UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio
•	PIMCO Balanced Allocation Portfolio
•	PIMCO CommodityRealReturn® Strategy Portfolio
•	PIMCO Dynamic Bond Portfolio
•	PIMCO Emerging Markets Bond Portfolio
•	PIMCO Global Bond Opportunities Portfolio (Unhedged)
•	PIMCO Global Core Bond (Hedged) Portfolio
•	PIMCO Global Diversified Allocation Portfolio
•	PIMCO Global Managed Asset Allocation Portfolio
•	PIMCO High Yield Portfolio
•	PIMCO Income Portfolio
•	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)
•	PIMCO International Bond Portfolio (Unhedged)
•	PIMCO Long-Term U.S. Government Portfolio
•	PIMCO Low Duration Portfolio
•	PIMCO Real Return Portfolio
•	PIMCO Short-Term Portfolio
•	PIMCO Total Return Portfolio

(b)	Not applicable to the Registrant.

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO All Asset Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Underlying PIMCO Funds are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be

4	PIMCO VARIABLE INSURANCE TRUST

based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO All Asset Portfolio	(Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule for the fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the

6	PIMCO VARIABLE INSURANCE TRUST

proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of June 30, 2022†§

PIMCO All Asset: Multi-RAE PLUS Fund	23.5%

PIMCO All Asset: Multi-Real Fund	12.1%

PIMCO Emerging Markets Local Currency and Bond Fund	8.7%

PIMCO Low Duration Fund	8.1%

PIMCO Total Return Fund	5.5%

PIMCO TRENDS Managed Futures Strategy Fund	4.3%

PIMCO International Bond Fund (U.S. Dollar-Hedged)	4.0%

PIMCO Emerging Markets Bond Fund	3.4%

PIMCO RAE Worldwide Long/Short PLUS Fund	3.0%

PIMCO RAE Emerging Markets Fund	3.0%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	(12.21)%	(9.98)%	4.53%	4.21%	4.73%
PIMCO All Asset Portfolio Class M	(12.45)%	(10.38)%	4.07%	3.75%	4.93%
PIMCO All Asset Portfolio Administrative Class	(12.33)%	(10.10)%	4.37%	4.06%	5.45%
PIMCO All Asset Portfolio Advisor Class	(12.30)%	(10.19)%	4.28%	3.95%	5.14%
Bloomberg U.S. TIPS: 1-10 Year Index±	(5.11)%	(2.03)%	3.24%	1.75%	3.59%♦
Consumer Price Index + 500 Basis Points±±	7.77%	14.00%	8.88%	7.60%	7.52%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2003.

± Bloomberg U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 1.185% for Institutional Class shares, 1.635% for Class M shares, 1.335% for Administrative Class shares, and 1.435% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstance substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to commodities, primarily through the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Strategy Fund as well as the Bloomberg Commodity Index and Credit Suisse Commodity Index exposures gained via the PIMCO All Asset: Multi-Real Fund contributed to performance, as the underlying PIMCO Funds gained value.

»	Exposure to real-estate investment trusts (“REITs”) and master limited partnerships, primarily through the PIMCO RealEstateRealReturn Strategy Fund and the DJ U.S.REITs Index exposure gained via the PIMCO All Asset: Multi-Real Fund, detracted from performance, as the underlying PIMCO Funds posted negative returns.

»	Exposure to emerging market bonds, primarily through the PIMCO Emerging Market Bond Fund, PIMCO Emerging Market Currency and Short-Term Investments Fund, and PIMCO Emerging Markets Local Currency and Bond Fund detracted from performance, as the underlying PIMCO Funds posted negative returns.

»	Exposure to developed ex-U.S. equities, primarily through the PIMCO RAE International Fund, as well as the MSCI EAFE Index and MSCI EAFE Value Index exposures gained via the PIMCO All Asset: Multi-RAE PLUS Fund detracted from performance, as the underlying PIMCO Funds posted negative returns.

»	Exposure to U.S. and global core bonds, primarily through the PIMCO Total Return Fund and PIMCO International Bond Fund (U.S. Dollar-Hedged) detracted from performance, as the underlying PIMCO Funds posted negative returns.

»	Exposure to emerging market equities, primarily through the PIMCO RAE Emerging Markets Fund and the MSCI Emerging Markets Value Index exposure gained via the PIMCO All Asset: Multi-RAE PLUS Fund, detracted from performance, as the underlying PIMCO Funds posted negative returns.

»	Exposure to long duration bonds, primarily through the PIMCO Long-Term U.S. Government Fund, PIMCO Extended Duration Fund, and PIMCO Long Duration Total Return Fund, detracted from performance, as the underlying PIMCO Funds posted negative returns.

»	Exposure to credit strategies, primarily through the PIMCO Income Fund, PIMCO Investment Grade Credit Bond Fund, PIMCO Senior Floating Rate Fund, and PIMCO High Yield Fund, detracted from performance, as the underlying PIMCO Funds posted negative returns.

»	There are no other material contributors for this Portfolio.

8	PIMCO VARIABLE INSURANCE TRUST

Expense Example	PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$877.90	$1.45	$1,000.00	$1,022.98	$1.56	0.32%
Class M	1,000.00	875.50	3.52	1,000.00	1,020.77	3.79	0.77
Administrative Class	1,000.00	876.70	2.14	1,000.00	1,022.24	2.31	0.47
Advisor Class	1,000.00	877.00	2.60	1,000.00	1,021.75	2.80	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Capital Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2022 - 06/30/2022+	$11.66	$0.29	$(1.64)	$(1.35)	$(0.44)	$(0.83)	$0.00	$(1.27)

12/31/2021	11.20	1.33	0.46	1.79	(1.33)	0.00	0.00	(1.33)

12/31/2020	10.91	0.44	0.38	0.82	(0.53)	0.00	0.00	(0.53)

12/31/2019	10.05	0.36	0.83	1.19	(0.33)	0.00	0.00	(0.33)

12/31/2018	10.97	0.51	(1.07)	(0.56)	(0.36)	0.00	0.00	(0.36)

12/31/2017	10.11	0.58	0.80	1.38	(0.50)	0.00	(0.02)	(0.52)
Class M

01/01/2022 - 06/30/2022+	11.76	0.27	(1.66)	(1.39)	(0.42)	(0.83)	0.00	(1.25)

12/31/2021	11.29	1.29	0.46	1.75	(1.28)	0.00	0.00	(1.28)

12/31/2020	10.99	0.37	0.41	0.78	(0.48)	0.00	0.00	(0.48)

12/31/2019	10.12	0.31	0.84	1.15	(0.28)	0.00	0.00	(0.28)

12/31/2018	11.04	0.50	(1.11)	(0.61)	(0.31)	0.00	0.00	(0.31)

12/31/2017	10.18	0.46	0.87	1.33	(0.45)	0.00	(0.02)	(0.47)
Administrative Class

01/01/2022 - 06/30/2022+	11.51	0.29	(1.64)	(1.35)	(0.43)	(0.83)	0.00	(1.26)

12/31/2021	11.07	1.46	0.29	1.75	(1.31)	0.00	0.00	(1.31)

12/31/2020	10.79	0.39	0.40	0.79	(0.51)	0.00	0.00	(0.51)

12/31/2019	9.93	0.33	0.84	1.17	(0.31)	0.00	0.00	(0.31)

12/31/2018	10.85	0.48	(1.06)	(0.58)	(0.34)	0.00	0.00	(0.34)

12/31/2017	10.01	0.47	0.87	1.34	(0.48)	0.00	(0.02)	(0.50)
Advisor Class

01/01/2022 - 06/30/2022+	11.66	0.28	(1.64)	(1.36)	(0.43)	(0.83)	0.00	(1.26)

12/31/2021	11.21	1.30	0.45	1.75	(1.30)	0.00	0.00	(1.30)

12/31/2020	10.92	0.39	0.40	0.79	(0.50)	0.00	0.00	(0.50)

12/31/2019	10.05	0.32	0.85	1.17	(0.30)	0.00	0.00	(0.30)

12/31/2018	10.97	0.47	(1.06)	(0.59)	(0.33)	0.00	0.00	(0.33)

12/31/2017	10.12	0.47	0.87	1.34	(0.47)	0.00	(0.02)	(0.49)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which the Portfolio may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Includes in-kind purchases and sales of underlying funds. Please see Note 4, Investments in Securities, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.04	(12.21)%	$13,195	0.315	%*	0.425	%*	0.315	%*	0.425	%*	5.53	%*	40%

11.66	16.41	15,277	0.295		0.425		0.295		0.425		11.36		88

11.20	8.17	14,097	0.325		0.425		0.325		0.425		4.22		141	(f)

10.91	11.92	11,788	0.275		0.425		0.275		0.425		3.36		31

10.05	(5.20)	10,616	0.305		0.425		0.305		0.425		4.78		37

10.97	13.77	12,827	0.325		0.425		0.325		0.425		5.43		40

9.12	(12.45)	68,002	0.765	*	0.875	*	0.765	*	0.875	*	5.10	*	40

11.76	15.90	78,418	0.745		0.875		0.745		0.875		10.91		88

11.29	7.74	71,618	0.775		0.875		0.775		0.875		3.57		141	(f)

10.99	11.44	74,777	0.725		0.875		0.725		0.875		2.88		31

10.12	(5.59)	73,521	0.755		0.875		0.755		0.875		4.62		37

11.04	13.19	75,309	0.775		0.875		0.775		0.875		4.26		40

8.90	(12.33)	67,879	0.465	*	0.575	*	0.465	*	0.575	*	5.51	*	40

11.51	16.23	76,996	0.445		0.575		0.445		0.575		12.62		88

11.07	8.01	381,112	0.475		0.575		0.475		0.575		3.85		141	(f)

10.79	11.90	426,305	0.425		0.575		0.425		0.575		3.14		31

9.93	(5.41)	444,136	0.455		0.575		0.455		0.575		4.56		37

10.85	13.54	554,749	0.475		0.575		0.475		0.575		4.46		40

9.04	(12.30)	153,755	0.565	*	0.675	*	0.565	*	0.675	*	5.25	*	40

11.66	16.04	183,020	0.545		0.675		0.545		0.675		11.11		88

11.21	7.91	167,756	0.575		0.675		0.575		0.675		3.78		141	(f)

10.92	11.74	180,653	0.525		0.675		0.525		0.675		3.06		31

10.05	(5.45)	178,643	0.555		0.675		0.555		0.675		4.38		37

10.97	13.38	231,030	0.575		0.675		0.575		0.675		4.35		40

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO All Asset Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$739
Investments in Affiliates	302,602
Receivable for Portfolio shares sold	157
Dividends receivable from Affiliates	333
Reimbursement receivable from PIMCO	32
Total Assets	303,863

Liabilities:

Payable for investments in Affiliates purchased	$777
Payable for Portfolio shares redeemed	80
Accrued investment advisory fees	44
Accrued supervisory and administrative fees	64
Accrued distribution fees	47
Accrued servicing fees	20
Total Liabilities	1,032

Net Assets	$302,831

Net Assets Consist of:

Paid in capital	$389,473
Distributable earnings (accumulated loss)	(86,642)

Net Assets	$302,831

Net Assets:

Institutional Class	$13,195
Class M	68,002
Administrative Class	67,879
Advisor Class	153,755

Shares Issued and Outstanding:

Institutional Class	1,460
Class M	7,460
Administrative Class	7,630
Advisor Class	17,017

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.04
Class M	9.12
Administrative Class	8.90
Advisor Class	9.04

Cost of investments in securities	$739
Cost of investments in Affiliates	$331,514

* Includes repurchase agreements of:	$739

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO All Asset Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$1
Dividends from Investments in Affiliates	9,572
Total Income	9,573

Expenses:

Investment advisory fees	285
Supervisory and administrative fees	407
Distribution and/or servicing fees - Class M	164
Distribution and/or servicing fees - Administrative Class	53
Distribution and/or servicing fees - Advisor Class	210
Trustee fees	5
Interest expense	1
Total Expenses	1,125
Waiver and/or Reimbursement by PIMCO	(172)
Net Expenses	953

Net Investment Income (Loss)	8,620

Net Realized Gain (Loss):

Investments in Affiliates	(7,741)

Net Realized Gain (Loss)	(7,741)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(43,885)

Net Change in Unrealized Appreciation (Depreciation)	(43,885)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(43,006)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,620	$57,876
Net realized gain (loss)	(7,741)	90,303
Net change in unrealized appreciation (depreciation)	(43,885)	(60,636)

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,006)	87,543

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,682)	(1,628)
Class M	(8,497)	(8,135)
Administrative Class	(8,696)	(27,759)
Advisor Class	(19,525)	(19,480)

Total Distributions(a)	(38,400)	(57,002)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	30,526	(311,413)

Total Increase (Decrease) in Net Assets	(50,880)	(280,872)

Net Assets:

Beginning of period	353,711	634,583
End of period	$302,831	$353,711

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO All Asset Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (c) 0.2%
		$739

Total Short-Term Instruments (Cost $739)		739

Total Investments in Securities (Cost $739)		739

INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 99.4%

PIMCO All Asset: Multi-RAE PLUS Fund	8,117,310	71,270

PIMCO All Asset: Multi-Real Fund	3,322,990	36,786

PIMCO CommoditiesPLUS® Strategy Fund	54,990	465

PIMCO CommodityRealReturn Strategy Fund®	458,044	2,872

PIMCO Dynamic Bond Fund	473,100	4,660

PIMCO Emerging Markets Bond Fund	1,256,731	10,242

PIMCO Emerging Markets Currency and Short-Term Investments Fund	946,169	6,869

PIMCO Emerging Markets Local Currency and Bond Fund	5,040,377	26,462

	SHARES	MARKET VALUE (000S)

PIMCO Extended Duration Fund	844,920	$3,895

PIMCO High Yield Fund	950,364	7,213

PIMCO Income Fund	366,860	3,892

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,258,058	12,266

PIMCO Investment Grade Credit Bond Fund	226,126	2,010

PIMCO Long Duration Total Return Fund	633,735	4,962

PIMCO Long-Term U.S. Government Fund	788,933	3,329

PIMCO Low Duration Credit Fund	368,001	3,135

PIMCO Low Duration Fund	2,624,850	24,464

PIMCO RAE Emerging Markets Fund	1,031,636	9,130

PIMCO RAE Fundamental Advantage PLUS Fund	1,049,760	8,934

PIMCO RAE International Fund	362,103	2,734

PIMCO RAE PLUS Fund	469,816	2,636

PIMCO RAE US Fund	112,367	1,327

PIMCO RAE US Small Fund	120,302	995

PIMCO RAE Worldwide Long/Short PLUS Fund	1,151,934	9,169

PIMCO RealEstateRealReturn Strategy Fund	1,281,909	8,781

PIMCO StocksPLUS Long Duration Fund	550,680	2,649

	SHARES	MARKET VALUE (000S)

PIMCO Total Return Fund	1,852,586	$16,673

PIMCO TRENDS Managed Futures Strategy Fund	957,438	12,945

Total Mutual Funds (Cost $329,678)		300,765

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%

PIMCO Government Money Market Fund
1.450% (a)(b)	1,836,416	1,837

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	11	0

Total Short-Term Instruments (Cost $1,836)		1,837

Total Investments in Affiliates (Cost $331,514)		302,602

Total Investments 100.2% (Cost $332,253)		$303,341

Other Assets and Liabilities, net (0.2)%		(510)

Net Assets 100.0%		$302,831

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$739	U.S. Treasury Notes 2.875% due 06/15/2025	$(754)	$739	$739

Total Repurchase Agreements						$(754)	$739	$739

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$739	$0	$0	$739	$(754)	$(15)

Total Borrowings and Other Financing Transactions	$739	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO All Asset Portfolio	(Cont.)	June 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$739	$0	$739

	$0	$739	$0	$739

Investments in Affiliates, at Value
Mutual Funds	300,765	0	0	300,765
Short-Term Instruments
Mutual Funds	1,837	0	0	1,837

	$302,602	$0	$0	$302,602

Total Investments	$302,602	$739	$0	$303,341

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment

SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Notes to Financial Statements	(Cont.)

income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing

SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Notes to Financial Statements	(Cont.)

Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all or a significant portion of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$67,611	$26,198	$(7,157)	$(605)	$(14,777)	$71,270	$0	$0

PIMCO All Asset: Multi-Real Fund	55,966	6,892	(16,577)	(581)	(8,914)	36,786	4,824	0

PIMCO CommoditiesPLUS® Strategy Fund	3,816	623	(4,793)	1,416	(597)	465	426	0

PIMCO CommodityRealReturn Strategy Fund®	3,497	826	(1,497)	110	(64)	2,872	561	0

PIMCO Dynamic Bond Fund	6,489	170	(1,570)	(86)	(343)	4,660	52	0

PIMCO Emerging Markets Bond Fund	16,733	2,887	(6,120)	(1,141)	(2,117)	10,242	327	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	7,163	2,871	(2,636)	(118)	(411)	6,869	58	0

PIMCO Emerging Markets Local Currency and Bond Fund	20,223	16,244	(5,525)	(1,021)	(3,459)	26,462	494	0

SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Notes to Financial Statements	(Cont.)

Underlying PIMCO Funds	Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Extended Duration Fund	$4,454	$2,406	$(1,577)	$(436)	$(952)	$3,895	$63	$0

PIMCO Government Money Market Fund	2,119	23,076	(23,358)	0	0	1,837	2	0

PIMCO High Yield Fund	7,669	3,230	(2,407)	(7)	(1,272)	7,213	179	0

PIMCO High Yield Spectrum Fund	174	0	(173)	(2)	1	0	0	0

PIMCO Income Fund	4,423	1,525	(1,559)	23	(520)	3,892	92	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	11,563	6,941	(5,197)	(319)	(722)	12,266	95	0

PIMCO Investment Grade Credit Bond Fund	2,106	392	(91)	(11)	(386)	2,010	40	0

PIMCO Long Duration Total Return Fund	6,951	2,061	(2,569)	(500)	(981)	4,962	106	0

PIMCO Long-Term Real Return Fund	5,407	252	(4,744)	(1,193)	278	0	125	0

PIMCO Long-Term U.S. Government Fund	3,461	1,796	(1,133)	(162)	(633)	3,329	37	0

PIMCO Low Duration Credit Fund	3,415	617	(630)	(27)	(240)	3,135	56	0

PIMCO Low Duration Fund	16,467	19,776	(10,789)	(397)	(593)	24,464	126	0

PIMCO RAE Emerging Markets Fund	1,291	10,106	(687)	(93)	(1,487)	9,130	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	13,038	404	(5,056)	126	422	8,934	81	0

PIMCO RAE International Fund	2,847	397	(114)	(8)	(388)	2,734	0	0

PIMCO RAE PLUS Fund	8,478	4,966	(9,997)	(42)	(769)	2,636	66	0

PIMCO RAE US Fund	6,965	1,409	(6,776)	(361)	90	1,327	0	0

PIMCO RAE US Small Fund	1,177	311	(364)	(31)	(98)	995	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	13,498	817	(4,682)	9	(473)	9,169	723	0

PIMCO Real Return Fund	3,932	45	(3,775)	218	(420)	0	53	0

PIMCO RealEstateRealReturn Strategy Fund	11,677	2,197	(2,223)	(193)	(2,677)	8,781	431	0

PIMCO Short-Term Floating NAV Portfolio III	0	0	0	0	0	0	0	0

PIMCO StocksPLUS Long Duration Fund	6,004	2,014	(2,990)	(1,060)	(1,319)	2,649	49	0

PIMCO Total Return Fund	29,074	9,696	(19,305)	(1,253)	(1,539)	16,673	248	0

PIMCO TRENDS Managed Futures Strategy Fund	6,161	5,749	(444)	4	1,475	12,945	258	0

Totals	$353,849	$156,894	$(156,515)	$(7,741)	$(43,885)	$302,602	$9,572	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

The following risks are principal risks of investing in the Portfolio.

Allocation Risk  is the risk that the Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that the Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

The following risks are principal risks of investing in the Portfolio that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Fund’s net asset value, particularly during times of market stress.

Municipal Project-Specific Risk  is the risk that an Underlying PIMCO Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield

SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Notes to Financial Statements	(Cont.)

securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. An Underlying PIMCO Fund’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, or Research Affiliates, and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Portfolio is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Notes to Financial Statements	(Cont.)

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between the Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by an Underlying PIMCO Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Underlying PIMCO Fund or on certain instruments in which the Underlying PIMCO Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Underlying PIMCO Fund.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward

SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements	(Cont.)

Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.175%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2023, to waive its Investment Advisory Fee to the extent that the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds exceed 0.64% of the total assets invested in Underlying PIMCO Funds. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Investment Advisory Fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Asset Allocation

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at June 30, 2022 were (amounts in thousands†):

12 months	13-24 months	25-36 months	Total
$890	$574	$350	$1,814

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amount was $172,338.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$133,818	$133,157

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	44	$487	160	$1,869

Class M	332	3,645	890	10,471

Administrative Class	1,537	16,471	1,330	15,452

Advisor Class	884	9,762	1,463	17,172
Issued as reinvestment of distributions

Institutional Class	171	1,682	139	1,628

Class M	858	8,497	689	8,135

Administrative Class	900	8,696	2,386	27,759

Advisor Class	1,989	19,525	1,663	19,480
Cost of shares redeemed

Institutional Class	(65)	$(711)	(247)	$(2,916)

Class M	(401)	(4,326)	(1,254)	(14,830)

Administrative Class	(1,499)	(16,292)	(31,465)	(367,429)

Advisor Class	(1,547)	(16,910)	(2,406)	(28,204)

Net increase (decrease) resulting from Portfolio share transactions	3,203	$30,526	(26,652)	$(311,413)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

As of June 30, 2022, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 46% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Portfolio is treated as qualifying dividends; and (iii) that income inclusion by a Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)	June 30, 2022	(Unaudited)

adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio or an Underlying PIMCO Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$9,645	$35,951

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$344,463	$3,199	$(44,321)	$(41,122)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

32	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Other Abbreviations:

TBA	To-Be-Announced

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

34	PIMCO VARIABLE INSURANCE TRUST

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolio estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six months period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO All Asset Portfolio
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.2371	$0.0000	$0.0000	$0.2371

June 2022	$0.2044	$0.0000	$0.0000	$0.2044

Class M	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.2287	$0.0000	$0.0000	$0.2287

June 2022	$0.1920	$0.0000	$0.0000	$0.1920

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.2344	$0.0000	$0.0000	$0.2344

June 2022	$0.2005	$0.0000	$0.0000	$0.2005

Advisor Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.2324	$0.0000	$0.0000	$0.2324

June 2022	$0.1975	$0.0000	$0.0000	$0.1975

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Asset Allocation Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT02SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Balanced Allocation Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio,

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Balanced Allocation Portfolio	(Cont.)

on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule for the fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Act, and address the roles and responsibilities of a fund’s board of trustees and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule.

6	PIMCO VARIABLE INSURANCE TRUST

The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

Short-Term Instruments‡	55.5%

U.S. Treasury Obligations	21.6%

U.S. Government Agencies	9.6%

Mutual Funds	6.5%

Corporate Bonds & Notes	4.1%

Asset Backed Securities	2.4%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	(16.54)%	(13.18)%	4.24%	3.50%	3.16%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg U.S. Aggregate Index±	(16.02)%	(12.10)%	5.11%	6.66%	6.36%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/27/2012.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 0.89% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	There were no material contributors for the Portfolio.

»	Exposure to U.S. equities detracted from performance, as U.S. equities had negative returns.

»	Exposure to U.S. duration detracted from performance, as U.S. Treasury yields rose.

»	Exposure to the Japanese yen and euro detracted from performance, as both currencies depreciated relative to the U.S. dollar.

»	Exposure to eurozone equities detracted from performance, as eurozone equities had negative returns.

»	Exposure to investment grade corporate credit and securitized credit, in particular agency mortgage-backed securities, detracted from performance, as the spreads on these securities widened.

8	PIMCO VARIABLE INSURANCE TRUST

Expense Example	PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$834.60	$3.73	$1,000.00	$1,020.45	$4.11	0.83%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Administrative Class

01/01/2022 - 06/30/2022+	$10.43	$0.01	$(1.71)	$(1.70)	$(0.02)	$(0.88)	$(0.90)

12/31/2021	10.33	0.02	1.07	1.09	(0.01)	(0.98)	(0.99)

12/31/2020	10.18	0.04	0.96	1.00	(0.10)	(0.75)	(0.85)

12/31/2019	8.74	0.17	1.48	1.65	(0.21)	0.00	(0.21)

12/31/2018	10.73	0.16	(0.73)	(0.57)	(0.13)	(1.29)	(1.42)

12/31/2017	9.44	0.08	1.28	1.36	(0.07)	0.00	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which the Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.83	(16.54)%	$177,010	0.83	%*	0.86	%*	0.83	%*	0.86	%*	0.23	%*	142%

10.43	10.96	224,774	0.83		0.86		0.83		0.86		0.24		280

10.33	11.12	88,098	0.84		0.87		0.83		0.86		0.38		497

10.18	19.00	91,875	0.91		0.93		0.84		0.86		1.81		534

8.74	(5.59)	86,180	0.92		0.94		0.84		0.86		1.47		435

10.73	14.48	101,361	0.84		0.86		0.84		0.86		0.79		508

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Balanced Allocation Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$146,077
Investments in Affiliates	41,851
Financial Derivative Instruments
Exchange-traded or centrally cleared	17
Over the counter	11
Cash	524
Deposits with counterparty	6,577
Foreign currency, at value	83
Receivable for TBA investments sold	15,716
Receivable for Portfolio shares sold	24
Interest and/or dividends receivable	155
Dividends receivable from Affiliates	83
Reimbursement receivable from PIMCO	5
Total Assets	211,123

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$736
Payable for investments in Affiliates purchased	84
Payable for TBA investments purchased	33,166
Accrued investment advisory fees	97
Accrued supervisory and administrative fees	8
Accrued servicing fees	22
Total Liabilities	34,113

Net Assets	$177,010

Net Assets Consist of:

Paid in capital	$214,430
Distributable earnings (accumulated loss)	(37,420)

Net Assets	$177,010

Net Assets:

Administrative Class	$177,010

Shares Issued and Outstanding:

Administrative Class	22,615

Net Asset Value Per Share Outstanding(a):

Administrative Class	$7.83

Cost of investments in securities	$151,508
Cost of investments in Affiliates	$43,676
Cost of foreign currency held	$87
Cost or premiums of financial derivative instruments, net	$287

* Includes repurchase agreements of:	$74,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Balanced Allocation Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$691
Dividends from Investments in Affiliates	357
Total Income	1,048

Expenses:

Investment advisory fees	648
Supervisory and administrative fees	49
Distribution and/or servicing fees - Administrative Class	147
Distribution and/or servicing fees - Advisor Class	1 (a)
Trustee fees	3
Interest expense	1
Total Expenses	849
Waiver and/or Reimbursement by PIMCO	(30)
Net Expenses	819

Net Investment Income (Loss)	229

Net Realized Gain (Loss):

Investments in securities	(3,142)
Investments in Affiliates	(163)
Exchange-traded or centrally cleared financial derivative instruments	(21,642)
Over the counter financial derivative instruments	26
Foreign currency	(22)

Net Realized Gain (Loss)	(24,943)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5,388)
Investments in Affiliates	(1,336)
Exchange-traded or centrally cleared financial derivative instruments	(4,912)
Over the counter financial derivative instruments	24
Foreign currency assets and liabilities	(11)

Net Change in Unrealized Appreciation (Depreciation)	(11,623)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(36,337)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Advisor Class Shares liquidated at the close of business on May 12, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$229		$387
Net realized gain (loss)	(24,943)		16,837
Net change in unrealized appreciation (depreciation)	(11,623)		(707)

Net Increase (Decrease) in Net Assets Resulting from Operations	(36,337)		16,517

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(18,600)		(8,334)
Advisor Class	(1	)(a)	(112)

Total Distributions(b)	(18,601)		(8,446)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	5,975		128,569

Total Increase (Decrease) in Net Assets	(48,963)		136,640

Net Assets:

Beginning of period	225,973		89,333
End of period	$177,010		$225,973

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Advisor Class Shares liquidated at the close of business on May 12, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Balanced Allocation Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.5%

CORPORATE BONDS & NOTES 4.4%

BANKING & FINANCE 3.2%

American Campus Communities Operating Partnership LP
2.250% due 01/15/2029		$100	$93

Bank of America Corp.
1.658% due 03/11/2027 •		200	180
3.864% due 07/23/2024 •		200	199
3.950% due 04/21/2025		200	197

Barclays PLC
4.972% due 05/16/2029 •		200	197

BGC Partners, Inc.
5.375% due 07/24/2023		100	101

BPCE SA
4.625% due 07/11/2024		100	99

Broadstone Net Lease LLC
2.600% due 09/15/2031		100	82

Brookfield Finance, Inc.
4.850% due 03/29/2029		100	99

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		100	91

Corebridge Financial, Inc.
3.850% due 04/05/2029		200	185

CPI Property Group SA
1.625% due 04/23/2027	EUR	100	84

Credit Suisse Group AG
7.500% due 12/11/2023 •(a)(c)		$400	382

Deutsche Bank AG
3.035% due 05/28/2032 •(d)		200	158

Discover Financial Services
4.500% due 01/30/2026		100	98

GLP Capital LP
5.250% due 06/01/2025		150	147

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		400	380

HSBC Holdings PLC
4.300% due 03/08/2026		200	198
4.583% due 06/19/2029 •		200	193

ING Bank NV
2.625% due 12/05/2022		100	100

ING Groep NV
4.100% due 10/02/2023		200	201

JPMorgan Chase & Co.
3.782% due 02/01/2028 •		300	288

Lloyds Banking Group PLC
4.450% due 05/08/2025		300	301

LXP Industrial Trust
2.375% due 10/01/2031		300	232

Mitsubishi UFJ Financial Group, Inc.
2.757% due 09/13/2026		200	187

Natwest Group PLC
1.642% due 06/14/2027 •		200	176

Realty Income Corp.
3.100% due 12/15/2029		100	91

Sabra Health Care LP
3.900% due 10/15/2029		100	88

Societe Generale SA
7.875% due 12/18/2023 •(a)(c)		200	196

Spirit Realty LP
4.000% due 07/15/2029		100	92

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		200	193

Wells Fargo & Co.
3.196% due 06/17/2027 •		100	95
4.150% due 01/24/2029		200	194

			5,597

INDUSTRIALS 1.0%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		71	67

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.500% due 08/15/2033	$178	$149

Arrow Electronics, Inc.
4.500% due 03/01/2023	100	100

British Airways Pass-Through Trust
3.300% due 06/15/2034	275	246

Broadcom, Inc.
3.187% due 11/15/2036	100	76

Campbell Soup Co.
3.650% due 03/15/2023	58	58

Choice Hotels International, Inc.
3.700% due 12/01/2029	100	90

Energy Transfer LP
3.900% due 07/15/2026	100	96

Las Vegas Sands Corp.
3.200% due 08/08/2024	100	95

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	300	276

Penske Truck Leasing Co. LP
4.450% due 01/29/2026	100	99

Reynolds American, Inc.
4.450% due 06/12/2025	100	99

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	80	79

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	138	138

Syngenta Finance NV
4.441% due 04/24/2023	200	202

		1,870

UTILITIES 0.2%

Exelon Corp.
3.950% due 06/15/2025	100	99

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	100	99

ONEOK, Inc.
4.550% due 07/15/2028	100	97

		295

Total Corporate Bonds & Notes (Cost $8,432)		7,762

MUNICIPAL BONDS & NOTES 0.1%

PENNSYLVANIA 0.1%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.314% (US0003M) due 10/25/2036 ~	86	85

VIRGINIA 0.0%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	100	67

Total Municipal Bonds & Notes (Cost $185)		152

U.S. GOVERNMENT AGENCIES 10.1%

Fannie Mae
1.200% (US0001M + 0.400%) due 11/25/2046 ~	82	81
1.200% due 11/25/2046 •	72	71
1.250% due 07/25/2046 •	55	55
1.270% due 09/25/2046 •	56	56
2.352% due 05/01/2038 •	91	94

Freddie Mac
3.500% due 09/01/2047	60	59
4.000% due 08/01/2047	170	171

Uniform Mortgage-Backed Security
3.500% due 11/01/2045 - 09/01/2046	172	168

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2052	3,100	2,688
2.500% due 08/01/2052	4,000	3,594
3.000% due 08/01/2052	2,800	2,606
3.500% due 08/01/2052	7,100	6,822

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2052		$1,500	$1,480

Total U.S. Government Agencies (Cost $17,972)			17,945

U.S. TREASURY OBLIGATIONS 22.9%

U.S. Treasury Bonds
1.625% due 11/15/2050		1,300	915
1.750% due 08/15/2041		1,100	837
1.875% due 02/15/2041		600	471
2.000% due 11/15/2041		2,000	1,589
2.250% due 05/15/2041		3,400	2,838
2.250% due 02/15/2052		200	165
2.375% due 02/15/2042		200	170
2.375% due 05/15/2051		2,500	2,111

U.S. Treasury Notes
0.125% due 05/31/2023		9,800	9,558
0.375% due 04/30/2025		1,600	1,485
0.750% due 05/31/2026		14,600	13,360
0.750% due 01/31/2028		1,200	1,057
1.125% due 08/31/2028		400	356
1.375% due 10/15/2022 (g)		1,050	1,048
1.625% due 05/15/2031		4,000	3,575
2.875% due 05/15/2032		1,000	989

Total U.S. Treasury Obligations (Cost $45,261)			40,524

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Banc of America Funding Trust
1.144% due 08/27/2036 ~		108	101

BANK
4.165% due 05/15/2061 ~		100	100

Citigroup Mortgage Loan Trust
3.328% due 07/25/2037 ^~		45	41

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.500% due 10/25/2036 þ		34	31

Grifonas Finance PLC
0.000% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	24	24

Lehman XS Trust
2.024% due 07/25/2047 ^•		$234	227

Total Non-Agency Mortgage-Backed Securities (Cost $530)			524

ASSET-BACKED SECURITIES 2.5%

Atrium Corp.
1.966% due 04/22/2027 •		212	209

CIT Mortgage Loan Trust
3.124% due 10/25/2037 •		100	94

Citigroup Mortgage Loan Trust
1.884% due 08/25/2036 •		75	74

Countrywide Asset-Backed Certificates Trust
1.774% due 06/25/2047 ^•		6	6
1.824% (US0001M + 0.200%) due 06/25/2047 ^~		113	101
1.854% due 05/25/2037 •		589	555

Crestline Denali CLO Ltd.
2.324% due 10/23/2031 •		300	293

ECMC Group Student Loan Trust
2.374% due 02/27/2068 •		58	55

Fremont Home Loan Trust
1.774% due 10/25/2036 •		377	179

GSAMP Trust
2.404% due 07/25/2045 •		203	201

Harvest CLO DAC
0.630% (EUR003M + 0.630%) due 11/18/2029 ~	EUR	48	50

JP Morgan Mortgage Acquisition Corp.
2.209% due 05/25/2035 •		$313	310

Jubilee CLO DAC
0.519% (EUR003M + 0.800%) due 12/15/2029 ~	EUR	180	187

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Balanced Allocation Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
2.424% (US0001M + 0.800%) due 10/25/2035 ~	$5	$5

Long Beach Mortgage Loan Trust
2.674% due 06/25/2035 •	239	234

Morgan Stanley ABS Capital, Inc. Trust
1.754% (US0001M + 0.130%) due 10/25/2036 ~	141	127

Navient Student Loan Trust
2.674% (US0001M + 1.050%) due 12/27/2066 ~	109	108

Option One Mortgage Loan Trust
2.389% due 08/25/2035 •	120	116

Palmer Square Loan Funding Ltd.
1.844% (US0003M + 0.800%) due 10/15/2029 ~	274	269

S-Jets Ltd.
3.967% due 08/15/2042	163	143

SLM Student Loan Trust
2.379% (US0003M + 0.550%) due 12/15/2025 ~	21	21

Sound Point CLO Ltd.
2.273% due 07/20/2032 •	300	292

Structured Asset Investment Loan Trust
1.796% (US0001M + 0.173%) due 07/25/2036 ~	588	393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TICP CLO Ltd.
1.903% (US0003M + 0.840%) due 04/20/2028 ~	$114	$113

Vibrant CLO Ltd.
2.183% (US0003M + 1.120%) due 07/20/2032 ~	300	293

Total Asset-Backed Securities (Cost $4,386)		4,428

SHORT-TERM INSTRUMENTS 42.2%

REPURCHASE AGREEMENTS (e) 42.2%
		74,742

Total Short-Term Instruments (Cost $74,742)		74,742

Total Investments in Securities (Cost $151,508)		146,077

	SHARES
INVESTMENTS IN AFFILIATES 23.7%

MUTUAL FUNDS (b) 6.9%

PIMCO Income Fund	1,150,781	12,210

Total Mutual Funds (Cost $13,646)		12,210

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 16.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.8%

PIMCO Short-Term Floating NAV Portfolio III	3,054,493	$29,641

Total Short-Term Instruments (Cost $30,030)		29,641

Total Investments in Affiliates (Cost $43,676)		41,851

Total Investments 106.2% (Cost $195,184)		$187,928

Financial Derivative Instruments (f)(h) (0.4)% (Cost or Premiums, net $287)		(708)

Other Assets and Liabilities, net (5.8)%		(10,210)

Net Assets 100.0%		$177,010

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(b)	Institutional Class Shares of each Fund.

(c)	Contingent convertible security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.035%	05/28/2032	06/16/2021	$202	$158	0.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$5,842	U.S. Treasury Notes 3.000% due 06/30/2024	$(5,959)	$5,842	$5,842
	1.450	06/30/2022	07/01/2022	68,900	U.S. Treasury Notes 1.500% due 11/30/2028	(70,278)	68,900	68,903

Total Repurchase Agreements						$(76,237)	$74,742	$74,745

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$74,745	$0	$0	$74,745	$(76,237)	$(1,492)

Total Borrowings and Other Financing Transactions	$74,745	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(272) at a weighted average interest rate of 0.285%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index September Futures	09/2022	326	$	61,769	$(1,442)	$0	$(512)
Mini MSCI EAFE Index September Futures	09/2022	476		44,187	(345)	0	(218)

Total Futures Contracts					$(1,787)	$0	$(730)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2024	1.096%	$200	$(5)	$5	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$700	$(25)	$(66)	$(91)	$0	$(1)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	495	24	(38)	(14)	0	(1)
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	1,400	34	(27)	7	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	1,000	22	(20)	2	0	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	19,700	229	(229)	0	0	(4)

					$284	$(380)	$(96)	$0	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	3-Month CAD-Bank Bill	0.980%	Semi-Annual	02/26/2024		CAD	2,400	$2	$(79)	$(77)	$1	$0
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024			1,200	0	(40)	(40)	1	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025			300	6	(20)	(14)	0	0
Pay	CPURNSA	2.670	Maturity	05/05/2026	$		500	0	(39)	(39)	2	0
Pay	CPURNSA	2.597	Maturity	07/09/2026			1,350	0	(97)	(97)	5	0
Pay	CPURNSA	2.573	Maturity	07/13/2026			1,350	0	(98)	(98)	5	0
Pay	UKRPI	3.686	Maturity	06/15/2031		GBP	200	0	(30)	(30)	1	0
Pay	UKRPI	3.708	Maturity	07/15/2031			500	0	(74)	(74)	1	0
Pay	UKRPI	3.858	Maturity	09/15/2031			200	0	(23)	(23)	1	0

								$8	$(500)	$(492)	$17	$0

Total Swap Agreements								$287	$(875)	$(588)	$17	$(6)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Balanced Allocation Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$17	$17	$0	$(730)		$(6)	$(736)

(g)

Securities with an aggregate market value of $591 and cash of $6,065 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2022		$75	GBP	61	$0	$0

BPS	08/2022	CAD	45		$36	1	0

CBK	07/2022	EUR	383		411	10	0
	08/2022	GBP	15		18	0	0
	12/2022		$2	PEN	10	0	0

HUS	08/2022	CAD	33		$26	0	0

Total Forward Foreign Currency Contracts						$11	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
CBK	10	0	0	10	0	0	0	0	10	0	10

Total Over the Counter	$11	$0	$0	$11	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$17	$17

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11

	$0	$0	$0	$11	$17	$28

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$730	$0	$0	$730
Swap Agreements	0	6	0	0	0	6

	$0	$6	$730	$0	$0	$736

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(21,691)	$0	$165	$(21,526)
Swap Agreements	0	(116)	0	0	0	(116)

	$0	$(116)	$(21,691)	$0	$165	$(21,642)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26

	$0	$(116)	$(21,691)	$26	$165	$(21,616)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(4,313)	$0	$(1)	$(4,314)
Swap Agreements	0	(405)	0	0	(193)	(598)

	$0	$(405)	$(4,313)	$0	$(194)	$(4,912)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24

	$0	$(405)	$(4,313)	$24	$(194)	$(4,888)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,597	$0	$5,597
Industrials	0	1,870	0	1,870
Utilities	0	295	0	295
Municipal Bonds & Notes
Pennsylvania	0	85	0	85
Virginia	0	67	0	67
U.S. Government Agencies	0	17,945	0	17,945
U.S. Treasury Obligations	0	40,524	0	40,524
Non-Agency Mortgage-Backed Securities	0	524	0	524
Asset-Backed Securities	0	4,428	0	4,428
Short-Term Instruments
Repurchase Agreements	0	74,742	0	74,742

	$0	$146,077	$0	$146,077

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Affiliates, at Value
Mutual Funds	$12,210	$0	$0	$12,210
Short-Term Instruments
Central Funds Used for Cash Management Purposes	29,641	0	0	29,641

	$41,851	$0	$0	$41,851

Total Investments	$41,851	$146,077	$0	$187,928

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	17	0	17
Over the counter	0	11	0	11

	$0	$28	$0	$28

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Balanced Allocation Portfolio	(Cont.)	June 30, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(730)	$(6)	$0	$(736)

Total Financial Derivative Instruments	$(730)	$22	$0	$(708)

Totals	$41,121	$146,099	$0	$187,220

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair

SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Notes to Financial Statements	(Cont.)

values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based

SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Notes to Financial Statements	(Cont.)

upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated Funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Income Fund	$12,293	$1,368	$0	$0	$(1,451)	$12,210	$270	$0

PIMCO Short-Term Floating NAV Portfolio III	37,802	45,487	(53,600)	(163)	115	29,641	87	0

Totals	$50,095	$46,855	$(53,600)	$(163)	$(1,336)	$41,851	$357	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advise on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases,

SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements	(Cont.)

guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least

102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the

Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations,

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.66%	0.05%	0.05%	~

~	This share class was liquidated during the reporting period.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class~	0.25%	—

~	This share class was liquidated during the reporting period.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or

iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

On December 4, 2020, the SEC granted an order approving the substitutions of shares of certain mutual funds offered as investment options to certain variable annuity and variable life insurance contracts issued by the insurance company requesting such order with shares of certain other mutual funds, including the Portfolio. As a condition of this order, the SEC required that PIMCO enter into a written contract with the Portfolio to limit expenses as required by the order. Accordingly, pursuant to a Fund Substitution Expense Limitation Agreement dated April 21, 2021, PIMCO has agreed to waive, reduce or reimburse, for the Portfolio, all or any portion of fees by an amount sufficient to reduce the Administrative Class’s annualized expenses to 1.05%. This Expense Limitation Agreement will expire on June 20, 2023. The waiver will be, if applicable, reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, no amounts were waived or reimbursed under this Expense Limitation Agreement.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2023, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Management Fees of series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust indirectly incurred by the Portfolio in connection with its investments in series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, up to a maximum waived amount that is equal to the Portfolio’s aggregate Investment Advisory Fee and Supervisory and Administrative Fee. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amount was $29,952.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$127,235	$131,102	$2,839	$2,073

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)				Year Ended 12/31/2021

	Shares		Amount		Shares	Amount

Receipts for shares sold

Administrative Class	18		$155		14,465	$143,784

Advisor Class	1	(a)	10	(a)	0	1
Issued as reinvestment of distributions

Administrative Class	2,283		18,600		829	8,334

Advisor Class	0	(a)	1	(a)	11	112
Cost of shares redeemed

Administrative Class	(1,230)		(11,722)		(2,279)	(23,496)

Advisor Class	(113	)(a)	(1,069	)(a)	(16)	(166)

Net increase (decrease) resulting from Portfolio share transactions	959		$5,975		13,010	$128,569

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Advisor Class Shares liquidated at the close of business on May 12, 2022.

As of June 30, 2022, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 100% of the Portfolio. The shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”)

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$195,610	$319	$(10,365)	$(10,046)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	STR	State Street FICC Repo

Currency Abbreviations:

CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

EUR	Euro	PEN	Peruvian New Sol

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	EAFE	Europe, Australasia, and Far East Stock Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	US0001M	ICE 1-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	EUR006M	6 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

40	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolio estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six months period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.0119	$0.0000	$0.0000	$0.0119

June 2022	$0.0122	$0.0000	$0.0000	$0.0122

Advisor Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.0100	$0.0000	$0.0000	$0.0100

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT10SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO CommodityRealReturn® Strategy Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to

6	PIMCO VARIABLE INSURANCE TRUST

adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental,

social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

U.S. Treasury Obligations	61.0%

Short-Term Instruments‡	23.5%

Asset-Backed Securities	7.2%

Sovereign Issues	5.0%

U.S. Government Agencies	2.2%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	15.19%	23.18%	10.19%	(0.30)%	(0.67)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	14.97%	22.41%	9.68%	—	1.33%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	15.08%	22.93%	10.00%	(0.44)%	1.57%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	15.09%	22.77%	9.88%	(0.55)%	0.45%
Bloomberg Commodity Index Total Return±	18.44%	24.27%	8.39%	(0.82)%	0.05%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses) was 1.01% for Institutional Class shares, 1.46% for Class M shares, 1.16% for Administrative Class shares, and 1.26% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return, posted gains.

»

Overweight positioning in eurozone breakeven inflation (“BEI”), or the yield differential between nominal Treasuries and like-maturity inflation-linked bonds, contributed to absolute performance, as eurozone BEI rose over the period.

»	Active commodities strategies, driven by overweight exposure to the petroleum sector, most notably refined products, contributed to performance, as these commodities outperformed broader commodities.

»	There were no other material contributors for this Portfolio.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”), as collateral backing the Portfolio’s commodity exposure detracted from performance, as U.S. short-term TIPS, as measured by the Bloomberg U.S. 1-5 Year TIPS Total Return Index, delivered negative returns.

»

Curve positioning in U.S. BEI, specifically underweight exposure to the front-end of the curve versus longer-term maturities, detracted from relative performance, as the back end of the curve fell by more than the front end.

»	Underweight exposure to U.K. BEI detracted from relative returns, as U.K. BEI rose over the first 5 months of the reporting period.

»	Cash management strategies detracted.

»

Curve positioning in eurozone interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities detracted from relative performance, as intermediate maturities underperformed.

»	Exposure to U.S. agency mortgage-backed securities (“MBS”) detracted from relative performance, as U.S. agency MBS spreads widened.

8	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,151.90	$4.96	$1,000.00	$1,019.91	$4.66	0.94%
Class M	1,000.00	1,149.70	7.33	1,000.00	1,017.70	6.88	1.39
Administrative Class	1,000.00	1,150.80	5.75	1,000.00	1,019.18	5.40	1.09
Advisor Class	1,000.00	1,150.90	6.28	1,000.00	1,018.68	5.89	1.19

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total	Net Asset Value End of Year or Period(a)
Institutional Class

01/01/2022 - 06/30/2022+	$7.71	$0.30	$1.05	$1.35	$(1.45)	$0.00	$(1.45)	$7.61

12/31/2021	6.03	0.33	1.67	2.00	(0.32)	0.00	(0.32)	7.71

12/31/2020	6.39	0.07	(0.07)	0.00	(0.36)	0.00	(0.36)	6.03

12/31/2019	6.00	0.10	0.59	0.69	(0.30)	0.00	(0.30)	6.39

12/31/2018	7.14	0.16	(1.14)	(0.98)	(0.16)	0.00	(0.16)	6.00

12/31/2017	7.84	0.14	(0.01)	0.13	(0.83)	0.00	(0.83)	7.14
Class M

01/01/2022 - 06/30/2022+	7.67	0.29	1.04	1.33	(1.44)	0.00	(1.44)	7.56

12/31/2021	6.01	0.27	1.69	1.96	(0.30)	0.00	(0.30)	7.67

12/31/2020	6.37	0.04	(0.06)	(0.02)	(0.34)	0.00	(0.34)	6.01

12/31/2019	5.99	0.08	0.57	0.65	(0.27)	0.00	(0.27)	6.37

12/31/2018	7.12	0.13	(1.13)	(1.00)	(0.13)	0.00	(0.13)	5.99

12/31/2017	7.83	0.11	(0.01)	0.10	(0.81)	0.00	(0.81)	7.12
Administrative Class

01/01/2022 - 06/30/2022+	7.73	0.30	1.05	1.35	(1.44)	0.00	(1.44)	7.64

12/31/2021	6.05	0.29	1.70	1.99	(0.31)	0.00	(0.31)	7.73

12/31/2020	6.41	0.05	(0.06)	(0.01)	(0.35)	0.00	(0.35)	6.05

12/31/2019	6.02	0.10	0.58	0.68	(0.29)	0.00	(0.29)	6.41

12/31/2018	7.16	0.15	(1.14)	(0.99)	(0.15)	0.00	(0.15)	6.02

12/31/2017	7.87	0.13	(0.01)	0.12	(0.83)	0.00	(0.83)	7.16
Advisor Class

01/01/2022 - 06/30/2022+	7.84	0.30	1.06	1.36	(1.44)	0.00	(1.44)	7.76

12/31/2021	6.13	0.29	1.73	2.02	(0.31)	0.00	(0.31)	7.84

12/31/2020	6.49	0.05	(0.06)	(0.01)	(0.35)	0.00	(0.35)	6.13

12/31/2019	6.09	0.09	0.59	0.68	(0.28)	0.00	(0.28)	6.49

12/31/2018	7.24	0.15	(1.16)	(1.01)	(0.14)	0.00	(0.14)	6.09

12/31/2017	7.95	0.12	(0.02)	0.10	(0.81)	0.00	(0.81)	7.24

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

15.19%	$13,757	0.94	%*	1.18	%*	0.74	%*	0.98	%*	6.98	%*	57%

33.47	9,934	0.79		1.02		0.75		0.98		4.50		197

1.50	2,976	1.09		1.23		0.74		0.88		1.28		250

11.63	2,895	2.01		2.12		0.74		0.85		1.61		223

(14.05)	3,000	1.77		1.92		0.74		0.89		2.32		237

2.40	2,883	1.25		1.39		0.74		0.88		1.92		157

14.97	1,468	1.39	*	1.63	*	1.19	*	1.43	*	6.80	*	57

32.74	691	1.24		1.47		1.20		1.43		3.75		197

1.08	384	1.54		1.68		1.19		1.33		0.69		250

10.98	490	2.46		2.57		1.19		1.30		1.26		223

(14.33)	454	2.22		2.37		1.19		1.34		1.88		237

1.94	524	1.70		1.84		1.19		1.33		1.50		157

15.23	376,101	1.09	*	1.33	*	0.89	*	1.13	*	6.81	*	57

33.17	302,024	0.94		1.17		0.90		1.13		4.05		197

1.35	223,298	1.24		1.38		0.89		1.03		1.02		250

11.43	222,337	2.16		2.27		0.89		1.00		1.54		223

(14.13)	217,121	1.92		2.07		0.89		1.04		2.19		237

2.15	263,712	1.40		1.54		0.89		1.03		1.79		157

15.09	213,137	1.19	*	1.43	*	0.99	*	1.23	*	6.76	*	57

33.11	158,636	1.04		1.27		1.00		1.23		3.95		197

1.23	111,152	1.34		1.48		0.99		1.13		0.91		250

11.35	110,525	2.26		2.37		0.99		1.10		1.46		223

(14.20)	103,329	2.02		2.17		0.99		1.14		2.09		237

2.05	124,551	1.50		1.64		0.99		1.13		1.69		157

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Consolidated Statement of Assets and Liabilities	PIMCO CommodityRealReturn® Strategy Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$917,705
Investments in Affiliates	3,927
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,136
Over the counter	5,041
Deposits with counterparty	8,197
Foreign currency, at value	1,137
Receivable for investments sold	232,337
Receivable for investments sold on a delayed-delivery basis	59
Receivable for TBA investments sold	19,089
Receivable for Portfolio shares sold	660
Interest and/or dividends receivable	1,032
Dividends receivable from Affiliates	2
Reimbursement receivable from PIMCO	128
Total Assets	1,193,450

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$469,990
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,802
Over the counter	69,738
Payable for investments purchased	1,916
Payable for investments in Affiliates purchased	2
Payable for investments purchased on a delayed-delivery basis	4
Payable for TBA investments purchased	38,250
Deposits from counterparty	1,317
Payable for Portfolio shares redeemed	1,909
Overdraft due to custodian	405
Accrued investment advisory fees	370
Accrued supervisory and administrative fees	180
Accrued distribution fees	50
Accrued servicing fees	54
Total Liabilities	588,987

Net Assets	$604,463

Net Assets Consist of:

Paid in capital	$567,962
Distributable earnings (accumulated loss)	36,501

Net Assets	$604,463

Net Assets:

Institutional Class	$13,757
Class M	1,468
Administrative Class	376,101
Advisor Class	213,137

Shares Issued and Outstanding:

Institutional Class	1,808
Class M	194
Administrative Class	49,259
Advisor Class	27,472

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.61
Class M	7.56
Administrative Class	7.64
Advisor Class	7.76

Cost of investments in securities	$952,443
Cost of investments in Affiliates	$3,927
Cost of foreign currency held	$1,130
Cost or premiums of financial derivative instruments, net	$(2,214)

* Includes repurchase agreements of:	$171,194

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations	PIMCO CommodityRealReturn® Strategy Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$24,493
Dividends	8
Total Income	24,501

Expenses:

Investment advisory fees	2,038
Supervisory and administrative fees	986
Distribution and/or servicing fees - Class M	3
Distribution and/or servicing fees - Administrative Class	295
Distribution and/or servicing fees - Advisor Class	264
Trustee fees	8
Interest expense	608
Total Expenses	4,202
Waiver and/or Reimbursement by PIMCO	(735)
Net Expenses	3,467

Net Investment Income (Loss)	21,034

Net Realized Gain (Loss):

Investments in securities	(7,169)
Investments in Affiliates	(8)
Exchange-traded or centrally cleared financial derivative instruments	9,496
Over the counter financial derivative instruments	173,270
Short sales	11
Foreign currency	(632)

Net Realized Gain (Loss)	174,968

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(45,442)
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	829
Over the counter financial derivative instruments	(81,721)
Foreign currency assets and liabilities	(181)

Net Change in Unrealized Appreciation (Depreciation)	(126,520)

Net Increase (Decrease) in Net Assets Resulting from Operations	$69,482

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Consolidated Statements of Changes in Net Assets	PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$21,034	$17,361
Net realized gain (loss)	174,968	99,409
Net change in unrealized appreciation (depreciation)	(126,520)	(1,798)

Net Increase (Decrease) in Net Assets Resulting from Operations	69,482	114,972

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,276)	(316)
Class M	(197)	(22)
Administrative Class	(66,807)	(12,070)
Advisor Class	(35,720)	(5,793)

Total Distributions(a)	(105,000)	(18,201)

Portfolio Share Transaction:

Net increase (decrease) resulting from Portfolio share transactions*	168,696	36,704

Total Increase (Decrease) in Net Assets	133,178	133,475

Net Assets:

Beginning of period	471,285	337,810
End of period	$604,463	$471,285

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows	PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$69,482

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(586,225)
Proceeds from sales of long-term securities	387,241
(Purchases) Proceeds from sales of short-term portfolio investments, net	(57,183)
(Increase) decrease in deposits with counterparty	(3,790)
(Increase) decrease in receivable for investments sold	(122,358)
(Increase) decrease in interest and/or dividends receivable	(228)
(Increase) decrease in dividends receivable from Affiliates	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	11,117
Proceeds from (Payments on) over the counter financial derivative instruments	173,218
(Increase) decrease in reimbursement receivable from PIMCO	(39)
Increase (decrease) in payable for investments purchased	583
Increase (decrease) in deposits from counterparty	(18,052)
Increase (decrease) in accrued investment advisory fees	103
Increase (decrease) in accrued supervisory and administrative fees	50
Increase (decrease) in accrued distribution fees	15
Increase (decrease) in accrued servicing fees	14
Proceeds from (Payments on) short sales transactions, net	11
Proceeds from (Payments on) foreign currency transactions	(813)
Net Realized (Gain) Loss
Investments in securities	7,169
Investments in Affiliates	8
Exchange-traded or centrally cleared financial derivative instruments	(9,496)
Over the counter financial derivative instruments	(173,270)
Short sales	(11)
Foreign currency	632
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	45,442
Investments in Affiliates	5
Exchange-traded or centrally cleared financial derivative instruments	(829)
Over the counter financial derivative instruments	81,721
Foreign currency assets and liabilities	181
Net amortization (accretion) on investments	5,122

Net Cash Provided by (Used for) Operating Activities	(190,181)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	235,735
Payments on shares redeemed	(171,242)
Increase (decrease) in overdraft due to custodian	405
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	112,739
Payments on reverse repurchase agreements	(112,739)
Proceeds from sale-buyback transactions	9,421,917
Payments on sale-buyback transactions	(9,297,057)

Net Cash Received from (Used for) Financing Activities	189,758

Net Increase (Decrease) in Cash and Foreign Currency	(423)

Cash and Foreign Currency:

Beginning of period	1,560
End of period	$1,137

*Reinvestment of distributions	$105,000

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$654

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 151.8%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.7%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,100	$1,101

ING Bank NV
2.625% due 12/05/2022		500	500

Natwest Group PLC
3.747% (US0003M + 1.550%) due 06/25/2024 ~		400	401
4.519% due 06/25/2024 •		300	299

UniCredit SpA
7.830% due 12/04/2023		1,650	1,709

			4,010

UTILITIES 0.0%

Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	100	112

Total Corporate Bonds & Notes (Cost $4,087)			4,122

U.S. GOVERNMENT AGENCIES 3.4%

Fannie Mae
1.524% due 10/01/2044 •		$2	2
1.974% (US0001M + 0.350%) due 05/25/2042 ~		2	2
1.979% due 07/01/2035 •		8	8
2.030% due 11/01/2035 •		3	3
2.084% due 05/25/2035 ~		9	9
2.127% due 01/01/2036 •		10	10
2.430% due 11/01/2034 •		7	7

Freddie Mac
1.150% due 07/15/2044 •		219	216
1.524% due 02/25/2045 •		25	26
1.756% due 09/01/2036 •		20	21
1.774% due 09/15/2042 •		318	315
1.884% (US0001M + 0.260%) due 08/25/2031 ~		1	1
1.927% due 10/01/2036 •		28	28
2.294% due 07/01/2036 •		56	58
2.350% due 01/01/2034 •		1	1

Ginnie Mae
0.382% due 08/20/2068 •		370	361
1.968% due 04/20/2067 •		278	275

U.S. Small Business Administration
5.510% due 11/01/2027		46	47

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2052		300	270
3.000% due 08/01/2052		3,300	3,071
3.500% due 08/01/2052		5,762	5,536
4.000% due 04/01/2052		10,328	10,170

Total U.S. Government Agencies (Cost $20,467)			20,437

U.S. TREASURY OBLIGATIONS 93.0%

U.S. Treasury Bonds
1.625% due 11/15/2050 (g)		5,880	4,138
3.000% due 05/15/2045		80	74

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2023		32,122	32,666
0.125% due 07/15/2024 (g)		31,164	31,469
0.125% due 10/15/2024 (g)		43,939	44,218
0.125% due 04/15/2025		5,148	5,152
0.125% due 10/15/2025		12,254	12,249
0.125% due 04/15/2026		23,819	23,605
0.125% due 07/15/2026 (g)		44,160	43,820
0.125% due 10/15/2026 (g)		144,846	143,587
0.125% due 04/15/2027		7,473	7,362
0.125% due 01/15/2030		6,696	6,396
0.125% due 07/15/2030 (k)		1,105	1,054
0.125% due 07/15/2031		2,427	2,309
0.125% due 01/15/2032 (g)		13,035	12,384
0.250% due 01/15/2025		11,716	11,790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 07/15/2029 (k)		$1,187	$1,151
0.375% due 07/15/2023		4,581	4,662
0.375% due 07/15/2025		11,428	11,546
0.375% due 07/15/2025 (k)		2,803	2,832
0.375% due 01/15/2027		3,901	3,888
0.375% due 07/15/2027 (k)		331	330
0.500% due 04/15/2024		9,123	9,251
0.500% due 01/15/2028		9,172	9,114
0.625% due 04/15/2023 (g)		55,075	56,019
0.625% due 01/15/2024 (i)(k)		7,958	8,096
0.625% due 01/15/2026		12,932	13,081
0.625% due 02/15/2043		189	167
0.750% due 07/15/2028		27,499	27,712
0.750% due 02/15/2045		1,964	1,762
0.875% due 01/15/2029		13,359	13,492
1.000% due 02/15/2046 (k)		732	695
1.375% due 02/15/2044		124	127
1.750% due 01/15/2028		1,894	2,012
2.125% due 02/15/2040 (k)		308	360
2.125% due 02/15/2041		1,426	1,659
2.375% due 01/15/2025		7,943	8,419
2.500% due 01/15/2029 (k)		2,208	2,456
3.875% due 04/15/2029 (k)		795	960

Total U.S. Treasury Obligations (Cost $588,503)			562,064

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Alliance Bancorp Trust
2.104% (US0001M + 0.480%) due 07/25/2037 ~		134	117

Banc of America Mortgage Trust
2.469% due 11/25/2035 ^~		8	7
3.356% due 06/25/2035 ~		16	14

Bear Stearns Adjustable Rate Mortgage Trust
2.282% due 01/25/2035 ~		40	41
2.951% due 03/25/2035 ~		28	27
3.440% due 07/25/2036 ^~		20	19

Citigroup Mortgage Loan Trust
3.396% due 09/25/2037 ^~		120	109

Countrywide Alternative Loan Trust
1.807% due 12/20/2046 ^•		600	503
1.864% (US0001M + 0.240%) due 06/25/2036 ~		367	346
5.000% due 07/25/2035		46	31
6.000% due 02/25/2037 ^		125	65

Countrywide Home Loan Mortgage Pass-Through Trust
2.701% due 10/20/2035 ~		916	877
3.571% due 08/25/2034 ^~		1	1

Credit Suisse Mortgage Capital Certificates
1.774% due 09/29/2036 •		256	248
5.907% due 10/26/2036 ~		32	28

Eurosail PLC
2.540% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	176	213

First Horizon Alternative Mortgage Securities Trust
2.778% due 06/25/2034 ~		$4	4
6.000% due 02/25/2037 ^		39	19

GreenPoint Mortgage Funding Trust
1.984% due 09/25/2046 •		79	72
2.164% (US0001M + 0.540%) due 11/25/2045 ~		5	5

GSR Mortgage Loan Trust
2.568% due 01/25/2035 ~		8	7

HarborView Mortgage Loan Trust
2.075% due 03/19/2036 ^•		20	19

Hawksmoor Mortgages
1.703% due 05/25/2053 •	GBP	910	1,105

HomeBanc Mortgage Trust
2.284% (US0001M + 0.660%) due 10/25/2035 ~		$3	3

IndyMac INDA Mortgage Loan Trust
3.133% due 11/25/2035 ^~		6	6

JP Morgan Mortgage Trust
2.496% due 02/25/2035 ~		18	18
2.661% due 08/25/2035 ~		16	15
2.870% due 07/25/2035 ~		9	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman XS Trust
2.774% (US0001M + 2.300%) due 12/25/2037 ~		$430	$442

MASTR Adjustable Rate Mortgages Trust
3.052% due 11/21/2034 ~		7	7

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.064% (US0001M + 0.740%) due 09/15/2030 ~		49	49

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		734	712

Residential Accredit Loans, Inc. Trust
1.259% due 10/25/2037 ~		24	22
1.836% (12MTA + 1.360%) due 09/25/2045 ~		57	52

Residential Asset Securitization Trust
2.024% due 05/25/2035 •		54	38

Sequoia Mortgage Trust
1.995% due 07/20/2036 •		76	68

Structured Adjustable Rate Mortgage Loan Trust
1.876% due 01/25/2035 ^•		6	5
2.543% due 02/25/2034 ~		4	4

Structured Asset Mortgage Investments Trust
2.044% due 04/25/2036 •		5	4
2.255% (US0001M + 0.660%) due 10/19/2034 ~		6	6

Towd Point Mortgage Funding PLC
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~	GBP	687	833

WaMu Mortgage Pass-Through Certificates Trust
1.246% due 05/25/2047 •		$104	94
2.819% due 08/25/2035 ~		2	2
2.867% due 12/25/2035 ~		54	52

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		11	9

Total Non-Agency Mortgage-Backed Securities (Cost $6,448)			6,327

ASSET-BACKED SECURITIES 10.9%

522 Funding CLO Ltd.
2.103% due 10/20/2031 •		1,200	1,172

Allegro CLO Ltd.
2.209% (US0003M + 1.165%) due 10/16/2031 ~		700	688

American Money Management Corp. CLO Ltd.
2.018% due 04/14/2029 •		547	543
2.352% (US0003M + 0.950%) due 11/10/2030 ~		300	295

Apidos CLO
1.944% (US0003M + 0.900%) due 07/18/2029 ~		600	591
1.974% due 07/17/2030 •		600	591
2.013% due 10/20/2030 •		500	489

Arbor Realty Commercial Real Estate Notes Ltd.
2.229% due 01/15/2037 •		1,200	1,166

Ares CLO Ltd.
1.914% (US0003M + 0.870%) due 01/15/2029 ~		359	354
2.094% (US0003M + 1.050%) due 01/15/2032 ~		300	292

Argent Mortgage Loan Trust
2.104% due 05/25/2035 •		65	59

Argent Securities Trust
1.924% due 07/25/2036 •		261	231
1.944% due 05/25/2036 •		580	158

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	700	715

Asset-Backed Funding Certificates Trust
1.764% due 10/25/2036 •		$820	763

Atlas Senior Loan Fund Ltd.
2.216% due 04/22/2031 •		500	490

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atrium Corp.
1.966% due 04/22/2027 •		$339	$334

Babson CLO Ltd.
2.053% (US0003M + 0.990%) due 01/20/2031 ~		700	689

Bain Capital Credit CLO Ltd.
2.033% due 07/20/2030 •		500	492

BDS Ltd.
2.623% (US0001M + 1.100%) due 08/15/2036 ~		64	64

Birch Grove CLO Ltd.
2.959% due 06/15/2031 •		300	295

Black Diamond CLO DAC
0.650% due 10/03/2029 •	EUR	41	43

Blackrock European CLO DAC
0.620% (EUR003M + 0.620%) due 10/15/2031 ~		500	507

BPCRE Holder LLC
3.907% due 01/18/2037 •		$500	493

Brookside Mill CLO Ltd.
1.864% (US0003M + 0.820%) due 01/17/2028 ~		165	165

Carlyle Euro CLO DAC
0.630% (EUR003M + 0.630%) due 08/15/2030 ~	EUR	1,397	1,435
0.700% due 01/15/2031 •		700	717

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •		900	926

Carlyle U.S. CLO Ltd.
2.063% (US0003M + 1.000%) due 04/20/2031 ~		$700	687

Carrington Mortgage Loan Trust
2.313% due 07/20/2030 •		700	692

CIFC Funding Ltd.
2.283% due 07/20/2030 •		400	396

CIT Mortgage Loan Trust
2.974% due 10/25/2037 •		163	162
3.124% due 10/25/2037 •		600	562

Citigroup Mortgage Loan Trust
2.084% due 12/25/2036 •		37	28

Citigroup Mortgage Loan Trust, Inc.
2.119% due 10/25/2036 •		400	386

Countrywide Asset-Backed Certificates
1.874% (US0001M + 0.250%) due 03/25/2037 ~		200	190
2.824% (US0001M + 1.200%) due 10/25/2035 ~		15	15

Countrywide Asset-Backed Certificates Trust
1.814% due 11/25/2037 •		521	483

Countrywide Asset-Backed Certificates Trust, Inc.
2.364% (US0001M + 0.740%) due 08/25/2047 ~		114	110

Credit-Based Asset Servicing & Securitization LLC
1.744% (US0001M + 0.120%) due 07/25/2037 ~		9	6
1.844% due 07/25/2037 •		38	27

Crestline Denali CLO Ltd.
2.324% due 10/23/2031 •		300	293

CVC Cordatus Loan Fund DAC
0.630% (EUR003M + 0.630%) due 09/15/2031 ~	EUR	400	410
0.650% due 10/15/2031 •		800	818

Denali Capital CLO Ltd.
2.094% due 04/15/2031 •		$499	490

Dryden Euro CLO DAC
0.860% due 05/15/2034 •	EUR	400	406

Dryden Senior Loan Fund
1.944% due 04/15/2029 •		$276	273
2.096% due 01/17/2033 •		400	391

Ellington Loan Acquisition Trust
2.724% due 05/25/2037 •		22	22

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	500	511

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
1.759% due 10/25/2036 •		$95	$87

Galaxy CLO Ltd.
2.014% (US0003M + 0.970%) due 10/15/2030 ~		400	394

Gallatin CLO Ltd.
2.148% due 01/21/2028 •		393	390

GoldenTree Loan Management U.S. CLO Ltd.
1.973% due 11/20/2030 •		900	880

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		43	28

GSAMP Trust
1.694% (US0001M + 0.070%) due 12/25/2036 ~		46	24
2.599% due 03/25/2035 ^•		78	73

Harvest CLO DAC
0.650% (EUR003M + 0.650%) due 06/26/2030 ~	EUR	890	917
0.680% due 10/20/2031 •		500	511

Home Equity Asset Trust
2.299% (US0001M + 0.675%) due 02/25/2036 ~		$328	319

IndyMac INDB Mortgage Loan Trust
1.764% due 07/25/2036 •		233	78

JP Morgan Mortgage Acquisition Trust
1.834% due 10/25/2036 •		33	33

Jubilee CLO DAC
0.519% (EUR003M + 0.800%) due 12/15/2029 ~	EUR	1,404	1,455
0.600% due 04/15/2030 •		300	310

KKR CLO Ltd.
1.984% due 07/18/2030 •		$900	886

LCM LP
1.914% due 07/19/2027 •		257	253
2.103% due 07/20/2031 •		1,300	1,271
2.174% due 10/15/2031 •		600	587

LCM Ltd.
1.951% due 07/20/2030 •		1,600	1,574
2.114% (US0003M + 1.070%) due 04/15/2031 ~		600	586
2.133% due 01/20/2031 •		500	492

Lehman XS Trust
1.944% due 05/25/2036 •		81	90
4.157% due 06/25/2036 þ		121	122

LoanCore Issuer Ltd.
2.329% (SOFR30A + 1.550%) due 01/17/2037 ~		600	583
2.454% due 05/15/2036 •		39	38

Long Beach Mortgage Loan Trust
1.864% due 08/25/2036 •		507	235

Madison Park Euro Funding DAC
0.750% due 01/15/2032 •	EUR	700	715

Madison Park Funding Ltd.
1.794% (US0003M + 0.750%) due 04/15/2029 ~		$778	767
2.195% due 07/27/2031 •		1,000	983
2.304% due 04/25/2032 •		800	782

Magnetite Ltd.
2.024% due 04/15/2031 •		700	691

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	161	167

Marathon CLO Ltd.
2.375% due 11/21/2027 •		$153	153

MASTR Asset-Backed Securities Trust
1.774% due 10/25/2036 •		172	62

MF1 Ltd.
2.960% due 06/19/2037 •		700	687

MidOcean Credit CLO
2.269% due 01/29/2030 •		282	279

Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2037 ^~		51	37
6.410% due 11/25/2036 þ		698	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain View CLO LLC
2.134% (US0003M + 1.090%) due 10/16/2029 ~		$777	$767

MP CLO Ltd.
1.934% due 10/18/2028 •		294	289

Neuberger Berman CLO Ltd.
1.974% due 10/18/2029 •		800	783

New Century Home Equity Loan Trust
2.389% due 02/25/2035 •		82	79

OAK Hill European Credit Partners DAC
0.730% due 01/20/2032 •	EUR	498	514

Oak Hill European Credit Partners DAC
0.740% due 10/20/2031 •		300	306

OCP Euro CLO DAC
0.820% (EUR003M + 0.820%) due 01/15/2032 ~		1,600	1,654

Octagon Investment Partners Ltd.
2.004% due 04/16/2031 •		$1,700	1,670
2.411% due 02/14/2031 •		700	684

Octagon Loan Funding Ltd.
2.635% due 11/18/2031 •		400	392

OZLM Ltd.
2.536% (US0003M + 1.250%) due 10/30/2030 ~		692	693

Palmer Square European Loan Funding DAC
0.720% due 10/15/2031 •	EUR	600	616

Palmer Square Loan Funding Ltd.
1.844% (US0003M + 0.800%) due 10/15/2029 ~		$914	898
2.278% due 05/20/2029 •		1,101	1,090

Renaissance Home Equity Loan Trust
2.724% (US0001M + 1.100%) due 09/25/2037 ~		937	467

Residential Asset Securities Corp. Trust
2.084% due 06/25/2036 •		198	189
2.119% due 04/25/2036 •		101	100

Saxon Asset Securities Trust
1.934% due 09/25/2037 •		121	116

Securitized Asset-Backed Receivables LLC Trust
1.924% due 07/25/2036 •		294	141
1.944% due 07/25/2036 •		138	55
2.064% (US0001M + 0.440%) due 10/25/2036 ~		4,023	1,531
2.124% due 05/25/2036 •		484	285

SLM Student Loan Trust
1.734% due 10/25/2064 •		374	363
2.684% due 04/25/2023 •		558	557

Sound Point CLO Ltd.
2.043% due 10/20/2030 •		1,300	1,277
2.084% (US0003M + 0.900%) due 01/23/2029 ~		272	268
2.164% due 07/25/2030 •		1,000	983
2.174% due 01/23/2029 •		648	640
2.194% (US0003M + 1.150%) due 04/18/2031 ~		600	591

Soundview Home Loan Trust
1.824% due 06/25/2037 •		607	449

Structured Asset Securities Corp. Mortgage Loan Trust
2.562% due 04/25/2035 •		75	74

Symphony CLO Ltd.
1.988% (US0003M + 0.950%) due 07/14/2026 ~		36	36

Symphony Static CLO Ltd.
2.014% (US0003M + 0.830%) due 10/25/2029 ~		474	466

TCW CLO Ltd.
2.154% (US0003M + 0.970%) due 04/25/2031 ~		500	489

TIAA CLO Ltd.
2.263% due 07/20/2031 •		500	491

Toro European CLO DAC
0.920% due 07/15/2030 •	EUR	646	670

TPG Real Estate Finance Issuer Ltd.
2.424% due 02/15/2039 •		$400	390

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.924% due 07/15/2027 •		$53	$53
2.083% due 04/20/2029 •		462	456
2.193% due 04/20/2032 •		700	685
2.401% due 09/07/2030 •		400	395
2.446% due 07/30/2032 •		300	292

Vibrant CLO Ltd.
2.183% (US0003M + 1.120%) due 07/20/2032 ~		400	391

VMC Finance LLC
2.692% (SOFR30A + 1.900%) due 02/18/2039 ~		1,400	1,377

Voya CLO Ltd.
2.024% due 06/07/2030 •		700	690

Wellfleet CLO Ltd.
2.233% (US0003M + 1.170%) due 07/20/2032 ~		800	778

Total Asset-Backed Securities (Cost $68,870)			66,039

SOVEREIGN ISSUES 7.6%

Argentina Government International Bond
0.500% due 07/09/2030 þ		228	48
1.125% due 07/09/2035 þ		150	31
47.331% (BADLARPP) due 10/04/2022 ~	ARS	100	0

Australia Government International Bond
3.000% due 09/20/2025	AUD	2,230	1,686

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	1,023	917

France Government International Bond
0.100% due 03/01/2026 (d)	EUR	2,511	2,793
0.100% due 07/25/2031 (d)		2,843	3,112
0.100% due 07/25/2038 (d)		2,147	2,238
0.250% due 07/25/2024 (d)		814	914
2.100% due 07/25/2023 (d)		2,663	2,987

Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2033 (d)		745	677
0.400% due 05/15/2030 (d)		2,106	2,104
1.400% due 05/26/2025 (d)		9,602	10,488

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.005% due 03/10/2031 (d)	JPY	81,877	$639
0.100% due 03/10/2028 (d)		100,697	780
0.100% due 03/10/2029 (d)		356,130	2,764

Mexico Government International Bond
7.750% due 05/29/2031	MXN	7,972	366

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	3,013	1,926

Peru Government International Bond
5.940% due 02/12/2029	PEN	700	167

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	980	3

Qatar Government International Bond
3.875% due 04/23/2023		$400	402

Saudi Government International Bond
4.000% due 04/17/2025		260	262

United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	1,654	2,131
0.125% due 08/10/2028 (d)		2,382	3,224
1.250% due 11/22/2027 (d)		2,997	4,256
1.875% due 11/22/2022 (d)		813	1,024

Total Sovereign Issues (Cost $51,217)			45,939

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Bank of America Corp.
5.875% due 03/15/2028 •(e)		230,000	202

Total Preferred Securities (Cost $230)			202

SHORT-TERM INSTRUMENTS 35.1%

REPURCHASE AGREEMENTS (f) 28.3%
			171,194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (b)(c)	ARS	31,200	$104

U.S. TREASURY BILLS 4.4%
1.204% due 07/26/2022 - 09/22/2022 (a)(b)(g)(k)		$26,558	26,495

U.S. TREASURY CASH MANAGEMENT BILLS 2.4%
1.578% due 09/20/2022 (b)(c)(k)		14,834	14,782

Total Short-Term Instruments (Cost $212,621)			212,575

Total Investments in Securities (Cost $952,443)			917,705

		SHARES
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%

PIMCO Short-Term Floating NAV Portfolio III		404,643	3,927

Total Short-Term Instruments (Cost $3,927)			3,927

Total Investments in Affiliates (Cost $3,927)			3,927

Total Investments 152.5% (Cost $956,370)			$921,632

Financial Derivative Instruments (h)(j) (10.8)% (Cost or Premiums, net $(2,214))			(65,363)

Other Assets and Liabilities, net (41.7)%			(251,806)

Net Assets 100.0%			$604,463

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.490%	06/30/2022	07/01/2022	$14,300	U.S. Treasury Bonds 5.000% due 05/15/2037	$(14,612)	$14,300	$14,301
BPS	1.480	06/30/2022	07/01/2022	42,900	Ginnie Mae 2.500% due 10/20/2051	(14,873)	42,900	42,902
					U.S. Treasury Bonds 1.875% due 02/15/2041	(14,627)
					U.S. Treasury Inflation Protected Securities 0.125% due 10/15/2025	(14,574)
FICC	0.400	06/30/2022	07/01/2022	469	U.S. Treasury Notes 3.000% due 06/30/2024	(478)	469	469
GSC	1.490	06/30/2022	07/01/2022	14,300	Fannie Mae 2.500% due 12/01/2051	(14,827)	14,300	14,301
SAL	1.480	06/30/2022	07/01/2022	14,300	U.S. Treasury Notes 3.000% due 06/30/2024	(14,586)	14,300	14,300
SGY	1.480	06/30/2022	07/01/2022	14,300	U.S. Treasury Notes 1.250% due 11/30/2026	(14,604)	14,300	14,300
SSB	0.400	06/30/2022	07/01/2022	1,025	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(1,046)	1,025	1,025
TDM	1.480	06/30/2022	07/01/2022	69,600	U.S. Treasury Notes 2.500% due 01/31/2025	(71,873)	69,600	69,603

Total Repurchase Agreements						$(176,100)	$171,194	$171,201

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.470%	06/23/2022	07/14/2022	$(1,501)	$(1,502)
BOS	1.510	06/24/2022	07/01/2022	(13,472)	(13,476)
BPG	1.600	07/01/2022	07/05/2022	(31,734)	(31,733)
CSN	1.590	06/28/2022	07/05/2022	(1,442)	(1,442)
GSC	1.580	06/27/2022	07/01/2022	(241)	(241)
	1.600	06/29/2022	07/01/2022	(198,485)	(198,503)
MSC	1.220	06/08/2022	07/13/2022	(1,604)	(1,605)
	1.530	06/23/2022	07/14/2022	(2,497)	(2,498)
	1.550	06/24/2022	07/08/2022	(19,868)	(19,874)
	1.550	07/01/2022	07/05/2022	(199,116)	(199,116)

Total Sale-Buyback Transactions					$(469,990)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$14,301	$0	$0	$14,301	$(14,612)	$(311)
BPS	42,902	0	0	42,902	(44,074)	(1,172)
DEU	0	0	0	0	(35)	(35)
FICC	469	0	0	469	(478)	(9)
GSC	14,301	0	0	14,301	(14,827)	(526)
SAL	14,300	0	0	14,300	(14,586)	(286)
SGY	14,300	0	0	14,300	(14,604)	(304)
SSB	1,025	0	0	1,025	(1,046)	(21)
TDM	69,603	0	0	69,603	(71,873)	(2,270)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,502)	(1,502)	1,488	(14)
BOS	0	0	(13,476)	(13,476)	13,375	(101)
BPG	0	0	(31,733)	(31,733)	31,469	(264)
CSN	0	0	(1,442)	(1,442)	1,436	(6)
GSC	0	0	(198,744)	(198,744)	198,346	(398)
MSC	0	0	(223,093)	(223,093)	221,973	(1,120)

Total Borrowings and Other Financing Transactions	$171,201	$0	$(469,990)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(212,220)	$(257,770)	$0	$0	$(469,990)

Total Borrowings	$(212,220)	$(257,770)	$0	$0	$(469,990)

Payable for sale-buyback financing transactions					$(469,990)

(g)	Securities with an aggregate market value of $468,569 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(286,850) at a weighted average interest rate of 0.390%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for sale-buyback transactions includes $(49) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CMX Gold December 2022 Futures	$2,100.000	11/22/2022	17	$2	$(55)	$(36)
Call - CMX Gold December 2022 Futures	2,200.000	11/22/2022	33	3	(81)	(48)
Call - CMX Gold September 2022 Futures	2,400.000	08/25/2022	5	1	(13)	0
Call - NYMEX Crude December 2022 Futures	125.000	11/16/2022	2	2	(13)	(7)
Put - NYMEX Crude June 2023 Futures	75.000	05/17/2023	4	4	(29)	(38)
Put - NYMEX Natural Gas August 2022 Futures	7.500	07/26/2022	1	10	(5)	(21)
Put - NYMEX Natural Gas August 2022 Futures	8.000	07/26/2022	1	10	(8)	(26)
Put - NYMEX Natural Gas January 2023 Futures	5.000	12/27/2022	1	10	(9)	(7)
Put - NYMEX Natural Gas March 2023 Futures	4.250	02/23/2023	1	10	(9)	(6)
Call - NYMEX WTI-Brent Crude Spread July 2022 Futures	5.000	07/28/2022	15	15	(15)	(9)
Put - NYMEX WTI-Brent Crude Spread July 2022 Futures	8.000	07/28/2022	15	15	(13)	(7)
Call - NYMEX WTI-Brent Crude Spread October 2022 Futures	5.000	10/28/2022	2	2	(3)	(3)
Put - NYMEX WTI-Brent Crude Spread October 2022 Futures	8.000	10/28/2022	2	2	(2)	(2)
Put - OTC Corn September 2022 Futures	600.000	08/26/2022	1	5	(1)	(1)
Put - OTC Corn September 2022 Futures	610.000	08/26/2022	2	10	(2)	(3)
Put - OTC Corn September 2022 Futures	680.000	08/26/2022	1	5	(2)	(3)
Put - OTC Corn September 2022 Futures	700.000	08/26/2022	1	5	(2)	(4)
Put - OTC Wheat September 2022 Futures	850.000	08/26/2022	1	5	(1)	(2)
Put - OTC Wheat September 2022 Futures	1,000.000	08/26/2022	3	15	(4)	(21)

Total Written Options					$(267)	$(244)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor March Futures	03/2023	163	$	42,057	$(764)	$128	$0
Arabica Coffee December Futures	12/2022	5		426	6	3	0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2023	1		6	5	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	1		6	4	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	1		5	4	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2023	1		6	5	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2023	1		6	5	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	1		6	4	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	1		6	4	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2023	1		6	5	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	1		6	5	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	1	$	5	$4	$0	$0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	1		5	4	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	1		5	4	0	0
Brent Crude December Futures	10/2025	1		78	(3)	0	(3)
Brent Crude June Futures	04/2024	19		1,619	(25)	0	(59)
Brent Crude March Futures	01/2023	103		9,850	(290)	0	(378)
California Carbon Allowance Vintage December Futures	12/2022	222		6,946	719	342	0
Cocoa September Futures	09/2022	12		281	(18)	0	(3)
Copper September Futures	09/2022	2		186	(29)	0	(3)
Corn December Futures	12/2022	1		31	(5)	0	(2)
Cotton No. 2 December Futures	12/2022	1		49	(11)	1	0
Euro-Bund 10-Year Bond September Futures	09/2022	220		34,301	476	830	0
Euro-Mill Wheat December Futures	12/2022	27		487	14	5	(10)
European Climate Exchange December Futures	12/2022	4		378	30	12	0
Gas Oil December Futures	12/2022	2		206	(20)	0	(11)
Gas Oil December Futures	12/2023	12		1,039	37	0	(35)
Gas Oil November Futures	11/2022	5		529	(9)	0	(7)
Gas Oil September Futures	09/2022	5		551	(51)	0	(33)
Hard Red Winter Wheat December Futures	12/2022	3		144	(31)	0	(6)
Henry Hub Natural Gas April Futures	03/2024	2		21	0	0	(1)
Henry Hub Natural Gas August Futures	07/2024	2		21	1	0	(1)
Henry Hub Natural Gas December Futures	11/2024	2		24	4	0	(1)
Henry Hub Natural Gas February Futures	01/2024	2		24	4	0	(2)
Henry Hub Natural Gas January Futures	12/2023	2		25	5	0	(2)
Henry Hub Natural Gas July Futures	06/2024	2		21	1	0	(1)
Henry Hub Natural Gas June Futures	05/2024	2		21	0	0	(1)
Henry Hub Natural Gas March Futures	02/2024	2		23	3	0	(2)
Henry Hub Natural Gas May Futures	04/2024	2		20	0	0	(1)
Henry Hub Natural Gas November Futures	10/2024	2		22	2	0	(1)
Henry Hub Natural Gas October Futures	09/2024	2		21	1	0	(1)
Henry Hub Natural Gas September Futures	08/2024	2		21	1	0	(1)
Iron Ore September Futures	09/2022	62		734	(36)	0	(20)
Live Cattle October Futures	10/2022	19		1,055	(15)	0	(1)
Natural Gas April Futures	03/2023	4		173	(9)	0	(17)
Natural Gas August Futures	07/2022	6		325	(52)	0	(64)
Natural Gas February Futures	01/2023	28		1,557	(683)	0	(296)
Natural Gas March Futures	02/2023	9		451	(112)	0	(89)
Natural Gas October Futures	09/2022	8		433	(214)	0	(89)
Natural Gas October Futures	09/2023	3		133	(24)	0	(11)
RBOB Gasoline December Futures	11/2022	6		704	(39)	0	(28)
RBOB Gasoline December Futures	11/2023	3		301	(9)	0	(6)
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line December Futures	12/2022	2		(9)	(6)	0	(1)
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line November Futures	11/2022	2		(4)	(1)	1	0
Singapore Gasoil (Platts) vs Low Sulphur Gasoil 1st Line October Futures	10/2022	2		(3)	1	3	0
Soybean Meal December Futures	12/2022	62		2,522	26	0	(2)
Soybean November Futures	11/2022	19		1,385	(51)	0	(19)
U.S. Treasury 2-Year Note September Futures	09/2022	462		97,027	(299)	260	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	54		8,335	(90)	127	0
WTI Crude December Futures	11/2022	64		6,116	604	0	(238)
WTI Crude December Futures	11/2023	28		2,332	(68)	0	(87)
WTI Crude December Futures	11/2025	1		72	(3)	0	(3)
WTI Crude June Futures	05/2023	19		1,665	(41)	0	(65)
WTI Houston (Argus) vs. WTI Trade April Futures	03/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade February Futures	01/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade January Futures	12/2022	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade March Futures	02/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2023	1		1	0	0	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2023	1		1	0	0	0
WTI-Brent April Futures	04/2023	1		(5)	0	0	0
WTI-Brent August Futures	08/2023	1		(5)	0	0	0
WTI-Brent December Futures	12/2023	1		(5)	0	0	0
WTI-Brent February Futures	02/2023	1		(4)	1	0	0
WTI-Brent January Futures	01/2023	1		(4)	1	0	0
WTI-Brent July Futures	07/2023	1		(5)	0	0	0
WTI-Brent June Futures	06/2023	1		(5)	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI-Brent March Futures	03/2023	1	$	(4)	$0	$0	$0
WTI-Brent May Futures	05/2023	1		(5)	0	0	0
WTI-Brent November Futures	11/2023	1		(5)	0	0	0
WTI-Brent October Futures	10/2023	1		(5)	0	0	0
WTI-Brent September Futures	09/2023	1		(5)	(1)	0	0

					$(1,019)	$1,712	$(1,601)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum September Futures	09/2022	15	$	(917)	$126	$126	$0
Arabica Coffee September Futures	09/2022	4		(345)	(17)	0	(3)
Australia Government 3-Year Note September Futures	09/2022	22		(1,632)	(1)	0	(7)
Australia Government 10-Year Bond September Futures	09/2022	8		(657)	3	0	(4)
Brent 1st Line vs. Dubai 1st Line August Futures	08/2022	4		(19)	6	1	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2022	1		(6)	(3)	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2022	1		(6)	(3)	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2022	1		(6)	(3)	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2022	5		(27)	(2)	1	0
Brent Crude December Futures	10/2022	98		(9,857)	139	370	0
Brent Crude December Futures	10/2023	52		(4,616)	161	171	0
Brent Crude December Futures	10/2024	9		(741)	17	27	0
Brent Crude June Futures	04/2023	20		(1,857)	48	71	0
Brent Crude September Futures	07/2022	4		(436)	19	14	0
Corn September Futures	09/2022	79		(2,484)	447	139	0
Euro-Bobl September Futures	09/2022	79		(10,281)	124	0	(165)
Euro-BTP Italy Government Bond September Futures	09/2022	279		(34,864)	(1,077)	0	(687)
Euro-Buxl 30-Year Bond September Futures	09/2022	28		(4,799)	207	0	(207)
Euro-OAT France Government 10-Year Bond September Futures	09/2022	64		(9,291)	281	0	(176)
Euro-Schatz September Futures	09/2022	371		(42,434)	(122)	0	(249)
Gas Oil October Futures	10/2022	10		(1,083)	74	51	0
Gold 100 oz. August Futures	08/2022	17		(3,072)	39	17	0
Gold 100 oz. December Futures	12/2022	4		(731)	12	4	0
Hard Red Winter Wheat September Futures	09/2022	10		(476)	132	20	0
Henry Hub Natural Gas April Futures	03/2025	1		(10)	0	1	0
Henry Hub Natural Gas August Futures	07/2025	1		(10)	0	1	0
Henry Hub Natural Gas December Futures	11/2025	1		(12)	(2)	1	0
Henry Hub Natural Gas February Futures	01/2025	1		(12)	(2)	1	0
Henry Hub Natural Gas January Futures	12/2024	1		(12)	(3)	1	0
Henry Hub Natural Gas July Futures	06/2025	1		(10)	0	1	0
Henry Hub Natural Gas June Futures	05/2025	1		(10)	0	1	0
Henry Hub Natural Gas March Futures	02/2025	1		(11)	(1)	1	0
Henry Hub Natural Gas May Futures	04/2025	1		(10)	0	1	0
Henry Hub Natural Gas November Futures	10/2025	1		(11)	(1)	1	0
Henry Hub Natural Gas October Futures	09/2025	1		(10)	(1)	1	0
Henry Hub Natural Gas September Futures	08/2025	1		(10)	0	1	0
Japan Government 10-Year Bond September Futures	09/2022	45		(49,288)	221	6	(43)
Lead September Futures	09/2022	6		(286)	29	29	0
Lean Hogs October Futures	10/2022	25		(887)	42	20	0
Natural Gas January Futures	12/2022	39		(2,243)	890	421	0
Natural Gas January Futures	12/2023	3		(150)	24	10	0
Natural Gas September Futures	08/2022	21		(1,132)	538	231	0
Natural Gas September Futures	08/2022	5		(553)	(182)	0	(54)
New York Harbor ULSD December Futures	11/2022	3		(447)	13	15	0
Palladium September Futures	09/2022	1		(192)	14	3	0
Platinum October Futures	10/2022	6		(269)	8	4	0
Put Options Strike @ USD 75.000 on Brent Crude June 2023 Futures(1)	04/2023	1		(8)	0	0	(1)
Put Options Strike @ USD 85.000 on Brent Crude June 2023 Futures(1)	04/2023	15		(177)	(2)	0	(19)
Put Options Strike @ USD 87.000 on Brent Crude June 2023 Futures(1)	04/2023	11		(139)	2	0	(15)
Silver September Futures	09/2022	1		(102)	8	2	0
Soybean Oil December Futures	12/2022	6		(232)	41	9	0
Soybean Oil January Futures	01/2023	3		(116)	4	4	0
Sugar No. 11 March Futures	02/2023	19		(399)	15	0	0
U.S. Treasury 5-Year Note September Futures	09/2022	315		(35,359)	(8)	0	(222)
U.S. Treasury 10-Year Note September Futures	09/2022	83		(9,838)	(17)	0	(71)
U.S. Treasury 10-Year Ultra September Futures	09/2022	103		(13,120)	96	0	(137)
U.S. Treasury 30-Year Bond September Futures	09/2022	308		(42,697)	212	0	(510)
United Kingdom Long Gilt September Futures	09/2022	24		(3,330)	120	0	(54)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Wheat December Futures	12/2022	13	$	(585)	$107	$28	$0
Wheat September Futures	09/2022	11		(486)	140	25	0
WTI Crude December Futures	11/2023	1		(83)	5	3	0
WTI Crude December Futures	11/2024	2		(153)	6	5	0
WTI Crude June Futures	05/2023	1		(88)	11	3	0
WTI Crude June Futures	05/2024	5		(398)	4	15	0
WTI Crude March Futures	02/2023	12		(1,088)	46	42	0
WTI Crude September Futures	08/2022	29		(2,990)	(3)	113	0

					$2,981	$2,012	$(2,624)

Total Futures Contracts					$1,962	$3,724	$(4,225)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.622%	EUR	200	$1	$(1)	$0	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.844	$	200	(11)	12	1	0	0

							$(10)	$11	$1	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY- MUTKCALM Compounded-OIS	0.300%	Semi-Annual	09/20/2027	JPY	195,330	$(3)	$2	$(1)	$0	$(1)
Pay(6)	3-Month EUR- EURIBOR	0.526	Annual	11/21/2023	EUR	10,300	0	(215)	(215)	31	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,000	3	17	20	0	(4)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$600	31	2	33	0	(3)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028		3,500	0	176	176	0	(18)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		1,900	0	96	96	0	(10)
Pay(6)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		700	0	(122)	(122)	4	0
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		400	0	(77)	(77)	3	0
Pay	6-Month EUR- EURIBOR	0.700	Annual	04/11/2027	EUR	700	(3)	(31)	(34)	9	0
Pay	6-Month EUR- EURIBOR	0.650	Annual	04/12/2027		1,600	(9)	(74)	(83)	20	0
Pay	6-Month EUR- EURIBOR	0.650	Annual	05/11/2027		900	(7)	(41)	(48)	12	0
Pay	6-Month EUR- EURIBOR	1.000	Annual	05/13/2027		1,600	(6)	(52)	(58)	22	0
Pay	6-Month EUR- EURIBOR	1.000	Annual	05/18/2027		700	(3)	(23)	(26)	9	0
Receive	CPTFEMU	3.000	Maturity	05/15/2027		1,100	1	3	4	0	(7)
Receive	CPTFEMU	3.130	Maturity	05/15/2027		600	0	(2)	(2)	0	(4)
Pay	CPTFEMU	1.380	Maturity	03/15/2031		3,300	(24)	(563)	(587)	27	0
Receive	CPTFEMU	2.600	Maturity	05/15/2032		1,200	6	(12)	(6)	0	(14)
Pay	CPTFEMU	2.455	Maturity	06/15/2032		500	0	3	3	6	0
Receive	CPTFEMU	2.570	Maturity	06/15/2032		2,700	0	(48)	(48)	0	(35)
Receive	CPTFEMU	2.720	Maturity	06/15/2032		1,800	(6)	(55)	(61)	0	(24)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		400	(1)	51	50	0	(4)
Pay	CPTFEMU	2.488	Maturity	05/15/2037		1,580	2	(3)	(1)	26	0
Pay	CPTFEMU	1.945	Maturity	11/15/2048		100	0	(18)	(18)	3	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052		200	0	4	4	7	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		700	(13)	29	16	23	0
Pay	CPTFEMU	2.550	Maturity	04/15/2052		200	0	5	5	6	0
Pay	CPTFEMU	2.421	Maturity	05/15/2052		230	0	(4)	(4)	7	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		$700	0	56	56	0	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		1,200	(178)	158	(20)	0	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,970	0	359	359	0	(14)
Receive	CPURNSA	2.263	Maturity	04/27/2023		2,120	0	179	179	0	(7)
Receive	CPURNSA	2.560	Maturity	05/08/2023		13,100	(2,128)	2,186	58	0	(48)
Receive	CPURNSA	2.263	Maturity	05/09/2023		630	0	53	53	0	(2)
Receive	CPURNSA	2.281	Maturity	05/10/2023		960	0	78	78	0	(5)
Receive	CPURNSA	2.703	Maturity	05/25/2026		130	0	10	10	0	0
Pay	CPURNSA	2.102	Maturity	07/20/2027		1,800	0	(206)	(206)	6	0
Pay	CPURNSA	2.080	Maturity	07/25/2027		1,300	0	(152)	(152)	4	0
Pay	CPURNSA	2.122	Maturity	08/01/2027		1,900	0	(215)	(215)	7	0
Receive	CPURNSA	1.794	Maturity	08/24/2027		600	0	86	86	0	(2)
Receive	CPURNSA	1.798	Maturity	08/25/2027		300	0	43	43	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	1.890%	Maturity	08/27/2027		$300	$0	$41	$41	$0	$(1)
Pay	CPURNSA	2.180	Maturity	09/20/2027		650	0	(70)	(70)	2	0
Pay	CPURNSA	2.150	Maturity	09/25/2027		600	0	(67)	(67)	2	0
Pay	CPURNSA	2.155	Maturity	10/17/2027		1,400	0	(155)	(155)	5	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		2,010	4	(175)	(171)	9	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		630	0	(51)	(51)	3	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		950	0	(76)	(76)	4	0
Pay	CPURNSA	2.364	Maturity	05/10/2028		960	0	(76)	(76)	4	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		1,800	0	(144)	(144)	8	0
Receive	CPURNSA	2.573	Maturity	08/26/2028		1,100	0	59	59	0	(5)
Receive	CPURNSA	2.645	Maturity	09/10/2028		500	0	23	23	0	(2)
Pay	CPURNSA	2.165	Maturity	04/16/2029		1,100	0	(115)	(115)	6	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		400	0	(49)	(49)	2	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,800	2	(330)	(328)	15	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		8,300	4	803	807	0	(54)
Receive	FRCPXTOB	1.030	Maturity	03/15/2024	EUR	800	0	74	74	0	(1)
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		520	0	(46)	(46)	4	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		390	1	(54)	(53)	5	0
Receive	UKRPI	4.220	Maturity	08/15/2022	GBP	1,100	0	103	103	3	0
Receive	UKRPI	4.180	Maturity	09/15/2022		1,700	0	159	159	0	0
Receive	UKRPI	4.480	Maturity	09/15/2023		500	0	57	57	2	0
Receive	UKRPI	6.290	Maturity	03/15/2024		3,900	(2)	101	99	7	0
Receive	UKRPI	6.440	Maturity	05/15/2024		1,000	0	9	9	1	0
Receive	UKRPI	6.600	Maturity	05/15/2024		3,500	4	14	18	4	0
Receive	UKRPI	5.200	Maturity	06/15/2024		1,200	0	4	4	1	0
Receive	UKRPI	5.330	Maturity	06/15/2024		2,900	0	1	1	2	0
Pay	UKRPI	3.330	Maturity	01/15/2025		12,100	358	(2,028)	(1,670)	0	(21)
Receive	UKRPI	4.735	Maturity	12/15/2026		3,100	(33)	161	128	0	(3)
Pay	UKRPI	3.400	Maturity	01/15/2030		2,730	(1)	(458)	(459)	5	0
Pay	UKRPI	3.480	Maturity	01/15/2030		100	1	(17)	(16)	0	0
Pay	UKRPI	3.346	Maturity	05/15/2030		300	1	(56)	(55)	1	0
Pay	UKRPI	3.400	Maturity	06/15/2030		2,100	35	(339)	(304)	7	0
Pay	UKRPI	3.475	Maturity	08/15/2030		200	2	(39)	(37)	0	0
Pay	UKRPI	3.624	Maturity	02/15/2031		1,300	0	(226)	(226)	4	0
Pay	UKRPI	3.750	Maturity	04/15/2031		1,940	1	(303)	(302)	6	0
Pay	UKRPI	4.066	Maturity	09/15/2031		100	0	(8)	(8)	0	0
Pay	UKRPI	4.140	Maturity	10/15/2031		1,100	(13)	(67)	(80)	6	0
Receive	UKRPI	4.300	Maturity	01/15/2032		200	1	4	5	0	(1)
Pay	UKRPI	3.566	Maturity	03/15/2036		300	0	(49)	(49)	2	0
Pay	UKRPI	3.580	Maturity	03/15/2036		800	(5)	(122)	(127)	7	0

							$(1,978)	$(1,824)	$(3,802)	$359	$(291)

Total Swap Agreements							$(1,988)	$(1,813)	$(3,801)	$359	$(291)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3,777	$359	$4,136	$(244)	$(4,267)	$(291)	$(4,802)

(i)	Securities with an aggregate market value of $904 and Cash of $8,197 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $53 and liability of $(42) for closed futures is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	GBP	11,475		$14,509	$540	$0
	08/2022	EUR	587		615	0	(2)
	08/2022		$122	EUR	116	0	0
	08/2022		200	GBP	164	0	(1)
	09/2022		51	EUR	46	0	(3)

BPS	07/2022	EUR	1,825		$1,955	42	0
	07/2022	JPY	688,400		5,301	227	0
	07/2022	MXN	7,847		375	0	(15)
	07/2022		$43,583	EUR	41,405	0	(193)
	07/2022		390	MXN	7,847	0	0
	08/2022	EUR	37,389		$39,397	144	0
	09/2022		45		47	0	0
	09/2022	MXN	7,847		385	0	0
	12/2022		$44	EUR	42	0	0

CBK	07/2022		920		857	0	(22)
	07/2022		26	PEN	98	0	(1)
	08/2022		25		98	0	0
	10/2022	PEN	1,068		$270	0	(6)

GLM	07/2022	EUR	141		175	27	0
	07/2022		$173	EUR	141	0	(25)
	07/2022		26	PEN	97	0	(1)
	11/2022	EUR	127		$157	23	0

HUS	07/2022	AUD	2,516		1,817	81	0
	07/2022	CAD	1,177		932	18	0
	07/2022	EUR	13,817		14,396	16	(99)
	07/2022	NZD	3,180		2,074	88	0
	07/2022		$1,733	AUD	2,516	4	0
	07/2022		212	EUR	175	0	(29)
	07/2022		652	GBP	530	0	(6)
	07/2022		1,266	JPY	168,100	0	(27)
	08/2022	AUD	2,516		$1,733	0	(4)
	12/2022		$273	EUR	239	0	(19)

JPM	07/2022	EUR	106		$122	11	0
	07/2022		$505	EUR	472	0	(11)
	09/2022		62		55	0	(5)

MYI	08/2022	EUR	404		$426	2	(1)
	09/2022		$44	EUR	38	0	(3)

RBC	09/2022	EUR	127		$135	2	0
	09/2022		$36	EUR	33	0	(2)
	12/2022		135		126	0	(1)

SCX	07/2022	GBP	92		$113	1	0
	07/2022		$968	EUR	926	3	0
	08/2022	EUR	45		$47	0	0

SOG	07/2022		27,960		30,052	751	0
	07/2022		$13,432	GBP	11,037	3	0
	08/2022	GBP	11,037		$13,438	0	(3)

Total Forward Foreign Currency Contracts						$1,983	$(479)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC QS Co. December 2022 Futures «	$ 30.000	12/31/2022	1	$6	$ 15

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	950	$1	$406
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,190	91	508

BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	10,100	50	8
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	610	45	261

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	20,700	114	35

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	1,400	87	220

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	6,700	71	68

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	22,000	134	29

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	10,100	52	9
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	900	66	386

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	18,800	226	211
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	2,900	182	436

							$1,119	$2,577

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	14	$2	$2

MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	22	2	2

					$4	$4

Total Purchased Options					$1,129	$2,596

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Call - OTC QS Co. December 2022 Futures «	$ 30.000	12/31/2022	2	$ (7)	$(32)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	1,000	$ (1)	$ (1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	600	(3)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.400	08/17/2022	1,100	(3)	(4)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	800	(1)	0

BRC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	600	(3)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600	08/17/2022	400	(1)	(1)

CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	600	(1)	0

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	08/17/2022	1,400	(3)	(2)

GST	Call - OTC CDX.IG-38 5-Year Index	Buy	0.700	08/17/2022	400	0	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.300	08/17/2022	1,400	(3)	(2)

JPM	Put - OTC CDX.HY-38 5-Year Index	Sell	95.000	08/17/2022	300	(4)	(5)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.250	07/20/2022	500	(1)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	08/17/2022	1,200	(3)	(2)

						$ (27)	$ (19)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	$(55)	$(17)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	600	(4)	0

						$(59)	$(17)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	2,900	$0	$(634)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	3,590	(89)	(786)

BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	2,200	(50)	(5)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	1,810	(44)	(396)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	4,600	(114)	(20)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	100	0	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	100	0	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	6,900	(87)	(284)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	3,700	(73)	(63)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	4,900	(136)	(19)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	2,200	(52)	(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	2,800	(68)	(613)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	14,000	(185)	(591)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	10,400	(227)	(193)

							$(1,125)	$(3,612)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Call - OTC GOLDLNPM Index	2,500.000	03/28/2023	0	$(17)	$(5)

MYC	Call - OTC BCOMTR Index	125.925	12/16/2022	65	(143)	(315)
	Call - OTC BCOMTR Index	130.560	02/08/2023	5	(10)	(25)

UAG	Call - OTC BCOMTR Index	119.900	01/20/2023	5	(19)	(38)
	Put - OTC BCOMTR Index	105.000	03/16/2023	11	(31)	(52)

					$(220)	$(435)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	$99.141	09/07/2022	200	$(1)	$(1)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.156	09/07/2022	300	(1)	(2)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.656	09/07/2022	600	(2)	(5)
	Call - OTC Fannie Mae, TBA 4.500% due 09/01/2052	101.141	09/07/2022	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 08/01/2052	96.906	08/04/2022	100	(1)	(1)

SAL	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.406	09/07/2022	500	(1)	(4)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.656	09/07/2022	600	(2)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2052	94.688	09/07/2022	700	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	99.156	07/07/2022	1,500	(11)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 07/01/2052	99.563	07/07/2022	400	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 07/01/2052	100.281	07/07/2022	900	(4)	(2)

					$(30)	$(34)

Total Written Options					$(1,468)	$(4,149)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	GOLDLNPM Index	$1,850.900	Maturity	11/28/2022	100	$0	$(2)	$0	$(2)

GST	Receive	EURMARGIN CAL23	7.940	Maturity	12/31/2023	1,200	0	12	12	0
	Receive	GOLDLNPM Index	1,978.000	Maturity	03/28/2023	53	0	(7)	0	(7)
	Pay	LLSMEH 2H22	1.000	Maturity	12/31/2022	600	0	0	0	0
	Pay	LLSMEH CAL22	1.000	Maturity	12/31/2022	600	0	0	0	0
	Receive	QSCOCAL 4Q22 «	21.900	Maturity	12/31/2022	1,050	0	20	20	0

JPM	Receive	EURMARGIN CAL23	8.030	Maturity	12/31/2023	1,200	0	12	12	0
	Pay	LLSCO CAL22	0.070	Maturity	12/31/2022	900	0	2	2	0
	Pay	MEHCO CAL21	0.225	Maturity	09/30/2022	2,100	0	3	3	0
	Pay	MEHCO CAL21	0.750	Maturity	12/31/2022	600	0	1	1	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	MEHCO CAL22	$2.820	Maturity	12/31/2022	1,800	$0	$2	$2	$0
	Receive	MEHCO CAL22	2.300	Maturity	12/31/2022	1,200	0	0	0	0

MAC	Receive	LLSCO CAL22	2.800	Maturity	12/31/2022	600	0	1	1	0
	Pay	MEHCO CAL21	0.250	Maturity	09/30/2022	900	0	1	1	0
	Receive	MEHCO CAL22	2.300	Maturity	12/31/2022	600	0	0	0	0

MEI	Receive	GOLDLNPM Index	1,892.000	Maturity	11/28/2022	100	0	(7)	0	(7)

MYC	Receive	EURMARGIN CAL23	8.000	Maturity	12/31/2023	1,200	0	12	12	0
	Receive	LLSCO CAL22	2.500	Maturity	12/31/2022	600	0	1	1	0
	Receive	LLSCO CAL22	2.100	Maturity	12/31/2022	1,200	0	1	1	0
	Receive	MEHCO CAL21	1.518	Maturity	12/31/2022	1,800	0	(1)	0	(1)
	Pay	QSCOCAL 4Q22	30.000	Maturity	12/31/2022	450	0	(5)	0	(5)

							$0	$46	$68	$(22)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$800	$(42)	$43	$1	$0

GST	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	300	(17)	17	0	0

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	400	(1)	(3)	0	(4)

						$(60)	$57	$1	$(4)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1NTC Index	17,434	0.120%	Monthly	02/15/2023	$2,241	$0	$(3)	$0	$(3)
	Receive	BCOMF1TC Index	83,211	1.890% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	10,054	0	(977)	0	(977)
	Receive	BCOMTR Index	227,463	1.870% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	63,059	0	(6,046)	0	(6,046)

CBK	Receive	BCOMF1TC Index	421	1.890% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	58	0	(6)	0	(6)
	Receive	BCOMTR Index	187,404	1.870% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	51,953	0	(4,981)	0	(4,981)
	Receive	CIXBSTR3 Index	105,682	1.900% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	32,376	0	(3,100)	0	(3,100)

CIB	Receive	BCOMTR Index	5,671	1.870% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	1,572	0	(151)	0	(151)
	Receive	PIMCODB Index	24,083	0.000%	Monthly	02/15/2023	5,096	0	(513)	0	(513)

FBF	Receive	BCOMTR Index	125,200	1.850% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	34,709	0	(3,328)	0	(3,328)

GST	Receive	BCOMF1TC Index	102,940	1.890% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	46,083	0	(4,477)	0	(4,477)
	Receive	BCOMTR Index	246,357	1.880% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	68,297	0	(6,549)	0	(6,549)
	Receive	CMDSKEWLS Index	11,165	0.250%	Monthly	02/15/2023	3,109	0	(253)	0	(253)

JPM	Receive	JMABFNJ2 Index	35,936	0.000%	Monthly	12/30/2022	3,761	0	0	0	0
	Receive	BCOMF1TC Index	1,416	1.900% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	331	0	(32)	0	(32)
	Receive	BCOMTR Index	141,549	1.880% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	39,241	0	(3,759)	0	(3,759)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	JMABNIC5 Index	70,415	0.000%	Monthly	02/15/2023	$13,646	$0	$(753)	$0	$(753)

MAC	Receive	BCOMTR Index	68,884	1.880% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	19,097	0	(1,831)	0	(1,831)
	Receive	BCOMTR1 Index	131,416	1.880% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	18,228	0	(1,748)	0	(1,748)
	Receive	PIMCODB Index	24,068	0.000%	Monthly	02/15/2023	4,944	0	(489)	0	(489)

MEI	Receive	BCOMTR2 Index	292,026	1.870% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	60,913	0	(5,835)	0	(5,835)

MYC	Receive	BCOMTR Index	16,785	0.000%	Maturity	12/16/2022	1,838	44	83	127	0
	Receive	BCOMTR Index	17,252	0.000%	Maturity	02/08/2023	1,879	286	(145)	141	0
	Receive	BCOMTR Index	400,385	1.860% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	110,998	0	(10,642)	0	(10,642)
	Receive	BCOMTR1 Index	80,105	1.900% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	65,449	0	(6,276)	0	(6,276)

RBC	Receive	RBCAEC0T Index	50,266	1.850% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	4,739	0	(454)	0	(454)

SOG	Receive	BCOMTR Index	66,297	1.870% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2023	18,379	0	(1,762)	0	(1,762)

UAG	Receive	BCOMTR Index	7,603	0.000%	Maturity	01/20/2023	831	110	(51)	59	0
	Pay	BCOMTR Index	1,908	0.000%	Maturity	03/16/2023	236	0	12	12	0

								$440	$(64,066)	$339	$(63,965)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	United States Treasury Inflation Indexed Bonds	N/A	1.510%	Maturity	08/19/2022	$30,000	$0	$(224)	$0	$(224)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.850%	Maturity	08/22/2022	35,000	0	(499)	0	(499)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.820%	Maturity	09/07/2022	18,000	0	(380)	0	(380)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	1.520%	Maturity	01/20/2023	6,000	0	(16)	0	(16)

								$0	$(1,119)	$0	$(1,119)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(7)	6.970%	Maturity	08/02/2024	$ 68	$0	$1	$1	$0
	Pay	GOLDLNPM Index(7)	6.325	Maturity	04/10/2026	4,453	0	49	49	0

UAG	Pay	GOLDLNPM Index(7)	5.153	Maturity	12/05/2022	176	0	4	4	0

							$0	$54	$54	$0

Total Swap Agreements							$380	$(65,028)	$462	$(65,110)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$540	$2	$0	$542	$(6)	$(6)	$0	$(12)	$530	$(330)	$200
BPS	413	914	0	1,327	(208)	(1,420)	(7,026)	(8,654)	(7,327)	4,289	(3,038)
BRC	0	269	0	269	0	(403)	0	(403)	(134)	0	(134)
CBK	0	35	0	35	(29)	(20)	(8,087)	(8,136)	(8,101)	4,680	(3,421)
CIB	0	0	0	0	0	0	(664)	(664)	(664)	442	(222)
DUB	0	220	1	221	0	(288)	(2)	(290)	(69)	0	(69)
FBF	0	0	0	0	0	0	(3,328)	(3,328)	(3,328)	1,827	(1,501)
GLM	50	68	0	118	(26)	(80)	0	(106)	12	(60)	(48)
GST	0	0	32	32	0	(39)	(11,286)	(11,325)	(11,293)	6,326	(4,967)
HUS	207	0	0	207	(184)	0	0	(184)	23	0	23
JPM	11	29	70	110	(16)	(34)	(4,544)	(4,594)	(4,484)	3,267	(1,217)
MAC	0	0	2	2	0	0	(4,068)	(4,068)	(4,066)	2,318	(1,748)
MEI	0	0	0	0	0	0	(5,842)	(5,842)	(5,842)	3,188	(2,654)
MYC	0	412	282	694	0	(961)	(18,043)	(19,004)	(18,310)	10,059	(8,251)
MYI	2	0	0	2	(4)	0	0	(4)	(2)	192	190
NGF	0	647	0	647	0	(784)	0	(784)	(137)	266	129
RBC	2	0	0	2	(3)	0	(454)	(457)	(455)	322	(133)
SAL	0	0	0	0	0	(24)	(4)	(28)	(28)	0	(28)
SCX	4	0	0	4	0	0	0	0	4	0	4
SOG	754	0	0	754	(3)	0	(1,762)	(1,765)	(1,011)	111	(900)
UAG	0	0	75	75	0	(90)	0	(90)	(15)	0	(15)

Total Over the Counter	$1,983	$2,596	$462	$5,041	$(479)	$(4,149)	$(65,110)	$(69,738)

(k)

Securities with an aggregate market value of $40,761 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$2,373	$0	$0	$0	$1,404	$3,777
Swap Agreements	0	0	0	0	359	359

	$2,373	$0	$0	$0	$1,763	$4,136

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,983	$0	$1,983
Purchased Options	15	0	0	0	2,581	2,596
Swap Agreements	461	1	0	0	0	462

	$476	$1	$0	$1,983	$2,581	$5,041

	$2,849	$1	$0	$1,983	$4,344	$9,177

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$244	$0	$0	$0	$0	$244
Futures	1,693	0	0	0	2,574	4,267
Swap Agreements	0	0	0	0	291	291

	$1,937	$0	$0	$0	$2,865	$4,802

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$479	$0	$479
Written Options	467	19	0	0	3,663	4,149
Swap Agreements	63,987	4	0	0	1,119	65,110

	$64,454	$23	$0	$479	$4,782	$69,738

	$66,391	$23	$0	$479	$7,647	$74,540

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$205	$0	$0	$0	$0	$205
Futures	(1,895)	0	0	0	11,186	9,291
Swap Agreements	0	4	0	0	(4)	0

	$(1,690)	$4	$0	$0	$11,182	$9,496

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,425	$0	$4,425
Written Options	(169)	63	0	0	154	48
Swap Agreements	169,138	4	0	0	(345)	168,797

	$168,969	$67	$0	$4,425	$(191)	$173,270

	$167,279	$71	$0	$4,425	$10,991	$182,766

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$(23)	$0	$0	$0	$0	$(23)
Futures	1,725	0	0	0	(692)	1,033
Swap Agreements	0	(3)	0	0	(178)	(181)

	$1,702	$(3)	$0	$0	$(870)	$829

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,168	$0	$2,168
Purchased Options	9	0	0	0	1,211	1,220
Written Options	(192)	(13)	0	0	(2,179)	(2,384)
Swap Agreements	(81,592)	(14)	0	0	(1,119)	(82,725)

	$(81,775)	$(27)	$0	$2,168	$(2,087)	$(81,721)

	$(80,073)	$(30)	$0	$2,168	$(2,957)	$(80,892)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Consolidated Schedule of Investments	PIMCO CommodityRealReturn® Strategy Portfolio	(Cont.)	June 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,010	$0	$4,010
Utilities	0	112	0	112
U.S. Government Agencies	0	20,437	0	20,437
U.S. Treasury Obligations	0	562,064	0	562,064
Non-Agency Mortgage-Backed Securities	0	6,327	0	6,327
Asset-Backed Securities	0	66,039	0	66,039
Sovereign Issues	0	45,939	0	45,939
Preferred Securities
Banking & Finance	0	202	0	202
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	171,194	0	171,194
Argentina Treasury Bills	0	104	0	104
U.S. Treasury Bills	0	26,495	0	26,495
U.S. Treasury Cash Management Bills	0	14,782	0	14,782

	$0	$917,705	$0	$917,705

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,927	$0	$0	$3,927

Total Investments	$3,927	$917,705	$0	$921,632

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3,337	$746	$0	$4,083
Over the counter	0	5,006	35	5,041

	$3,337	$5,752	$35	$9,124

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,529)	(1,231)	0	(4,760)
Over the counter	0	(69,706)	(32)	(69,738)

	$(3,529)	$(70,937)	$(32)	$(74,498)

Total Financial Derivative Instruments	$(192)	$(65,185)	$3	$(65,374)

Totals	$3,735	$852,520	$3	$856,258

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated

Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP.

Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$22,431	$245,309	$(263,800)	$(8)	$(5)	$3,927	$8	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Portfolio may experience substantial losses. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions or other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage,

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Notes to Financial Statements	(Cont.)

magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the CRRS Subsidiary, the Portfolio is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The CRRS Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the CRRS Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

Notes to Financial Statements	(Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the

Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amount was $734,939. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

SEMIANNUAL REPORT	|	JUNE 30, 2022	51

Notes to Financial Statements	(Cont.)

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$40,925	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$501,471	$353,791	$57,728	$23,251

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	514	$4,689	2,348	$16,800

Class M	110	962	47	352

Administrative Class	16,514	148,697	15,121	110,421

Advisor Class	8,967	81,861	5,253	39,761
Issued as reinvestment of distributions

Institutional Class	252	2,276	42	316

Class M	22	197	3	22

Administrative Class	7,381	66,807	1,607	12,070

Advisor Class	3,884	35,720	761	5,793
Cost of shares redeemed

Institutional Class	(246)	(2,041)	(1,596)	(12,150)

Class M	(28)	(261)	(24)	(176)

Administrative Class	(13,686)	(120,777)	(14,588)	(107,195)

Advisor Class	(5,608)	(49,434)	(3,914)	(29,310)

Net increase (decrease) resulting from Portfolio share transactions	18,076	$168,696	5,060	$36,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.

52	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

As of June 30, 2022, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 32% of the Portfolio.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 25.7% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue

SEMIANNUAL REPORT	|	JUNE 30, 2022	53

Notes to Financial Statements	(Cont.)	June 30, 2022	(Unaudited)

procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$5,054	$28,086

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$954,862	$17,552	$(117,562)	$(100,010)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

54	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	SSB	State Street Bank and Trust Co.

CSN	Credit Suisse AG (New York)	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	JPY	Japanese Yen	PEN	Peruvian New Sol

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

CMX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	CMBX	Commercial Mortgage-Backed Index	LLSMEH	Light Louisiana Sweet WTI Crude Oil Options vs. Magellan East Houston WTI Crude Oil Options

BADLARPP	Argentina Badlar Floating Rate Notes	CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHCO	Magellan East Houston WTI Crude Oil Options

BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MUTKCALM	Tokyo Overnight Average Rate

BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	CPTFEMU	Eurozone HICP ex-Tobacco Index	PIMCODB	PIMCO Custom Commodity Basket

BCOMTR	Bloomberg Commodity Index Total Return	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	QSCOCAL	Calendar Margin ICE Gasoil vs Brent

BCOMTR1	Bloomberg Custom Commodity Index	EUR003M	3 Month EUR Swap Rate	RBCAEC0T	Custom Commodity Forward Index

BCOMTR2	Bloomberg Custom Commodity Index	EURMARGIN	European Refined Margin	SOFR30A	30-day Secured Overnight Financing Rate Average

BP0003M	3 Month GBP-LIBOR	FRCPXTOB	France Consumer Price ex-Tobacco Index	SONIO	Sterling Overnight Interbank Average Rate

BRENT	Brent Crude	GOLDLNPM	London Gold Market Fixing Ltd. PM	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	JMABFNJ2	J.P. Morgan Custom Commodity Index	ULSD	Ultra-Low Sulfur Diesel

CDX.IG	Credit Derivatives Index - Investment Grade	JMABNIC5	J.P. Morgan Custom Commodity Index	US0001M	ICE 1-Month USD LIBOR

CIXBSTR3	Custom Commodity Index	LLSCO	Light Louisiana Sweet WTI Crude Oil Options	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	oz.	Ounce

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	TBA	To-Be-Announced

DAC	Designated Activity Company	OIS	Overnight Index Swap	WTI	West Texas Intermediate

SEMIANNUAL REPORT	|	JUNE 30, 2022	55

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, America Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

56	PIMCO VARIABLE INSURANCE TRUST

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolio estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO CommodityRealReturn® Strategy Portfolio
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.7876	$0.0000	$0.0000	$0.7876

June 2022	$0.6617	$0.0000	$0.0000	$0.6617

Class M	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.7817	$0.0000	$0.0000	$0.7817

June 2022	$0.6537	$0.0000	$0.0000	$0.6537

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.7858	$0.0000	$0.0000	$0.7858

June 2022	$0.6582	$0.0000	$0.0000	$0.6582

Advisor Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.7846	$0.0000	$0.0000	$0.7846

June 2022	$0.6561	$0.0000	$0.0000	$0.6561

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	JUNE 30, 2022	57

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT03SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Dynamic Bond Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Dynamic Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO VARIABLE INSURANCE TRUST

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Dynamic Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Dynamic Bond Portfolio	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations.

The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Dynamic Bond Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

Short-Term Instruments‡	29.7%

Corporate Bonds & Notes	20.4%

U.S. Treasury Obligations	19.3%

Asset-Backed Securities	12.8%

Non-Agency Mortgage-Backed Securities	9.2%

Sovereign Issues	3.7%

U.S. Government Agencies	2.5%

Loan Participations and Assignments	1.6%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Dynamic Bond Portfolio Institutional Class	(5.19)%	(5.21)%	1.81%	2.17%	2.28%
PIMCO Dynamic Bond Portfolio Class M	(5.40)%	(5.64)%	1.36%	—	1.55%
PIMCO Dynamic Bond Portfolio Administrative Class	(5.26)%	(5.35)%	1.66%	2.01%	2.04%
PIMCO Dynamic Bond Portfolio Advisor Class	(5.31)%	(5.45)%	1.56%	—	1.46%
3 Month USD LIBOR±	0.31%	0.38%	1.36%	0.90%	0.85%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

[1]

The ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. SOFR (Secured Overnight Funding Rate) is an overnight rate (published in arrears) and was chosen by the Alternative Reference Rates Committee (“ARRC”) as the successor to the USD LIBOR (London Interbank Offered Rate). SOFR is secured (collateralized by Treasuries), calculated by the Federal Reserve Bank of New York, and transactions based. ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

± Prior to July 1, 2022, the Portfolio’s broad-based securities market index was the 3 Month USD LIBOR Index. The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.86% for Institutional Class shares, 1.31% for Class M shares, 1.01% for Administrative Class shares, and 1.11% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

(1)	Short exposure to U.K. duration contributed to performance, as U.K. interest rates rose across the yield curve.

(2)	Short exposure to the euro contributed to performance, as it depreciated against the U.S. dollar.

(3)	Exposure to certain emerging market currencies contributed to performance, as these currencies appreciated versus the U.S. dollar.

(4)	Long exposure to U.S. duration detracted from performance, as U.S. interest rates rose across the yield curve.

(5)	Long exposure to Italian and Canadian duration detracted from performance, as interest rates in Italy and Canada rose across the respective yield curves.

(6)	Holdings of investment grade and high yield corporate credit detracted from performance, as spreads on these securities widened.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example	PIMCO Dynamic Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$948.10	$4.06	$1,000.00	$1,020.35	$4.21	0.85%
Class M	1,000.00	946.00	6.20	1,000.00	1,018.15	6.43	1.30
Administrative Class	1,000.00	947.40	4.78	1,000.00	1,019.62	4.95	1.00
Advisor Class	1,000.00	946.90	5.25	1,000.00	1,019.13	5.45	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Dynamic Bond Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2022 - 06/30/2022+	$10.32	$0.15	$(0.68)	$(0.53)	$(0.15)	$(1.02)	$(1.17)

12/31/2021	10.59	0.41	(0.26)	0.15	(0.23)	(0.19)	(0.42)

12/31/2020	10.39	0.31	0.19	0.50	(0.30)	0.00	(0.30)

12/31/2019	10.35	0.35	0.17	0.52	(0.48)	0.00	(0.48)

12/31/2018	10.54	0.33	(0.21)	0.12	(0.31)	0.00	(0.31)

12/31/2017	10.21	0.28	0.24	0.52	(0.19)	0.00	(0.19)
Class M

01/01/2022 - 06/30/2022+	10.32	0.12	(0.67)	(0.55)	(0.13)	(1.02)	(1.15)

12/31/2021	10.59	0.37	(0.26)	0.11	(0.19)	(0.19)	(0.38)

12/31/2020	10.39	0.25	0.21	0.46	(0.26)	0.00	(0.26)

12/31/2019	10.35	0.30	0.17	0.47	(0.43)	0.00	(0.43)

12/31/2018	10.54	0.29	(0.21)	0.08	(0.27)	0.00	(0.27)

12/31/2017	10.21	0.22	0.26	0.48	(0.15)	0.00	(0.15)
Administrative Class

01/01/2022 - 06/30/2022+	10.32	0.14	(0.68)	(0.54)	(0.14)	(1.02)	(1.16)

12/31/2021	10.59	0.36	(0.22)	0.14	(0.22)	(0.19)	(0.41)

12/31/2020	10.39	0.29	0.20	0.49	(0.29)	0.00	(0.29)

12/31/2019	10.35	0.33	0.17	0.50	(0.46)	0.00	(0.46)

12/31/2018	10.54	0.32	(0.21)	0.11	(0.30)	0.00	(0.30)

12/31/2017	10.21	0.25	0.26	0.51	(0.18)	0.00	(0.18)
Advisor Class

01/01/2022 - 06/30/2022+	10.32	0.13	(0.67)	(0.54)	(0.14)	(1.02)	(1.16)

12/31/2021	10.59	0.39	(0.26)	0.13	(0.21)	(0.19)	(0.40)

12/31/2020	10.39	0.28	0.20	0.48	(0.28)	0.00	(0.28)

12/31/2019	10.35	0.32	0.17	0.49	(0.45)	0.00	(0.45)

12/31/2018	10.54	0.31	(0.21)	0.10	(0.29)	0.00	(0.29)

12/31/2017	10.21	0.24	0.26	0.50	(0.17)	0.00	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 2, 2017, the Portfolio’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.62	(5.19)%	$33,775	0.85	%*	0.85	%*	0.85	%*	0.85	%*	3.00	%*	56%

10.32	1.44	26,098	0.86		0.86		0.85		0.85		3.96		318

10.59	4.97	25,246	0.87		0.87		0.85		0.85		2.99		463

10.39	5.09	24,788	1.00		1.00		0.85		0.85		3.35		266

10.35	1.18	24,611	1.00		1.00		0.85		0.85		3.16		189

10.54	5.16	30,451	0.92	(e)	0.92	(e)	0.89	(e)	0.89	(e)	2.70	(e)	210

8.62	(5.40)	279	1.30	*	1.30	*	1.30	*	1.30	*	2.53	*	56

10.32	0.98	330	1.31		1.31		1.30		1.30		3.48		318

10.59	4.49	403	1.32		1.32		1.30		1.30		2.45		463

10.39	4.62	685	1.45		1.45		1.30		1.30		2.89		266

10.35	0.73	632	1.45		1.45		1.30		1.30		2.74		189

10.54	4.69	685	1.37	(e)	1.37	(e)	1.34	(e)	1.34	(e)	2.13	(e)	210

8.62	(5.26)	24,178	1.00	*	1.00	*	1.00	*	1.00	*	2.83	*	56

10.32	1.29	25,975	1.01		1.01		1.00		1.00		3.45		318

10.59	4.81	182,643	1.02		1.02		1.00		1.00		2.78		463

10.39	4.93	259,017	1.15		1.15		1.00		1.00		3.20		266

10.35	1.03	261,278	1.15		1.15		1.00		1.00		3.04		189

10.54	5.01	281,332	1.07	(e)	1.07	(e)	1.04	(e)	1.04	(e)	2.43	(e)	210

8.62	(5.31)	13,441	1.10	*	1.10	*	1.10	*	1.10	*	2.73	*	56

10.32	1.19	15,264	1.11		1.11		1.10		1.10		3.75		318

10.59	4.70	14,270	1.12		1.12		1.10		1.10		2.73		463

10.39	4.83	15,037	1.25		1.25		1.10		1.10		3.09		266

10.35	0.93	14,310	1.25		1.25		1.10		1.10		2.95		189

10.54	4.90	12,874	1.17	(e)	1.17	(e)	1.14	(e)	1.14	(e)	2.34	(e)	210

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Dynamic Bond Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$70,407
Investments in Affiliates	1,607
Financial Derivative Instruments
Exchange-traded or centrally cleared	348
Over the counter	1,078
Cash	1
Deposits with counterparty	654
Foreign currency, at value	325
Receivable for investments sold	638
Receivable for TBA investments sold	5,516
Receivable for Portfolio shares sold	98
Interest and/or dividends receivable	343
Dividends receivable from Affiliates	2
Other assets	1
Total Assets	81,018

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$2,525
Financial Derivative Instruments
Exchange-traded or centrally cleared	173
Over the counter	1,172
Payable for investments in Affiliates purchased	2
Payable for TBA investments purchased	5,296
Deposits from counterparty	110
Payable for Portfolio shares redeemed	12
Accrued investment advisory fees	32
Accrued supervisory and administrative fees	17
Accrued distribution fees	3
Accrued servicing fees	3
Total Liabilities	9,345

Net Assets	$71,673

Net Assets Consist of:

Paid in capital	$75,035
Distributable earnings (accumulated loss)	(3,362)

Net Assets	$71,673

Net Assets:

Institutional Class	$33,775
Class M	279
Administrative Class	24,178
Advisor Class	13,441

Shares Issued and Outstanding:

Institutional Class	3,919
Class M	33
Administrative Class	2,805
Advisor Class	1,559

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.62
Class M	8.62
Administrative Class	8.62
Advisor Class	8.62

Cost of investments in securities	$74,083
Cost of investments in Affiliates	$1,631
Cost of foreign currency held	$325
Proceeds received on short sales	$2,544
Cost or premiums of financial derivative instruments, net	$140

* Includes repurchase agreements of:	$12,650

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Dynamic Bond Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$1,385
Dividends	4
Dividends from Investments in Affiliates	6
Total Income	1,395

Expenses:

Investment advisory fees	199
Supervisory and administrative fees	109
Distribution and/or servicing fees - Class M	1
Distribution and/or servicing fees - Administrative Class	18
Distribution and/or servicing fees - Advisor Class	17
Trustee fees	1
Interest expense	1
Miscellaneous expense	1
Total Expenses	347

Net Investment Income (Loss)	1,048

Net Realized Gain (Loss):

Investments in securities	211
Investments in Affiliates	(43)
Exchange-traded or centrally cleared financial derivative instruments	(1,235)
Over the counter financial derivative instruments	317
Short sales	65
Foreign currency	(33)

Net Realized Gain (Loss)	(718)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(4,544)
Investments in Affiliates	39
Exchange-traded or centrally cleared financial derivative instruments	168
Over the counter financial derivative instruments	(18)
Short sales	22
Foreign currency assets and liabilities	(7)

Net Change in Unrealized Appreciation (Depreciation)	(4,340)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,010)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Dynamic Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,048	$4,973
Net realized gain (loss)	(718)	8,362
Net change in unrealized appreciation (depreciation)	(4,340)	(10,827)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,010)	2,508

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,085)	(1,047)
Class M	(33)	(14)
Administrative Class	(2,842)	(5,185)
Advisor Class	(1,614)	(552)

Total Distributions(a)	(8,574)	(6,798)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	16,590	(150,605)

Total Increase (Decrease) in Net Assets	4,006	(154,895)

Net Assets:

Beginning of period	67,667	222,562
End of period	$71,673	$67,667

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Dynamic Bond Portfolio	June 30, 2022 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

Caesars Resort Collection LLC
4.416% (LIBOR01M + 2.750%) due 12/23/2024 ~		$287	$277

Carnival Corp.
5.877% (LIBOR06M + 3.000%) due 06/30/2025 ~		196	183

Charter Communications Operating LLC
3.420% (LIBOR01M + 1.750%) due 02/01/2027 ~		188	180

RegionalCare Hospital Partners Holdings, Inc.
5.416% (LIBOR01M + 3.750%) due 11/16/2025 ~		456	426

Uber Technologies, Inc.
5.075% (LIBOR03M + 3.500%) due 04/04/2025 ~		99	96

Total Loan Participations and Assignments (Cost $1,218)			1,162

CORPORATE BONDS & NOTES 20.4%

BANKING & FINANCE 11.1%

American Assets Trust LP
3.375% due 02/01/2031		200	171

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		40	33

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	100	62

Banco Santander SA
1.849% due 03/25/2026		$200	180

Bank of America Corp.
3.384% due 04/02/2026 •		200	194

Barclays PLC
4.375% due 01/12/2026		300	297

BNP Paribas SA
1.904% due 09/30/2028 •		200	171

Citigroup, Inc.
3.785% due 03/17/2033 •(j)		200	180
4.910% due 05/24/2033 •		100	99

Corebridge Financial, Inc.
3.850% due 04/05/2029		100	93

Credit Suisse AG
6.500% due 08/08/2023 (i)		400	401

Credit Suisse Group AG
3.750% due 03/26/2025		450	436

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		100	96

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		300	299

Goldman Sachs Group, Inc.
3.615% due 03/15/2028 •		100	95
3.691% due 06/05/2028 •		400	380

HSBC Holdings PLC
4.292% due 09/12/2026 •		500	489

Intesa Sanpaolo SpA
3.250% due 09/23/2024		400	388

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		200	185

LeasePlan Corp. NV
2.875% due 10/24/2024		500	479

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	200	216

Nationwide Building Society
4.302% due 03/08/2029 •		$500	479

Natwest Group PLC
4.892% due 05/18/2029 •		200	194

OneMain Finance Corp.
6.125% due 03/15/2024		200	192

Park Intermediate Holdings LLC
7.500% due 06/01/2025		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
7.375% due 10/04/2023 •(h)(i)		$200	$193

UBS AG
5.125% due 05/15/2024 (i)		400	400

UniCredit SpA
7.830% due 12/04/2023		400	414

Ursa Re II Ltd.
5.448% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		500	499

VICI Properties LP
4.950% due 02/15/2030		200	190

Wells Fargo & Co.
1.000% due 02/02/2027	EUR	100	95
3.584% due 05/22/2028 •		$200	190

			7,990

INDUSTRIALS 8.4%

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		265	262

American Airlines Pass-Through Trust
3.000% due 04/15/2030		299	271

Boeing Co.
1.950% due 02/01/2024		200	194

CCO Holdings LLC
5.000% due 02/01/2028		700	648

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		400	410

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 «(b)		149	110

Coty, Inc.
5.000% due 04/15/2026		200	184

Delta Air Lines, Inc.
7.000% due 05/01/2025		400	405

DISH DBS Corp.
5.750% due 12/01/2028		100	74

Energy Transfer LP
5.000% due 10/01/2022		600	601

Exela Intermediate LLC
11.500% due 07/15/2026		218	73

Expedia Group, Inc.
6.250% due 05/01/2025		176	182

Frontier Communications Holdings LLC
8.750% due 05/15/2030		100	101

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		200	170

Magallanes, Inc.
3.638% due 03/15/2025		100	97

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		100	99

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		700	643

Organon & Co.
4.125% due 04/30/2028		200	178

Ovintiv Exploration, Inc.
5.375% due 01/01/2026		200	202

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		300	296

Petroleos Mexicanos
5.950% due 01/28/2031		100	73

T-Mobile USA, Inc.
3.875% due 04/15/2030		300	280

United Airlines Pass-Through Trust
5.875% due 04/15/2029		85	83

United Airlines, Inc.
4.625% due 04/15/2029		300	256

UnitedHealth Group, Inc.
4.200% due 05/15/2032		100	100

			5,992

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.9%

Georgia Power Co.
4.700% due 05/15/2032	$100	$101

Pacific Gas & Electric Co.
3.150% due 01/01/2026	200	183
4.200% due 03/01/2029	200	179

Rio Oil Finance Trust
9.250% due 07/06/2024	113	117

Southern California Gas Co.
2.950% due 04/15/2027	100	95

		675

Total Corporate Bonds & Notes (Cost $15,565)		14,657

MUNICIPAL BONDS & NOTES 0.2%

PUERTO RICO 0.1%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (e)	21	10

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (e)	5	3
4.000% due 07/01/2033	4	4
4.000% due 07/01/2035	4	3
4.000% due 07/01/2037	3	3

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (e)	2	2
5.250% due 07/01/2023	5	5

		30

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)	1,000	81

Total Municipal Bonds & Notes (Cost $127)		111

U.S. GOVERNMENT AGENCIES 2.5%

Freddie Mac
4.826% due 07/15/2047 •(a)	504	74

Uniform Mortgage-Backed Security, TBA
3.000% due 08/01/2052	1,400	1,303
3.500% due 08/01/2052	400	384

Total U.S. Government Agencies (Cost $1,768)		1,761

U.S. TREASURY OBLIGATIONS 19.4%

U.S. Treasury Inflation Protected Securities (g)
2.375% due 01/15/2027	14	15

U.S. Treasury Notes
0.500% due 02/28/2026 (m)(o)	1,000	912
1.750% due 09/30/2022	5,700	5,699
2.000% due 11/30/2022 (m)(o)	1,000	998
2.000% due 04/30/2024	700	688
2.250% due 01/31/2024	1,270	1,256
2.500% due 05/15/2024	1,100	1,091
2.750% due 05/31/2023	80	80
2.750% due 07/31/2023	2,824	2,818
2.875% due 09/30/2023 (m)(o)	290	290
2.875% due 11/30/2023	70	70

Total U.S. Treasury Obligations (Cost $14,078)		13,917

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.3%

American Home Mortgage Assets Trust
2.044% (US0001M + 0.420%) due 06/25/2037 ~	370	358

Banc of America Funding Trust
1.932% due 02/20/2047 •	366	378
1.992% (US0001M + 0.380%) due 07/20/2036 ~	621	602

Banc of America Mortgage Trust
3.356% due 06/25/2035 ~	32	28

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
5.250% due 06/26/2036	$325	$151

Bear Stearns Adjustable Rate Mortgage Trust
2.665% due 01/25/2035 ~	5	4
3.027% due 11/25/2034 ~	271	253

CBA Commercial Small Balance Commercial Mortgage
2.124% (US0001M + 0.500%) due 06/25/2038 ~	535	359

Countrywide Alternative Loan Trust
1.792% due 02/20/2047 ^•	163	127
5.500% due 04/25/2035	478	367
6.000% due 02/25/2037 ^	278	170
6.500% due 11/25/2037 ^	381	211

Countrywide Home Loan Mortgage Pass-Through Trust
3.238% due 02/20/2036 ~	186	178
3.571% due 08/25/2034 ~	15	15

Credit Suisse Mortgage Capital Trust
2.215% due 11/25/2061 ~	65	62

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.954% due 08/25/2037 ^•	312	273

Downey Savings & Loan Association Mortgage Loan Trust
1.802% due 10/19/2036 •	337	295

First Horizon Alternative Mortgage Securities Trust
2.778% due 06/25/2034 ~	65	63
3.162% due 06/25/2036 ^~	102	87
3.309% due 01/25/2036 ^~	108	64

First Horizon Mortgage Pass-Through Trust
2.715% due 11/25/2037 ^~	529	324

GSMPS Mortgage Loan Trust
8.000% due 01/25/2035	325	322

HarborView Mortgage Loan Trust
2.432% due 11/19/2034 ^•	21	18

IndyMac INDX Mortgage Loan Trust
2.804% due 10/25/2034 ~	15	15
3.087% due 08/25/2037 ^~	201	167

Lehman XS Trust
2.074% due 08/25/2046 •	240	235

Mortgage Equity Conversion Asset Trust
3.280% (H15T1Y + 0.500%) due 05/25/2042 ~	396	388

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~	222	221

Residential Accredit Loans, Inc. Trust
5.837% due 09/25/2037 ~	605	474

Thornburg Mortgage Securities Trust
2.874% due 06/25/2037 ^•	16	14
4.783% (US0012M + 1.250%) due 06/25/2037 ~	183	171

WaMu Mortgage Pass-Through Certificates Trust
2.084% due 04/25/2045 •	25	24

Washington Mutual Mortgage Pass-Through Certificates Trust
3.074% (US0001M + 1.450%) due 09/25/2035 ^~	244	226

Total Non-Agency Mortgage-Backed Securities (Cost $7,044)		6,644

ASSET-BACKED SECURITIES 12.9%

Belle Haven ABS CDO Ltd.
0.663% due 11/03/2044 •	191	61
0.703% (US0003M + 0.360%) due 11/03/2044 ~	292	94

Countrywide Asset-Backed Certificates Trust
1.764% due 06/25/2047 ^•	370	338
1.774% (US0001M + 0.150%) due 04/25/2047 ^~	70	70
1.804% due 11/25/2047 ^•	146	160
1.834% due 05/25/2047 ^•	1,163	1,103
1.884% due 12/25/2036 ^•	241	219
4.444% due 07/25/2036 þ	278	253
6.095% due 08/25/2035 þ	104	103

GSAA Home Equity Trust
5.985% due 06/25/2036 ~	921	290

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
1.824% (US0001M + 0.200%) due 11/25/2036 ~		$775	$412

Halseypoint Clo Ltd.
2.163% due 07/20/2031 •		400	395

HSI Asset Securitization Corp. Trust
1.844% due 12/25/2036 •		1,817	587
2.064% due 12/25/2036 •		511	165

LCM Ltd.
1.951% due 07/20/2030 •		400	394

Morgan Stanley ABS Capital, Inc. Trust
1.764% due 11/25/2036 •		150	80
1.774% due 10/25/2036 •		360	203
1.874% due 07/25/2036 •		274	232
1.924% (US0001M + 0.300%) due 07/25/2036 ~		644	277

Morgan Stanley Capital, Inc. Trust
1.984% (US0001M + 0.360%) due 03/25/2036 ~		13	10
2.204% due 01/25/2036 •		152	147

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.024% due 02/25/2037 ^•		1,915	626

OZLM Ltd.
2.024% (US0003M + 0.980%) due 10/17/2029 ~		289	285

Securitized Asset-Backed Receivables LLC Trust
2.284% (US0001M + 0.660%) due 08/25/2035 ^~		445	338
2.389% due 02/25/2034 •		170	167

Sierra Madre Funding Ltd.
1.500% due 09/07/2039 •		291	224
1.520% (US0001M + 0.400%) due 09/07/2039 ~		1,569	1,204

Stratus CLO Ltd.
1.963% due 12/28/2029 •		287	282

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		503	488

Triaxx Prime CDO Ltd.
1.380% (US0001M + 0.260%) due 10/02/2039 ~		56	3

Total Asset-Backed Securities (Cost $10,565)			9,210

SOVEREIGN ISSUES 3.7%

Argentina Government International Bond
1.400% due 03/25/2023	ARS	2,019	8

Israel Government International Bond
3.875% due 07/03/2050		$200	176

Peru Government International Bond
5.940% due 02/12/2029	PEN	800	191
6.150% due 08/12/2032		500	116
6.350% due 08/12/2028		900	222

Romania Government International Bond
1.750% due 07/13/2030	EUR	100	75

South Africa Government International Bond
4.850% due 09/30/2029		$200	171
10.500% due 12/21/2026	ZAR	22,000	1,432

Turkey Government International Bond
6.350% due 08/10/2024		$300	278

Total Sovereign Issues (Cost $2,956)			2,669

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%

Constellation Oil ‘B’ «(c)(j)		168,354	18

Total Common Stocks (Cost $18)			18

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%

Bank of America Corp.
5.875% due 03/15/2028 •(h)		200,000	$176

JPMorgan Chase & Co.
4.709% (US0003M + 3.470%) due 10/30/2022 ~(h)		200,000	190

Nationwide Building Society
10.250% ~		550	98

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)		15,000	15

Total Preferred Securities (Cost $534)			479

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 27.6%

REPURCHASE AGREEMENTS (k) 17.6%
			12,650

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (e)(f)	ARS	4,400	15

JAPAN TREASURY BILLS 8.7%
(0.105)% due 07/11/2022 - 09/12/2022 (d)(e)	JPY	843,000	6,214

U.S. TREASURY BILLS 1.3%
0.789% due 07/12/2022 (e)(f)(o)		$900	900

Total Short-Term Instruments (Cost $20,210)			19,779

Total Investments in Securities (Cost $74,083)			70,407

		SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short-Term Floating NAV Portfolio III		165,587	1,607

Total Short-Term Instruments (Cost $1,631)			1,607

Total Investments in Affiliates (Cost $1,631)			1,607

Total Investments 100.5% (Cost $75,714)			$72,014

Financial Derivative Instruments (l)(n) 0.1% (Cost or Premiums, net $140)			81

Other Assets and Liabilities, net (0.6)%			(422)

Net Assets 100.0%			$71,673

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc. 3.785% due 03/17/2033	03/10/2022	$200	$180	0.25%
Constellation Oil ‘B’	06/10/2022	18	18	0.03

		$218	$198	0.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$550	U.S. Treasury Notes 3.000% due 06/30/2024	$(561)	$550	$550
JPS	1.400	06/30/2022	07/01/2022	12,100	U.S. Treasury Bonds 2.000% due 08/15/2051	(12,400)	12,100	12,100

Total Repurchase Agreements						$(12,961)	$12,650	$12,650

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2052	$2,200	$(1,908)	$(1,908)

Total U.S. Government Agencies				(1,908)	(1,908)

U.S. Treasury Obligations (0.8)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2031	648	(636)	(617)

Total Short Sales (3.5)%				$(2,544)	$(2,525)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$550	$0	$0	0	$550	$(561)	$(11)
JPS	12,100	0	0	0	12,100	(12,400)	(300)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(617)	(617)	0	(617)

Total Borrowings and Other Financing Transactions	$12,650	$0	$0	(617)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	3	$8	$(3)	$(4)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	3	8	(2)	(2)

Total Written Options					$(5)	$(6)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	09/2022	18	$2,322	$(57)	$55	$0
Euro-Bund 10-Year Bond September Futures	09/2022	9	1,403	(12)	34	0
U.S. Treasury 5-Year Note September Futures	09/2022	57	6,398	(28)	40	0
U.S. Treasury 10-Year Note September Futures	09/2022	132	15,646	(100)	134	0

				$(197)	$263	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra September Futures	09/2022	7	$(892)	$6	$0	$(10)
U.S. Treasury 30-Year Bond September Futures	09/2022	7	(970)	5	0	(12)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	18	(2,778)	60	0	(42)

				$71	$0	$(64)

Total Futures Contracts				$(126)	$263	$(64)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.983%	$	100	$0	$0	$0	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.142		200	4	(5)	(1)	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	1.530		400	4	(12)	(8)	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.258		100	2	(2)	0	0	0

							$10	$(19)	$(9)	$0	$(1)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	2,277	$(220)	$238	$18	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-38 5-Year Index	5.000%	Quarterly	06/20/2027	$	297	$14	$(22)	$(8)	$0	$0
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027	EUR	200	4	(11)	(6)	0	(2)

						$18	$(33)	$(14)	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	02/07/2023	GBP	1,300	$(1)	$(16)	$(17)	$1	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		400	33	14	47	0	(4)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		1,200	(116)	(95)	(211)	22	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		900	189	157	346	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	1.853	Annual	05/18/2032	$	500	(4)	(36)	(40)	4	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		700	146	(20)	126	0	(6)
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027	BRL	300	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	11.048	Maturity	01/04/2027		5,400	0	(40)	(40)	3	0
Pay	1-Year BRL-CDI	11.086	Maturity	01/04/2027		3,200	0	(24)	(24)	2	0
Pay	1-Year BRL-CDI	11.098	Maturity	01/04/2027		3,100	0	(23)	(23)	2	0
Pay	1-Year BRL-CDI	11.115	Maturity	01/04/2027		2,800	(17)	(3)	(20)	2	0
Pay	1-Year BRL-CDI	11.814	Maturity	01/04/2027		3,200	0	(11)	(11)	2	0
Pay	1-Year BRL-CDI	11.868	Maturity	01/04/2027		2,900	0	(9)	(9)	2	0
Pay(6)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023	CAD	7,000	0	(86)	(86)	5	0
Pay(6)	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		1,100	0	(14)	(14)	1	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		700	0	(32)	(32)	1	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		1,400	(11)	(51)	(62)	1	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		400	0	(18)	(18)	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		200	0	(9)	(9)	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		1,100	1	(50)	(49)	1	0
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	3,683,600	(8)	(202)	(210)	6	0
Pay	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2026		1,206,700	(3)	(56)	(59)	2	0
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		1,886,100	20	173	193	0	(8)
Receive	3-Month KRW-KORIBOR	2.000	Quarterly	12/15/2031		633,600	5	49	54	0	(3)
Pay(6)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	2,500	1	(20)	(19)	1	0
Pay(6)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		3,900	0	(31)	(31)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	$	8,400	535	(167)	368	0	(52)
Pay	3-Month USD-LIBOR	1.800	Semi-Annual	10/01/2031		1,400	0	(142)	(142)	11	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027	EUR	100	(1)	(4)	(5)	1	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		200	(1)	(9)	(10)	3	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		200	(2)	(9)	(11)	3	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		200	(1)	(6)	(7)	3	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		100	0	(4)	(4)	1	0
Pay	28-Day MXN-TIIE	5.660	Lunar	03/24/2023	MXN	9,280	0	(12)	(12)	0	0

							$765	$(810)	$(45)	$81	$(100)

Total Swap Agreements							$573	$(623)	$(50)	$85	$(103)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$263	$85	$348		$(6)	$(64)	$(103)	$(173)

(m)

Securities with an aggregate market value of $686 and cash of $654 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	EUR	283		$299	$3	$0
	07/2022	PEN	1,687		419	0	(20)
	08/2022		$125	PEN	483	1	0
	02/2023	PEN	483		$123	0	(1)

BPS	07/2022	CAD	49		39	1	0
	07/2022	EUR	292		309	3	0
	07/2022	MXN	1,828		87	0	(4)
	07/2022	NZD	20		12	0	0
	07/2022		$156	CAD	202	1	0
	07/2022		1,915	EUR	1,821	0	(6)
	07/2022		91	MXN	1,828	0	0
	08/2022	EUR	1,596		$1,682	6	0
	08/2022		$108	ZAR	1,732	0	(2)
	09/2022	JPY	134,000		$1,003	11	0
	09/2022	MXN	1,828		90	0	0
	11/2022	ZAR	4,002		251	8	0

BRC	07/2022	JPY	273,000		2,241	228	0
	09/2022		156,000		1,167	12	0

CBK	07/2022	BRL	3,329		636	0	(1)
	07/2022	EUR	54		58	1	0
	07/2022	NZD	22		14	0	0
	07/2022	PEN	110		28	0	(1)
	07/2022		$685	BRL	3,329	0	(49)
	07/2022		188	PEN	725	1	0
	08/2022	PEN	483		$120	0	(6)
	10/2022		3,405		862	0	(18)
	11/2022		$1,320	PEN	5,239	32	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2022	PEN	2,121		$551	$5	$0
	12/2022		$4	PEN	15	0	0
	04/2023	PEN	726		$184	0	(1)

DUB	02/2023	ZAR	597		36	0	0

GLM	08/2022	PEN	687		183	4	0
	11/2022	ZAR	3,850		240	6	0
	05/2023		1,050		63	0	0

HUS	07/2022	AUD	276		190	0	0
	07/2022	CAD	63		50	1	0
	07/2022	JPY	280,000		2,271	205	0
	07/2022	NZD	64		42	2	0
	07/2022		$199	AUD	276	0	(9)
	07/2022		495	EUR	474	3	(1)
	08/2022		190	AUD	276	0	0
	08/2022		510	CLP	427,653	0	(48)
	08/2022		20	CNH	131	0	0
	05/2023		20		132	0	0

JPM	08/2022		28		191	0	0
	08/2022		98	COP	377,050	0	(8)

MYI	07/2022	BRL	3,329		$646	10	0
	07/2022		$636	BRL	3,329	1	0
	08/2022	CNY	203		$30	0	0
	08/2022		$641	BRL	3,329	0	(10)

RBC	07/2022	CAD	30		$23	0	0
	08/2022	ZAR	1,732		105	0	(1)

RYL	07/2022	CAD	38		30	1	0

SCX	07/2022		39		30	0	0
	07/2022		$749	JPY	96,253	0	(40)
	08/2022	CNY	325		$49	0	0
	08/2022		$22	CNH	150	0	0
	11/2022	COP	20,077		$5	0	0

SOG	07/2022	EUR	1,720		1,849	46	0

UAG	07/2022		$72	ZAR	1,157	0	(1)
	08/2022	CLP	428,956		$491	28	0
	09/2022	MXN	783		39	1	0
	11/2022	ZAR	9,667		613	27	0

Total Forward Foreign Currency Contracts						$648	$(227)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280%	06/29/2023	300	$16	$44
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060	10/25/2023	100	5	18

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.134	09/15/2023	300	16	52

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.102	09/15/2023	200	11	35

Total Purchased Options							$48	$149

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200%	07/20/2022	200	$(1)	$(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.400	08/17/2022	200	(1)	(1)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	300	(1)	0

BRC	Put - OTC iTraxx Crossover 37 5-Year Index	Sell	7.000	08/17/2022	100	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	600	(2)	(2)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600	08/17/2022	700	(1)	(1)

CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	400	(1)	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400%	08/17/2022	200	$0	$0

JPM	Put - OTC CDX.HY-38 5-Year Index	Sell	95.000	08/17/2022	200	(2)	(3)
	Put - OTC iTraxx Crossover 37 5-Year Index	Sell	7.000	08/17/2022	100	(1)	(1)

						$(11)	$(10)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	600	$(2)	$(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	600	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110	06/29/2023	1,500	(16)	(71)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	10/25/2023	500	(6)	(25)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	03/31/2023	300	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	03/31/2023	300	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	200	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	200	0	(1)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	200	(1)	(1)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	100	0	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	100	0	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.857	07/13/2022	900	(10)	(74)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.985	09/15/2023	1,500	(16)	(78)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	7,200	(14)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	7,200	(14)	(165)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	300	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	300	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.500	02/07/2023	11,200	(38)	(145)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	200	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	200	0	(1)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960	09/15/2023	1,000	(11)	(53)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	1,000	(6)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	1,000	(6)	(6)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	03/31/2023	3,300	(5)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	03/31/2023	3,300	(7)	(12)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	500	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	500	(1)	(2)

							$ (174)	$(664)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	$99.156	09/07/2022	100	$0	$(1)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.656	09/07/2022	400	(2)	(3)

					$(2)	$(4)

Total Written Options					$(187)	$(678)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	UBS AG	(1.000)%	Quarterly	06/20/2024	1.090%	$100	$6	$(6)	$0	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Colombia Government International Bond	1.000%	Quarterly	12/20/2024	1.952%	$200	$1	$(5)	$0	$(4)

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.544	200	(3)	1	0	(2)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.186	300	(14)	7	0	(7)
	Turkey Government International Bond	1.000	Quarterly	06/21/2024	9.231	100	(12)	(2)	0	(14)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.319	100	1	0	1	0

							$(27)	$1	$1	$(27)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$471	$(118)	$120	$2	$0

MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	560	(140)	142	2	0

						$(258)	$262	$4	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	6-Month THB-THBFIX	1.000%	Semi-Annual	12/15/2026	THB	16,200	$3	$30	$33	$0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		8,300	(4)	(24)	0	(28)

DBL	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		8,000	(1)	17	16	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		4,000	0	(14)	0	(14)

GLM	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		22,600	1	44	45	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		21,000	(9)	(62)	0	(71)

NGF	Receive	6-Month THB-THBFIX	1.000	Semi-Annual	12/15/2026		90,900	16	166	182	0
	Pay	6-Month THB-THBFIX	1.500	Semi-Annual	12/15/2031		37,300	(16)	(111)	0	(127)

								$(10)	$46	$276	$(240)

Total Swap Agreements								$(289)	$303	$281	$(267)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$4	$62	$33	$99	$(21)	$(103)	$(28)	$(152)	$(53)	$0	$(53)
BPS	30	0	0	30	(12)	(2)	0	(14)	16	0	16
BRC	240	0	2	242	0	(4)	0	(4)	238	0	238
CBK	39	0	0	39	(76)	0	(4)	(80)	(41)	0	(41)
DBL	0	0	16	16	0	0	(14)	(14)	2	0	2
DUB	0	0	0	0	0	(79)	0	(79)	(79)	0	(79)
FAR	0	52	0	52	0	(78)	0	(78)	(26)	0	(26)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
GLM	$11	$0	$45	$56	$0	$(322)	$(71)	$(393)	$(337)	$274	$(63)
GST	0	0	0	0	0	0	(23)	(23)	(23)	57	34
HUS	211	0	0	211	(58)	0	0	(58)	153	0	153
JPM	0	0	0	0	(8)	(8)	0	(16)	(16)	0	(16)
MYC	0	35	3	38	0	(53)	0	(53)	(15)	(36)	(51)
MYI	10	0	0	10	(10)	0	0	(10)	0	0	0
NGF	0	0	182	182	0	(29)	(127)	(156)	26	0	26
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RYL	1	0	0	1	0	0	0	0	1	0	1
SCX	0	0	0	0	(40)	0	0	(40)	(40)	0	(40)
SOG	46	0	0	46	0	0	0	0	46	0	46
UAG	56	0	0	56	(1)	0	0	(1)	55	0	55

Total Over the Counter	$648	$149	$281	$1,078	$(227)	$(678)	$(267)	$(1,172)

(o)

Securities with an aggregate market value of $405 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$263	$263
Swap Agreements	0	4	0	0	81	85

	$0	$4	$0	$0	$344	$348

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$648	$0	$648
Purchased Options	0	0	0	0	149	149
Swap Agreements	0	5	0	0	276	281

	$0	$5	$0	$648	$425	$1,078

	$0	$9	$0	$648	$769	$1,426

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	64	64
Swap Agreements	0	3	0	0	100	103

	$0	$3	$0	$0	$170	$173

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$227	$0	$227
Written Options	0	10	0	0	668	678
Swap Agreements	0	27	0	0	240	267

	$0	$37	$0	$227	$908	$1,172

	$0	$40	$0	$227	$1,078	$1,345

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,301)	$(1,301)
Swap Agreements	0	(34)	0	0	100	66

	$0	$(34)	$0	$0	$(1,201)	$(1,235)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$237	$0	$237
Written Options	0	30	0	7	16	53
Swap Agreements	0	30	0	0	(3)	27

	$0	$60	$0	$244	$13	$317

	$0	$26	$0	$244	$(1,188)	$(918)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(79)	(79)
Swap Agreements	0	169	0	0	79	248

	$0	$169	$0	$0	$(1)	$168

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$387	$0	$387
Purchased Options	0	0	0	0	105	105
Written Options	0	(10)	0	0	(488)	(498)
Swap Agreements	0	(41)	0	0	29	(12)

	$0	$(51)	$0	$387	$(354)	$(18)

	$0	$118	$0	$387	$(355)	$150

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,162	$0	$1,162
Corporate Bonds & Notes
Banking & Finance	0	7,990	0	7,990
Industrials	0	5,882	110	5,992
Utilities	0	675	0	675
Municipal Bonds & Notes
Puerto Rico	0	30	0	30
West Virginia	0	81	0	81
U.S. Government Agencies	0	1,761	0	1,761
U.S. Treasury Obligations	0	13,917	0	13,917
Non-Agency Mortgage-Backed Securities	0	6,644	0	6,644

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Asset-Backed Securities	$0	$9,210	$0	$9,210
Sovereign Issues	0	2,669	0	2,669
Common Stocks
Energy	0	0	18	18
Preferred Securities
Banking & Finance	0	479	0	479
Short-Term Instruments
Repurchase Agreements	0	12,650	0	12,650
Argentina Treasury Bills	0	15	0	15
Japan Treasury Bills	0	6,214	0	6,214
U.S. Treasury Bills	0	900	0	900

	$0	$70,279	$128	$70,407

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO Dynamic Bond Portfolio	(Cont.)	June 30, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,607	$0	$0	$1,607

Total Investments	$1,607	$70,279	$128	$72,014

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(1,908)	0	(1,908)
U.S. Treasury Obligations	0	(617)	0	(617)

	$0	$(2,525)	$0	$(2,525)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$89	$259	$0	$348
Over the counter	0	1,078	0	1,078

	$89	$1,337	$0	$1,426

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(173)	0	(173)
Over the counter	0	(1,172)	0	(1,172)

	$0	$(1,345)	$0	$(1,345)

Total Financial Derivative Instruments	$89	$(8)	$0	$81

Totals	$1,696	$67,746	$128	$69,570

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Dynamic Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds From Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,405	$6	$(2,800)	$(43)	$39	$1,607	$6	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘cap,’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘floor,’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.55%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

“Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the

Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$203	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$27,166	$25,907	$3,020	$4,010

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,485	$15,273	273	$2,902

Class M	0	0	5	44

Administrative Class	250	2,396	984	10,452

Advisor Class	117	1,120	669	6,993
Issued as reinvestment of distributions

Institutional Class	467	4,085	100	1,047

Class M	4	33	1	14

Administrative Class	325	2,842	478	5,027

Advisor Class	185	1,614	53	552
Cost of shares redeemed

Institutional Class	(561)	(5,724)	(228)	(2,402)

Class M	(3)	(34)	(12)	(121)

Administrative Class	(286)	(2,856)	(16,185)	(168,948)

Advisor Class	(222)	(2,159)	(590)	(6,165)

Net increase (decrease) resulting from Portfolio share transactions	1,761	$16,590	(14,452)	$(150,605)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 64% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)	June 30, 2022	(Unaudited)

affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$73,354	$2,752	$(6,893)	$(4,141)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

DBL	Deutsche Bank AG London	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association

Currency Abbreviations:

ARS	Argentine Peso	CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso

AUD	Australian Dollar	COP	Colombian Peso	NZD	New Zealand Dollar

BRL	Brazilian Real	EUR	Euro	PEN	Peruvian New Sol

CAD	Canadian Dollar	GBP	British Pound	THB	Thai Baht

CLP	Chilean Peso	JPY	Japanese Yen	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	ZAR	South African Rand

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

		LIBOR01M	1 Month USD-LIBOR

ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR	US0001M	ICE 1-Month USD LIBOR

		LIBOR06M	6 Month USD-LIBOR

CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	SONIO	Sterling Overnight Interbank Average Rate	US0012M	ICE 12-Month USD LIBOR

H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT19SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Emerging Markets Bond Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT.

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Emerging Markets Bond Portfolio	(Cont.)

The Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2022

Geographic Breakdown as of June 30, 2022†§

United States	7.8%

Short-Term Instruments‡	7.2%

Mexico	6.8%

Indonesia	5.9%

Turkey	5.4%

South Africa	4.4%

Chile	3.6%

Brazil	3.3%

Colombia	3.1%

Saudi Arabia	3.0%

Nigeria	2.6%

Cayman Islands	2.6%

Dominican Republic	2.1%

Oman	2.0%

Kazakhstan	2.0%

Qatar	1.9%

Argentina	1.9%

Panama	1.9%

Egypt	1.6%

Peru	1.4%

United Arab Emirates	1.4%

Netherlands	1.4%

India	1.3%

Romania	1.3%

Philippines	1.3%

Morocco	1.1%

Ivory Coast	1.1%

Ghana	1.0%

Ecuador	1.0%

Other	18.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	(18.19)%	(19.58)%	(0.61)%	1.74%	1.73%
PIMCO Emerging Markets Bond Portfolio Class M	(18.38)%	(19.95)%	(1.05)%	—	0.74%
PIMCO Emerging Markets Bond Portfolio Administrative Class	(18.25)%	(19.70)%	(0.76)%	1.59%	6.83%
PIMCO Emerging Markets Bond Portfolio Advisor Class	(18.30)%	(19.79)%	(0.86)%	1.49%	3.99%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global±	(18.83)%	(19.25)%	(1.00)%	2.05%	6.89%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/2002.

± J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.87% for Institutional Class shares, 1.32% for Class M shares, 1.02% for Administrative Class shares, and 1.12% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities, and such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

(1)

Underweight exposure to Russian external sovereign debt in the beginning of the reporting period contributed to relative performance, as the Russian sub-index of the Portfolio underperformed the Portfolio’s benchmark (JP Morgan Emerging Markets Bond Index).

(2)	Underweight exposure to U.S. duration contributed to relative performance, as U.S. rates rose across the yield curve.

(3)

Off-benchmark exposure to Chinese external corporate debt detracted from relative performance, as the Chinese external corporate debt index of the Portfolio underperformed the Chinese external sovereign debt index of the Portfolio.

(4)	Overweight exposure to Ukrainian external sovereign debt detracted from relative performance, as the Ukrainian sub-index of the Portfolio underperformed the Portfolio’s benchmark.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$818.10	$3.83	$1,000.00	$1,020.30	$4.26	0.86%
Class M	1,000.00	816.20	5.83	1,000.00	1,018.10	6.48	1.31
Administrative Class	1,000.00	817.50	4.50	1,000.00	1,019.57	5.00	1.01
Advisor Class	1,000.00	817.00	4.95	1,000.00	1,019.08	5.50	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2022 - 06/30/2022+	$12.52	$0.25	$(2.50)	$(2.25)	$(0.25)	$0.00	$(0.25)

12/31/2021	13.44	0.54	(0.86)	(0.32)	(0.60)	0.00	(0.60)

12/31/2020	13.19	0.55	0.30	0.85	(0.60)	0.00	(0.60)

12/31/2019	12.01	0.57	1.20	1.77	(0.59)	0.00	(0.59)

12/31/2018	13.14	0.51	(1.11)	(0.60)	(0.53)	0.00	(0.53)

12/31/2017	12.58	0.65	0.59	1.24	(0.68)	0.00	(0.68)
Class M

01/01/2022 - 06/30/2022+	12.52	0.23	(2.50)	(2.27)	(0.23)	0.00	(0.23)

12/31/2021	13.44	0.48	(0.86)	(0.38)	(0.54)	0.00	(0.54)

12/31/2020	13.19	0.49	0.31	0.80	(0.55)	0.00	(0.55)

12/31/2019	12.01	0.51	1.20	1.71	(0.53)	0.00	(0.53)

12/31/2018	13.14	0.45	(1.10)	(0.65)	(0.48)	0.00	(0.48)

12/31/2017	12.58	0.60	0.58	1.18	(0.62)	0.00	(0.62)
Administrative Class

01/01/2022 - 06/30/2022+	12.52	0.24	(2.49)	(2.25)	(0.25)	0.00	(0.25)

12/31/2021	13.44	0.52	(0.86)	(0.34)	(0.58)	0.00	(0.58)

12/31/2020	13.19	0.53	0.30	0.83	(0.58)	0.00	(0.58)

12/31/2019	12.01	0.55	1.20	1.75	(0.57)	0.00	(0.57)

12/31/2018	13.14	0.48	(1.10)	(0.62)	(0.51)	0.00	(0.51)

12/31/2017	12.58	0.64	0.58	1.22	(0.66)	0.00	(0.66)
Advisor Class

01/01/2022 - 06/30/2022+	12.52	0.24	(2.50)	(2.26)	(0.24)	0.00	(0.24)

12/31/2021	13.44	0.51	(0.86)	(0.35)	(0.57)	0.00	(0.57)

12/31/2020	13.19	0.51	0.31	0.82	(0.57)	0.00	(0.57)

12/31/2019	12.01	0.54	1.19	1.73	(0.55)	0.00	(0.55)

12/31/2018	13.14	0.47	(1.10)	(0.63)	(0.50)	0.00	(0.50)

12/31/2017	12.58	0.62	0.59	1.21	(0.65)	0.00	(0.65)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges

.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.02	(18.11)%	$48,925	0.86	%*	0.86	%*	0.85	%*	0.85	%*	4.55	%*	19%

12.52	(2.42)	59,591	0.87		0.87		0.85		0.85		4.22		42

13.44	6.87	54,693	0.95		0.95		0.85		0.85		4.26		106

13.19	14.94	47,874	0.87		0.87		0.85		0.85		4.42		65

12.01	(4.59)	41,154	0.86		0.86		0.85		0.85		4.08		29

13.14	10.03	34,246	0.85		0.85		0.85		0.85		5.03		35

10.02	(18.29)	457	1.31	*	1.31	*	1.30	*	1.30	*	4.09	*	19

12.52	(2.85)	579	1.32		1.32		1.30		1.30		3.75		42

13.44	6.38	764	1.40		1.40		1.30		1.30		3.82		106

13.19	14.43	867	1.32		1.32		1.30		1.30		3.98		65

12.01	(5.02)	889	1.31		1.31		1.30		1.30		3.59		29

13.14	9.55	993	1.30		1.30		1.30		1.30		4.60		35

10.02	(18.17)	104,315	1.01	*	1.01	*	1.00	*	1.00	*	4.39	*	19

12.52	(2.56)	134,990	1.02		1.02		1.00		1.00		4.06		42

13.44	6.71	154,896	1.10		1.10		1.00		1.00		4.12		106

13.19	14.77	170,681	1.02		1.02		1.00		1.00		4.28		65

12.01	(4.73)	167,673	1.01		1.01		1.00		1.00		3.86		29

13.14	9.87	210,102	1.00		1.00		1.00		1.00		4.90		35

10.02	(18.22)	38,640	1.11	*	1.11	*	1.10	*	1.10	*	4.29	*	19

12.52	(2.66)	49,141	1.12		1.12		1.10		1.10		3.97		42

13.44	6.60	47,639	1.20		1.20		1.10		1.10		4.02		106

13.19	14.65	48,830	1.12		1.12		1.10		1.10		4.18		65

12.01	(4.83)	45,060	1.11		1.11		1.10		1.10		3.77		29

13.14	9.76	51,954	1.10		1.10		1.10		1.10		4.79		35

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Emerging Markets Bond Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$178,034
Investments in Affiliates	12,886
Financial Derivative Instruments
Exchange-traded or centrally cleared	279
Over the counter	1,085
Cash	25
Deposits with counterparty	1,340
Foreign currency, at value	148
Receivable for investments sold	2,185
Receivable for TBA investments sold	968
Receivable for Portfolio shares sold	31
Interest and/or dividends receivable	3,088
Dividends receivable from Affiliates	14
Other assets	1
Total Assets	200,084

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$119
Payable for short sales	1,826
Financial Derivative Instruments
Exchange-traded or centrally cleared	233
Over the counter	1,121
Payable for investments purchased	877
Payable for investments in Affiliates purchased	14
Payable for TBA investments purchased	1,940
Payable for unfunded loan commitments	948
Deposits from counterparty	400
Payable for Portfolio shares redeemed	101
Accrued investment advisory fees	74
Accrued supervisory and administrative fees	66
Accrued distribution fees	8
Accrued servicing fees	14
Other liabilities	6
Total Liabilities	7,747

Net Assets	$192,337

Net Assets Consist of:

Paid in capital	$254,060
Distributable earnings (accumulated loss)	(61,723)

Net Assets	$192,337

Net Assets:

Institutional Class	$48,925
Class M	457
Administrative Class	104,315
Advisor Class	38,640

Shares Issued and Outstanding:

Institutional Class	4,883
Class M	46
Administrative Class	10,411
Advisor Class	3,857

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.02
Class M	10.02
Administrative Class	10.02
Advisor Class	10.02

Cost of investments in securities	$239,013
Cost of investments in Affiliates	$12,893
Cost of foreign currency held	$150
Proceeds received on short sales	$1,832
Cost or premiums of financial derivative instruments, net	$423

* Includes repurchase agreements of:	$918

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Emerging Markets Bond Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$5,743
Dividends from Investments in Affiliates	37
Total Income	5,780

Expenses:

Investment advisory fees	482
Supervisory and administrative fees	428
Distribution and/or servicing fees - Class M	1
Distribution and/or servicing fees - Administrative Class	88
Distribution and/or servicing fees - Advisor Class	54
Trustee fees	4
Interest expense	5
Total Expenses	1,062

Net Investment Income (Loss)	4,718

Net Realized Gain (Loss):

Investments in securities	1,624
Investments in Affiliates	(125)
Exchange-traded or centrally cleared financial derivative instruments	(441)
Over the counter financial derivative instruments	829
Short sales	504
Foreign currency	(133)

Net Realized Gain (Loss)	2,258

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(49,796)
Investments in Affiliates	108
Exchange-traded or centrally cleared financial derivative instruments	(610)
Over the counter financial derivative instruments	(440)
Short sales	(159)
Foreign currency assets and liabilities	(3)

Net Change in Unrealized Appreciation (Depreciation)	(50,900)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(43,924)

* Foreign tax withholdings	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$4,718	$10,252
Net realized gain (loss)	2,258	2,953
Net change in unrealized appreciation (depreciation)	(50,900)	(19,566)

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,924)	(6,361)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,225)	(2,627)
Class M	(11)	(28)
Administrative Class	(2,622)	(6,526)
Advisor Class	(933)	(2,160)

Total Distributions(a)	(4,791)	(11,341)

Portfolio Share Transaction:

Net increase (decrease) resulting from Portfolio share transactions*	(3,249)	4,011

Total Increase (Decrease) in Net Assets	(51,964)	(13,691)

Net Assets:

Beginning of period	244,301	257,992
End of period	$192,337	$244,301

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.6%

ALBANIA 0.2%

SOVEREIGN ISSUES 0.2%

Albania Government International Bond
3.500% due 11/23/2031	EUR	400	$312

Total Albania (Cost $446)			312

ANGOLA 0.4%

SOVEREIGN ISSUES 0.4%

Angolan Government International Bond
8.250% due 05/09/2028		$200	167
8.750% due 04/14/2032		200	160
9.125% due 11/26/2049		200	142
9.375% due 05/08/2048		500	364

Total Angola (Cost $1,081)			833

ARGENTINA 1.9%

SOVEREIGN ISSUES 1.9%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$776	171
1.000% due 07/09/2029		549	129
1.125% due 07/09/2035 þ		3,576	756
1.125% due 07/09/2046 þ		310	72
2.000% due 01/09/2038 þ		1,892	554
2.500% due 07/09/2041 þ		5,827	1,515

Provincia de Buenos Aires
3.900% due 09/01/2037 þ		543	168

Provincia de la Rioja
4.750% due 02/24/2028 ^þ		212	130

Provincia de Neuquen
4.625% due 04/27/2030 ^þ		165	99

Total Argentina (Cost $7,064)			3,594

ARMENIA 0.3%

SOVEREIGN ISSUES 0.3%

Republic of Armenia International Bond
3.600% due 02/02/2031		$500	348
3.950% due 09/26/2029		300	224

Total Armenia (Cost $785)			572

AZERBAIJAN 0.9%

CORPORATE BONDS & NOTES 0.7%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$1,400	1,378

SOVEREIGN ISSUES 0.2%

Republic of Azerbaijan International Bond
3.500% due 09/01/2032		200	160
4.750% due 03/18/2024		200	198

			358

Total Azerbaijan (Cost $1,842)			1,736

BAHAMAS 0.4%

SOVEREIGN ISSUES 0.4%

Bahamas Government International Bond
6.000% due 11/21/2028		$1,000	711

Total Bahamas (Cost $1,004)			711

BAHRAIN 0.7%

SOVEREIGN ISSUES 0.7%

Bahrain Government International Bond
4.250% due 01/25/2028		$600	540
5.625% due 09/30/2031		200	173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 07/05/2022		$700	$701

Total Bahrain (Cost $1,509)			1,414

BELARUS 0.0%

SOVEREIGN ISSUES 0.0%

Republic of Belarus International Bond
6.378% due 02/24/2031		$200	30

Total Belarus (Cost $200)			30

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%

Star Energy Geothermal Darajat
4.850% due 10/14/2038		$400	340

Total Bermuda (Cost $400)			340

BRAZIL 3.2%

CORPORATE BONDS & NOTES 2.5%

Banco BTG Pactual SA
4.500% due 01/10/2025		$200	193

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		2,580	2,533

BRF SA
5.750% due 09/21/2050		400	267

Centrais Eletricas Brasileiras SA
3.625% due 02/04/2025		200	190

CSN Inova Ventures
6.750% due 01/28/2028		800	699

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (d)(e)		623	2

Petrobras Global Finance BV
6.850% due 06/05/2115		200	165

Vale SA
0.000% due 12/29/2049 «~(e)	BRL	10,380	836

			4,885

SOVEREIGN ISSUES 0.7%

Brazil Government International Bond
4.750% due 01/14/2050		$1,213	826
5.000% due 01/27/2045		318	228
5.625% due 01/07/2041		50	40

Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050	BRL	1,594	303

			1,397

Total Brazil (Cost $7,172)			6,282

CAMEROON 0.2%

SOVEREIGN ISSUES 0.2%

Republic of Cameroon International Bond
5.950% due 07/07/2032	EUR	400	312

Total Cameroon (Cost $474)			312

CAYMAN ISLANDS 2.5%

CORPORATE BONDS & NOTES 2.5%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (d)		$562	357

CK Hutchison International Ltd.
3.375% due 09/06/2049		500	407

Country Garden Holdings Co. Ltd.
3.125% due 10/22/2025		200	99
6.150% due 09/17/2025		200	108
8.000% due 01/27/2024		300	200

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (d)		169	149
0.000% due 05/15/2030 (d)		674	535

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(b)	$300	$42
11.250% due 04/09/2049	200	28
11.950% due 11/12/2023 ^(b)	200	28

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034	97	96

MGM China Holdings Ltd.
4.750% due 02/01/2027	400	283

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	448	277

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	217	209

Poinsettia Finance Ltd.
6.625% due 06/17/2031	662	600

SA Global Sukuk Ltd.
1.602% due 06/17/2026	400	365
2.694% due 06/17/2031	500	441

Sands China Ltd.
5.125% due 08/08/2025	300	252
5.400% due 08/08/2028	400	309

Sunac China Holdings Ltd.
7.000% due 07/09/2025 ^(b)	800	120

Total Cayman Islands (Cost $6,909)		4,905

CHILE 3.6%

CORPORATE BONDS & NOTES 1.6%

Banco del Estado de Chile
2.704% due 01/09/2025	$200	190

Banco Santander Chile
2.700% due 01/10/2025	200	192

Corp. Nacional del Cobre de Chile
3.700% due 01/30/2050	300	224
4.250% due 07/17/2042	200	165
4.875% due 11/04/2044	600	533

Embotelladora Andina SA
3.950% due 01/21/2050	200	153

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	200	121
3.830% due 09/14/2061	200	139

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030	200	180
4.700% due 05/07/2050	300	248

Empresa Nacional del Petroleo
3.450% due 09/16/2031	300	243

GNL Quintero SA
4.634% due 07/31/2029	706	679

		3,067

SOVEREIGN ISSUES 2.0%

Chile Government International Bond
2.750% due 01/31/2027	1,700	1,591
3.100% due 05/07/2041	800	610
3.250% due 09/21/2071	800	537
3.500% due 01/31/2034	500	446
4.340% due 03/07/2042	800	714

		3,898

Total Chile (Cost $8,120)		6,965

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%

New Metro Global Ltd.
4.800% due 12/15/2024	$200	110

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(b)	400	32

Total China (Cost $566)		142

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 3.1%

CORPORATE BONDS & NOTES 0.7%

Ecopetrol SA
4.625% due 11/02/2031		$500	$380
5.875% due 09/18/2023		300	301
5.875% due 05/28/2045		400	273
6.875% due 04/29/2030		200	177
7.375% due 09/18/2043		200	164

			1,295

SOVEREIGN ISSUES 2.4%

Colombia Government International Bond
3.875% due 02/15/2061		300	173
4.000% due 02/26/2024		1,000	974
4.125% due 05/15/2051		400	240
4.500% due 01/28/2026		1,200	1,128
4.500% due 03/15/2029		300	260
5.000% due 06/15/2045		1,300	874
5.200% due 05/15/2049		500	340
6.125% due 01/18/2041		400	315
8.125% due 05/21/2024		300	312

			4,616

Total Colombia (Cost $7,389)			5,911

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%

Costa Rica Government International Bond
4.250% due 01/26/2023		$400	399
5.625% due 04/30/2043		400	301

Total Costa Rica (Cost $800)			700

DOMINICAN REPUBLIC 2.0%

SOVEREIGN ISSUES 2.0%

Dominican Republic International Bond
4.875% due 09/23/2032		$700	540
5.300% due 01/21/2041		400	279
5.500% due 02/22/2029		500	437
5.875% due 01/30/2060		800	549
6.000% due 07/19/2028		1,600	1,492
6.000% due 02/22/2033		500	418
6.500% due 02/15/2048		300	228

Total Dominican Republic (Cost $4,770)			3,943

ECUADOR 1.0%

SOVEREIGN ISSUES 1.0%

Ecuador Government International Bond
0.000% due 07/31/2030 (d)		$273	117
0.500% due 07/31/2040 þ		645	278
1.000% due 07/31/2035 þ		2,034	1,014
5.000% due 07/31/2030 þ		762	502

Total Ecuador (Cost $2,278)			1,911

EGYPT 1.6%

SOVEREIGN ISSUES 1.6%

Egypt Government International Bond
5.875% due 02/16/2031		$300	187
6.375% due 04/11/2031	EUR	200	133
7.053% due 01/15/2032		$400	261
7.625% due 05/29/2032		2,400	1,578
7.903% due 02/21/2048		400	230
8.500% due 01/31/2047		1,000	596
8.700% due 03/01/2049		200	120

Total Egypt (Cost $4,941)			3,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EL SALVADOR 0.2%

SOVEREIGN ISSUES 0.2%

El Salvador Government International Bond
5.875% due 01/30/2025	$200	$72
7.125% due 01/20/2050	750	240

Total El Salvador (Cost $900)		312

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%

Ethiopia Government International Bond
6.625% due 12/11/2024	$200	114

Total Ethiopia (Cost $200)		114

GERMANY 0.4%

CORPORATE BONDS & NOTES 0.4%

Deutsche Bank AG
2.601% (US0003M + 1.190%) due 11/16/2022 ~	$300	300
3.950% due 02/27/2023	400	399

Total Germany (Cost $694)		699

GHANA 1.0%

SOVEREIGN ISSUES 1.0%

Ghana Government International Bond
0.000% due 04/07/2025 (d)	$200	114
6.375% due 02/11/2027	200	115
7.625% due 05/16/2029	600	296
7.750% due 04/07/2029	400	201
7.875% due 03/26/2027 (i)	300	175
7.875% due 02/11/2035	200	94
8.125% due 03/26/2032	900	438
8.625% due 04/07/2034	700	341
8.750% due 03/11/2061	400	190

Total Ghana (Cost $3,690)		1,964

GUATEMALA 0.6%

SOVEREIGN ISSUES 0.6%

Guatemala Government International Bond
4.375% due 06/05/2027	$300	281
4.650% due 10/07/2041	200	146
4.875% due 02/13/2028	410	384
6.125% due 06/01/2050	300	253

Total Guatemala (Cost $1,197)		1,064

HONG KONG 0.8%

CORPORATE BONDS & NOTES 0.7%

Huarong Finance Co. Ltd.
3.375% due 02/24/2030	$400	302
3.875% due 11/13/2029	200	160
4.500% due 05/29/2029	650	542
5.000% due 11/19/2025	200	189

Lenovo Group Ltd.
3.421% due 11/02/2030	200	170

		1,363

SOVEREIGN ISSUES 0.1%

Airport Authority
2.625% due 02/04/2051	200	145

Total Hong Kong (Cost $1,637)		1,508

HUNGARY 0.6%

SOVEREIGN ISSUES 0.6%

Hungary Government International Bond
2.125% due 09/22/2031	$250	194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 06/16/2029		$1,000	$999

Total Hungary (Cost $1,235)			1,193

INDIA 1.3%

CORPORATE BONDS & NOTES 0.8%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$200	164

Adani Transmission Step-One Ltd.
4.250% due 05/21/2036		175	148

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		200	173
3.950% due 02/13/2050		200	154

Muthoot Finance Ltd.
4.400% due 09/02/2023		300	292

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		700	671

			1,602

SOVEREIGN ISSUES 0.5%

Export-Import Bank of India
3.250% due 01/15/2030		500	435
3.375% due 08/05/2026		500	478

			913

Total India (Cost $2,773)			2,515

INDONESIA 5.8%

CORPORATE BONDS & NOTES 4.4%

Freeport Indonesia PT
5.315% due 04/14/2032		$400	365

Indonesia Asahan Aluminium Persero PT
5.450% due 05/15/2030		800	752

Pelabuhan Indonesia Persero PT
4.250% due 05/05/2025		400	395
4.500% due 05/02/2023		800	801
4.875% due 10/01/2024		500	504

Pertamina Persero PT
1.400% due 02/09/2026		500	445
4.300% due 05/20/2023		200	201
6.000% due 05/03/2042		1,500	1,445
6.450% due 05/30/2044		1,500	1,526

Perusahaan Penerbit SBSN SR Unsecured
4.700% due 06/06/2032		900	886

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050		800	558
4.125% due 05/15/2027		200	192
4.375% due 02/05/2050		200	147
5.250% due 05/15/2047		400	332

			8,549

SOVEREIGN ISSUES 1.4%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	200	212
3.375% due 04/15/2023		$362	362
5.125% due 01/15/2045		200	192
5.250% due 01/17/2042		1,300	1,275
5.250% due 01/08/2047		200	195
6.750% due 01/15/2044		300	347
7.750% due 01/17/2038		100	119

			2,702

Total Indonesia (Cost $12,047)			11,251

IRELAND 0.3%

CORPORATE BONDS & NOTES 0.3%

Republic of Angola Via Avenir Issuer Ireland DAC
6.927% due 02/19/2027		$714	657

Total Ireland (Cost $675)			657

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.6%

CORPORATE BONDS & NOTES 0.6%

Bank Hapoalim BM
3.255% due 01/21/2032 •(f)		$500	$430

Israel Electric Corp. Ltd.
3.750% due 02/22/2032		300	269

Leviathan Bond Ltd.
6.125% due 06/30/2025		400	378

Total Israel (Cost $1,199)			1,077

IVORY COAST 1.1%

SOVEREIGN ISSUES 1.1%

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	300	227
5.250% due 03/22/2030		1,000	824
5.750% due 12/31/2032 þ		$854	742
5.875% due 10/17/2031	EUR	200	165
6.625% due 03/22/2048		200	141

Total Ivory Coast (Cost $2,818)			2,099

JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$193	170

Total Jamaica (Cost $193)			170

JERSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Corsair International Ltd.
4.850% due 01/28/2027 •	EUR	700	692
5.200% due 01/28/2029 •		300	294

Total Jersey, Channel Islands (Cost $1,118)			986

JORDAN 0.9%

SOVEREIGN ISSUES 0.9%

Jordan Government International Bond
5.750% due 01/31/2027		$600	529
6.125% due 01/29/2026		300	275
7.375% due 10/10/2047		500	369
7.750% due 01/15/2028		600	561

Total Jordan (Cost $2,062)			1,734

KAZAKHSTAN 2.0%

CORPORATE BONDS & NOTES 1.9%

Development Bank of Kazakhstan JSC
4.125% due 12/10/2022		$400	399
5.750% due 05/12/2025		700	700

KazMunayGas National Co. JSC
4.750% due 04/24/2025		1,700	1,592
4.750% due 04/19/2027		400	360
5.750% due 04/19/2047		200	154

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		600	459

			3,664

SOVEREIGN ISSUES 0.1%

Kazakhstan Government International Bond
4.875% due 10/14/2044		200	167

Total Kazakhstan (Cost $4,174)			3,831

KENYA 0.4%

SOVEREIGN ISSUES 0.4%

Republic of Kenya Government International Bond
6.300% due 01/23/2034		$200	125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 02/28/2028		$600	$435
8.000% due 05/22/2032		200	143

Total Kenya (Cost $1,026)			703

LEBANON 0.0%

SOVEREIGN ISSUES 0.0%

Lebanon Government International Bond
8.250% due 05/17/2034		$600	38

Total Lebanon (Cost $38)			38

LUXEMBOURG 0.8%

CORPORATE BONDS & NOTES 0.8%

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 «(a)		$347	257

Gazprom PJSC Via Gaz Capital SA
5.150% due 02/11/2026		1,000	325

NE Property BV
1.875% due 10/09/2026	EUR	400	352

Petrorio Luxembourg Trading SARL
6.125% due 06/09/2026		$300	276

Unigel Luxembourg SA
8.750% due 10/01/2026		400	397

Total Luxembourg (Cost $2,437)			1,607

MALAYSIA 1.0%

CORPORATE BONDS & NOTES 1.0%

Petronas Capital Ltd.
3.404% due 04/28/2061		$1,300	980
4.800% due 04/21/2060		900	883

Total Malaysia (Cost $2,241)			1,863

MAURITIUS 0.2%

CORPORATE BONDS & NOTES 0.2%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$500	447

Total Mauritius (Cost $500)			447

		SHARES
MEXICO 6.7%

COMMON STOCKS 0.0%

Desarrolladora Homex SAB de CV (c)		17,978	0

Hipotecaria Su Casita SA de CV «(c)		5,259	0

Urbi Desarrollos Urbanos SAB de CV (c)		95	0

			0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.1%

America Movil SAB de CV
5.375% due 04/04/2032		$600	534
6.450% due 12/05/2022	MXN	6,000	294

Banco Mercantil del Norte SA
6.625% due 01/24/2032 •(e)(f)		$400	327
7.500% due 06/27/2029 •(e)(f)		200	181

Comision Federal de Electricidad
6.264% due 02/15/2052		200	160

Corp. GEO SAB de CV
8.875% due 09/25/2049		700	0

Industrias Penoles SAB de CV
4.750% due 08/06/2050		400	318

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Minera Mexico SA de CV
4.500% due 01/26/2050		$200	$156

Petroleos Mexicanos
6.350% due 02/12/2048		1,336	789
6.625% due 06/15/2038		700	463
6.700% due 02/16/2032		928	710
6.750% due 09/21/2047		760	472
6.950% due 01/28/2060		3,000	1,856
7.690% due 01/23/2050		5,000	3,415

Trust Fibra Uno
6.390% due 01/15/2050		200	160

			9,835

SOVEREIGN ISSUES 1.6%

Mexico Government International Bond
3.750% due 04/19/2071		500	319
3.771% due 05/24/2061		2,044	1,332
5.000% due 04/27/2051		900	750
5.750% due 10/12/2110		900	759

			3,160

Total Mexico (Cost $19,871)			12,995

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%

Mongolia Government International Bond
3.500% due 07/07/2027		$600	487
5.625% due 05/01/2023		377	372

Total Mongolia (Cost $970)			859

MOROCCO 1.1%

CORPORATE BONDS & NOTES 0.3%

OCP SA
3.750% due 06/23/2031		$400	303
5.125% due 06/23/2051		500	333

			636

SOVEREIGN ISSUES 0.8%

Morocco Government International Bond
2.375% due 12/15/2027		300	242
4.000% due 12/15/2050		400	235
4.250% due 12/11/2022		1,000	1,001

			1,478

Total Morocco (Cost $2,591)			2,114

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$300	267

Total Namibia (Cost $299)			267

NETHERLANDS 1.4%

CORPORATE BONDS & NOTES 1.4%

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		$300	273

Metinvest BV
7.750% due 04/23/2023		200	119
8.500% due 04/23/2026		400	210

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		400	323

Prosus NV
1.539% due 08/03/2028	EUR	200	166
2.031% due 08/03/2032		100	73
3.257% due 01/19/2027		$200	174
3.680% due 01/21/2030		200	160
4.027% due 08/03/2050		200	125

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Republic of Angola Via Avenir BV
6.609% (US0006M + 4.500%) due 12/07/2023 ~		$300	$296
10.447% (US0006M + 7.500%) due 07/01/2023 ~		754	756

Total Netherlands (Cost $3,363)			2,675

NIGERIA 2.6%

CORPORATE BONDS & NOTES 0.3%

BOI Finance BV
7.500% due 02/16/2027	EUR	600	509

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Bank of Industry Ltd.
7.745% (LIBOR03M + 6.000%) due 12/14/2023 ~		$867	870

SOVEREIGN ISSUES 1.8%

Nigeria Government International Bond
6.125% due 09/28/2028		1,000	712
6.375% due 07/12/2023		500	490
6.500% due 11/28/2027		1,000	765
7.143% due 02/23/2030		400	284
7.375% due 09/28/2033		500	328
7.875% due 02/16/2032		600	420
8.250% due 09/28/2051		400	250
8.747% due 01/21/2031		400	300

			3,549

Total Nigeria (Cost $6,215)			4,928

OMAN 2.0%

CORPORATE BONDS & NOTES 0.1%

Oman Sovereign Sukuk Co.
4.397% due 06/01/2024		$200	198

SOVEREIGN ISSUES 1.9%

Oman Government International Bond
4.125% due 01/17/2023		800	800
5.625% due 01/17/2028		1,300	1,254
6.000% due 08/01/2029		900	869
6.500% due 03/08/2047		400	337
7.000% due 01/25/2051		500	442

			3,702

Total Oman (Cost $4,016)			3,900

PAKISTAN 0.5%

CORPORATE BONDS & NOTES 0.1%

Third Pakistan International Sukuk Co. Ltd.
5.625% due 12/05/2022		$200	188

SOVEREIGN ISSUES 0.4%

Pakistan Government International Bond
6.875% due 12/05/2027		400	273
7.375% due 04/08/2031		400	254
8.875% due 04/08/2051		500	301

			828

Total Pakistan (Cost $1,400)			1,016

PANAMA 1.9%

CORPORATE BONDS & NOTES 0.4%

Aeropuerto Internacional de Tocumen SA
5.125% due 08/11/2061		$300	238

Banco General SA
5.250% due 05/07/2031 •(e)(f)		400	366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Nacional de Panama
2.500% due 08/11/2030		$200	$159

			763

SOVEREIGN ISSUES 1.5%

Panama Government International Bond
4.300% due 04/29/2053		800	630
4.500% due 04/01/2056		900	717
4.500% due 01/19/2063		300	232
6.700% due 01/26/2036		600	650
8.875% due 09/30/2027		500	589

			2,818

Total Panama (Cost $4,322)			3,581

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Paraguay Government International Bond
3.849% due 06/28/2033		$200	164
4.700% due 03/27/2027		200	192
6.100% due 08/11/2044		200	175

Total Paraguay (Cost $594)			531

PERU 1.4%

CORPORATE BONDS & NOTES 0.8%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,800	435

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026		$200	180

InRetail Consumer
3.250% due 03/22/2028		500	416

Petroleos del Peru SA
4.750% due 06/19/2032		400	310
5.625% due 06/19/2047		300	205

			1,546

SOVEREIGN ISSUES 0.6%

Peru Government International Bond
2.392% due 01/23/2026		200	186
3.000% due 01/15/2034		500	412
3.230% due 07/28/2121		200	123
3.300% due 03/11/2041		600	456

			1,177

Total Peru (Cost $3,414)			2,723

PHILIPPINES 1.3%

CORPORATE BONDS & NOTES 0.5%

Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$900	967

SOVEREIGN ISSUES 0.8%

Philippines Government International Bond
2.650% due 12/10/2045		500	349
2.950% due 05/05/2045		400	288
3.700% due 03/01/2041		1,000	834

			1,471

Total Philippines (Cost $3,022)			2,438

QATAR 1.9%

CORPORATE BONDS & NOTES 1.0%

Nakilat, Inc.
6.067% due 12/31/2033		$92	98

Qatar Energy
2.250% due 07/12/2031		600	513
3.125% due 07/12/2041		400	315
3.300% due 07/12/2051		800	620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		$304	$317

			1,863

SOVEREIGN ISSUES 0.9%

Qatar Government International Bond
4.400% due 04/16/2050		600	574
4.817% due 03/14/2049		500	505
5.103% due 04/23/2048		700	735

			1,814

Total Qatar (Cost $3,937)			3,677

ROMANIA 1.3%

SOVEREIGN ISSUES 1.3%

Romania Government International Bond
1.750% due 07/13/2030	EUR	700	524
2.124% due 07/16/2031		800	595
2.125% due 03/07/2028		700	605
2.625% due 12/02/2040		300	183
2.875% due 04/13/2042		500	308
3.500% due 04/03/2034		100	77
3.750% due 02/07/2034		200	158

Total Romania (Cost $3,779)			2,450

RUSSIA 0.4%

SOVEREIGN ISSUES 0.4%

Russia Government International Bond
1.850% due 11/20/2032	EUR	600	170
5.625% due 04/04/2042 ^(b)		$1,900	560
5.875% due 09/16/2043 ^(b)		200	59

Total Russia (Cost $2,538)			789

RWANDA 0.1%

SOVEREIGN ISSUES 0.1%

Rwanda Government International Bond
5.500% due 08/09/2031		$200	157

Total Rwanda (Cost $200)			157

SAUDI ARABIA 2.9%

CORPORATE BONDS & NOTES 0.6%

Saudi Arabian Oil Co.
3.500% due 11/24/2070		$300	213
4.250% due 04/16/2039		1,000	927

			1,140

SOVEREIGN ISSUES 2.3%

Saudi Government International Bond
2.250% due 02/02/2033		200	167
3.450% due 02/02/2061		600	451
3.750% due 01/21/2055		1,500	1,231
4.500% due 10/26/2046		2,900	2,652

			4,501

Total Saudi Arabia (Cost $6,967)			5,641

SENEGAL 0.3%

SOVEREIGN ISSUES 0.3%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	100	86
5.375% due 06/08/2037		200	132
6.250% due 05/23/2033		$300	231
6.750% due 03/13/2048		200	128

Total Senegal (Cost $868)			577

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
1.650% due 03/03/2033	EUR	500	$330

Total Serbia (Cost $593)			330

SINGAPORE 0.6%

CORPORATE BONDS & NOTES 0.6%

BOC Aviation Ltd.
2.750% due 09/18/2022		$900	899

Flex Ltd.
4.875% due 06/15/2029		100	97

Medco Bell Pte. Ltd.
6.375% due 01/30/2027		300	257

Total Singapore (Cost $1,302)			1,253

SOUTH AFRICA 4.4%

CORPORATE BONDS & NOTES 2.3%

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		$200	165
6.500% due 04/15/2040		100	95

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	24,300	1,466

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		$500	449
7.125% due 02/11/2025		500	423

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		500	500

Transnet SOC Ltd.
4.000% due 07/26/2022		1,300	1,247

			4,345

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Sasol Ltd.
TBD% - 3.345% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		948	939

SOVEREIGN ISSUES 1.6%

South Africa Government International Bond
4.850% due 09/30/2029		1,500	1,285
5.000% due 10/12/2046		300	194
5.750% due 09/30/2049		1,000	686
5.875% due 04/20/2032		400	343
7.300% due 04/20/2052		300	241
10.500% due 12/21/2026	ZAR	6,300	410

			3,159

Total South Africa (Cost $9,645)			8,443

SOUTH KOREA 0.4%

CORPORATE BONDS & NOTES 0.4%

LG Chem Ltd.
1.375% due 07/07/2026		$900	808

Total South Korea (Cost $896)			808

SRI LANKA 0.5%

SOVEREIGN ISSUES 0.5%

Sri Lanka Government International Bond
6.125% due 06/03/2025 ^(b)		$700	233
6.825% due 07/18/2026 ^(b)		700	243
6.850% due 11/03/2025 ^(b)		800	264
7.550% due 03/28/2030 ^(b)		400	130
7.850% due 03/14/2029 ^(b)		300	98

Total Sri Lanka (Cost $2,576)			968

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

African Export-Import Bank
2.634% due 05/17/2026		$600	$531

Total Supranational (Cost $600)			531

SWITZERLAND 0.3%

CORPORATE BONDS & NOTES 0.3%

Credit Suisse Group AG
9.750% due 06/23/2027 •(e)(f)		$500	512

Total Switzerland (Cost $500)			512

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

GC Treasury Center Co. Ltd.
2.980% due 03/18/2031		$200	166
4.300% due 03/18/2051		200	155

Total Thailand (Cost $395)			321

TURKEY 5.3%

CORPORATE BONDS & NOTES 0.3%

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		$233	194

Turkiye Is Bankasi AS
6.125% due 04/25/2024		200	187

Yapi ve Kredi Bankasi AS
5.850% due 06/21/2024		200	185

			566

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

SOCAR Turkey Enerji AS
3.450% (EUR003M + 3.450%) due 08/11/2026 ~	EUR	1,000	990

SOVEREIGN ISSUES 4.5%

Turkey Government International Bond
4.875% due 04/16/2043		$700	416
5.125% due 02/17/2028		1,500	1,147
5.750% due 05/11/2047		2,600	1,608
5.875% due 06/26/2031		500	360
5.950% due 01/15/2031		500	364
6.000% due 03/25/2027		1,700	1,401
6.000% due 01/14/2041		600	384
6.125% due 10/24/2028		300	237
6.375% due 10/14/2025		600	533
6.875% due 03/17/2036		1,600	1,178

Turkiye Ihracat Kredi Bankasi AS
4.250% due 09/18/2022		500	496
5.375% due 10/24/2023		200	190
8.250% due 01/24/2024		400	394

			8,708

Total Turkey (Cost $13,395)			10,264

UKRAINE 0.7%

CORPORATE BONDS & NOTES 0.1%

NPC Ukrenergo
6.875% due 11/09/2026		$800	200

SOVEREIGN ISSUES 0.6%

Ukraine Government International Bond
6.876% due 05/21/2029		200	50
7.253% due 03/15/2033		900	227
7.375% due 09/25/2032		500	126
7.750% due 09/01/2023		1,030	334

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 09/01/2024		$1,100	$283
8.994% due 02/01/2024		200	52

			1,072

Total Ukraine (Cost $4,457)			1,272

UNITED ARAB EMIRATES 1.4%

CORPORATE BONDS & NOTES 1.0%

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		$600	568

DP World Ltd.
6.850% due 07/02/2037		600	648

NBK SPC Ltd.
1.625% due 09/15/2027 •		700	626

			1,842

SOVEREIGN ISSUES 0.4%

Emirate of Abu Dhabi Government International Bond
3.125% due 09/30/2049		600	468
3.875% due 04/16/2050		200	178

Finance Department Government of Sharjah
4.375% due 03/10/2051		300	214

			860

Total United Arab Emirates (Cost $2,910)			2,702

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%

Barclays PLC
3.250% due 02/12/2027	GBP	100	114

HSBC Holdings PLC
4.041% due 03/13/2028 •		$200	190

State Savings Bank of Ukraine
9.375% due 03/10/2023 þ		60	36

Ukreximbank Via Biz Finance PLC
9.750% due 01/22/2025		113	63

Total United Kingdom (Cost $518)			403

UNITED STATES 7.7%

ASSET-BACKED SECURITIES 1.8%

Countrywide Asset-Backed Certificates Trust
1.864% due 02/25/2037 •		$486	469
2.749% due 11/25/2035 •		380	369

Credit-Based Asset Servicing & Securitization Trust
3.136% due 01/25/2037 ^þ		605	226

Morgan Stanley ABS Capital, Inc. Trust
2.389% due 01/25/2035 •		69	65
2.419% (US0001M + 0.795%) due 03/25/2034 ~		402	388

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.404% due 09/25/2035 •		500	458

Soundview Home Loan Trust
2.524% (US0001M + 0.900%) due 10/25/2037 ~		135	106

Wells Fargo Home Equity Asset-Backed Securities Trust
2.264% due 03/25/2037 •		1,500	1,321

			3,402

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%

Constellation Oil ‘B’ «(c)(g)		393,387	43

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.6%

DAE Funding LLC
1.625% due 02/15/2024		200	190

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 03/20/2025	$200	$186
3.375% due 03/20/2028	200	176

Ford Motor Credit Co. LLC
3.550% due 10/07/2022	300	299

Rio Oil Finance Trust
8.200% due 04/06/2028	448	466
9.250% due 07/06/2024	614	637
9.750% due 01/06/2027	606	647

Rutas 2 & 7 Finance Ltd.
0.000% due 09/30/2036 (d)	677	400

		3,001

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

Banc of America Mortgage Trust
2.733% due 02/25/2036 ^~	1	1

BCAP LLC Trust
3.148% due 05/26/2037 ~	607	575

Bear Stearns Adjustable Rate Mortgage Trust
2.961% due 01/25/2035 ~	1	1
3.278% due 05/25/2047 ^~	7	6

Citigroup Mortgage Loan Trust
2.360% due 08/25/2035 ~	3	3
3.396% due 09/25/2037 ^~	14	13

CitiMortgage Alternative Loan Trust
2.274% (US0001M + 0.650%) due 10/25/2036 ~	85	71

Countrywide Alternative Loan Trust
1.974% (US0001M + 0.350%) due 05/25/2036 ^~	122	53

GSR Mortgage Loan Trust
2.867% due 01/25/2036 ^~	2	2

IndyMac INDA Mortgage Loan Trust
2.650% due 11/25/2037 ~	76	64

IndyMac INDX Mortgage Loan Trust
1.804% due 02/25/2037 •	160	158
2.264% (US0001M + 0.640%) due 07/25/2045 ~	91	75

Lehman XS Trust
1.874% due 08/25/2037 •	200	185
2.004% (US0001M + 0.380%) due 09/25/2046 ~	119	112

Morgan Stanley Mortgage Loan Trust
2.535% due 06/25/2036 ~	1	1

SunTrust Adjustable Rate Mortgage Loan Trust
2.741% due 10/25/2037 ^~	47	42

WaMu Mortgage Pass-Through Certificates Trust
3.087% due 03/25/2036 ~	100	95
3.145% due 02/25/2037 ^~	12	11

Washington Mutual Mortgage Pass-Through Certificates Trust
1.226% due 02/25/2047 ^•	144	133

		1,601

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.5%

Freddie Mac
2.815% due 03/01/2036 •	$1	$1

Uniform Mortgage-Backed Security
4.000% due 07/01/2048	30	30

Uniform Mortgage-Backed Security, TBA
3.500% due 08/01/2052	1,000	961

		992

U.S. TREASURY OBLIGATIONS 3.0%

U.S. Treasury Bonds
1.750% due 08/15/2041 (l)	2,800	2,131
2.000% due 11/15/2041	1,400	1,112
3.125% due 11/15/2041	2,700	2,594

		5,837

Total United States (Cost $16,083)		14,833

URUGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Uruguay Government International Bond
5.100% due 06/18/2050	$500	504

Total Uruguay (Cost $480)		504

UZBEKISTAN 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Uzbekistan International Bond
3.900% due 10/19/2031	$400	284

Total Uzbekistan (Cost $317)		284

VENEZUELA 0.8%

CORPORATE BONDS & NOTES 0.3%

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(b)	$3,750	223
5.500% due 04/12/2037 ^(b)	4,350	260
6.000% due 05/16/2024 ^(b)	380	24
6.000% due 11/15/2026 ^(b)	1,200	72

		579

SOVEREIGN ISSUES 0.5%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(b)	300	26
7.650% due 04/21/2025 ^(b)	630	55
7.750% due 04/13/2024	3,240	251
8.250% due 10/13/2024 ^(b)	3,850	327
9.000% due 05/07/2023 ^(b)	800	68
9.250% due 09/15/2027 ^(b)	1,190	104
9.375% due 01/13/2034 ^(b)	40	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.950% due 08/05/2031 ^(b)	$490	$43

		878

Total Venezuela (Cost $13,014)		1,457

VIRGIN ISLANDS (BRITISH) 0.5%

CORPORATE BONDS & NOTES 0.5%

1MDB Global Investments Ltd.
4.400% due 03/09/2023	1,000	970

Total Virgin Islands (British) (Cost $1,005)		970

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
5.375% due 09/20/2022 ^(b)	$200	115
8.970% due 07/30/2027 ^(b)	400	235

Total Zambia (Cost $439)		350

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (h) 0.5%
		918

Total Short-Term Instruments (Cost $918)		918

Total Investments in Securities (Cost $239,013)		178,034

	SHARES
INVESTMENTS IN AFFILIATES 6.7%

SHORT-TERM INSTRUMENTS 6.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.7%

PIMCO Short-Term Floating NAV Portfolio III	1,327,916	12,886

Total Short-Term Instruments (Cost $12,893)		12,886

Total Investments in Affiliates (Cost $12,893)		12,886

Total Investments 99.3% (Cost $251,906)		$190,920

Financial Derivative Instruments (j)(k) 0.0% (Cost or Premiums, net $423)		10

Other Assets and Liabilities, net 0.7%		1,407

Net Assets 100.0%		$192,337

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$43	$43	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$918	U.S. Treasury Notes 3.000% due 06/30/2024	$(936)	$918	$918

Total Repurchase Agreements						$(936)	$918	$918

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
MEI	0.000%	06/24/2022	07/08/2022	$ (119)	$(119)

Total Reverse Repurchase Agreements					$(119)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
United States (0.9)%
U.S. Treasury Obligations (0.9)%
U.S. Treasury Bonds	3.375%	11/15/2048	$1,100	$(1,135)	$(1,126)
U.S. Treasury Notes	2.375	02/29/2024	700	(697)	(700)

Total Short Sales (0.9)%				$(1,832)	$(1,826)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$918	$0	$0	0	$918	$(936)	$(18)
MEI	0	(119)	0	0	(119)	117	(2)

Master Securities Forward Transaction Agreement
BOS	0	0	0	(1,126)	(1,126)	0	(1,126)
BPG	0	0	0	(700)	(700)	0	(700)

Total Borrowings and Other Financing Transactions	$918	$(119)	$0	(1,826)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(119)	$0	$0	$(119)

Total Borrowings	$0	$(119)	$0	$0	$(119)

Payable for reverse repurchase agreements					$(119)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

(i)	Securities with an aggregate market value of $117 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(471) at a weighted average interest rate of 0.012%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $14 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2022	15	$1,684	$(10)	$10	$0
U.S. Treasury 10-Year Note September Futures	09/2022	194	22,995	(131)	197	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	11	1,698	(52)	26	0

				$(193)	$233	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2022	54	$(8,419)	$230	$0	$(204)

Total Futures Contracts				$37	$233	$(204)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.844%	$100	$0	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
iTraxx Asia Ex-Japan 37 5-Year Index	1.000%	Quarterly	06/20/2027	$600	$(2)	$(9)	$(11)	$0	$(2)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.863%	Maturity	01/02/2023	BRL	32,300	$(22)	$(296)	$(318)	$1	$0
Receive	1-Year BRL-CDI	11.970	Maturity	01/02/2024		16,800	0	52	52	0	(5)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$	5,700	334	(746)	(412)	33	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		400	3	(39)	(36)	3	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		200	3	(25)	(22)	1	0
Receive	3-Month ZAR-JIBAR	5.950	Quarterly	11/30/2024	ZAR	29,000	0	58	58	0	(1)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	800	72	82	154	0	(14)
Pay	28-Day MXN-TIIE	6.100	Lunar	02/26/2025	MXN	43,600	87	(254)	(167)	5	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/28/2025		23,200	46	(135)	(89)	3	0
Receive	28-Day MXN-TIIE	5.470	Lunar	04/21/2025		11,300	(9)	63	54	0	(1)
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		44,500	(48)	252	204	0	(5)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		11,200	(10)	63	53	0	(1)
Receive	28-Day MXN-TIIE	5.530	Lunar	04/24/2025		2,300	(2)	13	11	0	0

							$454	$(912)	$(458)	$46	$(27)

Total Swap Agreements							$452	$(921)	$(469)	$46	$(29)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$233	$46	$279	$0	$(204)	$(29)	$(233)

Cash of $1,340 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022		$627	PEN	2,424	$11	$(6)
	07/2022	ZAR	11,188		$741	55	0
	08/2022	PEN	123		32	0	0
	09/2022		5,092		1,209	0	(109)
	09/2022	TRY	2,056		101	0	(15)

BPS	07/2022	BRL	6,696		1,278	0	(1)
	07/2022	GBP	113		142	5	0
	07/2022		$1,292	BRL	6,696	0	(12)
	07/2022		9,887	EUR	9,399	0	(37)
	08/2022	BRL	1,651		$313	0	0
	08/2022	EUR	8,795		9,268	34	0
	08/2022	GBP	113		137	0	0
	08/2022		$303	PEN	1,152	0	(3)
	12/2022	TRY	2,343		$101	0	(18)

CBK	07/2022	BRL	3,893		743	0	(1)
	07/2022		$801	BRL	3,894	0	(57)
	07/2022		146	EUR	137	0	(3)
	08/2022	PEN	1,453		$382	4	0
	08/2022		$1	COP	5,452	0	0
	08/2022		730	PEN	2,779	0	(7)
	09/2022		44	MXN	900	0	0
	09/2022		1,253	PEN	4,831	1	0
	12/2022	PEN	5,699		$1,382	0	(85)
	03/2023		1,238		321	4	0
	05/2023		372		94	0	(1)

DUB	07/2022		$11	PLN	47	0	0
	12/2022	ZAR	2,582		$164	8	0

GLM	10/2022		12,778		811	33	0

HUS	07/2022	EUR	274		289	2	0
	07/2022		$106	EUR	100	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2022	EUR	105		$110	$0	$(1)

JPM	07/2022	BRL	1,651		315	0	0
	07/2022		$315	BRL	1,651	0	0

MYI	07/2022	BRL	8,939		$1,761	53	0
	07/2022		$1,707	BRL	8,939	1	0
	08/2022	TRY	6,885		$399	0	(1)
	08/2022		$1,242	BRL	6,455	0	(19)

SCX	07/2022	ZAR	3,440		$227	16	0
	08/2022		$222	PEN	856	1	0
	09/2022	ZAR	2,354		$152	9	0

SOG	07/2022	EUR	9,209		9,898	247	0

UAG	09/2022	MXN	6,414		322	7	0
	10/2022	TRY	11,061		656	60	0

Total Forward Foreign Currency Contracts						$551	$(377)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2025	8.791%	$400	$34	$51	$85	$0

CBK	Turkey Government International Bond	(1.000)	Quarterly	12/20/2025	8.791	300	25	39	64	0

DUB	Turkey Government International Bond	(1.000)	Quarterly	12/20/2025	8.791	600	60	68	128	0

GST	South Korea Government International Bond	(1.000)	Quarterly	06/20/2027	0.532	1,200	(42)	16	0	(26)

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.965	100	0	0	0	0

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.965	200	0	(1)	0	(1)
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2025	8.791	800	77	93	170	0

							$154	$266	$447	$(27)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2031	3.683%	$300	$(44)	$(10)	$0	$(54)
	Chile Government International Bond	1.000	Quarterly	12/20/2025	0.857	1,000	25	(20)	5	0
	Chile Government International Bond	1.000	Quarterly	12/20/2026	1.039	100	1	(1)	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2025	2.334	800	(21)	(13)	0	(34)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.045	1,400	0	(1)	0	(1)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.483	1,500	20	(5)	15	0

BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.642	300	0	(8)	0	(8)
	Peru Government International Bond	1.000	Quarterly	06/20/2026	1.037	600	4	(5)	0	(1)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	30.251	450	(67)	(72)	0	(139)
	Chile Government International Bond	1.000	Quarterly	06/20/2026	0.926	1,000	17	(14)	3	0
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.609	100	1	0	1	0
	Russia Government International Bond	1.000	Quarterly	12/20/2031	N/A	300	(31)	(194)	0	(225)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.527	500	5	1	6	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.849	200	(1)	(1)	0	(2)

CBK	Peru Government International Bond	1.000	Quarterly	12/20/2025	0.943	800	9	(7)	2	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.527	1,900	(64)	86	22	0

DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.636	500	(4)	3	0	(1)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2031	3.683	100	(15)	(3)	0	(18)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2027	1.429	7,600	18	(162)	0	(144)
	Malaysia Government International Bond	1.000	Quarterly	06/20/2027	1.040	1,300	6	(8)	0	(2)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.183	100	(1)	1	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2027	1.751%	$400	$(2)	$(11)	$0	$(13)
	Peru Government International Bond	1.000	Quarterly	06/20/2026	1.037	1,500	7	(9)	0	(2)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.527	300	3	1	4	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2022	8.480	800	(36)	9	0	(27)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.965	400	(6)	6	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.045	100	(1)	1	0	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.483	900	10	(1)	9	0

JPM	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.215	400	9	(3)	6	0
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	1.448	500	(12)	10	0	(2)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.075	500	(8)	0	0	(8)
	State Oil Company of Azerb	1.000	Quarterly	12/20/2023	3.275	300	(10)	1	0	(9)
	State Oil Company of Azerb	5.000	Quarterly	06/20/2026	6.225	100	1	(5)	0	(4)

MYC	Chile Government International Bond	1.000	Quarterly	12/20/2026	1.039	700	4	(5)	0	(1)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.045	100	0	0	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.183	100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.751	500	(2)	(15)	0	(17)
	Peru Government International Bond	1.000	Quarterly	06/20/2026	1.037	1,800	3	(5)	0	(2)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.483	1,400	8	6	14	0

							$(175)	$(452)	$87	$(714)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Montenegro Equity Market Index «	1.000%	Quarterly	06/20/2023	EUR	100	$(8)	$5	$0	$(3)

Total Swap Agreements							$(29)	$(181)	$534	$(744)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$66	$0	$105	$171	$(130)	$0	$(92)	$(222)	$(51)	$0	$(51)
BPS	39	0	0	39	(71)	0	(9)	(80)	(41)	0	(41)
BRC	0	0	10	10	0	0	(366)	(366)	(356)	357	1
CBK	9	0	88	97	(154)	0	0	(154)	(57)	0	(57)
DUB	8	0	128	136	0	0	(1)	(1)	135	0	135
GLM	33	0	0	33	0	0	0	0	33	0	33
GST	0	0	4	4	0	0	(232)	(232)	(228)	0	(228)
HUS	2	0	9	11	(2)	0	0	(2)	9	0	9
JPM	0	0	176	176	0	0	(24)	(24)	152	0	152
MYC	0	0	14	14	0	0	(20)	(20)	(6)	(20)	(26)
MYI	54	0	0	54	(20)	0	0	(20)	34	(70)	(36)
SCX	26	0	0	26	0	0	0	0	26	(20)	6
SOG	247	0	0	247	0	0	0	0	247	(290)	(43)
UAG	67	0	0	67	0	0	0	0	67	0	67

Total Over the Counter	$551	$0	$534	$1,085	$(377)	$0	$(744)	$(1,121)

(l)

Securities with an aggregate market value of $357 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Under certain circumstances, implied credit spreads may not be applicable when the reference obligation or underlying security is distressed or in default (identified as “N/A”) and, as such, the market value would serve as the indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$233	$233
Swap Agreements	0	0	0	0	46	46

	$0	$0	$0	$0	$279	$279

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$551	$0	$551
Swap Agreements	0	534	0	0	0	534

	$0	$534	$0	$551	$0	$1,085

	$0	$534	$0	$551	$279	$1,364

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$204	$204
Swap Agreements	0	2	0	0	27	29

	$0	$2	$0	$0	$231	$233

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$377	$0	$377
Swap Agreements	0	744	0	0	0	744

	$0	$744	$0	$377	$0	$1,121

	$0	$746	$0	$377	$231	$1,354

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(605)	$(605)
Swap Agreements	0	(4)	0	0	168	164

	$0	$(4)	$0	$0	$(437)	$(441)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,254	$0	$1,254
Swap Agreements	0	(425)	0	0	0	(425)

	$0	$(425)	$0	$1,254	$0	$829

	$0	$(429)	$0	$1,254	$(437)	$388

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(168)	$(168)
Swap Agreements	0	(27)	0	0	(415)	(442)

	$0	$(27)	$0	$0	$(583)	$(610)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$88	$0	$88
Swap Agreements	0	(528)	0	0	0	(528)

	$0	$(528)	$0	$88	$0	$(440)

	$0	$(555)	$0	$88	$(583)	$(1,050)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Albania
Sovereign Issues	$0	$312	$0	$312
Angola
Sovereign Issues	0	833	0	833
Argentina
Sovereign Issues	0	3,594	0	3,594
Armenia
Sovereign Issues	0	572	0	572
Azerbaijan
Corporate Bonds & Notes	0	1,378	0	1,378
Sovereign Issues	0	358	0	358
Bahamas
Sovereign Issues	0	711	0	711
Bahrain
Sovereign Issues	0	1,414	0	1,414
Belarus
Sovereign Issues	0	30	0	30
Bermuda
Corporate Bonds & Notes	0	340	0	340
Brazil
Corporate Bonds & Notes	0	4,049	836	4,885
Sovereign Issues	0	1,397	0	1,397
Cameroon
Sovereign Issues	0	312	0	312
Cayman Islands
Corporate Bonds & Notes	0	4,905	0	4,905
Chile
Corporate Bonds & Notes	0	3,067	0	3,067
Sovereign Issues	0	3,898	0	3,898
China
Corporate Bonds & Notes	0	142	0	142
Colombia
Corporate Bonds & Notes	0	1,295	0	1,295
Sovereign Issues	0	4,616	0	4,616
Costa Rica
Sovereign Issues	0	700	0	700

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Dominican Republic
Sovereign Issues	$0	$3,943	$0	$3,943
Ecuador
Sovereign Issues	0	1,911	0	1,911
Egypt
Sovereign Issues	0	3,105	0	3,105
El Salvador
Sovereign Issues	0	312	0	312
Ethiopia
Sovereign Issues	0	114	0	114
Germany
Corporate Bonds & Notes	0	699	0	699
Ghana
Sovereign Issues	0	1,964	0	1,964
Guatemala
Sovereign Issues	0	1,064	0	1,064
Hong Kong
Corporate Bonds & Notes	0	1,363	0	1,363
Sovereign Issues	0	145	0	145
Hungary
Sovereign Issues	0	1,193	0	1,193
India
Corporate Bonds & Notes	0	1,602	0	1,602
Sovereign Issues	0	913	0	913
Indonesia
Corporate Bonds & Notes	0	8,549	0	8,549
Sovereign Issues	0	2,702	0	2,702
Ireland
Corporate Bonds & Notes	0	657	0	657
Israel
Corporate Bonds & Notes	0	1,077	0	1,077
Ivory Coast
Sovereign Issues	0	2,099	0	2,099
Jamaica
Corporate Bonds & Notes	0	170	0	170
Jersey, Channel Islands
Corporate Bonds & Notes	0	986	0	986

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Schedule of Investments	PIMCO Emerging Markets Bond Portfolio	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Jordan
Sovereign Issues	$0	$1,734	$0	$1,734
Kazakhstan
Corporate Bonds & Notes	0	3,664	0	3,664
Sovereign Issues	0	167	0	167
Kenya
Sovereign Issues	0	703	0	703
Lebanon
Sovereign Issues	0	38	0	38
Luxembourg
Corporate Bonds & Notes	0	1,350	257	1,607
Malaysia
Corporate Bonds & Notes	0	1,863	0	1,863
Mauritius
Corporate Bonds & Notes	0	447	0	447
Mexico
Corporate Bonds & Notes	0	9,835	0	9,835
Sovereign Issues	0	3,160	0	3,160
Mongolia
Sovereign Issues	0	859	0	859
Morocco
Corporate Bonds & Notes	0	636	0	636
Sovereign Issues	0	1,478	0	1,478
Namibia
Sovereign Issues	0	267	0	267
Netherlands
Corporate Bonds & Notes	0	2,675	0	2,675
Nigeria
Corporate Bonds & Notes	0	509	0	509
Loan Participations and Assignments	0	870	0	870
Sovereign Issues	0	3,549	0	3,549
Oman
Corporate Bonds & Notes	0	198	0	198
Sovereign Issues	0	3,702	0	3,702
Pakistan
Corporate Bonds & Notes	0	188	0	188
Sovereign Issues	0	828	0	828
Panama
Corporate Bonds & Notes	0	763	0	763
Sovereign Issues	0	2,818	0	2,818
Paraguay
Sovereign Issues	0	531	0	531
Peru
Corporate Bonds & Notes	0	1,546	0	1,546
Sovereign Issues	0	1,177	0	1,177
Philippines
Corporate Bonds & Notes	0	967	0	967
Sovereign Issues	0	1,471	0	1,471
Qatar
Corporate Bonds & Notes	0	1,863	0	1,863
Sovereign Issues	0	1,814	0	1,814
Romania
Sovereign Issues	0	2,450	0	2,450
Russia
Sovereign Issues	0	789	0	789
Rwanda
Sovereign Issues	0	157	0	157
Saudi Arabia
Corporate Bonds & Notes	0	1,140	0	1,140
Sovereign Issues	0	4,501	0	4,501
Senegal
Sovereign Issues	0	577	0	577
Serbia
Sovereign Issues	0	330	0	330
Singapore
Corporate Bonds & Notes	0	1,253	0	1,253
South Africa
Corporate Bonds & Notes	0	2,879	1,466	4,345
Loan Participations and Assignments	0	0	939	939
Sovereign Issues	0	3,159	0	3,159
South Korea
Corporate Bonds & Notes	0	808	0	808
Sri Lanka
Sovereign Issues	0	968	0	968

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Supranational
Corporate Bonds & Notes	$0	$531	$0	$531
Switzerland
Corporate Bonds & Notes	0	512	0	512
Thailand
Corporate Bonds & Notes	0	321	0	321
Turkey
Corporate Bonds & Notes	0	566	0	566
Loan Participations and Assignments	0	990	0	990
Sovereign Issues	0	8,708	0	8,708
Ukraine
Corporate Bonds & Notes	0	200	0	200
Sovereign Issues	0	1,072	0	1,072
United Arab Emirates
Corporate Bonds & Notes	0	1,842	0	1,842
Sovereign Issues	0	860	0	860
United Kingdom
Corporate Bonds & Notes	0	403	0	403
United States
Asset-Backed Securities	0	3,402	0	3,402
Common Stocks	0	0	43	43
Corporate Bonds & Notes	0	3,001	0	3,001
Non-Agency Mortgage-Backed Securities	0	1,601	0	1,601
U.S. Government Agencies	0	992	0	992
U.S. Treasury Obligations	0	5,837	0	5,837
Uruguay
Sovereign Issues	0	504	0	504
Uzbekistan
Sovereign Issues	0	284	0	284
Venezuela
Corporate Bonds & Notes	0	579	0	579
Sovereign Issues	0	878	0	878
Virgin Islands (British)
Corporate Bonds & Notes	0	970	0	970
Zambia
Sovereign Issues	0	350	0	350
Short-Term Instruments
Repurchase Agreements	0	918	0	918

	$0	$174,493	$3,541	$178,034

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,886	$0	$0	$12,886

	$12,886	$0	$0	$12,886

Total Investments	$12,886	$174,493	$3,541	$190,920

Short Sales, at Value - Liabilities
United States
U.S. Treasury Obligations	$0	$(1,826)	$0	$(1,826)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	279	0	279
Over the counter	0	1,085	0	1,085

	$0	$1,364	$0	$1,364

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(204)	(29)	0	(233)
Over the counter	0	(1,118)	(3)	(1,121)

	$(204)	$(1,147)	$(3)	$(1,354)

Total Financial Derivative Instruments	$(204)	$217	$(3)	$10

Totals	$12,682	$172,884	$3,538	$189,104

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 12/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$688	$260	$0	$3	$0	$(115)	$0	$0	$836	$(175)
Luxembourg
Corporate Bonds & Notes	0	257	0	1	0	(1)	0	0	257	(1)
South Africa
Corporate Bonds & Notes	1,521	0	0	0	0	(55)	0	0	1,466	(55)
Loan Participations and Assignments	1,077	0	(165)	22	0	5	0	0	939	28
Tanzania
Loan Participations and Assignments	114	0	(114)	0	0	0	0	0	0	0
Turkey
Loan Participations and Assignments	1,121	0	0	1	0	(132)	0	(990)	0	0
United States
Common Stocks	0	43	0	0	0	0	0	0	43	0

	$4,521	$560	$(279)	$27	$0	$(298)	$0	$(990)	$3,541	$(203)

Financial Derivative Instruments - Liabilities
Over the counter	$(5)	$0	$0	$0	$0	$2	$0	$0	$(3)	$0

Totals	$4,516	$560	$(279)	$27	$0	$(296)	$0	$(990)	$3,538	$(203)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$836	Reference Instrument	Weighted Average	BRL	42.864	—
Luxembourg
Corporate Bonds & Notes	257	Other Valuation Techniques(3)	—		—	—
South Africa
Corporate Bonds & Notes	1,466	Other Valuation Techniques(3)	—		—	—
Loan Participations and Assignments	939	Reference Instrument	Yield		6.366	—
United States
Common Stocks	43	Other Valuation Techniques(3)	—		—	—

Financial Derivative Instruments - Liabilities
Over the counter	(3)	Indicative Market Quotation	Broker Quote		(2.904)	—

Total	$3,538

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Portfolio	$11,266	$36,137	$(34,500)	$(125)	$108	$12,886	$37	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘cap,’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

below a specified rate, or ‘floor,’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk   is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk   is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk   is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk   is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk   The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets   Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk   Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines;

penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may

(or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$12,069	$8,971	$26,132	$36,918

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	408	$4,606	779	$10,030

Class M	3	33	4	58

Administrative Class	1,225	13,709	3,692	47,636

Advisor Class	250	2,814	1,087	14,151
Issued as reinvestment of distributions

Institutional Class	111	1,225	204	2,627

Class M	1	11	2	28

Administrative Class	237	2,622	507	6,526

Advisor Class	84	933	168	2,160
Cost of shares redeemed

Institutional Class	(394)	(4,437)	(295)	(3,839)

Class M	(4)	(48)	(17)	(225)

Administrative Class	(1,829)	(20,210)	(4,947)	(63,845)

Advisor Class	(400)	(4,507)	(877)	(11,296)

Net increase (decrease) resulting from Portfolio share transactions	(308)	$(3,249)	307	$4,011

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 48% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 29% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Notes to Financial Statements	(Cont.)	June 30, 2022	(Unaudited)

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$1,007

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$250,881	$2,658	$(64,913)	$(62,255)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MEI	Merrill Lynch International

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:

BRL	Brazilian Real	MXN	Mexican Peso	TRY	Turkish New Lira

COP	Colombian Peso	PEN	Peruvian New Sol	USD (or $)	United States Dollar

EUR	Euro	PLN	Polish Zloty	ZAR	South African Rand

GBP	British Pound

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

EUR003M	3 Month EUR Swap Rate	US0001M	ICE 1-Month USD LIBOR	US0006M	ICE 6-Month USD LIBOR

LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate	PIK	Payment-in-Kind

CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	TBA	To-Be-Announced

DAC	Designated Activity Company	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

EURIBOR	Euro Interbank Offered Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT04SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Global Bond Opportunities Portfolio (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which

4	PIMCO VARIABLE INSURANCE TRUST

regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Opportunities Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the

SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Bond Opportunities Portfolio (Unhedged)

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2022†§

United States	42.2%

Short-Term Instruments‡	17.4%

United Kingdom	7.4%

Cayman Islands	6.6%

France	3.6%

Japan	3.3%

Denmark	2.5%

Australia	2.4%

Ireland	2.1%

Germany	1.8%

Peru	1.6%

Switzerland	1.4%

Singapore	1.2%

Israel	1.1%

Spain	1.1%

Netherlands	1.0%

Other	3.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Opportunities Portfolio (Unhedged) Institutional Class	(10.93)%	(12.81)%	(0.14)%	0.11%	3.22%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	(10.99)%	(12.95)%	(0.29)%	(0.04)%	4.27%
PIMCO Global Bond Opportunities Portfolio (Unhedged) Advisor Class	(11.04)%	(13.03)%	(0.39)%	(0.14)%	2.89%
Bloomberg Global Aggregate (USD Unhedged) Index±	(13.91)%	(15.25)%	(0.55)%	0.11%	3.56%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/2001.

± Bloomberg Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.77% for Institutional Class shares, 0.92% for Administrative Class shares, and 1.02% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the U.K. contributed to performance, as yields rose.

»	Short exposure to agency mortgage-backed securities contributed to performance, as they underperformed like duration U.S. treasuries.

»	There were no other material contributors for this Portfolio.

»	Long exposure to the Japanese yen detracted from performance, as the yen depreciated relative to the U.S. dollar.

»	Long exposure to duration in aggregate across Europe, including the eurozone, Denmark, and Switzerland, detracted from performance, as yields rose broadly across European markets.

»	Long exposure to euro currency detracted from performance, as the euro depreciated relative to the U.S. dollar.

»	Long exposure to duration in the U.S. detracted from performance, as yields rose.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example	PIMCO Global Bond Opportunities Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$890.70	$3.66	$1,000.00	$1,020.65	$3.91	0.79%
Administrative Class	1,000.00	890.10	4.36	1,000.00	1,019.91	4.66	0.94
Advisor Class	1,000.00	889.60	4.82	1,000.00	1,019.42	5.15	1.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Global Bond Opportunities Portfolio (Unhedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2022 - 06/30/2022+	$10.94	$0.10	$(1.29)	$(1.19)	$(0.08)	$(0.14)	$0.00	$(0.22)

12/31/2021	12.19	0.23	(0.69)	(0.46)	(0.61)	(0.18)	0.00	(0.79)

12/31/2020	11.35	0.21	0.93	1.14	(0.30)	0.00	0.00	(0.30)

12/31/2019	10.96	0.27	0.41	0.68	(0.29)	0.00	0.00	(0.29)

12/31/2018	12.29	0.27	(0.77)	(0.50)	(0.76)	(0.03)	(0.04)	(0.83)

12/31/2017	11.54	0.21	0.80	1.01	(0.26)	0.00	0.00	(0.26)
Administrative Class

01/01/2022 - 06/30/2022+	10.94	0.09	(1.29)	(1.20)	(0.07)	(0.14)	0.00	(0.21)

12/31/2021	12.19	0.21	(0.69)	(0.48)	(0.59)	(0.18)	0.00	(0.77)

12/31/2020	11.35	0.20	0.92	1.12	(0.28)	0.00	0.00	(0.28)

12/31/2019	10.96	0.26	0.40	0.66	(0.27)	0.00	0.00	(0.27)

12/31/2018	12.29	0.25	(0.77)	(0.52)	(0.74)	(0.03)	(0.04)	(0.81)

12/31/2017	11.54	0.19	0.80	0.99	(0.24)	0.00	0.00	(0.24)
Advisor Class

01/01/2022 - 06/30/2022+	10.94	0.08	(1.29)	(1.21)	(0.06)	(0.14)	0.00	(0.20)

12/31/2021	12.19	0.21	(0.70)	(0.49)	(0.58)	(0.18)	0.00	(0.76)

12/31/2020	11.35	0.19	0.92	1.11	(0.27)	0.00	0.00	(0.27)

12/31/2019	10.96	0.25	0.40	0.65	(0.26)	0.00	0.00	(0.26)

12/31/2018	12.29	0.24	(0.77)	(0.53)	(0.73)	(0.03)	(0.04)	(0.80)

12/31/2017	11.54	0.18	0.80	0.98	(0.23)	0.00	0.00	(0.23)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.53	(10.93)%	$9,669	0.79	%*	0.79	%*	0.75	%*	0.75	%*	1.89	%*	212%

10.94	(4.01)	10,553	0.77		0.77		0.75		0.75		2.01		408

12.19	10.28	11,120	0.78		0.78		0.75		0.75		1.87		634

11.35	6.28	9,625	0.88		0.88		0.75		0.75		2.46		382

10.96	(4.05)	9,561	0.84		0.84		0.75		0.75		2.27		255

12.29	8.79	10,067	0.81		0.81		0.75		0.75		1.73		339

9.53	(10.99)	84,745	0.94	*	0.94	*	0.90	*	0.90	*	1.73	*	212

10.94	(4.16)	99,746	0.92		0.92		0.90		0.90		1.80		408

12.19	10.12	152,386	0.93		0.93		0.90		0.90		1.73		634

11.35	6.12	159,222	1.03		1.03		0.90		0.90		2.31		382

10.96	(4.19)	166,921	0.99		0.99		0.90		0.90		2.12		255

12.29	8.63	198,189	0.96		0.96		0.90		0.90		1.58		339

9.53	(11.04)	22,938	1.04	*	1.04	*	1.00	*	1.00	*	1.64	*	212

10.94	(4.25)	25,954	1.02		1.02		1.00		1.00		1.79		408

12.19	10.01	23,451	1.03		1.03		1.00		1.00		1.63		634

11.35	6.02	23,386	1.13		1.13		1.00		1.00		2.21		382

10.96	(4.29)	23,856	1.09		1.09		1.00		1.00		2.01		255

12.29	8.52	29,267	1.06		1.06		1.00		1.00		1.47		339

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Global Bond Opportunities Portfolio (Unhedged)	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$128,732
Investments in Affiliates	7,989
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,225
Over the counter	1,966
Deposits with counterparty	4,373
Foreign currency, at value	875
Receivable for investments sold	3,468
Receivable for investments sold on a delayed-delivery basis	26
Receivable for TBA investments sold	63,917
Receivable for Portfolio shares sold	7
Interest and/or dividends receivable	602
Dividends receivable from Affiliates	7
Total Assets	213,187

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,335
Payable for short sales	24,239
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,332
Over the counter	1,969
Payable for investments purchased	3,143
Payable for investments in Affiliates purchased	7
Payable for TBA investments purchased	60,201
Deposits from counterparty	1,391
Payable for Portfolio shares redeemed	127
Overdraft due to custodian	2
Accrued investment advisory fees	24
Accrued supervisory and administrative fees	49
Accrued distribution fees	5
Accrued servicing fees	11
Total Liabilities	95,835

Net Assets	$117,352

Net Assets Consist of:

Paid in capital	$135,581
Distributable earnings (accumulated loss)	(18,229)

Net Assets	$117,352

Net Assets:

Institutional Class	$9,669
Administrative Class	84,745
Advisor Class	22,938

Shares Issued and Outstanding:

Institutional Class	1,014
Administrative Class	8,890
Advisor Class	2,406

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.53
Administrative Class	9.53
Advisor Class	9.53

Cost of investments in securities	$140,570
Cost of investments in Affiliates	$8,060
Cost of foreign currency held	$890
Proceeds received on short sales	$24,247
Cost or premiums of financial derivative instruments, net	$(3,746)

* Includes repurchase agreements of:	$1,050

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Global Bond Opportunities Portfolio (Unhedged)

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$1,634
Dividends	5
Dividends from Investments in Affiliates	38
Total Income	1,677

Expenses:

Investment advisory fees	157
Supervisory and administrative fees	313
Distribution and/or servicing fees - Administrative Class	68
Distribution and/or servicing fees - Advisor Class	30
Trustee fees	2
Interest expense	27
Total Expenses	597

Net Investment Income (Loss)	1,080

Net Realized Gain (Loss):

Investments in securities	(281)
Investments in Affiliates	(31)
Exchange-traded or centrally cleared financial derivative instruments	1,067
Over the counter financial derivative instruments	(2,183)
Foreign currency	(189)

Net Realized Gain (Loss)	(1,617)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(14,869)
Investments in Affiliates	(52)
Exchange-traded or centrally cleared financial derivative instruments	(110)
Over the counter financial derivative instruments	539
Foreign currency assets and liabilities	240

Net Change in Unrealized Appreciation (Depreciation)	(14,252)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,789)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Global Bond Opportunities Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,080	$2,968
Net realized gain (loss)	(1,617)	5,660
Net change in unrealized appreciation (depreciation)	(14,252)	(15,660)

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,789)	(7,032)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(218)	(777)
Administrative Class	(1,890)	(9,689)
Advisor Class	(496)	(1,545)

Total Distributions(a)	(2,604)	(12,011)

Portfolio Share Transaction:

Net increase (decrease) resulting from Portfolio share transactions*	(1,508)	(31,661)

Total Increase (Decrease) in Net Assets	(18,901)	(50,704)

Net Assets:

Beginning of period	136,253	186,957
End of period	$117,352	$136,253

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.7%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$68	$14
1.125% due 07/09/2035 þ		44	9

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	620	2

Total Argentina (Cost $53)			25

AUSTRALIA 2.8%

CORPORATE BONDS & NOTES 0.5%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$600	601

SOVEREIGN ISSUES 2.3%

Australia Government International Bond
0.500% due 09/21/2026	AUD	2,200	1,352
1.000% due 11/21/2031		300	164
1.750% due 06/21/2051		50	22
2.500% due 05/21/2030		400	256
4.500% due 04/21/2033		200	148

Queensland Treasury Corp.
4.250% due 07/21/2023		800	560

South Australia Government Financing Authority
1.750% due 05/24/2032		200	110

Treasury Corp. of Victoria
4.250% due 12/20/2032		100	69

			2,681

Total Australia (Cost $3,857)			3,282

BRAZIL 0.3%

CORPORATE BONDS & NOTES 0.3%

Banco Bradesco SA
2.850% due 01/27/2023		$300	299

Total Brazil (Cost $300)			299

CANADA 0.5%

CORPORATE BONDS & NOTES 0.3%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$82	75

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	291

			366

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	110	84

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		130	102

Total Canada (Cost $645)			552

CAYMAN ISLANDS 7.6%

ASSET-BACKED SECURITIES 7.0%

Apidos CLO
1.974% due 07/17/2030 •		$250	246

Arbor Realty Commercial Real Estate Notes Ltd.
2.229% due 01/15/2037 •		300	292

Ares CLO Ltd.
1.914% (US0003M + 0.870%) due 01/15/2029 ~		359	354

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bain Capital Credit CLO Ltd.
2.033% due 07/20/2030 •		$300	$295

BDS Ltd.
2.962% due 12/16/2036 •		400	384

Birch Grove CLO Ltd.
2.959% due 06/15/2031 •		500	492

Carlyle Global Market Strategies CLO Ltd.
2.361% due 08/14/2030 •		250	246

Carlyle U.S. CLO Ltd.
2.063% (US0003M + 1.000%) due 04/20/2031 ~		300	295

CIFC Funding Ltd.
2.134% (US0003M + 0.950%) due 10/24/2030 ~		500	492

Gallatin CLO Ltd.
2.148% due 01/21/2028 •		168	167

Halseypoint Clo Ltd.
2.736% due 11/30/2032 •		300	295

KREF Ltd.
2.957% due 02/17/2039 •		300	291

LCM Ltd.
2.143% (US0003M + 1.080%) due 04/20/2031 ~		500	489

Marble Point CLO Ltd.
2.084% due 10/15/2030 •		400	394

MF1 Ltd.
2.142% (SOFR30A + 1.350%) due 02/19/2037 ~		300	289

Sound Point CLO Ltd.
2.084% (US0003M + 0.900%) due 01/23/2029 ~		363	357

Starwood Commercial Mortgage Trust
2.723% (US0001M + 1.200%) due 04/18/2038 ~		500	494

Starwood Mortgage Trust
2.129% due 11/15/2038 •		300	290

Stratus CLO Ltd.
2.013% due 12/29/2029 •		295	290

Symphony CLO Ltd.
1.988% (US0003M + 0.950%) due 07/14/2026 ~		72	71

TPG Real Estate Finance Issuer Ltd.
2.424% due 02/15/2039 •		300	292

Venture CLO Ltd.
1.924% due 04/15/2027 •		73	72
2.163% (US0003M + 1.100%) due 01/20/2029 ~		399	395
2.401% due 09/07/2030 •		500	493

Voya CLO Ltd.
1.994% due 04/17/2030 •		500	494

			8,269

CORPORATE BONDS & NOTES 0.5%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		282	230

SA Global Sukuk Ltd.
2.694% due 06/17/2031		200	176

Sands China Ltd.
5.125% due 08/08/2025		200	168

			574

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

MF1 Multifamily Housing Mortgage Loan Trust
2.298% due 07/15/2036 •		128	126

Total Cayman Islands (Cost $9,236)			8,969

DENMARK 2.9%

CORPORATE BONDS & NOTES 2.9%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	14,005	1,499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	125	$13
1.500% due 10/01/2053		894	101

Nykredit Realkredit AS
1.000% due 10/01/2050		13,064	1,431
1.500% due 10/01/2053		988	115

Realkredit Danmark AS
1.000% due 10/01/2050		2,459	272
1.500% due 10/01/2053		297	34

Total Denmark (Cost $4,711)			3,465

FRANCE 4.1%

CORPORATE BONDS & NOTES 0.9%

BNP Paribas SA
2.871% due 04/19/2032 •		$200	165

Dexia Credit Local SA
1.625% due 10/16/2024		400	387

Societe Generale SA
2.226% due 01/21/2026 •		200	187
2.797% due 01/19/2028 •		200	179
4.677% due 06/15/2027		200	199

			1,117

SOVEREIGN ISSUES 3.2%

France Government International Bond
0.750% due 05/25/2052	EUR	1,500	999
2.000% due 05/25/2048 (k)		1,500	1,438
3.250% due 05/25/2045 (k)		1,100	1,320

			3,757

Total France (Cost $6,121)			4,874

GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	200	188
1.750% due 11/19/2030 •		200	173
2.625% due 02/12/2026		300	303
3.035% due 05/28/2032 •(i)		$150	119
3.547% due 09/18/2031 •		200	168
3.729% due 01/14/2032 •(i)		200	150
3.950% due 02/27/2023		100	100
3.961% due 11/26/2025 •		200	193
5.882% due 07/08/2031 •		200	182

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		400	349

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	139
5.375% due 04/23/2024	NZD	500	319

Total Germany (Cost $2,901)			2,383

GUERNSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$29	29

Total Guernsey, Channel Islands (Cost $29)			29

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$200	198

Total India (Cost $200)			198

IRELAND 2.5%

ASSET-BACKED SECURITIES 2.0%

Accunia European CLO DAC
0.950% (EUR003M + 0.950%) due 07/15/2030 ~	EUR	224	232

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	400	$408

BlueMountain Fuji EUR CLO II DAC
0.650% due 07/15/2030 •		215	222

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		250	256

Harvest CLO DAC
1.040% due 07/15/2031		400	397

Jubilee CLO DAC
0.610% (EUR003M + 0.610%) due 04/15/2030 ~		250	259
0.650% due 04/15/2031 •		250	254

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •		300	308

			2,336

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
1.650% due 10/29/2024		$200	185

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Shamrock Residential DAC
0.338% (EUR001M + 0.850%) due 01/24/2061 ~	EUR	289	299

Total Ireland (Cost $3,236)			2,820

ISRAEL 1.3%

SOVEREIGN ISSUES 1.3%

Israel Government International Bond
0.750% due 07/31/2022	ILS	3,500	1,002
3.375% due 01/15/2050		$200	162
3.800% due 05/13/2060		200	167
4.125% due 01/17/2048		200	185

Total Israel (Cost $1,682)			1,516

ITALY 0.8%

CORPORATE BONDS & NOTES 0.8%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	300	297
3.625% due 09/24/2024		100	97

UniCredit SpA
7.830% due 12/04/2023		$500	518

Total Italy (Cost $981)			912

JAPAN 3.8%

CORPORATE BONDS & NOTES 1.1%

Mizuho Financial Group, Inc.
2.154% (US0003M + 0.630%) due 05/25/2024 ~		$200	198
2.721% due 07/16/2023 •		700	700

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		200	183
4.810% due 09/17/2030		300	267

			1,348

SOVEREIGN ISSUES 2.7%

Japan Bank for International Cooperation
1.750% due 10/17/2024		600	582

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		400	366

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	154,128	1,194
0.500% due 03/20/2049		100,000	627
0.700% due 06/20/2051		64,000	414

			3,183

Total Japan (Cost $5,342)			4,531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 1.2%

CORPORATE BONDS & NOTES 1.2%

Cooperatieve Rabobank UA
3.057% (US0003M + 0.860%) due 09/26/2023 ~		$500	$503

Enel Finance International NV
2.650% due 09/10/2024		200	194

ING Groep NV
3.285% (US0003M + 1.000%) due 10/02/2023 ~		700	702

Total Netherlands (Cost $1,400)			1,399

NORWAY 0.2%

SOVEREIGN ISSUES 0.2%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	300	187

Total Norway (Cost $218)			187

PERU 1.8%

SOVEREIGN ISSUES 1.8%

Peru Government International Bond
5.350% due 08/12/2040	PEN	300	59
5.940% due 02/12/2029		4,300	1,027
6.350% due 08/12/2028		3,500	862
8.200% due 08/12/2026		800	218

Total Peru (Cost $2,720)			2,166

QATAR 0.3%

CORPORATE BONDS & NOTES 0.3%

Qatar Energy
2.250% due 07/12/2031		$200	171
3.125% due 07/12/2041		200	157

Total Qatar (Cost $397)			328

ROMANIA 0.4%

SOVEREIGN ISSUES 0.4%

Romania Government International Bond
1.750% due 07/13/2030	EUR	200	150
2.000% due 04/14/2033		100	68
2.124% due 07/16/2031		100	74
2.750% due 04/14/2041		100	61
2.875% due 04/13/2042		100	62

Total Romania (Cost $703)			415

SAUDI ARABIA 0.3%

SOVEREIGN ISSUES 0.3%

Saudi Government International Bond
4.625% due 10/04/2047		$400	371

Total Saudi Arabia (Cost $474)			371

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	100	77
2.050% due 09/23/2036		100	62

Total Serbia (Cost $230)			139

SINGAPORE 1.4%

SOVEREIGN ISSUES 1.4%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	1,000	645
2.875% due 09/01/2030		1,400	1,003

Total Singapore (Cost $1,799)			1,648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 1.2%

CORPORATE BONDS & NOTES 0.3%

Banco Santander SA
1.849% due 03/25/2026		$200	$180
3.496% due 03/24/2025		200	196

			376

		SHARES
PREFERRED SECURITIES 0.3%

CaixaBank SA
5.875% due 10/09/2027 •(g)(h)		200,000	185
6.750% due 06/13/2024 •(g)(h)		200,000	202

			387

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.6%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	114

Spain Government International Bond
3.450% due 07/30/2066		550	600

			714

Total Spain (Cost $1,985)			1,477

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

European Investment Bank
0.500% due 07/21/2023	AUD	600	402

Total Supranational (Cost $509)			402

SWITZERLAND 1.6%

CORPORATE BONDS & NOTES 1.6%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$400	401

Credit Suisse Group AG
3.800% due 06/09/2023		600	595
5.250% due 02/11/2027 •(g)(h)		200	155

UBS AG
7.625% due 08/17/2022 (h)		750	752

Total Switzerland (Cost $1,972)			1,903

THAILAND 0.6%

SOVEREIGN ISSUES 0.6%

Thailand Government International Bond
1.585% due 12/17/2035	THB	26,900	617
2.000% due 06/17/2042		2,600	55
3.300% due 06/17/2038		1,000	27

Total Thailand (Cost $676)			699

UNITED KINGDOM 8.7%

CORPORATE BONDS & NOTES 4.0%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$500	505

Barclays PLC
3.505% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	250	174
3.917% (BBSW3M + 2.150%) due 06/26/2024 ~		500	352
4.338% due 05/16/2024 •		$400	400
7.875% due 09/15/2022 •(g)(h)	GBP	200	243

HSBC Holdings PLC
2.848% due 06/04/2031 •		$200	169
3.973% due 05/22/2030 •		100	92
4.041% due 03/13/2028 •		200	190

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	200	$234

Nationwide Building Society
1.700% due 02/13/2023		$500	496

Natwest Group PLC
2.500% due 03/22/2023	EUR	200	212
4.892% due 05/18/2029 •		$400	388

Standard Chartered PLC
1.822% due 11/23/2025 •		300	278
2.608% due 01/12/2028 •		200	179
2.678% due 06/29/2032 •		300	241

Tesco Property Finance PLC
5.801% due 10/13/2040	GBP	142	182

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	332

			4,667

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Avon Finance PLC
1.690% due 09/20/2048 •		224	272

Eurohome UK Mortgages PLC
1.739% (BP0003M + 0.150%) due 06/15/2044 ~		317	377

Eurosail PLC
2.540% (BP0003M + 0.950%) due 06/13/2045 ~		264	319

Hawksmoor Mortgages
1.703% due 05/25/2053 •		455	553

Residential Mortgage Securities PLC
2.040% due 06/20/2070 •		222	269

Ripon Mortgages PLC
1.351% due 08/28/2056 •		963	1,161

Stratton Mortgage Funding PLC
1.361% (SONIO/N + 0.900%) due 07/20/2060 ~		564	681

Towd Point Mortgage Funding
1.361% due 07/20/2045 •		599	728

Towd Point Mortgage Funding PLC
1.361% due 07/20/2045 •		300	364
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~		294	357

Trinity Square PLC
1.300% (SONIO/N + 0.850%) due 07/15/2059 ~		242	292

			5,373

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		760	135

Total United Kingdom (Cost $11,056)			10,175

		PRINCIPAL AMOUNT (000S)
UNITED STATES 49.3%

ASSET-BACKED SECURITIES 7.2%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$65	64

ACE Securities Corp. Home Equity Loan Trust
2.524% due 08/25/2035 •		500	489

Citigroup Mortgage Loan Trust, Inc.
2.614% due 07/25/2035 •		500	483

Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		499	490

Countrywide Asset-Backed Certificates
2.024% due 08/25/2034 •		75	71

Countrywide Asset-Backed Certificates Trust
1.844% (US0001M + 0.220%) due 06/25/2047 ~		726	697

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust, Inc.
2.364% (US0001M + 0.740%) due 08/25/2047 ~		$64	$61

Credit-Based Asset Servicing & Securitization Trust
1.684% (US0001M + 0.060%) due 11/25/2036 ~		14	7

Fortress Credit Investments Ltd.
2.753% due 02/23/2039 •		300	296

GSAMP Trust
2.124% due 05/25/2046 •		500	471

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		151	141

Morgan Stanley ABS Capital, Inc. Trust
1.734% due 03/25/2037 •		821	392
2.124% due 08/25/2036 •		1,898	1,055

New Century Home Equity Loan Trust
2.359% due 06/25/2035 •		89	89

NovaStar Mortgage Funding Trust
2.164% due 05/25/2036 •		500	469

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		455	177

Securitized Asset-Backed Receivables LLC Trust
1.674% due 12/25/2036 •		5	3

SMB Private Education Loan Trust
1.290% due 07/15/2053		222	201
1.830% due 02/16/2055 •		300	299
2.424% due 07/15/2053 •		55	55

Soundview Home Loan Trust
2.124% due 11/25/2036 •		525	495

Structured Asset Securities Corp. Mortgage Loan Trust
2.562% due 04/25/2035 •		3	3

Terwin Mortgage Trust
2.564% due 11/25/2033 •		9	8

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		277	258
2.710% due 01/25/2060 ~		237	228
2.900% due 10/25/2059 ~		955	928

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		500	489

Washington Mutual Asset-Backed Certificates Trust
1.684% due 10/25/2036 •		31	14

			8,433

CORPORATE BONDS & NOTES 5.7%

American Tower Corp.
3.800% due 08/15/2029		400	368

Bayer U.S. Finance LLC
2.839% (US0003M + 1.010%) due 12/15/2023 ~		300	298
4.250% due 12/15/2025		200	198

Boeing Co.
3.250% due 02/01/2028		200	179

British Airways Pass-Through Trust
3.350% due 12/15/2030		78	68

Broadcom, Inc.
3.137% due 11/15/2035		400	304

Campbell Soup Co.
3.650% due 03/15/2023		29	29

Charter Communications Operating LLC
6.384% due 10/23/2035		600	604

Citigroup, Inc.
3.290% due 03/17/2026 •(i)		200	194

Corebridge Financial, Inc.
3.500% due 04/04/2025		100	97

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	100	104

Ford Motor Credit Co. LLC
0.346% due 12/01/2024 •		100	98
2.300% due 02/10/2025		$200	180
2.748% due 06/14/2024	GBP	100	113

GA Global Funding Trust
2.250% due 01/06/2027		$150	134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLP Capital LP
5.300% due 01/15/2029		$200	$191

Goldman Sachs Group, Inc.
1.675% (SOFRRATE + 0.700%) due 01/24/2025 ~		500	489
3.000% due 03/15/2024		300	296

Helmerich & Payne, Inc.
2.900% due 09/29/2031		100	86

Hyatt Hotels Corp.
1.300% due 10/01/2023		100	97

JPMorgan Chase & Co.
4.080% due 04/26/2026 •		400	396

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	468

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		$400	400

Organon & Co.
4.125% due 04/30/2028		200	178

Pacific Gas & Electric Co.
3.500% due 06/15/2025		100	95
4.000% due 12/01/2046		100	70

Principal Life Global Funding
1.375% due 01/10/2025		100	93

Southern California Edison Co.
2.153% (SOFRINDX + 0.640%) due 04/03/2023 ~		100	100
2.343% (SOFRINDX + 0.830%) due 04/01/2024 ~		100	99

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		400	376

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		138	138

Wells Fargo & Co.
3.908% due 04/25/2026 •		100	98

			6,638

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
3.916% (LIBOR01M + 2.250%) due 03/15/2027 ~		226	208

MUNICIPAL BONDS & NOTES 0.1%

Louisiana Local Government Environmental Facilities & Community Development Authority System Restoration Bonds, Series 2022
4.145% due 02/01/2033		100	100

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.3%

Adjustable Rate Mortgage Trust
2.925% due 09/25/2035 ^~		4	3

American Home Mortgage Assets Trust
1.814% due 05/25/2046 ^•		118	99
1.834% due 10/25/2046 •		249	144

Banc of America Funding Trust
2.736% due 02/20/2036 ~		41	40
5.500% due 01/25/2036		38	38
12.358% due 10/20/2046 ^~		51	43

Bayview MSR Opportunity Master Fund Trust
3.000% due 11/25/2051 ~		277	248

BCAP LLC Trust
1.964% due 01/25/2037 ^•		110	99
5.250% due 04/26/2037		334	216

Bear Stearns Adjustable Rate Mortgage Trust
2.535% due 10/25/2033 ~		2	2
2.744% due 11/25/2034 ~		1	1
2.846% due 05/25/2034 ~		5	5
2.995% due 05/25/2034 ~		6	6
3.160% due 08/25/2033 ~		3	3
3.278% due 05/25/2047 ^~		80	75

Bear Stearns ALT-A Trust
2.890% due 11/25/2035 ^~		59	49
3.074% due 09/25/2035 ^~		55	36
3.497% due 08/25/2036 ^~		104	60

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Structured Products, Inc. Trust
2.999% due 12/26/2046 ^~	$43	$36

BX Commercial Mortgage Trust
2.054% due 10/15/2036 •	400	381

Chase Mortgage Finance Trust
3.718% due 07/25/2037 ~	11	10

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.804% due 07/25/2036 •	245	225

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	987	847
3.150% due 10/25/2035 ^•	129	127

Citigroup Mortgage Loan Trust, Inc.
3.790% due 09/25/2035 •	4	4

Countrywide Alternative Loan Trust
1.807% due 12/20/2046 ^•	180	151
1.822% due 07/20/2046 ^•	114	88
1.974% due 05/25/2037 ^•	34	13
2.032% (US0001M + 0.420%) due 03/20/2046 ~	58	45
2.184% due 02/25/2037 •	67	55
2.334% due 11/25/2035 •	13	11
2.810% due 11/25/2035 ^~	107	97
3.051% due 11/25/2035 •	13	12
5.250% due 06/25/2035 ^	8	7
6.000% due 04/25/2037 ^	40	21
6.250% due 08/25/2037 ^	19	12
6.500% due 06/25/2036 ^	93	54

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^•	152	145
2.084% due 05/25/2035 •	32	27
2.164% due 04/25/2046 •	905	289
2.204% due 04/25/2035 •	4	4
2.224% (US0001M + 0.600%) due 03/25/2035 ~	279	207
2.244% due 02/25/2035 •	254	230
2.264% due 03/25/2035 •	29	26
2.284% (US0001M + 0.660%) due 02/25/2035 ~	3	3
2.384% due 09/25/2034 •	2	2
2.552% due 05/25/2047 ~	54	47
2.711% due 11/25/2034 ~	5	5
5.500% due 10/25/2035	38	25

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	89	76
6.500% due 07/26/2036 ^	103	31

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.386% due 10/25/2036 ^þ	105	94

GCAT Trust
3.000% due 07/25/2043 ~	393	350

GreenPoint Mortgage Funding Trust
2.164% (US0001M + 0.540%) due 11/25/2045 ~	5	5

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	91	79
2.500% due 01/25/2052 ~	368	316
2.500% due 02/25/2052 ~	182	156

GSR Mortgage Loan Trust
2.880% (H15T1Y + 1.750%) due 03/25/2033 ~	1	1
2.938% due 09/25/2035 ~	35	34
3.037% due 06/25/2034 ~	1	1

HarborView Mortgage Loan Trust
1.326% due 12/19/2036 ^•	61	55

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	33	33

IndyMac INDX Mortgage Loan Trust
2.926% due 09/25/2035 ^~	86	76

JP Morgan Mortgage Trust
2.203% due 11/25/2033 ~	2	2
2.496% due 02/25/2035 ~	1	1
3.000% due 01/25/2052 ~	636	580
3.000% due 03/25/2052 ~	574	527
3.000% due 04/25/2052 ~	626	560
3.000% due 05/25/2052 ~	1,022	907
3.172% due 01/25/2037 ^~	74	66

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luminent Mortgage Trust
2.344% due 04/25/2036 •	$192	$165

Manhattan West Mortgage Trust
2.130% due 09/10/2039	400	352

MASTR Adjustable Rate Mortgages Trust
2.431% due 05/25/2034 ~	200	193

MASTR Alternative Loan Trust
2.024% due 03/25/2036 ^•	44	4

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.764% (US0001M + 0.440%) due 12/15/2030 ~	2	2

Merrill Lynch Mortgage Investors Trust
2.044% due 02/25/2036 •	30	28
2.079% due 02/25/2036 ~	6	6
2.277% due 02/25/2033 ~	3	3

Merrill Lynch Mortgage-Backed Securities Trust
2.731% due 04/25/2037 ^~	4	4

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	339	329
2.750% due 11/25/2059 ~	284	273

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.549% due 10/25/2035 ~	7	5

NYO Commercial Mortgage Trust
2.420% due 11/15/2038 •	400	383

OBX Trust
2.274% due 06/25/2057 •	102	100
2.500% due 10/25/2051 ~	369	316

One New York Plaza Trust
2.274% due 01/15/2036 •	500	485

PMT Loan Trust
2.500% due 07/25/2051 ~	365	313

Residential Accredit Loans, Inc. Trust
2.044% due 04/25/2046 •	117	37
6.000% due 12/25/2036 ^	145	127

Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	31	26

Structured Adjustable Rate Mortgage Loan Trust
2.513% due 04/25/2034 ~	4	4
2.543% due 02/25/2034 ~	3	3

Structured Asset Mortgage Investments Trust
1.844% due 09/25/2047 •	169	145
2.004% due 07/25/2046 ^•	194	151
2.044% due 05/25/2036 •	33	27
2.064% due 05/25/2036 •	184	158
2.095% due 07/19/2035 •	44	42
2.175% due 07/19/2034 •	1	1
2.184% (US0001M + 0.560%) due 02/25/2036 ^~	242	222
2.295% due 03/19/2034 •	2	2

Structured Asset Securities Corp.
1.904% due 01/25/2036 •	75	72

SunTrust Alternative Loan Trust
2.274% (US0001M + 0.650%) due 12/25/2035 ^~	198	170

UWM Mortgage Trust
2.500% due 11/25/2051 ~	474	408

WaMu Mortgage Pass-Through Certificates Trust
1.176% (12MTA + 0.700%) due 02/25/2047 ^~	152	135
1.723% due 07/25/2046 •	97	87
1.876% (12MTA + 1.400%) due 08/25/2042 ~	2	1
2.164% due 12/25/2045 •	14	13
2.244% (US0001M + 0.620%) due 01/25/2045 ~	2	2
2.264% (US0001M + 0.640%) due 01/25/2045 ~	2	2
2.462% due 03/25/2034 ~	8	8
2.550% due 01/25/2037 ^~	12	11
2.614% due 02/25/2033 ~	27	27
2.713% due 12/25/2036 ^~	2	2
2.831% due 09/25/2036 ~	36	32
3.196% due 12/25/2036 ^~	15	14
3.220% due 06/25/2033 ~	2	2
3.222% due 06/25/2037 ^~	28	25

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
1.416% (12MTA + 0.940%) due 07/25/2046 ^~		$33	$21

			13,261

		SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)		100,000	92

Bank of America Corp.
5.875% due 03/15/2028 •(g)		300,000	264

			356

		PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 20.1%

Fannie Mae
1.628% due 12/01/2034 •		$1	1
1.744% due 03/25/2034 •		1	1
1.774% due 08/25/2034 •		1	1
2.024% due 06/25/2036 •		8	8
2.430% due 11/01/2034 •		9	9
3.000% due 03/01/2060		216	203
3.500% due 01/01/2059		374	363
6.000% due 07/25/2044		10	11

Freddie Mac
1.150% due 01/15/2038 •		120	119
1.295% due 01/15/2038 ~(a)		120	7
1.676% due 10/25/2044 •		15	15
1.904% due 09/25/2031 •		7	7
2.929% due 04/01/2037 •		10	10
3.000% due 03/01/2045		183	175
6.000% due 04/15/2036		107	117

Ginnie Mae
3.000% due 07/20/2046		6	6
6.000% due 09/20/2038		2	2

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052		693	605
2.500% due 02/01/2051		252	227
3.000% due 08/01/2042 - 06/01/2051		622	582
3.500% due 10/01/2034 - 07/01/2050		416	406
4.000% due 06/01/2050		136	135

Uniform Mortgage-Backed Security, TBA
3.000% due 08/01/2052		2,500	2,327
3.500% due 08/01/2052		15,200	14,605
4.000% due 07/01/2052		3,700	3,650

			23,592

U.S. TREASURY OBLIGATIONS 4.4%

U.S. Treasury Bonds
1.375% due 11/15/2040 (o)		800	577
1.625% due 11/15/2050 (o)		200	141
1.875% due 02/15/2041 (o)		2,000	1,569

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028 (m)		469	466
1.750% due 01/15/2028 (m)		1,932	2,051
3.875% due 04/15/2029		281	340

			5,144

Total United States (Cost $60,473)			57,732

SHORT-TERM INSTRUMENTS 13.5%

REPURCHASE AGREEMENTS (j) 0.9%

			1,050

ARGENTINA TREASURY BILLS 0.1%
51.049% due 09/30/2022 (d)(e)	ARS	20,900	70

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 1.4%
0.661% due 11/02/2022 - 05/03/2023 (c)(d)	ILS	5,700	$1,618

JAPAN TREASURY BILLS 10.9%
(0.132)% due 07/04/2022 - 09/26/2022 (c)(d)	JPY	1,740,000	12,827

U.S. TREASURY BILLS 0.2%
0.865% due 07/26/2022 (d)(e)(o)		$271	271

Total Short-Term Instruments (Cost $16,664)			15,836

Total Investments in Securities (Cost $140,570)			128,732

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.8%

SHORT-TERM INSTRUMENTS 6.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.8%

PIMCO Short Asset Portfolio	384,451	$3,759

PIMCO Short-Term Floating NAV Portfolio III	435,892	4,230

Total Short-Term Instruments (Cost $8,060)		7,989

Total Investments in Affiliates (Cost $8,060)		7,989

Total Investments 116.5% (Cost $148,630)		$136,721

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $(3,746))		(110)

Other Assets and Liabilities, net (16.4)%		(19,259)

Net Assets 100.0%		$117,352

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.290%	03/17/2026	03/10/2022	$200	$194	0.16%
Deutsche Bank AG	3.035	05/28/2032	05/28/2021	150	119	0.10
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	200	150	0.13

				$550	$463	0.39%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$1,050	U.S. Treasury Notes 3.000% due 06/30/2024	$(1,071)	$1,050	$1,050

Total Repurchase Agreements						$(1,071)	$1,050	$1,050

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BRC	(0.570)%	02/14/2022	08/15/2022	EUR	(3,189)	$(3,335)

Total Reverse Repurchase Agreements						$(3,335)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (39.7)%
U.S. Government Agencies (39.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	07/01/2037	$2,000	$(1,873)	$(1,867)
Uniform Mortgage-Backed Security, TBA	2.000	08/01/2052	14,700	(12,746)	(12,747)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2052	10,600	(9,528)	(9,525)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2037	100	(100)	(100)

Total Short Sales (39.7)%				$(24,247)	$(24,239)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(3,335)	$0	$0	$(3,335)	$3,273	$(62)
FICC	1,050	0	0	0	1,050	(1,071)	(21)

Total Borrowings and Other Financing Transactions	$1,050	$(3,335)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(3,335)	$0	$(3,335)

Total Borrowings	$0	$0	$(3,335)	$0	$(3,335)

Payable for reverse repurchase agreements					$(3,335)

(k)	Securities with an aggregate market value of $2,758 and cash of $516 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(10,263) at a weighted average interest rate of 0.042%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	2	$5	$(2)	$(2)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	2	5	(1)	(2)

Total Written Options					$(3)	$(4)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	10	$2,421	$(14)	$5	$0
Australia Government 10-Year Bond September Futures	09/2022	5	410	(2)	3	0
Call Options Strike @ EUR 170.000 on Euro-OAT France Government 10-Year Bond September 2022 Futures (1)	08/2022	131	1	0	0	0
Call Options Strike @ EUR 190.000 on Euro-Bund 10-Year Bond September 2022 Futures (1)	08/2022	43	0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2022	72	8,082	48	51	0

				$32	$59	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2022	11	$(816)	$(1)	$0	$(4)
Euro-Bobl September Futures	09/2022	17	(2,212)	27	0	(35)
Euro-BTP Italy Government Bond September Futures	09/2022	23	(2,968)	(149)	0	(71)
Euro-Bund 10-Year Bond September Futures	09/2022	34	(5,301)	145	0	(143)
Euro-Buxl 30-Year Bond September Futures	09/2022	2	(343)	15	0	(15)
Euro-OAT France Government 10-Year Bond September Futures	09/2022	131	(19,018)	564	0	(361)
Japan Government 10-Year Bond September Futures	09/2022	8	(8,762)	4	1	(8)
U.S. Treasury 2-Year Note September Futures	09/2022	67	(14,071)	4	0	(38)
U.S. Treasury 10-Year Note September Futures	09/2022	13	(1,541)	6	0	(13)
U.S. Treasury 10-Year Ultra September Futures	09/2022	27	(3,439)	(34)	0	(36)
U.S. Treasury 30-Year Bond September Futures	09/2022	2	(277)	2	0	(3)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	4	(617)	13	0	(9)
United Kingdom Long Gilt September Futures	09/2022	48	(6,660)	239	0	(107)

				$835	$1	$(843)

Total Futures Contracts				$867	$60	$(843)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.697%	EUR 200	$(1)	$(7)	$(8)	$0	$(2)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.084	200	(24)	20	(4)	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.657	200	5	(2)	3	0	0
Stellantis NV	5.000	Quarterly	12/20/2026	2.172	300	65	(28)	37	0	(2)
Tesco PLC	1.000	Quarterly	06/20/2025	1.026	400	5	(5)	0	0	(1)

						$50	$(22)	$28	$0	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	1,287	$(123)	$133	$10	$2	$0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		1,200	(8)	27	19	1	0
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		1,500	(10)	44	34	0	0
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		3,100	43	38	81	1	0
iTraxx Europe Main 33 10-Year Index	(1.000)	Quarterly	06/20/2030	EUR	900	(7)	32	25	3	0

						$(105)	$274	$169	$7	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
iTraxx Crossover 37 5-Year Index	5.000%	Quarterly	06/20/2027	EUR 600	$31	$(50)	$(19)	$0	$(6)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026	300	1	(3)	(2)	0	(1)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027	500	1	(5)	(4)	0	(1)

					$33	$(58)	$(25)	$0	$(8)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	$6,300	$0	$2	$2	$0	$(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	1,400	0	0	0	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	4,400	1	1	2	0	(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	1,100	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	3,300	0	2	2	0	(1)

					$1	$5	$6	$0	$(5)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	6,650	$(8)	$(119)	$(127)	$3	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	1.250	Annual	10/28/2023		5,200	(7)	(96)	(103)	14	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2024		600	(25)	(8)	(33)	3	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		400	(32)	(15)	(47)	5	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		3,000	(385)	(143)	(528)	55	0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		700	152	117	269	0	(21)
Pay(7)	1-Day INR-MIBOR Compounded-OIS	5.750	Annual	03/15/2024	INR	851,600	(164)	20	(144)	12	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		182,920	126	(31)	95	0	(9)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		17,600	18	(6)	12	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/16/2024	JPY	380,000	1	2	3	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026		240,000	(2)	18	16	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		590,000	(11)	(75)	(86)	6	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	08/17/2031		60,000	(4)	(14)	(18)	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		100,000	1	28	29	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		480,000	9	247	256	0	(10)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		10,000	8	3	11	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		40,000	(4)	(15)	(19)	1	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SGD	6,600	64	32	96	0	(5)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	06/15/2027		1,300	(1)	3	2	2	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	06/15/2027		1,500	1	14	15	3	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		110	0	10	10	0	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.250	Semi-Annual	06/15/2032		100	(1)	(2)	(3)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	0.000	Annual	12/15/2022	$	5,700	(9)	(67)	(76)	2	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023		47,400	129	783	912	0	(62)
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024		2,600	0	40	40	0	(5)
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024		3,800	0	53	53	0	(8)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.850	Annual	04/21/2024		9,400	104	11	115	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		4,100	(64)	(133)	(197)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	2.400	Annual	06/21/2024		2,600	(4)	(25)	(29)	6	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	2.965	Annual	06/30/2024		2,100	0	(6)	(6)	5	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		4,100	0	(11)	(11)	9	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.004	Annual	06/30/2024		1,500	0	(3)	(3)	3	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.026	Annual	06/30/2024		2,800	0	(5)	(5)	6	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.486	Annual	06/30/2024		1,300	0	8	8	3	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.527	Annual	06/30/2024		1,300	0	9	9	3	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.531	Annual	06/30/2024		1,300	0	9	9	3	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		8,900	7	(51)	(44)	0	(46)
Receive(7)	1-Day USD-SOFR Compounded-OIS	3.059	Annual	11/30/2026		1,300	0	(11)	(11)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	1.621	Annual	04/18/2027		500	(2)	(23)	(25)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		11,700	506	463	969	0	(66)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		3,600	(132)	(40)	(172)	20	0
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027		800	(3)	(12)	(15)	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		100	0	8	8	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		400	(1)	(25)	(26)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		700	(2)	(33)	(35)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		800	(2)	(36)	(38)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	2.175	Annual	04/21/2029		600	(2)	(18)	(20)	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		200	10	12	22	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.488	Annual	08/15/2031		800	0	(81)	(81)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		5,500	(9)	(484)	(493)	42	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032		700	(3)	(53)	(56)	6	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	2.886	Annual	05/15/2032		4,600	(20)	49	29	39	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.005	Annual	05/15/2032		800	0	13	13	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		600	37	44	81	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		6,000	(449)	(94)	(543)	49	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		100	(9)	(14)	(23)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		600	(17)	(123)	(140)	5	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	3-Month CAD-Bank Bill	2.060%	Semi-Annual	10/28/2023	CAD	35,900	$2	$(445)	$(443)	$24	$0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		1,100	(9)	(40)	(49)	1	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		1,200	0	(110)	(110)	4	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		600	(31)	(55)	(86)	2	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		200	0	(28)	(28)	1	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	2,900	(11)	(181)	(192)	43	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		300	0	(11)	(11)	5	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		500	0	(18)	(18)	8	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		300	0	(11)	(11)	5	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		300	0	(12)	(12)	5	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		1,800	(4)	(67)	(71)	31	0
Receive	3-Month CNY-CNREPOFIX	2.500	Quarterly	06/15/2027	CNY	10,900	0	7	7	0	(2)
Receive(7)	3-Month CNY-CNREPOFIX	2.500	Quarterly	09/21/2027		10,900	7	4	11	0	(2)
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	06/15/2032	KRW	5,400	0	0	0	0	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	20,700	(7)	(149)	(156)	11	0
Pay(7)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024		9,900	(18)	1	(17)	7	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		1,000	0	(8)	(8)	3	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023	$	3,600	0	67	67	0	(3)
Receive(7)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		12,800	139	153	292	0	(17)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		300	(1)	13	12	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		2,900	(61)	127	66	0	(4)
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,150	0	115	115	0	(8)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		3,900	0	147	147	0	(10)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		400	(5)	35	30	0	(2)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		5,100	(54)	(637)	(691)	29	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		1,000	(48)	(92)	(140)	6	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		2,400	21	(239)	(218)	15	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		600	(1)	(47)	(48)	4	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		2,090	200	182	382	0	(15)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,100	33	(29)	4	0	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	1,000	(3)	(58)	(61)	2	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	06/16/2031		2,800	36	(392)	(356)	8	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024	EUR	3,400	(76)	(74)	(150)	15	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		300	(2)	(14)	(16)	4	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		400	(1)	(13)	(14)	5	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		200	(1)	(6)	(7)	3	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		13,800	(833)	(672)	(1,505)	182	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		21,550	(3,012)	(1,139)	(4,151)	373	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		100	(9)	32	23	0	(2)
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		100	0	40	40	0	(2)
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		4,800	536	1,172	1,708	0	(124)
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		100	0	46	46	0	(2)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	1,900	(12)	15	3	0	(1)
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		2,300	0	10	10	0	(1)
Pay	6-Month PLN-WIBOR	2.585	Annual	10/14/2029	PLN	1,200	0	(59)	(59)	5	0
Pay	UKRPI	3.740	Maturity	03/15/2031	GBP	300	0	(46)	(46)	1	0
Pay	UKRPI	3.700	Maturity	04/15/2031		700	(7)	(107)	(114)	2	0

							$(3,431)	$(2,469)	$(5,900)	$ 1,158	$(458)

Total Swap Agreements							$(3,452)	$(2,270)	$(5,722)	$ 1,165	$(476)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$60	$1,165	$1,225		$(4)	$(852)	$(476)	$(1,332)

(m)

Securities with an aggregate market value of $1,316 and cash of $3,857 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(9) for closed futures is outstanding at period end.

(n)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2022	EUR	482		$517	$10	$0
	08/2022	NZD	72		45	0	0

BOA	07/2022	CAD	122		95	0	0
	07/2022	DKK	940		141	8	0
	07/2022	JPY	490,000		4,027	416	0
	07/2022		$3,255	DKK	22,883	0	(31)
	07/2022		415	PEN	1,676	22	0
	07/2022		124	ZAR	1,900	0	(7)
	08/2022	DKK	21,894		$3,120	30	0
	08/2022	EUR	936		998	15	0
	08/2022	GBP	79		99	3	0
	08/2022	JPY	24,000		179	2	0
	08/2022		$201	EUR	188	0	(4)
	08/2022		519	GBP	420	0	(8)
	08/2022		1,369	MXN	27,782	4	0
	05/2023	CNH	3,273		$506	16	0

BPS	07/2022	CAD	101		80	2	0
	07/2022	CHF	132		135	0	(3)
	07/2022	DKK	1,290		183	1	0
	07/2022	PLN	23		5	0	0
	07/2022		$127	AUD	182	0	(2)
	07/2022		142	CAD	184	1	0
	07/2022		1,144	CHF	1,099	7	0
	07/2022		445	DKK	3,120	1	(6)
	07/2022		133	NZD	210	0	(1)
	08/2022	JPY	16,300		$122	1	0
	08/2022		$111	EUR	105	0	(1)
	08/2022		101	IDR	1,492,607	0	(2)
	08/2022		109	PEN	415	0	(1)
	08/2022		0	THB	6	0	0
	03/2023	CNH	955		$148	5	0

BRC	07/2022	JPY	200,000		1,634	159	0
	07/2022	NOK	18,402		1,877	9	0
	08/2022	GBP	91		112	1	0
	08/2022	JPY	340,000		2,654	144	0
	08/2022	SGD	377		273	2	0
	08/2022		$281	GBP	229	0	(2)
	08/2022		111	IDR	1,642,192	0	(1)
	08/2022		1,877	NOK	18,394	0	(9)

CBK	07/2022	AUD	35		$25	1	0
	07/2022	BRL	1,731		331	0	0
	07/2022	NZD	80		50	0	0
	07/2022		$356	BRL	1,731	0	(26)
	08/2022	GBP	160		$195	0	0
	08/2022	IDR	526,280		36	1	0
	08/2022	ILS	1,420		430	23	0
	08/2022	JPY	20,800		154	0	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2022	THB	1,243		$35	$0	$0
	08/2022		$155	GBP	128	1	0
	08/2022		627	JPY	81,200	0	(27)
	08/2022		37	KRW	46,011	0	(1)
	09/2022	PEN	866		$225	0	0
	11/2022		3,904		984	0	(24)
	11/2022		$455	PEN	1,807	11	0
	12/2022	PEN	1,296		$336	3	0
	12/2022		$14	PEN	58	1	0
	01/2023	ILS	800		$254	22	0
	02/2023		895		272	12	0
	03/2023	PEN	1,213		314	4	0
	04/2023	ILS	496		152	7	0
	05/2023	CNH	362		56	2	0
	05/2023	ILS	2,776		829	17	0

DUB	07/2022	DKK	6,961		1,031	50	0
	07/2022		$205	PLN	896	0	(6)
	07/2022		90	RON	423	0	(1)
	08/2022	GBP	2,271		$2,801	35	0
	08/2022	THB	3,766		108	2	0
	08/2022		$16,578	EUR	15,612	0	(170)
	08/2022		11,745	JPY	1,527,644	0	(456)
	12/2022		167	ZAR	2,624	0	(8)

GLM	07/2022	PEN	5,526		$1,475	33	0
	07/2022	PLN	18		4	0	0
	07/2022		$226	MXN	4,622	3	0
	08/2022	PEN	140		$37	1	0
	08/2022		$282	DKK	2,010	2	0
	08/2022		104	PEN	395	0	(1)
	09/2022	HKD	247		$32	0	0
	11/2022	ILS	400		129	14	0
	03/2023	CNH	2,493		386	13	0

HUS	07/2022	AUD	1,008		721	25	0
	07/2022	CHF	50		52	0	(1)
	07/2022	NZD	350		228	10	0
	07/2022		$450	AUD	654	1	0
	07/2022		225	CAD	284	0	(4)
	07/2022		104	DKK	695	0	(6)
	07/2022		510	SEK	4,980	0	(23)
	08/2022	AUD	654		$450	0	(1)
	08/2022	EUR	205		215	0	(1)
	08/2022	GBP	70		85	0	(1)
	08/2022		$71	CLP	59,465	0	(7)
	08/2022		997	CNH	6,697	3	0
	08/2022		251	DKK	1,770	0	(1)
	08/2022		930	EUR	864	0	(22)
	08/2022		346	IDR	5,066,527	0	(7)
	08/2022		39	PEN	147	0	(1)
	09/2022	JPY	670,000		$5,007	40	0
	05/2023		$1,320	CNH	8,861	6	0

IND	07/2022	CLP	286,546		$343	31	0
	08/2022		$434	CLP	367,865	0	(36)
	05/2023	CNH	5,213		$806	26	0

JPM	07/2022	MXN	9,228		454	0	(4)
	07/2022	PEN	136		37	2	0
	07/2022		$15	AUD	21	0	0
	07/2022		139	CZK	3,248	0	(1)
	08/2022	AUD	21		$15	0	0
	08/2022	IDR	7,015,096		473	4	0
	08/2022	ILS	2,130		659	48	0
	08/2022	JPY	470,000		3,654	181	0
	08/2022	SGD	3,022		2,199	23	0
	08/2022		$438	CNH	2,944	2	0
	08/2022		363	IDR	5,282,981	0	(10)
	08/2022		3,709	JPY	470,000	0	(236)
	08/2022		578	KRW	735,342	0	(7)
	08/2022		1,021	SGD	1,416	0	(2)
	04/2023	ILS	298		$91	4	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MBC	08/2022		$52	PEN	198	$0	$(1)

MYI	07/2022	BRL	1,731		$336	5	0
	07/2022	CAD	75		58	0	0
	07/2022	DKK	23,396		3,470	174	0
	07/2022		$331	BRL	1,731	0	0
	07/2022		625	DKK	4,395	0	(5)
	08/2022	DKK	4,387		$625	6	0
	08/2022	EUR	1,765		1,892	37	0
	08/2022	GBP	60		75	2	0
	08/2022	THB	9,186		267	6	0
	08/2022		$333	BRL	1,731	0	(5)
	08/2022		1,629	CNY	10,935	4	0
	08/2022		1,855	EUR	1,760	0	(6)
	08/2022		226	GBP	185	0	(1)
	08/2022		125	IDR	1,847,411	0	(2)
	08/2022		747	KRW	951,755	0	(8)
	09/2022	MYR	6,455		$1,465	2	0

RBC	08/2022	JPY	17,600		136	6	0
	08/2022		$21	JPY	2,600	0	(1)

SCX	07/2022	AUD	33		$24	1	0
	07/2022		$111	AUD	161	0	0
	07/2022		346	CLP	286,546	0	(33)
	07/2022		183	ILS	617	0	(6)
	07/2022		2,343	JPY	318,975	8	0
	08/2022	AUD	161		$111	0	0
	08/2022	EUR	145		153	1	0
	08/2022	JPY	318,458		2,343	0	(8)
	08/2022		$3,111	CAD	4,013	7	0
	08/2022		1,773	CNH	11,879	1	0
	08/2022		2,615	CNY	17,503	0	(1)
	08/2022		162	EUR	151	0	(3)
	08/2022		177	JPY	22,800	0	(8)
	09/2022		1,831	MYR	8,093	3	0
	09/2022		155	ZAR	2,393	0	(9)
	11/2022		119	COP	506,319	0	0

SOG	07/2022		143	DKK	1,015	0	0

TOR	07/2022		28	AUD	41	0	0
	07/2022		2,951	CAD	3,770	0	(23)
	08/2022	AUD	41		$28	0	0
	09/2022	JPY	40,000		300	3	0

UAG	07/2022		$67	DKK	475	0	(1)
	07/2022		1,952	NOK	18,407	0	(83)
	09/2022	MXN	16,704		$838	17	0

Total Forward Foreign Currency Contracts						$1,806	$(1,373)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	500	$ 14	$36

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR	97.000	05/23/2025	300	$23	$104

Total Purchased Options						$37	$140

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200%	07/20/2022	200	$ (1)	$0

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	200	0	0

BRC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	400	(2)	(1)

CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	100	0	0

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	08/17/2022	600	(1)	(1)

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.300	08/17/2022	100	0	0

JPM	Put - OTC CDX.HY-38 5-Year Index	Sell	95.000	08/17/2022	100	(1)	(2)
	Put - OTC iTraxx Crossover 37 5-Year Index	Sell	7.000	08/17/2022	100	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	200	(1)	(1)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	08/17/2022	200	(1)	0

						$ (8)	$(6)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	400	$ (1)	$(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	400	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310	01/11/2024	4,500	(14)	(38)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	08/19/2022	600	(5)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010	08/19/2022	600	(5)	(6)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	500	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	500	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	300	(1)	(1)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	300	(23)	(104)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/01/2022	700	(6)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/01/2022	700	(6)	(7)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	200	(1)	(1)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	100	0	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	100	0	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/02/2022	600	(3)	(3)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/02/2022	600	(3)	(4)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	12,800	(25)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	12,800	(26)	(293)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	200	(1)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	200	(1)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	300	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	300	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	500	(4)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	500	(4)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	200	(1)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721%	04/08/2024	200	$ (1)	$(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	1,100	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	1,100	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	300	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	300	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	400	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	400	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	100	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	100	0	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.370	08/18/2022	500	(3)	(2)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.070	08/18/2022	500	(3)	(3)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/06/2022	100	(1)	(1)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/06/2022	100	(1)	(1)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	09/07/2022	300	(2)	(2)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100	09/07/2022	300	(2)	(2)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	1,200	(8)	(3)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	100	(1)	(1)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	07/12/2022	600	(5)	0

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	200	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	200	(2)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	200	(1)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	1,100	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	1,100	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	600	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	600	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	500	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	500	(1)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	09/09/2022	400	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150	09/09/2022	400	(3)	(3)

							$ (216)	$(550)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	3,250	$(3)	$0
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	1,750	(2)	0

						$(5)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MSC	Call - OTC Fannie Mae, TBA 2.500% due 09/01/2052	$91.359	09/07/2022	100	$(1)	$(1)

SAL	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	98.234	09/07/2022	400	(2)	(2)
	Call - OTC Fannie Mae, TBA 4.500% due 09/01/2052	100.234	09/07/2022	400	(2)	(3)

					$(5)	$(6)

Total Written Options					$(234)	$(562)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.319%	$800	$(20)	$14	$0	$(6)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.285	700	(17)	12	0	(5)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.319	900	(23)	17	0	(6)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.285	700	(13)	8	0	(5)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.319	300	(7)	5	0	(2)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.319	400	(10)	7	0	(3)

							$(90)	$63	$0	$(27)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.894%	$300	$(7)	$8	$1	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.894	200	(5)	6	1	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.656	200	6	(3)	3	0

							$(6)	$11	$5	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 1,500	$1,130	$7	$(5)	$2	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	1,500	1,035	0	1	1	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	1,400	966	(5)	1	0	(4)

							$2	$(3)	$3	$(4)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	6-Month THB-THBFIX	2.750%	Semi-Annual	06/15/2032	THB	5,500	$(2)	$0	$0	$(2)
	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		300	0	0	0	0

BPS	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		10,200	2	8	10	0

GLM	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		2,400	1	1	2	0

NGF	Pay	1-Day INR-MIBOR Compounded-OIS	6.750	Semi-Annual	06/15/2027	INR	20,720	(1)	0	0	(1)

								$0	$9	$12	$(3)

Total Swap Agreements								$(94)	$80	$20	$(34)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$10	$0	$2	$12	$0	$0	$0	$0	$12	$0	$12
BOA	516	36	0	552	(50)	(48)	(2)	(100)	452	(450)	2
BPS	18	104	10	132	(16)	(107)	(6)	(129)	3	0	3
BRC	315	0	1	316	(12)	(1)	(11)	(24)	292	(260)	32
CBK	105	0	2	107	(78)	(11)	0	(89)	18	0	18
DUB	87	0	0	87	(641)	(12)	0	(653)	(566)	386	(180)
GLM	66	0	2	68	(1)	(344)	(4)	(349)	(281)	242	(39)
GST	0	0	3	3	0	0	(5)	(5)	(2)	0	(2)
HUS	85	0	0	85	(75)	0	(2)	(77)	8	26	34
IND	57	0	0	57	(36)	0	0	(36)	21	0	21
JPM	264	0	0	264	(260)	(7)	(3)	(270)	(6)	0	(6)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
MBC	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$(10)	$(11)
MSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYC	0	0	0	0	0	(2)	0	(2)	(2)	(170)	(172)
MYI	236	0	0	236	(27)	0	0	(27)	209	0	209
NGF	0	0	0	0	0	(24)	(1)	(25)	(25)	0	(25)
RBC	6	0	0	6	(1)	0	0	(1)	5	0	5
SAL	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
SCX	21	0	0	21	(68)	0	0	(68)	(47)	0	(47)
TOR	3	0	0	3	(23)	0	0	(23)	(20)	0	(20)
UAG	17	0	0	17	(84)	0	0	(84)	(67)	0	(67)

Total Over the Counter	$1,806	$140	$20	$1,966	$(1,373)	$(562)	$(34)	$(1,969)

(o)

Securities with an aggregate market value of $654 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	7	0	0	1,158	1,165

	$0	$7	$0	$0	$1,218	$1,225

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,806	$0	$1,806
Purchased Options	0	0	0	0	140	140
Swap Agreements	0	5	0	3	12	20

	$0	$5	$0	$1,809	$152	$1,966

	$0	$12	$0	$1,809	$1,370	$3,191

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	852	852
Swap Agreements	0	13	0	0	463	476

	$0	$13	$0	$0	$1,319	$1,332

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,373	$0	$1,373
Written Options	0	6	0	0	556	562
Swap Agreements	0	27	0	4	3	34

	$0	$33	$0	$1,377	$559	$1,969

	$0	$46	$0	$1,377	$1,878	$3,301

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	3,970	3,970
Swap Agreements	0	(1)	0	0	(2,909)	(2,910)

	$0	$(1)	$0	$0	$1,068	$1,067

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,456)	$0	$(2,456)
Purchased Options	0	0	0	(9)	(43)	(52)
Written Options	0	43	0	3	110	156
Swap Agreements	0	74	0	0	95	169

	$0	$117	$0	$(2,462)	$162	$(2,183)

	$0	$116	$0	$(2,462)	$1,230	$(1,116)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	208	208
Swap Agreements	0	222	0	0	(539)	(317)

	$0	$222	$0	$0	$(332)	$(110)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$785	$0	$785
Purchased Options	0	0	0	1	121	122
Written Options	0	(13)	0	(1)	(255)	(269)
Swap Agreements	0	(72)	0	3	(30)	(99)

	$0	$(85)	$0	$788	$(164)	$539

	$0	$137	$0	$788	$(496)	$429

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$25	$0	$25
Australia
Corporate Bonds & Notes	0	601	0	601
Sovereign Issues	0	2,681	0	2,681
Brazil
Corporate Bonds & Notes	0	299	0	299

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Canada
Corporate Bonds & Notes	$0	$366	$0	$366
Non-Agency Mortgage-Backed Securities	0	84	0	84
Sovereign Issues	0	102	0	102
Cayman Islands
Asset-Backed Securities	0	8,269	0	8,269
Corporate Bonds & Notes	0	574	0	574
Non-Agency Mortgage-Backed Securities	0	126	0	126

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Schedule of Investments	PIMCO Global Bond Opportunities Portfolio (Unhedged)	(Cont.)	June 30, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Denmark
Corporate Bonds & Notes	$0	$3,465	$0	$3,465
France
Corporate Bonds & Notes	0	1,117	0	1,117
Sovereign Issues	0	3,757	0	3,757
Germany
Corporate Bonds & Notes	0	2,383	0	2,383
Guernsey, Channel Islands
Corporate Bonds & Notes	0	29	0	29
India
Corporate Bonds & Notes	0	198	0	198
Ireland
Asset-Backed Securities	0	2,336	0	2,336
Corporate Bonds & Notes	0	185	0	185
Non-Agency Mortgage-Backed Securities	0	299	0	299
Israel
Sovereign Issues	0	1,516	0	1,516
Italy
Corporate Bonds & Notes	0	912	0	912
Japan
Corporate Bonds & Notes	0	1,348	0	1,348
Sovereign Issues	0	3,183	0	3,183
Netherlands
Corporate Bonds & Notes	0	1,399	0	1,399
Norway
Sovereign Issues	0	187	0	187
Peru
Sovereign Issues	0	2,166	0	2,166
Qatar
Corporate Bonds & Notes	0	328	0	328
Romania
Sovereign Issues	0	415	0	415
Saudi Arabia
Sovereign Issues	0	371	0	371
Serbia
Sovereign Issues	0	139	0	139
Singapore
Sovereign Issues	0	1,648	0	1,648
Spain
Corporate Bonds & Notes	0	376	0	376
Preferred Securities	0	387	0	387
Sovereign Issues	0	714	0	714
Supranational
Corporate Bonds & Notes	0	402	0	402
Switzerland
Corporate Bonds & Notes	0	1,903	0	1,903
Thailand
Sovereign Issues	0	699	0	699

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
United Kingdom
Corporate Bonds & Notes	$0	$4,667	$0	$4,667
Non-Agency Mortgage-Backed Securities	0	5,373	0	5,373
Preferred Securities	0	135	0	135
United States
Asset-Backed Securities	0	8,433	0	8,433
Corporate Bonds & Notes	0	6,638	0	6,638
Loan Participations and Assignments	0	208	0	208
Municipal Bonds & Notes	0	100	0	100
Non-Agency Mortgage-Backed Securities	0	13,261	0	13,261
Preferred Securities	0	356	0	356
U.S. Government Agencies	0	23,592	0	23,592
U.S. Treasury Obligations	0	5,144	0	5,144
Short-Term Instruments
Repurchase Agreements	0	1,050	0	1,050
Argentina Treasury Bills	0	70	0	70
Israel Treasury Bills	0	1,618	0	1,618
Japan Treasury Bills	0	12,827	0	12,827
U.S. Treasury Bills	0	271	0	271

	$0	$128,732	$0	$128,732

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,989	$0	$0	$7,989

Total Investments	$7,989	$128,732	$0	$136,721

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(24,239)	$0	$(24,239)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4	1,221	0	1,225
Over the counter	0	1,966	0	1,966

	$4	$3,187	$0	$3,191

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(744)	(579)	0	(1,323)
Over the counter	0	(1,969)	0	(1,969)

	$(744)	$(2,548)	$0	$(3,292)

Total Financial Derivative Instruments	$(740)	$639	$0	$(101)

Totals	$7,249	$105,132	$0	$112,381

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Opportunities Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,810	$25	$(1)	$0	$(75)	$3,759	$25	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$2,724	$43,914	$(42,400)	$(31)	$23	$4,230	$13	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments,

may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Notes to Financial Statements	(Cont.)

invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

Notes to Financial Statements	(Cont.)

coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and

Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$729	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$272,837	$275,799	$13,931	$38,947

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JUNE 30, 2022	51

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	125	$1,285	732	$8,256

Administrative Class	832	8,656	2,461	28,977

Advisor Class	221	2,315	687	7,937
Issued as reinvestment of distributions

Institutional Class	22	218	68	774

Administrative Class	192	1,890	842	9,661

Advisor Class	50	496	135	1,545
Cost of shares redeemed

Institutional Class	(97)	(1,012)	(748)	(8,264)

Administrative Class	(1,248)	(12,918)	(6,688)	(76,192)

Advisor Class	(237)	(2,438)	(373)	(4,355)

Net increase (decrease) resulting from Portfolio share transactions	(140)	$(1,508)	(2,884)	$(31,661)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 37% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

52	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$120,882	$8,517	$(21,779)	$(13,262)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	53

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	MBC	HSBC Bank Plc	SOG	Societe Generale Paris

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank

FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty

CHF	Swiss Franc	ILS	Israeli Shekel	RON	Romanian New Leu

CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	EUR003M	3 Month EUR Swap Rate	SOFR30A	30-day Secured Overnight Financing Rate Average

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	SRFXON3	Swiss Overnight Rate Average (6PM)

CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	SIBCSORA	Singapore Overnight Rate Average	US0001M	ICE 1-Month USD LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

EUR001M	1 Month EUR Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	OIS	Overnight Index Swap

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	PIK	Payment-in-Kind

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	MIBOR	Mumbai Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CLO	Collateralized Loan Obligation	NIBOR	Norwegian Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

DAC	Designated Activity Company

54	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2022	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT08SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Global Core Bond (Hedged) Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2022†§

United States	39.5%

Short-Term Instruments‡	18.5%

United Kingdom	8.1%

Cayman Islands	6.7%

Japan	4.5%

Denmark	3.2%

France	2.3%

Netherlands	1.9%

Ireland	1.7%

Germany	1.6%

Singapore	1.6%

Australia	1.3%

South Korea	1.2%

Switzerland	1.1%

Other	6.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	(9.69)%	(10.03)%	1.39%	1.00%	0.96%
Bloomberg Global Aggregate (USD Hedged) Index±	(9.06)%	(8.94)%	1.16%	2.23%	2.66%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 05/02/2011.

± Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.73% for Administrative Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the U.S. contributed to relative performance, as yields rose.

»	Underweight exposure to duration in the U.K. contributed to relative performance, as yields rose.

»	Underweight exposure to non-financial corporate credit contributed to relative performance, as spreads widened.

»	Overweight exposure to duration in aggregate across Europe, including the eurozone, Denmark, and Switzerland, detracted from relative performance, as yields rose broadly across European markets.

»	Overweight exposure to non-agency residential mortgage-backed securities detracted from performance, as spreads widened.

»	Overweight exposure to senior and subordinated financials detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$903.10	$3.41	$1,000.00	$1,020.94	$3.62	0.73%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Administrative Class

01/01/2022 - 06/30/2022+	$9.65	$0.07	$(1.01)	$(0.94)	$(0.07)	$(0.06)	$(0.13)

12/31/2021	10.08	0.16	(0.30)	(0.14)	(0.22)	(0.07)	(0.29)

12/31/2020	9.93	0.20	0.57	0.77	(0.62)	0.00	(0.62)

12/31/2019	9.41	0.21	0.53	0.74	(0.22)	0.00	(0.22)

12/31/2018	9.47	0.18	(0.08)	0.10	(0.16)	0.00	(0.16)

12/31/2017	9.21	0.15	0.24	0.39	(0.13)	0.00	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.58	(9.78)%	$108,519	0.73	%*	0.73	%*	0.71	%*	0.71	%*	1.57	%*	173%

9.65	(1.41)	129,638	0.73		0.73		0.71		0.71		1.65		364

10.08	8.10	92,145	0.78		0.78		0.71		0.71		1.98		665

9.93	7.88	97,876	0.84		0.84		0.71		0.71		2.19		375

9.41	1.05	110,302	0.76		0.76		0.71		0.71		1.87		327

9.47	4.29	107,869	0.76		0.76		0.71		0.71		1.61		292

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Global Core Bond (Hedged) Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$116,851
Investments in Affiliates	4,507
Financial Derivative Instruments
Exchange-traded or centrally cleared	980
Over the counter	2,654
Deposits with counterparty	2,802
Foreign currency, at value	555
Receivable for investments sold	1,863
Receivable for investments sold on a delayed-delivery basis	25
Receivable for TBA investments sold	32,779
Interest and/or dividends receivable	468
Dividends receivable from Affiliates	6
Total Assets	163,490

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$10,926
Financial Derivative Instruments
Exchange-traded or centrally cleared	809
Over the counter	883
Payable for investments purchased	2,107
Payable for investments in Affiliates purchased	6
Payable for TBA investments purchased	37,884
Deposits from counterparty	1,941
Payable for Portfolio shares redeemed	347
Overdraft due to custodian	2
Accrued investment advisory fees	23
Accrued supervisory and administrative fees	28
Accrued servicing fees	14
Other liabilities	1
Total Liabilities	54,971

Net Assets	$108,519

Net Assets Consist of:

Paid in capital	$122,843
Distributable earnings (accumulated loss)	(14,324)

Net Assets	$108,519

Net Assets:

Administrative Class	$108,519

Shares Issued and Outstanding:

Administrative Class	12,642

Net Asset Value Per Share Outstanding(a):

Administrative Class	$8.58

Cost of investments in securities	$130,190
Cost of investments in Affiliates	$4,523
Cost of foreign currency held	$558
Proceeds received on short sales	$10,933
Cost or premiums of financial derivative instruments, net	$(2,321)

* Includes repurchase agreements of:	$462

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Global Core Bond (Hedged) Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$1,323
Dividends	2
Dividends from Investments in Affiliates	19
Total Income	1,344

Expenses:

Investment advisory fees	146
Supervisory and administrative fees	181
Distribution and/or servicing fees - Administrative Class	87
Trustee fees	2
Interest expense	13
Total Expenses	429

Net Investment Income (Loss)	915

Net Realized Gain (Loss):

Investments in securities	(1,617)
Investments in Affiliates	(25)
Exchange-traded or centrally cleared financial derivative instruments	(1,734)
Over the counter financial derivative instruments	3,392
Foreign currency	(380)

Net Realized Gain (Loss)	(364)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(13,398)
Investments in Affiliates	6
Exchange-traded or centrally cleared financial derivative instruments	(1,371)
Over the counter financial derivative instruments	2,096
Foreign currency assets and liabilities	(61)

Net Change in Unrealized Appreciation (Depreciation)	(12,728)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,177)

* Foreign tax withholdings	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$915	$1,919
Net realized gain (loss)	(364)	2,143
Net change in unrealized appreciation (depreciation)	(12,728)	(5,492)

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,177)	(1,430)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(1,670)	(3,029)

Total Distributions(a)	(1,670)	(3,029)

Portfolio Share Transaction:

Net increase (decrease) resulting from Portfolio share transactions*	(7,272)	41,952

Total Increase (Decrease) in Net Assets	(21,119)	37,493

Net Assets:

Beginning of period	129,638	92,145
End of period	$108,519	$129,638

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.6%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$35	$7
1.125% due 07/09/2035 þ		24	5

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	340	1

Total Argentina (Cost $28)			13

AUSTRALIA 1.5%

CORPORATE BONDS & NOTES 0.4%

Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	386

SOVEREIGN ISSUES 1.1%

Australia Government International Bond
0.500% due 09/21/2026	AUD	1,100	676
1.000% due 12/21/2030		100	56
1.000% due 11/21/2031		100	55
1.750% due 06/21/2051		50	22
2.500% due 05/21/2030		100	64
4.500% due 04/21/2033		100	74

Northern Territory Treasury Corp.
2.000% due 04/21/2031		200	115

South Australia Government Financing Authority
1.750% due 05/24/2032		100	55

Treasury Corp. of Victoria
4.250% due 12/20/2032		130	89

			1,206

Total Australia (Cost $1,824)			1,592

BRAZIL 0.0%

CORPORATE BONDS & NOTES 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (d)(g)		$101	0

Total Brazil (Cost $5)			0

CANADA 0.3%

CORPORATE BONDS & NOTES 0.2%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$82	75

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	97

			172

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	55	42

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		130	102

Total Canada (Cost $362)			316

CAYMAN ISLANDS 7.6%

ASSET-BACKED SECURITIES 6.8%

522 Funding CLO Ltd.
2.103% due 10/20/2031 •		$400	391

Apidos CLO
1.944% (US0003M + 0.900%) due 07/18/2029 ~		400	394

Arbor Realty Commercial Real Estate Notes Ltd.
2.229% due 01/15/2037 •		300	291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares CLO Ltd.
2.094% (US0003M + 1.050%) due 01/15/2032 ~	$250	$244

Bain Capital Credit CLO Ltd.
2.033% due 07/20/2030 •	300	295

Brightspire Capital Ltd.
2.762% due 08/19/2038 •	400	391

Carlyle Global Market Strategies CLO Ltd.
2.361% due 08/14/2030 •	400	394

Carlyle U.S. CLO Ltd.
2.063% (US0003M + 1.000%) due 04/20/2031 ~	400	393

Catamaran CLO Ltd.
2.236% due 04/22/2030 •	298	295

Crestline Denali CLO Ltd.
2.093% (US0003M + 1.030%) due 04/20/2030 ~	400	394

Dryden Senior Loan Fund
2.034% due 01/17/2032 •	300	291

LCM LP
1.914% due 07/19/2027 •	257	253
2.103% (US0003M + 1.040%) due 10/20/2027 ~	119	118

LoanCore Issuer Ltd.
2.329% (SOFR30A + 1.550%) due 01/17/2037 ~	300	292

M360 Ltd.
3.126% due 11/22/2038 •	300	296

Marathon CLO Ltd.
2.194% due 04/15/2029 •	157	155

Palmer Square Loan Funding Ltd.
1.863% (US0003M + 0.800%) due 07/20/2029 ~	333	329

Sound Point CLO Ltd.
2.043% due 10/20/2030 •	300	295
2.164% due 07/25/2030 •	250	246

Starwood Commercial Mortgage Trust
2.723% (US0001M + 1.200%) due 04/18/2038 ~	200	197

Stratus CLO Ltd.
2.013% due 12/29/2029 •	590	581

TICP CLO Ltd.
1.903% (US0003M + 0.840%) due 04/20/2028 ~	146	145

Venture CLO Ltd.
1.924% due 04/15/2027 •	73	72
2.163% (US0003M + 1.100%) due 01/20/2029 ~	199	197

Vibrant CLO Ltd.
2.103% due 09/15/2030 •	250	245
3.046% due 06/20/2029 •	154	151

		7,345

CORPORATE BONDS & NOTES 0.7%

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	21	20

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	852	213

SA Global Sukuk Ltd.
2.694% due 06/17/2031	400	352

Sands China Ltd.
5.400% due 08/08/2028	200	155

		740

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

AREIT Trust
3.508% due 04/15/2037 •	15	15

MF1 Multifamily Housing Mortgage Loan Trust
2.298% due 07/15/2036 •	64	63

		78

Total Cayman Islands (Cost $8,818)		8,163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.9%

SOVEREIGN ISSUES 0.9%

China Government International Bond
2.680% due 05/21/2030	CNY	700	$103
3.530% due 10/18/2051		1,900	295
3.720% due 04/12/2051		1,500	239
3.810% due 09/14/2050		2,300	372

Total China (Cost $1,054)			1,009

DENMARK 3.5%

CORPORATE BONDS & NOTES 3.5%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	5,159	566

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		4,184	440
1.500% due 10/01/2053		1,091	124

Nykredit Realkredit AS
1.000% due 10/01/2050		12,309	1,308
1.000% due 10/01/2053		5,822	640
1.500% due 10/01/2053		4,972	548

Realkredit Danmark AS
1.000% due 10/01/2050		1,574	174
1.000% due 10/01/2053		492	54

Total Denmark (Cost $5,324)			3,854

FRANCE 2.6%

CORPORATE BONDS & NOTES 1.1%

BNP Paribas SA
2.871% due 04/19/2032 •		$300	248

Dexia Credit Local SA
1.625% due 10/16/2024		250	242

Societe Generale SA
2.226% due 01/21/2026 •		200	187
2.797% due 01/19/2028 •		200	179
4.677% due 06/15/2027		300	298

			1,154

SOVEREIGN ISSUES 1.5%

France Government International Bond
0.500% due 05/25/2072	EUR	100	46
0.750% due 05/25/2052		1,100	733
2.000% due 05/25/2048		600	575
3.250% due 05/25/2045		200	240

			1,594

Total France (Cost $3,653)			2,748

GERMANY 1.8%

CORPORATE BONDS & NOTES 1.8%

Deutsche Bank AG
1.375% due 02/17/2032 •	EUR	300	240
1.625% due 01/20/2027		200	188
1.750% due 11/19/2030 •		100	87
2.222% due 09/18/2024 •		$200	193
2.552% due 01/07/2028 •		150	130
2.625% due 02/12/2026	EUR	200	202
3.300% due 11/16/2022		$200	200
3.547% due 09/18/2031 •		150	126
3.729% due 01/14/2032 •(i)		200	150
3.961% due 11/26/2025 •		200	193

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		200	178

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	70

Total Germany (Cost $2,354)			1,957

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.9%

ASSET-BACKED SECURITIES 1.7%

BlueMountain Fuji EUR CLO III DAC
0.720% due 01/15/2031 •	EUR	250	$255

Cairn CLO DAC
0.780% (EUR003M + 0.780%) due 10/15/2031 ~		250	255

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		250	256

Harvest CLO DAC
0.760% due 07/15/2031 •		250	252

Jubilee CLO DAC
0.519% (EUR003M + 0.800%) due 12/15/2029 ~		288	299
0.610% (EUR003M + 0.610%) due 04/15/2030 ~		250	259

Segovia European CLO DAC
0.880% due 07/20/2032 •		300	306

			1,882

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
1.650% due 10/29/2024		$200	185

Total Ireland (Cost $2,399)			2,067

ISRAEL 0.4%

SOVEREIGN ISSUES 0.4%

Israel Government International Bond
0.750% due 07/31/2022	ILS	700	200
2.000% due 03/31/2027		400	113
3.800% due 05/13/2060		$200	167

Total Israel (Cost $549)			480

ITALY 0.9%

CORPORATE BONDS & NOTES 0.5%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	100	99
2.625% due 04/28/2025		100	93

UniCredit SpA
7.830% due 12/04/2023		$350	363

			555

SOVEREIGN ISSUES 0.4%

Italy Government International Bond
6.000% due 08/04/2028	GBP	300	408

Total Italy (Cost $1,114)			963

JAPAN 5.0%

CORPORATE BONDS & NOTES 1.2%

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		$300	300

Mizuho Financial Group, Inc.
2.721% due 07/16/2023 •		200	200
3.922% due 09/11/2024 •		300	299

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		200	190
4.345% due 09/17/2027		200	184
4.810% due 09/17/2030		200	178

			1,351

SOVEREIGN ISSUES 3.8%

Japan Bank for International Cooperation
1.750% due 10/17/2024		200	194

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	92,477	716
0.400% due 03/20/2036		190,000	1,372

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 03/20/2049	JPY	180,000	$1,128
0.700% due 12/20/2048		104,000	690
0.700% due 06/20/2051		11,000	71

			4,171

Total Japan (Cost $6,954)			5,522

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Medtronic Global Holdings SCA
0.000% due 12/02/2022 (d)	EUR	200	209

Total Luxembourg (Cost $227)			209

MALAYSIA 0.8%

CORPORATE BONDS & NOTES 0.4%

Petronas Capital Ltd.
2.480% due 01/28/2032		$500	426

SOVEREIGN ISSUES 0.4%

Malaysia Government International Bond
4.065% due 06/15/2050	MYR	100	20

Malaysia Government Investment Issue
4.369% due 10/31/2028		1,800	412

			432

Total Malaysia (Cost $970)			858

NETHERLANDS 2.0%

CORPORATE BONDS & NOTES 0.7%

Cooperatieve Rabobank UA
3.057% (US0003M + 0.860%) due 09/26/2023 ~		$300	301

Enel Finance International NV
1.875% due 07/12/2028		300	252

ING Groep NV
4.875% due 05/16/2029 •(g)(h)		300	246

			799

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%

Domi BV
0.474% due 11/15/2052 •	EUR	401	420

Dutch Property Finance BV
0.235% due 07/28/2058 •		569	591

Jubilee Place BV
0.552% (EUR003M + 1.000%) due 10/17/2057 ~		390	403

			1,414

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)		52,525	54

Total Netherlands (Cost $2,602)			2,267

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	200	103

Total New Zealand (Cost $141)			103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	100	$62

Total Norway (Cost $73)			62

PERU 0.7%

SOVEREIGN ISSUES 0.7%

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,100	263
6.350% due 08/12/2028		1,700	419
6.950% due 08/12/2031		500	124

Total Peru (Cost $1,054)			806

QATAR 0.5%

CORPORATE BONDS & NOTES 0.1%

Qatar Energy
3.125% due 07/12/2041		$200	157

SOVEREIGN ISSUES 0.4%

Qatar Government International Bond
4.400% due 04/16/2050		400	383

Total Qatar (Cost $683)			540

ROMANIA 0.5%

SOVEREIGN ISSUES 0.5%

Romania Government International Bond
1.375% due 12/02/2029	EUR	90	68
1.750% due 07/13/2030		200	150
2.000% due 04/14/2033		50	34
2.125% due 03/07/2028		100	86
2.750% due 04/14/2041		150	92
2.875% due 04/13/2042		100	62

Total Romania (Cost $806)			492

SAUDI ARABIA 0.3%

SOVEREIGN ISSUES 0.3%

Saudi Government International Bond
4.500% due 04/17/2030		$100	102
4.625% due 10/04/2047		200	186

Total Saudi Arabia (Cost $337)			288

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	100	77
1.650% due 03/03/2033		100	66

Total Serbia (Cost $234)			143

SINGAPORE 1.8%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		$200	200

SOVEREIGN ISSUES 1.6%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	1,200	773
2.875% due 09/01/2030		1,313	941

			1,714

Total Singapore (Cost $2,070)			1,914

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 1.3%

SOVEREIGN ISSUES 1.3%

Korea Government International Bond
2.125% due 06/10/2027	KRW	125,000	$90
2.375% due 12/10/2027		150,000	109
2.375% due 12/10/2028		1,298,600	929
2.625% due 06/10/2028		250,000	182
5.500% due 03/10/2028		150,000	127

Total South Korea (Cost $1,808)			1,437

SPAIN 0.9%

CORPORATE BONDS & NOTES 0.4%

Merlin Properties Socimi SA
2.225% due 04/25/2023	EUR	400	421

SOVEREIGN ISSUES 0.5%

Spain Government International Bond
1.450% due 10/31/2071		75	44
3.450% due 07/30/2066		500	546

			590

Total Spain (Cost $1,419)			1,011

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	200

Credit Suisse Group AG
4.194% due 04/01/2031 •		250	221
4.282% due 01/09/2028		250	234
6.375% due 08/21/2026 •(g)(h)		300	249
7.125% due 07/29/2022 •(g)(h)		300	300

UBS AG
5.125% due 05/15/2024 (h)		200	200

Total Switzerland (Cost $1,572)			1,404

THAILAND 0.7%

SOVEREIGN ISSUES 0.7%

Thailand Government International Bond
1.585% due 12/17/2035	THB	30,300	694
2.000% due 06/17/2042		600	13
3.300% due 06/17/2038		3,700	101

Total Thailand (Cost $810)			808

UNITED ARAB EMIRATES 0.2%

SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		$200	178

Total United Arab Emirates (Cost $223)			178

UNITED KINGDOM 9.1%

CORPORATE BONDS & NOTES 4.8%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$500	505

Barclays PLC
4.972% due 05/16/2029 •		400	394
7.125% due 06/15/2025 •(g)(h)	GBP	200	234
7.750% due 09/15/2023 •(g)(h)		$400	394

British Telecommunications PLC
9.625% due 12/15/2030		100	125

GSK Consumer Healthcare Capital UK PLC
3.125% due 03/24/2025		300	293

HSBC Holdings PLC
2.251% due 11/22/2027 •		400	357
2.804% due 05/24/2032 •		400	329

Jaguar Land Rover Automotive PLC
6.875% due 11/15/2026	EUR	100	92

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.900% due 03/12/2024		$200	$199

Marks & Spencer PLC
4.250% due 12/08/2023	GBP	100	119

Nationwide Building Society
2.972% due 02/16/2028 •		$300	274

Natwest Group PLC
5.516% due 09/30/2028 •		300	302

NatWest Markets PLC
1.000% due 05/28/2024	EUR	100	103

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$600	600

Standard Chartered PLC
1.822% due 11/23/2025 •		200	185
2.608% due 01/12/2028 •		200	179
2.678% due 06/29/2032 •		400	321

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	47	60

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		100	111

			5,176

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Alba PLC
0.962% due 11/25/2042 •		246	286

Avon Finance PLC
1.690% due 09/20/2048 •		149	181

Eurosail PLC
2.540% (BP0003M + 0.950%) due 06/13/2045 ~		342	410

Hawksmoor Mortgages
1.703% due 05/25/2053 •		260	316

Residential Mortgage Securities PLC
2.040% due 06/20/2070 •		148	180

Ripon Mortgages PLC
1.351% due 08/28/2056 •		963	1,161

RMAC Securities PLC
1.041% due 06/12/2044 •		198	227

Silverstone Master Issuer PLC
1.216% due 01/21/2070 •		132	160

Stratton Mortgage Funding PLC
1.361% (SONIO/N + 0.900%) due 07/20/2060 ~		242	292

Towd Point Mortgage Funding
1.361% due 07/20/2045 •		300	364

Towd Point Mortgage Funding PLC
1.547% due 02/20/2045 •		111	135
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~		147	178

Trinity Square PLC
1.300% (SONIO/N + 0.850%) due 07/15/2059 ~		161	195

			4,085

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		250	45

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.5%

United Kingdom Gilt
0.625% due 10/22/2050	GBP	400	297
1.500% due 07/31/2053		100	94
1.750% due 01/22/2049		100	102

			493

Total United Kingdom (Cost $11,111)			9,799

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 44.1%

ASSET-BACKED SECURITIES 4.6%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	$26	$25

Argent Securities Trust
1.924% due 07/25/2036 •	334	101
1.944% due 05/25/2036 •	580	158

Avis Budget Rental Car Funding AESOP LLC
1.660% due 02/20/2028	300	268

Countrywide Asset-Backed Certificates Trust
1.764% due 07/25/2037 ^•	57	56
1.764% due 07/25/2037 •	46	42
3.499% due 07/25/2035 •	700	679
4.444% due 07/25/2036 ~	5	5

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.291% due 03/25/2037 ^þ	230	97

First Franklin Mortgage Loan Trust
2.899% (US0001M + 1.275%) due 07/25/2034 ~	56	55

GSAA Home Equity Trust
2.524% due 08/25/2037 •	14	14

Home Equity Mortgage Loan Asset-Backed Trust
1.864% due 04/25/2037 •	226	157

LCCM Trust
2.524% due 12/13/2038 •	400	392

LMREC LLC
2.674% (US0001M + 1.050%) due 04/22/2037 ~	182	179

MASTR Asset-Backed Securities Trust
1.834% (US0001M + 0.210%) due 05/25/2037 ~	170	162

Morgan Stanley ABS Capital, Inc. Trust
1.854% (US0001M + 0.230%) due 10/25/2036 ~	480	272

Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2037 ^~	13	12

New Century Home Equity Loan Trust
3.677% due 06/20/2031 ~	289	255

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.254% due 02/25/2036 •	300	279

Option One Mortgage Loan Trust
1.764% due 03/25/2037 •	48	43

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	364	141

SMB Private Education Loan Trust
1.290% due 07/15/2053	111	101
1.830% due 02/16/2055 •	300	299
2.424% due 07/15/2053 •	55	54

Structured Asset Investment Loan Trust
3.349% due 10/25/2034 •	232	223

Terwin Mortgage Trust
2.564% due 11/25/2033 •	4	4

Towd Point Mortgage Trust
2.710% due 01/25/2060 ~	142	137
2.900% due 10/25/2059 ~	503	488

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	300	294

		4,992

CORPORATE BONDS & NOTES 6.5%

AbbVie, Inc.
2.900% due 11/06/2022	300	300

American Tower Corp.
3.800% due 08/15/2029	200	184

Bank of America Corp.
2.551% due 02/04/2028 •	200	182

Bayer U.S. Finance LLC
4.250% due 12/15/2025	300	297

Boeing Co.
1.433% due 02/04/2024	100	96

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
2.450% due 02/15/2031		$100	$80
3.137% due 11/15/2035		100	76
3.469% due 04/15/2034		100	82

Charter Communications Operating LLC
6.384% due 10/23/2035		200	201

Citigroup, Inc.
3.290% due 03/17/2026 •(i)		300	290

Corebridge Financial, Inc.
3.650% due 04/05/2027		100	94

Dell International LLC
6.100% due 07/15/2027		200	210

DR Horton, Inc.
4.375% due 09/15/2022		100	100

Ford Motor Credit Co. LLC
2.330% due 11/25/2025	EUR	100	93
3.021% due 03/06/2024		200	201
3.350% due 11/01/2022		$200	199
5.584% due 03/18/2024		200	199

GA Global Funding Trust
2.250% due 01/06/2027		150	134

Goldman Sachs Group, Inc.
1.675% (SOFRRATE + 0.700%) due 01/24/2025 ~		200	195
3.000% due 03/15/2024		300	296
4.223% due 05/01/2029 •		300	289

Hyatt Hotels Corp.
1.300% due 10/01/2023		100	97

JetBlue Pass-Through Trust
4.000% due 05/15/2034		90	84

JPMorgan Chase & Co.
2.595% due 02/24/2026 •		100	95
2.739% due 10/15/2030 •		300	262
4.080% due 04/26/2026 •		300	297

Kinder Morgan, Inc.
7.750% due 01/15/2032		100	117

Komatsu Finance America, Inc.
2.437% due 09/11/2022		300	300

Morgan Stanley
2.630% due 02/18/2026 •		200	191

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	200	234

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		$300	253

Oracle Corp.
1.650% due 03/25/2026 (i)		100	90
2.875% due 03/25/2031 (i)		100	82
3.650% due 03/25/2041 (i)		100	75

Organon & Co.
2.875% due 04/30/2028	EUR	100	88

Pacific Gas & Electric Co.
2.950% due 03/01/2026		$100	91
4.200% due 03/01/2029		100	89

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		300	296

Principal Life Global Funding
1.375% due 01/10/2025		100	93

Rio Oil Finance Trust
9.250% due 07/06/2024		162	168

Southern California Edison Co.
2.153% (SOFRINDX + 0.640%) due 04/03/2023 ~		100	100

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		200	188

			7,088

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
3.916% (LIBOR01M + 2.250%) due 03/15/2027 ~		75	69

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.2%

Fresno County, California Revenue Bonds, (NPFGC Insured), Series 2004
0.000% due 08/15/2024 (d)	$100	$92

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	200	173

		265

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.2%

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	200	179

Banc of America Funding Trust
2.032% due 04/20/2047 ^•	61	57
6.000% due 07/25/2037 ^	58	50

BCAP LLC Trust
2.044% (US0001M + 0.420%) due 05/25/2047 ~	91	85

BWAY Mortgage Trust
2.574% due 09/15/2036 •	400	385

Chase Mortgage Finance Trust
3.057% due 03/25/2037 ^~	33	31
3.718% due 07/25/2037 ~	6	5

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	722	620
2.943% due 04/25/2037 ^~	39	34

Citigroup Mortgage Loan Trust, Inc.
4.255% due 08/25/2035 ^~	519	490

Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	34	16

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	89	76
2.674% (US0001M + 1.350%) due 10/15/2037 ~	200	195

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.774% (US0001M + 0.150%) due 02/25/2047 ~	163	105

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.445% due 02/25/2036 ^þ	54	50

Extended Stay America Trust
2.405% (US0001M + 1.080%) due 07/15/2038 ~	398	388

GCAT Trust
3.000% due 07/25/2043 ~	393	350

GreenPoint Mortgage Funding Trust
2.084% due 06/25/2045 •	46	36

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	91	79
2.500% due 01/25/2052 ~	276	237
2.500% due 02/25/2052 ~	182	156
3.000% due 09/25/2052 ~	593	531

JP Morgan Alternative Loan Trust
2.693% due 12/25/2036 ~	8	8

JP Morgan Mortgage Trust
2.500% due 12/25/2051 ~	273	232
3.000% due 12/25/2051 ~	273	242
3.000% due 01/25/2052 ~	636	580
3.000% due 03/25/2052 ~	574	527
3.000% due 04/25/2052 ~	626	560
3.000% due 05/25/2052 ~	1,022	907

MBRT
2.424% due 11/15/2036 •	300	292

Merrill Lynch Mortgage Investors Trust
2.606% due 03/25/2036 ^~	118	68

Morgan Stanley Mortgage Loan Trust
3.052% due 05/25/2036 ^~	75	52
3.384% due 09/25/2035 ^~	45	18

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	169	164
2.750% due 11/25/2059 ~	114	109

NYO Commercial Mortgage Trust
2.420% due 11/15/2038 •	300	287

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OBX Trust
3.000% due 01/25/2052 ~	$288	$256

PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	28	26

PMT Loan Trust
2.500% due 07/25/2051 ~	273	235

PRET LLC
1.843% due 09/25/2051 þ	264	248

Prime Mortgage Trust
6.000% due 06/25/2036 ^	7	7

Ready Capital Mortgage Financing LLC
3.774% due 02/25/2035 •	131	130

Residential Accredit Loans, Inc. Trust
1.884% (US0001M + 0.260%) due 02/25/2037 ~	10	13
6.000% due 06/25/2036	58	50

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	22	19

Starwood Mortgage Trust
2.374% due 04/15/2034 •	400	389

Structured Asset Mortgage Investments Trust
2.084% (US0001M + 0.460%) due 02/25/2036 ~	4	4

Structured Asset Securities Corp.
1.904% due 01/25/2036 •	37	36

UWM Mortgage Trust
2.500% due 11/25/2051 ~	379	327

WaMu Mortgage Pass-Through Certificates Trust
2.831% due 09/25/2036 ~	18	16

		9,957

	SHARES
PREFERRED SECURITIES 0.6%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	200,000	176

Charles Schwab Corp.
4.000% due 06/01/2026 •(g)	200,000	170

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(g)	200,000	156

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	200,000	172

		674

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.5%

Fannie Mae
2.024% due 06/25/2036 •	$4	4
3.500% due 01/01/2059	107	104

Freddie Mac
1.150% due 01/15/2038 •	80	80
1.295% due 01/15/2038 ~(a)	80	4
2.485% due 09/01/2037 •	156	162
3.000% due 02/01/2046	215	204
3.500% due 11/01/2047 - 04/01/2048	192	187

Ginnie Mae
1.583% due 09/20/2066 •	361	360
3.394% due 09/20/2066 ~	288	296

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	693	605
2.500% due 02/01/2051 - 01/01/2052	477	431
3.000% due 10/01/2049 - 06/01/2051	319	298
3.500% due 10/01/2034 - 07/01/2050	238	232
4.000% due 06/01/2050	67	66

Uniform Mortgage-Backed Security, TBA
3.000% due 08/01/2052	600	558
3.500% due 08/01/2052	10,400	9,993
4.000% due 04/01/2052 - 07/01/2052	5,500	5,424

		19,008

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 5.4%

U.S. Treasury Bonds
1.625% due 11/15/2050		$1,050	$739
1.875% due 02/15/2041		2,300	1,805

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028		1,758	1,747

U.S. Treasury Notes (m)
2.875% due 04/30/2025		1,600	1,593

			5,884

Total United States (Cost $50,898)			47,937

SHORT-TERM INSTRUMENTS 16.5%

REPURCHASE AGREEMENTS (j) 0.4%
			462

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (d)(e)	ARS	9,500	32

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY TREASURY BILLS 0.7%
(0.259)% due 10/19/2022 (d)(e)	EUR	700	$734

ISRAEL TREASURY BILLS 2.3%
0.406% due 08/03/2022 - 05/03/2023 (c)(d)	ILS	8,800	2,506

JAPAN TREASURY BILLS 13.1%
(0.129)% due 07/11/2022 - 09/20/2022 (c)(d)	JPY	1,923,000	14,177

Total Short-Term Instruments (Cost $18,714)			17,911

Total Investments in Securities (Cost $130,190)			116,851

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.2%

SHORT-TERM INSTRUMENTS 4.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.2%

PIMCO Short Asset Portfolio	69,450	$679

PIMCO Short-Term Floating NAV Portfolio III	394,505	3,828

Total Short-Term Instruments (Cost $4,523)		4,507

Total Investments in Affiliates (Cost $4,523)		4,507

Total Investments 111.8% (Cost $134,713)		$121,358

Financial Derivative Instruments (k)(l) 1.8% (Cost or Premiums, net $(2,321))		1,942

Other Assets and Liabilities, net (13.6)%		(14,781)

Net Assets 100.0%		$108,519

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.290%	03/17/2026	03/10/2022	$300	$290	0.27%
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	200	150	0.14
Oracle Corp.	1.650	03/25/2026	03/22/2021	100	90	0.08
Oracle Corp.	2.875	03/25/2031	03/22/2021	100	82	0.07
Oracle Corp.	3.650	03/25/2041	03/22/2021	99	75	0.07

				$799	$687	0.63%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$462	U.S. Treasury Notes 3.000% due 06/30/2024	$(471)	$462	$462

Total Repurchase Agreements						$(471)	$462	$462

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (10.1)%
U.S. Government Agencies (10.1)%
Uniform Mortgage-Backed Security, TBA	2.500%	08/01/2052	6,600	(5,932)	(5,931)
Uniform Mortgage-Backed Security, TBA	2.000	08/01/2052	3,600	(3,122)	(3,122)
Uniform Mortgage-Backed Security, TBA	2.000	07/01/2037	1,900	(1,779)	(1,774)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2037	100	(100)	(99)

Total Short Sales (10.1)%				$(10,933)	$(10,926)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$462	$0	$0	$462	$(471)	$(9)

Total Borrowings and Other Financing Transactions	$462	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	2	$5	$(2)	$(2)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	2	5	(1)	(2)

Total Written Options					$(3)	$(4)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	10	$	2,421	$(14)	$5	$0
Australia Government 10-Year Bond September Futures	09/2022	16		1,313	(5)	8	0
Euro-Schatz September Futures	09/2022	28		3,203	(10)	19	0
U.S. Treasury 5-Year Note September Futures	09/2022	102		11,450	50	72	0
U.S. Treasury 10-Year Note September Futures	09/2022	53		6,282	(26)	54	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	9		1,389	(43)	21	0

					$(48)	$179	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note September Futures	09/2022	5	$	(371)	$(1)	$0	$(2)
Canada Government 10-Year Bond September Futures	09/2022	3		(289)	10	0	(1)
Euro-Bobl September Futures	09/2022	67		(8,720)	105	0	(140)
Euro-BTP Italy Government Bond September Futures	09/2022	4		(516)	(18)	0	(12)
Euro-Bund 10-Year Bond September Futures	09/2022	11		(1,715)	47	0	(57)
Euro-OAT France Government 10-Year Bond September Futures	09/2022	45		(6,533)	198	0	(124)
U.S. Treasury 2-Year Note September Futures	09/2022	29		(6,090)	(19)	0	(16)
U.S. Treasury 10-Year Ultra September Futures	09/2022	45		(5,732)	(44)	0	(60)
United Kingdom Long Gilt September Futures	09/2022	20		(2,775)	100	0	(44)

					$378	$0	$(456)

Total Futures Contracts					$330	$179	$(456)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2023	0.952%	$	100	$1	$(1)	$0	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	4.096	EUR	100	(10)	(1)	(11)	0	(1)
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.657		200	6	(3)	3	0	(1)
Stellantis NV	5.000	Quarterly	12/20/2026	2.172		200	46	(21)	25	0	(1)

							$43	$(26)	$17	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-37 5-Year Index	(1.000)%	Quarterly	06/20/2027	$	200	$16	$4	$20	$0	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		693	(66)	72	6	1	0
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		1,400	22	14	36	1	0

						$(28)	$90	$62	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	$	1,600	$20	$(20)	$0	$0	$0
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027	EUR	200	8	(14)	(6)	0	(2)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		300	1	(2)	(1)	0	(1)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		500	1	(6)	(5)	0	(1)

						$30	$(42)	$(12)	$0	$(4)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	$	3,600	$1	$0	$1	$0	$(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		700	0	0	0	0	(1)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		2,400	1	0	1	0	(1)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		600	0	0	0	0	0
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		1,800	0	1	1	0	0

						$2	$1	$3	$0	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	3,350	$(4)	$(60)	$(64)	$1	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2024		700	35	3	38	0	(4)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		800	(66)	(27)	(93)	9	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		2,600	(346)	(112)	(458)	47	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		200	(76)	(1)	(77)	6	0
Pay(6)	1-Day INR-MIBOR Compounded-OIS	5.750	Annual	03/15/2024	INR	795,300	(163)	28	(135)	11	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		170,830	131	(42)	89	0	(9)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		16,400	17	(6)	11	0	(2)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026	JPY	110,000	(10)	3	(7)	1	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/17/2031		180,000	(17)	(40)	(57)	2	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	08/17/2031		50,000	0	15	15	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		190,000	(45)	(10)	(55)	2	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		120,000	(41)	105	64	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.700	Annual	03/15/2052		10,000	1	5	6	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		50,000	2	22	24	0	(2)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SGD	6,100	76	13	89	0	(4)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	06/15/2027		1,000	(1)	2	1	2	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	06/15/2027		1,400	1	13	14	3	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		110	9	1	10	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.250%	Semi-Annual	06/15/2032	SGD	100	$(3)	$0	$(3)	$0	$0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.500	Semi-Annual	06/15/2032		100	0	(2)	(2)	0	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023	$	44,300	120	732	852	0	(57)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.850	Annual	04/21/2024		8,800	98	10	108	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		500	11	13	24	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.400	Annual	06/21/2024		2,400	(4)	(23)	(27)	6	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.004	Annual	06/30/2024		1,500	0	(3)	(3)	3	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.026	Annual	06/30/2024		800	0	(1)	(1)	2	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.486	Annual	06/30/2024		1,100	0	7	7	2	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.527	Annual	06/30/2024		1,500	0	10	10	3	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.531	Annual	06/30/2024		1,300	0	9	9	3	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		12,100	10	(70)	(60)	0	(63)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.059	Annual	11/30/2026		1,100	0	(9)	(9)	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		100	1	6	7	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		1,000	4	68	72	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		2,100	79	95	174	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		7,400	359	(6)	353	0	(42)
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027		700	(3)	(10)	(13)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		300	1	(26)	(25)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		400	(1)	(25)	(26)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		600	(2)	(28)	(30)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		700	(2)	(31)	(33)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	2.175	Annual	04/21/2029		500	(1)	(16)	(17)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		1,400	(91)	(66)	(157)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		2,700	(4)	(238)	(242)	21	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		200	(1)	(16)	(17)	2	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.886	Annual	05/15/2032		5,200	(23)	56	33	44	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.005	Annual	05/15/2032		500	0	8	8	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		2,200	(203)	4	(199)	7	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		500	(14)	(102)	(116)	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		750	145	(9)	136	0	(7)
Pay(6)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023	CAD	3,400	0	(42)	(42)	2	0
Pay(6)	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		1,500	0	(19)	(19)	1	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		1,700	30	(107)	(77)	2	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		500	14	(36)	(22)	1	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		300	15	(43)	(28)	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		2,700	(6)	(301)	(307)	10	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		400	(47)	(10)	(57)	2	0
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		200	42	(70)	(28)	1	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	01/28/2052		100	0	(15)	(15)	1	0
Pay	3-Month CAD-Bank Bill	3.028	Semi-Annual	03/25/2052		100	0	(7)	(7)	1	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	2,100	(2)	(138)	(140)	30	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		1,400	(3)	(46)	(49)	22	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		300	0	(11)	(11)	5	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		500	0	(18)	(18)	8	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		200	0	(7)	(7)	3	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		300	0	(12)	(12)	5	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		1,600	(4)	(59)	(63)	27	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027	CNY	8,700	4	(8)	(4)	1	0
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	06/15/2032	KRW	83,100	(1)	(1)	(2)	0	0
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	06/15/2032		93,400	0	0	0	0	0
Pay(6)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	3,100	1	(24)	(23)	2	0
Pay(6)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		3,000	(1)	(23)	(24)	1	0
Pay(6)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024		7,700	(19)	6	(13)	6	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		700	(4)	(2)	(6)	2	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	1,100	8	(20)	(12)	2	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023	$	5,700	(8)	(156)	(164)	4	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		1,300	(42)	66	24	0	(1)
Receive(6)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		12,400	135	148	283	0	(16)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		200	0	0	0	0	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		200	(1)	1	0	0	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		1,050	(33)	71	38	0	(3)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		1,400	(42)	95	53	0	(4)
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		500	4	43	47	0	(2)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		2,700	(31)	235	204	0	(13)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		800	(39)	(73)	(112)	5	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		900	0	(82)	(82)	6	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		200	0	(17)	(17)	1	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		600	(1)	(47)	(48)	4	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		100	0	(8)	(8)	1	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		1,900	123	225	348	0	(14)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		1,600	124	(426)	(302)	13	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	7.250%	Quarterly	06/20/2023	ZAR	2,900	$15	$(14)	$1	$0	$0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	500	(1)	(30)	(31)	1	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	1,600	6	(19)	(13)	1	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024	EUR	6,200	(195)	(78)	(273)	28	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		200	(1)	(9)	(10)	3	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		300	(2)	(14)	(16)	4	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		200	(1)	(10)	(11)	3	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		400	(1)	(13)	(14)	5	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		200	(1)	(6)	(7)	3	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		10,300	(654)	(469)	(1,123)	127	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		13,670	(1,714)	(919)	(2,633)	237	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2036		100	5	24	29	0	(2)
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		50	0	20	20	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		1,600	181	388	569	0	(41)
Receive(6)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		100	0	46	46	0	(2)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	3,600	(1)	(20)	(21)	0	0
Pay	UKRPI	3.740	Maturity	03/15/2031	GBP	200	0	(31)	(31)	1	0
Pay	UKRPI	3.700	Maturity	04/15/2031		250	3	(44)	(41)	1	0

							$(2,166)	$(1,887)	$(4,053)	$799	$(330)

Total Swap Agreements							$(2,119)	$(1,864)	$(3,983)	$801	$(340)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$179	$801	$980		$(4)	$(465)	$(340)	$(809)

Cash of $2,802 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(9) for closed futures is outstanding for the period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	CAD	61		$48	$1	$0
	07/2022	GBP	5,063		6,402	238	0
	07/2022		$3,333	DKK	23,439	0	(31)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2022		$110	PEN	443	$6	$0
	07/2022		76	ZAR	1,171	0	(4)
	08/2022	DKK	22,608		$3,222	31	0
	05/2023	CNH	1,902		294	9	0

BPS	07/2022	AUD	64		44	0	0
	07/2022	CAD	56		45	1	0
	07/2022	CHF	58		61	0	0
	07/2022	DKK	770		109	1	0
	07/2022	EUR	535		565	5	(1)
	07/2022	GBP	21		26	0	0
	07/2022	MXN	2,461		122	0	0
	07/2022	NZD	55		34	0	0
	07/2022		$257	CHF	246	1	0
	07/2022		550	DKK	3,855	1	(8)
	07/2022		11,317	EUR	10,759	0	(42)
	07/2022		157	GBP	125	0	(5)
	07/2022		3,108	JPY	420,500	4	(13)
	07/2022		118	MXN	2,461	5	0
	08/2022	EUR	9,785		$10,311	38	0
	08/2022	GBP	4,899		5,952	0	(14)
	08/2022	PEN	127		34	1	0
	08/2022		$0	THB	13	0	0
	09/2022		121	MXN	2,461	0	0

BRC	07/2022	JPY	410,000		$3,366	343	0
	07/2022	NOK	10,810		1,103	5	0
	07/2022		$2,884	JPY	391,287	0	(1)
	08/2022	JPY	600,652		$4,524	90	0
	08/2022	SGD	390		282	2	0
	08/2022		$54	KRW	69,913	0	0
	08/2022		1,103	NOK	10,806	0	(5)
	09/2022	JPY	226,000		$1,683	10	0
	09/2022		$288	MYR	1,264	0	(1)

CBK	07/2022	BRL	1,421		$271	0	0
	07/2022	PEN	71		18	0	0
	07/2022		$292	BRL	1,421	0	(21)
	07/2022		70	EUR	65	0	(2)
	08/2022	ILS	1,100		$343	28	0
	08/2022	PEN	220		57	0	0
	08/2022		$45	PEN	174	0	0
	11/2022	PEN	2,000		$504	0	(12)
	12/2022	ILS	600		192	18	0
	12/2022	PEN	1,724		411	0	(33)
	02/2023	ILS	895		272	12	0
	04/2023		397		122	6	0
	05/2023	CNH	207		32	1	0
	05/2023	ILS	2,677		800	17	0

DUB	07/2022	DKK	7,033		1,041	51	0
	08/2022	THB	8,547		246	4	0
	12/2022		$103	ZAR	1,617	0	(5)

GLM	07/2022		134	MXN	2,737	2	0
	08/2022		71	PEN	267	0	(2)
	09/2022	HKD	332		$42	0	0
	09/2022		$156	MYR	682	0	(1)
	10/2022		125	MXN	2,558	0	0
	11/2022	ILS	2,500		$809	87	0
	03/2023	CNH	2,248		348	12	0

HUS	07/2022	AUD	352		253	10	0
	07/2022	CAD	346		273	4	0
	07/2022	GBP	18		22	0	0
	07/2022	NZD	244		159	7	0
	07/2022		$303	AUD	440	1	0
	07/2022		94	DKK	630	0	(5)
	07/2022		446	EUR	427	2	(1)
	07/2022		995	JPY	133,100	0	(14)
	08/2022	AUD	440		$303	0	(1)
	08/2022	CNH	2,937		437	0	(1)
	08/2022	EUR	91		95	0	(1)
	08/2022		$175	IDR	2,569,281	0	(4)
	05/2023	CNH	2,951		$440	0	(2)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
IND	07/2022	CLP	172,997		$207	$19	$0
	08/2022		$271	CLP	229,841	0	(22)
	05/2023	CNH	3,014		$466	15	0

JPM	07/2022	CZK	92		4	0	0
	07/2022	MXN	6,128		301	0	(3)
	07/2022		$66	DKK	470	0	0
	08/2022	CNH	901		$134	0	(1)
	08/2022	IDR	5,414,257		365	3	0
	08/2022	ILS	705		221	18	0
	08/2022	KRW	845,093		664	8	0
	08/2022	SGD	3,131		2,278	24	0
	08/2022		$73	CNH	490	0	0
	08/2022		184	IDR	2,679,044	0	(5)
	08/2022		808	SGD	1,120	0	(1)
	12/2022	ILS	300		$97	10	0
	04/2023		298		91	4	0

MYI	07/2022	BRL	1,421		276	4	0
	07/2022	DKK	25,187		3,734	185	0
	07/2022	GBP	17		21	0	0
	07/2022		$271	BRL	1,421	0	0
	07/2022		64	CAD	83	0	0
	07/2022		653	DKK	4,593	0	(6)
	07/2022		577	JPY	78,587	2	0
	08/2022	DKK	4,584		$653	6	0
	08/2022	JPY	78,459		577	0	(2)
	08/2022	KRW	1,093,806		859	10	0
	08/2022	THB	20,851		605	15	0
	08/2022		$273	BRL	1,421	0	(4)

SCX	07/2022	ILS	441		$131	5	0
	07/2022		$209	CLP	172,997	0	(20)
	07/2022		117	GBP	95	0	(1)
	08/2022	CNH	4,621		$690	0	0
	09/2022	JPY	57,000		425	3	0
	09/2022	MYR	9,659		2,297	107	0
	09/2022		$1,071	MYR	4,733	2	0
	09/2022		95	ZAR	1,474	0	(5)
	10/2022	EUR	701		$747	7	0

SOG	07/2022		10,716		11,518	288	0

SSB	09/2022		$127	MYR	558	0	(1)

TOR	07/2022	AUD	24		$17	1	0
	07/2022	JPY	1,117,305		8,803	568	0
	09/2022		1,020,000		7,638	80	0

UAG	07/2022	MXN	80		4	0	0
	07/2022		$1,147	NOK	10,814	0	(49)
	09/2022	HKD	121		$15	0	0
	09/2022	MXN	1,493		75	2	0

Total Forward Foreign Currency Contracts						$2,440	$(350)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	500	$ 14	$36

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR	97.000	05/23/2025	200	$15	$69

Total Purchased Options						$29	$105

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	500	$(1)	$0
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	400	(2)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.400	08/17/2022	300	(1)	(1)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	500	(1)	0

BRC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600	08/17/2022	200	(1)	0

CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	100	0	0

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	08/17/2022	100	0	0

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.300	08/17/2022	100	0	0

JPM	Put - OTC CDX.HY-38 5-Year Index	Sell	95.000	08/17/2022	100	(1)	(2)
	Put - OTC iTraxx Crossover 37 5-Year Index	Sell	7.000	08/17/2022	100	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	300	(1)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	400	(1)	(2)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	08/17/2022	200	0	0

						$(11)	$(9)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	300	$ (1)	$(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	300	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310	01/11/2024	4,100	(13)	(34)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	08/19/2022	600	(5)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010	08/19/2022	600	(5)	(6)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	500	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	500	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	300	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	300	(1)	(1)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	200	(15)	(69)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/01/2022	700	(6)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/01/2022	700	(6)	(7)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	200	(1)	(1)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	100	0	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	100	0	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/02/2022	600	(3)	(3)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/02/2022	600	(3)	(4)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	12,400	(24)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	12,400	(24)	(284)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	200	(1)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	100	(1)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	500	(4)	(4)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697%	04/02/2024	500	$ (4)	$(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	1,000	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	1,000	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	300	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	300	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	400	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	400	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	200	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	200	0	(1)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.370	08/18/2022	300	(2)	(1)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.070	08/18/2022	300	(2)	(2)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/06/2022	100	(1)	(1)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/06/2022	100	(1)	(1)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	09/07/2022	300	(2)	(2)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100	09/07/2022	300	(2)	(2)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	1,200	(8)	(3)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	100	(1)	(1)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	07/12/2022	600	(5)	0

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	200	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	200	(1)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	200	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	1,000	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	1,000	(2)	(4)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	500	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	500	(1)	(2)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	400	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	400	(1)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	09/09/2022	400	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150	09/09/2022	400	(3)	(3)

							$ (197)	$(496)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	1,750	$(2)	$0
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	1,000	(1)	0

						$(3)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MSC	Call - OTC Fannie Mae, TBA 2.500% due 09/01/2052	$91.359	09/07/2022	100	$(1)	$(1)

SAL	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	98.234	09/07/2022	300	(2)	(1)
	Call - OTC Fannie Mae, TBA 4.500% due 09/01/2052	100.234	09/07/2022	300	(1)	(2)

					$(4)	$(4)

Total Written Options					$(215)	$(509)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	Brazil Government International Bond	(1.000)%	Quarterly	12/20/2025	2.301%	$	300	$14	$(2)	$12	$0
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.319		400	(10)	7	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate		Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
											Asset	Liability
BRC	China Government International Bond	(1.000	) %	Quarterly	06/20/2023	0.285%	$	200	$(4)	$2	$0	$(2)
	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.319		500	(12)	8	0	(4)

GST	China Government International Bond	(1.000)		Quarterly	06/20/2023	0.285		300	(6)	4	0	(2)

HUS	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.319		200	(5)	4	0	(1)

JPM	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.319		200	(5)	4	0	(1)

									$(28)	$27	$12	$(13)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.894%	$	200	$(5)	$6	$1	$0

GST	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2026	0.681		400	10	(5)	5	0

								$5	$1	$6	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 700	$527	$3	$(2)	$1	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	800	552	0	1	1	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	700	483	(2)	0	0	(2)

							$1	$(1)	$2	$(2)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month MYR-KLIBOR	4.000%	Quarterly	06/15/2027	MYR	1,000	$(3)	$5	$2	$0
	Pay	3-Month MYR-KLIBOR	4.250	Quarterly	06/15/2027		2,100	5	5	10	0
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	03/16/2032		3,500	12	43	55	0
	Pay	6-Month THB-THBFIX	2.000	Semi-Annual	03/16/2032	THB	2,800	0	(6)	0	(6)
	Pay	6-Month THB-THBFIX	2.750	Semi-Annual	06/15/2032		4,400	(1)	(1)	0	(2)
	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		100	0	0	0	0

BPS	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		9,800	2	7	9	0

CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	200	0	2	2	0

GLM	Pay	3-Month MYR-KLIBOR	4.000	Quarterly	06/15/2027		1,200	(3)	5	2	0
	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032	THB	2,200	0	2	2	0

NGF	Pay	1-Day INR-MIBOR Compounded-OIS	6.750	Semi-Annual	06/15/2027	INR	19,030	(1)	0	0	(1)
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	400	(1)	5	4	0

SCX	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		300	(1)	4	3	0

								$9	$71	$89	$(9)

Total Swap Agreements								$(13)	$98	$109	$(24)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
BOA	285	36	67	388	(35)	(45)	(8)	(88)	300	(300)	0
BPS	57	69	21	147	(83)	(72)	(3)	(158)	(11)	0	(11)
BRC	450	0	1	451	(7)	(1)	(6)	(14)	437	(260)	177
CBK	82	0	3	85	(68)	(11)	0	(79)	6	0	6
DUB	55	0	0	55	(5)	(11)	0	(16)	39	0	39
GLM	101	0	4	105	(3)	(330)	(2)	(335)	(230)	269	39
GST	0	0	5	5	0	0	(2)	(2)	3	0	3
HUS	24	0	0	24	(29)	0	(1)	(30)	(6)	0	(6)
IND	34	0	0	34	(22)	0	0	(22)	12	0	12
JPM	67	0	0	67	(10)	(9)	(1)	(20)	47	0	47
MSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
MYI	222	0	0	222	(12)	0	0	(12)	210	0	210
NGF	0	0	4	4	0	(24)	(1)	(25)	(21)	0	(21)
SAL	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
SCX	124	0	3	127	(26)	0	0	(26)	101	(110)	(9)
SOG	288	0	0	288	0	0	0	0	288	(340)	(52)
SSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	649	0	0	649	0	0	0	0	649	(630)	19
UAG	2	0	0	2	(49)	0	0	(49)	(47)	0	(47)

Total Over the Counter	$2,440	$105	$109	$2,654	$(350)	$(509)	$(24)	$(883)

(m)

Securities with an aggregate market value of $269 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Schedule of Investments	PIMCO Global Core Bond (Hedged) Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$179	$179
Swap Agreements	0	2	0	0	799	801

	$0	$2	$0	$0	$978	$980

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,440	$0	$2,440
Purchased Options	0	0	0	0	105	105
Swap Agreements	0	18	0	2	89	109

	$0	$18	$0	$2,442	$194	$2,654

	$0	$20	$0	$2,442	$1,172	$3,634

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	465	465
Swap Agreements	0	7	0	0	333	340

	$0	$7	$0	$0	$802	$809

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$350	$0	$350
Written Options	0	9	0	0	500	509
Swap Agreements	0	13	0	2	9	24

	$0	$22	$0	$352	$509	$883

	$0	$29	$0	$352	$1,311	$1,692

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	642	642
Swap Agreements	0	(85)	0	0	(2,298)	(2,383)

	$0	$(85)	$0	$0	$(1,649)	$(1,734)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,251	$0	$3,251
Purchased Options	0	0	0	(3)	(22)	(25)
Written Options	0	35	0	3	90	128
Swap Agreements	0	34	0	0	4	38

	$0	$69	$0	$3,251	$72	$3,392

	$0	$(16)	$0	$3,251	$(1,577)	$1,658

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(38)	(38)
Swap Agreements	0	4	0	0	(1,336)	(1,332)

	$0	$4	$0	$0	$(1,375)	$(1,371)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,256	$0	$2,256
Purchased Options	0	0	0	0	82	82
Written Options	0	(11)	0	0	(273)	(284)
Swap Agreements	0	(31)	0	1	72	42

	$0	$(42)	$0	$2,257	$(119)	$2,096

	$0	$(38)	$0	$2,257	$(1,494)	$725

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$13	$0	$13
Australia
Corporate Bonds & Notes	0	386	0	386
Sovereign Issues	0	1,206	0	1,206
Canada
Corporate Bonds & Notes	0	172	0	172
Non-Agency Mortgage-Backed Securities	0	42	0	42
Sovereign Issues	0	102	0	102
Cayman Islands
Asset-Backed Securities	0	7,345	0	7,345
Corporate Bonds & Notes	0	740	0	740
Non-Agency Mortgage-Backed Securities	0	78	0	78
China
Sovereign Issues	0	1,009	0	1,009
Denmark
Corporate Bonds & Notes	0	3,854	0	3,854
France
Corporate Bonds & Notes	0	1,154	0	1,154
Sovereign Issues	0	1,594	0	1,594
Germany
Corporate Bonds & Notes	0	1,957	0	1,957
Ireland
Asset-Backed Securities	0	1,882	0	1,882
Corporate Bonds & Notes	0	185	0	185
Israel
Sovereign Issues	0	480	0	480
Italy
Corporate Bonds & Notes	0	555	0	555
Sovereign Issues	0	408	0	408
Japan
Corporate Bonds & Notes	0	1,351	0	1,351
Sovereign Issues	0	4,171	0	4,171
Luxembourg
Corporate Bonds & Notes	0	209	0	209
Malaysia
Corporate Bonds & Notes	0	426	0	426
Sovereign Issues	0	432	0	432
Netherlands
Corporate Bonds & Notes	0	799	0	799
Non-Agency Mortgage-Backed Securities	0	1,414	0	1,414
Preferred Securities	0	54	0	54
New Zealand
Sovereign Issues	0	103	0	103
Norway
Sovereign Issues	0	62	0	62
Peru
Sovereign Issues	0	806	0	806
Qatar
Corporate Bonds & Notes	0	157	0	157
Sovereign Issues	0	383	0	383
Romania
Sovereign Issues	0	492	0	492
Saudi Arabia
Sovereign Issues	0	288	0	288
Serbia
Sovereign Issues	0	143	0	143
Singapore
Corporate Bonds & Notes	0	200	0	200
Sovereign Issues	0	1,714	0	1,714
South Korea
Sovereign Issues	0	1,437	0	1,437

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Spain
Corporate Bonds & Notes	$0	$421	$0	$421
Sovereign Issues	0	590	0	590
Switzerland
Corporate Bonds & Notes	0	1,404	0	1,404
Thailand
Sovereign Issues	0	808	0	808
United Arab Emirates
Sovereign Issues	0	178	0	178
United Kingdom
Corporate Bonds & Notes	0	5,176	0	5,176
Non-Agency Mortgage-Backed Securities	0	4,085	0	4,085
Preferred Securities	0	45	0	45
Sovereign Issues	0	493	0	493
United States
Asset-Backed Securities	0	4,992	0	4,992
Corporate Bonds & Notes	0	7,088	0	7,088
Loan Participations and Assignments	0	69	0	69
Municipal Bonds & Notes	0	265	0	265
Non-Agency Mortgage-Backed Securities	0	9,957	0	9,957
Preferred Securities	0	674	0	674
U.S. Government Agencies	0	19,008	0	19,008
U.S. Treasury Obligations	0	5,884	0	5,884
Short-Term Instruments
Repurchase Agreements	0	462	0	462
Argentina Treasury Bills	0	32	0	32
Germany Treasury Bills	0	734	0	734
Israel Treasury Bills	0	2,506	0	2,506
Japan Treasury Bills	0	14,177	0	14,177

	$0	$116,851	$0	$116,851

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,507	$0	$0	$4,507

Total Investments	$4,507	$116,851	$0	$121,358

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(10,926)	$0	$(10,926)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	27	953	0	980
Over the counter	0	2,654	0	2,654

	$27	$3,607	$0	$3,634

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(380)	(420)	0	(800)
Over the counter	0	(883)	0	(883)

	$(380)	$(1,303)	$0	$(1,683)

Total Financial Derivative Instruments	$(353)	$2,304	$0	$1,951

Totals	$4,154	$108,229	$0	$112,383

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$688	$5	$0	$0	$(14)	$679	$5	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,520	$23,013	$(20,700)	$(25)	$20	$3,828	$14	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty.

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities,

and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions,

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Notes to Financial Statements	(Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States,

counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee		Servicing Fee

Administrative Class	—		0.15%

Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

Notes to Financial Statements	(Cont.)

Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

On December 4, 2020, the SEC granted an order approving the substitutions of shares of certain mutual funds offered as investment options to certain variable annuity and variable life insurance contracts issued by the insurance company requesting such order with shares of certain other mutual funds, including the Portfolio. As a condition of this order, the SEC required that PIMCO enter into a written contract with the Portfolio to limit expenses as required by the order. Accordingly, pursuant to a Fund Substitution Expense Limitation Agreement dated April 21, 2021, PIMCO has agreed to waive, reduce or reimburse, for the Portfolio, all or any portion of fees by an amount sufficient to reduce the Administrative Class’s annualized expenses to 0.99%. This Expense Limitation Agreement will expire on June 20, 2023. The waiver will be, if applicable, reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, no amounts were waived or reimbursed under this Expense Limitation Agreement.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$187,641	$196,376	$19,778	$38,243

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	183	$1,667	6,156	$60,215
Issued as reinvestment of distributions

Administrative Class	188	1,670	310	3,029
Cost of shares redeemed

Administrative Class	(1,169)	(10,609)	(2,170)	(21,292)

Net increase (decrease) resulting from Portfolio share transactions	(798)	$(7,272)	4,296	$41,952

†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

As of June 30, 2022, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 87% of the Portfolio and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$121,605	$6,201	$(19,260)	$(13,059)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	51

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	MSC	Morgan Stanley & Co. LLC.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit

AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone

BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	USD (or $)	United States Dollar

CZK	Czech Koruna	MXN	Mexican Peso	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	MUTKCALM	Tokyo Overnight Average Rate	SRFXON3	Swiss Overnight Rate Average (6PM)

CDX.HY	Credit Derivatives Index - High Yield	SIBCSORA	Singapore Overnight Rate Average	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate	US0001M	ICE 1-Month USD LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day	SOFR30A	30-day Secured Overnight Financing Rate Average	US0003M	ICE 3-Month USD LIBOR

EUR003M	3 Month EUR Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index

Municipal Bond or Agency Abbreviations:

NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	KLIBOR	Kuala Lumpur Interbank Offered Rate	PIK	Payment-in-Kind

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation	MIBOR	Mumbai Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

EURIBOR	Euro Interbank Offered Rate

52	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2022	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT07SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Global Diversified Allocation Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 – after the reporting period ended – the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National MunicipalIntermediate Value Fund and PIMCO National Municipal OpportunisticValue Fund (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Global Diversified Allocation Portfolio (Cont.)

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at

www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

6	PIMCO VARIABLE INSURANCE TRUST

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of June 30, 2022†§

PIMCO Total Return Fund IV	15.7%

PIMCO Short-Term Fund	15.5%

PIMCO StocksPLUS® International Fund (Unhedged)	10.1%

PIMCO Investment Grade Credit Bond Fund	5.2%

PIMCO Income Fund	5.2%

PIMCO Real Return Fund	5.2%

PIMCO StocksPLUS® Fund	5.1%

PIMCO RAE International Fund	5.1%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5.1%

PIMCO RAE PLUS EMG Fund	5.0%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	(16.64)%	(15.67)%	2.55%	4.26%	3.97%
PIMCO Global Diversified Allocation Portfolio Advisor Class	(16.70)%	(15.81)%	2.46%	—	3.47%
60% MSCI World Index/40% Bloomberg U.S. Aggregate Index±	(16.47)%	(12.53)%	5.23%	6.49%	6.17%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of a group of developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 1.53% for Administrative Class shares, and 1.63% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg U.S. Aggregate Index by investing in a combination of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National MunicipalIntermediate Value Fund and PIMCO National Municipal OpportunisticValue Fund (“Underlying PIMCO Funds”), and other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”) and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to equities detracted from absolute performance, as underlying PIMCO equity funds and S&P 500 futures posted negative returns.

»	Exposure to fixed income detracted from absolute performance, as underlying PIMCO fixed income funds posted negative returns.

»

The Portfolio’s volatility management strategy, implemented using S&P 500 futures, detracted from performance due to adverse equity positioning and trading, including overweight exposure to equity in January 2022, during which the S&P 500 Index fell.

»	Active management detracted from relative performance, as most of the underlying PIMCO funds underperformed their respective benchmarks.

»

Within the Portfolio’s equity allocation, overweight exposure to value stocks through the PIMCO RAE PLUS Small Fund, PIMCO RAE International Fund, and PIMCO RAE PLUS EMG Fund contributed to relative performance, as the value sector outperformed the broader equity market.

»	Put options on the S&P 500 Index, used for tail risk hedging, contributed to performance, as the S&P 500 posted negative returns.

»	There were no other material contributors for this Portfolio.

8	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$833.60	$2.11	$1,000.00	$1,022.22	$2.33	0.47%
Advisor Class	1,000.00	833.00	2.56	1,000.00	1,021.73	2.83	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(C)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Administrative Class

01/01/2022 - 06/30/2022+	$11.03	$0.17	$(1.85)	$(1.68)	$(0.25)	$(2.85)	$(3.10)

12/31/2021	10.62	0.76	0.14	0.90	(0.49)	0.00	(0.49)

12/31/2020	11.36	0.30	0.05	0.35	(0.33)	(0.76)	(1.09)

12/31/2019	9.58	0.32	1.75	2.07	(0.29)	0.00	(0.29)

12/31/2018	10.97	0.27	(1.23)	(0.96)	(0.21)	(0.22)	(0.43)

12/31/2017	9.66	0.29	1.33	1.62	(0.31)	0.00	(0.31)
Advisor Class

01/01/2022 - 06/30/2022+	10.37	0.13	(1.71)	(1.58)	(0.25)	(2.85)	(3.10)

12/31/2021	10.55	0.91	(0.02)	0.89	(1.07)	0.00	(1.07)

12/31/2020	11.30	0.29	0.04	0.33	(0.32)	(0.76)	(1.08)

12/31/2019	9.53	0.32	1.73	2.05	(0.28)	0.00	(0.28)

12/31/2018	10.92	0.27	(1.24)	(0.97)	(0.20)	(0.22)	(0.42)

12/31/2017	9.61	0.29	1.32	1.61	(0.30)	0.00	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which the Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.25	(16.64)%	$1	0.47	%*	1.00	%*	0.47	%*	1.00	%*	3.37	%*	5%

11.03	8.60	11	0.47		1.00		0.47		1.00		7.04		15

10.62	4.15	757,485	0.47		1.00		0.47		1.00		2.85		23

11.36	21.71	808,461	0.47		1.00		0.47		1.00		3.00		19

9.58	(8.94)	752,593	0.47		1.00		0.47		1.00		2.53		16

10.97	16.87	838,361	0.47		1.00		0.47		1.00		2.83		2

5.69	(16.70)	186,600	0.57	*	1.10	*	0.57	*	1.10	*	2.95	*	5

10.37	8.51	226,050	0.57		1.10		0.57		1.10		8.46		15

10.55	3.99	218,035	0.57		1.10		0.57		1.10		2.76		23

11.30	21.61	218,006	0.57		1.10		0.57		1.10		2.97		19

9.53	(9.06)	163,649	0.57		1.10		0.57		1.10		2.49		16

10.92	16.86	151,288	0.57		1.10		0.57		1.10		2.77		2

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Global Diversified Allocation Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$566
Investments in Affiliates	180,438
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,096
Cash	1
Deposits with counterparty	1,908
Receivable for investments sold	802
Receivable for investments in Affiliates sold	3,848
Receivable for Portfolio shares sold	18
Interest and/or dividends receivable	1
Dividends receivable from Affiliates	282
Reimbursement receivable from PIMCO	83
Total Assets	189,043

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$262
Payable for investments in Affiliates purchased	2,002
Payable for Portfolio shares redeemed	11
Accrued investment advisory fees	68
Accrued supervisory and administrative fees	61
Accrued distribution fees	38
Total Liabilities	2,442

Net Assets	$186,601

Net Assets Consist of:

Paid in capital	$218,101
Distributable earnings (accumulated loss)	(31,500)

Net Assets	$186,601

Net Assets:

Administrative Class	$1
Advisor Class	186,600

Shares Issued and Outstanding:

Administrative Class	0
Advisor Class	32,780

Net Asset Value Per Share Outstanding(a):

Administrative Class	$6.25
Advisor Class	5.69

Cost of investments in securities	$566
Cost of investments in Affiliates	$192,490
Cost or premiums of financial derivative instruments, net	$1,270

* Includes repurchase agreements of:	$566

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Global Diversified Allocation Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$3
Dividends from Investments in Affiliates	3,533
Total Income	3,536

Expenses:

Investment advisory fees	451
Supervisory and administrative fees	401
Distribution and/or servicing fees - Advisor Class	251
Trustee fees	4
Total Expenses	1,107
Waiver and/or Reimbursement by PIMCO	(536)
Net Expenses	571

Net Investment Income (Loss)	2,965

Net Realized Gain (Loss):

Investments in Affiliates	(1,432)
Exchange-traded or centrally cleared financial derivative instruments	(10,391)

Net Realized Gain (Loss)	(11,823)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(27,025)
Exchange-traded or centrally cleared financial derivative instruments	(1,550)

Net Change in Unrealized Appreciation (Depreciation)	(28,575)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,433)

† A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,965	$44,662
Net realized gain (loss)	(11,823)	106,102
Net change in unrealized appreciation (depreciation)	(28,575)	(77,739)

Net Increase (Decrease) in Net Assets Resulting from Operations	(37,433)	73,025

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Administrative Class	(1)	(25,445)
Advisor Class	(67,900)	(22,056)

Total Distributions(a)	(67,901)	(47,501)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	65,874	(774,983)

Total Increase (Decrease) in Net Assets	(39,460)	(749,459)

Net Assets:

Beginning of period	226,061	975,520
End of period	$186,601	$226,061

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Global Diversified Allocation Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		$566

Total Short-Term Instruments (Cost $566)		566

Total Investments in Securities (Cost $566)		566

INVESTMENTS IN AFFILIATES 96.7%

MUTUAL FUNDS (a) 89.7%

PIMCO Emerging Markets Bond Fund	688,554	5,612

PIMCO Global Advantage® Strategy Bond Fund	750,213	7,525

PIMCO Income Fund	885,859	9,399

PIMCO International Bond Fund (U.S. Dollar-Hedged)	579,274	5,648

	SHARES	MARKET VALUE (000S)

PIMCO Investment Grade Credit Bond Fund	1,061,052	$9,433

PIMCO RAE International Fund	1,217,361	9,191

PIMCO RAE PLUS EMG Fund	1,493,768	9,127

PIMCO RAE PLUS Small Fund	691,303	9,028

PIMCO Real Return Fund	872,141	9,349

PIMCO Short-Term Fund	2,931,348	28,053

PIMCO StocksPLUS® Fund	917,445	9,266

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	1,196,871	9,144

PIMCO StocksPLUS® International Fund (Unhedged)	1,410,288	18,235

PIMCO Total Return Fund IV	2,921,620	28,369

Total Mutual Funds (Cost $179,389)		167,379

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%

PIMCO Short-Term Floating NAV Portfolio III	1,345,690	$13,059

Total Short-Term Instruments (Cost $13,101)		13,059

Total Investments in Affiliates (Cost $192,490)		180,438

Total Investments 97.0% (Cost $193,056)		$181,004

Financial Derivative Instruments (c) 0.4% (Cost or Premiums, net $1,270)		834

Other Assets and Liabilities, net 2.6%		4,763

Net Assets 100.0%		$186,601

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$566	U.S. Treasury Notes 3.000% due 06/30/2024	$(577)	$566	$566

Total Repurchase Agreements						$(577)	$566	$566

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$566	$0	$0	$566	$(577)	$(11)

Total Borrowings and Other Financing Transactions	$566	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,575.000	06/16/2023	31	$3	$244	$205
Put - CBOE S&P 500	2,925.000	06/16/2023	31	3	390	334
Put - CBOE S&P 500	3,300.000	06/16/2023	31	3	636	557

Total Purchased Options					$1,270	$1,096

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Global Diversified Allocation Portfolio	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2022	165	$31,263	$(741)	$0	$(262)

Total Futures Contracts				$(741)	$0	$(262)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1,096	$0	$0	$1,096	$0	$(262)	$0	$(262)

Cash of $1908 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,096	$0	$0	$1,096

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$262	$0	$0	$262

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,194	$0	$0	$1,194
Futures	0	0	(11,585)	0	0	(11,585)

	$0	$0	$(10,391)	$0	$0	$(10,391)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$270	$0	$0	$270
Futures	0	0	(1,820)	0	0	(1,820)

	$0	$0	$(1,550)	$0	$0	$(1,550)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$566	$0	$566

	$0	$566	$0	$566

Investments in Affiliates, at Value
Mutual Funds	167,379	0	0	167,379
Short-Term Instruments
Central Funds Used for Cash Management Purposes	13,059	0	0	13,059

	$180,438	$0	$0	$180,438

Total Investments	$180,438	$566	$0	$181,004

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,096	$0	$1,096

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(262)	$0	$0	$(262)

Total Financial Derivative Instruments	$(262)	$1,096	$0	$834

Totals	$180,176	$1,662	$0	$181,838

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Notes to Financial Statements	(Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Notes to Financial Statements	(Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2021	Purchases at Cost	Proceeds From Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$6,839	$389	$(218)	$(16)	$(1,382)	$5,612	$137	$0

PIMCO Global Advantage® Strategy Bond Fund	9,090	330	(900)	(3)	(992)	7,525	131	0

PIMCO Income Fund	11,368	458	(1,202)	(53)	(1,172)	9,399	229	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	6,798	166	(716)	(19)	(581)	5,648	53	0

PIMCO Investment Grade Credit Bond Fund	11,400	527	(577)	(47)	(1,870)	9,433	195	0

PIMCO RAE International Fund	11,294	442	(1,240)	(81)	(1,224)	9,191	0	0

PIMCO RAE PLUS EMG Fund	11,361	1,456	(561)	(51)	(3,078)	9,127	641	0

PIMCO RAE PLUS Small Fund	11,215	1,552	(1,237)	(785)	(1,717)	9,028	876	0

PIMCO Real Return Fund	11,484	533	(1,228)	19	(1,459)	9,349	433	0

PIMCO Short-Term Fund	33,980	430	(5,713)	(53)	(591)	28,053	155	0

PIMCO Short-Term Floating NAV Portfolio III	15,340	30,642	(32,900)	(128)	105	13,059	41	0

PIMCO StocksPLUS® Fund	11,260	1,122	(576)	(26)	(2,514)	9,266	39	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	11,296	167	(668)	62	(1,713)	9,144	168	0

PIMCO StocksPLUS® International Fund (Unhedged)	22,640	1,594	(848)	(164)	(4,987)	18,235	125	0

PIMCO Total Return Fund IV	34,104	1,130	(2,928)	(87)	(3,850)	28,369	310	0

Totals	$219,469	$40,938	$(51,512)	$(1,432)	$(27,025)	$180,438	$3,533	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of

SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Notes to Financial Statements	(Cont.)

the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk   is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk   is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired

SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Notes to Financial Statements	(Cont.)

level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Model Risk  is the risk that the Portfolio’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Portfolio.

Commodity Risk   is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk   is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk   is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”).

Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to

SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements	(Cont.)

achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading;

violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

PIMCO has contractually agreed, through May 1, 2023, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, up to a maximum waived amount that is equal to the Portfolio’s aggregate Investment Advisory Fee and Supervisory and Administrative Fee. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amount was $536,405.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$0	$10,297	$18,612

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Administrative Class	0	$0	1,430	$15,666

Advisor Class	562	4,853	765	8,183
Issued as reinvestment of distributions

Administrative Class	0	1	2,327	25,445

Advisor Class	11,193	67,900	2,077	22,056
Cost of shares redeemed

Administrative Class	(1)	(9)	(75,109)	(827,902)

Advisor Class	(775)	(6,871)	(1,715)	(18,431)

Net increase (decrease) resulting from Portfolio share transactions	10,979	$65,874	(70,225)	$(774,983)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)	June 30, 2022	(Unaudited)

As of June 30, 2022, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$200,821	$2,913	$(22,375)	$(19,462)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

32	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:

S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

TBA	To-Be-Announced

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

34	PIMCO VARIABLE INSURANCE TRUST

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolio estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Global Diversified Allocation Portfolio
Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.1402	$0.0000	$0.0000	$0.1402

June 2022	$0.1055	$0.0000	$0.0000	$0.1055

Advisor Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.1387	$0.0000	$0.0000	$0.1387

June 2022	$0.1140	$0.0000	$0.0000	$0.1140

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT09SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Global Managed Asset Allocation Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Global Managed Asset Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Managed Asset Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

4	PIMCO VARIABLE INSURANCE TRUST

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark

Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Managed Asset Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for

6	PIMCO VARIABLE INSURANCE TRUST

purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of June 30, 2022†§

Short-Term Instruments‡	45.5%

U.S. Government Agencies	13.6%

Asset-Backed Securities	9.8%

Mutual Funds	9.1%

U.S. Treasury Obligations	5.5%

Common Stocks	5.5%

Corporate Bonds & Notes	5.0%

Sovereign Issues	3.5%

Non-Agency Mortgage-Backed Securities	1.7%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Managed Asset Allocation Portfolio Institutional Class	(19.06)%	(15.04)%	4.74%	3.84%	3.46%
PIMCO Global Managed Asset Allocation Portfolio Administrative Class	(19.21)%	(15.26)%	4.56%	3.67%	5.03%
PIMCO Global Managed Asset Allocation Portfolio Advisor Class	(19.26)%	(15.26)%	4.46%	3.57%	4.93%
60% MSCI World Index/40% Bloomberg U.S. Aggregate Index±	(16.47)%	(12.53)%	5.23%	6.49%	7.74%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 1.17% for Institutional Class shares, 1.32% for Administrative class shares, and 1.42% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Managed Asset Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. equities detracted from relative performance, as these securities posted negative returns over the period.

»	Overweight exposure to securitized credit, principally non-agency mortgage-backed securities, detracted from relative performance, as these securities generally posted negative returns.

»	Exposure to select emerging market country debt detracted from performance, as these securities posted negative returns.

»	Overweight exposure to Japanese equities detracted from relative performance, as these securities generally posted negative returns.

»	European duration positioning, particularly overweight exposure to the long portion of the yield curve, detracted from relative performance, as the curve rose.

»	Underweight exposure to emerging market equities contributed to relative performance, as emerging markets equities fell over the period.

»	U.S. duration positioning, particularly underweight exposure to the intermediate portion of the yield curve, contributed to performance, as these parts of the curve rose.

»	There were no other material contributors for this Fund.

8	PIMCO VARIABLE INSURANCE TRUST

Expense Example	PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$809.40	$3.82	$1,000.00	$1,020.30	$4.26	0.86%
Administrative Class	1,000.00	807.90	4.48	1,000.00	1,019.57	5.00	1.01
Advisor Class	1,000.00	807.40	4.92	1,000.00	1,019.08	5.50	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Global Managed Asset Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total	Net Asset Value End of Year or Period(a)
Institutional Class

01/01/2022 - 06/30/2022+	$12.91	$0.09	$(2.46)	$(2.37)	$(0.11)	$(1.98)	$(2.09)	$8.45

12/31/2021	13.15	0.21	1.39	1.60	(0.35)	(1.49)	(1.84)	12.91

12/31/2020	12.53	0.13	1.72	1.85	(0.99)	(0.24)	(1.23)	13.15

12/31/2019	10.94	0.29	1.58	1.87	(0.28)	0.00	(0.28)	12.53

12/31/2018	12.83	0.31	(0.97)	(0.66)	(0.23)	(1.00)	(1.23)	10.94

12/31/2017	11.50	0.27	1.36	1.63	(0.30)	0.00	(0.30)	12.83
Administrative Class

01/01/2022 - 06/30/2022+	12.95	0.08	(2.45)	(2.37)	(0.11)	(1.98)	(2.09)	8.49

12/31/2021	13.15	0.16	1.41	1.57	(0.28)	(1.49)	(1.77)	12.95

12/31/2020	12.53	0.12	1.72	1.84	(0.98)	(0.24)	(1.22)	13.15

12/31/2019	10.94	0.26	1.59	1.85	(0.26)	0.00	(0.26)	12.53

12/31/2018	12.83	0.29	(0.97)	(0.68)	(0.21)	(1.00)	(1.21)	10.94

12/31/2017	11.50	0.25	1.36	1.61	(0.28)	0.00	(0.28)	12.83
Advisor Class

01/01/2022 - 06/30/2022+	12.99	0.07	(2.47)	(2.40)	(0.10)	(1.98)	(2.08)	8.51

12/31/2021	13.22	0.17	1.41	1.58	(0.32)	(1.49)	(1.81)	12.99

12/31/2020	12.60	0.10	1.72	1.82	(0.96)	(0.24)	(1.20)	13.22

12/31/2019	10.99	0.25	1.61	1.86	(0.25)	0.00	(0.25)	12.60

12/31/2018	12.89	0.28	(0.98)	(0.70)	(0.20)	(1.00)	(1.20)	10.99

12/31/2017	11.55	0.23	1.37	1.60	(0.26)	0.00	(0.26)	12.89

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which the Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets(e)
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

(19.12)%	$1,180	0.85	%*	1.03	%*	0.83	%*	1.01	%*	1.55	%*	131%

12.86	1,420	0.80		1.00		0.79		0.99		1.61		108

17.01	1,166	0.82		1.02		0.80		1.00		1.06		360

17.23	1,972	0.88		1.04		0.83		0.99		2.41		694

(5.32)	1,687	0.90		1.05		0.84		0.99		2.46		693

14.24	1,789	0.88		1.03		0.84		0.99		2.20		381

(19.12)	1,648	1.00	*	1.18	*	0.98	*	1.16	*	1.39	*	131

12.63	2,971	0.95		1.15		0.94		1.14		1.19		108

16.83	148,037	0.97		1.17		0.95		1.15		0.96		360

17.06	150,211	1.03		1.19		0.98		1.14		2.22		694

(5.46)	151,493	1.05		1.20		0.99		1.14		2.28		693

14.08	190,344	1.03		1.18		0.99		1.14		2.01		381

(19.26)	339,285	1.10	*	1.28	*	1.08	*	1.26	*	1.30	*	131

12.60	435,199	1.05		1.25		1.04		1.24		1.33		108

16.62	447,404	1.07		1.27		1.05		1.25		0.86		360

17.05	440,736	1.13		1.29		1.08		1.24		2.12		694

(5.61)	436,873	1.15		1.30		1.09		1.24		2.18		693

13.99	549,934	1.13		1.28		1.09		1.24		1.90		381

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Consolidated Statement of Assets and Liabilities	PIMCO Global Managed Asset Allocation Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$238,351
Investments in Affiliates	136,258
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,686
Over the counter	6,452
Cash	3
Deposits with counterparty	13,905
Foreign currency, at value	3,912
Receivable for investments sold	737
Receivable for investments sold on a delayed-delivery basis	264
Receivable for TBA investments sold	99,675
Interest and/or dividends receivable	1,082
Dividends receivable from Affiliates	280
Reimbursement receivable from PIMCO	45
Other assets	1
Total Assets	502,651

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$6,764
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,413
Over the counter	4,692
Payable for investments purchased	86
Payable for investments in Affiliates purchased	205
Payable for TBA investments purchased	140,350
Deposits from counterparty	4,497
Payable for Portfolio shares redeemed	149
Accrued investment advisory fees	267
Accrued supervisory and administrative fees	20
Accrued distribution fees	70
Other liabilities	25
Total Liabilities	160,538

Net Assets	$342,113

Net Assets Consist of:

Paid in capital	$426,718
Distributable earnings (accumulated loss)	(84,605)

Net Assets	$342,113

Net Assets:

Institutional Class	$1,180
Administrative Class	1,648
Advisor Class	339,285

Shares Issued and Outstanding:

Institutional Class	140
Administrative Class	193
Advisor Class	39,855

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.45
Administrative Class	8.49
Advisor Class	8.51

Cost of investments in securities	$256,031
Cost of investments in Affiliates	$143,297
Cost of foreign currency held	$3,963
Proceeds received on short sales	$6,763
Cost or premiums of financial derivative instruments, net	$(3,434)

* Includes repurchase agreements of:	$21,807

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations	PIMCO Global Managed Asset Allocation Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,469
Dividends, net of foreign taxes**	163
Dividends from Investments in Affiliates	1,920
Total Income	4,552

Expenses:

Investment advisory fees	1,780
Supervisory and administrative fees	127
Distribution and/or servicing fees - Administrative Class	2
Distribution and/or servicing fees - Advisor Class	468
Trustee fees	7
Interest expense	46
Total Expenses	2,430
Waiver and/or Reimbursement by PIMCO	(335)
Net Expenses	2,095

Net Investment Income (Loss)	2,457

Net Realized Gain (Loss):

Investments in securities	(7,672)
Investments in Affiliates	(5,046)
Exchange-traded or centrally cleared financial derivative instruments	(40,713)
Over the counter financial derivative instruments	(1,210)
Short sales	58
Foreign currency	(630)

Net Realized Gain (Loss)	(55,213)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(15,744)
Investments in Affiliates	(6,517)
Exchange-traded or centrally cleared financial derivative instruments	(9,232)
Over the counter financial derivative instruments	2,039
Foreign currency assets and liabilities	6

Net Change in Unrealized Appreciation (Depreciation)	(29,448)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(82,204)

* Foreign tax withholdings - Interest	$23

** Foreign tax withholdings - Dividends	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Consolidated Statements of Changes in Net Assets	PIMCO Global Managed Asset Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,457	$6,777
Net realized gain (loss)	(55,213)	72,873
Net change in unrealized appreciation (depreciation)	(29,448)	(18,214)

Net Increase (Decrease) in Net Assets Resulting from Operations	(82,204)	61,436

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(238)	(170)
Administrative Class	(381)	(18,619)
Advisor Class	(66,882)	(58,713)

Total Distributions(a)	(67,501)	(77,502)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	52,228	(140,951)

Total Increase (Decrease) in Net Assets	(97,477)	(157,017)

Net Assets:

Beginning of period	439,590	596,607
End of period	$342,113	$439,590

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 69.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$500	$479

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 «~		200	185

Carnival Corp.
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		398	358

United Airlines, Inc.
5.150% - 5.392% (LIBOR01M + 3.750%) due 04/21/2028 ~		99	92

Viad Corp.
6.666% (LIBOR01M + 5.000%) due 07/30/2028 «~		347	327

Total Loan Participations and Assignments (Cost $1,552)			1,441

CORPORATE BONDS & NOTES 5.5%

BANKING & FINANCE 2.2%

Ally Financial, Inc.
8.000% due 11/01/2031		800	890

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		200	181
5.125% due 06/16/2025		700	670
5.584% due 03/18/2024		200	199

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	200	185

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(b)		$1,200	168

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		100	84

Sunac China Holdings Ltd.
8.350% due 04/19/2023 ^(b)		800	122

UniCredit SpA
7.830% due 12/04/2023		3,050	3,160

Ursa Re II Ltd.
5.448% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		1,100	1,098

VICI Properties LP
3.875% due 02/15/2029		700	603

			7,360

INDUSTRIALS 2.6%

Air Canada
4.625% due 08/15/2029	CAD	100	66

American Airlines Pass-Through Trust
3.700% due 04/01/2028		$300	261

Berry Global, Inc.
4.875% due 07/15/2026		1,995	1,908

Broadcom, Inc.
3.137% due 11/15/2035		208	158

Caesars Entertainment, Inc.
6.250% due 07/01/2025		400	387

Carnival Corp.
4.000% due 08/01/2028		400	329

DAE Funding LLC
1.625% due 02/15/2024		700	663

Energy Transfer LP
3.750% due 05/15/2030		1,100	992

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		900	800

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		1,200	1,029

Petroleos de Venezuela SA
3.250% due 02/05/2028	EUR	700	577

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	900	1,034

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
6.625% due 06/01/2027		$400	$382

Wynn Las Vegas LLC
5.250% due 05/15/2027		400	343

			8,929

UTILITIES 0.7%

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024		1,700	1,669

Pacific Gas & Electric Co.
2.500% due 02/01/2031		1,100	843

			2,512

Total Corporate Bonds & Notes (Cost $22,318)			18,801

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (a)		1,300	1,074

Total Convertible Bonds & Notes (Cost $1,274)			1,074

U.S. GOVERNMENT AGENCIES 14.9%

Ginnie Mae
0.382% due 08/20/2068 •		635	619
1.671% due 09/20/2071 •		3,277	3,283

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2052		3,100	2,785
3.000% due 09/01/2052		5,900	5,483
3.500% due 08/01/2052		40,400	38,819

Total U.S. Government Agencies (Cost $50,918)			50,989

U.S. TREASURY OBLIGATIONS 6.1%

U.S. Treasury Bonds
1.375% due 11/15/2040 (l)(n)		9,500	6,846

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2031 (l)		4,314	4,105
0.125% due 01/15/2032		8,134	7,728

U.S. Treasury Notes
1.875% due 02/15/2032		2,300	2,084

Total U.S. Treasury Obligations (Cost $24,554)			20,763

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%

Alliance Bancorp Trust
2.104% (US0001M + 0.480%) due 07/25/2037 ~		307	266

Bear Stearns Adjustable Rate Mortgage Trust
3.333% due 02/25/2036 ^~		18	17
3.440% due 07/25/2036 ^~		75	69

Countrywide Alternative Loan Trust
1.944% due 09/25/2047 •		119	109

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036		241	147

Hawksmoor Mortgages
1.703% due 05/25/2053 •	GBP	1,625	1,974

Impac CMB Trust
2.244% due 04/25/2035 •		$109	104
2.269% due 04/25/2035 •		141	133

Residential Accredit Loans, Inc. Trust
1.984% due 06/25/2046 •		224	57
6.000% due 12/25/2036		77	68

Residential Asset Securitization Trust
2.024% due 05/25/2035 •		364	254

Towd Point Mortgage Funding PLC
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~	GBP	1,177	1,428

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.284% (US0001M + 0.660%) due 01/25/2045 ~	$1,805	$1,726

Total Non-Agency Mortgage-Backed Securities (Cost $6,818)		6,352

ASSET-BACKED SECURITIES 10.8%

522 Funding CLO Ltd.
2.103% due 10/20/2031 •	600	586

Aames Mortgage Investment Trust
2.104% due 04/25/2036 •	92	86

ACE Securities Corp. Home Equity Loan Trust
2.104% due 06/25/2036 •	165	127
2.524% due 08/25/2035 •	150	147
3.424% due 06/25/2034 •	18	18

Anchorage Capital CLO Ltd.
2.094% due 07/15/2030 •	1,100	1,087

Apex Credit CLO Ltd.
3.086% due 09/20/2029 •	95	93

Apidos CLO
1.944% (US0003M + 0.900%) due 07/18/2029 ~	800	788

Ares CLO Ltd.
1.914% (US0003M + 0.870%) due 01/15/2029 ~	897	884

Argent Mortgage Loan Trust
2.104% due 05/25/2035 •	524	470

Argent Securities Trust
1.924% due 07/25/2036 •	375	332

Benefit Street Partners CLO Ltd.
2.074% (US0003M + 1.030%) due 01/17/2032 ~	200	195

Carlyle Global Market Strategies CLO Ltd.
2.361% due 08/14/2030 •	1,300	1,281

Catamaran CLO Ltd.
2.236% due 04/22/2030 •	696	687

CIT Mortgage Loan Trust
2.974% due 10/25/2037 •	636	633

Citigroup Mortgage Loan Trust, Inc.
2.059% (US0001M + 0.435%) due 11/25/2036 ~	82	81

Countrywide Asset-Backed Certificates
1.874% (US0001M + 0.250%) due 03/25/2037 ~	700	666

Countrywide Asset-Backed Certificates Trust
1.764% due 05/25/2035 •	309	300

Crestline Denali CLO Ltd.
2.324% due 10/23/2031 •	500	489

Elevation CLO Ltd.
2.134% (US0003M + 0.950%) due 10/25/2030 ~	700	687

First Franklin Mortgage Loan Trust
2.329% (US0001M + 0.705%) due 11/25/2036 ~	1,600	1,543

Fremont Home Loan Trust
1.759% due 10/25/2036 •	731	664
1.774% due 10/25/2036 •	2,048	972

Gallatin CLO Ltd.
2.134% due 07/15/2031 •	400	392

GoldenTree Loan Management U.S. CLO Ltd.
1.973% due 11/20/2030 •	700	685

IndyMac INDB Mortgage Loan Trust
1.764% due 07/25/2036 •	869	292

LCM LP
1.914% due 07/19/2027 •	858	843

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~	545	375

Lehman XS Trust
1.944% due 05/25/2036 •	511	568
4.157% due 06/25/2036 þ	606	608

Long Beach Mortgage Loan Trust
2.224% due 01/25/2036 •	1,258	1,161

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Magnetite Ltd.
2.291% due 11/15/2028 •		$789	$777

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	193	200

MP CLO Ltd.
1.934% due 10/18/2028 •		$490	481

Oaktree CLO Ltd.
2.246% (US0003M + 1.110%) due 04/22/2030 ~		300	293

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	600	609

Octagon Investment Partners Ltd.
2.411% due 02/14/2031 •		$400	391

OSD CLO Ltd.
1.914% due 04/17/2031 •		600	587

OZLM Ltd.
2.024% (US0003M + 0.980%) due 10/17/2029 ~		723	714
2.223% due 07/20/2032 •		500	488
2.536% (US0003M + 1.250%) due 10/30/2030 ~		297	297

Palmer Square CLO Ltd.
2.044% due 10/17/2031 •		200	196

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	461	478

Palmer Square Loan Funding Ltd.
1.844% (US0003M + 0.800%) due 10/15/2029 ~		$2,377	2,334
1.863% (US0003M + 0.800%) due 07/20/2029 ~		1,333	1,316

Popular ABS Mortgage Pass-Through Trust
1.954% (US0001M + 0.330%) due 07/25/2036 ~		154	148

Rad CLO Ltd.
2.304% (US0003M + 1.120%) due 07/24/2032 ~		800	778

Saranac CLO Ltd.
2.584% due 08/13/2031 •		500	490

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	500	509

Sound Point CLO Ltd.
2.043% due 10/20/2030 •		$1,350	1,326
2.164% due 07/25/2030 •		700	688
2.273% due 07/20/2032 •		600	585

Stratus CLO Ltd.
2.013% due 12/29/2029 •		492	484

Structured Asset Securities Corp. Mortgage Loan Trust
2.194% due 10/25/2036 •		92	90
2.419% due 02/25/2036 •		100	93

TCI-Symphony CLO Ltd.
2.041% due 10/13/2032 •		600	585

TCW CLO Ltd.
2.154% (US0003M + 0.970%) due 04/25/2031 ~		600	587

THL Credit Wind River Clo Ltd.
2.124% due 04/15/2031 •		700	683

Venture CLO Ltd.
1.924% due 07/15/2027 •		105	105
2.053% due 07/20/2030 •		600	590
2.446% due 07/30/2032 •		1,200	1,167

Vibrant CLO Ltd.
2.183% (US0003M + 1.120%) due 07/20/2032 ~		300	293

Voya CLO Ltd.
2.044% (US0003M + 1.000%) due 10/15/2030 ~		300	295

Wellfleet CLO Ltd.
1.953% due 07/20/2029 •		430	426

Total Asset-Backed Securities (Cost $37,511)			36,823

SOVEREIGN ISSUES 3.8%

Argentina Government International Bond
0.500% due 07/09/2030 þ		441	93
1.125% due 07/09/2035 þ		289	60

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
15.500% due 10/17/2026	ARS	10,280	$12
47.331% (BADLARPP) due 10/04/2022 ~		3,700	3

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	1,245,000	1,217

Colombian TES
6.250% due 11/26/2025	COP	20,859,100	4,409
7.750% due 09/18/2030		17,500,000	3,411

Israel Government International Bond
0.750% due 07/31/2022	ILS	2,200	630

Peru Government International Bond
1.862% due 12/01/2032		$800	608
5.400% due 08/12/2034	PEN	6,000	1,266

Qatar Government International Bond
3.875% due 04/23/2023		$1,400	1,406

Total Sovereign Issues (Cost $14,847)			13,115

		SHARES
COMMON STOCKS 6.0%

COMMUNICATION SERVICES 0.1%

Activision Blizzard, Inc.		5,990	466

HEALTH CARE 2.6%

AbbVie, Inc.		2,553	391

Cigna Corp.		730	192

Elevance Health, Inc.		1,971	951

Exact Sciences Corp. (c)		2,800	110

Exelixis, Inc. (c)		24,317	506

Halozyme Therapeutics, Inc. (c)		11,447	504

Hologic, Inc. (c)		7,450	516

Humana, Inc.		2,487	1,164

Incyte Corp. (c)		5,772	439

Merck & Co., Inc.		6,387	582

Molina Healthcare, Inc. (c)		789	221

Neurocrine Biosciences, Inc. (c)		1,464	143

Regeneron Pharmaceuticals, Inc. (c)		1,440	851

Seagen, Inc. (c)		1,926	341

United Therapeutics Corp. (c)		2,125	501

Vertex Pharmaceuticals, Inc. (c)		5,404	1,523

			8,935

INDUSTRIALS 1.6%

ABB Ltd.		11,629	310

AMETEK, Inc.		7,331	806

Caterpillar, Inc.		3,362	601

Deere & Co.		968	290

Eaton Corp. PLC		4,383	552

Emerson Electric Co.		6,977	555

FANUC Corp.		2,783	436

GXO Logistics, Inc. (c)		7,400	320

Kubota Corp.		30,472	455

MasTec, Inc. (c)		7,651	548

Mueller Water Products, Inc. ‘A’		61,823	725

			5,598

INFORMATION TECHNOLOGY 1.7%

Applied Materials, Inc.		6,392	582

Arista Networks, Inc. (c)		3,769	353

Automatic Data Processing, Inc.		1,078	226

BE Semiconductor Industries NV		3,500	168

Flex Ltd. (c)		53,563	775

Intel Corp.		13,995	524

IPG Photonics Corp. (c)		1,745	164

Lam Research Corp.		1,521	648

Marvell Technology, Inc.		8,264	360

		SHARES	MARKET VALUE (000S)

Micron Technology, Inc.		5,433	$300

NetApp, Inc.		11,299	737

Skyworks Solutions, Inc.		2,338	217

Teradyne, Inc.		5,604	502

Zebra Technologies Corp. ‘A’ (c)		400	118

			5,674

Total Common Stocks (Cost $24,167)			20,673

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(h)		420,000	369

Total Preferred Securities (Cost $420)			369

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.9%

REPURCHASE AGREEMENTS (j) 6.4%
			21,807

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (e)(f)	ARS	27,400	92

ISRAEL TREASURY BILLS 0.2%
(0.017)% due 10/07/2022 - 12/07/2022 (d)(e)	ILS	1,800	514

JAPAN TREASURY BILLS 9.8%
(0.084)% due 07/04/2022 (d)(e)	JPY	4,572,000	33,697

U.S. TREASURY BILLS 3.5%
1.136% due 07/05/2022 - 09/29/2022 (d)(e)(n)		$11,861	11,841

Total Short-Term Instruments (Cost $71,652)			67,951

Total Investments in Securities (Cost $256,031)			238,351

		SHARES
INVESTMENTS IN AFFILIATES 39.8%

MUTUAL FUNDS (i) 9.9%

PIMCO Investment Grade Credit Bond Fund		3,821,744	33,975

Total Mutual Funds (Cost $39,853)			33,975

SHORT-TERM INSTRUMENTS 29.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.9%

PIMCO Short Asset Portfolio		4,920,778	48,115

PIMCO Short-Term Floating NAV Portfolio III		5,581,971	54,168

Total Short-Term Instruments (Cost $103,444)			102,283

Total Investments in Affiliates (Cost $143,297)			136,258

Total Investments 109.5% (Cost $399,328)			$374,609

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $(3,434))			33

Other Assets and Liabilities, net (9.5)%			(32,529)

Net Assets 100.0%			$342,113

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	1.490%	06/30/2022	07/01/2022	$20,900	U.S. Treasury Notes 1.375% due 10/31/2028	$(21,364)	$20,900	$20,901
FICC	0.400	06/30/2022	07/01/2022	601	U.S. Treasury Notes 3.000% due 06/30/2024	(613)	601	601
SSB	0.400	06/30/2022	07/01/2022	306	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(312)	306	306

Total Repurchase Agreements						$(22,289)	$21,807	$21,808

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2052	$7,800	$(6,763)	$(6,764)

Total Short Sales (2.0)%				$(6,763)	$(6,764)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$20,901	$0	$0	$20,901	$(21,364)	$(463)
FICC	601	0	0	601	(613)	(12)
SSB	306	0	0	306	(312)	(6)

Total Borrowings and Other Financing Transactions	$21,808	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(213) at a weighted average interest rate of 0.014%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2022	3	$182	$(70)	$0	$0
Australia Government 3-Year Note September Futures	09/2022	1	74	0	0	0
CAC 40 Index July Futures	07/2022	15	930	(11)	0	(26)
DAX Index September Futures	09/2022	3	1,004	(41)	0	(34)
E-mini NASDAQ 100 Index September Futures	09/2022	2	461	(3)	0	(6)
E-mini S&P 500 Index September Futures	09/2022	647	122,590	(2,789)	0	(1,027)
Euro STOXX 600 September Futures	09/2022	1,398	29,652	(339)	0	(623)
Euro-BTP Italy Government Bond September Futures	09/2022	2	258	(6)	6	0
FTSE 100 Index September Futures	09/2022	17	1,474	(14)	0	(34)
FTSE/MIB Index September Futures	09/2022	1	111	(3)	0	(4)
Hang Seng Index July Futures	07/2022	3	416	(7)	0	(11)
IBEX 35 Index July Futures	07/2022	1	84	0	0	(2)
Lead July Futures	07/2022	2	96	(21)	0	0
Mini MSCI Emerging Markets Index September Futures	09/2022	70	3,509	(15)	0	(16)
Nikkei 225 Yen-denominated September Futures	09/2022	128	12,448	(531)	0	(167)
S&P/Toronto Stock Exchange 60 September Futures	09/2022	43	7,633	(368)	0	(92)
SPI 200 Index September Futures	09/2022	61	6,801	(70)	0	(228)
Topix Index September Futures	09/2022	8	1,103	(13)	0	(22)
U.S. Treasury 2-Year Note September Futures	09/2022	44	9,241	(29)	25	0
U.S. Treasury 10-Year Note September Futures	09/2022	125	14,816	156	127	0
U.S. Treasury 30-Year Bond September Futures	09/2022	32	4,436	(32)	54	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	44	6,791	(71)	103	0
United Kingdom Long Gilt September Futures	09/2022	6	832	0	42	0
Wheat September Futures	09/2022	18	796	(66)	0	(41)
WTI Crude December Futures	11/2023	34	2,832	34	0	(107)
Zinc July Futures	07/2022	1	80	(16)	0	0

				$(4,325)	$357	$(2,440)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2022	3	$(182)	$77	$0	$0
Australia Government 10-Year Bond September Futures	09/2022	2	(164)	1	0	(1)
Canada Government 10-Year Bond September Futures	09/2022	7	(674)	(5)	0	(3)
Euro STOXX 50 September Futures	09/2022	26	(938)	0	0	(37)
Euro-Bobl September Futures	09/2022	20	(2,603)	31	0	(42)
Euro-Bund 10-Year Bond September Futures	09/2022	32	(4,989)	1	153	0
Euro-Buxl 30-Year Bond September Futures	09/2022	6	(1,028)	44	0	(44)
Euro-OAT France Government 10-Year Bond September Futures	09/2022	38	(5,517)	117	0	(105)
Gold 100 oz. August Futures	08/2022	30	(5,422)	84	31	0
Japan Government 10-Year Bond September Futures	09/2022	1	(1,095)	4	0	(1)
Lead July Futures	07/2022	2	(96)	18	0	0
OMX Stockholm 30 Index July Futures	07/2022	1	(18)	1	0	0
U.S. Treasury 5-Year Note September Futures	09/2022	59	(6,623)	29	0	(41)
Zinc July Futures	07/2022	1	(80)	27	0	0

				$429	$184	$(274)

Total Futures Contracts				$(3,896)	$541	$(2,714)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2025	3.556%	$500	$20	$0	$20	$0	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-37 5-Year Index	(5.000)%	Quarterly	12/20/2026	$	99	$(9)	$10	$1	$0	$0
iTraxx Crossover 37 5-Year Index	(5.000)	Quarterly	06/20/2027	EUR	100	(6)	9	3	1	0

						$(15)	$19	$4	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	$	1,900	$29	$(29)	$0	$0	$(1)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027	EUR	400	6	(10)	(4)	0	(1)

						$35	$(39)	$(4)	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/21/2024	GBP	23,100	$(1,378)	$124	$(1,254)	$129	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		1,700	150	48	198	0	(20)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		5,400	1,015	(65)	950	0	(98)
Pay	1-Day INR-MIBOR Compounded-OIS	5.270	Semi-Annual	03/17/2026	INR	77,700	29	(35)	(6)	3	(3)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026	JPY	2,090,000	(107)	(30)	(137)	12	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		1,030,000	246	52	298	0	(14)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	12/15/2026	SGD	4,700	(187)	(20)	(207)	7	0
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Annual	03/16/2024		$2,500	126	(6)	120	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	03/16/2027		200	6	10	16	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		2,600	202	13	215	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		20,100	(1,304)	346	(958)	113	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		3,800	(205)	23	(182)	22	0
Receive	1-Day USD-SOFR Compounded-OIS	2.385	Annual	06/08/2032		2,600	28	62	90	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		2,500	273	(47)	226	0	(20)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		700	137	(10)	127	0	(6)
Pay	1-Year BRL-CDI	11.420	Maturity	01/02/2025	BRL	14,900	0	(66)	(66)	7	0
Pay	1-Year BRL-CDI	11.670	Maturity	01/02/2025		20,300	(8)	(63)	(71)	9	0
Pay	1-Year BRL-CDI	11.825	Maturity	01/02/2025		15,100	0	(45)	(45)	7	0
Pay	1-Year BRL-CDI	11.910	Maturity	01/02/2025		15,100	0	(40)	(40)	7	0
Pay	1-Year BRL-CDI	12.330	Maturity	01/02/2025		36,900	0	(42)	(42)	17	0
Receive	1-Year BRL-CDI	12.460	Maturity	01/02/2025		36,900	0	26	26	0	(17)
Pay	1-Year BRL-CDI	11.575	Maturity	01/04/2027		2,200	(8)	(1)	(9)	1	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	12/15/2026	CNY	1,100	0	0	0	0	0
Receive	3-Month COP-IBR Compounded-OIS	8.585	Quarterly	11/26/2025	COP	9,045,300	0	47	47	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	8.590	Quarterly	11/26/2025		9,692,800	0	47	47	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	4.920	Quarterly	08/26/2026		11,900,000	0	429	429	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	5.925	Quarterly	08/26/2026		11,700,000	0	(322)	(322)	2	0
Receive	3-Month COP-IBR Compounded-OIS	7.215	Quarterly	02/09/2027		4,433,200	44	33	77	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	8.930	Quarterly	09/18/2030		13,800,000	0	11	11	0	(10)
Pay	3-Month ILS-TELBOR	1.215	Annual	02/11/2027	ILS	15,800	0	(265)	(265)	37	0
Receive	3-Month KRW-KORIBOR	0.939	Semi-Annual	12/16/2025	KRW	3,728,600	(40)	(209)	(249)	3	0
Pay	3-Month KRW-KORIBOR	0.939	Semi-Annual	12/16/2025		3,728,800	226	23	249	0	(3)
Pay	3-Month KRW-KORIBOR	2.500	Quarterly	03/16/2027		1,153,700	4	(43)	(39)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		$6,400	(299)	641	342	0	(22)
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026	ZAR	62,400	(23)	(150)	(173)	0	(3)
Pay	3-Month ZAR-JIBAR	7.178	Quarterly	04/26/2027		51,300	(119)	15	(104)	0	(4)
Pay	6-Month CLP-CHILIBOR	7.070	Semi-Annual	04/05/2024	CLP	4,223,000	0	(119)	(119)	10	0
Receive	6-Month CLP-CHILIBOR	7.950	Semi-Annual	06/28/2024		3,743,000	0	34	34	0	0
Receive	6-Month CLP-CHILIBOR	5.850	Semi-Annual	01/14/2027		3,382,700	0	166	166	0	(11)
Receive	6-Month CLP-CHILIBOR	6.045	Semi-Annual	02/11/2027		1,283,500	0	50	50	0	(6)
Pay	6-Month CLP-CHILIBOR	6.205	Semi-Annual	03/03/2027		3,048,600	0	(95)	(95)	17	0
Pay	6-Month CLP-CHILIBOR	6.270	Semi-Annual	03/07/2027		1,908,900	0	(54)	(54)	10	0
Pay	6-Month CLP-CHILIBOR	6.280	Semi-Annual	03/07/2027		1,794,300	0	(50)	(50)	10	0
Receive	6-Month CLP-CHILIBOR	5.930	Semi-Annual	02/22/2032		1,284,600	0	52	52	0	(6)
Receive	6-Month CZK-PRIBOR	2.015	Annual	08/10/2026	CZK	155,600	325	533	858	0	(86)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024	EUR	26,000	1,309	(162)	1,147	0	(118)
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		1,500	(118)	(46)	(164)	20	0
Pay	6-Month EUR-EURIBOR	0.081	Annual	02/15/2031		10,400	(1,067)	(677)	(1,744)	175	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		8,400	(1,459)	(159)	(1,618)	145	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	6-Month EUR-EURIBOR	0.500%	Annual	09/21/2052		1,000	$(158)	$(198)	$(356)	$26	$0
Receive	6-Month HUF-BBR	3.700	Annual	11/08/2026	HUF	1,945,000	369	446	815	0	(60)
Receive	6-Month PLN-WIBOR	2.983	Annual	11/08/2026	PLN	20,000	207	398	605	0	(51)
Pay	6-Month PLN-WIBOR	4.135	Annual	02/08/2027		11,000	(77)	(176)	(253)	32	0

							$(1,861)	$434	$(1,427)	$823	$(606)

Total Swap Agreements							$(1,821)	$414	$(1,407)	$824	$(608)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$862	$824	$1,686	$0	$(2,805)	$(608)	$(3,413)

(l)	Securities with an aggregate market value of $3,632 and cash of $13,905 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $321 and liability of $(91) for closed futures is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2022		$315	AUD	453	$0	$(2)
	08/2022	AUD	453		$315	2	0

BOA	07/2022	DKK	6,766		963	10	0
	07/2022	GBP	6,804		8,603	320	0
	07/2022	HUF	51,176		134	0	(1)
	07/2022	JPY	3,112,000		25,577	2,641	0
	07/2022	SEK	1,300		133	6	0
	07/2022		$446	AUD	643	0	(2)
	07/2022		961	CLP	839,302	0	(49)
	07/2022		339	DKK	2,290	0	(17)
	07/2022		369	GBP	292	0	(14)
	07/2022		94	HUF	34,910	0	(2)
	08/2022	AUD	643		$446	3	0
	08/2022	CAD	4,413		3,442	17	(4)
	08/2022	EUR	6,733		7,147	80	(10)
	08/2022	PEN	26,913		6,831	0	(176)
	08/2022		$1,559	CAD	2,015	8	(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2022		861	DKK	6,043	$0	$(8)
	08/2022		6,052	EUR	5,727	5	(39)
	08/2022		1,356	JPY	174,700	0	(65)
	08/2022		3,451	NOK	33,040	0	(94)
	09/2022		7,712	PEN	29,791	18	0
	10/2022		1,218	COP	4,908,540	0	(57)
	11/2022		1,472	ZAR	23,602	0	(39)
	11/2022	ZAR	9,387		$591	21	0
	12/2022	PEN	9,534		2,496	43	0

BPS	07/2022	AUD	4,072		2,808	0	(3)
	07/2022	BRL	4,856		927	0	(1)
	07/2022	DKK	1,445		208	5	0
	07/2022	GBP	1,180		1,446	9	0
	07/2022	HUF	134,289		351	0	(3)
	07/2022	MXN	7,442		370	0	0
	07/2022		$1,744	AUD	2,511	0	(10)
	07/2022		965	BRL	4,856	0	(37)
	07/2022		690	DKK	4,930	5	0
	07/2022		1,366	GBP	1,101	3	(28)
	07/2022		34	PLN	152	0	0
	07/2022	ZAR	3,950		$248	6	0
	08/2022	CAD	465		362	1	0
	08/2022	CHF	347		361	0	(3)
	08/2022	GBP	5,862		7,123	0	(17)
	08/2022	INR	38,315		492	8	0
	08/2022	MXN	19,899		991	8	0
	08/2022	THB	8		0	0	0
	08/2022		$2,258	CAD	2,921	11	0
	08/2022		698	EUR	660	0	(5)
	08/2022		274	TWD	8,063	0	(2)
	08/2022		3,144	ZAR	51,567	13	(2)
	08/2022	ZAR	33,861		$2,121	48	0
	09/2022	TWD	1,474		53	3	0
	09/2022		$365	MXN	7,442	0	0
	11/2022	ZAR	19,473		$1,215	33	0

BRC	07/2022	GBP	65		80	1	0
	08/2022	JPY	169,700		1,261	8	(1)
	08/2022		$113	CNY	757	0	0
	08/2022		387	JPY	50,100	0	(17)
	08/2022		66	SGD	91	0	0
	09/2022		177	MYR	778	0	(1)
	10/2022		1,218	COP	4,903,193	0	(58)
	11/2022	ZAR	6,628		$413	11	0

CBK	07/2022	GBP	470		590	18	0
	07/2022	HUF	36,254		95	0	(1)
	07/2022	ILS	238		69	1	0
	07/2022	MXN	11,100		546	0	(5)
	07/2022	NZD	596		372	0	(1)
	07/2022		$449	MXN	9,118	4	0
	08/2022	IDR	1,767,995		$119	1	0
	08/2022	ILS	2,216		683	48	0
	08/2022	KRW	184,391		143	0	0
	08/2022	MXN	2,211		107	0	(3)
	08/2022	TWD	5,521		187	1	0
	08/2022		$551	CLP	485,412	0	(26)
	08/2022		276	KRW	345,066	0	(8)
	08/2022		581	MXN	12,104	17	0
	08/2022		100	PEN	366	0	(5)
	08/2022		135	THB	4,722	0	(1)
	08/2022		143	TWD	4,223	0	(1)
	09/2022	COP	9,535,194		$2,473	203	0
	09/2022	MXN	5,256		255	0	(3)
	10/2022	COP	25,129,615		6,190	244	0
	10/2022	ILS	100		32	3	0
	11/2022		$3,058	PEN	12,140	74	0
	11/2022		363	ZAR	5,852	0	(7)
	11/2022	ZAR	14,110		$938	82	0
	12/2022	ILS	1,500		482	48	0

	12/2022	PEN	10,983		2,619	0	(208)
DUB	07/2022		$66	DKK	448	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2022	TWD	2,190		$74	$0	$0
	08/2022		$25,794	EUR	24,291	0	(265)
	08/2022		8,064	JPY	1,048,924	0	(313)
	08/2022		141	THB	4,891	0	(2)

GLM	07/2022	BRL	19,713		$3,803	37	0
	07/2022	CLP	787,614		912	55	0
	07/2022	HUF	32,164		89	4	0
	07/2022	MXN	22,389		1,096	0	(16)
	07/2022	PLN	280		62	0	(1)
	07/2022		$3,881	BRL	19,713	1	(115)
	07/2022		1,821	CLP	1,585,227	0	(97)
	07/2022		230	DKK	1,595	0	(5)
	07/2022		1,672	MXN	33,946	29	(14)
	07/2022		1,027	ZAR	16,436	0	(19)
	07/2022	ZAR	25,034		$1,558	21	0
	08/2022		$3,773	BRL	19,713	0	(39)
	08/2022		115	PEN	435	0	(2)
	08/2022	ZAR	12,864		$829	42	0
	09/2022	TWD	14,918		508	3	0
	09/2022		$926	HKD	7,251	0	0
	10/2022		3,809	MXN	77,973	1	0
	11/2022	COP	2,010,338		$473	0	0
	11/2022	ZAR	9,940		619	16	0

HUS	07/2022	AUD	11,428		7,875	3	(16)
	07/2022	BRL	4,842		965	40	0
	07/2022		$925	BRL	4,842	1	0
	07/2022		142	CAD	183	0	0
	07/2022		41	HUF	15,570	0	0
	07/2022		1,165	SEK	11,370	0	(53)
	08/2022	CLP	1,518,535		$1,812	169	0
	08/2022	EUR	1,289		1,388	33	0
	08/2022	INR	23,959		305	3	0
	08/2022	TWD	15,361		522	4	0
	08/2022		$6,956	AUD	10,099	16	0
	08/2022		668	CAD	856	0	(3)
	08/2022		605	CNH	4,063	2	0
	08/2022		637	EUR	608	2	0
	08/2022		2,332	JPY	299,300	0	(120)
	08/2022		284	KRW	365,289	0	0
	09/2022		104	CLP	98,083	1	0
	09/2022		477	MXN	9,722	0	0
	11/2022		1,315	ZAR	21,550	3	(10)
	05/2023		1,713	CNH	11,497	7	0

IND	08/2022		118	INR	9,240	0	(1)

JPM	07/2022	CZK	1,579		$67	1	0
	07/2022	MXN	13,600		669	0	(6)
	07/2022		$3,867	CLP	3,366,242	0	(206)
	07/2022		138	CZK	3,279	1	0
	07/2022		949	ILS	3,281	0	(10)
	08/2022	KRW	121,429		$95	1	0
	08/2022	NOK	1,515		153	0	(1)
	08/2022	TWD	25,516		866	6	0
	08/2022		$996	CAD	1,283	1	0
	08/2022		265	CNH	1,785	1	0
	08/2022		1,580	EUR	1,497	3	(10)
	08/2022		867	JPY	115,300	0	(15)
	08/2022		531	SGD	729	0	(6)
	09/2022	TWD	1,745		$63	4	0
	11/2022		$383	ZAR	6,237	0	(4)
	12/2022	ILS	200		$65	7	0

MYI	07/2022	BRL	702		144	10	0
	07/2022	CLP	886,548		978	14	0
	07/2022	CZK	5,598		236	0	0
	07/2022	DKK	1,271		181	2	0
	07/2022		$134	BRL	702	0	0
	07/2022		108	DKK	729	0	(5)
	07/2022		2,003	GBP	1,658	15	0
	08/2022	AUD	234		$161	0	0
	08/2022	CHF	533		536	0	(23)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2022	CNY	20,932		3,118	$0	$(8)
	08/2022	INR	64,351		824	12	0
	08/2022	KRW	157,167		123	1	0
	08/2022	TWD	15,606		534	7	0
	08/2022		$181	DKK	1,268	0	(2)
	08/2022		346	THB	11,932	0	(8)
	09/2022	TWD	712		$26	1	0
	10/2022	COP	3,883,328		976	57	0

RBC	07/2022	CLP	343,303		412	39	0
	08/2022	CAD	848		661	2	0
	08/2022	KRW	338,642		272	9	0
	08/2022		$7,983	CAD	10,330	42	0
	08/2022		1,810	EUR	1,687	0	(37)
	09/2022	HKD	1,535		$196	0	0
	09/2022		$354	HKD	2,771	0	0

RYL	07/2022	SEK	1,010		$100	1	0
	07/2022		$306	CLP	266,645	0	(16)

SCX	07/2022	BRL	4,846		$925	0	(1)
	07/2022	GBP	394		484	4	0
	07/2022		$393	AUD	546	0	(16)
	07/2022		943	BRL	4,846	0	(17)
	07/2022		206	ILS	694	0	(7)
	07/2022		21,862	JPY	2,976,234	74	0
	07/2022		1,088	SEK	10,615	0	(51)
	08/2022	CAD	774		$604	2	0
	08/2022	CNY	33,506		5,006	3	0
	08/2022	EUR	1,554		1,641	8	0
	08/2022	JPY	2,971,409		21,862	0	(75)
	08/2022	NOK	9,740		979	0	(11)
	08/2022	TWD	24,553		836	8	0
	08/2022		$1,865	CHF	1,841	69	0
	08/2022		1,076	CNH	7,206	1	0
	08/2022		646	EUR	609	0	(6)
	08/2022		918	NOK	8,825	0	(21)
	08/2022	ZAR	7,045		$457	26	0
	09/2022		$5,520	COP	22,175,034	0	(248)
	11/2022	COP	34,523,674		$8,123	0	(1)
	11/2022		$870	ZAR	13,973	0	(22)
	11/2022	ZAR	14,126		$938	81	0

SOG	07/2022	DKK	510		72	0	0
	08/2022	INR	11,218		143	1	0
	08/2022	NOK	6,725		678	0	(5)
	08/2022		$57	NOK	530	0	(3)

SSB	08/2022	PEN	440		$117	2	0
	09/2022		$202	MYR	885	0	(1)
	10/2022		1,022	COP	3,934,608	0	(91)

TOR	07/2022		31	HUF	10,901	0	(2)
	08/2022	CAD	2,264		$1,763	4	0

UAG	07/2022	JPY	1,460,000		11,909	1,148	0
	07/2022		$7,938	AUD	11,114	0	(267)
	07/2022		355	HUF	124,381	0	(27)
	07/2022		4,933	ZAR	79,380	0	(63)
	08/2022	PHP	798		$15	1	0
	08/2022		$51	ZAR	824	0	(1)
	09/2022	MXN	131,845		$6,598	121	0
	09/2022		$336	HKD	2,630	0	0
	10/2022	MXN	19,360		$947	1	0
	11/2022	ZAR	21,976		1,401	67	0

Total Forward Foreign Currency Contracts						$6,442	$(3,424)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	5,600	$(255)	$(81)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	1,100	(7)	0

Total Written Options						$(262)	$(81)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	2,200	$(65)	$57	$0	$(8)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		11,059	(682)	672	0	(10)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		9,600	(318)	284	0	(34)

SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		1,600	(4)	(13)	0	(17)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,800	(110)	96	0	(14)

							$(1,179)	$1,096	$0	$(83)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month MYR-KLIBOR	2.750%	Quarterly	12/15/2026	MYR	4,600	$(11)	$(36)	$0	$(47)
	Pay	3-Month MYR-KLIBOR	3.000	Quarterly	03/16/2027		34,700	(47)	(245)	0	(292)

CBK	Pay	3-Month KRW-KORIBOR	1.430	Quarterly	07/01/2029	KRW	100	0	0	0	0

GLM	Pay	6-Month THB-THBFIX	1.750	Semi-Annual	06/15/2027	THB	80,300	(49)	(53)	0	(102)

MYC	Pay	6-Month THB-THBFIX	1.000	Semi-Annual	09/15/2026		265,200	(65)	(428)	0	(493)

								$(172)	$(762)	$0	$(934)

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	NDDUWI Index	939	1.270% (1-Month USD-LIBOR less a specified spread)	Monthly	09/07/2022	$	7,282	$0	$(3)	$0	$(3)
	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	12/20/2022		100	0	1	1	0

FBF	Pay	Swiss Market Index	10	0.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/16/2022	CHF	105	0	(3)	0	(3)

GST	Receive	CMDSKEWLS Index	6,081	0.250%	Monthly	02/15/2023	$	1,693	0	(138)	0	(138)

JPM	Receive	JMABFNJ2 Index	20,914	0.000%	Monthly	12/30/2022		2,189	0	0	0	0
	Pay	JPPMGSHP Index	81,082	0.600% (1-Month USD-LIBOR less a specified spread)	Monthly	06/07/2023		6,581	0	2	2	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022		100	0	1	1	0

MYI	Receive	DWRTFT Index	69	1.990% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/04/2023		810	0	(1)	0	(1)

									$0	$(141)	$4	$(145)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	3M Co.	5,000	0.480% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2023	$	652	$0	$5	$5	$0
	Pay	Allison Transmission Holdings, Inc.	6,500	1.480% (1-Month USD-LIBOR less a specif6ied spread)	Monthly	06/28/2023		251	0	1	1	0
	Pay	Fastenal Co.	12,800	1.480% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2023		629	0	(10)	0	(10)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Pay	Illinois Tool Works, Inc.	3,600	1.480% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2023	$	659	$0	$(3)	$0	$(3)
	Pay	JB Hunt Transport Services, Inc.	1,500	1.480% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2023		236	0	0	0	0
	Pay	Knight-Swift Transportation Holdings, Inc.	5,200	1.480% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2023		240	0	(1)	0	(1)
	Pay	Old Dominion Freight Line, Inc.	1,000	1.480% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2023		251	0	(5)	0	(5)
	Pay	Watsco, Inc.	2,700	1.480% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2023		644	0	(1)	0	(1)
	Pay	WW Grainger, Inc.	1,500	1.480% (1-Month USD-LIBOR less a specified spread)	Monthly	06/28/2023		676	0	(5)	0	(5)

									$0	$(19)	$6	$(25)

Total Swap Agreements									$(1,351)	$174	$10	$(1,187)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$2	$0	$0	$2	$(2)	$0	$0	$(2)	$0	$0	$0
BOA	3,172	0	6	3,178	(578)	0	(364)	(942)	2,236	(2,330)	(94)
BPS	153	0	1	154	(111)	0	(3)	(114)	40	(240)	(200)
BRC	20	0	0	20	(77)	0	0	(77)	(57)	0	(57)
CBK	744	0	0	744	(269)	0	0	(269)	475	(260)	215
DUB	0	0	0	0	(583)	0	0	(583)	(583)	661	78
FBF	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
GLM	209	0	0	209	(308)	(81)	(102)	(491)	(282)	0	(282)
GST	0	0	0	0	0	0	(156)	(156)	(156)	0	(156)
HUS	284	0	0	284	(202)	0	0	(202)	82	0	82
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	25	0	2	27	(258)	0	0	(258)	(231)	(180)	(411)
MYC	0	0	1	1	0	0	(527)	(527)	(526)	403	(123)
MYI	119	0	0	119	(46)	0	(1)	(47)	72	0	72
RBC	92	0	0	92	(37)	0	0	(37)	55	0	55
RYL	1	0	0	1	(16)	0	0	(16)	(15)	0	(15)
SAL	0	0	0	0	0	0	(17)	(17)	(17)	0	(17)
SCX	276	0	0	276	(476)	0	0	(476)	(200)	218	18
SOG	1	0	0	1	(8)	0	0	(8)	(7)	0	(7)
SSB	2	0	0	2	(92)	0	0	(92)	(90)	0	(90)
TOR	4	0	0	4	(2)	0	0	(2)	2	0	2
UAG	1,338	0	0	1,338	(358)	0	(14)	(372)	966	(1,100)	(134)

Total Over the Counter	$6,442	$0	$10	$6,452	$(3,424)	$(81)	$(1,187)	$(4,692)

(n)

Securities with an aggregate market value of $1,414 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Consolidated Schedule of Investments	PIMCO Global Managed Asset Allocation Portfolio	(Cont.)

(5)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$71	$0	$0	$0	$791	$862
Swap Agreements	0	1	0	0	823	824

	$71	$1	$0	$0	$1,614	$1,686

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,442	$0	$6,442
Swap Agreements	0	0	8	0	2	10

	$0	$0	$8	$6,442	$2	$6,452

	$71	$1	$8	$6,442	$1,616	$8,138

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$172	$0	$2,396	$0	$237	$2,805
Swap Agreements	0	8	0	0	600	608

	$172	$8	$2,396	$0	$837	$3,413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,424	$0	$3,424
Written Options	0	0	0	0	81	81
Swap Agreements	138	83	32	0	934	1,187

	$138	$83	$32	$3,424	$1,015	$4,692

	$310	$91	$2,428	$3,424	$1,852	$8,105

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	(279)	0	(36,897)	0	(892)	(38,068)
Swap Agreements	0	(12)	0	0	(2,639)	(2,651)

	$(279)	$(12)	$(36,897)	$0	$(3,525)	$(40,713)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,633)	$0	$(2,633)
Purchased Options	0	0	0	(60)	0	(60)
Written Options	0	0	0	24	0	24
Swap Agreements	963	74	873	0	(451)	1,459

	$963	$74	$873	$(2,669)	$(451)	$(1,210)

	$684	$62	$(36,024)	$(2,669)	$(3,976)	$(41,923)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(139)	$0	$(9,052)	$0	$(10)	$(9,201)
Swap Agreements	0	(3)	0	0	(28)	(31)

	$(139)	$(3)	$(9,052)	$0	$(38)	$(9,232)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,268	$0	$3,268
Purchased Options	0	0	0	87	0	87
Written Options	0	0	0	(24)	(53)	(77)
Swap Agreements	(218)	(316)	(23)	0	(682)	(1,239)

	$(218)	$(316)	$(23)	$3,331	$(735)	$2,039

	$(357)	$(319)	$(9,075)	$3,331	$(773)	$(7,193)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$571	$870	$1,441
Corporate Bonds & Notes
Banking & Finance	0	7,360	0	7,360
Industrials	0	8,929	0	8,929
Utilities	0	2,512	0	2,512
Convertible Bonds & Notes
Industrials	0	1,074	0	1,074
U.S. Government Agencies	0	50,989	0	50,989
U.S. Treasury Obligations	0	20,763	0	20,763
Non-Agency Mortgage-Backed Securities	0	6,352	0	6,352
Asset-Backed Securities	0	36,823	0	36,823
Sovereign Issues	0	13,115	0	13,115
Common Stocks
Communication Services	466	0	0	466
Health Care	8,935	0	0	8,935
Industrials	5,598	0	0	5,598
Information Technology	5,674	0	0	5,674
Preferred Securities
Banking & Finance	0	369	0	369
Short-Term Instruments
Repurchase Agreements	0	21,807	0	21,807
Argentina Treasury Bills	0	92	0	92
Israel Treasury Bills	0	514	0	514
Japan Treasury Bills	0	33,697	0	33,697
U.S. Treasury Bills	0	11,841	0	11,841

	$20,673	$216,808	$870	$238,351

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Affiliates, at Value
Mutual Funds	$33,975	$0	$0	$33,975
Short-Term Instruments
Central Funds Used for Cash Management Purposes	102,283	0	0	102,283

	$136,258	$0	$0	$136,258

Total Investments	$156,931	$216,808	$870	$374,609

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,764)	$0	$(6,764)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	232	1,133	0	1,365
Over the counter	0	6,452	0	6,452

	$232	$7,585	$0	$7,817

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,673)	(649)	0	(3,322)
Over the counter	0	(4,692)	0	(4,692)

	$(2,673)	$(5,341)	$0	$(8,014)

Total Financial Derivative Instruments	$(2,441)	$2,244	$0	$(197)

Totals	$154,490	$212,288	$870	$367,648

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Managed Asset Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading

(normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3).

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain

(loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$40,089	$685	$0	$0	$(6,799)	$33,975	$692	$0

PIMCO Mortgage Opportunities and Bond Fund	51,217	752	(48,206)	(4,223)	460	0	845	0

PIMCO Short Asset Portfolio	48,760	316	0	0	(961)	48,115	316	0

PIMCO Short-Term Floating NAV Portfolio III	58,940	172,868	(177,600)	(823)	783	54,168	67	0

Totals	$199,006	$174,621	$(225,806)	$(5,046)	$(6,517)	$136,258	$1,920	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/ or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘cap,’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘floor,’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. The principal risks of investing in the Portfolio include risks from direct investments and/or for certain Portfolios that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Allocation Risk  is the risk that a Portfolio could lose money as a result of less than optimal or poor asset allocation decisions. The Portfolio could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Portfolio’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Portfolio to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Portfolio’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Portfolio’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Portfolio to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Portfolio’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or gains and distributions.

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

Subsidiary Risk  is the risk that, by investing in the GMAA Subsidiary, the Portfolio is indirectly exposed to the risks associated with the GMAA Subsidiary’s investments. The GMAA Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the GMAA Subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Portfolio invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default,

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the

Distributor, out of the Administrative Class assets of the Portfolio, in an

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Portfolio, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders. The Portfolio also indirectly pays its proportionate share of the Investment Advisory Fees, Supervisory and Administrative Fees and Management Fees charged by PIMCO to the Underlying PIMCO Funds and, to the extent not included among the Underlying PIMCO Funds, funds of PIMCO ETF Trust in which the Portfolio invests (collectively, “Underlying PIMCO Fund Fees”).

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Notes to Financial Statements	(Cont.)

PIMCO has contractually agreed, through May 1, 2023, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the Underlying PIMCO Fund Fees indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, up to a maximum waived amount that is equal to the Portfolio’s aggregate Investment Advisory Fee and Supervisory and Administrative Fee. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amount was $223,881.

PIMCO Cayman Commodity Portfolio II, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid by the Commodity Subsidiary to PIMCO. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, the amount was $111,171. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$0	$429

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$277,819	$196,986	$56,382	$128,443

†	A zero balance may reflect actual amounts rounding to less than one thousand.

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	5	$57	11	$145

Administrative Class	7	90	34	437

Advisor Class	1,072	10,029	320	4,202
Issued as reinvestment of distributions

Institutional Class	27	238	14	170

Administrative Class	42	381	1,493	18,619

Advisor Class	7,431	66,882	4,679	58,713
Cost of shares redeemed

Institutional Class	(2)	(21)	(4)	(45)

Administrative Class	(85)	(870)	(12,557)	(154,106)

Advisor Class	(2,159)	(24,558)	(5,326)	(69,086)

Net increase (decrease) resulting from Portfolio share transactions	6,338	$52,228	(11,336)	$(140,951)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 85% of the Portfolio.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 9.7% of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

Notes to Financial Statements	(Cont.)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Portfolio may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Portfolio may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Portfolio, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Portfolio’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Portfolio is treated as qualifying dividends; and (iii) that income inclusion by the Portfolio of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Portfolio’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as ordinary income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$392,510	$13,194	$(41,402)	$(28,208)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	51

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso

CHF	Swiss Franc	IDR	Indonesian Rupiah	PLN	Polish Zloty

CLP	Chilean Peso	ILS	Israeli Shekel	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	THB	Thai Baht

COP	Colombian Peso	KRW	South Korean Won	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:

FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	DWRTFT	Dow Jones Wilshire REIT Total Return Index	OMX	Stockholm 30 Index

CAC	Cotation Assistée en Continu	FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	S&P 500	Standard & Poor’s 500 Index

CDX.HY	Credit Derivatives Index - High Yield	IBEX 35	Spanish Continuous Exchange Index	SIBCSORA	Singapore Overnight Rate Average

CDX.IG	Credit Derivatives Index - Investment Grade	IBR	Indicador Bancario de Referencia	SOFR	Secured Overnight Financing Rate

CMBX	Commercial Mortgage-Backed Index	JMABFNJ2	J.P. Morgan Custom Commodity Index	SONIO	Sterling Overnight Interbank Average Rate

CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	JPPMGSHP	JP Morgan Custom Commodity Index	SPI 200	Australian Equity Futures Index

		LIBOR01M	1 Month USD-LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day	LIBOR03M	3 Month USD-LIBOR	TOPIX	Tokyo Price Index

		LIBOR06M	6 Month USD-LIBOR

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MUTKCALM	Tokyo Overnight Average Rate	US0001M	ICE 1-Month USD LIBOR

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDDUWI	MSCI World Index Future	US0003M	ICE 3-Month USD LIBOR

DAX	Deutscher Aktien Index 30

Other Abbreviations:

ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate	oz.	Ounce

BBR	Bank Bill Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	PIK	Payment-in-Kind

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	KORIBOR	Korea Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CHILIBOR	Chile Interbank Offered Rate	MIBOR	Mumbai Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	THBFIX	Thai Baht Floating-Rate Fix

DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor	WIBOR	Warsaw Interbank Offered Rate

EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap	WTI	West Texas Intermediate

52	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2022	53

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Portfolio estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Global Managed Asset Allocation Portfolio
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.0444	$0.0000	$0.0000	$0.0444

June 2022	$0.0692	$0.0000	$0.0000	$0.0692

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.0414	$0.0000	$0.0000	$0.0414

June 2022	$0.0639	$0.0000	$0.0000	$0.0639

Advisor Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2022	$0.0393	$0.0000	$0.0000	$0.0393

June 2022	$0.0618	$0.0000	$0.0000	$0.0618

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT11SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO High Yield Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO High Yield Portfolio	(Cont.)

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	88.4%

Short-Term Instruments‡	8.5%

Loan Participations and Assignments	3.0%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	(13.43)%	(12.23)%	1.71%	4.04%	6.21%
PIMCO High Yield Portfolio Administrative Class	(13.49)%	(12.36)%	1.56%	3.89%	5.05%
PIMCO High Yield Portfolio Advisor Class	(13.54)%	(12.45)%	1.46%	3.78%	4.81%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index±	(13.64)%	(12.20)%	2.07%	4.34%	5.50%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦Average annual total return since 04/30/1998.

± ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.62% for Institutional Class shares, 0.77% for Administrative Class shares, and 0.87% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the telecommunications sector contributed to performance, as the Portfolio’s telecommunications positions outperformed the broader sector.

»	Underweight exposure to the retailers sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in the utilities sector contributed to performance, as the Portfolio’s utilities positions outperformed the broader sector.

»	Security selection in the consumer non-cyclicals sector detracted from performance, as the Portfolio’s consumer non-cyclicals positions underperformed the broader sector.

»	Security selection in the gaming and lodging sector detracted from performance, as the Portfolio’s gaming and lodging positions underperformed the broader sector.

»	Security selection in the energy sector detracted from performance, as the Portfolio’s energy positions underperformed the broader sector.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$865.70	$2.79	$1,000.00	$1,021.53	$3.02	0.61%
Administrative Class	1,000.00	865.10	3.48	1,000.00	1,020.79	3.77	0.76
Advisor Class	1,000.00	864.60	3.93	1,000.00	1,020.30	4.26	0.86

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2022 - 06/30/2022+	$7.94	$0.17	$(1.22)	$(1.05)	$(0.18)	$0.00	$(0.18)

12/31/2021	8.01	0.35	(0.05)	0.30	(0.37)	0.00	(0.37)

12/31/2020	7.95	0.37	0.07	0.44	(0.38)	0.00	(0.38)

12/31/2019	7.28	0.39	0.68	1.07	(0.40)	0.00	(0.40)

12/31/2018	7.87	0.39	(0.58)	(0.19)	(0.40)	0.00	(0.40)

12/31/2017	7.75	0.38	0.14	0.52	(0.40)	0.00	(0.40)
Administrative Class

01/01/2022 - 06/30/2022+	7.94	0.16	(1.22)	(1.06)	(0.17)	0.00	(0.17)

12/31/2021	8.01	0.33	(0.05)	0.28	(0.35)	0.00	(0.35)

12/31/2020	7.95	0.36	0.07	0.43	(0.37)	0.00	(0.37)

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.38	(0.58)	(0.20)	(0.39)	0.00	(0.39)

12/31/2017	7.75	0.37	0.13	0.50	(0.38)	0.00	(0.38)
Advisor Class

01/01/2022 - 06/30/2022+	7.94	0.16	(1.22)	(1.06)	(0.17)	0.00	(0.17)

12/31/2021	8.01	0.33	(0.05)	0.28	(0.35)	0.00	(0.35)

12/31/2020	7.95	0.35	0.07	0.42	(0.36)	0.00	(0.36)

12/31/2019	7.28	0.37	0.68	1.05	(0.38)	0.00	(0.38)

12/31/2018	7.87	0.37	(0.58)	(0.21)	(0.38)	0.00	(0.38)

12/31/2017	7.75	0.36	0.14	0.50	(0.38)	0.00	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Ratio of expenses to average net assets includes line of credit expenses.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.71	(13.43)%	$13,578	0.61	%*(e)	0.61	%*(e)	0.60	%*	0.60	%*	4.68	%*	5%

7.94	3.79	13,115	0.62	(e)	0.62	(e)	0.60		0.60		4.38		29

8.01	5.90	10,147	0.64	(e)	0.64	(e)	0.60		0.60		4.79		31

7.95	14.90	11,169	0.63	(e)	0.63	(e)	0.60		0.60		4.97		30

7.28	(2.50)	9,211	0.63	(e)	0.63	(e)	0.60		0.60		5.11		17

7.87	6.77	10,863	0.61	(e)	0.61	(e)	0.60		0.60		4.80		25

6.71	(13.49)	545,518	0.76	*(e)	0.76	*(e)	0.75	*	0.75	*	4.50	*	5

7.94	3.63	691,740	0.77	(e)	0.77	(e)	0.75		0.75		4.21		29

8.01	5.75	764,646	0.79	(e)	0.79	(e)	0.75		0.75		4.65		31

7.95	14.72	895,701	0.78	(e)	0.78	(e)	0.75		0.75		4.83		30

7.28	(2.65)	847,818	0.78	(e)	0.78	(e)	0.75		0.75		4.96		17

7.87	6.61	1,016,642	0.76	(e)	0.76	(e)	0.75		0.75		4.64		25

6.71	(13.54)	12,607	0.86	*(e)	0.86	*(e)	0.85	*	0.85	*	4.41	*	5

7.94	3.53	15,295	0.87	(e)	0.87	(e)	0.85		0.85		4.09		29

8.01	5.64	19,470	0.89	(e)	0.89	(e)	0.85		0.85		4.51		31

7.95	14.61	33,523	0.88	(e)	0.88	(e)	0.85		0.85		4.73		30

7.28	(2.75)	16,190	0.88	(e)	0.88	(e)	0.85		0.85		4.83		17

7.87	6.50	29,721	0.86	(e)	0.86	(e)	0.85		0.85		4.53		25

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO High Yield Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$522,459
Investments in Affiliates	42,108
Financial Derivative Instruments
Exchange-traded or centrally cleared	147
Over the counter	102
Cash	43
Deposits with counterparty	3,656
Foreign currency, at value	70
Receivable for investments sold	2,988
Receivable for Portfolio shares sold	119
Interest and/or dividends receivable	8,635
Dividends receivable from Affiliates	41
Prepaid expenses	4
Total Assets	580,372

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,396
Financial Derivative Instruments
Exchange-traded or centrally cleared	43
Over the counter	537
Payable for investments purchased	3,473
Payable for investments in Affiliates purchased	41
Payable for Portfolio shares redeemed	807
Accrued investment advisory fees	122
Accrued supervisory and administrative fees	170
Accrued distribution fees	3
Accrued servicing fees	69
Other liabilities	8
Total Liabilities	8,669

Net Assets	$571,703

Net Assets Consist of:

Paid in capital	$665,118
Distributable earnings (accumulated loss)	(93,415)

Net Assets	$571,703

Net Assets:

Institutional Class	$13,578
Administrative Class	545,518
Advisor Class	12,607

Shares Issued and Outstanding:

Institutional Class	2,024
Administrative Class	81,321
Advisor Class	1,879

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.71
Administrative Class	6.71
Advisor Class	6.71

Cost of investments in securities	$601,439
Cost of investments in Affiliates	$42,131
Cost of foreign currency held	$70
Cost or premiums of financial derivative instruments, net	$1,366

* Includes repurchase agreements of:	$4,943

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO High Yield Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$16,364
Dividends from Investments in Affiliates	107
Total Income	16,471

Expenses:

Investment advisory fees	782
Supervisory and administrative fees	1,095
Distribution and/or servicing fees - Administrative Class	448
Distribution and/or servicing fees - Advisor Class	17
Trustee fees	11
Interest expense	33
Miscellaneous expense	3
Total Expenses	2,389

Net Investment Income (Loss)	14,082

Net Realized Gain (Loss):

Investments in securities	400
Investments in Affiliates	(535)
Exchange-traded or centrally cleared financial derivative instruments	(1,018)
Over the counter financial derivative instruments	(1,411)
Foreign currency	(32)

Net Realized Gain (Loss)	(2,596)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(101,394)
Investments in Affiliates	480
Exchange-traded or centrally cleared financial derivative instruments	(2,331)
Over the counter financial derivative instruments	(707)
Foreign currency assets and liabilities	(31)

Net Change in Unrealized Appreciation (Depreciation)	(103,983)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(92,497)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO High Yield Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$14,082	$31,718
Net realized gain (loss)	(2,596)	18,449
Net change in unrealized appreciation (depreciation)	(103,983)	(23,182)

Net Increase (Decrease) in Net Assets Resulting from Operations	(92,497)	26,985

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(336)	(536)
Administrative Class	(14,122)	(32,217)
Advisor Class	(318)	(821)

Total Distributions(a)	(14,776)	(33,574)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(41,174)	(67,524)

Total Increase (Decrease) in Net Assets	(148,447)	(74,113)

Net Assets:

Beginning of period	720,150	794,263
End of period	$571,703	$720,150

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO High Yield Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.0%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$1,500	$1,437

Carnival Corp.
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		1,990	1,791

CDK Global, Inc.
TBD% due 07/06/2029 «		600	584

CommScope, Inc.
4.916% (LIBOR01M + 3.250%) due 04/06/2026 ~		973	878

Da Vinci Purchaser Corp.
6.250% (LIBOR03M + 4.000%) due 01/08/2027 ~		983	935

Diamond Sports Group LLC
4.431% due 08/24/2026		973	233
9.181% due 05/26/2026		531	524

Getty Images, Inc.
6.125% (LIBOR03M + 4.500%) due 02/19/2026 ~		1,670	1,621

RegionalCare Hospital Partners Holdings, Inc.
5.416% (LIBOR01M + 3.750%) due 11/16/2025 ~		865	809

Softbank Vision Fund
5.000% due 12/21/2025 «		1,888	1,888

Sotera Health Holdings LLC
4.416% (LIBOR01M + 2.750%) due 12/11/2026 ~		4,000	3,810

Starfruit Finco BV
5.250% (LIBOR03M + 3.000%) due 10/01/2025 ~		765	725

U.S. Renal Care, Inc.
6.688% (LIBOR01M + 5.000%) due 06/26/2026 ~		2,431	1,674

Total Loan Participations and Assignments (Cost $19,089)			16,909

CORPORATE BONDS & NOTES 87.3%

BANKING & FINANCE 9.9%

Allied Universal Holdco LLC
3.625% due 06/01/2028	EUR	600	478
6.625% due 07/15/2026		$1,500	1,379

Coinbase Global, Inc.
3.625% due 10/01/2031		325	184

Credit Acceptance Corp.
5.125% due 12/31/2024		1,000	944

CTR Partnership LP
3.875% due 06/30/2028		600	514

Curo Group Holdings Corp.
7.500% due 08/01/2028		1,500	946

Deutsche Bank AG
3.729% due 01/14/2032 •(f)		2,000	1,505

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		750	606
2.900% due 02/10/2029		800	629
3.375% due 11/13/2025		1,000	904
4.000% due 11/13/2030		1,000	812
4.063% due 11/01/2024		1,000	952
4.125% due 08/17/2027		1,000	883
4.134% due 08/04/2025		1,000	950
4.542% due 08/01/2026		500	458
5.113% due 05/03/2029		750	674
5.584% due 03/18/2024		1,500	1,495

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		1,600	1,325
6.500% due 10/01/2025		1,500	1,418

Freedom Mortgage Corp.
6.625% due 01/15/2027		1,100	817

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	948

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HAT Holdings LLC
3.375% due 06/15/2026	$1,200	$1,035
3.750% due 09/15/2030	1,000	799

Howard Hughes Corp.
5.375% due 08/01/2028	750	630

Intesa Sanpaolo SpA
5.017% due 06/26/2024	1,000	955
5.710% due 01/15/2026	1,000	954
7.700% due 09/17/2025 •(d)(e)	1,000	903

Jefferies Finance LLC
5.000% due 08/15/2028	700	578

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029	450	347

LFS Topco LLC
5.875% due 10/15/2026	1,000	792

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(d)(e)	4,000	3,888

Midcap Financial Issuer Trust
6.500% due 05/01/2028	1,025	884

MPT Operating Partnership LP
3.500% due 03/15/2031	1,800	1,424

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030	1,000	749
5.500% due 08/15/2028	1,000	804

NCL Finance Ltd.
6.125% due 03/15/2028	250	182

OneMain Finance Corp.
5.375% due 11/15/2029	1,000	812
5.625% due 03/15/2023	1,000	989
6.125% due 03/15/2024	1,000	957
6.625% due 01/15/2028	750	672
6.875% due 03/15/2025	1,000	950
7.125% due 03/15/2026	1,000	927

Oxford Finance LLC
6.375% due 02/01/2027	900	863

Park Intermediate Holdings LLC
4.875% due 05/15/2029	1,325	1,140
7.500% due 06/01/2025	1,000	999

Paysafe Finance PLC
4.000% due 06/15/2029	1,500	1,083

PennyMac Financial Services, Inc.
4.250% due 02/15/2029	1,500	1,105

PRA Group, Inc.
5.000% due 10/01/2029	1,000	830

RHP Hotel Properties LP
4.500% due 02/15/2029	750	637
4.750% due 10/15/2027	1,000	889

RLJ Lodging Trust LP
3.750% due 07/01/2026	1,000	868
4.000% due 09/15/2029	700	576

Rocket Mortgage LLC
3.875% due 03/01/2031	750	564
4.000% due 10/15/2033	1,650	1,175

SBA Communications Corp.
3.125% due 02/01/2029	2,000	1,642

Sitka Holdings LLC
6.750% due 07/06/2026 •	1,000	968

United Wholesale Mortgage LLC
5.500% due 11/15/2025	750	644

VICI Properties LP
4.125% due 08/15/2030	500	432
4.500% due 09/01/2026	1,000	922
4.625% due 12/01/2029	500	448
5.625% due 05/01/2024	1,000	990
5.750% due 02/01/2027	750	713

		56,540

INDUSTRIALS 70.8%

Academy Ltd.
6.000% due 11/15/2027	750	687

AdaptHealth LLC
4.625% due 08/01/2029	250	206
5.125% due 03/01/2030	825	696
6.125% due 08/01/2028	500	443

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adient Global Holdings Ltd.
4.875% due 08/15/2026 (h)	$2,000	$1,758

ADT Security Corp.
4.125% due 06/15/2023	1,000	984
4.875% due 07/15/2032	1,000	798

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028	1,000	859

Air Canada
3.875% due 08/15/2026	1,300	1,102

Albertsons Cos., Inc.
3.250% due 03/15/2026	250	218
3.500% due 03/15/2029	1,000	812
4.625% due 01/15/2027	250	224
4.875% due 02/15/2030	1,000	861
7.500% due 03/15/2026	1,500	1,495

Albion Financing 1 SARL
6.125% due 10/15/2026	750	643

Altice Financing SA
5.000% due 01/15/2028	1,000	809
5.750% due 08/15/2029	1,500	1,208

Altice France Holding SA
6.000% due 02/15/2028	1,000	712

Altice France SA
5.125% due 01/15/2029	500	379
5.125% due 07/15/2029	1,000	758
5.500% due 01/15/2028	2,000	1,617
5.500% due 10/15/2029	500	383
8.125% due 02/01/2027	3,400	3,135

AMC Networks, Inc.
4.250% due 02/15/2029	1,000	813
4.750% due 08/01/2025	500	467
5.000% due 04/01/2024	400	388

American Airlines Pass-Through Trust
3.375% due 11/01/2028	391	351

American Airlines, Inc.
5.500% due 04/20/2026	3,875	3,574
5.750% due 04/20/2029	1,525	1,307

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029	1,000	801
4.000% due 01/15/2028	2,000	1,717

Amsted Industries, Inc.
4.625% due 05/15/2030	1,000	854
5.625% due 07/01/2027	500	471

ANGI Group LLC
3.875% due 08/15/2028	625	477

Antero Resources Corp.
5.375% due 03/01/2030	300	274

Apache Corp.
4.875% due 11/15/2027	1,500	1,384

APi Group DE, Inc.
4.125% due 07/15/2029	800	636

Arches Buyer, Inc.
4.250% due 06/01/2028	1,000	817

Ardagh Metal Packaging Finance USA LLC
3.250% due 09/01/2028	500	427
4.000% due 09/01/2029	625	503

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	750	637
5.250% due 08/15/2027	2,000	1,432

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029	1,000	881
7.000% due 11/01/2026	1,000	931

ASP Unifrax Holdings, Inc.
5.250% due 09/30/2028	1,200	960
7.500% due 09/30/2029	675	470

Avantor Funding, Inc.
4.625% due 07/15/2028	1,750	1,609

Avient Corp.
5.750% due 05/15/2025	750	720

Axalta Coating Systems LLC
3.375% due 02/15/2029	750	613
4.750% due 06/15/2027	1,250	1,125

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	1,000	848

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 01/15/2028		$1,275	$1,109
4.000% due 10/15/2030		2,000	1,611

Bath & Body Works, Inc.
6.625% due 10/01/2030		625	541
6.875% due 11/01/2035		1,500	1,223

Bausch Health Americas, Inc.
8.500% due 01/31/2027 (h)		1,000	704
9.250% due 04/01/2026		1,000	718

Bausch Health Cos., Inc.
5.000% due 01/30/2028		1,000	535
5.250% due 01/30/2030		1,000	520
5.500% due 11/01/2025		2,000	1,760
5.750% due 08/15/2027		1,000	830
7.000% due 01/15/2028		1,000	574
9.000% due 12/15/2025		1,000	742

BCP Modular Services Finance PLC
4.750% due 11/30/2028	EUR	1,400	1,170

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		$875	714

BellRing Brands, Inc.
7.000% due 03/15/2030		1,000	944

Berry Global, Inc.
4.500% due 02/15/2026		594	553

Black Knight InfoServ LLC
3.625% due 09/01/2028		500	434

Block, Inc.
2.750% due 06/01/2026		500	445
3.500% due 06/01/2031		500	400

Bombardier, Inc.
7.125% due 06/15/2026		1,250	1,035
7.500% due 03/15/2025		643	583

Boxer Parent Co., Inc.
7.125% due 10/02/2025		1,000	959

Boyd Gaming Corp.
4.750% due 06/15/2031		400	339

Boyne USA, Inc.
4.750% due 05/15/2029		500	434

Buckeye Partners LP
4.125% due 03/01/2025		875	811
4.500% due 03/01/2028		625	527

Builders FirstSource, Inc.
5.000% due 03/01/2030		1,250	1,061

Cable One, Inc.
4.000% due 11/15/2030		625	514

Cablevision Lightpath LLC
3.875% due 09/15/2027		750	622
5.625% due 09/15/2028		250	196

Caesars Entertainment, Inc.
4.625% due 10/15/2029		1,400	1,092
6.250% due 07/01/2025		875	846

Caesars Resort Collection LLC
5.750% due 07/01/2025		800	767

Camelot Finance SA
4.500% due 11/01/2026		1,000	914

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		1,000	913

Carnival Corp.
4.000% due 08/01/2028		1,400	1,153
5.750% due 03/01/2027		1,500	1,089
7.625% due 03/01/2026		1,250	971
10.500% due 02/01/2026		600	598

Catalent Pharma Solutions, Inc.
3.125% due 02/15/2029		1,250	1,027
5.000% due 07/15/2027		1,000	943

CCO Holdings LLC
4.250% due 02/01/2031		2,000	1,636
4.500% due 08/15/2030		2,000	1,667
4.500% due 05/01/2032		1,250	1,016
4.500% due 06/01/2033		2,000	1,580
4.750% due 03/01/2030		1,000	858
4.750% due 02/01/2032		500	411
5.000% due 02/01/2028		1,000	926
5.125% due 05/01/2027		1,000	947
5.375% due 06/01/2029		1,500	1,344

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	$500	$445

Centene Corp.
2.500% due 03/01/2031	3,000	2,391
4.625% due 12/15/2029	1,500	1,403

Centennial Resource Production LLC
5.375% due 01/15/2026	2,000	1,810

Charles River Laboratories International, Inc.
3.750% due 03/15/2029	1,000	870
4.000% due 03/15/2031	1,000	854

Cheniere Energy Partners LP
4.000% due 03/01/2031	1,500	1,279
4.500% due 10/01/2029	1,000	895

Cheniere Energy, Inc.
4.625% due 10/15/2028	1,375	1,243

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028	1,000	837

Chesapeake Energy Corp.
5.500% due 02/01/2026	175	167
5.875% due 02/01/2029	175	165
6.750% due 04/15/2029	1,500	1,455

Churchill Downs, Inc.
4.750% due 01/15/2028	2,000	1,784
5.500% due 04/01/2027	750	714

Clarios Global LP
6.250% due 05/15/2026	900	868
8.500% due 05/15/2027	1,000	969

Clarivate Science Holdings Corp.
3.875% due 07/01/2028	1,300	1,090
4.875% due 07/01/2029	900	742

Clean Harbors, Inc.
4.875% due 07/15/2027	750	688
5.125% due 07/15/2029	375	341

CNX Midstream Partners LP
4.750% due 04/15/2030	700	589

CommScope Technologies LLC
5.000% due 03/15/2027	1,000	741
6.000% due 06/15/2025	1,084	940

CommScope, Inc.
6.000% due 03/01/2026	250	231
7.125% due 07/01/2028	1,000	761
8.250% due 03/01/2027	750	595

Community Health Systems, Inc.
4.750% due 02/15/2031	1,000	735
5.625% due 03/15/2027	1,250	1,061
6.000% due 01/15/2029	250	207
6.875% due 04/15/2029	750	486
8.000% due 03/15/2026	875	799

Comstock Resources, Inc.
5.875% due 01/15/2030	325	280
6.750% due 03/01/2029	1,000	898

Connect Finco SARL
6.750% due 10/01/2026	1,250	1,128

Consolidated Communications, Inc.
5.000% due 10/01/2028	250	200

CoreLogic, Inc.
4.500% due 05/01/2028	1,250	965

Coty, Inc.
5.000% due 04/15/2026	750	688
6.500% due 04/15/2026	1,500	1,385

Covanta Holding Corp.
5.000% due 09/01/2030	500	409

Crocs, Inc.
4.250% due 03/15/2029	750	556

Crown Americas LLC
4.250% due 09/30/2026	1,000	924

CSC Holdings LLC
3.375% due 02/15/2031	1,000	742
5.250% due 06/01/2024	1,000	936
5.375% due 02/01/2028	500	434
5.500% due 04/15/2027	1,000	908
5.750% due 01/15/2030	2,250	1,643
5.875% due 09/15/2022	1,000	996
6.500% due 02/01/2029	1,000	905

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DaVita, Inc.
3.750% due 02/15/2031	$1,750	$1,259
4.625% due 06/01/2030	1,500	1,175

DCP Midstream Operating LP
3.250% due 02/15/2032	800	629
5.125% due 05/15/2029	1,000	902
5.375% due 07/15/2025	1,500	1,461

Deluxe Corp.
8.000% due 06/01/2029	775	633

Diamond Sports Group LLC
5.375% due 08/15/2026	2,000	502
6.625% due 08/15/2027	1,000	125

DirecTV Financing LLC
5.875% due 08/15/2027	2,100	1,798

DISH DBS Corp.
5.250% due 12/01/2026	1,800	1,414
5.750% due 12/01/2028	2,300	1,707
5.875% due 07/15/2022	1,500	1,496

DT Midstream, Inc.
4.125% due 06/15/2029	1,700	1,446
4.375% due 06/15/2031	1,700	1,429

Edgewell Personal Care Co.
4.125% due 04/01/2029	1,000	827
5.500% due 06/01/2028	750	684

Element Solutions, Inc.
3.875% due 09/01/2028	1,000	827

Energizer Holdings, Inc.
4.375% due 03/31/2029	1,000	769
4.750% due 06/15/2028	500	398

EnLink Midstream Partners LP
4.150% due 06/01/2025	1,500	1,399
5.450% due 06/01/2047	750	532

EQM Midstream Partners LP
4.125% due 12/01/2026	1,000	866
4.500% due 01/15/2029	500	407
4.750% due 01/15/2031	1,000	800
6.000% due 07/01/2025	92	88
6.500% due 07/01/2027	500	466
6.500% due 07/15/2048	500	382

Fair Isaac Corp.
4.000% due 06/15/2028	1,000	888

Fertitta Entertainment LLC
4.625% due 01/15/2029	1,305	1,116

Ford Motor Co.
3.250% due 02/12/2032	1,570	1,180

Frontier Communications Holdings LLC
5.000% due 05/01/2028	500	426
5.875% due 10/15/2027	625	564
6.750% due 05/01/2029	750	619
8.750% due 05/15/2030	1,200	1,216

Gap, Inc.
3.875% due 10/01/2031	1,900	1,329

Garda World Security Corp.
4.625% due 02/15/2027	1,500	1,292

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	2,000	1,993

GFL Environmental, Inc.
3.500% due 09/01/2028	1,500	1,289

Global Medical Response, Inc.
6.500% due 10/01/2025	1,500	1,339

Go Daddy Operating Co. LLC
3.500% due 03/01/2029	2,000	1,690

goeasy Ltd.
5.375% due 12/01/2024	1,000	919

Graphic Packaging International LLC
3.500% due 03/15/2028	750	646
3.750% due 02/01/2030	700	594

Great Lakes Dredge & Dock Corp.
5.250% due 06/01/2029	350	303

Grifols Escrow Issuer SA
4.750% due 10/15/2028	700	608

H-Food Holdings LLC
8.500% due 06/01/2026	2,000	1,403

Hanesbrands, Inc.
4.875% due 05/15/2026	1,500	1,392

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest Midstream LP
7.500% due 09/01/2028	$750	$706

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	875	786

HCA, Inc.
3.500% due 09/01/2030	2,000	1,707
5.375% due 02/01/2025	1,500	1,497

HealthEquity, Inc.
4.500% due 10/01/2029	925	811

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	1,500	1,195
3.750% due 05/01/2029	625	531
4.000% due 05/01/2031	625	521
4.875% due 01/15/2030	1,000	907

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031	750	574
5.000% due 06/01/2029	850	690

Hilton Worldwide Finance LLC
4.875% due 04/01/2027	750	708

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027	700	604

Howmet Aerospace, Inc.
5.950% due 02/01/2037	1,000	945

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)	500	446

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)	500	436

II-VI, Inc.
5.000% due 12/15/2029	700	612

Imola Merger Corp.
4.750% due 05/15/2029	1,000	840

INEOS Quattro Finance 2 PLC
3.375% due 01/15/2026	875	736

Ingevity Corp.
3.875% due 11/01/2028	1,500	1,259

International Game Technology PLC
5.250% due 01/15/2029	750	681
6.250% due 01/15/2027	500	487
6.500% due 02/15/2025	1,500	1,495

IQVIA, Inc.
5.000% due 10/15/2026	2,000	1,910
5.000% due 05/15/2027	1,000	949

Jazz Securities DAC
4.375% due 01/15/2029	625	557

JELD-WEN, Inc.
4.625% due 12/15/2025	1,000	851
4.875% due 12/15/2027	1,750	1,367

Kaiser Aluminum Corp.
4.500% due 06/01/2031	300	228
4.625% due 03/01/2028	1,000	834

KB Home
4.000% due 06/15/2031	600	464

KFC Holding Co.
4.750% due 06/01/2027	750	723

Kinetik Holdings LP
5.875% due 06/15/2030	600	573

LABL, Inc.
6.750% due 07/15/2026	2,000	1,804

Lamar Media Corp.
3.625% due 01/15/2031	500	410
3.750% due 02/15/2028	1,000	889

Lamb Weston Holdings, Inc.
4.375% due 01/31/2032	2,100	1,831

Legacy LifePoint Health LLC
4.375% due 02/15/2027	500	429

Level 3 Financing, Inc.
3.750% due 07/15/2029	875	678

Lindblad Expeditions LLC
6.750% due 02/15/2027	900	773

Live Nation Entertainment, Inc.
4.875% due 11/01/2024	500	478
6.500% due 05/15/2027	875	862

LogMeIn, Inc.
5.500% due 09/01/2027	750	524

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Madison IAQ LLC
5.875% due 06/30/2029	$1,500	$1,153

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	1,250	1,180

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029	1,425	1,187
4.750% due 01/15/2028	500	434

Masonite International Corp.
5.375% due 02/01/2028	1,500	1,360

Mattel, Inc.
3.375% due 04/01/2026	500	460

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	2,500	2,392

Medline Borrower LP
3.875% due 04/01/2029	1,500	1,283
5.250% due 10/01/2029	1,200	989

MEDNAX, Inc.
5.375% due 02/15/2030	600	515

MEG Energy Corp.
5.875% due 02/01/2029	500	457
7.125% due 02/01/2027	1,500	1,514

MGM China Holdings Ltd.
4.750% due 02/01/2027	500	354

MGM Resorts International
5.500% due 04/15/2027	327	294
5.750% due 06/15/2025	657	627
6.000% due 03/15/2023	500	500

Midwest Gaming Borrower LLC
4.875% due 05/01/2029	1,000	817

MPH Acquisition Holdings LLC
5.750% due 11/01/2028	1,500	1,246

MSCI, Inc.
3.625% due 09/01/2030	500	418
3.625% due 11/01/2031	1,000	825

Nabors Industries, Inc.
7.375% due 05/15/2027	650	618

NCL Corp. Ltd.
5.875% due 03/15/2026	625	492
5.875% due 02/15/2027	800	685
7.750% due 02/15/2029	300	230

NCR Corp.
5.000% due 10/01/2028	500	425
5.125% due 04/15/2029	1,000	848

NESCO Holdings, Inc.
5.500% due 04/15/2029	375	315

Newell Brands, Inc.
5.625% due 04/01/2036	500	434
5.750% due 04/01/2046	400	327

Nexstar Media, Inc.
5.625% due 07/15/2027	1,750	1,601

NextEra Energy Operating Partners LP
4.250% due 07/15/2024	625	599
4.250% due 09/15/2024	45	43
4.500% due 09/15/2027	750	696

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025 (h)	1,500	1,468

Nielsen Finance LLC
4.500% due 07/15/2029	1,500	1,357
5.625% due 10/01/2028	500	466
5.875% due 10/01/2030	750	690

Northriver Midstream Finance LP
5.625% due 02/15/2026	1,125	1,021

Novelis Corp.
3.875% due 08/15/2031	600	463
4.750% due 01/30/2030	2,000	1,666

NuStar Logistics LP
5.750% due 10/01/2025	625	585
6.375% due 10/01/2030	500	435

Occidental Petroleum Corp.
4.625% due 06/15/2045	2,000	1,647
5.550% due 03/15/2026	1,000	995
5.875% due 09/01/2025	625	624
6.375% due 09/01/2028	500	507
6.450% due 09/15/2036	750	771

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.600% due 03/15/2046		$1,000	$1,065
6.625% due 09/01/2030		750	774
7.500% due 05/01/2031		500	539
8.000% due 07/15/2025		500	527
8.875% due 07/15/2030		875	1,006

Olympus Water U.S. Holding Corp.
3.875% due 10/01/2028	EUR	800	682
4.250% due 10/01/2028		$1,750	1,373
6.250% due 10/01/2029		750	522

ON Semiconductor Corp.
3.875% due 09/01/2028		1,000	882

Option Care Health, Inc.
4.375% due 10/31/2029		700	601

Organon & Co.
4.125% due 04/30/2028		1,750	1,555
5.125% due 04/30/2031		1,750	1,516

Outfront Media Capital LLC
5.000% due 08/15/2027		1,000	875

Owens & Minor, Inc.
4.500% due 03/31/2029		1,250	1,022

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		1,200	1,022

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		1,875	1,607

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		1,000	763

Parkland Corp.
5.875% due 07/15/2027		1,750	1,591

PDC Energy, Inc.
5.750% due 05/15/2026		1,000	935
6.125% due 09/15/2024		500	497

Performance Food Group, Inc.
5.500% due 10/15/2027		500	464

Perrigo Finance Unlimited Co.
4.400% due 06/15/2030		1,200	1,073

PetSmart, Inc.
4.750% due 02/15/2028		1,500	1,302
7.750% due 02/15/2029		1,250	1,128

Pilgrim’s Pride Corp.
5.875% due 09/30/2027		1,000	959

PM General Purchaser LLC
9.500% due 10/01/2028		1,000	809

Post Holdings, Inc.
4.500% due 09/15/2031		2,750	2,257
4.625% due 04/15/2030		1,000	845
5.500% due 12/15/2029		1,000	896
5.625% due 01/15/2028		1,250	1,189
5.750% due 03/01/2027		707	686

Precision Drilling Corp.
6.875% due 01/15/2029		575	515

Premier Entertainment Sub LLC
5.625% due 09/01/2029		700	499
5.875% due 09/01/2031		1,400	974

Prestige Brands, Inc.
3.750% due 04/01/2031		1,000	831
5.125% due 01/15/2028		1,000	932

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		1,000	857

Prime Security Services Borrower LLC
5.250% due 04/15/2024		1,000	979
5.750% due 04/15/2026		1,000	935
6.250% due 01/15/2028		1,000	839

Radiate Holdco LLC
4.500% due 09/15/2026		1,000	864
6.500% due 09/15/2028		1,000	776

Range Resources Corp.
4.750% due 02/15/2030		200	180
4.875% due 05/15/2025		1,000	977
5.000% due 03/15/2023		561	558

Rattler Midstream LP
5.625% due 07/15/2025		375	375

Rite Aid Corp.
7.500% due 07/01/2025		562	456

Rockcliff Energy LLC
5.500% due 10/15/2029		780	711

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockies Express Pipeline LLC
4.800% due 05/15/2030		$500	$417
6.875% due 04/15/2040		500	415

Roller Bearing Co. of America, Inc.
4.375% due 10/15/2029		750	639

Rolls-Royce PLC
5.750% due 10/15/2027		750	678

Royal Caribbean Cruises Ltd.
5.500% due 04/01/2028		500	349
11.500% due 06/01/2025		1,074	1,106

RP Escrow Issuer LLC
5.250% due 12/15/2025		500	433

Sabre Global, Inc.
7.375% due 09/01/2025		1,000	929
9.250% due 04/15/2025		500	483

Scientific Games Holdings LP
6.625% due 03/01/2030		650	554

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		1,000	833

Scripps Escrow, Inc.
3.875% due 01/15/2029		600	504

Seagate HDD Cayman
3.375% due 07/15/2031		1,800	1,402

Sealed Air Corp.
5.500% due 09/15/2025		1,000	1,000

Select Medical Corp.
6.250% due 08/15/2026		1,000	935

Sensata Technologies BV
5.625% due 11/01/2024		1,250	1,236

Sensata Technologies, Inc.
3.750% due 02/15/2031		1,000	803
4.375% due 02/15/2030		500	426

Sigma Holdco BV
5.750% due 05/15/2026	EUR	500	277
7.875% due 05/15/2026		$3,000	1,708

Silgan Holdings, Inc.
4.125% due 02/01/2028		1,500	1,348

Simmons Foods, Inc.
4.625% due 03/01/2029		1,000	847

Sinclair Television Group, Inc.
5.125% due 02/15/2027		1,000	844
5.500% due 03/01/2030		1,000	738

Sirius XM Radio, Inc.
4.125% due 07/01/2030		1,000	838
5.000% due 08/01/2027		1,000	930
5.500% due 07/01/2029		500	457

SM Energy Co.
6.500% due 07/15/2028		700	645

Southwestern Energy Co.
5.375% due 02/01/2029		1,000	929

Spectrum Brands, Inc.
3.875% due 03/15/2031		625	505
5.000% due 10/01/2029		750	650
5.750% due 07/15/2025		90	89

Speedway Motorsports LLC
4.875% due 11/01/2027		1,375	1,219

Spirit AeroSystems, Inc.
7.500% due 04/15/2025		1,000	932

SRS Distribution, Inc.
4.625% due 07/01/2028		700	614

Stagwell Global LLC
5.625% due 08/15/2029		1,100	887

Standard Industries, Inc.
3.375% due 01/15/2031		1,000	740
4.375% due 07/15/2030		1,250	988
4.750% due 01/15/2028		1,000	858
5.000% due 02/15/2027		500	447

Staples, Inc.
7.500% due 04/15/2026		2,000	1,664
10.750% due 04/15/2027		500	331

Station Casinos LLC
4.500% due 02/15/2028		750	635
4.625% due 12/01/2031		1,200	937

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Studio City Finance Ltd.
5.000% due 01/15/2029	$200	$104

Suburban Propane Partners LP
5.000% due 06/01/2031	700	596

Sunnova Energy Corp.
5.875% due 09/01/2026	800	697

Sunoco LP
4.500% due 05/15/2029	500	413
5.875% due 03/15/2028	500	457

Superior Plus LP
4.500% due 03/15/2029	750	639

Switch Ltd.
3.750% due 09/15/2028	750	743

Syneos Health, Inc.
3.625% due 01/15/2029	500	424

T-Mobile USA, Inc.
2.250% due 02/15/2026	375	338
2.625% due 02/15/2029	1,000	844
2.875% due 02/15/2031	1,125	936
3.500% due 04/15/2031	1,250	1,082
4.750% due 02/01/2028	750	728

Team Health Holdings, Inc.
6.375% due 02/01/2025	1,000	700

TEGNA, Inc.
4.625% due 03/15/2028	1,000	938
5.000% due 09/15/2029	1,000	948

Tenet Healthcare Corp.
4.250% due 06/01/2029	225	190
4.375% due 01/15/2030	700	594
4.625% due 07/15/2024	412	396
4.625% due 09/01/2024	1,125	1,082
4.875% due 01/01/2026	500	462
5.125% due 11/01/2027	500	451
6.125% due 10/01/2028	2,000	1,718
6.125% due 06/15/2030	1,200	1,111
6.250% due 02/01/2027	1,000	922
6.750% due 06/15/2023	400	412

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027	1,000	893

TopBuild Corp.
3.625% due 03/15/2029	1,375	1,085

TransDigm, Inc.
4.625% due 01/15/2029	1,000	807
5.500% due 11/15/2027	2,000	1,703
6.250% due 03/15/2026	2,000	1,934
6.375% due 06/15/2026	2,000	1,874

Transocean Pontus Ltd.
6.125% due 08/01/2025	615	564

Travel & Leisure Co.
4.625% due 03/01/2030	1,500	1,165
6.625% due 07/31/2026	1,000	950

TripAdvisor, Inc.
7.000% due 07/15/2025	500	485

Triumph Group, Inc.
6.250% due 09/15/2024	500	447
8.875% due 06/01/2024	704	710

Twilio, Inc.
3.625% due 03/15/2029	500	421
3.875% due 03/15/2031	625	515

U.S. Foods, Inc.
4.625% due 06/01/2030	900	760
4.750% due 02/15/2029	1,000	876
6.250% due 04/15/2025	750	750

Uber Technologies, Inc.
4.500% due 08/15/2029	1,575	1,298

United Airlines, Inc.
4.375% due 04/15/2026	1,650	1,460
4.625% due 04/15/2029	2,025	1,725

United Rentals North America, Inc.
3.875% due 02/15/2031	500	423
4.000% due 07/15/2030	1,500	1,285
5.500% due 05/15/2027	500	491

Univision Communications, Inc.
5.125% due 02/15/2025	2,000	1,886
6.625% due 06/01/2027	1,250	1,192
7.375% due 06/30/2030	600	587

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UPC Holding BV
5.500% due 01/15/2028	$1,000	$856

USA Compression Partners LP
6.875% due 04/01/2026	1,250	1,139

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (a)	800	777

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029	2,900	2,545

Veritas U.S., Inc.
7.500% due 09/01/2025	1,000	752

Viasat, Inc.
5.625% due 09/15/2025	1,500	1,215
5.625% due 04/15/2027	250	217

Viking Cruises Ltd.
5.875% due 09/15/2027	1,250	936

Virgin Media Finance PLC
5.000% due 07/15/2030	1,000	795

Virgin Media Secured Finance PLC
5.500% due 05/15/2029	1,500	1,344

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031	1,000	807

VOC Escrow Ltd.
5.000% due 02/15/2028	1,000	805

WESCO Distribution, Inc.
7.125% due 06/15/2025	1,500	1,500
7.250% due 06/15/2028	1,500	1,487

Western Midstream Operating LP
3.600% due 02/01/2025	500	462
5.450% due 04/01/2044	2,000	1,666

White Cap Buyer LLC
6.875% due 10/15/2028	1,000	801

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (a)	500	417

WMG Acquisition Corp.
3.875% due 07/15/2030	1,000	833

WR Grace Holdings LLC
4.875% due 06/15/2027	1,000	871
5.625% due 10/01/2024	500	486
5.625% due 08/15/2029	700	517

WW International, Inc.
4.500% due 04/15/2029	1,000	667

Wynn Las Vegas LLC
5.250% due 05/15/2027	1,700	1,458
5.500% due 03/01/2025	1,100	1,009

Wynn Resorts Finance LLC
5.125% due 10/01/2029	1,000	789

XPO Logistics, Inc.
6.250% due 05/01/2025	452	449

Yum! Brands, Inc.
4.625% due 01/31/2032	2,000	1,773

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	750	624
6.125% due 03/01/2028	1,250	906

Ziggo Bond Co. BV
5.125% due 02/28/2030	1,500	1,179
6.000% due 01/15/2027	1,000	886

Ziggo BV
4.875% due 01/15/2030	500	425

ZipRecruiter, Inc.
5.000% due 01/15/2030	800	673

		404,976

UTILITIES 6.6%

Antero Midstream Partners LP
5.375% due 06/15/2029	1,500	1,346
5.750% due 03/01/2027	500	466

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028	75	65

Blue Racer Midstream LLC
6.625% due 07/15/2026	1,000	902

Calpine Corp.
3.750% due 03/01/2031	750	612

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 02/15/2028	$1,000	$910
4.625% due 02/01/2029	250	208
5.000% due 02/01/2031	375	304
5.125% due 03/15/2028	1,250	1,103

Clearway Energy Operating LLC
3.750% due 02/15/2031	500	405
3.750% due 01/15/2032	1,000	794
4.750% due 03/15/2028	500	451

Crestwood Midstream Partners LP
5.625% due 05/01/2027	1,000	892
6.000% due 02/01/2029	250	219

CrownRock LP
5.000% due 05/01/2029	500	449
5.625% due 10/15/2025	2,500	2,357

Embarq Corp.
7.995% due 06/01/2036	1,000	753

Endeavor Energy Resources LP
5.750% due 01/30/2028	2,000	1,911
6.625% due 07/15/2025	500	503

Genesis Energy LP
6.500% due 10/01/2025	1,000	924
8.000% due 01/15/2027	750	666

Lumen Technologies, Inc.
4.000% due 02/15/2027	500	424

NRG Energy, Inc.
3.625% due 02/15/2031	1,000	786
5.250% due 06/15/2029	1,000	894

NSG Holdings LLC
7.750% due 12/15/2025	533	525

Sprint Capital Corp.
8.750% due 03/15/2032	2,000	2,413

Sprint Corp.
7.125% due 06/15/2024	2,000	2,059
7.625% due 02/15/2025	2,000	2,088
7.625% due 03/01/2026	1,000	1,056
7.875% due 09/15/2023	3,000	3,102

Tallgrass Energy Partners LP
5.500% due 01/15/2028	500	426
6.000% due 12/31/2030	500	416

Telecom Italia Capital SA
6.375% due 11/15/2033	1,000	775

Telecom Italia SpA
5.303% due 05/30/2024	1,000	963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TerraForm Power Operating LLC
4.750% due 01/15/2030	$500	$429
5.000% due 01/31/2028	1,000	908

Vistra Operations Co. LLC
5.000% due 07/31/2027	1,000	911
5.500% due 09/01/2026	1,000	946
5.625% due 02/15/2027	2,000	1,885

Vodafone Group PLC
5.125% due 06/04/2081 •	800	535

		37,781

Total Corporate Bonds & Notes (Cost $576,189)		499,297

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Bear Stearns ALT-A Trust
3.232% due 11/25/2036 ^~	259	159

Countrywide Alternative Loan Trust
2.072% (US0001M + 0.460%) due 05/20/2046 ^~	40	35

Countrywide Home Loan Mortgage Pass-Through Trust
2.264% due 03/25/2035 •	17	14
3.042% due 05/20/2036 ^~	118	112

GSR Mortgage Loan Trust
2.763% due 04/25/2035 ~	2	2

IndyMac IMSC Mortgage Loan Trust
6.000% due 07/25/2037 ^	198	165

WaMu Mortgage Pass-Through Certificates Trust
2.713% due 12/25/2036 ^~	134	124

Washington Mutual Mortgage Pass-Through Certificates Trust
1.446% (12MTA + 0.970%) due 05/25/2046 ^~	13	10

Total Non-Agency Mortgage-Backed Securities (Cost $504)		621

ASSET-BACKED SECURITIES 0.0%

Credit-Based Asset Servicing & Securitization Trust
1.694% due 01/25/2037 ^•	67	24

Total Asset-Backed Securities (Cost $50)		24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (g) 0.9%
		$4,943

U.S. TREASURY BILLS 0.1%
1.408% due 07/14/2022 - 09/15/2022 (b)(c)(k)	$666	665

Total Short-Term Instruments (Cost $5,607)		5,608

Total Investments in Securities (Cost $601,439)		522,459

	SHARES
INVESTMENTS IN AFFILIATES 7.4%

SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%

PIMCO Short-Term Floating NAV Portfolio III	4,339,238	42,108

Total Short-Term Instruments (Cost $42,131)		42,108

Total Investments in Affiliates (Cost $42,131)		42,108

Total Investments 98.8% (Cost $643,570)		$564,567

Financial Derivative Instruments (i)(j) (0.1)% (Cost or Premiums, net $1,366)		(331)

Other Assets and Liabilities, net 1.3%		7,467

Net Assets 100.0%		$571,703

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Payment in-kind security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.729%	01/14/2032	06/09/2022	$1,636	$1,505	0.26%

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$4,943	U.S. Treasury Notes 3.000% due 06/30/2024	$(5,042)	$4,943	$4,943

Total Repurchase Agreements						$(5,042)	$4,943	$4,943

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(1.000)%	06/17/2022	TBD	(3)	$(684)	$(684)
JML	1.300	06/17/2022	07/29/2022		(1,204)	(1,205)
	1.430	06/17/2022	07/29/2022		(1,507)	(1,507)

Total Reverse Repurchase Agreements						$(3,396)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(684)	$0	$(684)	$713	$29
FICC	4,943	0	0	4,943	(5,042)	(99)
JML	0	(2,712)	0	(2,712)	3,227	515

Total Borrowings and Other Financing Transactions	$4,943	$(3,396)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,712)	$0	$(684)	$(3,396)

Total Borrowings	$0	$(2,712)	$0	$(684)	$(3,396)

Payable for reverse repurchase agreements					$(3,396)

(h)	Securities with an aggregate market value of $3,930 and cash of $10 has been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(5,713) at a weighted average interest rate of (0.242%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra September Futures	09/2022	111	$14,139	$(155)	$147	$0

Total Futures Contracts				$(155)	$147	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2025	3.556%	$750	$30	$0	$30	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$297	$28	$(29)	$(1)	$0	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	3,762	361	(391)	(30)	0	(6)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	693	54	(62)	(8)	0	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	27,621	911	(1,679)	(768)	0	(36)

					$1,354	$(2,161)	$(807)	$0	$(42)

Total Swap Agreements					$1,384	$(2,161)	$(777)	$0	$(43)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$147	$0	$147	$0	$0	$(43)	$(43)

Cash of $3,646 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	07/2022	EUR	3,395		$3,645	$87	$0

SCX	07/2022		$315	EUR	302	2	0

Total Forward Foreign Currency Contracts						$89	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO High Yield Portfolio	(Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	03/20/2023	$1,400	$(2)	$(8)	$0	$(10)

BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	8,200	(9)	(327)	0	(336)

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	200	0	(1)	0	(1)

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	5,800	(7)	(170)	13	(190)

Total Swap Agreements								$(18)	$(506)	$13	$(537)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$0	$(10)	$(10)	$(10)	$0	$(10)
BPS	0	0	0	0	0	0	(336)	(336)	(336)	232	(104)
CBK	87	0	0	87	0	0	0	0	87	0	87
JPM	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
MYC	0	0	13	13	0	0	(190)	(190)	(177)	143	(34)
SCX	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$89	$0	$13	$102	$0	$0	$(537)	$(537)

(k)

Securities with an aggregate market value of $375 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$147	$147

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$89	$0	$89
Swap Agreements	0	0	0	0	13	13

	$0	$0	$0	$89	$13	$102

	$0	$0	$0	$89	$160	$249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$43	$0	$0	$0	$43

Over the counter
Swap Agreements	$0	$0	$0	$0	$537	$537

	$0	$43	$0	$0	$537	$580

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(275)	$(275)
Swap Agreements	0	(743)	0	0	0	(743)

	$0	$(743)	$0	$0	$(275)	$(1,018)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$188	$0	$188
Swap Agreements	0	0	0	0	(1,599)	(1,599)

	$0	$0	$0	$188	$(1,599)	$(1,411)

	$0	$(743)	$0	$188	$(1,874)	$(2,429)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(155)	$(155)
Swap Agreements	0	(2,176)	0	0	0	(2,176)

	$0	$(2,176)	$0	$0	$(155)	$(2,331)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$99	$0	$99
Swap Agreements	0	0	0	0	(806)	(806)

	$0	$0	$0	$99	$(806)	$(707)

	$0	$(2,176)	$0	$99	$(961)	$(3,038)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$12,646	$4,263	$16,909
Corporate Bonds & Notes
Banking & Finance	0	56,540	0	56,540
Industrials	0	404,976	0	404,976
Utilities	0	37,781	0	37,781
Non-Agency Mortgage-Backed Securities	0	621	0	621
Asset-Backed Securities	0	24	0	24
Short-Term Instruments
Repurchase Agreements	0	4,943	0	4,943
U.S. Treasury Bills	0	665	0	665

	$0	$518,196	$4,263	$522,459

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$42,108	$0	$0	$42,108

Total Investments	$42,108	$518,196	$4,263	$564,567

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$147	$0	$147
Over the counter	0	102	0	102

	$0	$249	$0	$249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(43)	0	(43)
Over the counter	0	(537)	0	(537)

	$0	$(580)	$0	$(580)

Total Financial Derivative Instruments	$0	$(331)	$0	$(331)

Totals	$42,108	$517,865	$4,263	$564,236

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of

SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Notes to Financial Statements	(Cont.)

another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things,

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements	(Cont.)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates,

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$39,718	$82,907	$(80,462)	$(535)	$480	$42,108	$107	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust

Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of a LIBOR-based variable rate plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. As of June 30, 2022, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Portfolio are disclosed as part of the interest expense on the Statement of Operations.

During the year, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees
$21,000,000	08/30/2022	$25,960

*	Maximum available commitment prior to renewal on August 31, 2021, for the Portfolio was $41,000,000.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net

realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance. .

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

(c) Distribution and Servicing Fees   PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses   PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$0	$4,583	$29,078	$77,892

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	649	$4,895	416	$3,311

Administrative Class	6,464	47,018	12,144	96,808

Advisor Class	416	3,068	1,938	15,447
Issued as reinvestment of distributions

Institutional Class	46	336	67	536

Administrative Class	1,935	14,122	4,048	32,217

Advisor Class	44	318	103	821
Cost of shares redeemed

Institutional Class	(322)	(2,427)	(99)	(787)

Administrative Class	(14,176)	(104,822)	(24,585)	(195,693)

Advisor Class	(507)	(3,682)	(2,547)	(20,184)

Net increase (decrease) resulting from Portfolio share transactions	(5,451)	$(41,174)	(8,515)	$(67,524)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 58% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$12,554

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$645,920	$2,103	$(84,823)	$(82,720)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.

BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC

BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

Currency Abbreviations:

EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	LIBOR03M	3 Month USD-LIBOR	US0001M	ICE 1-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:

ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBD	To-Be-Determined

DAC	Designated Activity Company	TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles or at the time of funding

42	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2021	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT12SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Income Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO VARIABLE INSURANCE TRUST

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	—	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Income Portfolio	(Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Income Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

Asset-Backed Securities	22.4%

Corporate Bonds & Notes	20.5%

U.S. Government Agencies	18.9%

U.S. Treasury Obligations	15.0%

Non-Agency Mortgage-Backed Securities	10.2%

Loan Participations and Assignments	4.8%

Short-Term Instruments‡	4.4%

Sovereign Issues	2.4%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	Inception≈
PIMCO Income Portfolio Institutional Class	(9.73)%	(9.17)%	2.02%	3.45%
PIMCO Income Portfolio Administrative Class	(9.80)%	(9.30)%	1.87%	3.29%
PIMCO Income Portfolio Advisor Class	(9.84)%	(9.39)%	1.76%	3.19%
Bloomberg U.S. Aggregate Index±	(10.35)%	(10.29)%	0.88%	0.95%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

Average annual total return since 4/29/2016

± Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.67% for Institutional Class shares, 0.82% for Administrative Class shares, and 0.92% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income (i.e., strategies that prioritize current income over total return). The capital appreciation sought by the Portfolio generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

(1)	Exposure to select emerging market currencies contributed to performance, as these currencies appreciated versus the U.S. dollar.

(2)	Short exposure to U.K. duration contributed to performance, as U.K. interest rates rose across the yield curve.

(3)	Short exposure to Japanese duration contributed to performance, as Japanese interest rates rose, specifically in the 5-10 year portion of the yield curve.

(4)	Exposure to U.S. duration detracted from performance, as U.S. interest rates rose across the yield curve.

(5)	Exposure to investment grade and high yield corporate credit detracted from performance, as spreads on these securities widened.

(6)	Exposure to select emerging market debt detracted from performance, as these securities posted negative returns.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$902.70	$3.08	$1,000.00	$1,021.28	$3.27	0.66%
Administrative Class	1,000.00	902.00	3.78	1,000.00	1,020.55	4.01	0.81
Advisor Class	1,000.00	901.60	4.24	1,000.00	1,020.06	4.51	0.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Income Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2022 - 06/30/2022+	$10.90	$0.16	$(1.21)	$(1.05)	$(0.16)	$(0.00)	$(0.16)

12/31/2021	11.01	0.38	(0.16)	0.22	(0.33)	0.00	(0.33)

12/31/2020	10.87	0.38	0.30	0.68	(0.51)	(0.03)	(0.54)

12/31/2019	10.37	0.44	0.45	0.89	(0.39)	0.00	(0.39)

12/31/2018	10.74	0.45	(0.40)	0.05	(0.35)	(0.07)	(0.42)

12/31/2017	10.19	0.36	0.47	0.83	(0.28)	0.00	(0.28)
Administrative Class

01/01/2022 - 06/30/2022+	10.90	0.15	(1.20)	(1.05)	(0.16)	(0.00)	(0.16)

12/31/2021	11.01	0.33	(0.12)	0.21	(0.32)	0.00	(0.32)

12/31/2020	10.87	0.36	0.31	0.67	(0.50)	(0.03)	(0.53)

12/31/2019	10.37	0.43	0.45	0.88	(0.38)	0.00	(0.38)

12/31/2018	10.74	0.40	(0.37)	0.03	(0.33)	(0.07)	(0.40)

12/31/2017	10.19	0.35	0.47	0.82	(0.27)	0.00	(0.27)
Advisor Class

01/01/2022 - 06/30/2022+	10.90	0.15	(1.21)	(1.06)	(0.15)	(0.00)	(0.15)

12/31/2021	11.01	0.32	(0.12)	0.20	(0.31)	0.00	(0.31)

12/31/2020	10.87	0.35	0.31	0.66	(0.49)	(0.03)	(0.52)

12/31/2019	10.37	0.42	0.45	0.87	(0.37)	0.00	(0.37)

12/31/2018	10.74	0.39	(0.37)	0.02	(0.32)	(0.07)	(0.39)

12/31/2017	10.19	0.33	0.48	0.81	(0.26)	0.00	(0.26)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets

Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.69	(9.65)%	$30,245	0.66	%*	0.66	%*	0.65	%*	0.65	%*	3.14	%*	146%

10.90	2.05	46,699	0.67		0.67		0.66		0.66		3.45		329

11.01	6.67	4,454	0.69		0.69		0.66		0.66		3.59		390

10.87	8.73	1,503	0.82		0.82		0.65		0.65		4.14		267

10.37	0.54	1,382	0.89		0.89		0.65		0.65		4.29		188

10.74	8.24	29	0.67		0.67		0.65		0.65		3.38		206

9.69	(9.72)	172,953	0.81	*	0.81	*	0.80	*	0.80	*	3.04	*	146

10.90	1.90	194,511	0.82		0.82		0.81		0.81		2.99		329

11.01	6.51	159,538	0.84		0.84		0.81		0.81		3.40		390

10.87	8.57	141,089	0.97		0.97		0.80		0.80		4.00		267

10.37	0.39	96,244	1.04		1.04		0.80		0.80		3.83		188

10.74	8.08	85,702	0.82		0.82		0.80		0.80		3.27		206

9.69	(9.76)	278,304	0.91	*	0.91	*	0.90	*	0.90	*	2.94	*	146

10.90	1.80	321,456	0.92		0.92		0.91		0.91		2.90		329

11.01	6.41	217,730	0.94		0.94		0.91		0.91		3.30		390

10.87	8.46	207,647	1.07		1.07		0.90		0.90		3.89		267

10.37	0.29	181,869	1.14		1.14		0.90		0.90		3.73		188

10.74	7.97	170,758	0.92		0.92		0.90		0.90		3.13		206

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Income Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$552,501
Investments in Affiliates	24,402
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,191
Over the counter	2,244
Cash	10
Deposits with counterparty	7,023
Foreign currency, at value	2,250
Receivable for investments sold	291
Receivable for investments sold on a delayed-delivery basis	96
Receivable for TBA investments sold	102,410
Receivable for Portfolio shares sold	77
Interest and/or dividends receivable	2,856
Dividends receivable from Affiliates	23
Total Assets	695,374

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$4,178
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,757
Over the counter	5,817
Payable for investments purchased	217
Payable for investments in Affiliates purchased	23
Payable for TBA investments purchased	200,079
Payable for unfunded loan commitments	61
Deposits from counterparty	881
Payable for Portfolio shares redeemed	519
Accrued investment advisory fees	100
Accrued supervisory and administrative fees	161
Accrued distribution fees	58
Accrued servicing fees	21
Total Liabilities	213,872

Net Assets	$481,502

Net Assets Consist of:

Paid in capital	$524,969
Distributable earnings (accumulated loss)	(43,467)

Net Assets	$481,502

Net Assets:

Institutional Class	$30,245
Administrative Class	172,953
Advisor Class	278,304

Shares Issued and Outstanding:

Institutional Class	3,123
Administrative Class	17,858
Advisor Class	28,735

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.69
Administrative Class	9.69
Advisor Class	9.69

Cost of investments in securities	$595,919
Cost of investments in Affiliates	$24,410
Cost of foreign currency held	$2,264
Proceeds received on short sales	$4,179
Cost or premiums of financial derivative instruments, net	$(5,810)

* Includes repurchase agreements of:	$402

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Income Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$9,702
Dividends	2
Dividends from Investments in Affiliates	50
Total Income	9,754

Expenses:

Investment advisory fees	634
Supervisory and administrative fees	1,015
Distribution and/or servicing fees - Administrative Class	134
Distribution and/or servicing fees - Advisor Class	369
Trustee fees	8
Interest expense	15
Miscellaneous expense	1
Total Expenses	2,176

Net Investment Income (Loss)	7,578

Net Realized Gain (Loss):

Investments in securities	(11,694)
Investments in Affiliates	(580)
Exchange-traded or centrally cleared financial derivative instruments	1,547
Over the counter financial derivative instruments	4,150
Foreign currency	(169)

Net Realized Gain (Loss)	(6,746)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(54,162)
Investments in Affiliates	551
Exchange-traded or centrally cleared financial derivative instruments	2,287
Over the counter financial derivative instruments	(2,706)
Foreign currency assets and liabilities	3

Net Change in Unrealized Appreciation (Depreciation)	(54,027)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(53,195)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Income Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,578	$13,435
Net realized gain (loss)	(6,746)	6,150
Net change in unrealized appreciation (depreciation)	(54,027)	(11,303)

Net Increase (Decrease) in Net Assets Resulting from Operations	(53,195)	8,282

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(533)	(428)
Administrative Class	(2,791)	(5,042)
Advisor Class	(4,451)	(7,536)

Total Distributions(a)	(7,775)	(13,006)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(20,194)	185,668

Total Increase (Decrease) in Net Assets	(81,164)	180,944

Net Assets:

Beginning of period	562,666	381,722
End of period	$481,502	$562,666

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Income Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.7%

AmSurg Corp.
13.000% due 04/30/2028 «		$754	$701

Avantor Funding, Inc.
3.666% (LIBOR01M + 2.000%) due 11/21/2024 ~		4	4

Avolon TLB Borrower 1 (U.S.) LLC
3.095% (LIBOR01M + 1.500%) due 02/12/2027 ~		29	28
3.345% (LIBOR01M + 1.750%) due 01/15/2025 ~		63	60

Axalta Coating Systems US Holdings Inc.
4.000% (LIBOR03M + 1.750%) due 06/01/2024 ~		8	8

Caesars Resort Collection LLC
4.416% (LIBOR01M + 2.750%) due 12/23/2024 ~		3,458	3,339
5.166% (LIBOR01M + 3.500%) due 07/21/2025 ~		1,086	1,050

Carnival Corp.
5.877% (LIBOR06M + 3.000%) due 06/30/2025 ~		980	915
6.127% (LIBOR06M + 3.250%) due 10/18/2028 «~		369	332

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 07/14/2026 ~		1,118	1,012

Envision Healthcare Corp.
TBD% due 04/30/2027 µ		62	61
8.875% due 04/30/2027		338	334

Galderma
6.000% (LIBOR03M + 3.750%) due 10/01/2026 ~		122	113

Hilton Worldwide Finance LLC
3.374% (LIBOR01M + 1.750%) due 06/22/2026 ~		1,104	1,060

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	1,882	1,888

Intelsat Jackson Holdings SA
4.920% due 02/01/2029		$595	546

Lealand Finance Co. BV
4.666% (LIBOR01M + 3.000%) due 06/28/2024 «~		6	4

Lealand Finance Co. BV (2.666% Cash and 3.000% PIK)
5.666% (LIBOR01M + 1.000%) due 06/30/2025 ~(a)		14	7

Petco Health & Wellness Co., Inc.
5.500% (LIBOR03M + 3.250%) due 03/03/2028 ~		1,975	1,864

Press Ganey (Azalea Topco)
4.739% - 5.166% (LIBOR03M + 3.500%) due 07/24/2026 ~		16	15

PUG LLC
5.166% (LIBOR01M + 3.500%) due 02/12/2027 ~		20	18

Sequa Mezzanine Holdings LLC
8.303% (LIBOR03M + 6.750%) due 11/28/2023 ~		642	639

SkyMiles IP Ltd.
4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~		2,064	2,050

Softbank Vision Fund
5.000% due 12/21/2025 «		2,360	2,359

Sotera Health Holdings LLC
4.416% (LIBOR01M + 2.750%) due 12/11/2026 ~		76	73

SS&C European Holdings SARL
3.416% (LIBOR01M + 1.750%) due 04/16/2025 ~		58	56

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SS&C Technologies, Inc.
3.416% (LIBOR01M + 1.750%) due 04/16/2025 ~		$77	$74

Syniverse Holdings, Inc.
8.286% due 05/13/2027		940	830

TransDigm, Inc.
3.916% (LIBOR01M + 2.250%) due 08/22/2024 ~		750	724
3.916% (LIBOR01M + 2.250%) due 05/30/2025 ~		2,831	2,697
3.916% (LIBOR01M + 2.250%) due 12/09/2025 ~		750	714

Uber Technologies, Inc.
5.075% (LIBOR03M + 3.500%) due 02/25/2027 ~		3,970	3,814

Univision Communications, Inc.
4.416% (LIBOR01M + 2.750%) due 03/15/2024 ~		65	64

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (a)		21	13

Windstream Services LLC
7.916% (LIBOR01M + 6.250%) due 09/21/2027 ~		14	13

Total Loan Participations and Assignments (Cost $29,190)			27,479

CORPORATE BONDS & NOTES 24.5%

BANKING & FINANCE 9.5%

Ally Financial, Inc.
8.000% due 11/01/2031		1	1

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		2,028	1,655

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	1,515	1,330

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	400	97

Barclays PLC
6.125% due 12/15/2025 •(g)(h)		$1,000	930
6.375% due 12/15/2025 •(g)(h)	GBP	800	899
7.125% due 06/15/2025 •(g)(h)		200	234
7.250% due 03/15/2023 •(g)(h)		400	480
7.750% due 09/15/2023 •(g)(h)		$1,600	1,576
7.875% due 09/15/2022 •(g)(h)	GBP	300	364

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		$560	263
5.125% due 01/17/2025		600	329

Credit Suisse Group AG
7.500% due 07/17/2023 •(g)(h)		1,500	1,387
7.500% due 12/11/2023 •(g)(h)		1,345	1,285

EPR Properties
4.750% due 12/15/2026		5	5
4.950% due 04/15/2028		10	9

Erste Group Bank AG
6.500% due 04/15/2024 •(g)(h)	EUR	2,000	2,045

Ford Motor Credit Co. LLC
1.744% due 07/19/2024		100	97
2.700% due 08/10/2026		$3,500	2,987
3.350% due 11/01/2022		2,959	2,943
3.550% due 10/07/2022		200	199
5.584% due 03/18/2024		1,327	1,323

GLP Capital LP
4.000% due 01/15/2031		1,685	1,456
5.250% due 06/01/2025		15	15
5.300% due 01/15/2029		66	63

HSBC Holdings PLC
2.848% due 06/04/2031 •		1,640	1,387
3.973% due 05/22/2030 •		200	184

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		600	452
4.500% due 05/29/2029		578	482

ING Groep NV
4.875% due 05/16/2029 •(g)(h)		3,750	3,073

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(g)(h)	EUR	849	$838
7.500% due 06/27/2024 •(g)(h)		$200	194
7.625% due 06/27/2023 •(g)(h)	GBP	600	731
7.875% due 06/27/2029 •(g)(h)		750	904

Morgan Stanley
0.000% due 04/02/2032 þ(i)		$300	187

MPT Operating Partnership LP
0.993% due 10/15/2026	EUR	2,400	2,076

Natwest Group PLC
4.445% due 05/08/2030 •		$400	377
4.892% due 05/18/2029 •		200	194
5.076% due 01/27/2030 •		200	196
8.000% due 08/10/2025 •(g)(h)		1,800	1,786

Navient Corp.
5.500% due 01/25/2023		800	794

Newmark Group, Inc.
6.125% due 11/15/2023		44	44

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		1,500	1,300

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		42	36

OneMain Finance Corp.
5.625% due 03/15/2023		1,994	1,971

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		83	83
5.500% due 02/15/2024		6	6

Sitka Holdings LLC
6.750% due 07/06/2026 •		305	295

Societe Generale SA
7.375% due 10/04/2023 •(g)(h)		300	289

UBS AG
7.625% due 08/17/2022 (h)		3,271	3,281

UniCredit SpA
7.830% due 12/04/2023		1,490	1,543

Uniti Group LP
7.875% due 02/15/2025		1,415	1,370

			46,045

INDUSTRIALS 10.2%

Air Canada
4.625% due 08/15/2029	CAD	1,500	993

American Airlines Pass-Through Trust
3.350% due 04/15/2031		$16	14
4.000% due 01/15/2027		455	419

American Airlines, Inc.
5.500% due 04/20/2026		1,987	1,833

Boeing Co.
5.705% due 05/01/2040		537	502
5.805% due 05/01/2050		440	405
5.930% due 05/01/2060		573	523
6.125% due 02/15/2033		800	806

Bombardier, Inc.
7.500% due 03/15/2025		1,076	975

British Airways Pass-Through Trust
4.625% due 12/20/2025		131	129

Broadcom, Inc.
3.137% due 11/15/2035		55	42
3.187% due 11/15/2036		11	8
3.419% due 04/15/2033		1,500	1,242
3.469% due 04/15/2034		1,947	1,587
3.500% due 02/15/2041		1,913	1,446
4.150% due 11/15/2030		54	50
4.300% due 11/15/2032		202	184
4.926% due 05/15/2037		84	75

Carvana Co.
5.500% due 04/15/2027		663	429
10.250% due 05/01/2030		2,320	1,910

Cellnex Finance Co. SA
3.875% due 07/07/2041		2,230	1,535

Charter Communications Operating LLC
3.900% due 06/01/2052		1,100	766
4.800% due 03/01/2050		90	71

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citrix Systems, Inc.
3.300% due 03/01/2030		$16	$16

Community Health Systems, Inc.
5.625% due 03/15/2027		1,401	1,190
8.000% due 03/15/2026		246	225

Coty, Inc.
3.875% due 04/15/2026	EUR	2,094	1,947

CVS Pass-Through Trust
5.789% due 01/10/2026		$146	150

DISH DBS Corp.
5.750% due 12/01/2028		2,630	1,952

Energy Transfer LP
4.950% due 05/15/2028		9	9

Exela Intermediate LLC
11.500% due 07/15/2026		32	11

Gazprom PJSC Via Gaz Capital SA
2.949% due 01/24/2024	EUR	640	218
4.950% due 07/19/2022		$800	620

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		2,500	2,124

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		2,104	1,741

Las Vegas Sands Corp.
3.500% due 08/18/2026		1,826	1,589

Magallanes, Inc.
4.279% due 03/15/2032		1,030	922

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	900	752

Marriott International, Inc.
4.625% due 06/15/2030		$12	11

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	10	13

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	91
3.875% due 11/15/2029		192	182
4.625% due 05/15/2029		100	99
4.875% due 06/15/2030		$100	92
5.375% due 11/15/2029		28	26

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (a)		29	32

Oracle Corp.
3.850% due 04/01/2060		26	18
3.950% due 03/25/2051 (i)		4,028	2,965
4.000% due 07/15/2046		27	20

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(b)		385	23
5.500% due 04/12/2037 ^(b)		382	23
6.000% due 05/16/2024 ^(b)		141	9
6.000% due 11/15/2026 ^(b)		63	4
9.750% due 05/17/2035 ^(b)		100	5

Petroleos Mexicanos
6.700% due 02/16/2032		3,167	2,421
6.950% due 01/28/2060		337	208
7.690% due 01/23/2050		60	41

Prosus NV
2.778% due 01/19/2034	EUR	2,456	1,798

Rolls-Royce PLC
3.375% due 06/18/2026	GBP	1,000	1,058
4.625% due 02/16/2026	EUR	810	799

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$189	190
11.500% due 06/01/2025		174	179

Sands China Ltd.
2.550% due 03/08/2027		300	219
5.125% due 08/08/2025		1,412	1,187
5.400% due 08/08/2028		200	155

Seagate HDD Cayman
4.125% due 01/15/2031		27	22

Topaz Solar Farms LLC
4.875% due 09/30/2039		30	26
5.750% due 09/30/2039		210	191

Transocean, Inc.
7.250% due 11/01/2025		92	68
7.500% due 01/15/2026		40	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 02/01/2027	$65	$44

U.S. Renal Care, Inc.
10.625% due 07/15/2027	38	14

United Airlines Pass-Through Trust
4.150% due 10/11/2025	3	3
5.875% due 04/15/2029	2,937	2,891

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (a)	8	8

Viking Cruises Ltd.
13.000% due 05/15/2025	2,536	2,602

Western Midstream Operating LP
2.621% (US0003M + 1.850%) due 01/13/2023 ~	24	24

Wynn Macau Ltd.
5.125% due 12/15/2029	760	473
5.500% due 01/15/2026	2,000	1,388

		49,061

UTILITIES 4.8%

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	1,500	450

Jersey Central Power & Light Co.
4.700% due 04/01/2024	3,640	3,665

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	2	1

Pacific Gas & Electric Co.
2.950% due 03/01/2026	221	201
3.000% due 06/15/2028	1,000	863
3.150% due 01/01/2026	2,072	1,900
3.250% due 06/15/2023	829	817
3.250% due 06/01/2031	3,895	3,150
3.300% due 03/15/2027	90	81
3.400% due 08/15/2024	159	153
3.750% due 07/01/2028	415	367
3.750% due 08/15/2042	8	5
4.000% due 12/01/2046	3	2
4.200% due 03/01/2029	1,100	983
4.250% due 03/15/2046	8	6
4.300% due 03/15/2045	2,026	1,476
4.450% due 04/15/2042	5	4
4.500% due 07/01/2040	575	446
4.500% due 12/15/2041	11	8
4.550% due 07/01/2030	1,259	1,120
4.950% due 07/01/2050	656	525

PG&E Wildfire Recovery Funding LLC
4.451% due 12/01/2049	1,250	1,262

Southern California Edison Co.
4.875% due 03/01/2049	5	5

Sprint Corp.
7.625% due 02/15/2025	1,000	1,044
7.625% due 03/01/2026	18	19
7.875% due 09/15/2023	4,319	4,466

Transocean Phoenix 2 Ltd.
7.750% due 10/15/2024	6	6

Transocean Proteus Ltd.
6.250% due 12/01/2024	1	1

		23,026

Total Corporate Bonds & Notes (Cost $139,823)		118,132

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	40	43
6.725% due 04/01/2035	10	10
7.350% due 07/01/2035	10	11

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	140	141

		205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (d)	$43	$22

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (d)	11	6
4.000% due 07/01/2033	9	8
4.000% due 07/01/2035	8	7
4.000% due 07/01/2037	7	6
4.000% due 07/01/2041	7	6

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (d)	4	4
5.250% due 07/01/2023	10	10

		69

Total Municipal Bonds & Notes (Cost $271)		274

U.S. GOVERNMENT AGENCIES 22.6%

Freddie Mac
3.000% due 06/01/2046 - 01/01/2049	2,460	2,317

Ginnie Mae
2.500% due 04/20/2052	496	455
3.096% due 09/20/2066 ~	224	232

Ginnie Mae, TBA
3.500% due 07/01/2052	3,200	3,110
4.000% due 07/01/2052	800	797
4.500% due 08/01/2052	1,400	1,416

Uniform Mortgage-Backed Security
3.000% due 08/01/2027 - 05/01/2036	659	650
3.500% due 06/01/2052	500	482
4.000% due 07/01/2048 - 07/01/2050	2,180	2,178
4.500% due 10/01/2050	1,893	1,908

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2052	7,900	7,099
3.000% due 08/01/2052	13,600	12,657
3.500% due 08/01/2052	39,350	37,810
4.000% due 04/01/2052 - 07/01/2052	38,300	37,714

Total U.S. Government Agencies (Cost $108,287)		108,825

U.S. TREASURY OBLIGATIONS 18.0%

U.S. Treasury Bonds
2.875% due 11/15/2046	1,400	1,278
3.000% due 08/15/2048	10	9
3.000% due 02/15/2049	500	477

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2030	1,691	1,614
0.125% due 07/15/2031	2,750	2,617
0.125% due 02/15/2051	1,776	1,371
0.250% due 07/15/2029	3,528	3,423
0.250% due 02/15/2050	675	534
0.375% due 01/15/2027	202	201
0.375% due 07/15/2027	59	59
0.750% due 07/15/2028	819	825
0.750% due 02/15/2042	128	117
0.750% due 02/15/2045	737	661
0.875% due 01/15/2029	2,160	2,182
0.875% due 02/15/2047	838	776
1.000% due 02/15/2046	244	232
1.000% due 02/15/2048	821	785
1.000% due 02/15/2049	1,953	1,883
1.375% due 02/15/2044	124	127

U.S. Treasury Notes
1.750% due 09/30/2022	1,400	1,400
1.750% due 05/15/2023 (n)	1,400	1,386
1.875% due 08/31/2022	1,400	1,401
1.875% due 08/31/2024 (n)	1,100	1,074
2.000% due 07/31/2022 (l)	900	901
2.000% due 06/30/2024	2,300	2,257
2.125% due 02/29/2024 (l)	1,500	1,480

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 03/31/2024		$84	$83
2.125% due 07/31/2024 (n)		1,100	1,081
2.125% due 09/30/2024 (l)		3,200	3,141
2.125% due 11/30/2024		300	294
2.250% due 12/31/2023		7,630	7,550
2.250% due 01/31/2024		370	366
2.250% due 10/31/2024		6,600	6,491
2.250% due 11/15/2024		3,347	3,291
2.375% due 02/29/2024		100	99
2.375% due 08/15/2024		100	99
2.375% due 03/31/2029		14,300	13,691
2.500% due 05/15/2024		4,000	3,965
2.500% due 01/31/2025 (n)		13,800	13,622
2.625% due 01/31/2026		3,500	3,450
2.625% due 02/15/2029 (n)		450	438

Total U.S. Treasury Obligations (Cost $90,984)			86,731

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.2%

American Home Mortgage Investment Trust
7.100% due 06/25/2036 þ		6,155	1,223

Bear Stearns ALT-A Trust
1.944% (US0001M + 0.320%) due 06/25/2046 ^~		3,972	3,493

BX Trust
3.094% due 05/15/2030 •		3,365	3,205

Chase Mortgage Finance Trust
2.894% due 12/25/2035 ^~		385	358

CitiMortgage Alternative Loan Trust
6.000% due 03/25/2037 •		1,609	1,491

Countrywide Alternative Loan Trust
1.944% (US0001M + 0.320%) due 11/25/2036 ~		5,288	4,575

Credit Suisse Mortgage Capital Certificates
1.506% due 11/30/2037 ~		7,740	7,051

Eurosail PLC
2.540% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	572	691
2.540% due 06/13/2045 •		528	638

Extended Stay America Trust
2.405% (US0001M + 1.080%) due 07/15/2038 ~		$4,969	4,852

Finsbury Square PLC
1.775% (SONIO/N + 1.010%) due 12/16/2069 ~	GBP	1,661	2,013

Grifonas Finance PLC
0.000% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	828	822

HarborView Mortgage Loan Trust
2.075% due 03/19/2036 ^•		$44	42

Hawksmoor Mortgages
1.703% due 05/25/2053 •	GBP	1,300	1,579

Hilton Orlando Trust
2.774% due 12/15/2034 •		$1,400	1,343

LUXE Commercial Mortgage Trust
3.074% due 10/15/2038 •		5,081	4,815
3.375% (US0001M + 2.050%) due 11/15/2038 ~		2,600	2,445

MASTR Adjustable Rate Mortgages Trust
2.724% (US0001M + 1.100%) due 09/25/2037 ~		11,500	5,492

Morgan Stanley Capital Trust
3.702% (US0001M + 2.378%) due 12/15/2023 ~		2,645	2,540
4.401% due 12/15/2023 •		1,682	1,584

OBX Trust
2.474% (US0001M + 0.850%) due 04/25/2048 ~		140	140

Precise Mortgage Funding PLC
1.551% due 03/12/2055 •	GBP	1,673	2,029

RBSSP Resecuritization Trust
3.196% due 12/26/2036 ~		$430	418

SFO Commercial Mortgage Trust
4.224% due 05/15/2038 •		2,400	2,237

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stratton Mortgage Funding PLC
3.252% due 03/12/2052 •	GBP	1,200	$1,430

WaMu Mortgage Pass-Through Certificates Trust
2.368% due 03/25/2033 ~		$37	36

Washington Mutual Mortgage Pass-Through Certificates Trust
1.326% (12MTA + 0.850%) due 10/25/2046 ~		2,242	2,043

Total Non-Agency Mortgage-Backed Securities (Cost $62,642)			58,585

ASSET-BACKED SECURITIES 26.9%

Aegis Asset-Backed Securities Trust
1.794% due 01/25/2037 •		3,740	3,013

ALESCO Preferred Funding Ltd.
2.634% due 12/23/2034 •		192	190

Ameriquest Mortgage Securities Trust
2.134% due 04/25/2036 •		641	638

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.719% (US0001M + 1.095%) due 09/25/2034 ~		1,815	1,730

Argent Securities Trust
2.104% due 07/25/2036 •		14,561	4,389

Asset-Backed Funding Certificates Trust
1.904% (US0001M + 0.280%) due 11/25/2036 ~		4,137	2,645

Asset-Backed Securities Corp. Home Equity Loan Trust
2.599% due 06/25/2035 •		11,000	10,015

Bear Stearns Asset-Backed Securities Trust
2.359% (US0001M + 0.735%) due 09/25/2035 ~		619	617
3.499% due 12/25/2034 •		7,838	7,502

Citigroup Mortgage Loan Trust
1.784% due 12/25/2036 •		1,432	825
2.144% due 03/25/2036 •		2,233	2,092

Citigroup Mortgage Loan Trust, Inc.
1.884% due 03/25/2037 •		20	18
2.314% due 10/25/2035 ^•		500	470
2.359% (US0001M + 0.735%) due 09/25/2035 ^~		1,470	1,458

Countrywide Asset-Backed Certificates Trust
1.764% due 05/25/2037 ^•		1,194	1,092
1.764% due 04/25/2047 •		1,350	1,295
1.764% due 06/25/2047 •		1,020	947
1.844% (US0001M + 0.220%) due 05/25/2037 ~		1,728	1,666
1.844% (US0001M + 0.220%) due 06/25/2037 ~		1,119	1,079
1.844% (US0001M + 0.220%) due 06/25/2047 ~		653	627
2.059% due 01/25/2045 ^•		1,023	921
2.419% due 05/25/2036 •		9,800	9,293

EFS Volunteer LLC
2.034% due 10/25/2035 •		444	441

First Franklin Mortgage Loan Trust
1.744% (US0001M + 0.120%) due 12/25/2036 ~		494	461

GSAMP Trust
2.524% due 11/25/2035 •		1,827	1,753

Home Equity Mortgage Loan Asset-Backed Trust
2.224% (US0001M + 0.600%) due 03/25/2036 ~		4,650	4,248

HSI Asset Securitization Corp. Trust
1.764% (US0001M + 0.140%) due 01/25/2037 ~		2,738	2,189
1.844% due 12/25/2036 •		1,009	326

IXIS Real Estate Capital Trust
1.924% due 01/25/2037 •		3,582	1,451

LCCM Trust
2.774% due 11/15/2038 •		4,000	3,891

Legacy Mortgage Asset Trust
3.383% due 01/28/2070 •		933	933

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LendingClub Receivables Trust
3.750% due 12/15/2045		$2,425	$2,417

Long Beach Mortgage Loan Trust
1.774% due 11/25/2036 •		485	355

MASTR Asset-Backed Securities Trust
1.794% due 10/25/2036 •		88	88

Merrill Lynch Mortgage Investors Trust
1.764% due 04/25/2047 •		5,113	2,397

Morgan Stanley ABS Capital, Inc. Trust
1.694% (US0001M + 0.070%) due 10/25/2036 ~		2,137	1,197
1.704% due 11/25/2036 •		4,442	2,813
2.164% due 12/25/2034 •		514	466
2.164% due 03/25/2036 •		993	966
2.224% due 12/25/2034 •		754	649

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.774% due 07/25/2036 •		583	536

NovaStar Mortgage Funding Trust
2.164% due 05/25/2036 •		4,200	3,942

Option One Mortgage Loan Trust
1.844% due 04/25/2037 •		1,308	978
2.164% due 01/25/2036 •		5,000	4,680

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.674% due 09/25/2034 •		1,256	1,241

PRET LLC
1.868% due 07/25/2051 þ		4,587	4,142

RAAC Trust
2.314% due 11/25/2036 •		129	128

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		4,645	1,800

Residential Asset Mortgage Products Trust
2.749% due 06/25/2035 •		2,600	2,469

Residential Asset Securities Corp. Trust
1.964% due 05/25/2037 •		308	304
2.224% due 02/25/2036 •		494	483
2.329% due 10/25/2035 •		1,000	837

Saxon Asset Securities Trust
2.599% due 12/26/2034 •		629	591
3.374% (US0001M + 1.750%) due 12/25/2037 ~		995	977

SLM Private Credit Student Loan Trust
2.159% due 06/15/2039 •		2,818	2,686

SMB Private Education Loan Trust
1.830% due 02/16/2055 •		5,000	4,982

Soundview Home Loan Trust
2.029% due 12/25/2036 •		1,900	1,833
2.374% due 01/25/2035 •		5,419	5,084
2.599% due 11/25/2035 •		1,988	1,916

Structured Asset Securities Corp.
2.329% (US0001M + 0.705%) due 02/25/2035 ~		1,171	1,137

Structured Asset Securities Corp. Mortgage Loan Trust
1.759% due 07/25/2036 •		355	350
2.149% due 07/25/2036 •		1,199	1,129
2.624% due 04/25/2031 •		4,114	3,985

Symphony CLO Ltd.
1.988% (US0003M + 0.950%) due 07/14/2026 ~		226	226

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		3,469	3,369

Total Asset-Backed Securities (Cost $130,422)			129,368

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,437	306
1.000% due 07/09/2029		125	29
1.125% due 07/09/2035 þ		1,606	336
1.400% due 03/25/2023	ARS	89,329	328
2.000% due 01/09/2038 þ		$82	24
2.500% due 07/09/2041 þ		5,071	1,318

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
15.500% due 10/17/2026	ARS	9,026	$11
47.331% (BADLARPP) due 10/04/2022 ~		26	0

Autonomous City of Buenos Aires
52.234% (BADLARPP + 3.750%) due 02/22/2028 ~		6,357	23
53.715% (BADLARPP + 3.250%) due 03/29/2024 ~		12,737	47

Peru Government International Bond
5.350% due 08/12/2040	PEN	286	56
5.400% due 08/12/2034		640	135
5.940% due 02/12/2029		1,329	317
6.150% due 08/12/2032		939	217
6.350% due 08/12/2028		1,558	384
6.950% due 08/12/2031		475	118
8.200% due 08/12/2026		1,289	352

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	1,788	6

Romania Government International Bond
3.750% due 02/07/2034	EUR	2,460	1,938

Russia Government International Bond
0.000% due 04/24/2024 ^(b)	RUB	80,100	131
4.750% due 05/27/2026		$200	55
5.100% due 03/28/2035 ^(b)		400	106
5.250% due 06/23/2047 ^(b)		200	53
5.625% due 04/04/2042 ^(b)		1,600	472
7.150% due 11/12/2025 ^(b)	RUB	88,624	145
7.500% due 03/31/2030 ^(b)		$53	15
7.950% due 10/07/2026 ^(b)	RUB	34,532	56
12.750% due 06/24/2028 ^(b)		$192	53

South Africa Government International Bond
8.000% due 01/31/2030	ZAR	2,100	112
8.250% due 03/31/2032		2,400	124
8.750% due 02/28/2048		1,200	57
8.875% due 02/28/2035		1,700	88
10.500% due 12/21/2026		75,100	4,889

Turkey Government International Bond
4.250% due 03/13/2025		$800	689
5.250% due 03/13/2030		600	430
7.625% due 04/26/2029		700	592

Venezuela Government International Bond
6.000% due 12/09/2049		122	9
7.000% due 03/31/2038 ^(b)		43	4
7.650% due 04/21/2025 ^(b)		105	9
8.250% due 10/13/2024 ^(b)		157	13
9.000% due 05/07/2023 ^(b)		46	4
9.250% due 09/15/2027 ^(b)		143	13
9.250% due 05/07/2028 ^(b)		83	7
11.750% due 10/21/2026 ^(b)		10	1
11.950% due 08/05/2031 ^(b)		300	26

Total Sovereign Issues (Cost $22,309)			14,098

		SHARES
COMMON STOCKS 0.5%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (c)		133,771	143

iHeartMedia, Inc. ‘A’ (c)		31,404	248

iHeartMedia, Inc. ‘B’ «(c)		24,427	173

			564

ENERGY 0.1%

Noble Corp. (c)(i)		12,136	308

Valaris Ltd. (c)		665	28

			336

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%

Intelsat SA «(c)(i)	28,493	$798

INDUSTRIALS 0.2%

Neiman Marcus Group Ltd. LLC «(c)(i)	5,701	985

Westmoreland Mining Holdings «(c)(i)	239	0

		985

Total Common Stocks (Cost $4,077)		2,683

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(c)	3,126	15

Total Rights (Cost $0)		15

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	398	1

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	2,969	15

		16

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 9/21/2055 «	1,684	36

Total Warrants (Cost $138)		52

PREFERRED SECURITIES 1.1%

BANKING & FINANCE 1.0%

Nationwide Building Society
10.250% ~	250	44

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	1,669,650	1,704

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	3,670,000	3,163

		4,911

INDUSTRIALS 0.1%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(g)	494,000	435

Total Preferred Securities (Cost $6,683)		5,346

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

CBL & Associates Properties, Inc.		176	$4

Uniti Group, Inc.		1,326	13

Total Real Estate Investment Trusts (Cost $11)			17

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (j) 0.1%
			402

ARGENTINA TREASURY BILLS 0.1%
51.049% due 09/30/2022 (d)(e)	ARS	147,300	494

Total Short-Term Instruments (Cost $1,082)			896

Total Investments in Securities (Cost $595,919)			552,501

		SHARES
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III		2,514,631	24,402

Total Short-Term Instruments (Cost $24,410)			24,402

Total Investments in Affiliates (Cost $24,410)			24,402

Total Investments 119.8% (Cost $620,329)			$576,903

Financial Derivative Instruments (k)(m) (0.9)% (Cost or Premiums, net $(5,810))			(4,139)

Other Assets and Liabilities, net (18.9)%			(91,262)

Net Assets 100.0%			$481,502

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Intelsat SA	06/19/2017 - 02/23/2022	$2,094	$798	0.17%
Morgan Stanley 0.000% due 04/02/2032	02/11/2020	260	187	0.04
Neiman Marcus Group Ltd. LLC	09/25/2020	183	985	0.20
Noble Corp.	02/05/2021 - 02/25/2021	148	308	0.06
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	4,021	2,965	0.62
Westmoreland Mining Holdings	03/26/2019	1	0	0.00

		$6,707	$5,243	1.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$402	U.S. Treasury Notes 3.000% due 06/30/2024	$(410)	$402	$402

Total Repurchase Agreements						$(410)	$402	$402

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.9)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2052	$3,200	$(2,775)	$(2,775)
Uniform Mortgage-Backed Security, TBA	4.500	08/01/2052	1,400	(1,404)	(1,403)

Total Short Sales (0.9)%				$(4,179)	$(4,178)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$402	$0	$0	$402	$(410)	$(8)

Total Borrowings and Other Financing Transactions	$402	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	10	$25	$(9)	$(12)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	10	25	(8)	(8)
Put - CME 90-Day Eurodollar December 2022 Futures	97.500	12/19/2022	20	50	(15)	(64)
Call - CME 90-Day Eurodollar December 2022 Futures	98.500	12/19/2022	20	50	(9)	(1)

Total Written Options					$(41)	$(85)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond September Futures	09/2022	46	$	5,935	$(138)	$141	$0
U.S. Treasury 5-Year Note September Futures	09/2022	17		1,908	(5)	12	0
U.S. Treasury 10-Year Note September Futures	09/2022	408		48,361	(603)	415	0

					$(746)	$568	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond September Futures	09/2022	34	$	(2,790)	$18	$0	$(18)
Japan Government 10-Year Bond September Futures	09/2022	1		(1,095)	4	0	(1)
U.S. Treasury 2-Year Note September Futures	09/2022	9		(1,890)	6	0	(5)
U.S. Treasury 10-Year Ultra September Futures	09/2022	29		(3,694)	27	0	(39)
U.S. Treasury 30-Year Bond September Futures	09/2022	55		(7,624)	55	0	(93)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	51		(7,872)	83	0	(120)
United Kingdom Long Gilt September Futures	09/2022	2		(277)	10	0	(4)

					$203	$0	$(280)

Total Futures Contracts					$(543)	$568	$(280)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Airbus Finance BV	1.000%	Quarterly	06/20/2026	1.093%	EUR	1,800	$50	$(56)	$(6)	$0	$(10)
AT&T, Inc.	1.000	Quarterly	12/20/2025	1.108	$	900	11	(14)	(3)	0	(1)
AT&T, Inc.	1.000	Quarterly	06/20/2026	1.142		1,800	27	(36)	(9)	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2026	2.445		1,000	(6)	(51)	(57)	0	(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	3.931		200	9	(1)	8	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	4.319		400	21	(9)	12	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	1.530		2,600	10	(60)	(50)	0	(2)
General Motors Co.	5.000	Quarterly	12/20/2026	2.634		900	167	(82)	85	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	4.406	EUR	200	(15)	(15)	(30)	0	(2)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.940		300	(32)	3	(29)	0	(3)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	4.096		100	(8)	(3)	(11)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	4.270		300	(16)	(24)	(40)	0	(3)

							$218	$(348)	$(130)	$0	$(26)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	752	$(9)	$(48)	$(57)	$1	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		1,598	(38)	(106)	(144)	0	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		470	(12)	(27)	(39)	0	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		372	(11)	(23)	(34)	0	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		900	(29)	(92)	(121)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		9,300	(386)	(822)	(1,208)	0	(9)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		3,069	260	(284)	(24)	0	(5)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		1,089	59	(73)	(14)	0	(1)
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027		43,065	1,105	(2,302)	(1,197)	0	(56)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		4,700	67	(67)	0	0	(1)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027		400	(2)	(5)	(7)	0	(1)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027	EUR	1,000	23	(54)	(31)	0	(10)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		10,100	260	(240)	20	0	(20)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		10,900	88	(186)	(98)	0	(29)

						$1,375	$(4,329)	$(2,954)	$1	$(132)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	4,300	$416	$341	$757	$0	$(78)
Receive	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2042		500	19	154	173	0	(12)
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		100	(1)	(29)	(30)	3	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		100	(1)	(28)	(29)	3	0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		5,900	36	2,234	2,270	0	(176)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.176	Annual	04/27/2027	JPY	180,000	0	(2)	(2)	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		430,000	9	65	74	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2029		4,351,000	210	618	828	0	(48)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		790,000	9	47	56	0	(11)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		420,000	123	87	210	0	(11)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.711	Annual	04/27/2042		50,000	0	11	11	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027	$	700	(1)	(34)	(35)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027		1,200	(2)	(39)	(41)	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		2,630	88	129	217	0	(14)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027		1,790	0	31	31	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		3,290	143	226	369	0	(21)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		1,400	88	69	157	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032		700	(3)	(56)	(59)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/05/2032		2,400	(12)	(181)	(193)	19	0
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032		1,200	(6)	(85)	(91)	10	0
Receive	1-Day USD-SOFR Compounded-OIS	2.385	Annual	06/08/2032		300	3	7	10	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		1,980	75	191	266	0	(16)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		2,170	(188)	(105)	(293)	17	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		4,530	(196)	(214)	(410)	37	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	BRL	3,800	$37	$(50)	$(13)	$0	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		3,400	33	(44)	(11)	0	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		1,100	11	(15)	(4)	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		43,200	(8)	(389)	(397)	2	0
Receive	1-Year BRL-CDI	12.670	Maturity	01/02/2023		2,000	0	1	1	0	0
Receive	1-Year BRL-CDI	12.690	Maturity	01/02/2023		1,300	0	1	1	0	0
Receive	1-Year BRL-CDI	12.740	Maturity	01/02/2023		3,500	0	2	2	0	0
Receive	1-Year BRL-CDI	12.750	Maturity	01/02/2023		1,700	0	1	1	0	0
Receive	1-Year BRL-CDI	12.760	Maturity	01/02/2023		3,400	0	2	2	0	0
Receive	1-Year BRL-CDI	12.900	Maturity	01/02/2023		7,100	0	3	3	0	0
Receive	1-Year BRL-CDI	12.930	Maturity	01/02/2023		900	0	0	0	0	0
Receive	1-Year BRL-CDI	12.939	Maturity	01/02/2023		3,500	0	1	1	0	0
Receive	1-Year BRL-CDI	12.946	Maturity	01/02/2023		8,900	0	3	3	0	0
Receive	1-Year BRL-CDI	12.960	Maturity	01/02/2023		7,100	0	2	2	0	0
Receive	1-Year BRL-CDI	12.970	Maturity	01/02/2023		11,700	0	4	4	0	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025		700	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		400	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		600	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		1,500	0	(3)	(3)	1	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		2,500	0	(5)	(5)	1	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		1,200	0	(2)	(2)	1	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		1,200	0	(2)	(2)	1	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		2,500	0	(4)	(4)	1	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		800	0	(5)	(5)	0	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		400	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		400	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		900	0	(4)	(4)	1	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		2,200	0	(7)	(7)	1	0
Pay(5)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023	$	18,000	(334)	(77)	(411)	24	0
Pay	3-Month USD-LIBOR	1.088	Semi-Annual	02/03/2024		1,700	(3)	(51)	(54)	3	0
Pay(5)	3-Month USD-LIBOR	1.700	Semi-Annual	03/06/2024		2,500	(3)	(40)	(43)	4	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		17,500	(1,817)	1,903	86	0	(38)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		2,400	(227)	266	39	0	(7)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		1,700	(75)	152	77	0	(5)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/18/2025		1,700	(75)	152	77	0	(5)
Receive	3-Month USD-LIBOR	0.940	Semi-Annual	06/08/2026		1,100	0	87	87	0	(5)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		8,200	126	665	791	0	(36)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		11,200	(1,680)	1,712	32	0	(56)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		12,400	151	(1,087)	(936)	67	0
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		400	(32)	54	22	0	(2)
Pay	3-Month USD-LIBOR	1.570	Semi-Annual	01/11/2027		900	(2)	(50)	(52)	5	0
Pay	3-Month USD-LIBOR	1.425	Semi-Annual	01/18/2027		1,000	(3)	(62)	(65)	6	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		3,500	0	241	241	0	(20)
Pay	3-Month USD-LIBOR	1.418	Semi-Annual	01/20/2027		500	(1)	(32)	(33)	3	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		15,500	(54)	(867)	(921)	88	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	02/16/2027		1,100	(3)	(62)	(65)	6	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		2,600	0	171	171	0	(15)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		10,200	(38)	(512)	(550)	59	0
Receive	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028		400	(1)	40	39	0	(3)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		3,213	(177)	(272)	(449)	19	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		1,300	(170)	227	57	0	(8)
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028		800	(2)	(77)	(79)	5	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		3,066	73	(352)	(279)	20	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	01/12/2029		578	0	51	51	0	(4)
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	01/12/2029		2,100	(8)	(149)	(157)	14	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		300	(1)	(25)	(26)	2	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		500	(1)	(39)	(40)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		800	(98)	154	56	0	(6)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		800	(62)	146	84	0	(5)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		2,800	(282)	513	231	0	(20)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		1,600	(199)	304	105	0	(12)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		800	(100)	153	53	0	(6)
Receive	3-Month USD-LIBOR	1.430	Semi-Annual	03/17/2030		800	(57)	143	86	0	(5)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		24,800	(1,343)	4,481	3,138	0	(224)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		719	5	106	111	0	(5)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		4,400	334	468	802	0	(29)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		6,495	(603)	(586)	(1,189)	48	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2031		800	(4)	103	99	0	(6)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031		900	(4)	121	117	0	(7)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	10/05/2031		600	(2)	(74)	(76)	5	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.535%	Semi-Annual	10/15/2031	$	600	$(1)	$(73)	$(74)	$5	$0
Pay	3-Month USD-LIBOR	1.545	Semi-Annual	10/26/2031		400	(1)	(49)	(50)	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		7,000	(163)	921	758	0	(51)
Pay	3-Month USD-LIBOR	1.735	Semi-Annual	01/12/2032		400	(1)	(41)	(42)	3	0
Pay	3-Month USD-LIBOR	1.655	Semi-Annual	01/24/2032		500	(2)	(55)	(57)	4	0
Pay	3-Month USD-LIBOR	1.768	Semi-Annual	02/02/2032		400	(1)	(40)	(41)	3	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	02/18/2032		900	(6)	(70)	(76)	7	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		300	(70)	131	61	0	(3)
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		300	(69)	131	62	0	(3)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		2,200	(715)	1,022	307	0	(19)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		3,000	(480)	1,244	764	0	(24)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,200	(272)	519	247	0	(10)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		900	(295)	415	120	0	(8)
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051		400	(5)	(108)	(113)	3	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		2,000	392	279	671	0	(12)
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		500	(7)	120	113	0	(4)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		4,000	78	(827)	(749)	29	0
Pay	3-Month USD-LIBOR	1.815	Semi-Annual	01/24/2052		100	(1)	(21)	(22)	1	0
Pay	3-Month USD-LIBOR	1.867	Semi-Annual	01/26/2052		100	(1)	(20)	(21)	1	0
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	22,200	(117)	108	(9)	0	0
Receive	3-Month ZAR-JIBAR	8.000	Quarterly	03/15/2024		1,300	(9)	8	(1)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,800	(36)	30	(6)	0	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		1,700	0	(9)	(9)	0	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		5,100	(1)	(27)	(28)	0	0
Pay	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026		4,000	(1)	(21)	(22)	0	0
Receive	3-Month ZAR-JIBAR	5.970	Quarterly	03/10/2026		200	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		21,600	111	(155)	(44)	0	(4)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	13,870	1,320	(1,735)	(415)	23	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,090	126	(149)	(23)	2	0
Receive	6-Month EUR-EURIBOR	0.453	Annual	12/29/2023	EUR	100	0	3	3	0	0
Receive	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024		100	0	4	4	0	(1)
Receive	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024		100	0	5	5	0	(1)
Receive	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025		100	0	6	6	0	(1)
Receive	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025		100	0	7	7	0	(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,800	(4)	300	296	0	(28)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		700	(25)	129	104	0	(12)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		4,300	404	424	828	0	(74)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		200	(13)	93	80	0	(5)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		400	(63)	202	139	0	(10)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022	MXN	1,800	6	(6)	0	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	12	(13)	(1)	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		42,200	146	(156)	(10)	0	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		1,000	3	(3)	0	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,700	6	(7)	(1)	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		9,500	31	(35)	(4)	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,800	13	(15)	(2)	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,900	14	(16)	(2)	0	0
Pay	28-Day MXN-TIIE	4.470	Lunar	02/27/2023		9,100	0	(14)	(14)	0	0
Pay	28-Day MXN-TIIE	4.520	Lunar	02/27/2023		18,300	0	(29)	(29)	0	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023		57,300	2	(91)	(89)	0	0
Pay	28-Day MXN-TIIE	4.560	Lunar	02/27/2023		9,000	0	(14)	(14)	0	0
Pay	28-Day MXN-TIIE	4.565	Lunar	02/27/2023		9,100	0	(14)	(14)	0	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		26,200	0	(42)	(42)	0	0
Receive	28-Day MXN-TIIE	8.320	Lunar	03/30/2023		214,050	0	77	77	0	(2)
Pay	28-Day MXN-TIIE	7.700	Lunar	05/02/2023		2,500	9	(11)	(2)	0	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/02/2023		2,900	4	(9)	(5)	0	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/01/2023		900	2	(4)	(2)	0	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024		21,700	0	15	15	0	(2)
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		9,100	0	7	7	0	(1)
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		7,700	0	4	4	0	(1)
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		6,100	3	(36)	(33)	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		3,000	6	(21)	(15)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		12,400	28	(88)	(60)	2	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		3,800	12	(29)	(17)	1	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		200	1	(2)	(1)	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		9,000	61	(81)	(20)	2	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	21	(27)	(6)	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		5,200	35	(47)	(12)	1	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		2,600	0	3	3	0	(1)
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		3,200	0	2	2	0	(1)
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		12,100	9	(92)	(83)	2	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.150%	Lunar	06/11/2027	MXN	26,500	$134	$(231)	$(97)	$5	$0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		2,900	15	(25)	(10)	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		7,300	41	(66)	(25)	2	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		3,300	(25)	32	7	0	(1)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	(1)	1	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,900	(142)	181	39	0	(4)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		300	(2)	3	1	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		2,100	(16)	20	4	0	(1)
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		1,600	7	0	7	0	(1)
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		6,700	27	3	30	0	(2)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		1,600	0	1	1	0	(1)
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		3,900	0	2	2	0	(1)
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		1,500	10	(19)	(9)	1	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		400	(2)	5	3	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		1,500	9	(19)	(10)	1	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		3,100	(31)	43	12	0	(1)
Pay	UKRPI	4.000	Maturity	09/15/2031	GBP	300	0	(28)	(28)	1	0
Pay	UKRPI	4.055	Maturity	09/15/2031		400	2	(37)	(35)	2	0
Pay	UKRPI	4.066	Maturity	09/15/2031		700	(9)	(50)	(59)	3	0
Pay	UKRPI	4.020	Maturity	10/15/2031		400	(2)	(34)	(36)	2	0
Pay	UKRPI	4.140	Maturity	10/15/2031		1,000	(3)	(70)	(73)	5	0
Pay	UKRPI	4.400	Maturity	10/15/2031		500	4	(22)	(18)	3	0
Pay	UKRPI	4.250	Maturity	11/15/2031		900	(8)	(40)	(48)	5	0

							$(5,386)	$12,468	$7,082	$622	$(1,234)

Total Swap Agreements							$(3,793)	$7,791	$3,998	$623	$(1,392)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$568	$623	$1,191		$(85)	$(280)	$(1,392)	$(1,757)

(l)

Securities with an aggregate market value of $4,808 and cash of $7,023 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	AUD	165		$119	$5	$0
	07/2022	GBP	14,164		17,909	667	0
	07/2022	PEN	2,273		564	0	(29)
	07/2022		$689	PEN	2,606	0	(9)
	07/2022		231	ZAR	3,718	0	(3)
	07/2022	ZAR	1,816		$118	7	0
	08/2022	MXN	2,403		118	0	0
	08/2022	PEN	1,312		333	0	(9)
	08/2022		$1,693	IDR	24,927,575	0	(27)
	08/2022		629	NOK	5,985	0	(20)
	08/2022		71	RUB	11,065	124	0
	11/2022	ZAR	6,360		$401	15	0

BPS	07/2022	BRL	36,261		7,033	104	0
	07/2022	EUR	283		296	0	0
	07/2022	JPY	134,800		1,020	27	0
	07/2022	MXN	96,650		4,809	3	0
	07/2022		$6,923	BRL	36,262	6	0
	07/2022		21,111	EUR	20,062	0	(87)
	07/2022		1,295	GBP	1,044	3	(27)
	07/2022		589	JPY	79,100	0	(6)
	07/2022		4,747	MXN	99,301	191	0
	08/2022	EUR	18,716		$19,721	72	0
	08/2022	GBP	10,814		13,139	0	(31)
	08/2022		$6,978	BRL	36,261	0	(108)
	08/2022		475	CAD	614	2	0
	08/2022		242	IDR	3,567,980	0	(4)
	08/2022	ZAR	15,286		$957	22	0
	09/2022		$4,738	MXN	96,650	5	0
	10/2022	PEN	2,422		$593	0	(33)
	11/2022	ZAR	7,529		469	12	0

BRC	07/2022		$3,581	GBP	2,935	3	(12)
	08/2022		265	IDR	3,925,570	0	(3)
	08/2022		1,101	NOK	10,770	0	(6)
	11/2022	ZAR	2,992		$186	5	0

CBK	07/2022	GBP	629		790	24	0
	07/2022	PEN	27		7	0	0
	07/2022		$311	PEN	1,220	10	(3)
	08/2022	PEN	742		$196	3	0
	08/2022		$384	PEN	1,449	0	(7)
	11/2022		167		664	4	0
	12/2022	PEN	1,042		$269	1	0
	02/2023	ZAR	6,930		419	2	0
	04/2023	PEN	61		16	0	0

GLM	07/2022	BRL	36,261		6,923	0	(6)
	07/2022	MXN	2,650		128	0	(4)
	07/2022		$7,299	BRL	36,261	0	(370)
	07/2022		92	PEN	345	0	(2)
	08/2022		160		603	0	(4)
	10/2022	MXN	512		$25	0	0
	10/2022		$533	RUB	50,933	281	0
	11/2022	ZAR	3,274		$204	5	0
	12/2022		$3,068	MXN	62,497	0	(58)
	05/2023	ZAR	4,131		$247	1	0

HUS	07/2022	AUD	3,776		2,615	14	(5)
	07/2022	EUR	19,493		21,021	594	0
	07/2022		$2,742	AUD	3,941	0	(22)
	07/2022		4,386	JPY	582,400	0	(94)
	08/2022	CNH	448		$67	0	0
	08/2022	MXN	7,214		352	0	(4)
	08/2022		$2,298	AUD	3,336	5	0
	08/2022		920	CLP	770,608	0	(86)
	08/2022		751	IDR	11,004,769	0	(15)
	05/2023	CNH	313		$47	0	0

MYI	08/2022	TWD	16,114		547	4	0
	08/2022		$867	IDR	12,793,280	0	(13)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2022		$16	INR	1,269	$0	$0

RBC	08/2022		1,678	CAD	2,171	9	0
	09/2022		114	MXN	2,348	1	0

SCX	07/2022	PEN	27		$7	0	0
	07/2022		$64	PEN	239	0	(1)
	08/2022	CNH	552		$82	0	0
	08/2022	TWD	20,823		703	1	0
	09/2022	ZAR	2,284		148	8	0

Total Forward Foreign Currency Contracts						$2,240	$(1,108)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	800	$(1)	$(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.400	08/17/2022	3,200	(9)	(11)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	900	(1)	0

BRC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	400	(2)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600	08/17/2022	400	(1)	(1)

CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	400	(1)	0

GST	Put - OTC CDX.IG-38 5-Year Index	Sell	1.300	08/17/2022	800	(2)	(1)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.250	07/20/2022	400	(1)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	08/17/2022	800	(2)	(1)

						$ (20)	$ (16)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	1,300	$ (4)	$(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	1,300	(4)	(4)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	600	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	600	(2)	(2)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	1,500	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	1,500	(3)	(5)

CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	300	(2)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	300	(2)	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.755	09/30/2022	1,100	(7)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.955	09/30/2022	1,100	(8)	(11)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	700	(5)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	700	(5)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	1,100	(8)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	1,100	(8)	(7)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	46,400	(94)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.270	11/02/2022	7,800	0	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	38,600	(78)	(885)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	800	(5)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	800	(5)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	600	(4)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	600	(4)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	600	(4)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	600	(4)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	600	(4)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	600	(4)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	600	(4)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	600	(4)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	600	(4)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	600	(4)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	600	(4)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	600	(4)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	600	(4)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	600	(4)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	600	(4)	(4)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910%	11/10/2023	600	$(4)	$(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	1,300	(5)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	1,300	(5)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	1,300	(5)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	1,300	(5)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	1,300	(4)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	1,300	(4)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	1,300	(10)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	1,300	(10)	(9)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	600	(5)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	600	(5)	(4)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/05/2023	1,600	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/05/2023	1,600	(3)	(6)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	2,700	(5)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	2,700	(5)	(10)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	1,600	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	1,600	(5)	(5)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	1,500	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	1,500	(3)	(5)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	1,500	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	1,500	(3)	(6)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	700	(5)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	700	(5)	(4)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	1,000	(6)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	1,000	(6)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	1,000	(6)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	1,000	(6)	(6)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	800	(6)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	800	(6)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	800	(6)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	800	(6)	(5)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	4,800	(9)	(3)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	4,800	(10)	(18)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	2,400	(5)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	2,400	(5)	(9)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	2,200	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	2,200	(5)	(9)

							$ (496)	$(1,207)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2052	$93.563	09/07/2022	500	$(4)	$(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2052	94.438	09/07/2022	500	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2052	94.703	09/07/2022	400	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	98.297	07/07/2022	500	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	99.141	07/07/2022	700	(5)	(4)

SAL	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.406	09/07/2022	500	(2)	(4)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.656	09/07/2022	500	(2)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2052	94.688	09/07/2022	300	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 07/01/2052	99.563	07/07/2022	500	(2)	0

					$(25)	$(25)

Total Written Options					$(541)	$(1,248)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	12/20/2022	0.877%	$900	$(40)	$41	$1	$0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	300	(14)	(11)	0	(25)

BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.726	200	(9)	(5)	0	(14)
	Turkey Government International Bond	1.000	Quarterly	12/20/2023	9.159	400	(28)	(15)	0	(43)
	Turkey Government International Bond	1.000	Quarterly	06/21/2024	9.231	400	(36)	(21)	0	(57)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	9.043	540	(70)	(20)	0	(90)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2022	0.877%	$3,000	$(116)	$118	$2	$0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.870	600	(10)	(2)	0	(12)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.952	100	0	(2)	0	(2)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	400	(14)	(19)	0	(33)

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.870	400	(6)	(2)	0	(8)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	600	(25)	(25)	0	(50)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.965	300	(5)	5	0	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	N/A	2,930	(64)	(2,130)	0	(2,194)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.013	100	(5)	(3)	0	(8)
	Turkey Government International Bond	1.000	Quarterly	06/21/2024	9.231	200	(19)	(9)	0	(28)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	9.043	300	(34)	(16)	0	(50)

MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	700	(31)	(27)	0	(58)
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.751	200	(1)	(6)	0	(7)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.013	700	(31)	(24)	0	(55)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.075	300	(15)	10	0	(5)

							$(573)	$(2,163)	$3	$(2,739)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
FBF	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$155	$(1)	$(1)	$0	$(2)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	11,700	(255)	213	0	(42)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	15,100	23	(292)	0	(269)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	11,457	(592)	582	0	(10)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,625	1	(7)	0	(6)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	200	1	(2)	0	(1)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	9,620	(39)	(66)	0	(105)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	11,200	0	(199)	0	(199)

						$(862)	$228	$0	$(634)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	2.900%	Annual	10/04/2027	$5,100	$0	$(46)	$0	$(46)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	$100	$0	$(4)	$0	$(4)
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022	100	0	1	1	0

								$0	$(3)	$1	$(4)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Investment Grade Corporate Bond ETF	6,454	(0.220)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	$476	$0	$(1)	$0	$(1)
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	3,226	(0.520)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	250	0	(13)	0	(13)
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	3,666	0.280% (1-Month USD-LIBOR less a specified spread)	Monthly	12/01/2022	290	0	(19)	0	(19)
	Receive	iBoxx USD Investment Grade Corporate Bond ETF	3,667	(0.420)% (1-Month USD-LIBOR less a specified spread)	Monthly	12/15/2022	275	0	(5)	0	(5)

								$0	$(38)	$0	$(38)

Total Swap Agreements								$(1,435)	$(2,022)	$4	$(3,461)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$818	$0	$0	$818	$(97)	$(36)	$(38)	$(171)	$647	$(590)	$57
BPS	447	0	1	448	(296)	(8)	(29)	(333)	115	0	115
BRC	8	0	0	8	(21)	(2)	(204)	(227)	(219)	0	(219)
CBK	44	0	2	46	(10)	(16)	(47)	(73)	(27)	0	(27)
FAR	0	0	0	0	0	(25)	0	(25)	(25)	0	(25)
FBF	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
GLM	287	0	0	287	(444)	(1,051)	0	(1,495)	(1,208)	1,381	(173)
GST	0	0	0	0	0	(1)	(2,659)	(2,660)	(2,660)	3,022	362
HUS	613	0	0	613	(226)	0	0	(226)	(387)	0	(387)
MBC	0	0	0	0	0	0	0	0	0	(290)	(290)
MYC	0	0	1	1	0	(10)	(166)	(176)	(175)	0	(175)
MYI	4	0	0	4	(13)	0	0	(13)	(9)	0	(9)
NGF	0	0	0	0	0	(89)	(5)	(94)	(94)	0	(94)
RBC	10	0	0	10	0	0	0	0	10	0	10
SAL	0	0	0	0	0	(10)	(311)	(321)	(321)	0	(321)
SCX	9	0	0	9	(1)	0	0	(1)	8	0	8

Total Over the Counter	$2,240	$0	$4	$2,244	$(1,108)	$(1,248)	$(3,461)	$(5,817)

(n)	Securities with an aggregate market value of $4,403 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Under certain circumstances, implied credit spreads may not be applicable when the reference obligation or underlying security is distressed or in default (identified as “N/A”) and, as such, the market value would serve as the indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Schedule of Investments	PIMCO Income Portfolio	(Cont.)

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$568	$568
Swap Agreements	0	1	0	0	622	623

	$0	$1	$0	$0	$1,190	$1,191

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,240	$0	$2,240
Swap Agreements	0	3	0	0	1	4

	$0	$3	$0	$2,240	$1	$2,244

	$0	$4	$0	$2,240	$1,191	$3,435

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$85	$85
Futures	0	0	0	0	280	280
Swap Agreements	0	158	0	0	1,234	1,392

	$0	$158	$0	$0	$1,599	$1,757

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,108	$0	$1,108
Written Options	0	16	0	0	1,232	1,248
Swap Agreements	0	3,373	38	0	50	3,461

	$0	$3,389	$38	$1,108	$1,282	$5,817

	$0	$3,547	$38	$1,108	$2,881	$7,574

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,352	$2,352
Swap Agreements	0	(759)	0	0	(46)	(805)

	$0	$(759)	$0	$0	$2,306	$1,547

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,063	$0	$5,063
Purchased Options	0	0	0	0	4	4
Written Options	0	119	0	0	(85)	34
Swap Agreements	0	(804)	(143)	0	(4)	(951)

	$0	$(685)	$(143)	$5,063	$(85)	$4,150

	$0	$(1,444)	$(143)	$5,063	$2,221	$5,697

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(45)	$(45)
Futures	0	0	0	0	(432)	(432)
Swap Agreements	0	(4,990)	0	0	7,792	2,802

	$0	$(4,990)	$0	$0	$7,315	$2,325

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,805	$0	$1,805
Purchased Options	0	0	0	0	2	2
Written Options	0	(26)	0	(2)	(806)	(834)
Swap Agreements	0	(3,519)	(47)	0	(151)	(3,717)

	$0	$(3,545)	$(47)	$1,803	$(955)	$(2,744)

	$0	$(8,535)	$(47)	$1,803	$6,360	$(419)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$24,083	$3,396	$27,479
Corporate Bonds & Notes
Banking & Finance	0	46,045	0	46,045
Industrials	0	49,061	0	49,061
Utilities	0	23,026	0	23,026
Municipal Bonds & Notes
Illinois	0	205	0	205
Puerto Rico	0	69	0	69
U.S. Government Agencies	0	108,825	0	108,825
U.S. Treasury Obligations	0	86,731	0	86,731
Non-Agency Mortgage-Backed Securities	0	58,585	0	58,585
Asset-Backed Securities	0	129,368	0	129,368
Sovereign Issues	0	14,098	0	14,098
Common Stocks
Communication Services	391	0	173	564
Energy	336	0	0	336
Financials	0	0	798	798
Industrials	0	0	985	985
Rights
Financials	0	0	15	15
Warrants
Financials	0	0	16	16
Information Technology	0	0	36	36
Preferred Securities
Banking & Finance	0	4,911	0	4,911
Industrials	0	435	0	435
Real Estate Investment Trusts
Real Estate	17	0	0	17
Short-Term Instruments
Repurchase Agreements	0	402	0	402
Argentina Treasury Bills	0	494	0	494

	$744	$546,338	$5,419	$552,501

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,402	$0	$0	$24,402

Total Investments	$25,146	$546,338	$5,419	$576,903

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,178)	$0	$(4,178)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	141	1,050	0	1,191
Over the counter	0	2,244	0	2,244

	$141	$3,294	$0	$3,435

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(23)	(1,734)	0	(1,757)
Over the counter	0	(5,817)	0	(5,817)

	$(23)	$(7,551)	$0	$(7,574)

Total Financial Derivative Instruments	$118	$(4,257)	$0	$(4,139)

Totals	$25,264	$537,903	$5,419	$568,586

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Schedule of Investments	PIMCO Income Portfolio	(Cont.)	June 30, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 12/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,692	$1,484	$(170)	$(7)	$0	$(390)	$332	$(546)	$3,395	$(347)
Corporate Bonds & Notes
Industrials	2,102	0	(2,104)	0	0	2	0	0	0	0
Asset-Backed Securities	86	0	(87)	0	(1)	2	0	0	0	0
Common Stocks
Communication Services	462	0	0	0	0	(289)	0	0	173	(289)
Financials	0	2,094	0	0	0	(1,296)	0	0	798	(1,296)
Industrials	834	0	0	0	0	151	0	0	985	151
Rights
Financials	0	0	0	0	0	15	0	0	15	15
Warrants
Financials	0	182	0	0	(56)	(109)	0	0	17	(109)
Information Technology	42	0	0	0	0	(6)	0	0	36	(6)

Totals	$6,218	$3,760	$(2,361)	$(7)	$(57)	$(1,920)	$332	$(546)	$5,419	$(1,881)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,359	Discounted Cash Flow	Discount Rate		5.136	—
	1,036	Third Party Vendor	Broker Quote		62.500-93.000	91.933
Common Stocks
Communication Services	173	Reference Instrument	Liquidity Discount		10.000	—
Financials	798	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
Industrials	985	Discounted Cash Flow	Discount Rate		9.500-17.100	9.500
Rights
Financials	15	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	2	Indicative Market Quotation	EBITDA Multiple	X	7.000	—
	15	Other Valuation Techniques(2)	—		—	—
Information Technology	36	Comparable Companies / Discounted Cash Flow	EBITDA Multiple	X	3.875	—

Total	$5,419

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$43,981	$107,650	$(127,200)	$(580)	$551	$24,402	$50	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Notes to Financial Statements	(Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Distribution Rate Risk  is the risk that the Portfolio’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Portfolio performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information,

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

Notes to Financial Statements	(Cont.)

have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.25%	0.40%	0.40%	*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class and Class M shares. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee

Class M*	0.25%	0.20%

Administrative Class	—	0.15%

Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii)

include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$0	$2,555

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital

SEMIANNUAL REPORT	|	JUNE 30, 2022	51

Notes to Financial Statements	(Cont.)

gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$862,041	$835,776	$65,372	$47,154

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	271	$2,805	4,192	$45,835

Administrative Class	1,921	19,822	4,499	49,364

Advisor Class	1,894	19,641	10,386	113,992
Issued as reinvestment of distributions

Institutional Class	52	533	39	428

Administrative Class	274	2,791	460	5,042

Advisor Class	437	4,451	688	7,536
Cost of shares redeemed

Institutional Class	(1,483)	(15,907)	(353)	(3,869)

Administrative Class	(2,176)	(22,607)	(1,611)	(17,665)

Advisor Class	(3,077)	(31,723)	(1,368)	(14,995)

Net increase (decrease) resulting from Portfolio share transactions	(1,887)	$(20,194)	16,932	$185,668

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

52	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$611,418	$34,522	$(73,418)	$(38,896)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	53

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

FAR	Wells Fargo Bank National Association	MBC	HSBC Bank Plc	SCX	Standard Chartered Bank, London

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble

CAD	Canadian Dollar	INR	Indian Rupee	TWD	Taiwanese Dollar

CLP	Chilean Peso	JPY	Japanese Yen	USD(or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR006M	6 Month EUR Swap Rate	US0001M	ICE 1-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

BABs	Build America Bonds	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PIK	Payment-in-Kind

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

54	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2022	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT20SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that recinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations.

The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of June 30, 2022†§

United States	35.2%

Short-Term Instruments‡	12.7%

United Kingdom	8.4%

Cayman Islands	7.8%

Japan	6.6%

China	5.3%

France	4.7%

Denmark	3.3%

Germany	1.9%

Ireland	1.6%

Singapore	1.5%

South Korea	1.4%

Switzerland	1.3%

Canada	1.0%

Other	7.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	(8.46)%	(8.95)%	1.23%	3.25%	4.77%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	(8.53)%	(9.09)%	1.08%	3.09%	4.45%
PIMCO International Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	(8.57)%	(9.18)%	0.97%	—	2.35%
Bloomberg Global Aggregate ex-USD (USD Hedged) Index±	(7.90)%	(7.75)%	1.30%	2.66%	3.89%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the U.S. contributed to relative performance, as yields rose.

»	Underweight exposure to duration in the U.K. contributed to relative performance, as yields rose.

»	Underweight exposure to non-financial corporate credit contributed to relative performance, as spreads widened.

»	Overweight exposure to duration in aggregate across Europe, including the eurozone, Denmark, and Switzerland, detracted from relative performance, as yields rose broadly across European markets.

»	Overweight exposure to non-agency residential mortgage-backed securities detracted from performance as, spreads widened.

»	Overweight exposure to senior and subordinated financials detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$915.40	$3.71	$1,000.00	$1,020.65	$3.91	0.79%
Administrative Class	1,000.00	914.70	4.41	1,000.00	1,019.91	4.66	0.94
Advisor Class	1,000.00	914.30	4.88	1,000.00	1,019.42	5.15	1.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2022 - 06/30/2022+	$10.75	$0.09	$(1.00)	$(0.91)	$(0.07)	$(0.00)	$(0.07)

12/31/2021	11.24	0.17	(0.37)	(0.20)	(0.19)	(0.10)	(0.29)

12/31/2020	11.32	0.17	0.45	0.62	(0.70)	0.00	(0.70)

12/31/2019	10.84	0.22	0.55	0.77	(0.21)	(0.08)	(0.29)

12/31/2018	10.79	0.20	0.05	0.25	(0.16)	(0.04)	(0.20)

12/31/2017	11.02	0.15	0.17	0.32	(0.55)	0.00	(0.55)
Administrative Class

01/01/2022 - 06/30/2022+	10.75	0.08	(1.00)	(0.92)	(0.06)	(0.00)	(0.06)

12/31/2021	11.24	0.15	(0.37)	(0.22)	(0.17)	(0.10)	(0.27)

12/31/2020	11.32	0.16	0.44	0.60	(0.68)	0.00	(0.68)

12/31/2019	10.84	0.21	0.55	0.76	(0.20)	(0.08)	(0.28)

12/31/2018	10.79	0.18	0.05	0.23	(0.14)	(0.04)	(0.18)

12/31/2017	11.02	0.13	0.17	0.30	(0.53)	0.00	(0.53)
Advisor Class

01/01/2022 - 06/30/2022+	10.75	0.07	(0.99)	(0.92)	(0.06)	(0.00)	(0.06)

12/31/2021	11.24	0.14	(0.37)	(0.23)	(0.16)	(0.10)	(0.26)

12/31/2020	11.32	0.15	0.44	0.59	(0.67)	0.00	(0.67)

12/31/2019	10.84	0.19	0.56	0.75	(0.19)	(0.08)	(0.27)

12/31/2018	10.79	0.17	0.05	0.22	(0.13)	(0.04)	(0.17)

12/31/2017	11.02	0.12	0.17	0.29	(0.52)	0.00	(0.52)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.77	(8.46)%	$110,210	0.79	%*	0.79	%*	0.75	%*	0.75	%*	1.70	%*	186%

10.75	(1.81)	120,577	0.76		0.76		0.75		0.75		1.52		345

11.24	5.72	84,623	0.79		0.79		0.75		0.75		1.52		512

11.32	7.17	9,105	0.86		0.86		0.75		0.75		1.98		272

10.84	2.27	7,483	0.81		0.81		0.75		0.75		1.85		185

10.79	2.92	6,705	0.78		0.78		0.75		0.75		1.37		158

9.77	(8.53)	68,543	0.94	*	0.94	*	0.90	*	0.90	*	1.55	*	186

10.75	(1.96)	82,338	0.91		0.91		0.90		0.90		1.36		345

11.24	5.56	78,210	0.94		0.94		0.90		0.90		1.44		512

11.32	7.01	79,540	1.01		1.01		0.90		0.90		1.83		272

10.84	2.12	78,640	0.96		0.96		0.90		0.90		1.70		185

10.79	2.76	76,989	0.93		0.93		0.90		0.90		1.21		158

9.77	(8.57)	414,605	1.04	*	1.04	*	1.00	*	1.00	*	1.45	*	186

10.75	(2.05)	499,139	1.01		1.01		1.00		1.00		1.26		345

11.24	5.45	488,470	1.04		1.04		1.00		1.00		1.34		512

11.32	6.90	477,388	1.11		1.11		1.00		1.00		1.73		272

10.84	2.02	444,881	1.06		1.06		1.00		1.00		1.59		185

10.79	2.66	431,545	1.03		1.03		1.00		1.00		1.11		158

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$629,817
Investments in Affiliates	29,380
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,104
Over the counter	17,620
Deposits with counterparty	12,473
Foreign currency, at value	6,602
Receivable for investments sold	11,872
Receivable for investments sold on a delayed-delivery basis	135
Receivable for TBA investments sold	229,247
Receivable for Portfolio shares sold	2
Interest and/or dividends receivable	3,414
Dividends receivable from Affiliates	21
Total Assets	946,687

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,305
Payable for short sales	113,582
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,918
Over the counter	4,972
Payable for investments purchased	15,142
Payable for investments in Affiliates purchased	21
Payable for TBA investments purchased	194,300
Deposits from counterparty	18,300
Payable for Portfolio shares redeemed	289
Overdraft due to custodian	28
Accrued investment advisory fees	124
Accrued supervisory and administrative fees	247
Accrued distribution fees	87
Accrued servicing fees	9
Other liabilities	5
Total Liabilities	353,329

Net Assets	$593,358

Net Assets Consist of:

Paid in capital	$661,374
Distributable earnings (accumulated loss)	(68,016)

Net Assets	$593,358

Net Assets:

Institutional Class	$110,210
Administrative Class	68,543
Advisor Class	414,605

Shares Issued and Outstanding:

Institutional Class	11,283
Administrative Class	7,017
Advisor Class	42,447

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.77
Administrative Class	9.77
Advisor Class	9.77

Cost of investments in securities	$696,755
Cost of investments in Affiliates	$29,392
Cost of foreign currency held	$6,640
Proceeds received on short sales	$113,415
Cost or premiums of financial derivative instruments, net	$(16,178)

* Includes repurchase agreements of:	$588

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$7,920
Dividends	7
Dividends from Investments in Affiliates	51
Total Income	7,978

Expenses:

Investment advisory fees	801
Supervisory and administrative fees	1,603
Distribution and/or servicing fees - Administrative Class	56
Distribution and/or servicing fees - Advisor Class	562
Trustee fees	10
Interest expense	119
Miscellaneous expense	1
Total Expenses	3,152

Net Investment Income (Loss)	4,826

Net Realized Gain (Loss):

Investments in securities	2,078
Investments in Affiliates	(286)
Exchange-traded or centrally cleared financial derivative instruments	(18,703)
Over the counter financial derivative instruments	19,930
Short sales	(5)
Foreign currency	(3,558)

Net Realized Gain (Loss)	(544)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(78,663)
Investments in Affiliates	262
Exchange-traded or centrally cleared financial derivative instruments	(270)
Over the counter financial derivative instruments	15,866
Foreign currency assets and liabilities	(259)

Net Change in Unrealized Appreciation (Depreciation)	(63,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(58,782)

* Foreign tax withholdings	$20

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,826	$8,837
Net realized gain (loss)	(544)	14,908
Net change in unrealized appreciation (depreciation)	(63,064)	(37,240)

Net Increase (Decrease) in Net Assets Resulting from Operations	(58,782)	(13,495)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(846)	(2,400)
Administrative Class	(481)	(1,916)
Advisor Class	(2,675)	(11,780)

Total Distributions(a)	(4,002)	(16,096)

Portfolio Share Transaction:

Net increase (decrease) resulting from Portfolio share transactions*	(45,912)	80,342

Total Increase (Decrease) in Net Assets	(108,696)	50,751

Net Assets:

Beginning of period	702,054	651,303
End of period	$593,358	$702,054

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.1%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$230	$51
1.000% due 07/09/2029		5	1

Total Argentina (Cost $138)			52

AUSTRALIA 0.7%

CORPORATE BONDS & NOTES 0.1%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	300

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Pepper Residential Securities Trust
2.212% (US0001M + 0.930%) due 03/12/2061 ~		174	174

RESIMAC Bastille Trust
1.733% due 09/05/2057 •		261	260

			434

SOVEREIGN ISSUES 0.5%

Australia Government International Bond
1.000% due 11/21/2031	AUD	1,000	546
1.250% due 05/21/2032		200	111
1.750% due 06/21/2051		300	132
4.500% due 04/21/2033		500	370

Northern Territory Treasury Corp.
2.000% due 04/21/2031		800	459

South Australia Government Financing Authority
1.750% due 05/24/2032		800	440

Treasury Corp. of Victoria
4.250% due 12/20/2032		1,200	825

			2,883

Total Australia (Cost $4,218)			3,617

CANADA 1.1%

CORPORATE BONDS & NOTES 0.1%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$82	75

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	485

			560

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	449	326
2.867% due 02/12/2055 ~		1,000	677
3.072% due 08/12/2053		329	253

			1,256

SOVEREIGN ISSUES 0.8%

Canada Government International Bond
2.000% due 12/01/2051		4,800	2,905

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		518	409

Province of Ontario
3.500% due 01/27/2027	AUD	1,000	661

Province of Quebec
3.000% due 09/01/2023	CAD	1,100	853

			4,828

Total Canada (Cost $7,877)			6,644

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 8.6%

ASSET-BACKED SECURITIES 8.1%

American Money Management Corp. CLO Ltd.
2.018% due 04/14/2029 •	$972	$966
2.352% (US0003M + 0.950%) due 11/10/2030 ~	1,500	1,476

Ares CLO Ltd.
1.914% (US0003M + 0.870%) due 01/15/2029 ~	2,871	2,829

Barings CLO Ltd.
2.133% (US0003M + 1.070%) due 01/20/2032 ~	1,500	1,467

BDS Ltd.
2.962% due 12/16/2036 •	1,700	1,632

Benefit Street Partners CLO Ltd.
1.994% due 10/15/2030 •	1,700	1,669

Carlyle Global Market Strategies CLO Ltd.
2.361% due 08/14/2030 •	1,700	1,675

CIFC Funding Ltd.
2.134% (US0003M + 0.950%) due 10/24/2030 ~	1,800	1,771

Crestline Denali CLO Ltd.
2.093% (US0003M + 1.030%) due 04/20/2030 ~	1,700	1,675

Dryden Senior Loan Fund
2.034% due 01/17/2032 •	1,700	1,649

Elevation CLO Ltd.
2.134% (US0003M + 0.950%) due 10/25/2030 ~	1,700	1,668

Gallatin CLO Ltd.
2.134% due 07/15/2031 •	2,100	2,057

GPMT Ltd.
2.992% (US0001M + 1.350%) due 12/15/2036 ~	1,800	1,744

Halseypoint Clo Ltd.
2.736% due 11/30/2032 •	1,600	1,573

Jamestown CLO Ltd.
2.384% (US0003M + 1.340%) due 04/15/2033 ~	1,300	1,273

KREF Ltd.
2.957% due 02/17/2039 •	1,700	1,650

LCM LP
1.914% due 07/19/2027 •	1,801	1,771
2.103% (US0003M + 1.040%) due 10/20/2027 ~	555	551

LoanCore Issuer Ltd.
2.329% (SOFR30A + 1.550%) due 01/17/2037 ~	1,700	1,652

Marathon CLO Ltd.
2.375% due 11/21/2027 •	103	104

Marble Point CLO Ltd.
2.084% due 10/15/2030 •	900	887

MF1 Ltd.
2.142% (SOFR30A + 1.350%) due 02/19/2037 ~	1,800	1,734

MidOcean Credit CLO
2.269% due 01/29/2030 •	1,599	1,579

Mountain View CLO LLC
2.134% (US0003M + 1.090%) due 10/16/2029 ~	1,456	1,438

Starwood Commercial Mortgage Trust
2.723% (US0001M + 1.200%) due 04/18/2038 ~	1,700	1,678

Stratus CLO Ltd.
1.963% due 12/28/2029 •	1,624	1,596
2.013% due 12/29/2029 •	1,673	1,646

Symphony CLO Ltd.
1.988% (US0003M + 0.950%) due 07/14/2026 ~	200	200

THL Credit Wind River Clo Ltd.
2.124% due 04/15/2031 •	1,700	1,658

Venture CLO Ltd.
1.924% due 04/15/2027 •	219	217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.401% due 09/07/2030 •		$1,300	$1,282

Vibrant CLO Ltd.
2.103% due 09/15/2030 •		1,700	1,668
2.183% (US0003M + 1.120%) due 07/20/2032 ~		1,600	1,555

			47,990

CORPORATE BONDS & NOTES 0.2%

MGM China Holdings Ltd.
4.750% due 02/01/2027		500	354

SA Global Sukuk Ltd.
2.694% due 06/17/2031		400	353

Sands China Ltd.
5.125% due 08/08/2025		200	168
5.400% due 08/08/2028		500	386

Tencent Holdings Ltd.
3.595% due 01/19/2028		200	190

			1,451

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

AREIT Trust
2.603% due 11/17/2038 •		1,607	1,549

MF1 Multifamily Housing Mortgage Loan Trust
2.298% due 07/15/2036 •		511	505

			2,054

Total Cayman Islands (Cost $52,850)			51,495

CHINA 5.9%

SOVEREIGN ISSUES 5.9%

China Development Bank
3.390% due 07/10/2027	CNY	14,000	2,138
4.040% due 04/10/2027		11,500	1,805
4.240% due 08/24/2027		67,700	10,739
4.880% due 02/09/2028		31,400	5,150

China Government International Bond
2.680% due 05/21/2030		27,700	4,079
3.010% due 05/13/2028		3,800	575
3.530% due 10/18/2051		28,000	4,340
3.720% due 04/12/2051		13,000	2,073
3.810% due 09/14/2050		25,900	4,186

Total China (Cost $34,562)			35,085

DENMARK 3.7%

CORPORATE BONDS & NOTES 3.7%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	38,769	4,208
1.500% due 10/01/2053		3,874	438

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		41,065	4,444
1.500% due 10/01/2053		5,555	633

Nykredit Realkredit AS
0.309% due 10/01/2022 •	EUR	1,400	1,469
1.000% due 10/01/2050	DKK	53,803	5,770
1.000% due 10/01/2053		11,645	1,281
1.500% due 10/01/2053		19,481	2,248

Realkredit Danmark AS
1.000% due 10/01/2050		5,410	599
1.000% due 10/01/2053		2,954	323
1.500% due 10/01/2053		4,768	541

Total Denmark (Cost $29,526)			21,954

FRANCE 5.2%

CORPORATE BONDS & NOTES 1.1%

BNP Paribas SA
1.675% due 06/30/2027 •		$1,000	883
1.904% due 09/30/2028 •		500	428
2.159% due 09/15/2029 •		800	670
2.591% due 01/20/2028 •		800	720

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BPCE SA
2.045% due 10/19/2027 •		$400	$353

Societe Generale SA
1.488% due 12/14/2026 •		2,400	2,120
2.226% due 01/21/2026 •		400	373
2.797% due 01/19/2028 •		400	357
3.337% due 01/21/2033 •		500	410
4.677% due 06/15/2027		400	398

			6,712

SOVEREIGN ISSUES 4.1%

France Government International Bond
0.500% due 05/25/2072	EUR	1,000	461
0.750% due 05/25/2052		4,650	3,097
2.000% due 05/25/2048 (k)		6,200	5,944
2.250% due 10/25/2022		14,000	14,787

			24,289

Total France (Cost $36,245)			31,001

GERMANY 2.1%

CORPORATE BONDS & NOTES 2.1%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	2,200	2,067
1.750% due 11/19/2030 •		600	519
2.222% due 09/18/2024 •		$1,800	1,737
2.625% due 12/16/2024	GBP	300	348
2.625% due 02/12/2026	EUR	1,200	1,210
3.300% due 11/16/2022		$1,200	1,200
3.547% due 09/18/2031 •		1,000	838
3.729% due 01/14/2032 •(i)		1,100	828
3.961% due 11/26/2025 •		1,250	1,209

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)	EUR	200	164

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$900	803

Volkswagen Bank GmbH
1.250% due 08/01/2022	EUR	800	839

ZF Finance GmbH
3.750% due 09/21/2028		700	578

Total Germany (Cost $14,653)			12,340

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$500	495

Total India (Cost $501)			495

IRELAND 1.8%

ASSET-BACKED SECURITIES 1.3%

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	700	715

Aurium CLO DAC
0.670% due 04/16/2030 •		499	514

Black Diamond CLO DAC
0.650% due 10/03/2029 •		77	81

BlueMountain Fuji EUR CLO II DAC
0.650% due 07/15/2030 •		1,292	1,334

Cairn CLO DAC
0.600% due 04/30/2031 •		1,099	1,137

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		800	818

Dryden Euro CLO BV
0.660% due 04/15/2033 •		900	915

Jubilee CLO DAC
0.610% (EUR003M + 0.610%) due 04/15/2030 ~		800	828
0.650% due 04/15/2031 •		500	507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	1,000	$1,025

			7,874

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		$600	523
3.000% due 10/29/2028		600	506

AIB Group PLC
4.750% due 10/12/2023		200	200

			1,229

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Shamrock Residential DAC
0.338% (EUR001M + 0.850%) due 01/24/2061 ~	EUR	1,447	1,496

Total Ireland (Cost $12,133)			10,599

ISRAEL 0.5%

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
0.750% due 07/31/2022	ILS	1,700	487
2.000% due 03/31/2027		4,400	1,239
3.800% due 05/13/2060		$1,300	1,086
4.125% due 01/17/2048		300	277

Total Israel (Cost $3,580)			3,089

ITALY 0.6%

CORPORATE BONDS & NOTES 0.5%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	900	892
2.625% due 04/28/2025		500	466

UniCredit SpA
7.500% due 06/03/2026 •(g)(h)		200	194
7.830% due 12/04/2023		$1,200	1,243

			2,795

SOVEREIGN ISSUES 0.1%

Italy Government International Bond
6.000% due 08/04/2028	GBP	400	544

Total Italy (Cost $3,762)			3,339

JAPAN 7.3%

CORPORATE BONDS & NOTES 0.7%

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		$600	601

Mizuho Financial Group, Inc.
2.601% (US0003M + 0.880%) due 09/11/2022 ~		700	700
2.721% (US0003M + 1.000%) due 09/11/2024 ~		900	899
3.922% due 09/11/2024 •		500	499

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		200	197
3.522% due 09/17/2025		400	379
4.345% due 09/17/2027		400	367
4.810% due 09/17/2030		400	356

Nomura Holdings, Inc.
2.329% due 01/22/2027		500	443

			4,441

SOVEREIGN ISSUES 6.6%

Development Bank of Japan, Inc.
1.750% due 08/28/2024		1,400	1,358

Japan Bank for International Cooperation
1.750% due 10/17/2024		500	485

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	462,384	$3,582
0.100% due 06/20/2031		960,000	6,979
0.300% due 06/20/2046		620,000	3,851
0.500% due 09/20/2046		202,000	1,313
0.500% due 03/20/2049		740,000	4,639
0.700% due 12/20/2048		612,000	4,057
1.200% due 09/20/2035		1,340,000	10,720

Tokyo Metropolitan Government
0.750% due 07/16/2025		$2,100	1,934

			38,918

Total Japan (Cost $55,534)			43,359

JERSEY, CHANNEL ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%

Saranac CLO Ltd.
2.584% due 08/13/2031 •		$1,700	1,665

Total Jersey, Channel Islands (Cost $1,700)			1,665

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Aroundtown SA
1.625% due 01/31/2028	EUR	700	591
5.375% due 03/21/2029		$200	186

CPI Property Group SA
2.750% due 05/12/2026	EUR	300	280

Total Luxembourg (Cost $1,375)			1,057

MALAYSIA 0.9%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.404% due 04/28/2061		$400	302
4.550% due 04/21/2050		200	191
4.800% due 04/21/2060		200	196

			689

SOVEREIGN ISSUES 0.8%

Malaysia Government International Bond
4.065% due 06/15/2050	MYR	4,100	807

Malaysia Government Investment Issue
4.369% due 10/31/2028		17,000	3,892

			4,699

Total Malaysia (Cost $5,827)			5,388

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

Delta Air Lines, Inc.
4.750% due 10/20/2028		$800	756

Preferred Term Securities Ltd.
2.430% (US0003M + 0.400%) due 06/23/2035 ~		690	653

Total Multinational (Cost $1,392)			1,409

NETHERLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Cooperatieve Rabobank UA
3.649% due 04/06/2028 •		$1,200	1,141
3.758% due 04/06/2033 •		400	361

Enel Finance International NV
2.650% due 09/10/2024		1,300	1,260

Vonovia Finance BV
5.000% due 10/02/2023		100	101

			2,863

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)		157,575	$161

Total Netherlands (Cost $3,181)			3,024

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	700	361

Total New Zealand (Cost $492)			361

NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt AS
3.250% due 06/28/2023		$500	500

Total Norway (Cost $500)			500

PERU 1.1%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	2,200	532

SOVEREIGN ISSUES 1.0%

Peru Government International Bond
2.780% due 12/01/2060		$700	435
5.350% due 08/12/2040	PEN	1,100	216
5.940% due 02/12/2029		5,400	1,289
6.350% due 08/12/2028		15,200	3,745

			5,685

Total Peru (Cost $8,258)			6,217

QATAR 0.3%

CORPORATE BONDS & NOTES 0.2%

Qatar Energy
2.250% due 07/12/2031		$300	257
3.125% due 07/12/2041		400	315
3.300% due 07/12/2051		500	387

			959

SOVEREIGN ISSUES 0.1%

Qatar Government International Bond
4.400% due 04/16/2050		400	383

Total Qatar (Cost $1,596)			1,342

ROMANIA 0.5%

SOVEREIGN ISSUES 0.5%

Romania Government International Bond
1.375% due 12/02/2029	EUR	540	410
1.750% due 07/13/2030		700	524
2.000% due 01/28/2032		100	72
2.000% due 04/14/2033		500	341
2.124% due 07/16/2031		100	75
2.125% due 03/07/2028		400	346
2.625% due 12/02/2040		400	244
2.875% due 04/13/2042		800	492
3.750% due 02/07/2034		600	473

Total Romania (Cost $4,785)			2,977

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	500	383

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.050% due 09/23/2036	EUR	500	$310

Total Serbia (Cost $1,150)			693

SINGAPORE 1.7%

SOVEREIGN ISSUES 1.7%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	7,500	4,835
2.875% due 09/01/2030		7,500	5,373

Total Singapore (Cost $11,177)			10,208

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%

South Africa Government International Bond
4.850% due 09/30/2029		$200	171

Total South Africa (Cost $200)			171

SOUTH KOREA 1.5%

SOVEREIGN ISSUES 1.5%

Korea Government International Bond
2.125% due 06/10/2027	KRW	1,225,000	880
2.375% due 12/10/2027		1,350,000	976
2.375% due 12/10/2028		5,820,000	4,165
2.625% due 06/10/2028		2,450,000	1,787
5.500% due 03/10/2028		1,350,000	1,139

Total South Korea (Cost $11,223)			8,947

SPAIN 1.0%

CORPORATE BONDS & NOTES 0.1%

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(g)(h)	EUR	200	202

Banco Santander SA
1.849% due 03/25/2026		$200	180
3.848% due 04/12/2023		200	200

Merlin Properties Socimi SA
2.225% due 04/25/2023	EUR	200	210

			792

		SHARES
PREFERRED SECURITIES 0.0%

CaixaBank SA
5.875% due 10/09/2027 •(g)(h)		200,000	185

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.9%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	227

Spain Government International Bond
0.850% due 07/30/2037		1,700	1,351
1.450% due 10/31/2071		1,600	940
3.450% due 07/30/2066		2,700	2,947

			5,465

Total Spain (Cost $10,052)			6,442

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

European Investment Bank
0.500% due 06/21/2023	AUD	500	336
0.500% due 08/10/2023		400	267

Total Supranational (Cost $745)			603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 1.5%

CORPORATE BONDS & NOTES 1.5%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$200	$200

Credit Suisse Group AG
2.193% due 06/05/2026 •		1,200	1,089
2.945% (US0003M + 1.200%) due 12/14/2023 ~		800	800
3.800% due 06/09/2023		800	793
3.869% due 01/12/2029 •		800	720
4.194% due 04/01/2031 •		1,200	1,063
4.282% due 01/09/2028		250	234
7.500% due 12/11/2023 •(g)(h)		300	286

UBS AG
5.125% due 05/15/2024 (h)		1,318	1,318
7.625% due 08/17/2022 (h)		1,600	1,605

UBS Group AG
4.488% due 05/12/2026 •		300	299
4.751% due 05/12/2028 •		300	297

Total Switzerland (Cost $9,340)			8,704

THAILAND 0.8%

SOVEREIGN ISSUES 0.8%

Thailand Government International Bond
1.585% due 12/17/2035	THB	187,400	4,296
2.000% due 06/17/2042		8,500	181
3.300% due 06/17/2038		14,400	392

Total Thailand (Cost $4,925)			4,869

UNITED ARAB EMIRATES 0.0%

SOVEREIGN ISSUES 0.0%

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		$300	267

Total United Arab Emirates (Cost $289)			267

UNITED KINGDOM 9.3%

CORPORATE BONDS & NOTES 4.4%

Annington Funding PLC
1.650% due 07/12/2024	EUR	800	818

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$3,300	3,333

Barclays PLC
4.375% due 03/15/2028 •(g)(h)		200	154
7.125% due 06/15/2025 •(g)(h)	GBP	500	586
7.250% due 03/15/2023 •(g)(h)		700	840

GSK Consumer Healthcare Capital UK PLC
3.125% due 03/24/2025		$900	878

HSBC Holdings PLC
2.100% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	2,300	1,587
2.455% (US0003M + 1.000%) due 05/18/2024 ~		$300	298
4.041% due 03/13/2028 •		1,000	950
4.583% due 06/19/2029 •		800	772
5.875% due 09/28/2026 •(g)(h)	GBP	300	333
6.500% due 03/23/2028 •(g)(h)		$400	363

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		200	187
3.900% due 11/23/2023	AUD	800	549

Marks & Spencer PLC
3.750% due 05/19/2026	GBP	500	536

Nationwide Building Society
2.972% due 02/16/2028 •		$1,200	1,096
3.766% due 03/08/2024 •		1,200	1,197

Natwest Group PLC
3.875% due 09/12/2023		300	299
4.445% due 05/08/2030 •		500	471
4.600% due 06/28/2031 •(g)(h)		600	443
5.125% due 05/12/2027 •(g)(h)	GBP	400	413
6.000% due 12/29/2025 •(g)(h)		$800	742

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 08/10/2025 •(g)(h)		$500	$496

Natwest Markets PLC
1.000% due 05/28/2024	EUR	800	821

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	400	460

Santander U.K. Group Holdings PLC
4.796% due 11/15/2024 •		$2,400	2,401

Santander U.K. PLC
1.626% (SONIO/N + 0.550%) due 02/12/2027 ~	GBP	500	608

Standard Chartered PLC
0.991% due 01/12/2025 •		$1,200	1,134
1.456% due 01/14/2027 •		1,200	1,060
2.608% due 01/12/2028 •		1,400	1,251

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	184	228
5.661% due 10/13/2041		97	122

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	553

			25,979

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Avon Finance PLC
1.690% due 09/20/2048 •		822	996

Business Mortgage Finance PLC
3.282% due 02/15/2041 •		70	85

Eurohome UK Mortgages PLC
1.739% (BP0003M + 0.150%) due 06/15/2044 ~		217	258

Eurosail PLC
2.540% (BP0003M + 0.950%) due 06/13/2045 ~		286	345

Finsbury Square PLC
1.565% (SONIO/N + 0.800%) due 03/16/2070 ~		530	642

Hawksmoor Mortgage Funding PLC
1.703% due 05/25/2053 •		715	869

Hawksmoor Mortgages
1.703% due 05/25/2053 •		1,300	1,579

Mansard Mortgages PLC
1.529% due 12/15/2049 •		92	110

Newgate Funding PLC
1.578% (BP0003M + 0.160%) due 12/01/2050 ~		210	241
2.589% due 12/15/2050 •		179	209

Precise Mortgage Funding PLC
1.952% due 12/12/2055 •		1,175	1,424

Residential Mortgage Securities PLC
2.040% due 06/20/2070 •		740	898

Ripon Mortgages PLC
1.351% due 08/28/2056 •		5,104	6,152

RMAC PLC
1.571% due 06/12/2046 •		1,678	2,030

RMAC Securities PLC
1.021% due 06/12/2044 •		324	376

Stratton Mortgage Funding PLC
1.361% (SONIO/N + 0.900%) due 07/20/2060 ~		1,812	2,188

Towd Point Mortgage Funding
1.361% due 07/20/2045 •		1,723	2,095

Towd Point Mortgage Funding PLC
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~		834	1,012

Trinity Square PLC
1.300% (SONIO/N + 0.850%) due 07/15/2059 ~		967	1,169

			22,678

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		960	171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.1%

United Kingdom Gilt
0.625% due 10/22/2050	GBP	1,300	$966
1.500% due 07/31/2053		1,100	1,038
1.750% due 01/22/2049		1,300	1,323
3.250% due 01/22/2044		900	1,201
4.250% due 12/07/2040		1,200	1,804

			6,332

Total United Kingdom (Cost $62,223)			55,160

UNITED STATES 39.1%

ASSET-BACKED SECURITIES 5.2%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$194	191

ACE Securities Corp. Home Equity Loan Trust
1.904% due 07/25/2036 •		1,049	828

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.564% due 06/25/2029 •		1	1

Argent Mortgage Loan Trust
2.104% due 05/25/2035 •		1,141	1,026

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.384% due 02/25/2036 •		1,346	1,096

Citigroup Mortgage Loan Trust
1.784% due 12/25/2036 •		409	236
2.144% due 03/25/2036 •		376	352

Citigroup Mortgage Loan Trust, Inc.
1.884% due 06/25/2037 •		2,194	2,148
2.614% due 07/25/2035 •		1,200	1,159

Countrywide Asset-Backed Certificates
1.904% (US0001M + 0.280%) due 03/25/2037 ~		1,204	1,181

Countrywide Asset-Backed Certificates Trust
1.764% due 06/25/2035 •		242	225
1.764% due 06/25/2037 •		324	299
1.764% due 07/25/2037 •		228	211
1.764% due 06/25/2047 ^•		262	240
1.764% due 06/25/2047 •		776	720
1.774% (US0001M + 0.150%) due 04/25/2047 ^~		52	51
1.884% due 12/25/2036 ^•		284	259
2.974% due 04/25/2035 •		489	485
4.550% due 08/25/2035 ^~		151	140

First Franklin Mortgage Loan Trust
1.739% due 07/25/2036 •		650	606

GSAMP Trust
2.269% due 11/25/2035 ^•		1,138	997
2.344% (US0001M + 0.720%) due 11/25/2035 ~		1,000	866

Home Equity Mortgage Loan Asset-Backed Trust
1.864% due 04/25/2037 •		452	314

HSI Asset Securitization Corp. Trust
1.884% due 04/25/2037 •		653	363

LL ABS Trust
1.070% due 05/15/2029		729	703

Long Beach Mortgage Loan Trust
2.184% due 10/25/2034 •		12	12

Merrill Lynch Mortgage Investors Trust
1.924% (US0001M + 0.300%) due 08/25/2037 ~		1,093	614

Morgan Stanley ABS Capital, Inc. Trust
1.754% (US0001M + 0.130%) due 10/25/2036 ~		102	92

Morgan Stanley Home Equity Loan Trust
1.724% due 12/25/2036 •		813	441
1.854% due 04/25/2037 •		662	386

Morgan Stanley Mortgage Loan Trust
6.419% due 09/25/2046 ^þ		139	42

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.059% due 03/25/2036 •		429	421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
1.754% due 03/25/2037 •		$561	$397

Option One Mortgage Loan Trust
1.764% due 01/25/2037 •		332	230

Renaissance Home Equity Loan Trust
4.174% due 12/25/2032 •		134	124
5.294% due 01/25/2037 þ		638	247
5.675% due 06/25/2037 ^þ		1,053	346
5.731% due 11/25/2036 þ		968	414

Residential Asset Mortgage Products Trust
2.064% due 12/25/2035 •		229	208
2.084% (US0001M + 0.460%) due 12/25/2035 ~		724	634

Residential Asset Securities Corp. Trust
1.874% (US0001M + 0.250%) due 11/25/2036 ^~		1,791	1,659

Saxon Asset Securities Trust
3.374% due 12/25/2037 •		315	287

SMB Private Education Loan Trust
1.830% due 02/16/2055 •		1,400	1,395

Soundview Home Loan Trust
1.774% (US0001M + 0.150%) due 06/25/2037 ~		63	45
2.124% due 11/25/2036 •		1,224	1,154

Structured Asset Investment Loan Trust
1.754% due 07/25/2036 •		349	272
2.244% (US0001M + 0.620%) due 01/25/2036 ~		781	744

Terwin Mortgage Trust
2.564% due 11/25/2033 •		17	16

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		886	824
2.624% (US0001M + 1.000%) due 05/25/2058 ~		430	425
2.710% due 01/25/2060 ~		807	777
2.900% due 10/25/2059 ~		2,765	2,686

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,400	1,370

			30,959

CORPORATE BONDS & NOTES 7.0%

7-Eleven, Inc.
0.625% due 02/10/2023		1,600	1,569
0.800% due 02/10/2024		200	190

American Airlines Pass-Through Trust
3.000% due 04/15/2030		224	204
3.600% due 03/22/2029		286	266

American Tower Corp.
2.950% due 01/15/2025		800	773

Bank of America Corp.
2.551% due 02/04/2028 •		500	455
2.972% due 02/04/2033 •		500	426
4.376% due 04/27/2028 •		1,200	1,183

Bayer U.S. Finance LLC
2.839% (US0003M + 1.010%) due 12/15/2023 ~		500	498
4.250% due 12/15/2025		300	297
4.375% due 12/15/2028		700	682

Blackstone Holdings Finance Co. LLC
3.500% due 06/01/2034	EUR	600	589

Boeing Co.
1.950% due 02/01/2024		$100	97
2.750% due 02/01/2026		1,800	1,674
3.250% due 02/01/2028		400	358

Broadcom, Inc.
2.450% due 02/15/2031		400	322
2.600% due 02/15/2033		300	231
3.469% due 04/15/2034		300	245

Campbell Soup Co.
3.650% due 03/15/2023		229	230

Charles Schwab Corp.
0.750% due 03/18/2024		200	192

Charter Communications Operating LLC
3.750% due 02/15/2028		100	92
3.950% due 06/30/2062		900	603

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
3.070% due 02/24/2028 •		$1,000	$928
3.785% due 03/17/2033 •(i)		900	812

Corebridge Financial, Inc.
3.650% due 04/05/2027		500	471

Dell International LLC
6.100% due 07/15/2027		1,100	1,154
6.200% due 07/15/2030		200	208

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		200	176

DR Horton, Inc.
5.750% due 08/15/2023		1,300	1,325

Equitable Holdings, Inc.
3.900% due 04/20/2023		65	65

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	300	312

Ford Motor Credit Co. LLC
0.092% due 12/07/2022 •		200	208
0.324% due 11/15/2023 •		100	101
1.744% due 07/19/2024		400	388
2.748% due 06/14/2024	GBP	400	450
3.350% due 11/01/2022		$700	696
3.370% due 11/17/2023		600	586
3.375% due 11/13/2025		400	361
3.810% due 01/09/2024		200	194
4.535% due 03/06/2025	GBP	500	571

GA Global Funding Trust
2.250% due 01/06/2027		$400	358

General Motors Financial Co., Inc.
3.550% due 07/08/2022		700	700

Goldman Sachs Group, Inc.
1.625% due 07/27/2026	EUR	800	790
2.640% due 02/24/2028 •		$1,800	1,635
3.615% due 03/15/2028 •		1,700	1,610

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		600	575

Hyatt Hotels Corp.
1.300% due 10/01/2023		300	291

Jackson National Life Global Funding
1.750% due 01/12/2025		400	378

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		1,300	1,206
4.323% due 04/26/2028 •		1,100	1,083

Kilroy Realty LP
3.450% due 12/15/2024		100	98

Mileage Plus Holdings LLC
6.500% due 06/20/2027		700	690

Morgan Stanley
2.630% due 02/18/2026 •		1,000	955

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	900	972

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028		$500	404
2.924% due 09/28/2022 •		1,000	997

Oracle Corp.
2.875% due 03/25/2031 (i)		2,300	1,897
3.950% due 03/25/2051 (i)		300	221
4.100% due 03/25/2061 (i)		100	71

Organon & Co.
5.125% due 04/30/2031		400	347

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	84
2.950% due 03/01/2026		100	91
3.450% due 07/01/2025		100	94
4.000% due 12/01/2046		100	70
4.200% due 03/01/2029		600	536
4.550% due 07/01/2030		200	178

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		1,400	1,380

Principal Life Global Funding
1.375% due 01/10/2025		400	374

SL Green Operating Partnership LP
3.250% due 10/15/2022		500	499

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
1.100% due 04/01/2024	$300	$286
2.153% (SOFRINDX + 0.640%) due 04/03/2023 ~	500	499
2.343% (SOFRINDX + 0.830%) due 04/01/2024 ~	100	99

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	600	563

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	206	206

Walt Disney Co.
3.500% due 05/13/2040	100	85
3.600% due 01/13/2051	200	167

Wells Fargo & Co.
3.908% due 04/25/2026 •	300	295

West Virginia United Health System Obligated Group
3.129% due 06/01/2050	800	586

		41,552

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Avolon TLB Borrower 1 (U.S.) LLC
3.845% (LIBOR01M + 2.250%) due 12/01/2027 ~	1,182	1,126

CenturyLink, Inc.
3.916% (LIBOR01M + 2.250%) due 03/15/2027 ~	376	347

Charter Communications Operating LLC
3.420% (LIBOR01M + 1.750%) due 02/01/2027 ~	565	540

		2,013

MUNICIPAL BONDS & NOTES 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.158% due 06/01/2026	600	559

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.8%

Banc of America Mortgage Trust
2.733% due 02/25/2036 ^~	23	22

Bear Stearns Adjustable Rate Mortgage Trust
3.160% due 08/25/2033 ~	1	1

Bear Stearns ALT-A Trust
1.944% (US0001M + 0.320%) due 02/25/2034 ~	20	19
2.890% due 11/25/2035 ^~	15	12
3.074% due 09/25/2035 ^~	14	9
3.370% due 03/25/2036 ^~	80	67
3.497% due 08/25/2036 ^~	26	15

Bear Stearns Structured Products, Inc. Trust
2.999% due 12/26/2046 ^~	14	12

Chase Mortgage Finance Trust
3.718% due 07/25/2037 ~	24	21

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	808	694
3.000% due 11/27/2051 ~	1,902	1,699

Citigroup Mortgage Loan Trust, Inc.
1.974% due 10/25/2035 •	1,096	629
2.190% due 09/25/2035 •	1	1

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.266% due 09/25/2035 ^~	104	94

Countrywide Alternative Loan Trust
1.476% due 12/25/2035 •	26	22
2.032% (US0001M + 0.420%) due 03/20/2046 ~	35	27
2.184% due 02/25/2037 •	27	22
2.334% due 11/25/2035 •	6	6
5.250% due 06/25/2035 ^	4	3

Countrywide Home Loan Mortgage Pass-Through Trust
2.084% due 05/25/2035 •	14	11
2.264% due 03/25/2035 •	21	19
2.284% (US0001M + 0.660%) due 02/25/2035 ~	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.711% due 11/25/2034 ~	$3	$3
3.571% due 08/25/2034 ^~	1	1
5.500% due 01/25/2035	203	199

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036 ^	763	598
5.863% due 02/25/2037 ^~	152	39

DBUBS Mortgage Trust
0.914% due 11/10/2046 ~(a)	33	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.374% due 10/25/2047 •	556	471

Extended Stay America Trust
2.405% (US0001M + 1.080%) due 07/15/2038 ~	1,590	1,553

GS Mortgage-Backed Securities Corp. Trust
2.500% due 09/25/2052 ~	3,154	2,697

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	366	314
2.500% due 01/25/2052 ~	1,565	1,344
2.500% due 02/25/2052 ~	728	626
2.500% due 04/25/2052 ~	466	401
2.500% due 07/25/2052 ~	1,236	1,062
3.000% due 08/26/2052 ~	1,956	1,741

GSR Mortgage Loan Trust
1.954% due 12/25/2034 •	14	13
2.304% due 04/25/2035 ~	34	33
2.867% due 01/25/2036 ^~	17	16

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	108	107

IndyMac INDX Mortgage Loan Trust
2.044% due 05/25/2046 •	258	234
2.104% due 07/25/2035 •	10	10

JP Morgan Mortgage Trust
2.811% due 02/25/2036 ^~	13	10
3.000% due 12/25/2051 ~	1,548	1,371
3.000% due 01/25/2052 ~	4,634	4,225
3.000% due 03/25/2052 ~	2,968	2,721
3.000% due 05/25/2052 ~	4,741	4,206
3.043% due 07/27/2037 ~	38	36

Manhattan West Mortgage Trust
2.130% due 09/10/2039	1,400	1,234

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.764% (US0001M + 0.440%) due 12/15/2030 ~	2	2

MFA Trust
1.381% due 04/25/2065 ~	724	698
1.947% due 04/25/2065 ~	263	254

Morgan Stanley Bank of America Merrill Lynch Trust
1.021% due 12/15/2048 ~(a)	600	2

Morgan Stanley Capital Trust
2.493% due 12/15/2023 •	1,700	1,640

Morgan Stanley Mortgage Loan Trust
2.535% due 06/25/2036 ~	13	13

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	960	931
2.750% due 11/25/2059 ~	795	763

OBX Trust
3.000% due 01/25/2052 ~	1,921	1,708

One New York Plaza Trust
2.274% due 01/15/2036 •	1,600	1,552

Residential Accredit Loans, Inc. Trust
1.259% due 10/25/2037 ~	169	156
1.774% due 02/25/2047 •	21	9
1.984% due 06/25/2046 •	232	59
2.044% due 04/25/2046 •	370	117
6.000% due 06/25/2036	408	353

Structured Adjustable Rate Mortgage Loan Trust
2.513% due 04/25/2034 ~	1	1

Structured Asset Mortgage Investments Trust
1.844% due 09/25/2047 •	56	48
1.976% (12MTA + 1.500%) due 08/25/2047 ^~	21	19
2.044% due 05/25/2036 •	5	4
2.064% due 05/25/2036 •	43	36
2.084% (US0001M + 0.460%) due 05/25/2045 ~	9	8

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.175% due 07/19/2034 •	$1	$1
2.255% due 09/19/2032 •	1	1
2.295% due 03/19/2034 •	2	2

Structured Asset Securities Corp.
1.904% due 01/25/2036 •	187	180

Structured Asset Securities Corp. Mortgage Loan Trust
1.914% due 10/25/2036 •	370	325

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	189	8

Thornburg Mortgage Securities Trust
4.783% (US0012M + 1.250%) due 06/25/2047 ^~	5	5
4.783% due 06/25/2047 ^•	9	8

UWM Mortgage Trust
2.500% due 11/25/2051 ~	2,087	1,796
2.500% due 12/25/2051 ~	95	82
3.000% due 01/25/2052 ~	579	516

Wachovia Mortgage Loan Trust LLC
2.289% due 10/20/2035 ^~	24	23

WaMu Mortgage Pass-Through Certificates Trust
1.456% due 06/25/2046 •	16	16
1.473% due 02/27/2034 •	2	1
1.476% due 02/25/2046 •	40	36
2.244% (US0001M + 0.620%) due 01/25/2045 ~	29	28
2.368% due 03/25/2033 ~	3	3
2.387% due 12/25/2036 ^~	89	80
2.798% due 03/25/2035 ~	15	15
2.978% due 04/25/2035 ~	13	12

Washington Mutual Mortgage Pass-Through Certificates Trust
1.416% (12MTA + 0.940%) due 07/25/2046 ^~	16	11

		40,195

	SHARES
PREFERRED SECURITIES 0.4%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	300,000	275

Bank of America Corp.
5.875% due 03/15/2028 •(g)	700,000	616

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(g)	400,000	312

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	1,500,000	1,293

		2,496

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 15.7%

Fannie Mae
1.356% due 09/25/2042 •	$8	8
1.524% due 10/01/2044 •	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.628% due 12/01/2034 •	$1	$1
1.744% due 03/25/2034 •	1	1
1.774% due 08/25/2034 •	1	1
2.024% due 06/25/2036 •	10	10
2.084% due 05/25/2035 ~	3	3
2.430% due 11/01/2034 •	9	9
3.000% due 03/01/2060	648	608
3.500% due 01/01/2059	1,122	1,090
6.000% due 07/25/2044	5	5

Freddie Mac
1.150% due 01/15/2038 •	160	159
1.295% due 01/15/2038 ~(a)	160	9
1.676% due 10/25/2044 •	18	19
1.824% due 12/15/2032 •	2	2
1.924% (US0001M + 0.600%) due 12/15/2037 ~	3	3
2.000% due 03/01/2035 •	2	2
2.581% due 04/01/2035 •	10	10

Ginnie Mae
1.603% due 05/20/2066 - 06/20/2066 •	2,410	2,402
1.653% due 11/20/2066 •	412	411
1.875% due 04/20/2028 - 06/20/2030 •	1	1
3.000% due 07/20/2046 - 05/20/2047	18	17

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	3,766	3,284
2.500% due 02/01/2051 - 01/01/2052	2,642	2,382
3.000% due 10/01/2049 - 06/01/2051	1,885	1,762
3.500% due 10/01/2034 - 07/01/2050	1,338	1,306
4.000% due 06/01/2050	476	473

Uniform Mortgage-Backed Security, TBA
3.000% due 07/01/2052	7,800	7,267
3.500% due 07/01/2052 - 08/01/2052	51,500	49,516
4.000% due 04/01/2052 - 07/01/2052	22,800	22,484

		93,251

U.S. TREASURY OBLIGATIONS 3.6%

U.S. Treasury Bonds
1.875% due 02/15/2041	700	549
2.875% due 05/15/2052	1,600	1,512

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028	10,429	10,364
3.875% due 04/15/2029 (o)	879	1,062

U.S. Treasury Notes
2.875% due 04/30/2025 (m)(o)	7,700	7,669

		21,156

Total United States (Cost $243,149)		232,181

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.2%

REPURCHASE AGREEMENTS (j) 0.1%
			$588

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (d)(e)	ARS	52,000	174

ISRAEL TREASURY BILLS 2.4%
0.564% due 08/03/2022 - 05/03/2023 (c)(d)	ILS	49,700	14,134

JAPAN TREASURY BILLS 6.6%
(0.144)% due 07/04/2022 - 09/26/2022 (c)(d)	JPY	5,331,000	39,299

U.S. TREASURY BILLS 0.1%
1.473% due 08/18/2022 (c)(d)		$369	368

Total Short-Term Instruments (Cost $57,597)			54,563

Total Investments in Securities (Cost $696,755)			629,817

		SHARES
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short Asset Portfolio		30,431	298

PIMCO Short-Term Floating NAV Portfolio III		2,996,950	29,082

Total Short-Term Instruments (Cost $29,392)			29,380

Total Investments in Affiliates (Cost $29,392)			29,380

Total Investments 111.1% (Cost $726,147)			$659,197

Financial Derivative Instruments (l)(n) 2.5% (Cost or Premiums, net $(16,178))			14,834

Other Assets and Liabilities, net (13.6)%			(80,673)

Net Assets 100.0%			$593,358

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$900	$812	0.14%
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	1,100	828	0.14
Oracle Corp.	2.875	03/25/2031	03/22/2021	2,297	1,897	0.32
Oracle Corp.	3.950	03/25/2051	03/22/2021	299	221	0.04
Oracle Corp.	4.100	03/25/2061	03/22/2021	100	71	0.01

				$4,696	$3,829	0.65%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$588	U.S. Treasury Notes 3.000% due 06/30/2024	$(600)	$588	$588

Total Repurchase Agreements						$(600)	$588	$588

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
MYI	(0.580)%	05/19/2022	08/15/2022	EUR	(2,201)	$(2,305)

Total Reverse Repurchase Agreements						$(2,305)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (19.1)%
U.S. Government Agencies (19.1)%
Uniform Mortgage-Backed Security, TBA	2.000%	07/01/2037	$9,300	$(8,709)	$(8,683)
Uniform Mortgage-Backed Security, TBA	2.000	08/01/2052	53,050	(45,683)	(46,005)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2052	48,200	(43,322)	(43,311)
Uniform Mortgage-Backed Security, TBA	3.000	07/01/2052	16,300	(15,302)	(15,186)
Uniform Mortgage-Backed Security, TBA	3.500	07/01/2037	400	(399)	(397)

Total Short Sales (19.1)%				$(113,415)	$(113,582)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$588	$0	$0	$0	$588	$(600)	$(12)
MYI	0	(2,305)	0	0	(2,305)	2,068	(237)

Total Borrowings and Other Financing Transactions	$588	$(2,305)	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(2,305)	$0	$(2,305)

Total Borrowings	$0	$0	$(2,305)	$0	$(2,305)

Payable for reverse repurchase agreements					$(2,305)

(k)	Securities with an aggregate market value of $1,726 and cash of $343 have been pledged as collateral under the terms of master agreements as of December 31, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(10,643) at a weighted average interest rate of (0.501%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	10	$	25	$(10)	$(13)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	10		25	(8)	(8)

Total Written Options						$(18)	$(21)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	53	$	12,829	$(73)	$29	$0
Australia Government 3-Year Note September Futures	09/2022	242		17,950	14	81	0
Australia Government 10-Year Bond September Futures	09/2022	117		9,602	(36)	63	0
Euro-BTP Italy Government Bond September Futures	09/2022	55		7,096	(160)	169	0
Euro-Buxl 30-Year Bond September Futures	09/2022	18		3,085	(256)	133	0
Euro-Schatz September Futures	09/2022	559		63,938	(212)	375	0
Japan Government 10-Year Bond September Futures	09/2022	17		18,620	132	16	(2)
U.S. Treasury 5-Year Note September Futures	09/2022	314		35,247	235	221	0
U.S. Treasury 10-Year Note September Futures	09/2022	155		18,372	(104)	157	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	9		1,389	(43)	21	0

					$(503)	$1,265	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Canada Government 10-Year Bond September Futures	09/2022	91	$	(8,766)	$302	$0	$(45)
Euro-Bobl September Futures	09/2022	360		(46,852)	753	0	(751)
Euro-Bund 10-Year Bond September Futures	09/2022	53		(8,263)	238	0	(281)
Euro-OAT France Government 10-Year Bond September Futures	09/2022	108		(15,679)	497	0	(298)
U.S. Treasury 2-Year Note September Futures	09/2022	387		(81,276)	62	0	(218)
U.S. Treasury 10-Year Ultra September Futures	09/2022	281		(35,792)	(246)	0	(373)
U.S. Treasury 30-Year Bond September Futures	09/2022	23		(3,188)	23	0	(39)

					$1,629	$0	$(2,005)

Total Futures Contracts					$1,126	$1,265	$(2,007)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Auchan Holding S.A.	1.000%	Quarterly	12/20/2027	3.075%	EUR	300	$(18)	$(13)	$(31)	$0	$(2)
Barclays Bank PLC	1.000	Quarterly	12/20/2022	0.622		300	2	(1)	1	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.096	$	700	13	(10)	3	0	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.697	EUR	1,000	(6)	(34)	(40)	0	(8)
General Motors Co.	5.000	Quarterly	12/20/2026	2.634	$	300	60	(32)	28	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.623	EUR	800	53	(168)	(115)	0	(15)
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.657		500	18	(10)	8	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2025	1.026		400	(13)	13	0	0	(1)

							$109	$(255)	$(146)	$0	$(27)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	4,059	$(387)	$419	$32	$6	$0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		1,600	7	31	38	2	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		8,400	(52)	187	135	4	0
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		8,100	(61)	241	180	1	0
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		20,400	275	255	530	5	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	9,100	(66)	264	198	35	0

						$(284)	$1,397	$1,113	$53	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	$	8,600	$115	$(115)	$0	$0	$(2)
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027	EUR	1,700	95	(148)	(53)	0	(16)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		1,500	3	(10)	(7)	0	(3)
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		2,600	11	(34)	(23)	0	(7)

						$224	$(307)	$(83)	$0	$(28)

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	$	17,000	$0	$5	$5	$0	$(3)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		4,300	0	(3)	(3)	0	(4)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		12,700	1	5	6	0	(6)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		12,700	0	5	5	0	(3)
3-Month USD-LIBOR(6)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		10,100	0	5	5	0	(1)

						$1	$17	$18	$0	$(17)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	23,100	$(30)	$(413)	$(443)	$9	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2024		4,700	233	22	255	0	(26)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		5,200	(426)	(178)	(604)	60	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		6,300	(1,104)	(5)	(1,109)	115	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		5,400	(1,665)	(413)	(2,078)	161	0
Pay(6)	1-Day INR-MIBOR Compounded-OIS	5.750	Annual	03/15/2024	INR	4,374,600	(566)	(176)	(742)	63	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		938,700	471	13	484	0	(47)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		90,500	64	(3)	61	0	(10)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	2,310,000	15	(26)	(11)	2	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.200%	Semi-Annual	06/19/2029	JPY	900,000	$152	$(244)	$(92)	$11	$0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/17/2031		1,790,000	(215)	(348)	(563)	22	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		340,000	(80)	(18)	(98)	5	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		170,000	(139)	(52)	(191)	4	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SGD	36,670	328	213	541	0	(18)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	06/15/2027		4,800	(4)	11	7	9	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	06/15/2027		8,400	4	79	83	16	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		920	(63)	(18)	(81)	3	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		700	(5)	67	62	0	(2)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.250	Semi-Annual	06/15/2032		600	(6)	(14)	(20)	2	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.500	Semi-Annual	06/15/2032		500	(1)	(8)	(9)	2	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023	$	211,600	651	3,420	4,071	0	(274)
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024		13,100	0	203	203	0	(27)
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024		11,100	0	154	154	0	(22)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.850	Annual	04/21/2024		49,200	546	57	603	0	(70)
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		9,400	172	279	451	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	2.400	Annual	06/21/2024		12,600	(21)	(120)	(141)	30	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.965	Annual	06/30/2024		25,500	0	(70)	(70)	57	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		18,300	0	(49)	(49)	41	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.004	Annual	06/30/2024		8,100	0	(17)	(17)	18	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.026	Annual	06/30/2024		11,700	0	(20)	(20)	26	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.486	Annual	06/30/2024		6,800	0	41	41	15	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.527	Annual	06/30/2024		6,200	0	41	41	14	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.531	Annual	06/30/2024		5,700	0	39	39	13	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		35,100	28	(201)	(173)	0	(182)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.059	Annual	11/30/2026		6,200	0	(53)	(53)	0	(32)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		6,700	257	297	554	0	(37)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		73,300	2,942	555	3,497	0	(411)
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027		4,200	(17)	(63)	(80)	24	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		3,700	13	(328)	(315)	23	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		2,100	(5)	(131)	(136)	14	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		3,400	(9)	(163)	(172)	23	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		4,000	(11)	(179)	(190)	27	0
Pay	1-Day USD-SOFR Compounded-OIS	2.175	Annual	04/21/2029		3,100	(8)	(98)	(106)	21	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		12,800	(823)	(611)	(1,434)	82	0
Pay	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		3,200	(5)	(282)	(287)	25	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	2.886	Annual	05/15/2032		32,800	(155)	362	207	277	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.005	Annual	05/15/2032		2,800	0	45	45	24	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		7,100	694	(52)	642	0	(72)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		7,000	(1,233)	(40)	(1,273)	62	0
Receive	1-Day USD-SOFR Compounded-OIS	2.675	Annual	06/22/2052		1,300	0	(8)	(8)	0	(14)
Receive	1-Day USD-SOFR Compounded-OIS	2.704	Annual	06/22/2052		100	0	(1)	(1)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.792	Annual	06/23/2052		100	0	(3)	(3)	0	(1)
Pay(6)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023	CAD	17,700	0	(218)	(218)	12	0
Pay(6)	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		8,000	0	(102)	(102)	5	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		6,000	0	(272)	(272)	6	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		3,200	(26)	(115)	(141)	4	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		3,200	(39)	(191)	(230)	6	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		5,899	173	(469)	(296)	22	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		8,200	109	(811)	(702)	29	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		11,700	(88)	(1,241)	(1,329)	42	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		11,600	(933)	(728)	(1,661)	44	0
Pay	3-Month CAD-Bank Bill	1.585	Semi-Annual	07/19/2031		1,100	(32)	(102)	(134)	4	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		600	(86)	(63)	(149)	4	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		600	20	(92)	(72)	4	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	14,900	(16)	(969)	(985)	216	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		8,300	(17)	(271)	(288)	132	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283%	Annual	02/14/2027	CHF	2,000	$0	$(71)	$(71)	$32	$0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		2,300	0	(80)	(80)	37	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		1,400	0	(50)	(50)	22	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		1,700	0	(66)	(66)	28	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		9,200	(21)	(343)	(364)	156	0
Pay	3-Month CNY-CNREPOFIX	2.500	Quarterly	03/16/2027	CNY	55,900	22	(51)	(29)	8	0
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	06/15/2032	KRW	5,823,200	26	(144)	(118)	28	0
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	06/15/2032		376,000	1	(2)	(1)	2	0
Pay(6)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	16,200	6	(128)	(122)	9	0
Pay(6)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		18,500	(2)	(145)	(147)	7	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024		400	0	(14)	(14)	0	0
Pay(6)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024		39,400	(122)	56	(66)	28	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		6,200	(11)	(38)	(49)	21	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029	SEK	13,200	51	(192)	(141)	18	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023	$	37,600	33	1,051	1,084	0	(23)
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		6,950	0	129	129	0	(6)
Receive(6)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		66,900	727	800	1,527	0	(88)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		1,400	(3)	59	56	0	(2)
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		5,950	0	218	218	0	(15)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		7,050	0	266	266	0	(18)
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		8,650	128	686	814	0	(38)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		27,300	(327)	2,388	2,061	0	(140)
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/26/2029		700	(2)	(54)	(56)	5	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		10,820	1,044	936	1,980	0	(80)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	7,600	4	0	4	0	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	3,900	(84)	622	538	0	(10)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	13,900	0	(113)	(113)	10	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/30/2024	EUR	22,739	(80)	(118)	(198)	58	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024		22,400	(684)	(303)	(987)	102	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		1,000	(5)	(44)	(49)	13	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		1,800	(10)	(83)	(93)	23	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		1,200	(9)	(56)	(65)	16	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		2,100	(8)	(68)	(76)	28	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		1,000	(4)	(32)	(36)	13	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		88,400	(5,953)	(3,686)	(9,639)	1,004	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		73,570	(9,185)	(4,986)	(14,171)	1,274	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2036		200	9	50	59	0	(4)
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		300	0	120	120	0	(5)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		1,900	331	345	676	0	(49)
Receive(6)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		600	0	274	274	0	(14)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	29,200	5	(175)	(170)	4	0
Pay	UKRPI	3.740	Maturity	03/15/2031	GBP	1,300	1	(200)	(199)	4	0
Pay	UKRPI	3.700	Maturity	04/15/2031		2,100	20	(362)	(342)	6	0

							$(15,058)	$(7,755)	$(22,813)	$4,786	$(1,759)

Total Swap Agreements							$(15,008)	$(6,903)	$(21,911)	$4,839	$(1,831)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,265	$4,839	$6,104	$(21)	$(2,055)	$(1,842)	$(3,918)

(m)

Securities with an aggregate market value of $3,067 and cash of $12,130 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date.
(7)	Unsettled variation margin liability of $(48) for closed futures and unsettled variation margin liability of $(11) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	GBP	33,826		$42,769	$1,593	$0
	07/2022	JPY	690,000		5,671	586	0
	07/2022		$372	CHF	371	16	0
	07/2022		18,698	DKK	131,497	0	(171)
	07/2022		466	ZAR	7,143	0	(27)
	08/2022	DKK	123,246		$17,566	170	0
	08/2022	MXN	497		24	0	0
	08/2022		$13	IDR	195,844	0	0
	08/2022		286	PEN	1,105	1	0
	04/2023	ILS	5,853		$1,784	76	0
	05/2023	CNH	10,195		1,576	50	0
	05/2023	PEN	1,105		279	0	(2)

BPS	07/2022	AUD	652		451	1	0
	07/2022	CAD	930		727	7	(3)
	07/2022	CHF	885		904	0	(24)
	07/2022	DKK	4,860		691	6	0
	07/2022	EUR	4,685		4,909	6	(6)
	07/2022	GBP	281		341	0	(1)
	07/2022	MXN	3,069		153	0	0
	07/2022	NZD	224		140	0	0
	07/2022		$694	CAD	900	5	0
	07/2022		1,522	CHF	1,459	6	0
	07/2022		1,721	DKK	12,145	3	(13)
	07/2022		57,793	EUR	54,930	0	(229)
	07/2022		761	GBP	604	0	(26)
	07/2022		35,489	JPY	4,786,700	9	(219)
	07/2022		147	MXN	3,069	6	0
	08/2022	EUR	51,198		$53,948	197	0
	08/2022		$23	MXN	496	2	0
	08/2022		194	PEN	741	0	(1)
	08/2022		54	THB	1,881	0	0
	09/2022		150	MXN	3,069	0	0
	10/2022	EUR	7,163		$7,601	32	0
	10/2022	PEN	1,656		406	0	(23)
	03/2023	CNH	4,642		719	25	0
	03/2023	ILS	1,587		469	7	0

BRC	07/2022	JPY	1,330,000		10,918	1,112	0
	07/2022	NOK	58,731		5,991	28	0
	07/2022		$1,422	GBP	1,162	0	(7)
	07/2022		28,958	JPY	3,928,202	0	(6)
	08/2022	JPY	4,441,823		$33,018	226	0
	08/2022	SGD	2,354		1,704	10	0
	08/2022		$235	KRW	304,250	1	0
	08/2022		5,991	NOK	58,705	0	(28)
	09/2022	JPY	216,000		$1,609	9	0
	09/2022		$1,780	MYR	7,819	0	(7)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	07/2022	BRL	8,225		$1,570	$0	$(1)
	07/2022	EUR	2,198		2,347	44	0
	07/2022	NZD	229		143	0	0
	07/2022		$1,693	BRL	8,225	0	(121)
	07/2022		311	DKK	2,185	0	(3)
	08/2022	ILS	3,925		$1,219	93	0
	08/2022	PEN	1,105		273	0	(14)
	08/2022		$196	PEN	733	0	(5)
	10/2022	ILS	300		$96	9	0
	10/2022	PEN	9,737		2,460	0	(56)
	11/2022		9,069		2,285	0	(55)
	12/2022	ILS	5,301		1,703	169	0
	12/2022	PEN	6,198		1,608	13	0
	12/2022		$583	PEN	2,446	46	0
	02/2023	ILS	5,971		$1,806	69	0
	04/2023		8,048		2,445	96	0
	05/2023	CNH	821		127	4	0
	05/2023	ILS	10,212		3,071	86	0

DUB	07/2022	DKK	38,186		5,655	275	0
	08/2022	THB	50,271		1,448	24	0
	12/2022		$628	ZAR	9,862	0	(31)
	03/2023	ILS	2,083		$614	7	0
	05/2023	CNH	297		46	1	0

GLM	07/2022		$639	MXN	13,058	9	0
	08/2022		2,088	CNH	13,997	3	0
	08/2022		707	DKK	5,035	4	0
	08/2022		1,250	SGD	1,733	0	(2)
	09/2022	HKD	2,578		$329	0	0
	09/2022		$468	MYR	2,046	0	(4)
	11/2022	ILS	7,100		$2,297	247	0
	03/2023	CNH	8,766		1,357	46	0

HUS	07/2022	AUD	561		405	18	0
	07/2022	CAD	5,676		4,489	80	0
	07/2022	NZD	982		641	27	0
	07/2022		$981	AUD	1,425	2	0
	07/2022		6,431	EUR	6,132	16	(21)
	07/2022		691	GBP	562	0	(7)
	07/2022		3,731	JPY	502,600	0	(27)
	08/2022	AUD	1,425		$982	0	(2)
	08/2022	CNH	73,719		10,978	0	(32)
	08/2022		$964	IDR	14,127,761	0	(20)
	09/2022	JPY	1,540,000		$11,508	91	0
	10/2022	EUR	7,163		7,655	85	0
	05/2023	CNH	71,486		10,652	0	(46)

IND	07/2022	CLP	997,548		1,195	109	0
	08/2022		$1,486	CLP	1,258,872	0	(125)
	10/2022	ZAR	2,794		$179	9	0
	05/2023	CNH	16,208		2,506	80	0

JPM	07/2022	CZK	542		23	0	0
	07/2022	MXN	32,441		1,595	0	(15)
	07/2022		$360	DKK	2,560	0	0
	08/2022	CNH	23,026		$3,422	0	(17)
	08/2022	IDR	30,494,641		2,057	19	0
	08/2022	KRW	5,253,547		4,127	49	0
	08/2022	SGD	18,892		13,744	145	0
	08/2022		$1,779	CNH	11,940	4	0
	08/2022		1,011	IDR	14,731,349	0	(27)
	08/2022		3,653	SGD	5,067	1	(7)
	12/2022	ILS	800		$259	28	0

MBC	08/2022		$203	PEN	772	0	(2)

MYI	07/2022	BRL	7,346		$1,425	21	0
	07/2022	DKK	137,901		20,432	1,003	(1)
	07/2022		$1,402	BRL	7,346	1	0
	07/2022		705	CAD	910	1	0
	07/2022		4,254	DKK	29,874	0	(45)
	07/2022		5,795	JPY	788,945	20	0
	08/2022	CNY	390		$58	0	0
	08/2022	DKK	24,849		3,539	31	0
	08/2022	JPY	787,667		5,795	0	(20)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2022	KRW	6,799,679		$5,338	$60	$0
	08/2022	THB	122,636		3,560	86	0
	08/2022		$1,414	BRL	7,346	0	(22)
	09/2022		449	MYR	1,970	0	(2)

SCX	07/2022	ILS	4,322		$1,282	44	0
	07/2022		$87	CAD	110	0	(1)
	07/2022		1,203	CLP	997,548	0	(116)
	07/2022		387	DKK	2,670	0	(11)
	07/2022		5,601	JPY	761,311	15	(5)
	08/2022	CNH	118,101		$17,630	2	(11)
	08/2022	CNY	624		93	0	0
	08/2022	JPY	612,217		4,504	0	(16)
	09/2022		55,000		411	3	0
	09/2022	MYR	61,544		14,600	651	0
	09/2022		$4,684	MYR	20,705	9	0
	09/2022		582	ZAR	8,993	0	(33)

SOG	07/2022	EUR	55,350		$59,491	1,487	0
	07/2022		$38,675	GBP	31,779	10	0
	08/2022	GBP	31,779		$38,693	0	(10)

SSB	09/2022		$1,447	MYR	6,339	0	(10)

TOR	07/2022	AUD	212		$154	7	0
	07/2022	CAD	2,780		2,168	8	0
	07/2022	JPY	10,406,542		81,988	5,289	0
	07/2022		$4,178	CAD	5,376	5	(8)
	08/2022	CAD	5,376		$4,178	8	(5)
	09/2022	JPY	980,000		7,338	77	0

UAG	07/2022	BRL	879		184	16	0
	07/2022		$168	BRL	879	0	0
	07/2022		6,231	NOK	58,750	0	(266)
	09/2022	HKD	935		$119	0	0
	09/2022		$866	MXN	17,247	0	(18)

Total Forward Foreign Currency Contracts						$15,052	$(2,033)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	2,600	$ 75	$187

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR	97.000	05/23/2025	1,100	$83	$383

Total Purchased Options						$158	$570

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	2,000	$(3)	$(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	1,800	(8)	(4)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.400	08/17/2022	2,400	(7)	(8)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	500	(1)	0

BRC	Put - OTC iTraxx Crossover 37 5-Year Index	Sell	7.000	08/17/2022	200	(2)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,200	(10)	(5)

CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	500	(1)	0

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	08/17/2022	1,700	(3)	(2)

JPM	Put - OTC CDX.HY-38 5-Year Index	Sell	95.000	08/17/2022	300	(4)	(5)
	Put - OTC iTraxx Crossover 37 5-Year Index	Sell	7.000	08/17/2022	300	(3)	(3)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100%	07/20/2022	1,700	$(6)	$(7)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	1,500	(4)	(6)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	08/17/2022	1,400	(3)	(2)

						$(55)	$(45)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	1,600	$(5)	$(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	1,600	(5)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310	01/11/2024	22,600	(73)	(189)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	08/19/2022	3,000	(26)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010	08/19/2022	3,000	(26)	(28)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	2,700	(3)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	2,700	(8)	(10)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	1,800	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	1,800	(3)	(6)
	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	1,100	(83)	(381)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/01/2022	3,500	(29)	(20)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/01/2022	3,500	(29)	(35)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	1,000	(6)	(7)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	1,000	(6)	(6)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	600	(2)	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	600	(2)	(12)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/02/2022	3,500	(18)	(16)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/02/2022	3,500	(18)	(25)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	700	(6)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	700	(6)	(5)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	66,900	(133)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	66,900	(133)	(1,533)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	10/13/2023	600	(4)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.920	10/13/2023	600	(4)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.018	10/20/2023	800	(5)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.018	10/20/2023	800	(5)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.140	10/23/2023	700	(5)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.140	10/23/2023	700	(5)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.190	10/23/2023	700	(5)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.190	10/23/2023	700	(5)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	700	(5)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225	10/23/2023	700	(5)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	800	(6)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	800	(6)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	800	(6)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	800	(6)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.088	11/03/2023	700	(5)	(6)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.088	11/03/2023	700	(5)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	300	(2)	(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	300	(2)	(2)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/17/2023	1,100	(4)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	11/17/2023	1,100	(4)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	1,300	(5)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	1,300	(5)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	1,100	(3)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	1,100	(3)	(3)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	2,000	(16)	(14)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	2,000	(16)	(13)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	700	(5)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	700	(5)	(5)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	5,700	(11)	(3)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	5,700	(11)	(21)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	1,800	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	1,800	(5)	(6)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/26/2023	1,900	(3)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/26/2023	1,900	(3)	(6)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/15/2023	800	(1)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/15/2023	800	(1)	(3)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.370	08/18/2022	2,400	(16)	(8)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.070	08/18/2022	2,400	(16)	(15)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450%	09/06/2022	300	$(2)	$(2)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/06/2022	300	(2)	(3)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	09/07/2022	1,700	(11)	(12)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100	09/07/2022	1,700	(11)	(13)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	6,200	(44)	(18)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	600	(4)	(4)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	600	(4)	(3)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	07/12/2022	3,100	(24)	0

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	11/06/2023	700	(5)	(5)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	11/06/2023	700	(5)	(4)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	1,100	(7)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	1,100	(7)	(7)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	1,100	(9)	(8)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	1,100	(8)	(7)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	1,100	(8)	(9)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	1,100	(8)	(7)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	5,700	(11)	(3)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	5,700	(11)	(21)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	2,800	(5)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	2,800	(5)	(10)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	1,900	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	1,900	(4)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	09/09/2022	2,100	(18)	(19)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150	09/09/2022	2,100	(18)	(18)

							$ (1,077)	$(2,697)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	9,500	$(10)	$0
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	5,250	(5)	0

						$(15)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MSC	Call - OTC Fannie Mae, TBA 2.500% due 09/01/2052	$91.359	09/07/2022	400	$(3)	$(2)

SAL	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	98.234	09/07/2022	2,000	(11)	(9)
	Call - OTC Fannie Mae, TBA 4.500% due 09/01/2052	100.234	09/07/2022	2,000	(9)	(16)

					$(23)	$(27)

Total Written Options					$(1,170)	$(2,769)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.319%	$	3,000	$(73)	$52	$0	$(21)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.285		800	(15)	9	0	(6)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.319		2,000	(51)	37	0	(14)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.285		1,600	(31)	20	0	(11)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.319		800	(20)	15	0	(5)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.319		200	(5)	3	0	(2)

								$(195)	$136	$0	$(59)

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.894%	$	900	$(22)	$26	$4	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.894		600	(15)	19	4	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.656		400	12	(6)	6	0

								$(25)	$39	$14	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	5,200	$	3,918	$25	$(18)	$7	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		4,200		2,898	1	2	3	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		4,100		2,829	(15)	2	0	(13)

MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030		1,800		1,293	9	(5)	4	0

									$20	$(19)	$14	$(13)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month MYR-KLIBOR	4.000%	Quarterly	06/15/2027	MYR	1,700	$(4)	$7	$3	$0
	Pay	3-Month MYR-KLIBOR	4.250	Quarterly	06/15/2027		5,500	14	11	25	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		100	0	1	1	0
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	03/16/2032		18,900	61	234	295	0
	Pay	6-Month THB-THBFIX	2.000	Semi-Annual	03/16/2032	THB	38,500	6	(89)	0	(83)
	Pay	6-Month THB-THBFIX	2.750	Semi-Annual	06/15/2032		20,300	(7)	0	0	(7)
	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		14,600	2	11	13	0

BPS	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		33,900	5	26	31	0

CBK	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	1,200	0	13	13	0

GLM	Pay	3-Month MYR-KLIBOR	4.000	Quarterly	06/15/2027		7,500	(18)	32	14	0
	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032	THB	15,800	3	12	15	0

NGF	Pay	1-Day INR-MIBOR Compounded-OIS	6.750	Semi-Annual	06/15/2027	INR	112,300	(3)	(5)	0	(8)
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	2,200	(4)	27	23	0

SCX	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		1,600	(5)	22	17	0

								$50	$302	$450	$(98)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.063% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2022	$	7,500	$2	$1,250	$1,252	$0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	12/20/2022		6,700	8	17	25	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022		3,300	0	243	243	0

									$10	$1,510	$1,520	$0

Total Swap Agreements									$(140)	$1,968	$1,998	$(170)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$7	$7	$0	$0	$0	$0	$7	$0	$7
BOA	2,492	187	337	3,016	(200)	(249)	(90)	(539)	2,477	(2,610)	(133)
BPS	312	383	1,283	1,978	(545)	(400)	(21)	(966)	1,012	(920)	92
BRC	1,386	0	4	1,390	(48)	(7)	(20)	(75)	1,315	(1,280)	35
CBK	629	0	20	649	(255)	(55)	0	(310)	339	0	339
DUB	307	0	0	307	(31)	(68)	0	(99)	208	(100)	108
FAR	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
GLM	309	0	29	338	(6)	(1,768)	(13)	(1,787)	(1,449)	1,663	214
GST	0	0	31	31	0	0	(11)	(11)	20	(120)	(100)
HUS	319	0	0	319	(155)	0	(5)	(160)	159	0	159
IND	198	0	0	198	(125)	0	0	(125)	73	0	73
JPM	246	0	0	246	(66)	(39)	(2)	(107)	139	0	139
MBC	0	0	0	0	(2)	0	0	(2)	(2)	(260)	(262)
MSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
MYC	0	0	247	247	0	(9)	0	(9)	238	(700)	(462)
MYI	1,223	0	0	1,223	(90)	0	0	(90)	1,133	(980)	153
NGF	0	0	23	23	0	(137)	(8)	(145)	(122)	0	(122)
SAL	0	0	0	0	0	(25)	0	(25)	(25)	0	(25)
SCX	724	0	17	741	(193)	0	0	(193)	548	(650)	(102)
SOG	1,497	0	0	1,497	(10)	0	0	(10)	1,487	(1,690)	(203)
SSB	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
TOR	5,394	0	0	5,394	(13)	0	0	(13)	5,381	(5,660)	(279)
UAG	16	0	0	16	(284)	0	0	(284)	(268)	320	52

Total Over the Counter	$15,052	$570	$1,998	$17,620	$(2,033)	$(2,769)	$(170)	$(4,972)

(o)

Securities with an aggregate market value of $1,983 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,265	$1,265
Swap Agreements	0	53	0	0	4,786	4,839

	$0	$53	$0	$0	$6,051	$6,104

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,052	$0	$15,052
Purchased Options	0	0	0	0	570	570
Swap Agreements	0	14	0	14	1,970	1,998

	$0	$14	$0	$15,066	$2,540	$17,620

	$0	$67	$0	$15,066	$8,591	$23,724

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	2,055	2,055
Swap Agreements	0	57	0	0	1,785	1,842

	$0	$57	$0	$0	$3,861	$3,918

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,033	$0	$2,033
Written Options	0	45	0	0	2,724	2,769
Swap Agreements	0	59	0	13	98	170

	$0	$104	$0	$2,046	$2,822	$4,972

	$0	$161	$0	$2,046	$6,683	$8,890

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$39	$39
Futures	0	0	0	0	1,596	1,596
Swap Agreements	0	(248)	0	0	(20,090)	(20,338)

	$0	$(248)	$0	$0	$(18,455)	$(18,703)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,903	$0	$17,903
Purchased Options	0	0	0	(15)	(151)	(166)
Written Options	0	184	0	16	507	707
Swap Agreements	0	138	0	0	1,348	1,486

	$0	$322	$0	$17,904	$1,704	$19,930

	$0	$74	$0	$17,904	$(16,751)	$1,227

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Schedule of Investments	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	114	114
Swap Agreements	0	1,190	0	0	(1,571)	(381)

	$0	$1,190	$0	$0	$(1,460)	$(270)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,245	$0	$15,245
Purchased Options	0	0	0	0	472	472
Written Options	0	(45)	0	(3)	(1,415)	(1,463)
Swap Agreements	0	(133)	0	14	1,731	1,612

	$0	$(178)	$0	$15,256	$788	$15,866

	$0	$1,012	$0	$15,256	$(672)	$15,596

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$52	$0	$52
Australia
Corporate Bonds & Notes	0	300	0	300
Non-Agency Mortgage-Backed Securities	0	434	0	434
Sovereign Issues	0	2,883	0	2,883
Canada
Corporate Bonds & Notes	0	560	0	560
Non-Agency Mortgage-Backed Securities	0	1,256	0	1,256
Sovereign Issues	0	4,828	0	4,828
Cayman Islands
Asset-Backed Securities	0	47,990	0	47,990
Corporate Bonds & Notes	0	1,451	0	1,451
Non-Agency Mortgage-Backed Securities	0	2,054	0	2,054
China
Sovereign Issues	0	35,085	0	35,085
Denmark
Corporate Bonds & Notes	0	21,954	0	21,954
France
Corporate Bonds & Notes	0	6,712	0	6,712
Sovereign Issues	0	24,289	0	24,289
Germany
Corporate Bonds & Notes	0	12,340	0	12,340
India
Corporate Bonds & Notes	0	495	0	495
Ireland
Asset-Backed Securities	0	7,874	0	7,874
Corporate Bonds & Notes	0	1,229	0	1,229
Non-Agency Mortgage-Backed Securities	0	1,496	0	1,496
Israel
Sovereign Issues	0	3,089	0	3,089
Italy
Corporate Bonds & Notes	0	2,795	0	2,795
Sovereign Issues	0	544	0	544
Japan
Corporate Bonds & Notes	0	4,441	0	4,441
Sovereign Issues	0	38,918	0	38,918
Jersey, Channel Islands
Asset-Backed Securities	0	1,665	0	1,665
Luxembourg
Corporate Bonds & Notes	0	1,057	0	1,057
Malaysia
Corporate Bonds & Notes	0	689	0	689
Sovereign Issues	0	4,699	0	4,699

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Multinational
Corporate Bonds & Notes	$0	$1,409	$0	$1,409
Netherlands
Corporate Bonds & Notes	0	2,863	0	2,863
Preferred Securities	0	161	0	161
New Zealand
Sovereign Issues	0	361	0	361
Norway
Corporate Bonds & Notes	0	500	0	500
Peru
Corporate Bonds & Notes	0	532	0	532
Sovereign Issues	0	5,685	0	5,685
Qatar
Corporate Bonds & Notes	0	959	0	959
Sovereign Issues	0	383	0	383
Romania
Sovereign Issues	0	2,977	0	2,977
Serbia
Sovereign Issues	0	693	0	693
Singapore
Sovereign Issues	0	10,208	0	10,208
South Africa
Sovereign Issues	0	171	0	171
South Korea
Sovereign Issues	0	8,947	0	8,947
Spain
Corporate Bonds & Notes	0	792	0	792
Preferred Securities	0	185	0	185
Sovereign Issues	0	5,465	0	5,465
Supranational
Corporate Bonds & Notes	0	603	0	603
Switzerland
Corporate Bonds & Notes	0	8,704	0	8,704
Thailand
Sovereign Issues	0	4,869	0	4,869
United Arab Emirates
Sovereign Issues	0	267	0	267
United Kingdom
Corporate Bonds & Notes	0	25,979	0	25,979
Non-Agency Mortgage-Backed Securities	0	22,678	0	22,678
Preferred Securities	0	171	0	171
Sovereign Issues	0	6,332	0	6,332
United States
Asset-Backed Securities	0	30,959	0	30,959
Corporate Bonds & Notes	0	41,552	0	41,552

34	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Loan Participations and Assignments	$0	$2,013	$0	$2,013
Municipal Bonds & Notes	0	559	0	559
Non-Agency Mortgage-Backed Securities	0	40,195	0	40,195
Preferred Securities	0	2,496	0	2,496
U.S. Government Agencies	0	93,251	0	93,251
U.S. Treasury Obligations	0	21,156	0	21,156
Short-Term Instruments
Repurchase Agreements	0	588	0	588
Argentina Treasury Bills	0	174	0	174
Israel Treasury Bills	0	14,134	0	14,134
Japan Treasury Bills	0	39,299	0	39,299
U.S. Treasury Bills	0	368	0	368

	$0	$629,817	$0	$629,817

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$29,380	$0	$0	$29,380

Total Investments	$29,380	$629,817	$0	$659,197

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(113,582)	$0	$(113,582)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	837	5,267	0	6,104
Over the counter	0	17,620	0	17,620

	$837	$22,887	$0	$23,724

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,377)	(2,482)	0	(3,859)
Over the counter	0	(4,972)	0	(4,972)

	$(1,377)	$(7,454)	$0	$(8,831)

Total Financial Derivative Instruments	$(540)	$15,433	$0	$14,893

Totals	$28,840	$531,668	$0	$560,508

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$302	$2	$0	$0	$(6)	$298	$2	$0

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$19,651	$157,249	$(147,800)	$(286)	$268	$29,082	$49	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date).

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets,

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Notes to Financial Statements	(Cont.)

value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

Notes to Financial Statements	(Cont.)

return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the

SEMIANNUAL REPORT	|	JUNE 30, 2022	51

Notes to Financial Statements	(Cont.)

securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as

52	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the

Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

SEMIANNUAL REPORT	|	JUNE 30, 2022	53

Notes to Financial Statements	(Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers),

54	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$2,335	$215

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,119,083	$1,092,316	$153,347	$244,356

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year ended 12/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,068	$21,263	8,828	$97,288

Administrative Class	812	8,348	2,456	26,988

Advisor Class	176	1,839	3,183	35,064
Issued as reinvestment of distributions

Institutional Class	83	846	220	2,400

Administrative Class	47	481	176	1,915

Advisor Class	264	2,675	1,080	11,780
Cost of shares redeemed

Institutional Class	(2,081)	(20,951)	(5,365)	(59,277)

Administrative Class	(1,499)	(15,322)	(1,935)	(21,404)

Advisor Class	(4,409)	(45,091)	(1,315)	(14,412)

Net increase (decrease) resulting from Portfolio share transactions	(4,539)	$(45,912)	7,328	$80,342

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 70% of the Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2022	55

Notes to Financial Statements	(Cont.)	June 30, 2022	(Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$597,110	$39,002	$(98,655)	$(59,653)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

56	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

FAR	Wells Fargo Bank National Association	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank

FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit

AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone

BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	USD (or $)	United States Dollar

CZK	Czech Koruna	MXN	Mexican Peso	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR	SRFXON3	Swiss Overnight Rate Average (6PM)

BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	SIBCSORA	Singapore Overnight Rate Average	US0001M	ICE 1-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day	SOFRINDX	Secured Overnight Financing Rate Index	US0012M	ICE 12-Month USD LIBOR

EUR001M	1 Month EUR Swap Rate	SOFR30A	30-day Secured Overnight Financing Rate Average

Other Abbreviations:

ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	KLIBOR	Kuala Lumpur Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	THBFIX	Thai Baht Floating-Rate Fix

CLO	Collateralized Loan Obligation	MIBOR	Mumbai Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

SEMIANNUAL REPORT	|	JUNE 30, 2022	57

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

58	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT06SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO International Bond Portfolio (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO International Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

In February 2022, Russia launched an invasion of Ukraine resulting in sanctions imposed upon various Russian entities and persons. The Portfolio may invest in securities and instruments that are economically tied to Russia. Such investments may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The reductions in liquidity in investments tied to Russia may cause the Portfolio to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments tied to Russia that the Portfolio may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Portfolio and its shareholders.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO International Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO International Bond Portfolio (Unhedged)	(Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO International Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown as of June 30, 2022†§

United States	37.5%

United Kingdom	10.6%

Short-Term Instruments‡	8.7%

Cayman Islands	7.8%

Japan	6.5%

China	5.2%

Denmark	3.2%

France	3.2%

Germany	2.2%

Ireland	2.0%

South Korea	1.9%

Singapore	1.6%

Australia	1.6%

Other	8.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO International Bond Portfolio (Unhedged) Institutional Class	(17.17)%	(19.97)%	(1.86)%	(0.81)%	(0.95)%
PIMCO International Bond Portfolio (Unhedged) Administrative Class	(17.23)%	(20.09)%	(2.00)%	(0.95)%	1.29%
PIMCO International Bond Portfolio (Unhedged) Advisor Class	(17.27)%	(20.17)%	(2.09)%	(1.05)%	1.22%
Bloomberg Global Aggregate ex-USD (USD Unhedged) Index±	(16.49)%	(18.78)%	(1.75)%	(1.06)%	0.34%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments. The Portfolio will invest under normal circumstances in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Portfolio’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the U.S. contributed to relative performance, as yields rose.

»	Underweight exposure to duration in the U.K. contributed to relative performance, as yields rose.

»	Underweight exposure to duration in Russia contributed to relative performance, as yields rose.

»	Overweight exposure to duration in aggregate across Europe, including the eurozone, Denmark, and Switzerland, detracted from relative performance, as yields rose broadly across European markets.

»	Overweight exposure to non-agency residential mortgage-backed securities detracted from performance, as spreads widened.

»	Overweight exposure to emerging markets external debt detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example PIMCO International Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$828.30	$3.45	$1,000.00	$1,020.74	$3.82	0.77%
Administrative Class	1,000.00	827.70	4.12	1,000.00	1,020.01	4.56	0.92
Advisor Class	1,000.00	827.30	4.57	1,000.00	1,019.52	5.05	1.02

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO International Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2022 - 06/30/2022+	$9.17	$0.07	$(1.64)	$(1.57)	$(0.06)	$0.00	$0.00	$(0.06)

12/31/2021	10.53	0.15	(0.89)	(0.74)	(0.58)	(0.02)	(0.02)	(0.62)

12/31/2020	10.05	0.16	0.87	1.03	(0.55)	0.00	0.00	(0.55)

12/31/2019	9.58	0.21	0.47	0.68	(0.21)	0.00	0.00	(0.21)

12/31/2018	10.67	0.19	(0.60)	(0.41)	(0.51)	(0.14)	(0.03)	(0.68)

12/31/2017	9.78	0.14	0.93	1.07	(0.18)	0.00	0.00	(0.18)
Administrative Class

01/01/2022 - 06/30/2022+	9.17	0.07	(1.65)	(1.58)	(0.05)	0.00	0.00	(0.05)

12/31/2021	10.53	0.13	(0.89)	(0.76)	(0.55)	(0.02)	(0.03)	(0.60)

12/31/2020	10.05	0.15	0.86	1.01	(0.53)	0.00	0.00	(0.53)

12/31/2019	9.58	0.19	0.48	0.67	(0.20)	0.00	0.00	(0.20)

12/31/2018	10.67	0.18	(0.60)	(0.42)	(0.50)	(0.14)	(0.03)	(0.67)

12/31/2017	9.78	0.13	0.93	1.06	(0.17)	0.00	0.00	(0.17)
Advisor Class

01/01/2022 - 06/30/2022+	9.17	0.06	(1.64)	(1.58)	(0.05)	0.00	0.00	(0.05)

12/31/2021	10.53	0.13	(0.90)	(0.77)	(0.54)	(0.02)	(0.03)	(0.59)

12/31/2020	10.05	0.14	0.86	1.00	(0.52)	0.00	0.00	(0.52)

12/31/2019	9.58	0.18	0.48	0.66	(0.19)	0.00	0.00	(0.19)

12/31/2018	10.67	0.17	(0.60)	(0.43)	(0.49)	(0.14)	(0.03)	(0.66)

12/31/2017	9.78	0.12	0.93	1.05	(0.16)	0.00	0.00	(0.16)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.54	(17.17)%	$65	0.77	%*	0.77	%*	0.75	%*	0.75	%*	1.80	%*	205%

9.17	(7.38)	78	0.76		0.76		0.75		0.75		1.60		382

10.53	10.93	12	0.83		0.83		0.75		0.75		1.68		514

10.05	7.17	11	0.93		0.93		0.75		0.75		2.10		299

9.58	(3.85)	10	0.87		0.87		0.75		0.75		1.85		197

10.67	10.96	10	0.84		0.84		0.75		0.75		1.37		216

7.54	(17.23)	7,230	0.92	*	0.92	*	0.90	*	0.90	*	1.64	*	205

9.17	(7.52)	9,533	0.91		0.91		0.90		0.90		1.38		382

10.53	10.77	10,504	0.98		0.98		0.90		0.90		1.54		514

10.05	7.02	9,826	1.08		1.08		0.90		0.90		1.95		299

9.58	(3.97)	9,420	1.02		1.02		0.90		0.90		1.72		197

10.67	10.83	8,468	0.99		0.99		0.90		0.90		1.26		216

7.54	(17.27)	16,314	1.02	*	1.02	*	1.00	*	1.00	*	1.54	*	205

9.17	(7.61)	21,031	1.01		1.01		1.00		1.00		1.29		382

10.53	10.66	20,408	1.08		1.08		1.00		1.00		1.43		514

10.05	6.92	19,624	1.18		1.18		1.00		1.00		1.85		299

9.58	(4.07)	20,278	1.12		1.12		1.00		1.00		1.61		197

10.67	10.72	22,498	1.09		1.09		1.00		1.00		1.14		216

SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO International Bond Portfolio (Unhedged)	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$24,971
Investments in Affiliates	1,428
Financial Derivative Instruments
Exchange-traded or centrally cleared	264
Over the counter	293
Cash	107
Deposits with counterparty	827
Foreign currency, at value	91
Receivable for investments sold	500
Receivable for investments sold on a delayed-delivery basis	6
Receivable for TBA investments sold	10,898
Interest and/or dividends receivable	137
Dividends receivable from Affiliates	1
Total Assets	39,523

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$140
Payable for short sales	4,763
Financial Derivative Instruments
Exchange-traded or centrally cleared	193
Over the counter	541
Payable for investments purchased	546
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	9,697
Payable for Portfolio shares redeemed	13
Accrued investment advisory fees	5
Accrued supervisory and administrative fees	10
Accrued distribution fees	4
Accrued servicing fees	1
Total Liabilities	15,914

Net Assets	$23,609

Net Assets Consist of:

Paid in capital	$29,451
Distributable earnings (accumulated loss)	(5,842)

Net Assets	$23,609

Net Assets:

Institutional Class	$65
Administrative Class	7,230
Advisor Class	16,314

Shares Issued and Outstanding:

Institutional Class	9
Administrative Class	958
Advisor Class	2,163

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.54
Administrative Class	7.54
Advisor Class	7.54

Cost of investments in securities	$27,516
Cost of investments in Affiliates	$1,428
Cost of foreign currency held	$166
Proceeds received on short sales	$4,769
Cost or premiums of financial derivative instruments, net	$(895)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO International Bond Portfolio (Unhedged)

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$344
Dividends from Investments in Affiliates	1
Total Income	345

Expenses:

Investment advisory fees	34
Supervisory and administrative fees	67
Distribution and/or servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	23
Trustee fees	1
Interest expense	3
Total Expenses	134

Net Investment Income (Loss)	211

Net Realized Gain (Loss):

Investments in securities	(251)
Investments in Affiliates	(14)
Exchange-traded or centrally cleared financial derivative instruments	(877)
Over the counter financial derivative instruments	(953)
Foreign currency	71

Net Realized Gain (Loss)	(2,024)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(3,097)
Investments in Affiliates	13
Exchange-traded or centrally cleared financial derivative instruments	53
Over the counter financial derivative instruments	(287)

Net Change in Unrealized Appreciation (Depreciation)	(3,318)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,131)

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO International Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$211	$409
Net realized gain (loss)	(2,024)	(285)
Net change in unrealized appreciation (depreciation)	(3,318)	(2,591)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,131)	(2,467)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1)	(5)
Administrative Class	(54)	(565)
Advisor Class	(113)	(1,210)

Tax basis return of capital
Institutional Class	0	(0)
Administrative Class	0	(25)
Advisor Class	0	(55)

Total Distributions(a)	(168)	(1,860)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(1,734)	4,045

Total Increase (Decrease) in Net Assets	(7,033)	(282)

Net Assets:

Beginning of period	30,642	30,924
End of period	$23,609	$30,642

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.8%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$7	$2
1.125% due 07/09/2035 þ		5	1

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	100	0

Total Argentina (Cost $6)			3

AUSTRALIA 1.7%

CORPORATE BONDS & NOTES 0.4%

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	100

SOVEREIGN ISSUES 1.3%

Australia Government International Bond
0.500% due 09/21/2026	AUD	400	246
1.000% due 12/21/2030		100	56

Treasury Corp. of Victoria
4.250% due 12/20/2032		20	13

			315

Total Australia (Cost $473)			415

CANADA 0.3%

SOVEREIGN ISSUES 0.3%

Canada Government International Bond
2.000% due 12/01/2051	CAD	100	61

Total Canada (Cost $80)			61

CAYMAN ISLANDS 8.8%

ASSET-BACKED SECURITIES 7.7%

Apex Credit CLO Ltd.
3.086% due 09/20/2029 •		$189	187

Arbor Realty Commercial Real Estate Notes Ltd.
2.229% due 01/15/2037 •		100	97

BDS Ltd.
2.962% due 12/16/2036 •		100	96

Brightspire Capital Ltd.
2.762% due 08/19/2038 •		100	98

Dryden Senior Loan Fund
2.064% due 04/15/2029 •		94	93

GPMT Ltd.
2.992% (US0001M + 1.350%) due 12/15/2036 ~		100	97

Halseypoint Clo Ltd.
2.163% due 07/20/2031 •		100	99

LoanCore Issuer Ltd.
2.329% (SOFR30A + 1.550%) due 01/17/2037 ~		100	97
2.624% (US0001M + 1.300%) due 11/15/2038 ~		100	96

MF1 Ltd.
2.623% due 07/16/2036 •		100	97
2.692% due 10/16/2036 •		100	96

Palmer Square Loan Funding Ltd.
1.863% (US0003M + 0.800%) due 07/20/2029 ~		125	123

Starwood Commercial Mortgage Trust
2.723% (US0001M + 1.200%) due 04/18/2038 ~		100	99

Starwood Mortgage Trust
2.129% due 11/15/2038 •		100	96

TCI-Symphony CLO Ltd.
2.041% due 10/13/2032 •		100	98

TPG Real Estate Finance Issuer Ltd.
2.424% due 02/15/2039 •		100	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
2.083% due 04/20/2029 •		$58	$57
2.163% (US0003M + 1.100%) due 01/20/2029 ~		100	99

			1,822

CORPORATE BONDS & NOTES 0.7%

Sands China Ltd.
5.400% due 08/08/2028		200	155

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

AREIT Trust
2.603% due 11/17/2038 •		95	91

Total Cayman Islands (Cost $2,160)			2,068

CHINA 5.8%

SOVEREIGN ISSUES 5.8%

China Development Bank
4.240% due 08/24/2027	CNY	2,800	444
4.880% due 02/09/2028		2,100	344

China Government International Bond
2.680% due 05/21/2030		1,100	162
3.530% due 10/18/2051		800	124
3.720% due 04/12/2051		600	96
3.810% due 09/14/2050		1,200	194

Total China (Cost $1,343)			1,364

DENMARK 3.6%

CORPORATE BONDS & NOTES 3.6%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	1,187	128
1.500% due 10/01/2053		100	11

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		2,598	273
1.500% due 10/01/2053		99	11

Nykredit Realkredit AS
1.000% due 10/01/2050		2,886	307
1.500% due 10/01/2053		495	57

Realkredit Danmark AS
1.000% due 10/01/2050		295	33
1.500% due 10/01/2053		198	23

Total Denmark (Cost $1,159)			843

FRANCE 3.6%

CORPORATE BONDS & NOTES 0.7%

BNP Paribas SA
3.132% due 01/20/2033 •		$200	168

SOVEREIGN ISSUES 2.9%

France Government International Bond
0.500% due 05/25/2072	EUR	50	23
0.750% due 05/25/2052 (j)		250	166
2.000% due 05/25/2048		220	211
2.250% due 10/25/2022		100	106
3.250% due 05/25/2045		140	168

			674

Total France (Cost $1,046)			842

GERMANY 2.5%

CORPORATE BONDS & NOTES 2.5%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	100	94
1.750% due 11/19/2030 •		100	86
2.625% due 02/12/2026		200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	100	$92

Volkswagen Bank GmbH
1.875% due 01/31/2024		100	104

Total Germany (Cost $714)			578

IRELAND 2.2%

ASSET-BACKED SECURITIES 1.8%

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	250	256
0.870% due 01/15/2030 •		161	167

			423

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Shamrock Residential DAC
0.338% (EUR001M + 0.850%) due 01/24/2061 ~		96	100

Total Ireland (Cost $579)			523

ISRAEL 0.4%

SOVEREIGN ISSUES 0.4%

Israel Government International Bond
0.750% due 07/31/2022	ILS	100	29
2.000% due 03/31/2027		200	56

Total Israel (Cost $93)			85

ITALY 0.9%

SOVEREIGN ISSUES 0.9%

Italy Buoni Poliennali Del Tesoro
0.950% due 12/01/2031	EUR	100	85

Italy Government International Bond
6.000% due 08/04/2028	GBP	100	136

Total Italy (Cost $233)			221

JAPAN 7.3%

SOVEREIGN ISSUES 7.3%

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		$200	183

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	30,826	239
0.300% due 06/20/2046		25,000	155
0.500% due 09/20/2046		47,750	311
0.700% due 12/20/2048		35,750	237
0.700% due 06/20/2051		9,650	63
0.700% due 09/20/2051		2,500	16
1.200% due 09/20/2035		42,650	341
1.700% due 06/20/2033		20,000	168

Total Japan (Cost $2,275)			1,713

MALAYSIA 1.0%

SOVEREIGN ISSUES 1.0%

Malaysia Government International Bond
4.065% due 06/15/2050	MYR	200	39

Malaysia Government Investment Issue
4.369% due 10/31/2028		900	206

Total Malaysia (Cost $263)			245

PERU 1.1%

SOVEREIGN ISSUES 1.1%

Peru Government International Bond
5.350% due 08/12/2040	PEN	100	20
5.940% due 02/12/2029		173	41
6.350% due 08/12/2028		700	172
6.950% due 08/12/2031		79	20

Total Peru (Cost $334)			253

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.5%

SOVEREIGN ISSUES 0.5%

Romania Government International Bond
2.000% due 04/14/2033	EUR	50	$34
2.124% due 07/16/2031		100	75
2.750% due 04/14/2041		15	9

Total Romania (Cost $198)			118

SAUDI ARABIA 0.8%

SOVEREIGN ISSUES 0.8%

Saudi Government International Bond
4.625% due 10/04/2047		$200	186

Total Saudi Arabia (Cost $237)			186

SERBIA 0.3%

SOVEREIGN ISSUES 0.3%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	100	77

Total Serbia (Cost $116)			77

SINGAPORE 1.8%

SOVEREIGN ISSUES 1.8%

Singapore Government International Bond
2.875% due 09/01/2030	SGD	600	430

Total Singapore (Cost $467)			430

SOUTH KOREA 2.1%

SOVEREIGN ISSUES 2.1%

Korea Government International Bond
2.125% due 06/10/2027	KRW	65,000	47
2.375% due 12/10/2027		80,000	58
2.375% due 12/10/2028		330,000	236
2.625% due 06/10/2028		130,000	95
5.500% due 03/10/2028		80,000	67

Total South Korea (Cost $631)			503

SPAIN 1.1%

SOVEREIGN ISSUES 1.1%

Spain Government International Bond
0.850% due 07/30/2037	EUR	100	79
1.450% due 10/31/2071		75	44
3.450% due 07/30/2066		120	131

Total Spain (Cost $326)			254

SWITZERLAND 0.8%

CORPORATE BONDS & NOTES 0.8%

UBS AG
5.125% due 05/15/2024 (h)		$200	200

Total Switzerland (Cost $213)			200

THAILAND 0.8%

SOVEREIGN ISSUES 0.8%

Thailand Government International Bond
1.585% due 12/17/2035	THB	7,300	167
2.000% due 06/17/2042		400	9
3.300% due 06/17/2038		800	22

Total Thailand (Cost $201)			198

UNITED ARAB EMIRATES 0.9%

SOVEREIGN ISSUES 0.9%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$200	200

Total United Arab Emirates (Cost $200)			200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 11.9%

CORPORATE BONDS & NOTES 4.6%

Barclays PLC
2.375% due 10/06/2023 •	GBP	100	$121

HSBC Holdings PLC
4.041% due 03/13/2028 •		$200	190

Lloyds Banking Group PLC
3.900% due 03/12/2024		200	199

Marks & Spencer PLC
4.250% due 12/08/2023	GBP	100	120

Nationwide Building Society
4.363% due 08/01/2024 •		$200	200

Natwest Group PLC
5.076% due 01/27/2030 •		200	196

Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	47	60

			1,086

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%

Avon Finance PLC
1.690% due 09/20/2048 •		75	91

Eurosail PLC
0.000% due 12/10/2044 •	EUR	2	2
0.000% due 03/13/2045 •		8	9
1.750% due 03/13/2045 •	GBP	17	20

Hawksmoor Mortgages
1.703% due 05/25/2053 •		162	197

Mansard Mortgages PLC
1.529% due 12/15/2049 •		55	66

Newgate Funding PLC
2.589% due 12/15/2050 •		90	104

Residential Mortgage Securities PLC
2.040% due 06/20/2070 •		74	90

Ripon Mortgages PLC
1.351% due 08/28/2056 •		193	232

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	67	67
1.041% due 06/12/2044 •	GBP	79	91

Silverstone Master Issuer PLC
1.216% due 01/21/2070 •		66	80

Stratton Mortgage Funding PLC
1.361% (SONIO/N + 0.900%) due 07/20/2060 ~		81	97
1.853% due 05/25/2051 •		67	82

Trinity Square PLC
1.300% (SONIO/N + 0.850%) due 07/15/2059 ~		81	97

			1,325

SOVEREIGN ISSUES 1.7%

United Kingdom Gilt
1.500% due 07/31/2053		100	94
1.750% due 01/22/2049		100	102
3.250% due 01/22/2044		150	200

			396

Total United Kingdom (Cost $3,063)			2,807

UNITED STATES 41.9%

ASSET-BACKED SECURITIES 6.7%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$13	13

Citigroup Mortgage Loan Trust, Inc.
1.884% due 06/25/2037 •		163	159

Countrywide Asset-Backed Certificates
2.104% due 04/25/2037 •		34	29

Countrywide Asset-Backed Certificates Trust
1.764% due 07/25/2037 •		15	14
1.844% (US0001M + 0.220%) due 06/25/2047 ~		218	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.284% due 08/25/2035 •		$92	$90

LCCM Trust
2.524% due 12/13/2038 •		100	98

LMREC LLC
2.674% (US0001M + 1.050%) due 04/22/2037 ~		91	89

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.254% due 02/25/2036 •		100	93

Renaissance Home Equity Loan Trust
4.174% due 12/25/2032 •		23	21

Saxon Asset Securities Trust
3.374% due 12/25/2037 •		52	48

SG Mortgage Securities Trust
1.774% due 10/25/2036 •		134	127

SMB Private Education Loan Trust
1.290% due 07/15/2053		55	50
1.830% due 02/16/2055 •		100	100

Structured Asset Investment Loan Trust
3.349% due 10/25/2034 •		116	112

Structured Asset Securities Corp. Mortgage Loan Trust
1.759% due 07/25/2036 •		4	4

Terwin Mortgage Trust
2.564% due 11/25/2033 •		1	1

Towd Point Mortgage Trust
2.624% (US0001M + 1.000%) due 05/25/2058 ~		31	30
2.710% due 01/25/2060 ~		47	46
2.900% due 10/25/2059 ~		151	147

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		100	98

			1,578

CORPORATE BONDS & NOTES 4.3%

7-Eleven, Inc.
0.625% due 02/10/2023		100	98

Boeing Co.
1.433% due 02/04/2024		100	96

Citigroup, Inc.
3.785% due 03/17/2033 •(i)		100	90

Ford Motor Credit Co. LLC
1.514% due 02/17/2023	EUR	100	103

Goldman Sachs Group, Inc.
3.102% due 02/24/2033 •		$100	85
3.615% due 03/15/2028 •		100	95

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		100	93

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		100	84
2.924% due 09/28/2022 •		100	100

Oracle Corp.
2.875% due 03/25/2031 (i)		100	82

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		100	99

			1,025

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Charter Communications Operating LLC
3.420% (LIBOR01M + 1.750%) due 02/01/2027 ~		94	90

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.6%

Bear Stearns ALT-A Trust
2.954% due 11/25/2036 ^~		54	31

BIG Commercial Mortgage Trust
2.621% due 02/15/2039 •		100	97

Chase Mortgage Finance Trust
3.718% due 07/25/2037 ~		2	2

Citigroup Mortgage Loan Trust
3.000% due 11/27/2051 ~		95	85

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
3.790% due 09/25/2035 •	$1	$1

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	108	65

Countrywide Alternative Loan Trust
2.324% (US0001M + 0.700%) due 05/25/2036 ~	192	87

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 11/25/2047	46	28

DBUBS Mortgage Trust
0.914% due 11/10/2046 ~(a)	17	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.004% (US0001M + 0.190%) due 08/25/2047 ~	80	67

DROP Mortgage Trust
2.470% (US0001M + 1.150%) due 10/15/2043 ~	100	97

Extended Stay America Trust
2.405% (US0001M + 1.080%) due 07/15/2038 ~	99	97

First Horizon Mortgage Pass-Through Trust
2.850% due 05/25/2037 ^~	9	4

GS Mortgage-Backed Securities Trust
2.500% due 01/25/2052 ~	92	79
2.500% due 07/25/2052 ~	95	82
3.000% due 09/25/2052 ~	99	88

GSR Mortgage Loan Trust
3.049% due 11/25/2035 ~	12	12

HarborView Mortgage Loan Trust
2.172% (US0001M + 0.560%) due 02/19/2036 ~	131	75

Impac CMB Trust
2.344% due 10/25/2034 •	18	17

IndyMac INDX Mortgage Loan Trust
2.104% due 07/25/2035 •	9	9

JP Morgan Alternative Loan Trust
2.892% due 12/25/2035 ^~	31	24

JP Morgan Mortgage Trust
2.500% due 06/25/2051 ~	68	58
2.811% due 02/25/2036 ^~	6	5
3.000% due 12/25/2051 ~	91	80
3.000% due 01/25/2052 ~	182	166
3.000% due 03/25/2052 ~	96	88
3.000% due 05/25/2052 ~	186	165

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.184% due 08/15/2032 •	10	9

Merrill Lynch Mortgage Investors Trust
2.820% due 02/25/2035 ~	3	3

Morgan Stanley Bank of America Merrill Lynch Trust
1.021% due 12/15/2048 ~(a)	185	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	$56	$55
2.750% due 11/25/2059 ~	57	54

PRET LLC
1.843% due 09/25/2051 þ	88	83

Structured Asset Securities Corp.
1.904% due 01/25/2036 •	12	12

Thornburg Mortgage Securities Trust
4.783% due 06/25/2047 ^•	5	4

UWM Mortgage Trust
2.500% due 11/25/2051 ~	95	82
2.500% due 12/25/2051 ~	95	82

WaMu Mortgage Pass-Through Certificates Trust
2.462% due 03/25/2034 ~	23	23
2.798% due 03/25/2035 ~	18	18
2.831% due 09/25/2036 ~	6	5

		2,040

	SHARES
PREFERRED SECURITIES 0.2%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	50,000	44

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.2%

Fannie Mae
3.500% due 01/01/2059	$53	52

Freddie Mac
1.150% due 01/15/2038 •	20	20
1.295% due 01/15/2038 ~(a)	20	1
1.924% (US0001M + 0.600%) due 12/15/2037 ~	1	1

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	198	173
2.500% due 01/01/2052	99	89
3.000% due 10/01/2049	73	69
3.500% due 10/01/2039 - 07/01/2050	47	46
4.000% due 06/01/2050	33	33

Uniform Mortgage-Backed Security, TBA
3.000% due 07/01/2052	400	373
3.500% due 08/01/2052	1,900	1,826
4.000% due 07/01/2052	1,100	1,085
4.500% due 08/01/2052	300	300

		4,068

U.S. TREASURY OBLIGATIONS 4.5%

U.S. Treasury Bonds
1.875% due 02/15/2051 (m)	50	37

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028		$586	$582
2.500% due 01/15/2029		135	150

U.S. Treasury Notes
2.875% due 04/30/2025		300	299

			1,068

Total United States (Cost $10,197)			9,913

SHORT-TERM INSTRUMENTS 3.7%

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (d)(e)	ARS	2,200	7

ISRAEL TREASURY BILLS 2.4%
0.652% due 08/03/2022 - 04/05/2023 (c)(d)	ILS	2,000	569

JAPAN TREASURY BILLS 1.3%
(0.146)% due 09/20/2022 (c)(d)	JPY	40,000	295

Total Short-Term Instruments (Cost $909)			871

Total Investments in Securities (Cost $27,516)			24,971

		SHARES
INVESTMENTS IN AFFILIATES 6.0%

SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%

PIMCO Short Asset Portfolio		1,470	15

PIMCO Short-Term Floating NAV Portfolio III		145,632	1,413

Total Short-Term Instruments (Cost $1,428)			1,428

Total Investments in Affiliates (Cost $1,428)			1,428

Total Investments 111.8% (Cost $28,944)			$26,399

Financial Derivative Instruments (k)(l) (0.7)% (Cost or Premiums, net $(895))			(177)

Other Assets and Liabilities, net (11.1)%			(2,613)

Net Assets 100.0%			$23,609

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$100	$90	0.38%
Oracle Corp.	2.875	03/25/2031	03/22/2021	100	82	0.35

				$200	$172	0.73%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
MYI	(0.580)%	05/05/2022	08/15/2022	EUR	(134)	$(140)

Total Reverse Repurchase Agreements						$(140)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (36.8)%
U.S. Government Agencies (36.8)%
Uniform Mortgage-Backed Security, TBA	2.500%	08/01/2052	$2,050	$(1,842)	$(1,842)
Uniform Mortgage-Backed Security, TBA	2.000	08/01/2052	2,400	(2,081)	(2,082)
Uniform Mortgage-Backed Security, TBA	2.000	07/01/2037	400	(375)	(373)
Uniform Mortgage-Backed Security, TBA	3.000	07/01/2052	500	(471)	(466)

Total United States				(4,769)	(4,763)

Total Short Sales (36.8)%				$(4,769)	$(4,763)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
MYI	$0	$(140)	$0	$0	$(140)	$100	$(40)

Total Borrowings and Other Financing Transactions	$0	$(140)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(140)	$0	$(140)

Total Borrowings	$0	$0	$(140)	$0	$(140)

Payable for reverse repurchase agreements					$(140)

(j)	Securities with an aggregate market value of $100 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(597) at a weighted average interest rate of (0.315%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2023	2	$484	$(3)	$1	$0
Australia Government 10-Year Bond September Futures	09/2022	7	574	(2)	4	0
Call Options Strike @ EUR 137.000 on Euro-Bobl Bond September 2022 Futures(1)	08/2022	28	1	0	1	0
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond September 2022 Futures(1)	08/2022	2	0	0	0	0
Call Options Strike @ EUR 170.000 on Euro-OAT France Government 10-Year Bond September 2022 Futures(1)	08/2022	6	0	0	0	0
Call Options Strike @ GBP 170.000 on United Kingdom Gilt September 2022 Futures (1)	08/2022	2	0	0	0	0
Euro-BTP Italy Government Bond September Futures	09/2022	2	258	(6)	6	0
Euro-Buxl 30-Year Bond September Futures	09/2022	1	171	(14)	7	0
Euro-Schatz September Futures	09/2022	24	2,745	(9)	16	0
Put Options Strike @ EUR 102.000 on Euro-Schatz Bond September 2022 Futures(1)	08/2022	24	0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2022	11	1,235	9	8	0
U.S. Treasury 10-Year Note September Futures	09/2022	2	237	(1)	2	0

				$(26)	$45	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2022	3	$(223)	$(1)	$0	$(1)
Canada Government 10-Year Bond September Futures	09/2022	2	(193)	7	0	(1)
Euro-Bobl September Futures	09/2022	28	(3,644)	44	0	(58)
Euro-OAT France Government 10-Year Bond September Futures	09/2022	6	(871)	26	0	(17)
U.S. Treasury 2-Year Note September Futures	09/2022	15	(3,150)	3	0	(8)
U.S. Treasury 10-Year Ultra September Futures	09/2022	9	(1,146)	(8)	0	(12)
United Kingdom Long Gilt September Futures	09/2022	2	(277)	10	0	(5)

				$81	$0	$(102)

Total Futures Contracts				$55	$45	$(102)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.622%	EUR	100	$1	$(1)	$0	$0	$0
General Motors Co.	5.000	Quarterly	12/20/2026	2.634		$100	18	(8)	10	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	4.096	EUR	50	(5)	(1)	(6)	0	(1)

							$14	$(10)	$4	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-37 5-Year Index	(1.000)%	Quarterly	06/20/2027	$	100	$8	$2	$10	$0	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		99	(9)	10	1	0	0
CDX.IG-37 10-Year Index	(1.000)	Quarterly	12/20/2031		500	(3)	14	11	0	0
CDX.IG-38 10-Year Index	(1.000)	Quarterly	06/20/2032		125	1	2	3	0	0

						$(3)	$28	$25	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-38 5-Year Index	1.000%	Quarterly	06/20/2027	$	500	$8	$(8)	$0	$0	$0
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027	EUR	200	5	(11)	(6)	0	(2)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		100	0	(1)	(1)	0	0
iTraxx Europe Main 37 5-Year Index	1.000	Quarterly	06/20/2027		100	0	(1)	(1)	0	0

						$13	$(21)	$(8)	$0	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	$1,300	$0	$0	$0	$0	$0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	200	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	700	0	1	1	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	600	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	400	0	0	0	0	0

					$0	$1	$1	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	1,100	$(12)	$(9)	$(21)	$0	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	09/21/2027		300	(31)	(4)	(35)	4	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		375	(63)	(3)	(66)	7	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		95	(36)	(1)	(37)	3	0
Pay(7)	1-Day INR-MIBOR Compounded-OIS	5.750	Annual	03/15/2024	INR	190,700	(39)	7	(32)	3	0
Receive	1-Day INR-MIBOR Compounded-OIS	5.750	Semi-Annual	03/16/2027		40,660	31	(10)	21	0	(2)
Receive	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	03/16/2032		3,900	4	(1)	3	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	80,000	1	(1)	0	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	06/17/2025		100,000	1	(5)	(4)	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026		100,000	(9)	2	(7)	1	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.035	Semi-Annual	11/29/2029		20,000	0	(4)	(4)	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/17/2031		50,000	(6)	(10)	(16)	1	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		2,000	0	(1)	(1)	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		1,000	(1)	0	(1)	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		22,000	1	10	11	0	(1)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	03/16/2024	SGD	1,690	21	4	25	0	(1)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	06/15/2027		500	0	1	1	1	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	06/15/2027		100	0	1	1	0	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		160	(14)	0	(14)	1	0
Pay	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		100	(1)	10	9	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.320	Annual	12/21/2023		$7,900	28	124	152	0	(10)
Pay(7)	1-Day USD-SOFR Compounded-OIS	1.430	Annual	03/31/2024		100	0	(3)	(3)	0	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.117	Annual	03/31/2024		600	0	9	9	0	(1)
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.209	Annual	03/31/2024		600	0	8	8	0	(1)
Receive(7)	1-Day USD-SOFR Compounded-OIS	1.850	Annual	04/21/2024		2,000	22	2	24	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024		500	5	19	24	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.400	Annual	06/21/2024		500	(1)	(5)	(6)	1	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	2.965	Annual	06/30/2024		1,100	0	(3)	(3)	2	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day USD-SOFR Compounded-OIS	2.968%	Annual	06/30/2024		$800	$0	$(2)	$(2)	$2	$0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.004	Annual	06/30/2024		200	0	0	0	0	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.026	Annual	06/30/2024		400	0	(1)	(1)	1	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.486	Annual	06/30/2024		200	0	1	1	0	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.527	Annual	06/30/2024		400	0	3	3	1	0
Receive(7)	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		1,200	1	(7)	(6)	0	(6)
Receive(7)	1-Day USD-SOFR Compounded-OIS	3.059	Annual	11/30/2026		300	0	(3)	(3)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		200	1	13	14	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		800	30	36	66	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		1,800	94	(8)	86	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027		200	(1)	(3)	(4)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	12/15/2028		100	0	(8)	(8)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.618	Annual	02/09/2029		100	0	(6)	(6)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Annual	03/22/2029		100	0	(5)	(5)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.936	Annual	03/25/2029		200	(1)	(9)	(10)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	2.175	Annual	04/21/2029		200	(1)	(6)	(7)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		900	(59)	(42)	(101)	6	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	2.886	Annual	05/15/2032		1,100	(5)	12	7	9	0
Pay(7)	1-Day USD-SOFR Compounded-OIS	3.005	Annual	05/15/2032		100	0	2	2	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		1,250	125	(12)	113	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		100	(3)	(20)	(23)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		200	(35)	(1)	(36)	2	0
Pay(7)	3-Month CAD-Bank Bill	2.060	Semi-Annual	10/28/2023	CAD	800	0	(10)	(10)	1	0
Pay(7)	3-Month CAD-Bank Bill	2.000	Semi-Annual	11/14/2023		300	0	(4)	(4)	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		400	0	(18)	(18)	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		100	(1)	(3)	(4)	0	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		150	(2)	(9)	(11)	0	0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		350	11	(29)	(18)	1	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		450	1	(52)	(51)	2	0
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		250	(13)	(23)	(36)	1	0
Pay	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		250	(34)	(28)	(62)	1	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	650	(37)	(6)	(43)	9	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		400	(10)	(4)	(14)	6	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		100	0	(4)	(4)	2	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		100	0	(4)	(4)	2	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.295	Annual	02/17/2027		100	0	(4)	(4)	2	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.368	Annual	06/15/2027		400	(6)	(10)	(16)	7	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CNY-CNREPOFIX	2.500%	Quarterly	03/16/2027	CNY	3,200	$1	$(3)	$(2)	$1	$0
Pay	3-Month KRW-KORIBOR	3.000	Quarterly	06/15/2032	KRW	107,800	0	(2)	(2)	1	0
Pay	3-Month KRW-KORIBOR	3.250	Quarterly	06/15/2032		33,600	0	0	0	0	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	11/01/2023	NZD	700	0	(5)	(5)	0	0
Pay(7)	3-Month NZD-BBR	3.000	Semi-Annual	12/15/2023		800	0	(6)	(6)	0	0
Pay(7)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024		700	(2)	1	(1)	1	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		500	(3)	(1)	(4)	2	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	3,300	8	(20)	(12)	1	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		$300	0	6	6	0	0
Receive(7)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		2,900	32	34	66	0	(4)
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		150	0	5	5	0	0
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		350	0	13	13	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		2,000	(21)	172	151	0	(11)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		50	(3)	(4)	(7)	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		900	9	(91)	(82)	6	0
Pay	3-Month USD-LIBOR	1.518	Semi-Annual	01/20/2029		200	0	(17)	(17)	1	0
Pay	3-Month USD-LIBOR	1.630	Semi-Annual	01/20/2029		100	0	(8)	(8)	1	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		5	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	300	0	0	0	0	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	200	(1)	(11)	(12)	0	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	06/16/2031		50	1	(7)	(6)	0	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	800	0	(7)	(7)	1	0
Pay(7)	6-Month EUR-EURIBOR	1.000	Annual	03/30/2024	EUR	700	(5)	(1)	(6)	2	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2024		800	(40)	5	(35)	4	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		100	(1)	(4)	(5)	1	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		100	(1)	(4)	(5)	1	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		100	0	(4)	(4)	1	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2027		4,750	(447)	(71)	(518)	63	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		2,600	(427)	(74)	(501)	45	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		365	76	54	130	0	(10)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	10,900	0	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	2,000	0	(12)	(12)	0	0
Pay	UKRPI	3.740	Maturity	03/15/2031	GBP	100	0	(15)	(15)	0	0
Pay	UKRPI	3.700	Maturity	04/15/2031		50	0	(8)	(8)	0	0

							$(868)	$(225)	$(1,093)	$219	$(81)

Total Swap Agreements							$(844)	$(227)	$(1,071)	$219	$(85)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$45	$219	$264	$0	$(108)	$(85)	$(193)

Cash of $755 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(6) for closed futures is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2022	AUD	12		$8	$0	$0
	07/2022	NZD	10		6	0	0
	08/2022		$8	AUD	12	0	0

BOA	07/2022	AUD	16		$11	0	0
	07/2022	EUR	45		48	1	0
	07/2022	GBP	16		20	0	0
	07/2022	JPY	1,200		9	0	0
	07/2022		$273	CHF	261	0	0
	07/2022		61	CLP	52,930	0	(3)
	07/2022		660	DKK	4,633	0	(7)
	07/2022		39	PEN	158	2	0
	07/2022		20	ZAR	305	0	(1)
	08/2022	DKK	4,454		$635	6	0
	08/2022		$11	AUD	16	0	0
	08/2022		283	MXN	5,742	1	0
	05/2023	CNH	446		$69	2	0

BPS	07/2022	AUD	15		10	0	0
	07/2022	CAD	43		34	0	0
	07/2022	CHF	51		53	0	(1)
	07/2022	DKK	270		38	0	0
	07/2022	EUR	6,557		6,898	26	0
	07/2022	GBP	176		221	7	0
	07/2022	JPY	5,600		42	1	0
	07/2022	NOK	105		11	0	0
	07/2022	NZD	9		6	0	0
	07/2022		$46	CHF	45	1	0
	07/2022		65	DKK	460	0	0
	07/2022		405	EUR	385	0	(2)
	07/2022		1,163	JPY	156,800	0	(7)
	08/2022	GBP	217		$264	0	(1)
	08/2022		$6,625	EUR	6,287	0	(24)
	08/2022		39	IDR	576,338	0	(1)
	08/2022		1,831	JPY	248,333	2	0
	08/2022		0	THB	1	0	0
	10/2022	EUR	102		$109	1	0

BRC	07/2022	NOK	2,693		275	1	0
	08/2022	CNH	107		16	0	0
	08/2022	KRW	20,715		16	0	0
	08/2022	SGD	98		71	0	0
	08/2022		$43	IDR	634,113	0	(1)
	08/2022		275	NOK	2,692	0	(1)
	09/2022	MYR	31		$7	0	0
	09/2022		$22	MYR	96	0	0

CBK	07/2022	BRL	242		$46	0	0
	07/2022	EUR	174		186	4	0
	07/2022	GBP	12		15	1	0
	07/2022		$49	BRL	242	0	(2)
	08/2022	ILS	201		$62	5	0
	08/2022	PEN	39		10	0	0
	08/2022		$22	PEN	84	0	0
	09/2022	PEN	78		$20	0	0
	10/2022		392		99	0	(2)
	11/2022		446		112	0	(3)
	11/2022	ZAR	119		8	1	0
	12/2022	PEN	52		12	0	(1)
	01/2023	ILS	500		158	13	0
	02/2023		398		120	5	0
	03/2023		694		205	3	0
	03/2023	PEN	203		52	1	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2023	ILS	298		$91	$4	$0
	05/2023	CNH	52		8	0	0

DUB	07/2022	AUD	13		9	0	0
	07/2022	CHF	239		252	1	0
	07/2022	DKK	1,513		224	11	0
	07/2022		$57	DKK	405	0	0
	07/2022		68	PLN	297	0	(2)
	07/2022		28	RON	132	0	0
	08/2022	THB	812		$23	0	0
	08/2022		$252	CHF	239	0	(1)
	08/2022		10	PEN	39	0	0
	12/2022		27	ZAR	421	0	(1)

GLM	07/2022		35	MXN	720	1	0
	08/2022	PEN	30		$8	0	0
	08/2022		$28	CNH	191	0	0
	09/2022		45	MYR	195	0	0
	10/2022	COP	28,778		$7	0	0
	03/2023	CNH	601		93	3	0

HUS	07/2022	AUD	723		498	0	(1)
	07/2022	CHF	14		14	0	0
	07/2022	GBP	13		16	0	0
	07/2022	HUF	2,813		8	1	0
	07/2022	JPY	2,600		20	0	0
	07/2022		$24	AUD	34	0	0
	07/2022		94	CAD	119	0	(2)
	07/2022		160	EUR	153	1	(1)
	07/2022		66	NZD	101	0	(3)
	07/2022		187	SEK	1,830	0	(9)
	08/2022		487	AUD	707	1	0
	08/2022		27	CLP	22,989	0	(3)
	08/2022		234	CNH	1,570	1	0
	08/2022		61	IDR	891,435	0	(1)
	08/2022		8	PEN	30	0	0
	05/2023		228	CNH	1,527	1	0

IND	07/2022	CLP	40,705		$49	5	0
	08/2022	IDR	103,993		7	0	0
	08/2022		$64	CLP	54,127	0	(5)
	05/2023	CNH	718		$111	4	0

JPM	07/2022	CAD	23		18	1	0
	07/2022	MXN	1,138		56	0	(1)
	07/2022		$49	CZK	1,138	0	0
	07/2022		26	DKK	185	0	0
	08/2022	IDR	842,986		$57	1	0
	08/2022	KRW	20,252		16	0	0
	08/2022	SGD	784		570	6	0
	08/2022		$191	CNH	1,283	1	0
	08/2022		61	IDR	882,421	0	(2)
	08/2022		284	SGD	394	0	(1)

MYI	07/2022	BRL	243		$47	1	0
	07/2022	CAD	33		26	0	0
	07/2022	CLP	59,749		69	4	0
	07/2022	DKK	5,309		788	40	0
	07/2022	SEK	30		3	0	0
	07/2022		$46	BRL	242	0	0
	07/2022		162	DKK	1,134	0	(2)
	08/2022	DKK	892		$127	1	0
	08/2022	KRW	26,212		21	0	0
	08/2022	THB	1,982		57	1	0
	08/2022		$4	AUD	6	0	0
	08/2022		47	BRL	243	0	(1)
	08/2022		379	CNY	2,543	1	0
	08/2022		48	IDR	713,357	0	(1)
	09/2022		109	MYR	480	0	0

RBC	08/2022		904	JPY	122,656	1	0

SCX	07/2022		49	CLP	40,705	0	(5)
	07/2022		13	DKK	90	0	0
	07/2022		7	ILS	24	0	0
	07/2022		2,723	JPY	352,578	0	(124)
	08/2022		1,143	CAD	1,475	3	0
	08/2022		490	CNH	3,280	0	0
	08/2022		608	CNY	4,070	0	0
	08/2022		935	JPY	126,850	1	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	09/2022	MYR	1,856		$440	$19	$0
	09/2022		$0	COP	331	0	0
	09/2022		120	MYR	531	0	0
	09/2022		25	ZAR	383	0	(1)
	11/2022		45	COP	190,918	0	0

SOG	07/2022		26	DKK	185	0	0
	07/2022		6,665	EUR	6,201	0	(167)

TOR	07/2022		1,114	CAD	1,422	0	(9)
	09/2022	JPY	40,000		$299	3	0

UAG	07/2022		$536	AUD	751	0	(18)
	07/2022		38	HUF	13,401	0	(3)
	07/2022		297	NOK	2,799	0	(13)
	09/2022	MXN	2,978		$149	3	0

Total Forward Foreign Currency Contracts						$205	$(434)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
MBC	Put - OTC EUR versus USD	$0.800	08/12/2022	2,000	$0	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180%	01/11/2024	125	$4	$9

Total Purchased Options							$4	$9

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200%	07/20/2022	100	$ 0	$ 0

CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	100	0	0

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	08/17/2022	100	0	0

JPM	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.100	07/20/2022	100	(1)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.200	07/20/2022	100	0	0

						$ (1)	$ (1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	100	$0	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	100	0	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.310	01/11/2024	1,000	(3)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	08/19/2022	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010	08/19/2022	100	(1)	(1)

BPS	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	100	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	100	0	0
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/28/2023	100	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/28/2023	100	0	0

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/01/2022	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/01/2022	200	(2)	(2)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/02/2022	100	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/02/2022	100	(1)	(1)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.870	11/02/2022	2,900	(6)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270	11/02/2022	2,900	(6)	(67)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.225	10/23/2023	100	(1)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.225%	10/23/2023	100	$(1)	$0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.841	10/27/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.841	10/27/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910	11/10/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.910	11/10/2023	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	11/20/2023	100	0	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	11/20/2023	100	0	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	100	0	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	100	0	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/11/2023	200	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/11/2023	200	0	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.700	04/24/2023	100	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.250	04/24/2023	100	0	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.370	08/18/2022	100	(1)	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.070	08/18/2022	100	(1)	(1)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	300	(2)	(1)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.993	10/11/2023	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.993	10/11/2023	100	(1)	(1)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	07/12/2022	100	(1)	0

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	100	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	100	(1)	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/03/2023	200	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/03/2023	200	0	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	04/04/2023	200	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	04/04/2023	200	0	(1)
	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550	05/12/2023	100	0	0
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.100	05/12/2023	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	09/09/2022	100	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150	09/09/2022	100	(1)	(1)

							$(41)	$(98)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	500	$(1)	$0
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	250	0	0

						$(1)	$0

Total Written Options						$(43)	$(99)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2023	0.319%	$200	$(5)	$4	$0	$(1)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.285	100	(2)	1	0	(1)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.319	50	(1)	1	0	0

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.285	100	(2)	1	0	(1)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.319	100	(3)	2	0	(1)

							$(13)	$9	$0	$(4)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.894%	$50	$(1)	$1	$0	$0

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.894	50	(1)	1	0	0

							$(2)	$2	$0	$0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	200	$	151	$1	$0	$1	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		200		138	0	0	0	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		200		138	(1)	0	0	(1)

MYC	Floating rate equal to 3-Month AUD-LIBOR plus 0.298% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/14/2030		100		72	1	(1)	0	0

									$1	$(1)	$1	$(1)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month MYR-KLIBOR	4.000%	Quarterly	06/15/2027	MYR	400	$(1)	$2	$1	$0
	Pay	3-Month MYR-KLIBOR	4.250	Quarterly	06/15/2027		100	0	0	0	0
	Receive	3-Month MYR-KLIBOR	3.250	Quarterly	03/16/2032		900	3	11	14	0
	Pay	6-Month THB-THBFIX	2.000	Semi-Annual	03/16/2032	THB	1,300	0	(3)	0	(3)
	Pay	6-Month THB-THBFIX	2.750	Semi-Annual	06/15/2032		1,200	0	0	0	0
	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		700	0	1	1	0

BPS	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		1,300	0	1	1	0

GLM	Pay	6-Month THB-THBFIX	3.250	Semi-Annual	06/15/2032		700	0	1	1	0

NGF	Pay	1-Day INR-MIBOR Compounded-OIS	6.750	Semi-Annual	06/15/2027	INR	4,660	0	0	0	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032	MYR	100	0	1	1	0

SCX	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/16/2032		100	0	1	1	0

								$2	$15	$20	$(3)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.063% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2022	$	300	$0	$50	$50	$0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	12/20/2022		300	0	1	1	0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.044%	Maturity	09/20/2022		100	0	7	7	0

									$0	$58	$58	$0

Total Swap Agreements									$(12)	$83	$79	$(8)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
BOA	12	9	16	37	(11)	(9)	(3)	(23)	14	0	14
BPS	38	0	51	89	(36)	0	(1)	(37)	52	0	52
BRC	1	0	0	1	(2)	0	(1)	(3)	(2)	0	(2)
CBK	37	0	0	37	(8)	(3)	0	(11)	26	0	26
DUB	12	0	0	12	(4)	(1)	0	(5)	7	0	7
GLM	4	0	1	5	0	(76)	(1)	(77)	(72)	0	(72)
GST	0	0	1	1	0	0	(1)	(1)	0	0	0
HUS	5	0	0	5	(20)	0	(1)	(21)	(16)	0	(16)
IND	9	0	0	9	(5)	0	0	(5)	4	0	4
JPM	9	0	0	9	(4)	(2)	0	(6)	3	0	3
MYC	0	0	7	7	0	(2)	0	(2)	5	0	5
MYI	48	0	0	48	(4)	0	0	(4)	44	26	70
NGF	0	0	1	1	0	(6)	0	(6)	(5)	0	(5)
RBC	1	0	0	1	0	0	0	0	1	0	1
SCX	23	0	1	24	(130)	0	0	(130)	(106)	0	(106)
SOG	0	0	0	0	(167)	0	0	(167)	(167)	0	(167)
TOR	3	0	0	3	(9)	0	0	(9)	(6)	0	(6)
UAG	3	0	0	3	(34)	0	0	(34)	(31)	0	(31)

Total Over the Counter	$205	$9	$79	$293	$(434)	$(99)	$(8)	$(541)

(m)

Securities with an aggregate market value of $26 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45
Swap Agreements	0	0	0	0	219	219

	$0	$0	$0	$0	$264	$264

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$205	$0	$205
Purchased Options	0	0	0	0	9	9
Swap Agreements	0	0	0	1	78	79

	$0	$0	$0	$206	$87	$293

	$0	$0	$0	$206	$351	$557

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$108	$108
Swap Agreements	0	3	0	0	82	85

	$0	$3	$0	$0	$190	$193

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$434	$0	$434
Written Options	0	1	0	0	98	99
Swap Agreements	0	4	0	1	3	8

	$0	$5	$0	$435	$101	$541

	$0	$8	$0	$435	$291	$734

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	204	204
Swap Agreements	0	(13)	0	0	(1,070)	(1,083)

	$0	$(13)	$0	$0	$(864)	$(877)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,051)	$0	$(1,051)
Purchased Options	0	0	0	(3)	(7)	(10)
Written Options	0	10	0	1	22	33
Swap Agreements	0	10	0	0	65	75

	$0	$20	$0	$(1,053)	$80	$(953)

	$0	$7	$0	$(1,053)	$(784)	$(1,830)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	5	0	0	43	48

	$0	$5	$0	$0	$48	$53

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(306)	$0	$(306)
Purchased Options	0	0	0	0	11	11
Written Options	0	(4)	0	0	(49)	(53)
Swap Agreements	0	(9)	0	1	69	61

	$0	$(13)	$0	$(305)	$31	$(287)

	$0	$(8)	$0	$(305)	$79	$(234)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Schedule of Investments	PIMCO International Bond Portfolio (Unhedged)	(Cont.)	June 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$3	$0	$3
Australia
Corporate Bonds & Notes	0	100	0	100
Sovereign Issues	0	315	0	315
Canada
Sovereign Issues	0	61	0	61
Cayman Islands
Asset-Backed Securities	0	1,822	0	1,822
Corporate Bonds & Notes	0	155	0	155
Non-Agency Mortgage-Backed Securities	0	91	0	91
China
Sovereign Issues	0	1,364	0	1,364
Denmark
Corporate Bonds & Notes	0	843	0	843
France
Corporate Bonds & Notes	0	168	0	168
Sovereign Issues	0	674	0	674
Germany
Corporate Bonds & Notes	0	578	0	578
Ireland
Asset-Backed Securities	0	423	0	423
Non-Agency Mortgage-Backed Securities	0	100	0	100
Israel
Sovereign Issues	0	85	0	85
Italy
Sovereign Issues	0	221	0	221
Japan
Sovereign Issues	0	1,713	0	1,713
Malaysia
Sovereign Issues	0	245	0	245
Peru
Sovereign Issues	0	253	0	253
Romania
Sovereign Issues	0	118	0	118
Saudi Arabia
Sovereign Issues	0	186	0	186
Serbia
Sovereign Issues	0	77	0	77
Singapore
Sovereign Issues	0	430	0	430
South Korea
Sovereign Issues	0	503	0	503
Spain
Sovereign Issues	0	254	0	254
Switzerland
Corporate Bonds & Notes	0	200	0	200
Thailand
Sovereign Issues	0	198	0	198

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
United Arab Emirates
Sovereign Issues	$0	$200	$0	$200
United Kingdom
Corporate Bonds & Notes	0	1,086	0	1,086
Non-Agency Mortgage-Backed Securities	0	1,325	0	1,325
Sovereign Issues	0	396	0	396
United States
Asset-Backed Securities	0	1,578	0	1,578
Corporate Bonds & Notes	0	1,025	0	1,025
Loan Participations and Assignments	0	90	0	90
Non-Agency Mortgage-Backed Securities	0	2,040	0	2,040
Preferred Securities	0	44	0	44
U.S. Government Agencies	0	4,068	0	4,068
U.S. Treasury Obligations	0	1,068	0	1,068
Short-Term Instruments
Argentina Treasury Bills	0	7	0	7
Israel Treasury Bills	0	569	0	569
Japan Treasury Bills	0	295	0	295

	$0	$24,971	$0	$24,971

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,428	$0	$0	$1,428

Total Investments	$1,428	$24,971	$0	$26,399

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(4,763)	$0	$(4,763)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	34	230	0	264
Over the counter	0	293	0	293

	$34	$523	$0	$557

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(82)	(105)	0	(187)
Over the counter	0	(541)	0	(541)

	$(82)	$(646)	$0	$(728)

Total Financial Derivative Instruments	$(48)	$(123)	$0	$(171)

Totals	$1,380	$20,085	$0	$21,465

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO International Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$14	$1	$0	$0	$0	$15	$0	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$1,113	$6,601	$(6,300)	$(14)	$13	$1,413	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations,

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the

Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk   is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified”.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Notes to Financial Statements	(Cont.)

provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$114	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$54,099	$54,578	$6,945	$10,993

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	8	$71

Administrative Class	199	1,690	400	4,020

Advisor Class	132	1,134	478	4,811
Issued as reinvestment of distributions

Institutional Class	0	1	0	5

Administrative Class	7	54	60	590

Advisor Class	14	113	129	1,265
Cost of shares redeemed

Institutional Class	0	0	0	0

Administrative Class	(287)	(2,442)	(418)	(4,207)

Advisor Class	(275)	(2,284)	(253)	(2,510)

Net increase (decrease) resulting from Portfolio share transactions	(210)	$(1,734)	404	$4,045

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 73% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$23,551	$1,237	$(4,416)	$(3,179)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	51

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HUF	Hungarian Forint	PEN	Peruvian New Sol

CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty

CHF	Swiss Franc	ILS	Israeli Shekel	RON	Romanian New Leu

CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	SRFXON3	Swiss Overnight Rate Average (6PM)

CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	SIBCSORA	Singapore Overnight Rate Average	US0001M	ICE 1-Month USD LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day	SOFR	Secured Overnight Financing Rate Index	US0003M	ICE 3-Month USD LIBOR

EUR001M	1 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	OIS	Overnight Index Swap

BBR	Bank Bill Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	PIK	Payment-in-Kind

BBSW	Bank Bill Swap Reference Rate	KORIBOR	Korea Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

CLO	Collateralized Loan Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBA	To-Be-Announced

DAC	Designated Activity Company	MIBOR	Mumbai Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

52	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2022	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT05SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Long-Term U.S. Government Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of

4	PIMCO VARIABLE INSURANCE TRUST

overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Long-Term U.S. Government Portfolio	(Cont.)

each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations.

The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

U.S. Treasury Obligations	85.0%

U.S. Government Agencies	7.7%

Non-Agency Mortgage-Backed Securities	4.0%

Short-Term Instruments‡	2.4%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	(20.16)%	(17.82)%	0.42%	1.51%	5.90%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	(20.22)%	(17.95)%	0.27%	1.36%	5.70%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	(20.26)%	(18.03)%	0.17%	1.25%	3.85%
Bloomberg Long-Term Treasury Index±	(21.25)%	(18.45)%	0.51%	1.63%	5.48%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.505% for Institutional Class shares, 0.655% for Administrative Class shares, and 0.755% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

U.S. interest rate strategies overall, including duration, curve positioning, and instrument selection contributed to performance, as underweight exposure to duration and yield curve contributed to performance, as yields rose.

»	Out-of-benchmark exposure to commercial mortgage-backed securities detracted from performance, as spreads widened.

»	There were no additional material contributors or detractors for the Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example	PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$798.40	$2.71	$1,000.00	$1,021.50	$3.05	0.62%
Administrative Class	1,000.00	797.80	3.37	1,000.00	1,020.77	3.79	0.77
Advisor Class	1,000.00	797.40	3.81	1,000.00	1,020.28	4.29	0.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total	Net Asset Value End of Year or Period(a)
Institutional Class

01/01/2022 - 06/30/2022+	$11.24	$0.10	$(2.36)	$(2.26)	$(0.10)	$0.00	$(0.10)	$8.88

12/31/2021	14.77	0.21	(1.01)	(0.80)	(0.21)	(2.52)	(2.73)	11.24

12/31/2020	12.90	0.26	2.02	2.28	(0.28)	(0.13)	(0.41)	14.77

12/31/2019	11.62	0.27	1.29	1.56	(0.28)	0.00	(0.28)	12.90

12/31/2018	12.25	0.29	(0.58)	(0.29)	(0.29)	(0.05)	(0.34)	11.62

12/31/2017	11.49	0.29	0.75	1.04	(0.28)	0.00	(0.28)	12.25
Administrative Class

01/01/2022 - 06/30/2022+	11.24	0.10	(2.36)	(2.26)	(0.10)	0.00	(0.10)	8.88

12/31/2021	14.77	0.19	(1.01)	(0.82)	(0.19)	(2.52)	(2.71)	11.24

12/31/2020	12.90	0.24	2.01	2.25	(0.25)	(0.13)	(0.38)	14.77

12/31/2019	11.62	0.25	1.29	1.54	(0.26)	0.00	(0.26)	12.90

12/31/2018	12.25	0.27	(0.57)	(0.30)	(0.28)	(0.05)	(0.33)	11.62

12/31/2017	11.49	0.27	0.75	1.02	(0.26)	0.00	(0.26)	12.25
Advisor Class

01/01/2022 - 06/30/2022+	11.24	0.09	(2.36)	(2.27)	(0.09)	0.00	(0.09)	8.88

12/31/2021	14.77	0.18	(1.01)	(0.83)	(0.18)	(2.52)	(2.70)	11.24

12/31/2020	12.90	0.23	2.01	2.24	(0.24)	(0.13)	(0.37)	14.77

12/31/2019	11.62	0.24	1.29	1.53	(0.25)	0.00	(0.25)	12.90

12/31/2018	12.25	0.26	(0.58)	(0.32)	(0.26)	(0.05)	(0.31)	11.62

12/31/2017	11.49	0.26	0.75	1.01	(0.25)	0.00	(0.25)	12.25

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
				Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

(20.16)%	$6,767	0.615	%*	0.615	%*	0.475	%*	0.475	%*	2.13	%*	68%

(4.64)	14,634	0.505		0.505		0.475		0.475		1.70		69

17.57	50,914	0.695		0.695		0.475		0.475		1.76		251

13.49	39,140	0.595		0.595		0.475		0.475		2.17		129

(2.23)	39,235	0.835		0.835		0.475		0.475		2.51		164

9.12	39,545	0.615		0.615		0.475		0.475		2.42		107

(20.22)	377,722	0.765	*	0.765	*	0.625	*	0.625	*	2.03	*	68

(4.78)	478,236	0.655		0.655		0.625		0.625		1.57		69

17.39	500,164	0.845		0.845		0.625		0.625		1.61		251

13.32	407,059	0.745		0.745		0.625		0.625		2.01		129

(2.38)	268,621	0.985		0.985		0.625		0.625		2.36		164

8.95	249,568	0.765		0.765		0.625		0.625		2.27		107

(20.26)	40,533	0.865	*	0.865	*	0.725	*	0.725	*	1.93	*	68

(4.88)	47,344	0.755		0.755		0.725		0.725		1.47		69

17.28	39,831	0.945		0.945		0.725		0.725		1.50		251

13.21	25,866	0.845		0.845		0.725		0.725		1.92		129

(2.48)	22,243	1.085		1.085		0.725		0.725		2.26		164

8.85	23,003	0.865		0.865		0.725		0.725		2.17		107

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Long-Term U.S. Government Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$563,748
Investments in Affiliates	12,934
Financial Derivative Instruments
Exchange-traded or centrally cleared	548
Over the counter	865
Cash	1
Deposits with counterparty	2,459
Receivable for investments sold	499,827
Receivable for TBA investments sold	46,401
Receivable for Portfolio shares sold	1,560
Interest and/or dividends receivable	2,195
Dividends receivable from Affiliates	18
Total Assets	1,130,556

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$631,205
Payable for short sales	8,065
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,257
Over the counter	1,252
Payable for investments purchased	843
Payable for investments in Affiliates purchased	18
Payable for TBA investments purchased	62,166
Deposits from counterparty	380
Payable for Portfolio shares redeemed	130
Accrued investment advisory fees	78
Accrued supervisory and administrative fees	86
Accrued distribution fees	8
Accrued servicing fees	46
Total Liabilities	705,534

Net Assets	$425,022

Net Assets Consist of:

Paid in capital	$584,401
Distributable earnings (accumulated loss)	(159,379)

Net Assets	$425,022

Net Assets:

Institutional Class	$6,767
Administrative Class	377,722
Advisor Class	40,533

Shares Issued and Outstanding:

Institutional Class	762
Administrative Class	42,539
Advisor Class	4,565

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.88
Administrative Class	8.88
Advisor Class	8.88

Cost of investments in securities	$679,053
Cost of investments in Affiliates	$13,231
Proceeds received on short sales	$8,064
Cost or premiums of financial derivative instruments, net	$1,917

* Includes repurchase agreements of:	$629

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Long-Term U.S. Government Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$6,305
Dividends from Investments in Affiliates	91
Total Income	6,396

Expenses:

Investment advisory fees	514
Supervisory and administrative fees	571
Distribution and/or servicing fees - Administrative Class	306
Distribution and/or servicing fees - Advisor Class	52
Trustee fees	8
Interest expense	322
Total Expenses	1,773

Net Investment Income (Loss)	4,623

Net Realized Gain (Loss):

Investments in securities	(29,471)
Investments in Affiliates	(20)
Exchange-traded or centrally cleared financial derivative instruments	6,815
Over the counter financial derivative instruments	60

Net Realized Gain (Loss)	(22,616)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(95,798)
Investments in Affiliates	(244)
Exchange-traded or centrally cleared financial derivative instruments	7,055
Over the counter financial derivative instruments	(202)

Net Change in Unrealized Appreciation (Depreciation)	(89,189)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(107,182)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,623	$8,533
Net realized gain (loss)	(22,616)	(7,106)
Net change in unrealized appreciation (depreciation)	(89,189)	(31,145)

Net Increase (Decrease) in Net Assets Resulting from Operations	(107,182)	(29,718)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(85)	(6,636)
Administrative Class	(4,041)	(94,129)
Advisor Class	(393)	(8,863)

Total Distributions(a)	(4,519)	(109,628)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(3,491)	88,651

Total Increase (Decrease) in Net Assets	(115,192)	(50,695)

Net Assets:

Beginning of period	540,214	590,909
End of period	$425,022	$540,214

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows	PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(107,182)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(437,456)
Proceeds from sales of long-term securities	193,283
(Purchases) Proceeds from sales of short-term portfolio investments, net	451,966
(Increase) decrease in deposits with counterparty	(634)
(Increase) decrease in receivable for investments sold	173,860
(Increase) decrease in interest and/or dividends receivable	863
(Increase) decrease in dividends receivable from Affiliates	(5)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	14,443
Proceeds from (Payments on) over the counter financial derivative instruments	211
Increase (decrease) in payable for investments purchased	(172,790)
Increase (decrease) in deposits from counterparty	270
Increase (decrease) in accrued investment advisory fees	(33)
Increase (decrease) in accrued supervisory and administrative fees	(37)
Increase (decrease) in accrued distribution fees	(3)
Increase (decrease) in accrued servicing fees	(19)
Proceeds from (Payments on) short sales transactions, net	(1,522)
Net Realized (Gain) Loss
Investments in securities	29,471
Investments in Affiliates	20
Exchange-traded or centrally cleared financial derivative instruments	(6,815)
Over the counter financial derivative instruments	(60)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	95,798
Investments in Affiliates	244
Exchange-traded or centrally cleared financial derivative instruments	(7,055)
Over the counter financial derivative instruments	202
Net amortization (accretion) on investments	(763)

Net Cash Provided by (Used for) Operating Activities	226,257

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	25,921

Payments on shares redeemed	(35,248)

Cash distributions paid*	0

Proceeds from sale-buyback transactions	5,736,544

Payments on sale-buyback transactions	(5,953,474)

Net Cash Received from (Used for) Financing Activities	(226,257)

Net Increase (Decrease) in Cash and Foreign Currency	0

Cash and Foreign Currency:

Beginning of period	1
End of period	$1

* Reinvestment of distributions	$4,519

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$559

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in

relation	to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 132.7%

CORPORATE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	$533	$488
3.100% due 04/07/2030	533	457

Vessel Management Services, Inc.
3.432% due 08/15/2036	460	448

Total Corporate Bonds & Notes (Cost $1,527)		1,393

U.S. GOVERNMENT AGENCIES 10.5%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (b)	2,500	1,901
1.001% due 07/25/2037 •	4	3
1.958% due 01/01/2033 •	3	3
2.524% due 04/25/2032 •	1	1
3.000% due 09/25/2046	2,264	1,965
3.580% due 08/01/2030	1,700	1,693
3.600% due 02/01/2040	1,307	1,311
4.250% due 05/25/2037	95	95
5.000% due 04/25/2032 - 08/25/2033	176	182
5.500% due 12/25/2035	50	53
6.080% due 09/01/2028	64	74
6.500% due 07/25/2031	35	37
6.625% due 11/15/2030	570	705

Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (b)	2,700	1,940
1.676% due 10/25/2044 •	343	353
1.724% due 01/15/2033 •	3	3
2.024% due 02/15/2027 •	1	1
3.000% due 04/15/2053	1,263	1,127
3.134% due 03/25/2036 ~	172	178
3.384% due 01/25/2036 ~	163	174
3.500% due 01/15/2048	585	565
4.000% due 06/15/2032 - 09/15/2044	3,757	3,765
4.000% (US0001M + 12.000%) due 12/15/2042 ~	248	213
5.500% due 02/15/2034	128	135
6.750% due 03/15/2031	100	125
7.000% due 07/15/2023 - 12/01/2031	3	4

Ginnie Mae
2.000% due 08/20/2030 •	1	1
3.500% due 01/20/2044	643	628
6.000% due 08/20/2033	389	407

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 (b)	2,500	1,936

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 (a)	600	485

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	800	609

U.S. Small Business Administration
5.240% due 08/01/2023	9	9
5.290% due 12/01/2027	30	31

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	131	118
4.000% due 08/01/2048	7	7

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2052	600	539
3.000% due 07/01/2052 - 08/01/2052	1,300	1,210
3.500% due 08/01/2052	9,000	8,648
4.000% due 07/01/2052	9,300	9,173
4.500% due 07/01/2052	4,000	4,016

Total U.S. Government Agencies (Cost $44,825)		44,423

U.S. TREASURY OBLIGATIONS 115.3%

U.S. Treasury Bonds
1.125% due 05/15/2040 (e)	52,630	36,666
1.125% due 08/15/2040 (e)	116,540	80,563
1.375% due 11/15/2040 (e)	21,220	15,291
1.750% due 08/15/2041 (e)	3,300	2,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 02/15/2041 (e)	$22,200	$17,421
1.875% due 02/15/2051 (e)	8,000	6,005
1.875% due 11/15/2051 (e)	151,580	113,780
2.000% due 11/15/2041 (e)	13,200	10,489
2.000% due 02/15/2050 (e)	36,908	28,618
2.000% due 08/15/2051 (e)	9,100	7,037
2.250% due 05/15/2041 (e)	16,600	13,858
2.250% due 02/15/2052	400	329
2.375% due 02/15/2042 (e)	6,500	5,514
2.500% due 02/15/2046 (e)	4,070	3,454
2.750% due 11/15/2042 (e)	5,600	5,019
2.875% due 05/15/2049	1,550	1,446
2.875% due 05/15/2052	1,200	1,134
3.000% due 11/15/2045 (e)	10,100	9,393
3.000% due 08/15/2048 (e)	10,980	10,380
3.125% due 11/15/2041 (e)	25,610	24,603
3.125% due 05/15/2048 (e)	3,730	3,612
4.750% due 02/15/2041	790	952

U.S. Treasury Notes
0.125% due 03/31/2023 (e)(g)(i)	60,000	58,837

U.S. Treasury STRIPS
0.000% due 02/15/2033 (a)	1,700	1,219
0.000% due 05/15/2034 (a)	500	344
0.000% due 08/15/2034 (a)	1,270	865
0.000% due 08/15/2035 (a)	25,270	16,620
0.000% due 08/15/2036 (a)	18,000	11,472
0.000% due 11/15/2036 (a)	2,700	1,706
0.000% due 08/15/2044 (b)	300	138
0.000% due 11/15/2044 (b)	500	228
0.000% due 05/15/2045 (b)	500	225
0.000% due 08/15/2046 (b)	500	218

Total U.S. Treasury Obligations (Cost $603,294)		489,947

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%

Ashford Hospitality Trust
2.224% due 04/15/2035 •	227	221
2.325% (US0001M + 1.000%) due 06/15/2035 ~	300	291

Atrium Hotel Portfolio Trust
2.254% (US0001M + 0.930%) due 12/15/2036 ~	400	389
2.274% (US0001M + 0.950%) due 06/15/2035 ~	200	194

BAMLL Commercial Mortgage Securities Trust
2.174% due 09/15/2034 •	300	293
2.374% due 04/15/2036 •	1,000	980

BANK
4.046% due 03/15/2061 ~	500	498

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	484

Bear Stearns Adjustable Rate Mortgage Trust
2.086% due 01/25/2034 ~	3	3
2.512% due 04/25/2033 ~	7	7
2.817% due 02/25/2034 ~	3	3
2.875% due 04/25/2033 ~	2	2

Beast Mortgage Trust
2.374% due 03/15/2036 •	100	97

BWAY Mortgage Trust
3.454% due 03/10/2033	700	672

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2036	1,700	1,691

CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	1,600	1,560

Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,567
3.942% due 04/10/2033 ~	500	460

Countrywide Alternative Loan Trust
2.044% (US0001M + 0.420%) due 05/25/2035 ~	22	20

Countrywide Home Loan Mortgage Pass-Through Trust
2.264% due 03/25/2035 •	31	26

Credit Suisse First Boston Mortgage Securities Corp.
2.684% due 11/25/2032 ~	2	2

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.593% due 07/25/2033 ~	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
2.725% due 07/15/2038 •	$865	$834

DBGS Mortgage Trust
2.119% due 06/15/2033 •	200	193

DBWF Mortgage Trust
2.625% (US0001M + 1.030%) due 12/19/2030 ~	100	97
3.791% due 12/10/2036	2,100	2,011

Extended Stay America Trust
2.405% (US0001M + 1.080%) due 07/15/2038 ~	1,292	1,262

GS Mortgage Securities Trust
3.932% due 10/10/2035 ~	500	479

HarborView Mortgage Loan Trust
1.872% due 03/19/2037 •	23	21
2.052% due 05/19/2035 •	14	13

Hilton USA Trust
3.719% due 11/05/2038	2,100	2,011

Impac CMB Trust
5.286% due 09/25/2034 þ	85	87

InTown Hotel Portfolio Trust
2.425% due 01/15/2033 •	100	100

JP Morgan Chase Commercial Mortgage Securities Trust
2.774% (US0001M + 1.450%) due 12/15/2031 ~	424	420

JP Morgan Mortgage Trust
2.417% due 07/25/2035 ~	26	26
2.524% due 12/25/2049 •	27	26

LUXE Commercial Mortgage Trust
2.305% due 11/15/2038 •	300	289
2.374% due 10/15/2038 •	100	96

Morgan Stanley Capital Trust
2.224% due 07/15/2035 •	200	194
2.493% due 12/15/2023 •	1,100	1,061

Natixis Commercial Mortgage Securities Trust
3.885% due 08/15/2038	500	475

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	113	110
2.750% due 11/25/2059 ~	454	436

Ready Capital Mortgage Financing LLC
2.598% due 01/25/2037 •	600	579

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	22	19

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	3	2

Sequoia Mortgage Trust
2.295% (US0001M + 0.700%) due 07/20/2033 ~	27	25

Structured Adjustable Rate Mortgage Loan Trust
2.064% due 05/25/2037 •	38	35

Structured Asset Mortgage Investments Trust
2.255% due 09/19/2032 •	14	14
2.435% due 10/19/2033 •	10	9

Tharaldson Hotel Portfolio Trust
2.170% (US0001M + 1.050%) due 11/11/2034 ~	162	157

Towd Point Mortgage Trust
3.100% due 01/25/2060 ~	600	546

VNDO Mortgage Trust
3.805% due 01/10/2035	1,900	1,809

WaMu Mortgage Pass-Through Certificates Trust
1.476% due 08/25/2046 •	63	61
1.723% (COF 11 + 1.500%) due 10/25/2046 ~	24	22
1.876% (12MTA + 1.400%) due 08/25/2042 ~	1	1

Washington Mutual Mortgage Pass-Through Certificates Trust
2.642% due 05/25/2033 ~	4	4

Worldwide Plaza Trust
3.526% due 11/10/2036	300	280

Total Non-Agency Mortgage-Backed Securities (Cost $24,550)		23,266

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.9%

Bear Stearns Asset-Backed Securities Trust
2.624% due 11/25/2042 •	$20	$19

ECMC Group Student Loan Trust
2.374% due 02/27/2068 •	173	166

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	600	563
2.330% due 06/26/2028	700	635

JP Morgan Mortgage Acquisition Corp.
2.344% due 12/25/2035 •	600	598

MASTR Asset-Backed Securities Trust
2.449% (US0001M + 0.825%) due 10/25/2034 ~	438	427

Merrill Lynch Mortgage Investors Trust
2.554% (US0001M + 0.930%) due 07/25/2035 ~	427	414

New Century Home Equity Loan Trust
2.359% due 06/25/2035 •	107	106

RAAC Trust
2.314% due 11/25/2036 •	206	204

Renaissance Home Equity Loan Trust
2.504% due 08/25/2033 •	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
1.784% (US0003M + 0.600%) due 10/25/2029 ~	$182	$181
2.684% due 04/25/2023 •	124	124

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	151	147

Total Asset-Backed Securities (Cost $3,724)		3,586

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.1%
		629

U.S. TREASURY BILLS 0.1%
1.663% due 09/22/2022 (b)(c)	506	504

Total Short-Term Instruments (Cost $1,133)		1,133

Total Investments in Securities (Cost $679,053)		563,748

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short Asset Portfolio	1,249,697	$12,220

PIMCO Short-Term Floating NAV Portfolio III	73,581	714

Total Short-Term Instruments (Cost $13,231)		12,934

Total Investments in Affiliates (Cost $13,231)		12,934

Total Investments 135.7% (Cost $692,284)		$576,682

Financial Derivative Instruments (f)(h) (0.3)% (Cost or Premiums, net $1,917)		(1,096)

Other Assets and Liabilities, net (35.4)%		(150,564)

Net Assets 100.0%		$425,022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Zero coupon security.

(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$629	U.S. Treasury Notes 3.000% due 06/30/2024	$(642)	$629	$629

Total Repurchase Agreements						$(642)	$629	$629

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	1.580%	07/01/2022	07/05/2022	$(187,676)	$(187,676)
	1.600	07/01/2022	07/05/2022	(127,098)	(127,098)
MSC	1.540	06/16/2022	07/15/2022	(4,839)	(4,842)
	1.600	07/05/2022	07/06/2022	(185,047)	(185,047)
UBS	1.150	05/26/2022	07/26/2022	(12,372)	(12,386)
	1.375	06/07/2022	08/12/2022	(3,636)	(3,639)
	1.630	06/23/2022	08/02/2022	(110,477)	(110,517)

Total Sale-Buyback Transactions					$(631,205)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Long-Term U.S. Government Portfolio	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.9)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2052	$9,300	$(8,064)	$(8,065)

Total Short Sales (1.9)%				$(8,064)	$(8,065)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$629	$0	$0	$629	$(642)	$(13)

Master Securities Forward Transaction Agreement
BPG	0	0	(314,774)	(314,774)	316,803	2,029
MSC	0	0	(189,889)	(189,889)	192,735	2,846
UBS	0	0	(126,542)	(126,542)	127,528	986

Total Borrowings and Other Financing Transactions	$629	$0	$(631,205)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(517,049)	$(114,156)	$0	$(631,205)

Total Borrowings	$0	$(517,049)	$(114,156)	$0	$(631,205)

Payable for sale-buyback financing transactions					$(631,205)

(e)	Securities with an aggregate market value of $637,376 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(177,866) at a weighted average interest rate of 0.357%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(242) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2022	425	$47,706	$(153)	$299	$0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	12	1,852	(57)	28	0

				$(210)	$327	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2022	820	$(172,213)	$537	$0	$(461)
U.S. Treasury 10-Year Note September Futures	09/2022	35	(4,149)	26	0	(35)
U.S. Treasury 10-Year Ultra September Futures	09/2022	267	(34,009)	551	0	(355)

				$1,114	$0	$(851)

Total Futures Contracts				$904	$327	$(851)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(1)	1-Day USD-SOFR Compounded-OIS	1.600%	Annual	10/23/2028	$32,500	$70	$(1,680)	$(1,610)	$167	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	10/23/2053	6,700	(112)	1,226	1,114	0	(55)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2023	14,100	125	(647)	(522)	19	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031	24,000	1,202	3,025	4,227	0	(164)
Receive	3-Month USD-LIBOR	1.487	Semi-Annual	06/23/2031	3,400	(50)	475	425	0	(26)
Receive	3-Month USD-LIBOR	1.452	Semi-Annual	07/16/2031	1,250	(14)	169	155	0	(10)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031	5,100	(62)	695	633	0	(36)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041	16,000	1,029	3,390	4,419	0	(94)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050	5,100	(535)	(1,174)	(1,709)	35	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051	3,450	430	783	1,213	0	(21)

Total Swap Agreements						$2,083	$6,262	$8,345	$221	$(406)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$327	$221	$548	$0	$(851)	$(406)	$(1,257)

(g)

Securities with an aggregate market value of $2,516 and cash of $2,459 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.330%	10/23/2023	6,000	$365	$865

Total Purchased Options							$365	$865

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.395%	10/23/2023	29,100	$(361)	$(1,147)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	08/16/2022	10,100	(85)	(27)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	08/16/2022	10,100	(85)	(78)

Total Written Options							$(531)	$(1,252)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received)as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$865	$0	$865	$0	$(1,147)	$0	$(1,147)	$(282)	$606	$324
GLM	0	0	0	0	0	(105)	0	(105)	(105)	282	177

Total Over the Counter	$0	$865	$0	$865	$0	$(1,252)	$0	$(1,252)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Long-Term U.S. Government Portfolio	(Cont.)

(i)

Securities with an aggregate market value of $888 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$327	$327
Swap Agreements	0	0	0	0	221	221

	$0	$0	$0	$0	$548	$548

Over the counter
Purchased Options	$0	$0	$0	$0	$865	$865

	$0	$0	$0	$0	$1,413	$1,413

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$851	$851
Swap Agreements	0	0	0	0	406	406

	$0	$0	$0	$0	$1,257	$1,257

Over the counter
Written Options	$0	$0	$0	$0	$1,252	$1,252

	$0	$0	$0	$0	$2,509	$2,509

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,944	$6,944
Swap Agreements	0	0	0	0	(129)	(129)

	$0	$0	$0	$0	$6,815	$6,815

Over the counter
Written Options	$0	$0	$0	$0	$60	$60

	$0	$0	$0	$0	$6,875	$6,875

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,465	$1,465
Swap Agreements	0	0	0	0	5,590	5,590

	$0	$0	$0	$0	$7,055	$7,055

Over the counter
Purchased Options	$0	$0	$0	$0	$620	$620
Written Options	0	0	0	0	(822)	(822)

	$0	$0	$0	$0	$(202)	$(202)

	$0	$0	$0	$0	$6,853	$6,853

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,393	$0	$1,393
U.S. Government Agencies	0	44,423	0	44,423
U.S. Treasury Obligations	0	489,947	0	489,947
Non-Agency Mortgage-Backed Securities	0	23,266	0	23,266
Asset-Backed Securities	0	3,586	0	3,586
Short-Term Instruments
Repurchase Agreements	0	629	0	629
U.S. Treasury Bills	0	504	0	504

	$0	$563,748	$0	$563,748

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$12,934	$0	$0	$12,934

Total Investments	$12,934	$563,748	$0	$576,682

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(8,065)	$0	$(8,065)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	548	0	548
Over the counter	0	865	0	865

	$0	$1,413	$0	$1,413

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,257)	0	(1,257)
Over the counter	0	(1,252)	0	(1,252)

	$0	$(2,509)	$0	$(2,509)

Total Financial Derivative Instruments	$0	$(1,096)	$0	$(1,096)

Totals	$12,934	$554,587	$0	$567,521

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates   In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its

SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Notes to Financial Statements	(Cont.)

share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3

SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Notes to Financial Statements	(Cont.)

category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$12,383	$81	$0	$0	$(244)	$12,220	$80	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$183	$291,711	$(291,160)	$(20)	$0	$714	$11	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and

SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements	(Cont.)

guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S.

Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales
$1,983	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$431,761	$414,561	$5,695	$16

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	169	$1,645	531	$6,681

Administrative Class	1,811	17,533	5,260	63,373

Advisor Class	839	8,102	1,330	16,751
Issued as reinvestment of distributions

Institutional Class	9	85	603	6,629

Administrative Class	415	4,041	8,578	94,129

Advisor Class	40	393	808	8,863
Cost of shares redeemed

Institutional Class	(718)	(7,573)	(3,278)	(39,527)

Administrative Class	(2,238)	(22,513)	(5,139)	(60,687)

Advisor Class	(527)	(5,204)	(621)	(7,561)

Net increase (decrease) resulting from Portfolio share transactions	(200)	$(3,491)	8,072	$88,651

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 77% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)	June 30, 2022	(Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term
$1,299	$6,487

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$700,652	$12,440	$(135,613)	$(123,173)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

38	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	UBS	UBS Securities LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	US0001M	ICE 1-Month USD LIBOR	US0003M	ICE 3-Month USD LIBOR

COF 11	Cost of Funds - 11th District of San Francisco

Other Abbreviations:

LIBOR	London Interbank Offered Rate	OIS	Overnight Index Swap	TBA	To-Be-Announced

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT13SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Low Duration Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging

2	PIMCO VARIABLE INSURANCE TRUST

market equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

4	PIMCO VARIABLE INSURANCE TRUST

LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Low Duration Portfolio	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

Short-Term Instruments‡	37.2%

Corporate Bonds & Notes	21.1%

U.S. Government Agencies	14.1%

Asset-Backed Securities	14.0%

Non-Agency Mortgage-Backed Securities	11.6%

Sovereign Issues	1.9%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	(4.76)%	(5.41)%	0.56%	0.94%	3.13%
PIMCO Low Duration Portfolio Administrative Class	(4.83)%	(5.56)%	0.41%	0.78%	3.00%
PIMCO Low Duration Portfolio Advisor Class	(4.88)%	(5.65)%	0.31%	0.68%	2.39%
ICE BofAML 1-3 Year U.S. Treasury Index±	(2.84)%	(3.30)%	0.94%	0.79%	2.54%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 02/16/1999.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.50% for Institutional Class shares, 0.65% for Administrative Class shares, and 0.75% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to U.K. duration on the 10-year portion of the yield curve contributed to relative performance, as U.K. interest rates rose.

»	Underweight exposure to Japanese duration on the 30-year portion of the yield curve contributed to relative performance, as Japanese interest rates rose.

»	Overweight exposure to U.S. duration during the first quarter of 2022 detracted from relative performance, as U.S. interest rates rose.

»	Holdings of high-yield corporate credit detracted from relative performance, as high-yield corporate credit spreads widened.

»	Holdings of agency mortgage-backed securities detracted from relative performance, as the asset class provided negative total return.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$952.40	$2.44	$1,000.00	$1,022.02	$2.53	0.51%
Administrative Class	1,000.00	951.70	3.16	1,000.00	1,021.28	3.27	0.66
Advisor Class	1,000.00	951.20	3.64	1,000.00	1,020.79	3.77	0.76

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total

Institutional Class

01/01/2022 - 06/30/2022+	$10.24	$0.05	$(0.55)	$(0.50)	$(0.05)	$0.00	$0.00	$(0.05)

12/31/2021	10.38	0.07	(0.14)	(0.07)	(0.07)	0.00	0.00	(0.07)

12/31/2020	10.20	0.13	0.19	0.32	(0.14)	0.00	0.00	(0.14)

12/31/2019	10.08	0.29	0.13	0.42	(0.24)	0.00	(0.06)	(0.30)

12/31/2018	10.24	0.20	(0.15)	0.05	(0.21)	0.00	0.00	(0.21)

12/31/2017	10.24	0.15	0.00	0.15	(0.13)	0.00	(0.02)	(0.15)

Administrative Class

01/01/2022 - 06/30/2022+	10.24	0.04	(0.54)	(0.50)	(0.05)	0.00	0.00	(0.05)

12/31/2021	10.38	0.05	(0.14)	(0.09)	(0.05)	0.00	0.00	(0.05)

12/31/2020	10.20	0.11	0.19	0.30	(0.12)	0.00	0.00	(0.12)

12/31/2019	10.08	0.28	0.12	0.40	(0.22)	0.00	(0.06)	(0.28)

12/31/2018	10.24	0.20	(0.17)	0.03	(0.19)	0.00	0.00	(0.19)

12/31/2017	10.24	0.13	0.01	0.14	(0.12)	0.00	(0.02)	(0.14)

Advisor Class

01/01/2022 - 06/30/2022+	10.24	0.04	(0.55)	(0.51)	(0.04)	0.00	0.00	(0.04)

12/31/2021	10.38	0.04	(0.14)	(0.10)	(0.04)	0.00	0.00	(0.04)

12/31/2020	10.20	0.10	0.19	0.29	(0.11)	0.00	0.00	(0.11)

12/31/2019	10.08	0.27	0.12	0.39	(0.21)	0.00	(0.06)	(0.27)

12/31/2018	10.24	0.19	(0.17)	0.02	(0.18)	0.00	0.00	(0.18)

12/31/2017	10.24	0.12	0.01	0.13	(0.11)	0.00	(0.02)	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.69	(4.86)%	$11,186	0.51	%*	0.51	%*	0.50	%*	0.50	%*	0.97	%*	121%

10.24	(0.68)	17,953	0.50		0.50		0.50		0.50		0.65		446

10.38	3.15	11,436	0.54		0.54		0.50		0.50		1.21		427

10.20	4.18	11,474	0.89		0.89		0.50		0.50		2.86		308

10.08	0.49	8,588	0.59		0.59		0.50		0.50		2.02		624

10.24	1.50	15,368	0.50		0.50		0.50		0.50		1.44		544

9.69	(4.93)	854,827	0.66	*	0.66	*	0.65	*	0.65	*	0.84	*	121

10.24	(0.83)	1,031,779	0.65		0.65		0.65		0.65		0.49		446

10.38	2.99	1,130,716	0.69		0.69		0.65		0.65		1.04		427

10.20	4.03	1,007,149	1.04		1.04		0.65		0.65		2.76		308

10.08	0.34	1,197,654	0.74		0.74		0.65		0.65		1.94		624

10.24	1.35	1,272,418	0.65		0.65		0.65		0.65		1.31		544

9.69	(4.97)	809,373	0.76	*	0.76	*	0.75	*	0.75	*	0.74	*	121

10.24	(0.93)	867,452	0.75		0.75		0.75		0.75		0.39		446

10.38	2.89	831,900	0.79		0.79		0.75		0.75		0.95		427

10.20	3.92	754,355	1.14		1.14		0.75		0.75		2.65		308

10.08	0.24	757,166	0.84		0.84		0.75		0.75		1.85		624

10.24	1.25	761,611	0.75		0.75		0.75		0.75		1.21		544

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Low Duration Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,707,213
Investments in Affiliates	60,205
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,321
Over the counter	11,823
Deposits with counterparty	47,229
Foreign currency, at value	4,691
Receivable for investments sold	724
Receivable for investments sold on a delayed-delivery basis	284
Receivable for TBA investments sold	217,838
Receivable for Portfolio shares sold	1,825
Interest and/or dividends receivable	3,852
Dividends receivable from Affiliates	85
Total Assets	2,061,090

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$139,050
Financial Derivative Instruments
Exchange-traded or centrally cleared	20,030
Over the counter	7,313
Payable for investments purchased	49,004
Payable for investments in Affiliates purchased	85
Payable for TBA investments purchased	129,235
Deposits from counterparty	7,667
Payable for Portfolio shares redeemed	31,902
Overdraft due to custodian	448
Accrued investment advisory fees	348
Accrued supervisory and administrative fees	348
Accrued distribution fees	167
Accrued servicing fees	107
Total Liabilities	385,704

Net Assets	$1,675,386

Net Assets Consist of:

Paid in capital	$1,811,157
Distributable earnings (accumulated loss)	(135,771)

Net Assets	$1,675,386

Net Assets:

Institutional Class	$11,186
Administrative Class	854,827
Advisor Class	809,373

Shares Issued and Outstanding:

Institutional Class	1,154
Administrative Class	88,185
Advisor Class	83,498

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.69
Administrative Class	9.69
Advisor Class	9.69

Cost of investments in securities	$1,759,991
Cost of investments in Affiliates	$60,010
Cost of foreign currency held	$4,733
Proceeds received on short sales	$136,910
Cost or premiums of financial derivative instruments, net	$10,000

* Includes repurchase agreements of:	$352,213

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Low Duration Portfolio

Six Months Ended June 30, 2022 (Unaudited) (Amounts in thousands†)

Investment Income:

Interest	$12,625
Dividends from Investments in Affiliates	518
Total Income	13,143

Expenses:

Investment advisory fees	2,190
Supervisory and administrative fees	2,190
Distribution and/or servicing fees - Administrative Class	685
Distribution and/or servicing fees - Advisor Class	1,033
Trustee fees	30
Interest expense	71
Miscellaneous expense	1
Total Expenses	6,200

Net Investment Income (Loss)	6,943

Net Realized Gain (Loss):

Investments in securities	(33,612)
Investments in Affiliates	625
Exchange-traded or centrally cleared financial derivative instruments	(17,034)
Over the counter financial derivative instruments	25,779
Foreign currency	(2,571)

Net Realized Gain (Loss)	(26,813)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(56,220)
Investments in Affiliates	(2,145)
Exchange-traded or centrally cleared financial derivative instruments	(18,373)
Over the counter financial derivative instruments	6,630
Foreign currency assets and liabilities	(215)

Net Change in Unrealized Appreciation (Depreciation)	(70,323)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(90,193)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Low Duration Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,943	$8,776
Net realized gain (loss)	(26,813)	(1,611)
Net change in unrealized appreciation (depreciation)	(70,323)	(25,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	(90,193)	(17,934)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(66)	(111)
Administrative Class	(4,287)	(5,649)
Advisor Class	(3,496)	(3,677)

Total Distributions(a)	(7,849)	(9,437)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(143,756)	(29,497)

Total Increase (Decrease) in Net Assets	(241,798)	(56,868)

Net Assets:

Beginning of period	1,917,184	1,974,052
End of period	$1,675,386	$1,917,184

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.9%

CORPORATE BONDS & NOTES 22.3%

BANKING & FINANCE 13.8%

Banco Bilbao Vizcaya Argentaria SA
0.875% due 09/18/2023		$4,700	$4,536

Banco Santander SA
2.131% (US0003M + 1.120%) due 04/12/2023 ~		2,400	2,399
3.496% due 03/24/2025		4,600	4,499
3.892% due 05/24/2024		4,200	4,182

Bank of America Corp.
1.843% due 02/04/2025 •		5,000	4,824
2.144% (US0003M + 0.960%) due 07/23/2024 ~		1,200	1,197

Bank of Nova Scotia
0.650% due 07/31/2024		5,000	4,691
2.440% due 03/11/2024		4,500	4,408

Barclays PLC
2.852% due 05/07/2026 •		5,100	4,823

BNZ International Funding Ltd.
2.650% due 11/03/2022		4,400	4,398

Cape Lookout Re Ltd.
6.693% (T-BILL 3MO + 5.000%) due 03/28/2029 ~		1,500	1,489

Capital One Financial Corp.
2.636% due 03/03/2026 •		300	284
4.166% due 05/09/2025 •		4,400	4,338

Citigroup, Inc.
1.669% (SOFRRATE + 0.694%) due 01/25/2026 ~(f)		4,800	4,639
2.014% due 01/25/2026 •(f)		4,800	4,502
3.290% due 03/17/2026 •(f)		3,700	3,581

Corsair International Ltd.
4.850% due 01/28/2027 •	EUR	4,500	4,452

Credit Suisse AG
3.700% due 02/21/2025		$4,400	4,302

Danske Bank AS
3.773% due 03/28/2025 •		4,500	4,429

Deutsche Bank AG
2.222% due 09/18/2024 •		4,800	4,631
2.444% (SOFRRATE + 1.219%) due 11/16/2027 ~		4,600	4,209
3.300% due 11/16/2022		6,600	6,599

Federal Realty OP LP
3.950% due 01/15/2024		4,200	4,194

Ford Motor Credit Co. LLC
2.979% due 08/03/2022		1,700	1,700
3.810% due 01/09/2024		5,000	4,860

GA Global Funding Trust
0.800% due 09/13/2024		4,800	4,401
1.250% due 12/08/2023		4,800	4,610

General Motors Financial Co., Inc.
3.550% due 07/08/2022		4,800	4,800
4.250% due 05/15/2023		4,400	4,416

Goldman Sachs Group, Inc.
1.757% due 01/24/2025 •		2,700	2,598
2.009% (SOFRRATE + 0.620%) due 12/06/2023 ~		4,800	4,745
2.255% (US0003M + 0.750%) due 02/23/2023 ~		5,800	5,792
3.000% due 03/15/2024		1,700	1,679

ING Groep NV
3.869% due 03/28/2026 •		4,500	4,415

JPMorgan Chase & Co.
0.563% due 02/16/2025 •		4,300	4,052
0.697% due 03/16/2024 •		2,500	2,446
2.272% (SOFRRATE + 0.765%) due 09/22/2027 ~		5,000	4,719

KeyCorp
3.878% due 05/23/2025 •		4,300	4,271

Mitsubishi UFJ Financial Group, Inc.
2.351% (US0003M + 0.740%) due 03/02/2023 ~		4,200	4,201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mizuho Financial Group, Inc.
1.763% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	6,700	$4,646
1.979% (US0003M + 0.990%) due 07/10/2024 ~		$3,600	3,587

Morgan Stanley
2.630% due 02/18/2026 •		8,100	7,738

NatWest Markets PLC
3.479% due 03/22/2025		4,500	4,391

Nissan Motor Acceptance Co. LLC
1.050% due 03/08/2024		4,000	3,755
1.671% (US0003M + 0.650%) due 07/13/2022 ~		5,900	5,898

NTT Finance Corp.
0.373% due 03/03/2023		5,000	4,914

Standard Chartered PLC
1.319% due 10/14/2023 •		4,800	4,766
1.822% due 11/23/2025 •		5,000	4,634
2.209% (SOFRRATE + 0.930%) due 11/23/2025 ~		5,000	4,887

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		5,300	4,875

UBS Group AG
4.488% due 05/12/2026 •		3,300	3,292

UniCredit SpA
7.830% due 12/04/2023		10,700	11,084

Wells Fargo & Co.
2.509% due 10/27/2023 (f)	CAD	6,200	4,708
3.908% due 04/25/2026 •		$2,800	2,757

			231,243

INDUSTRIALS 6.3%

7-Eleven, Inc.
0.625% due 02/10/2023		5,000	4,904

Boeing Co.
1.167% due 02/04/2023		5,900	5,835
1.950% due 02/01/2024		5,000	4,842

CenterPoint Energy Resources Corp.
2.111% (US0003M + 0.500%) due 03/02/2023 ~		2,875	2,867

CommonSpirit Health
1.547% due 10/01/2025		4,900	4,525

Daimler Trucks Finance North America LLC
1.930% (SOFRRATE + 0.500%) due 06/14/2023 ~		5,700	5,679
2.088% (SOFRRATE + 0.600%) due 12/14/2023 ~		5,000	4,963
2.230% (SOFRRATE + 0.750%) due 12/13/2024 ~		5,000	4,941

Danone SA
2.947% due 11/02/2026		4,000	3,841

Fidelity National Information Services, Inc.
0.375% due 03/01/2023		5,000	4,897

General Mills, Inc.
6.410% due 10/15/2022		4,900	4,945

Hasbro, Inc.
3.550% due 11/19/2026		4,600	4,400

Huntington Ingalls Industries, Inc.
0.670% due 08/16/2023		5,000	4,823

Hyundai Capital America
0.800% due 04/03/2023		5,000	4,880
5.875% due 04/07/2025		4,500	4,641

Magallanes, Inc.
3.528% due 03/15/2024		6,000	5,879

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		4,800	4,722

Qorvo, Inc.
1.750% due 12/15/2024		4,600	4,306

Renesas Electronics Corp.
1.543% due 11/26/2024		5,000	4,673

SK Hynix, Inc.
1.000% due 01/19/2024		5,000	4,777

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Co.
0.600% due 02/26/2024		$5,100	$4,830

T-Mobile USA, Inc.
3.500% due 04/15/2025		4,500	4,407

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022		500	499

			105,076

UTILITIES 2.2%

AES Corp.
1.375% due 01/15/2026		5,100	4,504

Atmos Energy Corp.
2.070% (US0003M + 0.380%) due 03/09/2023 ~		6,000	5,987

Enel Finance International NV
4.250% due 06/15/2025		4,300	4,258

NextEra Energy Capital Holdings, Inc.
1.775% (US0003M + 0.270%) due 02/22/2023 ~		5,000	4,969

Pacific Gas & Electric Co.
1.367% due 03/10/2023		5,000	4,925
3.400% due 08/15/2024		900	866
3.850% due 11/15/2023		400	395
4.250% due 08/01/2023		4,800	4,775
4.950% due 06/08/2025		4,200	4,123

SSE PLC
1.250% due 04/16/2025	EUR	2,400	2,428

			37,230

Total Corporate Bonds & Notes (Cost $385,805)			373,549

U.S. GOVERNMENT AGENCIES 14.8%

Fannie Mae
1.000% due 01/25/2043		$42	37
1.001% due 07/25/2037 •		62	61
1.066% (US0001M + 0.060%) due 12/25/2036 ~		17	17
1.356% due 09/25/2042 •		240	237
1.523% due 06/01/2043 •		53	54
1.524% due 07/01/2042 •		23	23
1.574% due 09/01/2041 •		59	59
1.775% due 09/01/2035 •		38	39
1.952% due 07/01/2035 •		2	2
1.974% (US0001M + 0.350%) due 03/25/2044 ~		17	17
2.137% due 11/01/2035 •		13	14
2.352% due 05/01/2038 •		861	887
2.423% due 06/17/2027 •		7	7
2.424% (US0001M + 0.800%) due 04/25/2023 ~		1	1
3.965% due 12/01/2036 •		2	2
4.898% due 12/25/2042 ~		3	3
5.000% due 04/25/2033		4	4
5.019% due 09/01/2034 •		1	1

Freddie Mac
0.650% due 10/22/2025 - 10/27/2025		48,700	44,728
0.680% due 08/06/2025		18,800	17,493
0.800% due 10/28/2026 (j)		11,800	10,604
1.524% due 02/25/2045 •		79	81
1.884% (US0001M + 0.260%) due 08/25/2031 ~		43	42
2.021% due 09/01/2035 •		40	41
2.789% due 07/01/2035 •		16	16
4.000% due 12/01/2047 - 08/01/2048		3,345	3,354
6.500% due 07/25/2043		28	31
7.562% due 08/15/2044 •		1,035	1,133

Ginnie Mae
0.898% due 06/20/2065 •		1,723	1,711
1.047% due 07/20/2067 •		4,632	4,620
1.323% due 10/20/2065 •		6,118	6,060
1.343% due 07/20/2063 •		1,207	1,200
1.603% due 05/20/2066 •		647	645

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.653% (US0001M + 0.850%) due 04/20/2066 ~	$4,572	$4,548
2.053% due 08/20/2070 •	4,231	4,306

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 04/01/2052	63,769	59,524
3.500% due 07/01/2047 - 12/01/2047	36,238	35,444
4.000% due 08/01/2044 - 08/01/2048	3,706	3,709
4.500% due 03/01/2023 - 08/01/2046	596	608
5.000% due 05/01/2027 - 06/01/2028	46	47
5.500% due 12/01/2028 - 02/01/2049	102	107
6.000% due 02/01/2033 - 01/01/2039	474	511
6.500% due 04/01/2036	57	60

Uniform Mortgage-Backed Security, TBA
3.000% due 07/01/2052	26,600	24,782
3.500% due 08/01/2052	4,500	4,324
4.000% due 07/01/2052	17,600	17,360
4.500% due 07/01/2037	200	204

Total U.S. Government Agencies (Cost $260,598)		248,758

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
2.875% due 05/15/2032	2,100	2,077

Total U.S. Treasury Obligations (Cost $2,013)		2,077

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.3%

Adjustable Rate Mortgage Trust
2.925% due 09/25/2035 ^~	158	142

AOA Mortgage Trust
2.199% due 10/15/2038 •	3,320	3,144

AREIT Trust
2.021% (SOFR30A + 1.250%) due 01/16/2037 ~	5,000	4,804

BAMLL Commercial Mortgage Securities Trust
2.374% due 04/15/2036 •	4,500	4,410

Banc of America Funding Trust
3.461% due 01/20/2047 ^~	94	89

Banc of America Mortgage Trust
2.560% due 08/25/2034 ~	194	193
3.538% due 07/25/2034 ~	147	141
3.983% due 05/25/2033 ~	23	23

Bear Stearns Adjustable Rate Mortgage Trust
2.086% due 01/25/2034 ~	4	4
2.667% due 01/25/2035 ~	914	876
3.899% due 07/25/2034 ~	63	58
4.570% due 01/25/2035 ~	29	27

Bear Stearns ALT-A Trust
1.944% (US0001M + 0.320%) due 02/25/2034 ~	130	121

Bear Stearns Structured Products, Inc. Trust
2.999% due 12/26/2046 ^~	188	157
3.490% due 01/26/2036 ^~	275	228

BX Trust
2.411% due 10/15/2036 •	4,500	4,381

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.904% due 01/25/2035 •	9	8

Citigroup Mortgage Loan Trust
2.829% due 08/25/2035 ^~	56	46
3.950% due 05/25/2035 •	11	11

Colony Mortgage Capital Ltd.
2.453% due 11/15/2038 •	4,700	4,556

Countrywide Alternative Loan Trust
6.000% due 10/25/2033	6	5

Countrywide Home Loan Mortgage Pass-Through Trust
1.991% due 02/20/2036 ^•	162	154
2.520% due 02/20/2035 ~	36	36

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.572% due 11/20/2034 ~		$284	$276
2.711% due 11/25/2034 ~		132	128

CRSNT Commercial Mortgage Trust
2.150% due 04/15/2036 •		6,000	5,795

DROP Mortgage Trust
2.470% (US0001M + 1.150%) due 10/15/2043 ~		5,000	4,833

Eurosail PLC
0.000% due 12/10/2044 •	EUR	5	5
2.540% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	5,302	6,351

First Horizon Alternative Mortgage Securities Trust
2.474% due 09/25/2034 ~		$129	121

First Horizon Mortgage Pass-Through Trust
3.213% due 08/25/2035 ~		47	32

FirstMac Mortgage Funding Trust
1.860% due 03/08/2049 •	AUD	780	538
2.110% due 03/08/2049 •		6,100	4,210

Formentera Issuer PLC
1.348% (SONIO/N + 0.800%) due 07/28/2047 ~	GBP	3,220	3,852

GMAC Mortgage Corp. Loan Trust
3.589% due 11/19/2035 ~		$22	21

GPMT Ltd.
2.862% (US0001M + 1.250%) due 07/16/2035 ~		4,300	4,230

Great Hall Mortgages PLC
2.193% due 06/18/2039 •		365	358
2.193% (US0003M + 0.130%) due 06/18/2039 ~		216	212

GS Mortgage Securities Trust
2.039% due 11/10/2045 ~(a)		1,511	1

GS Mortgage-Backed Securities Trust
2.500% due 08/25/2052 ~		4,906	4,201
3.000% due 09/25/2052 ~		4,745	4,245

GSR Mortgage Loan Trust
2.819% due 09/25/2034 ~		35	34
2.938% due 09/25/2035 ~		91	89

HarborView Mortgage Loan Trust
2.052% due 05/19/2035 •		31	29
3.217% due 07/19/2035 ^~		184	142

Hawksmoor Mortgages
1.703% due 05/25/2053 •	GBP	11,177	13,581

Impac CMB Trust
2.624% (US0001M + 1.000%) due 07/25/2033 ~		$27	27

JP Morgan Chase Commercial Mortgage Securities Trust
1.906% due 10/15/2045 ~(a)		3,137	0

JP Morgan Mortgage Trust
5.750% due 01/25/2036 ^		11	6

LoanCore Issuer Ltd.
1.694% (SOFR30A + 0.914%) due 07/15/2035 ~		3,516	3,441

LUXE Commercial Mortgage Trust
2.374% due 10/15/2038 •		4,800	4,630

Merrill Lynch Mortgage Investors Trust
2.124% due 11/25/2035 •		34	32
2.284% (US0001M + 0.660%) due 09/25/2029 ~		185	176

Natixis Commercial Mortgage Securities Trust
2.274% due 08/15/2038 •		4,300	4,145

NYO Commercial Mortgage Trust
2.420% due 11/15/2038 •		4,400	4,216

OBX Trust
3.000% due 01/25/2052 ~		4,804	4,271

PFP Ltd.
2.174% due 04/14/2038 •		2,797	2,705

PHHMC Trust
5.924% due 07/18/2035 ~		67	65

Prime Mortgage Trust
2.024% (US0001M + 0.400%) due 02/25/2034 ~		2	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ready Capital Mortgage Financing LLC
2.598% due 01/25/2037 •		$4,500	$4,344
2.624% due 04/25/2038 •		5,292	5,117
3.717% due 06/25/2037 •		5,000	4,987

Residential Funding Mortgage Securities, Inc. Trust
3.027% due 09/25/2035 ^~		367	257

Residential Mortgage Securities PLC
2.040% due 06/20/2070 •	GBP	4,736	5,749

RESIMAC Bastille Trust
1.450% due 02/03/2053 •		$15,681	15,538

Ripon Mortgages PLC
1.351% due 08/28/2056 •	GBP	8,763	10,562
1.801% due 08/28/2056 •		7,000	8,244

RMAC PLC
1.571% due 06/12/2046 •		3,297	3,990

Stratton Mortgage Funding PLC
1.361% (SONIO/N + 0.900%) due 07/20/2060 ~		5,797	7,002

Structured Adjustable Rate Mortgage Loan Trust
1.876% due 01/25/2035 ^•		$100	87
2.543% due 02/25/2034 ~		57	55
2.961% due 08/25/2035 ~		69	63

Structured Asset Mortgage Investments Trust
2.184% (US0001M + 0.560%) due 02/25/2036 ^~		67	62
2.255% due 09/19/2032 •		1	1

Towd Point HE Trust
0.918% due 02/25/2063 ~		2,144	2,048

Towd Point Mortgage Funding
1.361% due 07/20/2045 •	GBP	3,446	4,189

Towd Point Mortgage Funding PLC
1.527% due 05/20/2045 •		9,146	11,091
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~		5,640	6,843

Trinity Square PLC
1.300% (SONIO/N + 0.850%) due 07/15/2059 ~		4,271	5,165

VMC Finance LLC
2.712% due 06/16/2036 •		$3,612	3,524

Waikiki Beach Hotel Trust
2.374% (US0001M + 1.050%) due 12/15/2033 ~		4,500	4,380

WaMu Mortgage Pass-Through Certificates Trust
1.876% (12MTA + 1.400%) due 06/25/2042 ~		5	4
2.164% due 12/25/2045 •		36	34
2.304% due 01/25/2045 •		228	218

Wells Fargo Commercial Mortgage Trust
1.768% due 10/15/2045 ~(a)		831	0
2.105% (US0001M + 0.850%) due 12/13/2031 ~		1,100	1,082

Total Non-Agency Mortgage-Backed Securities (Cost $217,994)			205,250

ASSET-BACKED SECURITIES 14.7%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		555	548

ACE Securities Corp. Home Equity Loan Trust
1.744% due 10/25/2036 •		48	21
2.524% due 12/25/2034 •		904	835
2.554% due 02/25/2036 ^•		3,183	3,052

American Credit Acceptance Receivables Trust
2.660% due 02/13/2026		4,080	4,048

Anchorage Capital CLO Ltd.
2.184% (US0003M + 1.140%) due 07/15/2032 ~		5,000	4,880

Aqueduct European CLO DAC
0.640% (EUR003M + 0.640%) due 07/20/2030 ~	EUR	2,627	2,713

Arbor Realty Commercial Real Estate Notes Ltd.
2.674% (US0001M + 1.350%) due 11/15/2036 ~		$4,300	4,169

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares CLO Ltd.
1.914% (US0003M + 0.870%) due 01/15/2029 ~		$4,486	$4,420
2.094% due 04/18/2031 •		5,000	4,878

Asset-Backed Securities Corp. Home Equity Loan Trust
2.974% (US0001M + 1.650%) due 03/15/2032 ~		40	39

BDS Ltd.
2.962% due 12/16/2036 •		5,000	4,800

Bear Stearns Asset-Backed Securities Trust
2.624% due 10/25/2037 •		105	104

Benefit Street Partners CLO Ltd.
1.994% due 10/15/2030 •		4,800	4,712
2.394% due 01/15/2033 •		4,500	4,391

Carlyle Euro CLO DAC
0.890% due 08/15/2032 •	EUR	4,300	4,372

Carvana Auto Receivables Trust
2.570% due 05/12/2025		$4,400	4,360

CIFC Funding Ltd.
2.134% (US0003M + 0.950%) due 10/24/2030 ~		5,000	4,920

Countrywide Asset-Backed Certificates
2.324% due 12/25/2033 •		488	473

Credit Suisse First Boston Mortgage Securities Corp.
2.244% due 01/25/2032 •		3	3

Dell Equipment Finance Trust
1.217% due 03/22/2023		1,300	1,297
2.110% due 08/23/2027		2,400	2,374

Dryden Senior Loan Fund
2.064% due 04/15/2029 •		5,559	5,484

Edsouth Indenture LLC
2.774% due 09/25/2040 •		161	161

Flagship Credit Auto Trust
3.280% due 08/15/2025		4,300	4,278

Fortress Credit Investments Ltd.
2.753% due 02/23/2039 •		4,600	4,542

Gallatin CLO Ltd.
2.148% due 01/21/2028 •		2,806	2,783

GE-WMC Mortgage Securities Trust
1.704% due 08/25/2036 •		7	3

GLS Auto Receivables Issuer Trust
1.980% due 08/15/2025		3,722	3,678
3.550% due 01/15/2026		4,500	4,479

GSAMP Trust
2.209% due 01/25/2036 •		243	242

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		4,500	4,434
3.730% due 09/25/2026		4,500	4,421

HPEFS Equipment Trust
3.150% due 09/20/2029		4,300	4,270

KREF Ltd.
2.957% due 02/17/2039 •		4,500	4,367

LCM LP
1.914% due 07/19/2027 •		4,289	4,217

LCM Ltd.
1.951% due 07/20/2030 •		5,000	4,920

LL ABS Trust
3.760% due 11/15/2029		3,961	3,925

LMREC LLC
2.674% (US0001M + 1.050%) due 04/22/2037 ~		4,545	4,467

LoanCore Issuer Ltd.
2.329% (SOFR30A + 1.550%) due 01/17/2037 ~		4,200	4,082

Lument Finance Trust, Inc.
2.494% due 06/15/2039 •		5,000	4,898

Madison Park Euro Funding DAC
0.800% due 07/15/2032 •	EUR	4,200	4,267

Magnetite Ltd.
2.291% due 11/15/2028 •		$4,733	4,660

Massachusetts Educational Financing Authority
2.134% due 04/25/2038 •		129	129

MF1 Ltd.
2.142% (SOFR30A + 1.350%) due 02/19/2037 ~		5,000	4,817

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.960% due 06/19/2037 •		$4,300	$4,220

Morgan Stanley ABS Capital, Inc. Trust
1.874% (US0001M + 0.250%) due 05/25/2037 ~		4,632	4,113

NovaStar Mortgage Funding Trust
1.944% due 05/25/2036 •		1,588	1,551

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.184% due 12/25/2035 •		189	180

Oscar U.S. Funding LLC
2.820% due 04/10/2029		4,600	4,397

OZLM Ltd.
2.024% (US0003M + 0.980%) due 10/17/2029 ~		5,401	5,328

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	3,876	4,012

Residential Asset Securities Corp. Trust
2.509% due 01/25/2034 •		$748	739

SLC Student Loan Trust
1.939% (US0003M + 0.110%) due 03/15/2027 ~		198	197

SLM Student Loan Trust
1.334% due 10/25/2029 •		1,565	1,551

SMB Private Education Loan Trust
1.830% due 02/16/2055 •		4,400	4,384
3.940% due 02/16/2055		4,400	4,296

Sound Point CLO Ltd.
2.043% due 10/20/2030 •		4,700	4,615
2.164% due 07/25/2030 •		4,700	4,622

Steele Creek CLO Ltd.
2.168% (US0003M + 1.070%) due 04/21/2031 ~		3,000	2,966

Stonepeak ABS
2.301% due 02/28/2033		4,484	4,188

Structured Asset Investment Loan Trust
2.329% due 03/25/2034 •		252	239
2.599% (US0001M + 0.975%) due 10/25/2033 ~		27	27

Structured Asset Securities Corp. Mortgage Loan Trust
1.934% due 05/25/2036 •		3,843	3,722

Symphony CLO Ltd.
1.924% due 04/15/2028 •		924	916

THL Credit Wind River Clo Ltd.
2.124% due 04/15/2031 •		4,800	4,681

TICP CLO Ltd.
1.903% (US0003M + 0.840%) due 04/20/2028 ~		2,978	2,944

Toro European CLO DAC
0.810% due 02/15/2034 •	EUR	5,400	5,469

TPG Real Estate Finance Issuer Ltd.
2.424% due 02/15/2039 •		$4,600	4,482
2.723% (US0001M + 1.200%) due 03/15/2038 ~		5,000	4,881
2.742% (TSFR1M + 1.264%) due 10/15/2034 ~		1,675	1,665

Tricolor Auto Securitization Trust
3.300% due 02/18/2025		3,998	3,966

Venture CLO Ltd.
2.053% due 07/20/2030 •		4,800	4,733
2.083% due 04/20/2029 •		3,409	3,365

Voya CLO Ltd.
1.994% due 04/17/2030 •		5,000	4,938

Westlake Automobile Receivables Trust
1.481% (SOFR30A + 1.130%) due 08/15/2025 ~		4,300	4,301

Total Asset-Backed Securities (Cost $253,307)			246,621

SOVEREIGN ISSUES 2.0%

Israel Government International Bond
0.750% due 07/31/2022	ILS	15,500	4,437

Peru Government International Bond
8.200% due 08/12/2026	PEN	26,000	7,104

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	3,463	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	335,400	$21,831

Total Sovereign Issues (Cost $37,573)			33,384

SHORT-TERM INSTRUMENTS 35.7%

REPURCHASE AGREEMENTS (g) 21.0%
			352,213

SHORT-TERM NOTES 0.8%

HPEFS Equipment Trust
1.905% due 05/22/2023		$4,300	4,294

Southern California Edison Co.
1.845% (SOFRRATE + 0.470%) due 12/02/2022 ~		5,000	4,989

Westlake Automobile Receivables Trust
1.808% due 06/15/2023		4,300	4,299

			13,582

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (d)(e)	ARS	9,700	32

ISRAEL TREASURY BILLS 2.9%
0.248% due 08/03/2022 - 05/03/2023 (c)(d)	ILS	168,000	47,898

JAPAN TREASURY BILLS 3.0%
(0.130)% due 08/08/2022 - 09/12/2022 (c)(d)	JPY	6,896,000	50,835

U.S. TREASURY BILLS 2.1%
0.733% due 07/12/2022 - 07/19/2022 (c)(d)(j)		$34,400	34,389

U.S. TREASURY CASH MANAGEMENT BILLS 5.9%
2.167% due 10/25/2022 - 11/01/2022 (b)(c)(d)		99,300	98,625

Total Short-Term Instruments (Cost $602,701)			597,574

Total Investments in Securities (Cost $1,759,991)			1,707,213

		SHARES
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%

PIMCO Short Asset Portfolio		6,143,677	60,073

PIMCO Short-Term Floating NAV Portfolio III		13,649	132

Total Short-Term Instruments (Cost $60,010)			60,205

Total Investments in Affiliates (Cost $60,010)			60,205

Total Investments 105.5% (Cost $1,820,001)			$1,767,418

Financial Derivative Instruments (h)(i) (0.6)% (Cost or Premiums, net $10,000)			(10,199)

Other Assets and Liabilities, net (4.9)%			(81,833)

Net Assets 100.0%			$1,675,386

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	1.669%	01/25/2026	01/18/2022	$4,800	$4,639	0.28%
Citigroup, Inc.	2.014	01/25/2026	01/18/2022	4,800	4,502	0.27
Citigroup, Inc.	3.290	03/17/2026	03/10/2022	3,700	3,581	0.21
Wells Fargo & Co.	2.509	10/27/2023	10/20/2020	4,803	4,708	0.28

				$18,103	$17,430	1.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$4,713	U.S. Treasury Notes 3.000% due 06/30/2024	$(4,807)	$4,713	$4,713
	1.450	06/30/2022	07/01/2022	247,500	U.S. Treasury Notes 2.750% due 05/31/2029	(252,450)	247,500	247,510
MBC	1.490	06/30/2022	07/07/2022	100,000	U.S. Treasury Bonds 6.250% due 05/15/2030	(103,243)	100,000	100,004

Total Repurchase Agreements						$(360,500)	$352,213	$352,227

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2052	$15,000	$(13,007)	$(13,008)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2052	5,000	(4,494)	(4,493)
Uniform Mortgage-Backed Security, TBA	3.000	07/01/2052	65,206	(59,332)	(60,748)
Uniform Mortgage-Backed Security, TBA	3.000	08/01/2052	19,594	(18,230)	(18,235)
Uniform Mortgage-Backed Security, TBA	3.500	08/01/2052	44,300	(41,847)	(42,566)

Total Short Sales (8.3)%				$(136,910)	$(139,050)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$0	$0	$0	$0	$(1)	$(1)
FICC	252,223	0	0	252,223	(257,257)	(5,034)
MBC	100,004	0	0	100,004	(103,243)	(3,239)

Total Borrowings and Other Financing Transactions	$352,227	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(5,808) at a weighted average interest rate of 0.705%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2022 Futures	$97.500	12/19/2022	4,600	$11,500	$(2,926)	$(14,702)
Call - CME 90-Day Eurodollar December 2022 Futures	98.500	12/19/2022	4,600	11,500	(2,409)	(199)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	461	1,153	(671)	(673)

Total Written Options					$(6,006)	$(15,574)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2024	288	$	69,854	$(961)	$151	$0
Euro-Bund 10-Year Bond September Futures	09/2022	201		31,339	963	758	0
U.S. Treasury 2-Year Note September Futures	09/2022	2,768		581,323	(235)	1,557	0
U.S. Treasury 5-Year Note September Futures	09/2022	321		36,032	372	226	0

					$139	$2,692	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2022	1,366	$	(328,899)	$(242)	$0	$(478)
Euro-BTP Italy Government Bond September Futures	09/2022	410		(52,900)	(2,304)	0	(1,259)
Japan Government 10-Year Bond September Futures	09/2022	21		(23,001)	97	3	(20)
U.S. Treasury 10-Year Note September Futures	09/2022	812		(96,247)	(1,142)	0	(825)
U.S. Treasury 30-Year Bond September Futures	09/2022	139		(19,269)	140	0	(235)
United Kingdom Long Gilt September Futures	09/2022	10		(1,387)	50	0	(22)

					$(3,401)	$3	$(2,839)

Total Futures Contracts					$(3,262)	$2,695	$(2,839)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-38 5-Year Index	(5.000)%	Quarterly	06/20/2027	$45,837	$1,272	$3	$1,275	$59	$0
CDX.IG-38 5-Year Index	(1.000)	Quarterly	06/20/2027	199,500	(22)	24	2	39	0

					$1,250	$27	$1,277	$98	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	300	$7	$(5)	$2	$0	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		1,400	34	(28)	6	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		1,000	22	(20)	2	0	0
iTraxx Crossover 37 5-Year Index	5.000	Quarterly	06/20/2027	EUR	51,000	3,229	(4,808)	(1,579)	0	(485)

						$3,292	$(4,861)	$(1,569)	$0	$(485)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	21,780	$7,577	$805	$8,382	$0	$(648)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2024	JPY	9,570,000	141	(223)	(82)	8	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028		1,640,000	201	(171)	30	15	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		1,000,000	5	37	42	0	(20)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		1,790,000	96	759	855	0	(54)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.300	Annual	12/21/2023	$	114,700	(20)	14	(6)	148	0
Pay	1-Day USD-SOFR Compounded-OIS	2.200	Annual	06/15/2024		31,500	(57)	(410)	(467)	75	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.530	Annual	06/21/2024		147,700	31	714	745	213	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	1.400	Annual	12/07/2024		291,800	122	(3,861)	(3,739)	434	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.130	Annual	06/21/2025		154,800	35	742	777	246	0
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		31,500	(120)	(794)	(914)	179	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		45,300	9,058	(915)	8,143	0	(410)
Pay	1-Year BRL-CDI	11.212	Maturity	01/02/2025	BRL	272,900	0	(1,339)	(1,339)	126	0
Pay	1-Year BRL-CDI	12.233	Maturity	01/02/2025		187,500	0	(285)	(285)	85	0
Pay(5)	3-Month AUD-BBR-BBSW	4.500	Quarterly	06/20/2024	AUD	82,200	(1)	310	309	84	0
Pay(5)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	265,200	(638)	194	(444)	191	0
Pay(5)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023	$	160,200	(2,947)	(708)	(3,655)	211	0
Pay(5)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	160,500	10	(555)	(545)	513	0

							$13,493	$(5,686)	$7,807	$2,528	$(1,132)

Total Swap Agreements							$18,035	$(10,520)	$7,515	$2,626	$(1,617)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,695	$2,626	$5,321	$(15,574)	$(2,839)	$(1,617)	$(20,030)

Cash of $47,229 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	ZAR	103,711		$6,759	$390	$0
	08/2022	GBP	2,437		3,048	79	0
	08/2022	JPY	5,646,000		43,469	1,770	0
	08/2022		$2,085	BRL	11,025	0	(4)
	08/2022		1,059	EUR	998	0	(10)
	08/2022		3,646	NOK	34,718	0	(119)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

BPS	07/2022	AUD	42,414		$29,429	$163	$(10)
	07/2022	MXN	1,628		78	0	(3)
	07/2022		$81	MXN	1,628	0	0
	07/2022	ZAR	6,438		$411	16	0
	09/2022	JPY	574,000		4,296	46	0
	09/2022	MXN	1,628		80	0	0

BRC	08/2022		$2,513	NOK	24,594	0	(14)
	09/2022	JPY	676,000		$5,059	53	0

BSH	07/2022	BRL	375,151		67,355	0	(4,329)
	07/2022		$69,126	BRL	375,151	2,557	0

CBK	08/2022	ILS	22,980		$7,015	426	0
	08/2022	NZD	651		407	0	0
	08/2022		$2,085	BRL	11,023	0	(5)
	08/2022		2,281	GBP	1,842	8	(45)
	09/2022	ILS	15,501		$4,826	368	0
	10/2022		15,501		4,834	366	0
	12/2022	PEN	9,343		2,228	0	(177)
	01/2023	ILS	14,997		4,746	395	0
	04/2023		14,904		4,528	178	0
	05/2023		22,448		6,710	147	0

DUB	08/2022	BRL	22,093		4,170	1	0
	08/2022	EUR	41,438		44,001	452	0
	08/2022	GBP	70,869		87,421	1,086	0
	10/2022	ILS	21,499		6,738	541	0
	12/2022	ZAR	143,200		9,114	452	0

GLM	07/2022	PEN	25,020		6,678	150	0

HUS	07/2022	CAD	6,257		4,956	95	0
	07/2022		$24,014	AUD	34,869	54	0
	08/2022	AUD	34,869		$24,017	0	(56)
	08/2022	BRL	7,313		1,401	19	0
	08/2022	CNH	48,758		7,261	0	(21)
	08/2022	GBP	747		904	0	(6)
	08/2022	JPY	1,581,400		11,765	79	0
	08/2022	NOK	7,655		774	0	(4)
	08/2022		$907	BRL	4,453	0	(70)
	08/2022		9,895	JPY	1,346,100	52	0
	05/2023	CNH	24,643		$3,672	0	(16)

JPM	08/2022		21,435		3,188	0	(14)
	08/2022	EUR	2,474		2,593	0	(7)
	08/2022	JPY	112,174		859	30	0
	08/2022	NOK	81,320		8,195	0	(68)
	08/2022		$1,401	BRL	7,320	0	(18)
	09/2022	ILS	40,503		$12,707	1,060	0
	04/2023		14,902		4,477	127	0

MYI	08/2022	BRL	4,451		907	71	0
	08/2022		$5,114	EUR	4,901	36	0

RBC	08/2022	NZD	297		$194	8	0

SCX	08/2022	CNH	86,490		12,911	1	(8)
	08/2022	NZD	1,020		641	4	0
	08/2022		$6,456	EUR	6,030	0	(119)
	09/2022	ZAR	130,585		$8,447	477	0

SOG	08/2022		$3,862	NOK	37,875	0	(13)

SSB	09/2022		119	MYR	520	0	(1)

TOR	07/2022		2,262	CAD	2,901	0	(9)
	08/2022	CAD	2,901		$2,262	9	0

UAG	07/2022		$5,389	AUD	7,545	0	(181)
	07/2022		1,095	ZAR	17,615	0	(14)

Total Forward Foreign Currency Contracts						$11,766	$(5,341)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.851%	08/04/2022	4,700	$50	$57

Total Purchased Options							$50	$57

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC AUD versus USD		$0.722	07/08/2022	11,870	$(61)	$(1)

BRC	Call - OTC AUD versus USD		0.738	08/11/2022	4,300	(25)	(3)

DUB	Call - OTC USD versus BRL	BRL	5.720	08/12/2022	20,840	(342)	(121)

MBC	Call - OTC USD versus BRL		5.615	08/09/2022	6,900	(107)	(53)

MYI	Call - OTC USD versus BRL		5.365	07/26/2022	4,200	(67)	(56)
	Call - OTC USD versus BRL		5.288	08/29/2022	4,400	(74)	(148)

						$(676)	$(382)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690%	04/02/2024	10,300	$(81)	$(74)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	10,300	(81)	(67)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	7,800	(61)	(56)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	7,800	(61)	(51)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	8,600	(54)	(59)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	8,600	(54)	(51)

							$(392)	$(358)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	$99.141	07/07/2022	2,517	$(17)	$(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 08/01/2052	97.820	08/04/2022	17,100	(104)	(88)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	99.367	08/04/2022	8,600	(54)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	99.750	08/04/2022	9,400	(44)	(45)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	99.828	08/04/2022	4,300	(11)	(22)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2052	92.656	08/04/2022	4,000	(35)	(30)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2052	93.098	08/04/2022	13,000	(102)	(122)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 08/01/2052	98.344	08/04/2022	8,500	(42)	(60)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 07/01/2052	96.000	07/07/2022	8,600	(45)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	97.305	07/07/2022	10,200	(64)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	99.156	07/07/2022	4,483	(32)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 07/01/2052	99.078	07/07/2022	4,300	(20)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	99.773	08/04/2022	17,300	(46)	(85)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	99.867	08/04/2022	17,700	(46)	(93)

					$(662)	$(644)

Total Written Options					$(1,730)	$(1,384)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	Colombia Government International Bond	1.000%	Quarterly	06/20/2027	2.912%	$	1,000	$(48)	$(35)	$0	$(83)

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.726		2,400	(117)	(48)	0	(165)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912		900	(32)	(43)	0	(75)

MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912		3,200	(152)	(113)	0	(265)

Total Swap Agreements								$(349)	$(239)	$0	$(588)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,239	$0	$0	$2,239	$(133)	$(182)	$0	$(315)	$1,924	$(2,110)	$(186)
BPS	225	0	0	225	(13)	0	(83)	(96)	129	(260)	(131)
BRC	53	0	0	53	(14)	(3)	0	(17)	36	0	36
BSH	2,557	0	0	2,557	(4,329)	0	0	(4,329)	(1,772)	1,794	22
CBK	1,888	0	0	1,888	(227)	(141)	(240)	(608)	1,280	(930)	350
DUB	2,532	0	0	2,532	0	(121)	0	(121)	2,411	(2,640)	(229)
FAR	0	0	0	0	0	(107)	0	(107)	(107)	0	(107)
GLM	150	0	0	150	0	0	0	0	150	0	150
HUS	299	0	0	299	(173)	0	0	(173)	126	0	126
JPM	1,217	0	0	1,217	(107)	(22)	0	(129)	1,088	(900)	188
MBC	0	0	0	0	0	(53)	0	(53)	(53)	0	(53)
MSB	0	0	0	0	0	0	0	0	0	385	385
MSC	0	0	0	0	0	(212)	0	(212)	(212)	0	(212)
MYC	0	0	0	0	0	0	(265)	(265)	(265)	369	104
MYI	107	0	0	107	0	(204)	0	(204)	(97)	0	(97)
NGF	0	57	0	57	0	(110)	0	(110)	(53)	0	(53)
RBC	8	0	0	8	0	0	0	0	8	0	8
SAL	0	0	0	0	0	(229)	0	(229)	(229)	539	310
SCX	482	0	0	482	(127)	0	0	(127)	355	(310)	45
SOG	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
SSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	9	0	0	9	(9)	0	0	(9)	0	0	0
UAG	0	0	0	0	(195)	0	0	(195)	(195)	0	(195)

Total Over the Counter	$11,766	$57	$0	$11,823	$(5,341)	$(1,384)	$(588)	$(7,313)

(j)

Securities with an aggregate market value of $3,087 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO Low Duration Portfolio	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,695	$2,695
Swap Agreements	0	98	0	0	2,528	2,626

	$0	$98	$0	$0	$5,223	$5,321

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,766	$0	$11,766
Purchased Options	0	0	0	0	57	57

	$0	$0	$0	$11,766	$57	$11,823

	$0	$98	$0	$11,766	$5,280	$17,144

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$15,574	$15,574
Futures	0	0	0	0	2,839	2,839
Swap Agreements	0	485	0	0	1,132	1,617

	$0	$485	$0	$0	$19,545	$20,030

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,341	$0	$5,341
Written Options	0	0	0	382	1,002	1,384
Swap Agreements	0	588	0	0	0	588

	$0	$588	$0	$5,723	$1,002	$7,313

	$0	$1,073	$0	$5,723	$20,547	$27,343

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(15,490)	$(15,490)
Swap Agreements	0	(2,321)	0	0	777	(1,544)

	$0	$(2,321)	$0	$0	$(14,713)	$(17,034)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,715	$0	$27,715
Written Options	0	0	0	0	(2,049)	(2,049)
Swap Agreements	0	113	0	0	0	113

	$0	$113	$0	$27,715	$(2,049)	$25,779

	$0	$(2,208)	$0	$27,715	$(16,762)	$8,745

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(9,618)	$(9,618)
Futures	0	0	0	0	(753)	(753)
Swap Agreements	0	(4,772)	0	0	(3,230)	(8,002)

	$0	$(4,772)	$0	$0	$(13,601)	$(18,373)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,583	$0	$6,583
Purchased Options	0	0	0	0	6	6
Written Options	0	0	0	294	(15)	279
Swap Agreements	0	(238)	0	0	0	(238)

	$0	$(238)	$0	$6,877	$(9)	$6,630

	$0	$(5,010)	$0	$6,877	$(13,610)	$(11,743)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$231,243	$0	$231,243
Industrials	0	105,076	0	105,076
Utilities	0	37,230	0	37,230
U.S. Government Agencies	0	248,758	0	248,758
U.S. Treasury Obligations	0	2,077	0	2,077
Non-Agency Mortgage-Backed Securities	0	205,250	0	205,250
Asset-Backed Securities	0	246,621	0	246,621
Sovereign Issues	0	33,384	0	33,384
Short-Term Instruments
Repurchase Agreements	0	352,213	0	352,213
Short-Term Notes	0	13,582	0	13,582
Argentina Treasury Bills	0	32	0	32
Israel Treasury Bills	0	47,898	0	47,898
Japan Treasury Bills	0	50,835	0	50,835
U.S. Treasury Bills	0	34,389	0	34,389
U.S. Treasury Cash Management Bills	0	98,625	0	98,625

	$0	$1,707,213	$0	$1,707,213

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$60,205	$0	$0	$60,205

Total Investments	$60,205	$1,707,213	$0	$1,767,418

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(139,050)	$0	$(139,050)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	761	4,560	0	5,321
Over the counter	0	11,823	0	11,823

	$761	$16,383	$0	$17,144

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,301)	(18,729)	0	(20,030)
Over the counter	0	(7,313)	0	(7,313)

	$(1,301)	$(26,042)	$0	$(27,343)

Total Financial Derivative Instruments	$(540)	$(9,659)	$0	$(10,199)

Totals	$59,665	$1,558,504	$0	$1,618,169

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements	(Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-

dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$103,276	$517	$(42,200)	$626	$(2,146)	$60,073	$517	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$232	$0	$(100)	$(1)	$1	$132	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘cap,’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘floor,’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities,

and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk   is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk   is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments,

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk   An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk   As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$ 0	$ 9,651

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,252,348	$1,165,664	$436,828	$281,637

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	229	$2,280	1,046	$10,847

Administrative Class	8,706	85,568	19,316	199,846

Advisor Class	5,159	51,579	15,656	161,973
Issued as reinvestment of distributions

Institutional Class	7	66	11	111

Administrative Class	434	4,281	547	5,649

Advisor Class	355	3,496	356	3,677
Cost of shares redeemed

Institutional Class	(836)	(8,428)	(405)	(4,201)

Administrative Class	(21,759)	(215,559)	(27,985)	(289,522)

Advisor Class	(6,765)	(67,039)	(11,405)	(117,877)

Net increase (decrease) resulting from Portfolio share transactions	(14,470)	$(143,756)	(2,863)	$(29,497)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 41% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$15,867	$10,619

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$1,693,539	$20,780	$(92,762)	$(71,982)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	MBC	HSBC Bank Plc	SOG	Societe Generale Paris

CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co. LLC.	STR	State Street FICC Repo

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NOK	Norwegian Krone

AUD	Australian Dollar	ILS	Israeli Shekel	NZD	New Zealand Dollar

BRL	Brazilian Real	JPY	Japanese Yen	PEN	Peruvian New Sol

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	MYR	Malaysian Ringgit	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

BBSW3M	3 Month Bank Bill Swap Rate	MUTKCALM	Tokyo Overnight Average Rate	TSFR1M	Term SOFR 1-Month

BP0003M	3 Month GBP-LIBOR	SOFR	Secured Overnight Financing Rate	US0001M	ICE 1-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	SOFR30A	30-day Secured Overnight Financing Rate Average	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ABS	Asset-Backed Security	BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	EURIBOR	Euro Interbank Offered Rate

ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

BBSW	Bank Bill Swap Reference Rate	DAC	Designated Activity Company	TBA	To-Be-Announced

46	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT14SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Real Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight

4	PIMCO VARIABLE INSURANCE TRUST

borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each fiscal

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Real Return Portfolio (Cont.)

quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

U.S. Treasury Obligations	60.8%

Short-Term Instruments‡	22.0%

Sovereign Issues	6.1%

Asset-Backed Securities	5.8%

U.S. Government Agencies	2.5%

Non-Agency Mortgage-Backed Securities	1.5%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	(9.19)%	(5.73)%	3.19%	1.69%	5.35%
PIMCO Real Return Portfolio Administrative Class	(9.26)%	(5.87)%	3.03%	1.54%	5.29%
PIMCO Real Return Portfolio Advisor Class	(9.31)%	(5.96)%	2.93%	1.44%	3.57%
Bloomberg U.S. TIPS Index±	(8.92)%	(5.14)%	3.21%	1.73%	5.14%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.52% for Institutional Class shares, 0.67% for Administrative Class shares, and 0.77% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute returns, as TIPS posted negative returns.

»

Curve positioning in eurozone interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities detracted from relative performance, as intermediate maturities underperformed.

»	Exposure to U.S. agency residential mortgage-backed securities (“MBS”) detracted from relative performance, as U.S. agency residential MBS spreads widened.

»	Underweight exposure to U.K. breakeven inflation (“BEI”), most notably over the first five months of the reporting period, detracted from relative returns, as U.K. BEI rose over that period.

»

Overweight exposure to European BEI or the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as European BEI moved higher.

»	Overweight exposure to Japanese BEI contributed to relative performance, as Japanese BEI moved higher.

»	There were no additional material contributors for this Portfolio.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example	PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$908.10	$2.76	$1,000.00	$1,021.63	$2.92	0.59%
Administrative Class	1,000.00	907.40	3.46	1,000.00	1,020.89	3.67	0.74
Advisor Class	1,000.00	906.90	3.93	1,000.00	1,020.40	4.16	0.84

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Tax Basis Return of Capital	Total
Institutional Class

01/01/2022 - 06/30/2022+	$13.99	$0.56	$(1.82)	$(1.26)	$(0.55)	$0.00	$0.00	$(0.55)

12/31/2021	13.92	0.74	0.04	0.78	(0.71)	0.00	0.00	(0.71)

12/31/2020	12.64	0.19	1.30	1.49	(0.21)	0.00	0.00	(0.21)

12/31/2019	11.85	0.24	0.77	1.01	(0.22)	0.00	0.00	(0.22)

12/31/2018	12.42	0.34	(0.59)	(0.25)	(0.32)	0.00	0.00	(0.32)

12/31/2017	12.27	0.32	0.14	0.46	(0.26)	0.00	(0.05)	(0.31)
Administrative Class

01/01/2022 - 06/30/2022+	13.99	0.55	(1.82)	(1.27)	(0.54)	0.00	0.00	(0.54)

12/31/2021	13.92	0.71	0.05	0.76	(0.69)	0.00	0.00	(0.69)

12/31/2020	12.64	0.17	1.30	1.47	(0.19)	0.00	0.00	(0.19)

12/31/2019	11.85	0.22	0.78	1.00	(0.21)	0.00	0.00	(0.21)

12/31/2018	12.42	0.32	(0.59)	(0.27)	(0.30)	0.00	0.00	(0.30)

12/31/2017	12.27	0.30	0.14	0.44	(0.24)	0.00	(0.05)	(0.29)
Advisor Class

01/01/2022 - 06/30/2022+	13.99	0.54	(1.82)	(1.28)	(0.53)	0.00	0.00	(0.53)

12/31/2021	13.92	0.71	0.04	0.75	(0.68)	0.00	0.00	(0.68)

12/31/2020	12.64	0.15	1.31	1.46	(0.18)	0.00	0.00	(0.18)

12/31/2019	11.85	0.21	0.77	0.98	(0.19)	0.00	0.00	(0.19)

12/31/2018	12.42	0.32	(0.60)	(0.28)	(0.29)	0.00	0.00	(0.29)

12/31/2017	12.27	0.29	0.14	0.43	(0.23)	0.00	(0.05)	(0.28)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.18	(9.19)%	$211,186	0.59	%*	0.59	%*	0.50	%*	0.50	%*	8.64	%*	51%

13.99	5.74	233,090	0.52		0.52		0.50		0.50		5.30		162

13.92	11.88	199,783	0.69		0.69		0.50		0.50		1.39		240

12.64	8.60	189,206	1.38		1.38		0.50		0.50		1.96		231

11.85	(2.06)	180,506	1.27		1.27		0.50		0.50		2.80		234

12.42	3.81	181,673	0.89		0.89		0.50		0.50		2.60		157

12.18	(9.26)	1,137,871	0.74	*	0.74	*	0.65	*	0.65	*	8.45	*	51

13.99	5.59	1,326,535	0.67		0.67		0.65		0.65		5.13		162

13.92	11.71	1,278,844	0.84		0.84		0.65		0.65		1.24		240

12.64	8.44	1,205,456	1.53		1.53		0.65		0.65		1.81		231

11.85	(2.21)	1,266,321	1.42		1.42		0.65		0.65		2.67		234

12.42	3.65	1,476,888	1.04		1.04		0.65		0.65		2.40		157

12.18	(9.31)	355,786	0.84	*	0.84	*	0.75	*	0.75	*	8.38	*	51

13.99	5.48	396,259	0.77		0.77		0.75		0.75		5.09		162

13.92	11.60	344,989	0.94		0.94		0.75		0.75		1.09		240

12.64	8.33	366,402	1.63		1.63		0.75		0.75		1.70		231

11.85	(2.31)	386,746	1.52		1.52		0.75		0.75		2.60		234

12.42	3.55	520,684	1.14		1.14		0.75		0.75		2.35		157

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Real Return Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,499,144
Investments in Affiliates	340
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,544
Over the counter	18,397
Deposits with counterparty	6,820
Foreign currency, at value	5,747
Receivable for investments sold	822,902
Receivable for investments sold on a delayed-delivery basis	407
Receivable for TBA investments sold	21,888
Receivable for Portfolio shares sold	580
Interest and/or dividends receivable	5,509
Dividends receivable from Affiliates	5
Total Assets	3,386,283

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,015,575
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,381
Over the counter	21,859
Payable for investments purchased	548,497
Payable for investments in Affiliates purchased	5
Payable for TBA investments purchased	77,614
Deposits from counterparty	4,443
Payable for Portfolio shares redeemed	5,132
Accrued investment advisory fees	358
Accrued supervisory and administrative fees	358
Accrued distribution fees	74
Accrued servicing fees	144
Total Liabilities	1,681,440

Net Assets	$1,704,843

Net Assets Consist of:

Paid in capital	$1,916,624
Distributable earnings (accumulated loss)	(211,781)

Net Assets	$1,704,843

Net Assets:

Institutional Class	$211,186
Administrative Class	1,137,871
Advisor Class	355,786

Shares Issued and Outstanding:

Institutional Class	17,336
Administrative Class	93,405
Advisor Class	29,205

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.18
Administrative Class	12.18
Advisor Class	12.18

Cost of investments in securities	$2,641,418
Cost of investments in Affiliates	$340
Cost of foreign currency held	$6,413
Cost or premiums of financial derivative instruments, net	$(2,875)

* Includes repurchase agreements of:	$548,068

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Real Return Portfolio

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$82,922
Dividends, net of foreign taxes*	314
Dividends from Investments in Affiliates	14
Total Income	83,250

Expenses:

Investment advisory fees	2,262
Supervisory and administrative fees	2,262
Distribution and/or servicing fees - Administrative Class	916
Distribution and/or servicing fees - Advisor Class	461
Trustee fees	29
Interest expense	825
Miscellaneous expense	2
Total Expenses	6,757

Net Investment Income (Loss)	76,493

Net Realized Gain (Loss):

Investments in securities	(23,748)
Investments in Affiliates	(13)
Exchange-traded or centrally cleared financial derivative instruments	27,681
Over the counter financial derivative instruments	11,601
Foreign currency	(1,793)

Net Realized Gain (Loss)	13,728

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(268,164)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	1,934
Over the counter financial derivative instruments	(854)
Foreign currency assets and liabilities	(652)

Net Change in Unrealized Appreciation (Depreciation)	(267,734)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(177,513)

* Foreign tax withholdings - Dividends	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$76,493	$95,612
Net realized gain (loss)	13,728	86,194
Net change in unrealized appreciation (depreciation)	(267,734)	(80,560)

Net Increase (Decrease) in Net Assets Resulting from Operations	(177,513)	101,246

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(9,334)	(10,876)
Administrative Class	(50,797)	(63,361)
Advisor Class	(15,199)	(18,176)

Total Distributions(a)	(75,330)	(92,413)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	1,802	123,435

Total Increase (Decrease) in Net Assets	(251,041)	132,268

Net Assets:

Beginning of period	1,955,884	1,823,616
End of period	$1,704,843	$1,955,884

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows	PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(177,513)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,257,378)
Proceeds from sales of long-term securities	1,454,647
(Purchases) Proceeds from sales of short-term portfolio investments, net	(19,419)
(Increase) decrease in deposits with counterparty	(3,282)
(Increase) decrease in receivable for investments sold	321,423
(Increase) decrease in interest and/or dividends receivable	149
(Increase) decrease in dividends receivable from Affiliates	(5)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	32,444
Proceeds from (Payments on) over the counter financial derivative instruments	11,326
Increase (decrease) in payable for investments purchased	(56,668)
Increase (decrease) in deposits from counterparty	3,833
Increase (decrease) in accrued investment advisory fees	(77)
Increase (decrease) in accrued supervisory and administrative fees	(77)
Increase (decrease) in accrued distribution fees	(14)
Increase (decrease) in accrued servicing fees	(33)
Proceeds from (Payments on) foreign currency transactions	(2,445)
Net Realized (Gain) Loss
Investments in securities	23,748
Investments in Affiliates	13
Exchange-traded or centrally cleared financial derivative instruments	(27,681)
Over the counter financial derivative instruments	(11,601)
Foreign currency	1,793
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	268,164
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(1,934)
Over the counter financial derivative instruments	854
Foreign currency assets and liabilities	652
Net amortization (accretion) on investments	11,583

Net Cash Provided by (Used for) Operating Activities	572,500

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	179,166
Payments on shares redeemed	(244,415)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	23,653
Payments on reverse repurchase agreements	(23,653)
Proceeds from sale-buyback transactions	15,266,646
Payments on sale-buyback transactions	(15,774,071)

Net Cash Received from (Used for) Financing Activities	(572,674)

Net Increase (Decrease) in Cash and Foreign Currency	(174)

Cash and Foreign Currency:

Beginning of period	5,921
End of period	$5,747

* Reinvestment of distributions	$75,330

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$982

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Real Return Portfolio

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Hilton Worldwide Finance LLC
3.374% (LIBOR01M + 1.750%) due 06/22/2026 ~		$77	$74

Total Loan Participations and Assignments (Cost $77)			74

CORPORATE BONDS & NOTES 1.3%

BANKING & FINANCE 1.3%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		120	98

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		2,600	2,602

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,800	1,794

ING Bank NV
2.625% due 12/05/2022		3,200	3,198

Jackson National Life Global Funding
2.375% due 09/15/2022		500	499

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(d)(e)	EUR	600	592

Mitsubishi HC Capital, Inc.
3.960% due 09/19/2023		$400	400

Natwest Group PLC
3.747% (US0003M + 1.550%) due 06/25/2024 ~		2,100	2,103
4.519% due 06/25/2024 •		1,400	1,397

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022		200	200

UniCredit SpA
7.830% due 12/04/2023		8,450	8,754

			21,637

INDUSTRIALS 0.0%

Flex Ltd.
5.000% due 02/15/2023		100	101

Toyota Tsusho Corp.
3.625% due 09/13/2023		200	200

VMware, Inc.
3.900% due 08/21/2027		190	182

			483

UTILITIES 0.0%

Eversource Energy
2.900% due 10/01/2024		100	98

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	98

			196

Total Corporate Bonds & Notes (Cost $22,234)			22,316

U.S. GOVERNMENT AGENCIES 3.7%

Fannie Mae
1.066% (US0001M + 0.060%) due 12/25/2036 ~		12	12
1.524% due 07/01/2044 - 09/01/2044 •		12	12
1.774% due 08/25/2034 •		13	13
1.974% due 07/25/2037 •		3	3
1.974% (US0001M + 0.350%) due 05/25/2042 ~		25	24
2.038% due 10/01/2035 •		13	13
2.064% due 05/25/2036 •		5	5
2.084% due 05/25/2035 ~		86	88

Freddie Mac
1.150% due 07/15/2044 •		1,175	1,159
1.524% due 02/25/2045 •		291	297
1.676% due 10/25/2044 •		950	976
1.774% due 09/15/2042 •		1,680	1,666

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.884% (US0001M + 0.260%) due 08/25/2031 ~	$17	$17
2.126% due 12/01/2035 •	20	20
2.350% due 01/01/2034 •	14	14

Ginnie Mae
0.382% due 08/20/2068 •	1,957	1,909
1.968% due 04/20/2067 •	1,556	1,538

U.S. Small Business Administration
6.020% due 08/01/2028	131	135

Uniform Mortgage-Backed Security, TBA
3.000% due 08/01/2052	4,700	4,374
3.500% due 07/01/2052 - 08/01/2052	18,140	17,430
4.000% due 07/01/2052	33,600	33,143

Total U.S. Government Agencies (Cost $63,443)		62,848

U.S. TREASURY OBLIGATIONS 89.1%

U.S. Treasury Bonds
1.625% due 11/15/2050 (h)(l)	9,320	6,559

U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2023	46,035	46,815
0.125% due 10/15/2024	28,504	28,685
0.125% due 04/15/2025	9,747	9,754
0.125% due 10/15/2025 (j)(l)	8,355	8,351
0.125% due 04/15/2026	18,407	18,241
0.125% due 07/15/2026 (h)	48,815	48,439
0.125% due 10/15/2026 (h)	44,851	44,461
0.125% due 04/15/2027	15,561	15,328
0.125% due 01/15/2030	38,693	36,960
0.125% due 07/15/2030	33,258	31,742
0.125% due 01/15/2031	14,402	13,710
0.125% due 07/15/2031 (h)	65,593	62,422
0.125% due 01/15/2032 (h)	73,202	69,549
0.125% due 02/15/2051	18,264	14,098
0.125% due 02/15/2052 (l)	6,230	4,848
0.250% due 01/15/2025	13,913	14,000
0.250% due 07/15/2029 (h)	64,612	62,693
0.250% due 02/15/2050	9,523	7,534
0.375% due 07/15/2023	30,973	31,521
0.375% due 07/15/2025	9,060	9,154
0.375% due 01/15/2027	30,274	30,175
0.375% due 07/15/2027	38,120	38,001
0.500% due 04/15/2024 (j)	25,375	25,730
0.500% due 01/15/2028 (h)	83,060	82,537
0.625% due 04/15/2023 (h)(j)	88,050	89,560
0.625% due 01/15/2024 (l)	5,327	5,419
0.625% due 01/15/2026	26,393	26,698
0.625% due 02/15/2043 (l)	8,323	7,367
0.750% due 07/15/2028	38,220	38,516
0.750% due 02/15/2042	43,686	39,983
0.750% due 02/15/2045 (h)	59,954	53,786
0.875% due 01/15/2029 (h)	61,130	61,739
0.875% due 02/15/2047	22,997	21,292
1.000% due 02/15/2046	30,232	28,704
1.000% due 02/15/2048 (l)	6,361	6,085
1.375% due 02/15/2044 (h)	70,869	72,613
1.750% due 01/15/2028 (h)	55,766	59,224
2.000% due 01/15/2026	25,594	27,115
2.125% due 02/15/2040	11,796	13,789
2.125% due 02/15/2041	8,646	10,060
2.375% due 01/15/2025 (h)	48,320	51,214
2.375% due 01/15/2027 (l)	444	483
2.500% due 01/15/2029	23,935	26,622
3.375% due 04/15/2032 (l)	2,452	3,066
3.625% due 04/15/2028 (h)	45,290	52,926
3.875% due 04/15/2029 (h)	49,388	59,664

U.S. Treasury Notes
1.750% due 12/31/2024 (h)(l)	2,120	2,055

Total U.S. Treasury Obligations (Cost $1,636,664)		1,519,287

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

Adjustable Rate Mortgage Trust
3.223% due 05/25/2036 ^~	74	68

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alliance Bancorp Trust
2.104% (US0001M + 0.480%) due 07/25/2037 ~		$590	$512

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~		152	146

AREIT Trust
3.508% due 04/15/2037 •		210	203

Banc of America Funding Trust
2.736% due 02/20/2036 ~		95	92
3.461% due 01/20/2047 ^~		80	76

Banc of America Mortgage Trust
2.733% due 02/25/2036 ^~		105	100
3.356% due 06/25/2035 ~		16	14

Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 10/25/2035 •		147	146
2.951% due 03/25/2035 ~		122	116
2.961% due 01/25/2035 ~		71	67
3.333% due 02/25/2036 ^~		24	22
3.440% due 07/25/2036 ^~		108	100

Bear Stearns ALT-A Trust
3.074% due 09/25/2035 ^~		594	395
3.370% due 03/25/2036 ^~		269	226

Chase Mortgage Finance Trust
3.080% due 02/25/2037 ~		9	9

ChaseFlex Trust
6.000% due 02/25/2037 ^		290	139

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.904% due 01/25/2035 •		2	2

Citigroup Mortgage Loan Trust
2.490% due 03/25/2036 ^•		162	151
3.313% due 03/25/2037 ^~		1,000	896
3.396% due 09/25/2037 ^~		240	219
3.950% due 05/25/2035 •		3	3

Citigroup Mortgage Loan Trust, Inc.
3.440% (H15T1Y + 1.800%) due 09/25/2035 ~		3	3
5.500% due 08/25/2034		31	29

Countrywide Alternative Loan Trust
1.476% due 12/25/2035 •		36	31
1.792% due 02/20/2047 ^•		236	184
1.984% due 05/25/2047 •		62	54
2.004% due 09/25/2046 ^•		1,442	1,373
2.184% due 12/25/2035 •		17	16
6.000% due 03/25/2037 ^		2,620	1,208
6.000% due 04/25/2037		283	258

Countrywide Home Loan Mortgage Pass-Through Trust
2.701% due 10/20/2035 ~		758	725
3.042% due 05/20/2036 ^~		49	46
5.500% due 08/25/2035 ^		22	18
6.000% due 04/25/2036		259	158
6.000% due 03/25/2037 ^		847	490

Credit Suisse Mortgage Capital Certificates
5.907% due 10/26/2036 ~		112	99

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
1.724% (US0001M + 0.100%) due 10/25/2036 ^~		6	5

Eurosail PLC
2.540% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	935	1,129
2.540% due 06/13/2045 •		367	443

First Horizon Alternative Mortgage Securities Trust
2.778% due 06/25/2034 ~		$72	70
6.000% due 02/25/2037 ^		279	137

First Horizon Mortgage Pass-Through Trust
3.213% due 08/25/2035 ~		91	62

Great Hall Mortgages PLC
1.048% (SONIO/N + 0.269%) due 06/18/2038 ~	GBP	44	52
1.743% (BP0003M + 0.130%) due 03/18/2039 ~		50	60

GreenPoint Mortgage Funding Trust
1.984% due 09/25/2046 •		$210	191
2.064% (US0001M + 0.440%) due 06/25/2045 ~		105	98

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.164% (US0001M + 0.540%) due 11/25/2045 ~		$89	$78

GSR Mortgage Loan Trust
2.518% due 12/25/2034 ~		78	72
2.568% due 01/25/2035 ~		32	31
2.938% due 09/25/2035 ~		67	65
3.574% due 07/25/2035 ~		56	55

HarborView Mortgage Loan Trust
1.802% (US0001M + 0.190%) due 09/19/2037 ~		37	34
2.052% due 05/19/2035 •		27	25
2.172% (US0001M + 0.560%) due 02/19/2036 ~		75	43
2.292% due 06/20/2035 •		42	39

Hawksmoor Mortgages
1.703% due 05/25/2053 •	GBP	4,874	5,922

IndyMac INDA Mortgage Loan Trust
3.133% due 11/25/2035 ^~		$24	23

IndyMac INDX Mortgage Loan Trust
2.184% due 07/25/2035 •		129	100
2.404% due 05/25/2034 •		9	8
3.016% due 12/25/2034 ~		46	45

JP Morgan Mortgage Trust
2.496% due 02/25/2035 ~		41	39
2.661% due 08/25/2035 ~		63	61
2.725% due 09/25/2035 ~		13	11
2.870% due 07/25/2035 ~		37	37
2.909% due 08/25/2035 ^~		52	46
2.947% due 07/25/2035 ~		105	102
3.043% due 07/27/2037 ~		248	232

Lehman XS Trust
2.774% (US0001M + 2.300%) due 12/25/2037 ~		1,943	1,995

MASTR Adjustable Rate Mortgages Trust
3.052% due 11/21/2034 ~		46	44

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.024% due 11/15/2031 •		34	33

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.764% (US0001M + 0.440%) due 12/15/2030 ~		36	34

Merrill Lynch Mortgage Investors Trust
2.124% due 11/25/2035 •		34	32
2.931% due 12/25/2035 ~		46	35

Morgan Stanley Mortgage Loan Trust
2.535% due 06/25/2036 ~		116	115

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		4,294	4,161

Residential Accredit Loans, Inc. Trust
1.259% due 10/25/2037 ~		747	689
1.924% (US0001M + 0.300%) due 08/25/2035 ~		42	33

Residential Asset Securitization Trust
2.024% due 05/25/2035 •		455	317
6.500% due 09/25/2036 ^		210	92

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		137	120

Residential Mortgage Securities PLC
2.040% due 06/20/2070 •	GBP	1,998	2,425

Sequoia Mortgage Trust
1.995% due 07/20/2036 •		$247	220
2.295% due 10/19/2026 •		11	11

Stratton Mortgage Funding PLC
1.853% due 05/25/2051 •	GBP	1,209	1,473

Structured Adjustable Rate Mortgage Loan Trust
1.876% due 01/25/2035 ^•		$51	45
2.543% due 02/25/2034 ~		37	36
2.961% due 08/25/2035 ~		48	45

Structured Asset Mortgage Investments Trust
2.004% due 06/25/2036 •		15	15
2.044% due 04/25/2036 •		91	81
2.095% due 07/19/2035 •		255	238
2.255% (US0001M + 0.660%) due 10/19/2034 ~		24	23

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
2.244% due 06/25/2044 •		$2,297	$2,135

Towd Point Mortgage Funding PLC
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~	GBP	3,629	4,404

Wachovia Mortgage Loan Trust
2.084% due 01/25/2037 •		$1,236	574

WaMu Mortgage Pass-Through Certificates Trust
1.134% due 12/25/2046 •		33	30
1.206% due 01/25/2047 •		229	216
1.246% due 05/25/2047 •		169	153
1.476% due 02/25/2046 •		51	47
1.676% due 11/25/2042 •		7	6
1.723% due 07/25/2046 •		322	289
1.723% due 11/25/2046 •		42	39
2.819% due 08/25/2035 ~		9	8
2.867% due 12/25/2035 ~		53	51

Total Non-Agency Mortgage-Backed Securities (Cost $40,698)			37,973

ASSET-BACKED SECURITIES 8.5%

522 Funding CLO Ltd.
2.103% due 10/20/2031 •		1,200	1,173

ACE Securities Corp. Home Equity Loan Trust
2.024% (US0001M + 0.200%) due 03/25/2037 ~		354	180

ALME Loan Funding Designated Activity Co.
0.750% (EUR003M + 0.750%) due 04/15/2032 ~	EUR	800	817

American Money Management Corp. CLO Ltd.
2.352% (US0003M + 0.950%) due 11/10/2030 ~		$800	787

Anchorage Capital CLO Ltd.
2.094% due 07/15/2030 •		1,200	1,186
2.276% due 07/22/2032 •		1,100	1,069

Apidos CLO
1.944% (US0003M + 0.900%) due 07/18/2029 ~		2,400	2,363
1.974% due 07/17/2030 •		1,100	1,084

Arbor Realty Commercial Real Estate Notes Ltd.
2.229% due 01/15/2037 •		4,700	4,568

Ares CLO Ltd.
1.914% (US0003M + 0.870%) due 01/15/2029 ~		269	265
2.094% (US0003M + 1.050%) due 01/15/2032 ~		700	683

Ares European CLO DAC
0.610% (EUR003M + 0.610%) due 04/15/2030 ~	EUR	1,188	1,220
0.780% due 10/15/2031 •		300	307

Argent Mortgage Loan Trust
2.104% due 05/25/2035 •		$493	443

Argent Securities Trust
1.944% due 05/25/2036 •		116	32

Atlas Senior Loan Fund Ltd.
2.134% (US0003M + 1.090%) due 01/15/2031 ~		491	484
2.194% due 01/16/2030 •		1,197	1,185

Atrium Corp.
1.966% due 04/22/2027 •		2,457	2,421

Barings CLO Ltd.
2.133% (US0003M + 1.070%) due 01/20/2032 ~		2,100	2,054

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		22	22

BDS Ltd.
3.307% due 03/19/2039 •		1,600	1,586

Benefit Street Partners CLO Ltd.
1.994% due 10/15/2030 •		800	785

Birch Grove CLO Ltd.
2.959% due 06/15/2031 •		800	786

Black Diamond CLO DAC
0.650% due 10/03/2029 •	EUR	197	206
0.980% (EUR003M + 0.980%) due 05/15/2032 ~		400	410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.012% due 10/03/2029 •		$133	$133

BlueMountain Fuji EUR CLO III DAC
0.720% due 01/15/2031 •	EUR	300	306

Brookside Mill CLO Ltd.
1.864% (US0003M + 0.820%) due 01/17/2028 ~		$171	171

Cairn CLO DAC
0.780% (EUR003M + 0.780%) due 10/15/2031 ~	EUR	300	306

Carlyle Euro CLO DAC
0.630% (EUR003M + 0.630%) due 08/15/2030 ~		599	615

Carlyle Global Market Strategies CLO Ltd.
2.216% due 04/22/2032 •		$300	294
2.361% due 08/14/2030 •		1,800	1,774

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •	EUR	700	721

Carlyle U.S. CLO Ltd.
2.224% (US0003M + 1.180%) due 01/15/2030 ~		$500	492

Carlyle U.S. CLO Ltd.
2.063% (US0003M + 1.000%) due 04/20/2031 ~		2,500	2,454

Carrington Mortgage Loan Trust
2.313% due 07/20/2030 •		600	593

Catamaran CLO Ltd.
2.236% due 04/22/2030 •		1,492	1,473

Cedar Funding CLO Ltd.
2.144% (US0003M + 1.100%) due 07/17/2031 ~		600	588

CIFC Funding Ltd.
2.044% due 04/18/2031 •		500	491
2.108% due 04/23/2029 •		479	475
2.134% (US0003M + 0.950%) due 10/24/2030 ~		2,900	2,853

CIT Mortgage Loan Trust
2.974% due 10/25/2037 •		152	151
3.124% due 10/25/2037 •		3,400	3,184

Citigroup Mortgage Loan Trust
1.704% due 01/25/2037 •		86	66

College Loan Corp. Trust
1.434% (US0003M + 0.250%) due 01/25/2024 ~		800	777

Contego CLO DAC
0.640% due 01/23/2030 •	EUR	799	823

Countrywide Asset-Backed Certificates
1.874% (US0001M + 0.250%) due 03/25/2037 ~		$1,260	1,198

Countrywide Asset-Backed Certificates Trust
1.814% due 11/25/2037 •		2,816	2,612

Countrywide Asset-Backed Certificates Trust, Inc.
2.364% (US0001M + 0.740%) due 08/25/2047 ~		140	134

Credit-Based Asset Servicing & Securitization LLC
1.844% due 07/25/2037 •		688	488
2.674% due 06/25/2035 •		386	375

Credit-Based Asset Servicing & Securitization Trust
1.684% (US0001M + 0.060%) due 11/25/2036 ~		52	26

Crestline Denali CLO Ltd.
2.093% (US0003M + 1.030%) due 04/20/2030 ~		800	788
2.324% due 10/23/2031 •		500	489

Dryden Euro CLO DAC
0.860% due 05/15/2034 •	EUR	300	304

Dryden Senior Loan Fund
2.014% due 04/18/2031 •		$600	589

Ellington Loan Acquisition Trust
2.724% due 05/25/2037 •		334	324

First Franklin Mortgage Loan Trust
2.329% (US0001M + 0.705%) due 11/25/2036 ~		2,400	2,315

Fremont Home Loan Trust
1.759% due 10/25/2036 •		699	635

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gallatin CLO Ltd.
2.134% due 07/15/2031 •		$500	$490

GoldenTree Loan Management U.S. CLO Ltd.
1.973% due 11/20/2030 •		500	489

GSAA Home Equity Trust
6.720% due 03/25/2046 þ		258	167

GSAMP Trust
1.694% (US0001M + 0.070%) due 12/25/2036 ~		66	35
2.359% due 09/25/2035 ^•		36	35
2.599% due 03/25/2035 ^•		39	36

Halseypoint Clo Ltd.
2.736% due 11/30/2032 •		600	590

Harvest CLO DAC
0.760% due 07/15/2031 •	EUR	1,400	1,413

Home Equity Asset Trust
2.299% (US0001M + 0.675%) due 02/25/2036 ~		$1,802	1,753

HSI Asset Securitization Corp. Trust
1.724% due 10/25/2036 •		4	2

IndyMac INDB Mortgage Loan Trust
1.764% due 07/25/2036 •		569	191

JP Morgan Mortgage Acquisition Trust
1.834% due 10/25/2036 •		33	33

Jubilee CLO DAC
0.391% due 07/12/2028 •	EUR	129	136
0.519% (EUR003M + 0.800%) due 12/15/2029 ~		1,728	1,791

KKR CLO Ltd.
1.994% due 07/15/2030 •		$1,100	1,081

KVK CLO Ltd.
1.938% due 01/14/2028 •		33	34

Laurelin DAC
0.720% (EUR003M + 0.720%) due 10/20/2031 ~	EUR	500	513

LCM LP
1.914% due 07/19/2027 •		$3,860	3,796
2.063% due 07/20/2030 •		300	295

LCM Ltd.
1.951% due 07/20/2030 •		1,000	984

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		885	609

Lehman XS Trust
1.944% due 05/25/2036 •		722	801
4.157% due 06/25/2036 þ		590	593

LoanCore Issuer Ltd.
2.329% (SOFR30A + 1.550%) due 01/17/2037 ~		1,800	1,750
2.454% due 05/15/2036 •		209	208

Long Beach Mortgage Loan Trust
1.864% due 08/25/2036 •		992	460

Madison Park Funding Ltd.
1.794% (US0003M + 0.750%) due 04/15/2029 ~		486	480

Magnetite Ltd.
2.024% due 04/15/2031 •		400	395
2.291% due 11/15/2028 •		1,578	1,553

Man GLG Euro CLO DAC
0.700% due 05/15/2031 •	EUR	800	825
0.870% due 01/15/2030 •		514	533

Marathon CLO Ltd.
2.375% due 11/21/2027 •		$122	122

MASTR Asset-Backed Securities Trust
2.374% due 10/25/2035 ^•		52	50

Merrill Lynch Mortgage Investors Trust
1.784% due 09/25/2037 •		22	12
1.864% due 02/25/2037 •		261	89

MF1 Ltd.
2.623% due 07/16/2036 •		500	485
2.960% due 06/19/2037 •		1,600	1,570

MidOcean Credit CLO
2.269% due 01/29/2030 •		847	836
2.528% due 02/20/2031 •		1,000	984

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
1.844% (US0001M + 0.220%) due 10/25/2036 ~		$1,679	$858

Morgan Stanley IXIS Real Estate Capital Trust
1.674% due 11/25/2036 •		8	3

MP CLO Ltd.
1.934% due 10/18/2028 •		1,569	1,539

New Century Home Equity Loan Trust
1.784% (US0001M + 0.160%) due 08/25/2036 ~		1,530	1,484
2.389% due 02/25/2035 •		82	79

NovaStar Mortgage Funding Trust
2.329% due 01/25/2036 •		857	852

Oak Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	1,700	1,734

Oaktree CLO Ltd.
2.246% (US0003M + 1.110%) due 04/22/2030 ~		$600	587

OCP Euro CLO DAC
0.820% (EUR003M + 0.820%) due 01/15/2032 ~	EUR	800	827

Octagon Investment Partners Ltd.
2.004% due 04/16/2031 •		$1,200	1,179
2.411% due 02/14/2031 •		800	782

OSD CLO Ltd.
1.914% due 04/17/2031 •		2,100	2,054

OZLM Ltd.
2.024% (US0003M + 0.980%) due 10/17/2029 ~		964	952
2.163% due 10/20/2031 •		300	294
2.223% due 07/20/2032 •		600	586
2.536% (US0003M + 1.250%) due 10/30/2030 ~		396	396

Palmer Square CLO Ltd.
2.144% (US0003M + 1.100%) due 07/16/2031 ~		800	782

Palmer Square European Loan Funding DAC
1.050% due 10/15/2031 •	EUR	1,300	1,342

Palmer Square Loan Funding Ltd.
1.844% (US0003M + 0.800%) due 10/15/2029 ~		$2,925	2,872
1.863% (US0003M + 0.800%) due 07/20/2029 ~		2,083	2,057

Park Place Securities, Inc.
2.329% (US0001M + 0.705%) due 09/25/2035 ~		328	332

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.359% (US0001M + 0.735%) due 09/25/2035 ~		553	540
2.674% due 10/25/2034 •		2,812	2,764

RAAC Trust
2.134% due 08/25/2036 •		14	14

Rad CLO Ltd.
2.304% (US0003M + 1.120%) due 07/24/2032 ~		4,200	4,083

Regatta Funding Ltd.
2.294% due 10/17/2030 •		800	791

Renaissance Home Equity Loan Trust
2.384% due 12/25/2032 •		54	48

Residential Asset Securities Corp. Trust
1.904% due 09/25/2036 •		1,300	1,259
2.084% due 06/25/2036 •		2,474	2,366

Romark CLO Ltd.
2.214% (US0003M + 1.030%) due 10/23/2030 ~		800	786

Saranac CLO Ltd.
2.584% due 08/13/2031 •		1,400	1,371

Saxon Asset Securities Trust
1.934% due 09/25/2037 •		523	503

Securitized Asset-Backed Receivables LLC Trust
1.744% (US0001M + 0.120%) due 12/25/2036 ^~		269	77
1.924% due 07/25/2036 •		196	94
1.944% due 07/25/2036 •		2,751	1,092

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Segovia European CLO DAC
0.880% due 07/20/2032 •	EUR	600	$611

SLM Student Loan Trust
1.734% due 10/25/2064 •		$2,243	2,179
2.684% due 04/25/2023 •		1,675	1,672

Sound Point CLO Ltd.
2.043% due 10/20/2030 •		500	491
2.084% (US0003M + 0.900%) due 01/23/2029 ~		453	447
2.174% due 01/23/2029 •		2,591	2,560
2.194% (US0003M + 1.150%) due 04/18/2031 ~		400	394
2.273% due 07/20/2032 •		1,200	1,169

Soundview Home Loan Trust
1.684% due 11/25/2036 •		40	14
1.804% (US0001M + 0.180%) due 07/25/2037 ~		788	744
1.824% due 06/25/2037 •		1,490	1,102

Stratus CLO Ltd.
1.963% due 12/28/2029 •		478	469
2.013% due 12/29/2029 •		984	968

Structured Asset Securities Corp. Mortgage Loan Trust
2.562% due 04/25/2035 •		91	89

Symphony CLO Ltd.
1.988% (US0003M + 0.950%) due 07/14/2026 ~		186	186

TCW CLO Ltd.
2.154% (US0003M + 0.970%) due 04/25/2031 ~		1,100	1,076

THL Credit Wind River Clo Ltd.
2.124% due 04/15/2031 •		1,600	1,560

TPG Real Estate Finance Issuer Ltd.
2.424% due 02/15/2039 •		1,500	1,462

Venture CLO Ltd.
1.924% due 04/15/2027 •		730	722
1.924% due 07/15/2027 •		289	289
1.963% due 10/20/2028 •		696	688
2.053% due 07/20/2030 •		300	295
2.628% due 08/28/2029 •		1,436	1,427

Vibrant CLO Ltd.
2.103% due 09/15/2030 •		500	490
2.183% (US0003M + 1.120%) due 07/20/2032 ~		1,200	1,172

Voya CLO Ltd.
1.944% due 01/18/2029 •		1,766	1,742
1.994% due 04/17/2030 •		300	296
2.104% due 04/15/2031 •		500	491

Wellfleet CLO Ltd.
1.953% due 07/20/2029 •		602	596

Total Asset-Backed Securities (Cost $148,306)			144,132

SOVEREIGN ISSUES 9.0%

Argentina Government International Bond
47.331% (BADLARPP) due 10/04/2022 ~	ARS	300	0

Australia Government International Bond
3.000% due 09/20/2025	AUD	11,878	8,982

Canada Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	6,412	5,748

France Government International Bond
0.100% due 03/01/2026 (c)	EUR	13,754	15,299
0.100% due 07/25/2031 (c)		2,296	2,514
0.100% due 07/25/2038 (c)		5,153	5,371
0.250% due 07/25/2024 (c)		8,261	9,266

Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2033 (c)		3,407	3,094
0.400% due 05/15/2030 (c)		8,535	8,527
1.400% due 05/26/2025 (c)		43,808	47,853

Japan Government International Bond
0.005% due 03/10/2031 (c)	JPY	286,569	2,235
0.100% due 03/10/2028 (c)		687,411	5,325
0.100% due 03/10/2029 (c)		565,318	4,387

Mexico Government International Bond
7.750% due 05/29/2031	MXN	53,861	2,472

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	7,615	$4,868
3.000% due 09/20/2030		4,954	3,340

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,400	812

Qatar Government International Bond
3.875% due 04/23/2023		$700	703

Saudi Government International Bond
4.000% due 04/17/2025		2,270	2,287

United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	9,789	12,610
1.875% due 11/22/2022 (c)		5,526	6,966

Total Sovereign Issues (Cost $169,396)			152,659

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(d)		1,220,000	1,073

	SHARES	MARKET VALUE (000S)
UTILITIES 0.5%

AT&T Mobility LLC
7.000% due 10/20/2022 «(d)(f)	360,018	$9,140

Total Preferred Securities (Cost $10,958)		10,213

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 32.2%

REPURCHASE AGREEMENTS (g) 32.1%
		548,068

U.S. TREASURY BILLS 0.1%
1.394% due 07/26/2022 - 09/15/2022 (a)(b)(l)	$1,577	1,574

		1,574

Total Short-Term Instruments (Cost $549,642)		549,642

Total Investments in Securities (Cost $2,641,418)		2,499,144

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	35,070	$340

Total Short-Term Instruments (Cost $340)		340

Total Investments in Affiliates (Cost $340)		340

Total Investments 146.6% (Cost $2,641,758)		$2,499,484

Financial Derivative Instruments (i)(k) (0.4)% (Cost or Premiums, net $(2,875))		(6,299)

Other Assets and Liabilities, net (46.2)%		(788,342)

Net Assets 100.0%		$1,704,843

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Principal amount of security is adjusted for inflation.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$9,738	$9,140	0.54%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.520%	07/01/2022	07/05/2022	$323,700	U.S. Treasury Bonds 1.750% due 08/15/2041	$(331,858)	$323,700	$323,700
FICC	0.400	06/30/2022	07/01/2022	1,968	U.S. Treasury Notes 3.000% due 06/30/2024	(2,007)	1,968	1,968
JPS	1.530	07/01/2022	07/05/2022	222,400	U.S. Treasury Bonds 2.375% due 11/15/2049	(225,764)	222,400	222,400

Total Repurchase Agreements						$(559,629)	$548,068	$548,068

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	1.470%	06/23/2022	07/14/2022	$(6,614)	$(6,616)
	1.520	06/29/2022	07/06/2022	(37,892)	(37,895)
BOS	1.510	06/24/2022	07/01/2022	(71,051)	(71,072)
BPG	1.580	07/01/2022	07/05/2022	(611,364)	(611,364)
	1.600	07/01/2022	07/05/2022	(209,753)	(209,753)
CSN	1.560	06/23/2022	07/07/2022	(6,280)	(6,282)
	1.590	06/29/2022	07/06/2022	(1,598)	(1,598)
GSC	1.600	06/29/2022	07/01/2022	(43,305)	(43,309)
MSC	1.550	06/24/2022	07/08/2022	(27,677)	(27,686)

Total Sale-Buyback Transactions					$(1,015,575)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$323,700	$0	$0	$323,700	$(331,150)	$(7,450)
FICC	1,968	0	0	1,968	(2,007)	(39)
JPS	222,400	0	0	222,400	(225,764)	(3,364)

Master Securities Forward Transaction Agreement
BCY	0	0	(44,511)	(44,511)	44,461	(50)
BOS	0	0	(71,072)	(71,072)	70,540	(532)
BPG	0	0	(821,117)	(821,117)	806,849	(14,268)
CSN	0	0	(7,880)	(7,880)	7,947	67
GSC	0	0	(43,309)	(43,309)	43,086	(223)
MSC	0	0	(27,686)	(27,686)	27,482	(204)

Total Borrowings and Other Financing Transactions	$548,068	$0	$(1,015,575)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(114,381)	$(901,194)	$0	$0	$(1,015,575)

Total Borrowings	$(114,381)	$(901,194)	$0	$0	$(1,015,575)

Payable for sale-buyback financing transactions					$(1,015,575)

(h)	Securities with an aggregate market value of $1,000,364 and cash of $708 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(474,397) at a weighted average interest rate of 0.319%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(166) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	03/2023	681	$175,711	$(3,190)	$535	$0
Euro-Bund 10-Year Bond September Futures	09/2022	361	56,285	1,685	1,362	0
U.S. Treasury 5-Year Note September Futures	09/2022	758	85,086	(261)	533	0
U.S. Treasury 10-Year Ultra September Futures	09/2022	381	48,530	1,150	506	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	7	1,080	(11)	17	0
United Kingdom Long Gilt September Futures	09/2022	18	2,497	(90)	40	0

				$(717)	$2,993	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2022	14	$(1,038)	$(1)	$0	$(5)
Australia Government 10-Year Bond September Futures	09/2022	46	(3,775)	25	0	(25)
Euro-Bobl September Futures	09/2022	253	(32,927)	454	0	(528)
Euro-BTP Italy Government Bond September Futures	09/2022	799	(99,824)	(2,436)	0	(1,964)
Euro-Buxl 30-Year Bond September Futures	09/2022	14	(2,400)	103	0	(103)
Euro-OAT France Government 10-Year Bond September Futures	09/2022	102	(14,808)	421	0	(281)
Euro-Schatz September Futures	09/2022	1,584	(181,176)	1	0	(1,062)
Gold 100 oz. August Futures	08/2022	67	(12,109)	200	68	0
Japan Government 10-Year Bond September Futures	09/2022	117	(128,150)	574	17	(112)
U.S. Treasury 2-Year Note September Futures	09/2022	74	(15,541)	79	0	(42)
U.S. Treasury 10-Year Note September Futures	09/2022	1,241	(147,097)	864	0	(1,260)
U.S. Treasury 30-Year Bond September Futures	09/2022	577	(79,987)	164	0	(974)

				$448	$85	$(6,356)

Total Futures Contracts				$(269)	$3,078	$(6,356)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.622%	EUR	800	$5	$(3)	$2	$0	$(1)
General Electric Co.	1.000	Quarterly	12/20/2023	0.844	$	800	(45)	47	2	0	0

							$(40)	$44	$4	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	09/20/2027	JPY	400,000	$(7)	$4	$(3)	$0	$(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		118,480	(2)	3	1	0	(1)
Pay(5)	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	58,000	0	(1,209)	(1,209)	176	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	11,800	36	200	236	0	(43)
Receive(5)	3-Month USD-LIBOR	1.840	Semi-Annual	11/15/2028	$	13,300	0	670	670	0	(68)
Receive(5)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028		7,200	0	362	362	0	(37)
Pay(5)	3-Month USD-LIBOR	1.975	Semi-Annual	11/15/2053		2,800	0	(489)	(489)	18	0
Pay(5)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		1,500	0	(287)	(287)	9	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027	EUR	2,600	(13)	(114)	(127)	33	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		6,000	(33)	(276)	(309)	76	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		2,900	(22)	(134)	(156)	38	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		5,700	(21)	(185)	(206)	76	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		2,500	(9)	(82)	(91)	34	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		8,900	837	877	1,714	0	(154)
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		1,300	(131)	(332)	(463)	34	0
Receive	CPTFEMU	0.330	Maturity	07/15/2022		5,100	(1)	460	459	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPTFEMU	3.000%	Maturity	05/15/2027	EUR	1,900	$1	$5	$6	$0	$(12)
Receive	CPTFEMU	3.130	Maturity	05/15/2027		1,200	0	(5)	(5)	0	(8)
Pay	CPTFEMU	1.380	Maturity	03/15/2031		19,800	(142)	(3,378)	(3,520)	161	0
Receive	CPTFEMU	2.600	Maturity	05/15/2032		5,300	27	(52)	(25)	0	(64)
Pay	CPTFEMU	2.455	Maturity	06/15/2032		2,600	0	14	14	33	0
Receive	CPTFEMU	2.570	Maturity	06/15/2032		2,200	0	(39)	(39)	0	(28)
Receive	CPTFEMU	2.720	Maturity	06/15/2032		7,800	(24)	(242)	(266)	0	(103)
Pay	CPTFEMU	2.488	Maturity	05/15/2037		3,740	4	(6)	(2)	61	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052		800	1	14	15	26	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		1,300	(34)	64	30	43	0
Pay	CPTFEMU	2.550	Maturity	04/15/2052		200	0	5	5	6	0
Pay	CPTFEMU	2.421	Maturity	05/15/2052		550	0	(10)	(10)	16	0
Receive	CPURNSA	2.069	Maturity	07/15/2022	$	3,700	0	296	296	0	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		30,300	(2,696)	2,197	(499)	4	0
Pay	CPURNSA	3.850	Maturity	12/20/2022		73,500	0	(3,051)	(3,051)	174	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		20,900	0	1,889	1,889	0	(74)
Receive	CPURNSA	2.263	Maturity	04/27/2023		14,090	(2)	1,189	1,187	0	(45)
Receive	CPURNSA	2.263	Maturity	05/09/2023		3,250	0	274	274	0	(11)
Receive	CPURNSA	2.281	Maturity	05/10/2023		4,970	0	406	406	0	(26)
Receive	CPURNSA	2.314	Maturity	02/26/2026		2,700	0	265	265	0	(11)
Receive	CPURNSA	2.419	Maturity	03/05/2026		10,200	0	950	950	0	(39)
Receive	CPURNSA	2.768	Maturity	05/13/2026		7,700	0	556	556	0	(28)
Receive	CPURNSA	2.813	Maturity	05/14/2026		3,300	0	230	230	0	(12)
Receive	CPURNSA	2.703	Maturity	05/25/2026		5,980	0	444	444	0	(21)
Receive	CPURNSA	2.690	Maturity	06/01/2026		400	0	30	30	0	(1)
Receive	CPURNSA	1.798	Maturity	08/25/2027		7,000	0	1,001	1,001	0	(22)
Receive	CPURNSA	1.890	Maturity	08/27/2027		7,100	0	968	968	0	(23)
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,700	(2)	(285)	(287)	17	0
Receive	CPURNSA	2.573	Maturity	08/26/2028		800	0	43	43	0	(4)
Receive	CPURNSA	2.645	Maturity	09/10/2028		1,900	0	88	88	0	(9)
Pay	CPURNSA	2.165	Maturity	04/16/2029		18,000	0	(1,882)	(1,882)	93	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,450	0	(797)	(797)	32	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		20,100	0	(2,351)	(2,351)	109	0
Pay	CPURNSA	1.760	Maturity	11/04/2029		12,300	(11)	(1,744)	(1,755)	65	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		21,800	0	2,121	2,121	0	(141)
Receive	UKRPI	4.220	Maturity	08/15/2022	GBP	2,200	0	207	207	5	0
Receive	UKRPI	4.180	Maturity	09/15/2022		2,300	0	215	215	1	0
Receive	UKRPI	4.480	Maturity	09/15/2023		2,300	0	261	261	10	0
Receive	UKRPI	6.440	Maturity	05/15/2024		1,300	0	12	12	2	0
Receive	UKRPI	6.600	Maturity	05/15/2024		3,300	1	16	17	4	0
Receive	UKRPI	5.200	Maturity	06/15/2024		1,600	0	6	6	1	0
Receive	UKRPI	5.330	Maturity	06/15/2024		2,700	0	1	1	2	0
Pay	UKRPI	3.850	Maturity	09/15/2024		10,900	0	(1,051)	(1,051)	0	(17)
Pay	UKRPI	3.330	Maturity	01/15/2025		800	25	(135)	(110)	0	(1)
Receive	UKRPI	4.735	Maturity	12/15/2026		5,300	(71)	290	219	0	(5)
Receive	UKRPI	4.615	Maturity	02/15/2027		5,000	0	174	174	0	(6)
Receive	UKRPI	4.626	Maturity	02/15/2027		5,800	4	194	198	0	(7)
Pay	UKRPI	3.400	Maturity	06/15/2030		3,500	124	(630)	(506)	12	0
Pay	UKRPI	3.325	Maturity	08/15/2030		13,400	126	(2,359)	(2,233)	39	0
Pay	UKRPI	3.750	Maturity	04/15/2031		2,110	(2)	(327)	(329)	6	0
Pay	UKRPI	4.066	Maturity	09/15/2031		1,800	0	(153)	(153)	8	0
Pay	UKRPI	3.566	Maturity	03/15/2036		1,100	0	(178)	(178)	9	0
Pay	UKRPI	3.580	Maturity	03/15/2036		4,000	(26)	(610)	(636)	33	0

							$(2,063)	$(5,392)	$(7,455)	$1,466	$(1,024)

Total Swap Agreements							$(2,103)	$(5,348)	$(7,451)	$1,466	$(1,025)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3,078	$1,466	$4,544	$0	$(6,356)	$(1,025)	$(7,381)

(j)

Securities with an aggregate market value of $11,390 and cash of $6,112 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	GBP	29,893		$37,796	$1,407	$0
	07/2022		$8,544	NZD	13,709	18	0
	08/2022	NZD	13,709		$8,542	0	(19)

BPS	07/2022	EUR	5,547		5,924	111	0
	07/2022	JPY	372,800		2,762	15	0
	07/2022		$124,022	EUR	117,881	10	(498)
	08/2022	EUR	101,465		$106,915	390	0

BRC	07/2022		$8,677	JPY	1,177,037	0	(2)
	08/2022	JPY	1,175,125		$8,677	1	0

CBK	07/2022		$3,100	EUR	2,887	0	(74)
	07/2022		1,109	GBP	902	0	(11)
	07/2022		156	PEN	587	0	(3)
	08/2022		127		486	0	(1)
	11/2022	PEN	5,663		$1,427	0	(34)

GLM	07/2022		$107	MXN	2,110	0	(2)
	07/2022		128	PEN	485	0	(2)
	10/2022		103	MXN	2,110	0	0

HUS	07/2022	CAD	4,949		$3,920	75	0
	07/2022	EUR	32,295		33,637	16	(222)
	07/2022	GBP	95		116	1	0
	07/2022		$9,203	AUD	13,363	21	0
	07/2022		2,661	JPY	353,300	0	(57)
	08/2022	AUD	13,363		$9,204	0	(22)
	08/2022	EUR	767		800	0	(5)

JPM	07/2022	NZD	13,709		8,975	413	0

RBC	09/2022		$103	MXN	2,111	1	0

SCX	07/2022		75	PEN	282	0	(1)

SOG	07/2022	EUR	82,926		$89,130	2,227	0
	07/2022		$35,398	GBP	29,086	9	0
	08/2022	GBP	29,086		$35,414	0	(9)

TOR	07/2022	CAD	2,566		2,001	7	0
	07/2022	JPY	1,676,191		13,206	852	0
	07/2022		$3,749	CAD	4,823	5	(7)
	08/2022	CAD	4,823		$3,749	7	(5)

UAG	07/2022	AUD	13,363		9,545	321	0
	09/2022	MXN	50,873		2,553	53	0

Total Forward Foreign Currency Contracts						$5,960	$(974)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	5,600	$4	$2,395
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	6,530	497	2,790

BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	38,400	192	32
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	3,370	251	1,440

CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	67,400	371	114

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	5,300	329	834

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	18,000	192	182

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	71,800	438	95

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	38,100	195	32
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	31,100	373	349
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	5,400	394	2,316

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	19,700	236	221
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.285	11/13/2023	10,900	685	1,637

Total Purchased Options							$4,157	$12,437

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	2,700	$(4)	$(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,200	(10)	(5)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.400	08/17/2022	4,100	(12)	(13)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	2,500	(5)	(1)

BRC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	2,800	(13)	(6)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600	08/17/2022	900	(2)	(2)

CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	1,400	(2)	(1)

DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	08/17/2022	3,600	(7)	(4)

GST	Call - OTC CDX.IG-38 5-Year Index	Buy	0.700	08/17/2022	1,300	(1)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.300	08/17/2022	4,100	(9)	(7)

JPM	Put - OTC CDX.HY-38 5-Year Index	Sell	95.000	08/17/2022	700	(9)	(11)

MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.250	07/20/2022	1,400	(2)	(1)
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	08/17/2022	3,200	(7)	(4)

						$(83)	$(57)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	8,600	$(391)	$(124)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	34,300	(250)	(2)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,900	(20)	0

						$(661)	$(126)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	16,800	$0	$(3,676)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	19,530	(484)	(4,277)

BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	8,400	(192)	(21)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	10,270	(252)	(2,249)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	15,000	(371)	(64)

DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	200	(1)	0
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	200	(1)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	26,200	(330)	(1,077)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	9,900	(195)	(168)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785%	01/25/2023	15,900	$(440)	$(61)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	8,300	(194)	(21)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	17,100	(373)	(317)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	16,200	(393)	(3,544)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	11/13/2023	53,300	(703)	(2,250)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	10,900	(238)	(202)

							$(4,167)	$(17,931)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	$99.141	09/07/2022	600	$(2)	$(4)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.156	09/07/2022	1,100	(4)	(7)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.656	09/07/2022	2,200	(8)	(18)
	Call - OTC Fannie Mae, TBA 4.500% due 09/01/2052	101.141	09/07/2022	600	(1)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 08/01/2052	96.906	08/04/2022	500	(3)	(6)

					$(18)	$(38)

Total Written Options					$(4,929)	$(18,152)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	United States Treasury Inflation Indexed Bonds	N/A	1.510%	Maturity	08/19/2022	$50,000	$0	$(372)	$0	$(372)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.850%	Maturity	08/22/2022	45,000	0	(651)	0	(651)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.820%	Maturity	09/07/2022	75,000	0	(1,435)	0	(1,435)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	1.520%	Maturity	01/20/2023	75,000	0	(275)	0	(275)

								$0	$(2,733)	$0	$(2,733)

Total Swap Agreements								$0	$(2,733)	$0	$(2,733)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$1,425	$0	$0	$1,425	$(19)	$(20)	$0	$(39)	$1,386	$(1,270)	$116
BPS	526	5,185	0	5,711	(498)	(7,954)	0	(8,452)	(2,741)	3,132	391
BRC	1	1,472	0	1,473	(2)	(2,278)	0	(2,280)	(807)	1,020	213
CBK	0	114	0	114	(123)	(65)	0	(188)	(74)	0	(74)
DUB	0	834	0	834	0	(1,085)	0	(1,085)	(251)	550	299
GLM	0	182	0	182	(4)	(292)	0	(296)	(114)	(80)	(194)
GST	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
HUS	113	0	0	113	(306)	0	0	(306)	(193)	0	(193)
JPM	413	95	0	508	0	(112)	0	(112)	396	(280)	116
MBC	0	0	0	0	0	0	0	0	0	441	441
MYC	0	2,697	0	2,697	0	(3,887)	(2,733)	(6,620)	(3,923)	3,484	(439)
NGF	0	1,858	0	1,858	0	(2,452)	0	(2,452)	(594)	901	307
RBC	1	0	0	1	0	0	0	0	1	0	1
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SOG	2,236	0	0	2,236	(9)	0	0	(9)	2,227	(1,350)	877
TOR	871	0	0	871	(12)	0	0	(12)	859	(890)	(31)
UAG	374	0	0	374	0	0	0	0	374	(300)	74

Total Over the Counter	$5,960	$12,437	$0	$18,397	$(974)	$(18,152)	$(2,733)	$(21,859)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO Real Return Portfolio	(Cont.)

(l)

Securities with an aggregate market value of $9,798 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$68	$0	$0	$0	$3,010	$3,078
Swap Agreements	0	0	0	0	1,466	1,466

	$68	$0	$0	$0	$4,476	$4,544

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,960	$0	$5,960
Purchased Options	0	0	0	0	12,437	12,437

	$0	$0	$0	$5,960	$12,437	$18,397

	$68	$0	$0	$5,960	$16,913	$22,941

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,356	$6,356
Swap Agreements	0	1	0	0	1,024	1,025

	$0	$1	$0	$0	$7,380	$7,381

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$974	$0	$974
Written Options	0	57	0	0	18,095	18,152
Swap Agreements	0	0	0	0	2,733	2,733

	$0	$57	$0	$974	$20,828	$21,859

	$0	$58	$0	$974	$28,208	$29,240

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(63)	$0	$0	$0	$34,000	$33,937
Swap Agreements	0	21	0	0	(6,277)	(6,256)

	$(63)	$21	$0	$0	$27,723	$27,681

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,227	$0	$13,227
Written Options	0	217	0	0	401	618
Swap Agreements	0	0	0	0	(2,244)	(2,244)

	$0	$217	$0	$13,227	$(1,843)	$11,601

	$(63)	$238	$0	$13,227	$25,880	$39,282

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$200	$0	$0	$0	$(2,030)	$(1,830)
Swap Agreements	0	(15)	0	0	3,779	3,764

	$200	$(15)	$0	$0	$1,749	$1,934

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,110	$0	$7,110
Purchased Options	0	0	0	0	6,703	6,703
Written Options	0	(64)	0	0	(11,870)	(11,934)
Swap Agreements	0	0	0	0	(2,733)	(2,733)

	$0	$(64)	$0	$7,110	$(7,900)	$(854)

	$200	$(79)	$0	$7,110	$(6,151)	$1,080

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$74	$0	$74
Corporate Bonds & Notes
Banking & Finance	0	21,637	0	21,637
Industrials	0	483	0	483
Utilities	0	196	0	196
U.S. Government Agencies	0	62,848	0	62,848
U.S. Treasury Obligations	0	1,519,287	0	1,519,287
Non-Agency Mortgage-Backed Securities	0	37,973	0	37,973
Asset-Backed Securities	0	144,132	0	144,132
Sovereign Issues	0	152,659	0	152,659
Preferred Securities
Banking & Finance	0	1,073	0	1,073
Utilities	0	0	9,140	9,140
Non-Agency Mortgage-Backed Securities	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	548,068	0	548,068
U.S. Treasury Bills	0	1,574	0	1,574

	$0	$2,490,004	$9,140	$2,499,144

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$340	$0	$0	$340

Total Investments	$340	$2,490,004	$9,140	$2,499,484

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,022	2,522	0	4,544
Over the counter	0	18,397	0	18,397

	$2,022	$20,919	$0	$22,941

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,080)	(3,301)	0	(7,381)
Over the counter	0	(21,859)	0	(21,859)

	$(4,080)	$(25,160)	$0	$(29,240)

Total Financial Derivative Instruments	$(2,058)	$(4,241)	$0	$(6,299)

Totals	$(1,718)	$2,485,763	$9,140	$2,493,185

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19,2022. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds From Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,938	$437,514	$(442,101)	$(13)	$2	$340	$14	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

(i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation

(collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of. Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$13,325	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$1,097,841	$1,348,992	$76,829	$83,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,195	$29,276	4,435	$61,784

Administrative Class	9,047	120,709	17,542	244,126

Advisor Class	1,860	24,440	4,092	56,828
Issued as reinvestment of distributions

Institutional Class	720	9,334	781	10,876

Administrative Class	3,919	50,797	4,549	63,360

Advisor Class	1,173	15,199	1,305	18,176
Cost of shares redeemed

Institutional Class	(2,245)	(29,980)	(2,905)	(40,329)

Administrative Class	(14,412)	(189,562)	(19,126)	(265,615)

Advisor Class	(2,162)	(28,411)	(1,851)	(25,771)

Net increase (decrease) resulting from Portfolio share transactions	95	$1,802	8,822	$123,435

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 38% of the Portfolio. One of the shareholder is a related party and comprises 11% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$33,682

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$2,651,395	$46,353	$(209,446)	$(163,093)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	NGF	Nomura Global Financial Products, Inc.

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

CSN	Credit Suisse AG (New York)	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

DUB	Deutsche Bank AG

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	JPY	Japanese Yen	PEN	Peruvian New Sol

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	SOFR30A	30-day Secured Overnight Financing Rate Average

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01	1 Month USD-LIBOR	US0001M	ICE 1-Month USD LIBOR

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MUTKCALM	Tokyo Overnight Average Rate	US0003M	ICE 3-Month USD LIBOR

CPTFEMU	Eurozone HICP ex-Tobacco Index

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	DAC	Designated Activity Company	OIS	Overnight Index Swap

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	oz.	Ounce

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

48	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT16SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Short-Term Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO VARIABLE INSURANCE TRUST

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Short-Term Portfolio	(Cont.)

Portfolio’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	51.5%

Short-Term Instruments‡	14.3%

Asset-Backed Securities	13.4%

Non-Agency Mortgage-Backed Securities	10.4%

U.S. Government Agencies	9.9%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	(1.50)%	(1.73)%	1.33%	1.46%	2.55%
PIMCO Short-Term Portfolio Administrative Class	(1.57)%	(1.88)%	1.18%	1.31%	2.47%
PIMCO Short-Term Portfolio Advisor Class	(1.62)%	(1.98)%	1.07%	1.20%	1.30%
FTSE 3-Month Treasury Bill Index±	0.17%	0.19%	1.09%	0.62%	1.57%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 09/30/1999.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.45% for Institutional Class shares, 0.60% for Administrative Class shares, and 0.70% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Cash management strategies contributed to relative performance, as the U.S. dollar overnight rate provided positive total return.

»	There were no other material contributors for this Fund.

»	Overweight exposure to U.S. duration at the front-end of the U.S. yield curve detracted from relative performance, as front-end U.S. interest rates rose.

»	Select holdings of securitized credit detracted from relative performance, as holdings of commercial mortgage-backed securities (“MBS”) provided negative total return.

»	Holdings of agency MBS detracted from relative performance, as the asset class provided negative total return.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$985.00	$2.24	$1,000.00	$1,022.26	$2.28	0.46%
Administrative Class	1,000.00	984.30	2.97	1,000.00	1,021.53	3.02	0.61
Advisor Class	1,000.00	983.80	3.45	1,000.00	1,021.04	3.52	0.71

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2022 - 06/30/2022+	$10.29	$0.06	$(0.20)	$(0.14)	$(0.05)	$(0.02)	$(0.07)

12/31/2021	10.42	0.09	(0.09)	0.00	(0.13)	0.00	(0.13)

12/31/2020	10.32	0.17	0.07	0.24	(0.14)	0.00	(0.14)

12/31/2019	10.29	0.28	0.02	0.30	(0.27)	0.00	(0.27)

12/31/2018	10.37	0.26	(0.09)	0.17	(0.24)	(0.01)	(0.25)

12/31/2017	10.30	0.21	0.05	0.26	(0.19)	0.00	(0.19)
Administrative Class

01/01/2022 - 06/30/2022+	10.29	0.05	(0.20)	(0.15)	(0.04)	(0.02)	(0.06)

12/31/2021	10.42	0.07	(0.09)	(0.02)	(0.11)	0.00	(0.11)

12/31/2020	10.32	0.15	0.08	0.23	(0.13)	0.00	(0.13)

12/31/2019	10.29	0.27	0.01	0.28	(0.25)	0.00	(0.25)

12/31/2018	10.37	0.24	(0.08)	0.16	(0.23)	(0.01)	(0.24)

12/31/2017	10.30	0.19	0.06	0.25	(0.18)	0.00	(0.18)
Advisor Class

01/01/2022 - 06/30/2022+	10.29	0.05	(0.20)	(0.15)	(0.04)	(0.02)	(0.06)

12/31/2021	10.42	0.06	(0.09)	(0.03)	(0.10)	0.00	(0.10)

12/31/2020	10.32	0.14	0.08	0.22	(0.12)	0.00	(0.12)

12/31/2019	10.29	0.26	0.01	0.27	(0.24)	0.00	(0.24)

12/31/2018	10.37	0.23	(0.09)	0.14	(0.21)	(0.01)	(0.22)

12/31/2017	10.30	0.18	0.06	0.24	(0.17)	0.00	(0.17)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.08	(1.40)%	$73,882	0.46	%*	0.46	%*	0.45	%*	0.45	%*	1.19	%*	46%

10.29	0.00	62,498	0.45		0.45		0.45		0.45		0.85		98

10.42	2.40	29,870	0.47		0.47		0.45		0.45		1.63		114

10.32	2.95	39,236	0.64		0.64		0.45		0.45		2.70		76

10.29	1.68	8,352	0.51		0.51		0.45		0.45		2.47		71

10.37	2.55	6,492	0.60		0.60		0.45		0.45		2.04		161

10.08	(1.47)	239,254	0.61	*	0.61	*	0.60	*	0.60	*	1.03	*	46

10.29	(0.15)	212,796	0.60		0.60		0.60		0.60		0.72		98

10.42	2.24	246,924	0.62		0.62		0.60		0.60		1.40		114

10.32	2.80	234,168	0.79		0.79		0.60		0.60		2.62		76

10.29	1.53	233,601	0.66		0.66		0.60		0.60		2.34		71

10.37	2.40	140,075	0.75		0.75		0.60		0.60		1.88		161

10.08	(1.52)	255,155	0.71	*	0.71	*	0.70	*	0.70	*	0.93	*	46

10.29	(0.25)	230,829	0.70		0.70		0.70		0.70		0.62		98

10.42	2.14	222,266	0.72		0.72		0.70		0.70		1.30		114

10.32	2.69	205,254	0.89		0.89		0.70		0.70		2.52		76

10.29	1.43	189,730	0.76		0.76		0.70		0.70		2.22		71

10.37	2.30	153,735	0.85		0.85		0.70		0.70		1.79		161

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Short-Term Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$566,518
Investments in Affiliates	4,914
Financial Derivative Instruments
Exchange-traded or centrally cleared	466
Over the counter	1,759
Deposits with counterparty	4,347
Foreign currency, at value	179
Receivable for investments sold	30
Receivable for Portfolio shares sold	167
Interest and/or dividends receivable	2,330
Dividends receivable from Affiliates	7
Total Assets	580,717

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,206
Over the counter	41
Payable for investments purchased	302
Payable for investments in Affiliates purchased	7
Payable for TBA investments purchased	463
Deposits from counterparty	1,261
Payable for Portfolio shares redeemed	8,858
Overdraft due to custodian	1
Accrued investment advisory fees	115
Accrued supervisory and administrative fees	92
Accrued distribution fees	51
Accrued servicing fees	29
Total Liabilities	12,426

Net Assets	$568,291

Net Assets Consist of:

Paid in capital	$580,212
Distributable earnings (accumulated loss)	(11,921)

Net Assets	$568,291

Net Assets:

Institutional Class	$73,882
Administrative Class	239,254
Advisor Class	255,155

Shares Issued and Outstanding:

Institutional Class	7,329
Administrative Class	23,735
Advisor Class	25,312

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.08
Administrative Class	10.08
Advisor Class	10.08

Cost of investments in securities	$584,961
Cost of investments in Affiliates	$5,039
Cost of foreign currency held	$192
Cost or premiums of financial derivative instruments, net	$(938)

* Includes repurchase agreements of:	$73,212

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Short-Term Portfolio

Six Months Ended June 30, 2022 (Unaudited) (Amounts in thousands†)

Investment Income:

Interest	$4,261
Dividends from Investments in Affiliates	32
Total Income	4,293

Expenses:

Investment advisory fees	653
Supervisory and administrative fees	523
Distribution and/or servicing fees - Administrative Class	169
Distribution and/or servicing fees - Advisor Class	292
Trustee fees	8
Interest expense	16
Total Expenses	1,661

Net Investment Income (Loss)	2,632

Net Realized Gain (Loss):

Investments in securities	(4,848)
Exchange-traded or centrally cleared financial derivative instruments	5,823
Over the counter financial derivative instruments	1,300
Foreign currency	39

Net Realized Gain (Loss)	2,314

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(17,972)
Investments in Affiliates	(95)
Exchange-traded or centrally cleared financial derivative instruments	2,102
Over the counter financial derivative instruments	2,866
Foreign currency assets and liabilities	14

Net Change in Unrealized Appreciation (Depreciation)	(13,085)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,139)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,632	$3,430
Net realized gain (loss)	2,314	2,873
Net change in unrealized appreciation (depreciation)	(13,085)	(7,368)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,139)	(1,065)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(447)	(747)
Administrative Class	(1,339)	(2,397)
Advisor Class	(1,290)	(2,255)

Total Distributions(a)	(3,076)	(5,399)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	73,383	13,527

Total Increase (Decrease) in Net Assets	62,168	7,063

Net Assets:

Beginning of period	506,123	499,060
End of period	$568,291	$506,123

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Short-Term Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

CORPORATE BONDS & NOTES 51.8%

BANKING & FINANCE 28.5%

ADCB Finance Cayman Ltd.
1.907% (BBSW3M + 1.380%) due 10/25/2022 ~	AUD	1,000	$691

AerCap Ireland Capital DAC
1.150% due 10/29/2023		$4,100	3,909
1.650% due 10/29/2024		1,500	1,387

Air Lease Corp.
2.250% due 01/15/2023		400	396
2.750% due 01/15/2023		700	695

Aircastle Ltd.
4.400% due 09/25/2023		300	296
5.000% due 04/01/2023		2,800	2,797

Ally Financial, Inc.
3.050% due 06/05/2023		1,200	1,188

American Tower Corp.
3.000% due 06/15/2023		1,500	1,485

Aozora Bank Ltd.
2.550% due 09/09/2022		3,700	3,697

Aroundtown SA
4.500% due 05/14/2025	AUD	200	135

Aviation Capital Group LLC
3.875% due 05/01/2023		$1,000	992

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		1,400	1,289
5.500% due 01/15/2023		500	501

Banco Santander SA
2.013% due 01/19/2023 •	AUD	800	554

Bank of America Corp.
2.816% due 07/21/2023 •		$1,000	1,000
2.843% (SOFRRATE + 1.330%) due 04/02/2026 ~		1,900	1,876
3.004% due 12/20/2023 •		1,400	1,396

Barclays PLC
2.791% (US0003M + 1.380%) due 05/16/2024 ~		3,900	3,899
3.505% (BBSW3M + 1.800%) due 06/15/2023 ~	AUD	1,500	1,042
3.917% (BBSW3M + 2.150%) due 06/26/2024 ~		750	528

BNP Paribas SA
2.927% (BBSW3M + 1.750%) due 02/28/2024 ~		600	417
3.375% due 01/09/2025		$400	391
3.800% due 01/10/2024		2,200	2,187

BOC Aviation Ltd.
2.750% due 09/18/2022		900	900
3.322% (US0003M + 1.125%) due 09/26/2023 ~		800	800
4.375% due 05/02/2023		1,000	1,006

Brandywine Operating Partnership LP
3.950% due 02/15/2023		500	499

Cantor Fitzgerald LP
4.875% due 05/01/2024		2,100	2,111

Citigroup, Inc.
2.249% (BBSW3M + 1.720%) due 10/27/2023 ~	AUD	1,833	1,277
2.544% (US0003M + 1.100%) due 05/17/2024 ~		$1,100	1,091
2.603% (US0003M + 1.023%) due 06/01/2024 ~		400	397
2.876% due 07/24/2023 •		1,072	1,072

CK Hutchison International Ltd.
3.250% due 04/11/2024		2,000	1,991

CNH Industrial Capital LLC
1.950% due 07/02/2023		500	489

CNO Global Funding
1.650% due 01/06/2025		200	189

Credit Agricole SA
3.173% (US0003M + 1.050%) due 03/22/2024 ~		1,400	1,405

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG
1.000% due 05/05/2023		$1,000	$979

Credit Suisse Group AG
2.713% (BBSW3M + 1.250%) due 03/08/2024 ~	AUD	1,800	1,238
2.961% (US0003M + 1.240%) due 06/12/2024 ~		$1,758	1,761
2.997% due 12/14/2023 •		2,400	2,384

Danske Bank AS
1.171% due 12/08/2023 •		3,500	3,454
2.781% (US0003M + 1.060%) due 09/12/2023 ~		850	851
3.875% due 09/12/2023		500	498
5.375% due 01/12/2024		2,600	2,625

Deutsche Bank AG
0.898% due 05/28/2024 (c)		500	469
0.962% due 11/08/2023		600	575
1.665% due 11/08/2023 •		2,500	2,471
2.112% (BBSW3M + 1.400%) due 01/30/2023 ~	AUD	500	345
2.222% due 09/18/2024 •		$740	714
2.601% (US0003M + 1.190%) due 11/16/2022 ~		1,000	1,000
2.783% (US0003M + 1.230%) due 02/27/2023 ~		800	799
3.700% due 05/30/2024		400	393
3.950% due 02/27/2023		800	798

Ford Motor Credit Co. LLC
3.350% due 11/01/2022		1,000	995
3.550% due 10/07/2022		300	299
4.250% due 09/20/2022		1,800	1,799

FS KKR Capital Corp.
1.650% due 10/12/2024		400	356

GA Global Funding Trust
1.625% due 01/15/2026		400	363

General Motors Financial Co., Inc.
1.050% due 03/08/2024		400	379
2.439% (SOFRRATE + 1.200%) due 11/17/2023 ~		1,500	1,479
3.250% due 01/05/2023		4,700	4,693
3.950% due 04/13/2024		700	695
5.100% due 01/17/2024		1,100	1,112

Goldman Sachs Group, Inc.
0.523% due 03/08/2023		1,100	1,079
0.925% due 10/21/2024 •		1,000	957
1.217% due 12/06/2023		1,000	964
2.184% (US0003M + 1.000%) due 07/24/2023 ~		418	418
2.200% (BBSW3M + 1.200%) due 05/16/2023 ~	AUD	2,000	1,383
2.220% due 12/09/2026 •		$500	480
2.250% (BBSW3M + 1.550%) due 05/02/2024 ~	AUD	500	348
2.870% (SOFRRATE + 1.390%) due 03/15/2024 ~		$500	501
2.988% (US0003M + 1.750%) due 10/28/2027 ~		200	198

Hana Bank
2.620% (US0003M + 0.875%) due 09/14/2022 ~		500	500
2.977% (US0003M + 0.700%) due 10/02/2022 ~		500	500

HSBC Bank PLC
0.132% due 09/28/2024 •		1,000	956

HSBC Holdings PLC
2.100% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	3,100	2,139
2.827% (SOFRRATE + 1.430%) due 03/10/2026 ~		$300	297
2.951% (US0003M + 1.230%) due 03/11/2025 ~		1,500	1,489
3.033% due 11/22/2023 •		1,000	996
3.101% (US0003M + 1.380%) due 09/12/2026 ~		1,300	1,291

ING Groep NV
2.521% (SOFRRATE + 1.010%) due 04/01/2027 ~		700	670

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.151% (SOFRINDX + 1.640%) due 03/28/2026 ~		$1,400	$1,397

International Bank for Reconstruction & Development
0.850% due 02/10/2027		3,700	3,326

JPMorgan Chase & Co.
2.074% (US0003M + 0.890%) due 07/23/2024 ~		1,400	1,394
2.272% (SOFRRATE + 0.765%) due 09/22/2027 ~		500	472

LeasePlan Corp. NV
2.875% due 10/24/2024		500	479

Lloyds Banking Group PLC
2.636% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	500	342
2.907% due 11/07/2023 •		$500	498
3.136% (BBSW3M + 1.300%) due 03/20/2023 ~	AUD	1,300	899

Mitsubishi UFJ Financial Group, Inc.
2.351% (US0003M + 0.740%) due 03/02/2023 ~		$723	723

Mizuho Bank Ltd.
1.594% (BBSW3M + 0.540%) due 02/21/2025 ~	AUD	400	273
1.694% (BBSW3M + 0.750%) due 08/07/2024 ~		500	345

Mizuho Financial Group, Inc.
1.979% (US0003M + 0.990%) due 07/10/2024 ~		$1,700	1,694
2.154% (US0003M + 0.630%) due 05/25/2024 ~		1,200	1,187
2.571% (US0003M + 0.850%) due 09/13/2023 ~		1,100	1,099
2.601% (US0003M + 0.880%) due 09/11/2022 ~		500	500
2.721% due 07/16/2023 •		2,000	2,000

Nationwide Building Society
4.363% due 08/01/2024 •		1,000	1,002

Natwest Group PLC
3.747% (US0003M + 1.550%) due 06/25/2024 ~		800	801

Nissan Motor Acceptance Co. LLC
1.671% (US0003M + 0.650%) due 07/13/2022 ~		400	400
2.305% (US0003M + 0.640%) due 03/08/2024 ~		600	585
2.600% due 09/28/2022		500	498
2.924% due 09/28/2022 •		2,100	2,093
3.450% due 03/15/2023		500	497

Nomura Holdings, Inc.
1.851% due 07/16/2025		3,100	2,843
2.329% due 01/22/2027		700	620
2.648% due 01/16/2025		1,800	1,719

Nordea Bank Abp
2.370% (SOFRRATE + 0.960%) due 06/06/2025 ~		600	598
2.538% (US0003M + 0.940%) due 08/30/2023 ~		1,000	999

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		200	199
5.250% due 08/15/2022		2,100	2,100

Piper Sandler Cos.
5.200% due 10/15/2023		700	690

QNB Finance Ltd.
3.500% due 03/28/2024		1,500	1,494

Santander Holdings USA, Inc.
3.400% due 01/18/2023		1,400	1,398

Santander U.K. Group Holdings PLC
1.089% due 03/15/2025 •		2,700	2,523
3.373% due 01/05/2024 •		500	498

SL Green Operating Partnership LP
3.250% due 10/15/2022		1,000	998

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		2,500	2,500
3.550% due 04/15/2024		1,000	974

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Generale SA
1.998% (SOFRRATE + 1.050%) due 01/21/2026 ~		$1,800	$1,736
2.625% due 01/22/2025		2,000	1,903
3.875% due 03/28/2024		500	495
4.250% due 09/14/2023		500	501

Standard Chartered PLC
1.319% due 10/14/2023 •		4,819	4,785
3.253% (SOFRRATE + 1.740%) due 03/30/2026 ~		1,000	1,001
3.885% due 03/15/2024 •		500	499

Sumitomo Mitsui Financial Group, Inc.
1.613% (BBSW3M + 1.250%) due 10/16/2024 ~	AUD	3,900	2,696

Sumitomo Mitsui Trust Bank Ltd.
0.800% due 09/12/2023		$2,000	1,934
0.800% due 09/16/2024		500	466

UBS AG
1.582% (BBSW3M + 0.870%) due 07/30/2025 ~	AUD	1,800	1,238

UBS Group AG
2.789% (SOFRRATE + 1.580%) due 05/12/2026 ~		$4,000	3,995

Wells Fargo & Co.
2.295% (SOFRRATE + 1.320%) due 04/25/2026 ~		3,300	3,245

			161,816

INDUSTRIALS 19.8%

7-Eleven, Inc.
0.625% due 02/10/2023		1,550	1,520
0.800% due 02/10/2024		600	569

Ausgrid Finance Pty. Ltd.
1.932% (BBSW3M + 1.220%) due 10/30/2024 ~	AUD	1,100	760
3.750% due 10/30/2024		1,220	827
3.850% due 05/01/2023		$1,800	1,800

Barry Callebaut Services NV
5.500% due 06/15/2023		2,100	2,114

BAT Capital Corp.
2.291% (US0003M + 0.880%) due 08/15/2022 ~		1,700	1,699
2.789% due 09/06/2024		1,000	968
3.222% due 08/15/2024		1,600	1,557

Bayer U.S. Finance LLC
2.839% (US0003M + 1.010%) due 12/15/2023 ~		2,000	1,990
3.875% due 12/15/2023		300	300

Berry Global, Inc.
0.950% due 02/15/2024		2,579	2,444
4.875% due 07/15/2026		1,300	1,243

Boeing Co.
1.433% due 02/04/2024		2,600	2,486
1.875% due 06/15/2023		300	293
4.508% due 05/01/2023		6,100	6,117

CenterPoint Energy Resources Corp.
2.111% (US0003M + 0.500%) due 03/02/2023 ~		575	573

Charter Communications Operating LLC
2.936% (US0003M + 1.650%) due 02/01/2024 ~		5,200	5,241

CNH Industrial NV
4.500% due 08/15/2023		2,000	2,018

ConocoPhillips Co.
2.125% due 03/08/2024		1,700	1,668

DAE Funding LLC
1.550% due 08/01/2024		1,200	1,125

Daimler Trucks Finance North America LLC
1.125% due 12/14/2023		1,000	961
2.230% (SOFRRATE + 0.750%) due 12/13/2024 ~		1,000	988

Dell International LLC
5.450% due 06/15/2023		2,772	2,801

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Discovery Communications LLC
2.950% due 03/20/2023	$2,000	$1,987

Energy Transfer LP
5.000% due 10/01/2022	300	300

Eni SpA
4.000% due 09/12/2023	1,000	996

General Mills, Inc.
6.410% due 10/15/2022	600	606

GSK Consumer Healthcare Capital U.S. LLC
3.024% due 03/24/2024	700	690

HCA, Inc.
5.000% due 03/15/2024	400	402

Hyatt Hotels Corp.
1.300% due 10/01/2023	1,100	1,066
2.563% (SOFRINDX + 1.050%) due 10/01/2023 ~	400	399

Hyundai Capital America
0.800% due 04/03/2023	1,000	976
0.875% due 06/14/2024	2,100	1,965
1.150% due 11/10/2022	1,800	1,787
1.250% due 09/18/2023	600	582
2.375% due 02/10/2023	400	395
5.750% due 04/06/2023	1,000	1,015

Imperial Brands Finance PLC
3.125% due 07/26/2024	1,900	1,841
3.500% due 02/11/2023	1,000	995

JDE Peet’s NV
0.800% due 09/24/2024	900	837

Komatsu Finance America, Inc.
0.849% due 09/09/2023	2,100	2,036

Kraft Heinz Foods Co.
2.222% (US0003M + 0.820%) due 08/10/2022 ~	300	299

Leidos, Inc.
2.950% due 05/15/2023	3,500	3,467

Lennar Corp.
4.750% due 11/15/2022	1,200	1,202

Magallanes, Inc.
3.259% (SOFRINDX + 1.780%) due 03/15/2024 ~	700	698
3.428% due 03/15/2024	400	392
3.788% due 03/15/2025	600	582

Microchip Technology, Inc.
0.983% due 09/01/2024	800	747

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,000	2,951

NXP BV
4.875% due 03/01/2024	600	606

Oracle Corp.
2.625% due 02/15/2023	5,000	4,981

Pacific National Finance Pty Ltd.
6.000% due 04/07/2023	200	202

Penske Truck Leasing Co. LP
4.250% due 01/17/2023	500	502

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024	200	187

RELX Capital, Inc.
3.500% due 03/16/2023	2,500	2,497

Reynolds American, Inc.
4.450% due 06/12/2025	1,000	995
4.850% due 09/15/2023	400	404

SABIC Capital BV
4.000% due 10/10/2023	2,200	2,206

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	4,800	4,847
5.750% due 05/15/2024	300	306

Saudi Arabian Oil Co.
1.250% due 11/24/2023	200	194

SK Hynix, Inc.
1.000% due 01/19/2024	1,500	1,433

SK Telecom Co. Ltd.
3.750% due 04/16/2023	1,000	1,002

Stellantis NV
5.250% due 04/15/2023	5,500	5,548

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$2,800	$2,804

T-Mobile USA, Inc.
3.500% due 04/15/2025		500	490

TD SYNNEX Corp.
1.250% due 08/09/2024		1,700	1,588

Thermo Fisher Scientific, Inc.
0.797% due 10/18/2023		1,600	1,551
1.215% due 10/18/2024		1,600	1,518

Time Warner Entertainment Co. LP
8.375% due 03/15/2023		1,000	1,029

Toyota Finance Australia Ltd.
1.913% (BBSW3M + 0.430%) due 09/09/2024 ~	AUD	500	342

Transurban Queensland Finance Pty. Ltd.
3.793% (BBSW3M + 2.050%) due 12/16/2024 ~		3,800	2,685

VMware, Inc.
1.000% due 08/15/2024		$500	468

Volkswagen Group Of America Finanace LLC
3.950% due 06/06/2025		700	688

VW Credit Canada, Inc.
3.700% due 11/14/2022 (c)	CAD	3,000	2,336

			112,684

UTILITIES 3.5%

AT&T, Inc.
2.850% due 05/25/2024 (c)		500	379
3.106% (BBSW3M + 1.250%) due 09/19/2023 ~	AUD	2,280	1,581
3.450% due 09/19/2023		900	617

Enel Finance International NV
2.650% due 09/10/2024		$325	315

Engie SA
2.875% due 10/10/2022		494	493

Iberdrola International BV
5.810% due 03/15/2025		200	212

Israel Electric Corp. Ltd.
5.000% due 11/12/2024		600	608
6.875% due 06/21/2023		900	924

Korea Southern Power Co. Ltd.
1.682% (BBSW3M + 0.970%) due 10/30/2024 ~	AUD	2,800	1,933

NextEra Energy Capital Holdings, Inc.
2.066% (SOFRINDX + 1.020%) due 03/21/2024 ~		$3,200	3,177

OGE Energy Corp.
0.703% due 05/26/2023		700	682

Pacific Gas & Electric Co.
1.700% due 11/15/2023		500	482
2.371% (SOFRINDX + 1.150%) due 11/14/2022 ~		1,000	996
3.400% due 08/15/2024		300	289
3.750% due 02/15/2024		400	391
3.850% due 11/15/2023		100	99

SES SA
3.600% due 04/04/2023		300	297

Southern California Edison Co.
2.343% (SOFRINDX + 0.830%) due 04/01/2024 ~		700	693

Sprint Corp.
7.875% due 09/15/2023		200	207

Verizon Communications, Inc.
2.235% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	4,710	3,257
2.511% (US0003M + 1.100%) due 05/15/2025 ~		$300	298

Victoria Power Networks Finance Pty. Ltd.
1.554% (BBSW3M + 0.500%) due 08/23/2024 ~	AUD	3,000	2,050

			19,980

Total Corporate Bonds & Notes (Cost $301,868)			294,480

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

LOUISIANA 0.1%

Tulane University, Louisiana Revenue Bonds, (NPFGC Insured), Series 2007
1.711% (US0003M) due 02/15/2036 ~		$355	$330

Total Municipal Bonds & Notes (Cost $342)			330

U.S. GOVERNMENT AGENCIES 10.0%

Fannie Mae
0.875% due 12/18/2026		5,000	4,499
1.066% (US0001M + 0.060%) due 12/25/2036 ~		2	2
1.524% due 03/01/2044 - 07/01/2044 •		7	7
1.744% due 03/25/2034 •		1	1
1.824% due 02/25/2037 •		21	21
1.974% (US0001M + 0.350%) due 05/25/2042 ~		2	2
2.304% (US0001M + 0.680%) due 12/25/2037 ~		18	18

Federal Home Loan Bank
0.830% due 02/10/2027		24,300	21,863
0.850% due 02/17/2027		4,500	4,050
0.920% due 02/26/2027		4,000	3,597
1.000% due 03/23/2026 - 07/27/2026		4,173	3,834
1.115% due 02/26/2027		4,300	3,917

Freddie Mac
0.800% due 10/28/2026 (f)		2,500	2,247
1.524% due 02/25/2045 •		29	29
1.676% due 10/25/2044 •		27	28
1.774% due 09/15/2041 •		8	8
1.876% due 07/25/2044 •		10	10
2.024% due 02/15/2038 •		11	11
2.500% due 10/25/2048		193	183
3.000% due 09/25/2045		319	307
3.443% (TSFR1M + 2.164%) due 07/15/2035 ~		53	52

Ginnie Mae
1.171% due 06/20/2051 - 07/20/2051 •		8,679	7,940
1.521% due 06/20/2051 •		2,310	2,044
1.603% (US0001M + 0.800%) due 01/20/2066 ~		238	236
1.653% due 11/20/2066 •		353	353
1.803% due 01/20/2066 •		523	523
2.500% due 01/20/2049 - 10/20/2049		133	127
2.595% due 05/20/2071 •		407	418
2.625% due 02/20/2032 •		2	2

Ginnie Mae, TBA
2.500% due 07/01/2052		500	458

Uniform Mortgage-Backed Security
4.000% due 08/01/2049		20	20

Total U.S. Government Agencies (Cost $62,601)			56,807

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%

AREIT Trust
2.718% due 09/14/2036 •		212	208
3.242% due 06/17/2039 •		2,800	2,780
3.508% due 04/15/2037 •		90	87

Atrium Hotel Portfolio Trust
2.274% (US0001M + 0.950%) due 06/15/2035 ~		700	678

Avon Finance PLC
1.690% due 09/20/2048 •	GBP	1,719	2,082

BAMLL Commercial Mortgage Securities Trust
2.374% due 04/15/2036 •		$400	392
2.524% due 03/15/2034 •		400	390

Bear Stearns Adjustable Rate Mortgage Trust
2.371% due 01/25/2034 ~		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
3.074% due 09/25/2035 ^~		$7	$5

Brass PLC
2.111% (US0003M + 0.700%) due 11/16/2066 ~		94	94

BSREP Commercial Mortgage Trust
2.275% due 08/15/2038 •		2,500	2,405

BSST Mortgage Trust
2.579% (TSFR1M + 1.300%) due 02/15/2037 ~		2,600	2,528

BX Commercial Mortgage Trust
2.024% due 01/15/2034 •		200	193

Citigroup Mortgage Loan Trust, Inc.
2.190% due 09/25/2035 •		1	1

Colony Mortgage Capital Ltd.
2.453% due 11/15/2038 •		400	388

Commercial Mortgage Trust
1.830% (US0001M + 0.630%) due 03/10/2046 ~		24	24
2.625% due 12/15/2038 •		2,500	2,400

Countrywide Home Loan Reperforming REMIC Trust
1.964% (US0001M + 0.340%) due 06/25/2035 ~		3	3

Credit Suisse First Boston Mortgage Securities Corp.
1.081% due 03/25/2032 ~		1	1
2.857% due 06/25/2033 ~		2	2

Credit Suisse Mortgage Capital Trust
1.384% due 07/25/2056 •		355	332
1.796% due 12/27/2060 ~		844	798
2.074% due 07/15/2032 •		1,000	950
2.688% due 03/25/2059 ~		787	761

Eurohome UK Mortgages PLC
1.739% (BP0003M + 0.150%) due 06/15/2044 ~	GBP	67	79

European Loan Conduit DAC
1.000% due 02/17/2030 •	EUR	995	1,029

Extended Stay America Trust
2.405% (US0001M + 1.080%) due 07/15/2038 ~		$2,485	2,426

Finsbury Square Green PLC
1.415% due 12/16/2067 •	GBP	186	222

Finsbury Square PLC
1.775% (SONIO/N + 1.010%) due 12/16/2069 ~		305	370
2.065% due 06/16/2070 •		168	204

GCAT Trust
1.091% due 05/25/2066 ~		$956	845
2.885% due 12/27/2066 ~		1,044	1,002

GCT Commercial Mortgage Trust
2.124% due 02/15/2038 •		400	388

Gemgarto PLC
1.355% (SONIO/N + 0.590%) due 12/16/2067 ~	GBP	784	945

GreenPoint Mortgage Funding Trust
2.064% (US0001M + 0.440%) due 06/25/2045 ~		$9	9

GS Mortgage Securities Trust
3.648% due 01/10/2047		155	155

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		1,936	1,845

GS Mortgage-Backed Securities Trust
1.776% (SOFR30A + 0.850%) due 12/25/2051 ~		274	256
1.776% (SOFR30A + 0.850%) due 02/25/2052 ~		819	765

GSR Mortgage Loan Trust
2.938% due 09/25/2035 ~		2	2

HarborView Mortgage Loan Trust
2.052% due 05/19/2035 •		10	10

Hawksmoor Mortgage Funding PLC
1.703% due 05/25/2053 •	GBP	585	711

Hawksmoor Mortgages
1.703% due 05/25/2053 •		2,924	3,553

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$41	$41

HPLY Trust
2.324% due 11/15/2036 •		310	301

Impac CMB Trust
2.264% due 03/25/2035 •		78	74

JP Morgan Chase Commercial Mortgage Securities Trust
2.710% due 06/15/2035 •		485	472
2.774% (US0001M + 1.450%) due 12/15/2031 ~		265	263

JP Morgan Mortgage Trust
1.776% (SOFR30A + 0.850%) due 02/25/2052 ~		263	245
3.500% due 05/25/2050 ~		111	106

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ		437	404
1.875% due 10/25/2068 þ		381	366
2.250% due 07/25/2067 þ		355	332
3.000% due 06/25/2059 þ		128	128

LUXE Commercial Mortgage Trust
2.374% due 10/15/2038 •		1,500	1,447

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.764% (US0001M + 0.440%) due 12/15/2030 ~		1	1

MF1 Multifamily Housing Mortgage Loan Trust
2.298% due 07/15/2036 •		1,342	1,326

MFA Trust
1.381% due 04/25/2065 ~		493	476

Mill City Mortgage Loan Trust
1.125% due 11/25/2060 ~		862	814
2.750% due 08/25/2059 ~		482	468

Morgan Stanley Capital Trust
2.324% (US0001M + 1.000%) due 05/15/2036 ~		800	771

Morgan Stanley Residential Mortgage Loan Trust
1.434% (SOFR30A + 0.850%) due 09/25/2051 ~		362	338

MortgageIT Trust
2.264% due 02/25/2035 •		58	57

Natixis Commercial Mortgage Securities Trust
3.102% due 03/15/2035 •		2,600	2,548

New Orleans Hotel Trust
2.313% due 04/15/2032 •		1,000	965

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		441	426
2.750% due 07/25/2059 ~		1,695	1,643
2.750% due 11/25/2059 ~		1,534	1,472
3.500% due 12/25/2057 ~		65	64
4.500% due 05/25/2058 ~		171	170

New York Mortgage Trust
1.670% due 08/25/2061 þ		781	718

NYO Commercial Mortgage Trust
2.420% due 11/15/2038 •		1,600	1,533

PFP Ltd.
2.559% due 04/14/2037 •		58	57

Residential Mortgage Securities PLC
2.040% due 06/20/2070 •	GBP	518	629

RESIMAC Premier
1.900% due 07/10/2052 •		$299	297

RMAC PLC
1.571% due 06/12/2046 •	GBP	289	350

Sequoia Mortgage Trust
1.030% due 02/20/2034 •		$97	87

Silverstone Master Issuer PLC
1.216% due 01/21/2070 •	GBP	462	562

Stratton Mortgage Funding PLC
1.361% (SONIO/N + 0.900%) due 07/20/2060 ~		403	486

Structured Asset Mortgage Investments Trust
2.084% (US0001M + 0.460%) due 05/25/2045 ~		$13	12
2.095% due 07/19/2035 •		2	1
2.255% due 09/19/2032 •		1	1

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding
1.361% due 07/20/2045 •	GBP	1,274	$1,548
1.827% due 02/20/2054 •		416	506

Towd Point Mortgage Funding PLC
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~		539	655

Towd Point Mortgage Trust
2.250% due 12/25/2061 ~		$1,535	1,503

VMC Finance LLC
2.712% due 06/16/2036 •		1,224	1,195

WaMu Mortgage Pass-Through Certificates Trust
1.476% due 02/25/2046 •		7	6
1.476% due 08/25/2046 •		6	6
1.676% due 11/25/2042 •		3	3

Wells Fargo Commercial Mortgage Trust
2.105% (US0001M + 0.850%) due 12/13/2031 ~		500	492
4.218% due 07/15/2046 ~		400	400

Wells Fargo-RBS Commercial Mortgage Trust
2.313% due 12/15/2045 •		20	20

Total Non-Agency Mortgage-Backed Securities (Cost $61,624)			59,104

ASSET-BACKED SECURITIES 13.5%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		310	306

ACE Securities Corp. Home Equity Loan Trust
2.404% due 04/25/2034 •		291	275

Anchorage Capital CLO Ltd.
2.094% due 07/15/2030 •		2,300	2,273

Apex Credit CLO Ltd.
3.086% due 09/20/2029 •		2,369	2,334

Ares CLO Ltd.
2.094% (US0003M + 1.050%) due 01/15/2032 ~		300	293

Arkansas Student Loan Authority
2.424% due 11/25/2043 •		42	42

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	1,200	1,220

Birch Grove CLO Ltd.
2.959% due 06/15/2031 •		$1,500	1,475

Chesapeake Funding LLC
0.870% due 08/15/2032		477	470

CIFC Funding Ltd.
2.134% (US0003M + 0.950%) due 10/24/2030 ~		2,800	2,755

CLNC Ltd.
2.874% (TSFR1M + 1.364%) due 08/20/2035 ~		886	868

Commonbond Student Loan Trust
2.550% due 05/25/2041		52	51

Countrywide Asset-Backed Certificates Trust
3.124% (US0001M + 1.500%) due 10/25/2034 ~		816	809

Credit Suisse First Boston Mortgage Securities Corp.
2.364% due 08/25/2032 •		2	2

Crestline Denali CLO Ltd.
2.324% due 10/23/2031 •		2,500	2,445

ECMC Group Student Loan Trust
2.374% due 02/27/2068 •		405	388
2.624% due 07/25/2069 •		363	353

Edsouth Indenture LLC
2.354% due 04/25/2039 •		33	33

EFS Volunteer LLC
2.034% due 10/25/2035 •		123	122

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		729	662

Finance America Mortgage Loan Trust
2.449% due 08/25/2034 •		165	159

FirstKey Homes Trust
1.266% due 10/19/2037		1,887	1,739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Auto Securitization Trust
1.162% due 10/15/2025	CAD	2,000	$1,510
2.321% due 10/15/2023		35	27

Ford Credit Floorplan Master Owner Trust
1.924% (US0001M + 0.600%) due 09/15/2024 ~		$700	700

Fremont Home Loan Trust
2.359% due 01/25/2035 •		190	185

Gallatin CLO Ltd.
2.134% due 07/15/2031 •		900	882
2.148% due 01/21/2028 •		673	668

Greystone Commercial Real Estate Notes Ltd.
2.504% (US0001M + 1.180%) due 09/15/2037 ~		500	493

HERA Commercial Mortgage Ltd.
2.662% due 02/18/2038 •		200	197

Hertz Vehicle Financing LLC
3.370% due 03/25/2025		300	296

KKR CLO Ltd.
1.994% due 07/15/2030 •		1,200	1,179

LCM LP
1.914% due 07/19/2027 •		2,230	2,193
2.103% (US0003M + 1.040%) due 10/20/2027 ~		792	787

LCM Ltd.
2.143% (US0003M + 1.080%) due 04/20/2031 ~		1,900	1,857

LL ABS Trust
1.070% due 05/15/2029		112	108

LoanCore Issuer Ltd.
2.454% due 05/15/2036 •		70	69
2.624% due 07/15/2036 •		2,000	1,935

Long Beach Mortgage Loan Trust
2.599% (US0001M + 0.975%) due 04/25/2035 ~		507	501

M360 Ltd.
3.126% due 11/22/2038 •		400	395

Magnetite Ltd.
2.291% due 11/15/2028 •		690	680

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	299	307

Master Credit Card Trust
2.102% due 07/21/2024 •		$500	500

MASTR Asset-Backed Securities Trust
1.724% due 11/25/2036 •		2	1
2.324% due 09/25/2034 •		151	146

MidOcean Credit CLO
2.269% due 01/29/2030 •		2,164	2,136
2.528% due 02/20/2031 •		900	885

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		87	86

Morgan Stanley ABS Capital, Inc. Trust
2.524% due 05/25/2034 •		297	285

Mountain View CLO LLC
2.134% (US0003M + 1.090%) due 10/16/2029 ~		777	767

MP CLO Ltd.
1.934% due 10/18/2028 •		1,961	1,924

Navient Private Education Loan Trust
2.324% due 04/15/2069 •		1,650	1,625
2.650% due 12/15/2028		29	29

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		294	276
1.310% due 01/15/2069		888	828
1.690% due 05/15/2069		2,376	2,238

Nelnet Student Loan Trust
2.324% due 09/27/2038 •		1,425	1,392
2.424% due 08/25/2067 •		817	800
2.524% (US0001M + 0.900%) due 06/27/2067 ~		320	317

Northstar Education Finance, Inc.
2.324% due 12/26/2031 •		17	17

NovaStar Mortgage Funding Trust
2.284% due 01/25/2036 •		182	179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	1,107	$1,146

Palmer Square Loan Funding Ltd.
2.084% due 10/24/2027 •		$257	256

PFS Financing Corp.
0.930% due 08/15/2024		500	499
2.230% due 10/15/2024		500	498

PRET LLC
2.487% due 07/25/2051 þ		1,641	1,542

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ		139	133

Renaissance Home Equity Loan Trust
2.344% (US0001M + 0.720%) due 11/25/2034 ~		4	3
2.504% due 08/25/2033 •		3	3

Santander Drive Auto Receivables Trust
2.120% due 10/15/2026		1,200	1,192

SBA Tower Trust
3.869% due 10/15/2049 þ		1,000	985

SLC Student Loan Trust
1.471% (US0003M + 0.060%) due 05/15/2029 ~		427	421
1.939% (US0003M + 0.110%) due 03/15/2027 ~		57	57

SLM Student Loan Trust
2.074% (US0001M + 0.450%) due 06/25/2043 ~		607	591
2.684% due 04/25/2023 •		363	363
2.684% (US0003M + 1.500%) due 04/25/2023 ~		106	105

SMB Private Education Loan Trust
1.340% due 03/17/2053		388	360
1.600% due 09/15/2054		440	401
2.474% (US0001M + 0.850%) due 09/15/2054 ~		1,745	1,717
2.774% (US0001M + 1.450%) due 02/17/2032 ~		56	56

Sound Point CLO Ltd.
2.174% due 01/23/2029 •		1,079	1,067

Stonepeak ABS
2.301% due 02/28/2033		269	251

Symphony Static CLO Ltd.
2.014% (US0003M + 0.830%) due 10/25/2029 ~		1,139	1,118

Theorem Funding Trust
1.210% due 12/15/2027		153	149

THL Credit Wind River Clo Ltd.
2.124% due 04/15/2031 •		2,500	2,438

Towd Point Asset Trust
2.312% due 11/20/2061 •		692	683

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		2,770	2,576
2.624% (US0001M + 1.000%) due 05/25/2058 ~		461	456
2.624% due 10/25/2059 •		319	314
2.710% due 01/25/2060 ~		950	914
3.750% due 05/25/2058 ~		482	472

TPG Real Estate Finance Issuer Ltd.
2.742% (TSFR1M + 1.264%) due 10/15/2034 ~		605	601

Venture CLO Ltd.
1.924% due 04/15/2027 •		1,240	1,227
2.163% (US0003M + 1.100%) due 01/20/2029 ~		698	691
2.193% due 04/20/2032 •		2,500	2,446
2.401% due 09/07/2030 •		2,500	2,466

Total Asset-Backed Securities (Cost $79,238)			76,671

SOVEREIGN ISSUES 0.4%

Export-Import Bank of India
2.505% (US0003M + 1.000%) due 08/21/2022 ~		1,200	1,201

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
0.750% due 07/31/2022	ILS	3,600	$1,031

Total Sovereign Issues (Cost $2,302)			2,232

SHORT-TERM INSTRUMENTS 13.5%

COMMERCIAL PAPER 0.4%

Crown Castle International Corp.
2.400% due 07/12/2022		$2,400	2,398

REPURCHASE AGREEMENTS (d) 12.9%
			73,212

ISRAEL TREASURY BILLS 0.2%
0.336% due 08/03/2022 - 03/02/2023 (a)(b)	ILS	4,500	1,284

Total Short-Term Instruments (Cost $76,986)			76,894

Total Investments in Securities (Cost $584,961)			566,518

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short Asset Portfolio	487,823	$4,770

PIMCO Short-Term Floating NAV Portfolio III	14,803	144

Total Short-Term Instruments (Cost $5,039)		4,914

Total Investments in Affiliates (Cost $5,039)		4,914

Total Investments 100.6% (Cost $590,000)		$571,432

Financial Derivative Instruments (e)(g) 0.2% (Cost or Premiums, net $(938))		978

Other Assets and Liabilities, net (0.8)%		(4,119)

Net Assets 100.0%		$568,291

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T, Inc.	2.850%	05/25/2024	10/05/2020	$387	$379	0.07%
Deutsche Bank AG	0.898	05/28/2024	05/25/2021 - 05/26/2021	500	469	0.08
VW Credit Canada, Inc.	3.700	11/14/2022	10/13/2020 - 12/14/2020	2,351	2,336	0.41

				$3,238	$3,184	0.56%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$3,512	U.S. Treasury Notes 3.000% due 06/30/2024	$(3,582)	$3,512	$3,512
	1.450	06/30/2022	07/01/2022	69,700	U.S. Treasury Notes 0.750% due 07/15/2028	(71,094)	69,700	69,703

Total Repurchase Agreements						$(74,676)	$73,212	$73,215

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$73,215	$0	$0	$73,215	$(74,676)	$(1,461)

Total Borrowings and Other Financing Transactions	$73,215	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(11,432) at a weighted average interest rate of 0.202%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2022	309	$64,895	$(85)	$174	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2022	1,355	$(152,099)	$818	$0	$(953)
U.S. Treasury 10-Year Note September Futures	09/2022	23	(2,726)	17	0	(23)
U.S. Treasury 10-Year Ultra September Futures	09/2022	162	(20,635)	(32)	0	(215)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	2	(309)	7	0	(5)

				$810	$0	$(1,196)

Total Futures Contracts				$725	$174	$(1,196)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	(1.000)%	Quarterly	12/20/2026	$	31,400	$(753)	$676	$(77)	$5	$0
CDX.IG-38 5-Year Index	(1.000)	Quarterly	06/20/2027		18,800	(155)	155	0	4	0

						$(908)	$831	$(77)	$9	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$	22,400	$(13)	$11	$(2)	$0	$(6)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023		17,100	(10)	9	(1)	0	(4)

						$(23)	$20	$(3)	$0	$(10)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(4)	1-Day USD-SOFR Compounded-OIS	2.707%	Annual	03/31/2024	106,900	$0	$(588)	$(588)	$195	$0
Pay	1-Day USD-SOFR Compounded-OIS	2.611	Annual	05/12/2024	35,900	0	(180)	(180)	73	0
Pay	1-Day USD-SOFR Compounded-OIS	2.593	Annual	05/17/2024	7,600	0	(43)	(43)	15	0

						$0	$(811)	$(811)	$283	$0

Total Swap Agreements						$(931)	$40	$(891)	$292	$(10)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$174	$292	$466	$0	$(1,196)	$(10)	$(1,206)

(f)

Securities with an aggregate market value of $981 and cash of $4,347 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2022	AUD	462		$321	$2	$0

BOA	07/2022	GBP	11,486		14,523	541	0

BPS	07/2022		$961	GBP	789	0	0
	08/2022	GBP	10,697		$12,997	0	(30)
	03/2023	ILS	1,300		383	4	0

CBK	07/2022	EUR	3,477		3,733	90	0
	08/2022	ILS	2,300		718	58	0
	12/2022		900		288	27	0

HUS	07/2022	CAD	4,425		3,505	67	0
	07/2022		$946	CAD	1,226	6	0
	08/2022	AUD	6,298		$4,465	117	0

JPM	07/2022		$3	ILS	10	0	0
	08/2022	ILS	3,643		$1,126	82	0

MYI	08/2022	AUD	470		330	5	0

RBC	08/2022		36,419		25,891	744	0
	09/2022		$158	MXN	3,255	2	0

TOR	07/2022	CAD	2,296		$1,790	6	0
	07/2022		$1,987	CAD	2,547	0	(8)
	08/2022	CAD	2,548		$1,987	8	0

Total Forward Foreign Currency Contracts						$1,759	$(38)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO Short-Term Portfolio	(Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	2,400	$(3)	$(2)

BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	2,100	(4)	(1)

Total Written Options						$(7)	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
AZD	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BOA	541	0	0	541	0	(2)	0	(2)	539	(590)	(51)
BPS	4	0	0	4	(30)	(1)	0	(31)	(27)	0	(27)
CBK	175	0	0	175	0	0	0	0	175	0	175
HUS	190	0	0	190	0	0	0	0	190	0	190
JPM	82	0	0	82	0	0	0	0	82	0	82
MYI	5	0	0	5	0	0	0	0	5	(30)	(25)
RBC	746	0	0	746	0	0	0	0	746	(640)	106
TOR	14	0	0	14	(8)	0	0	(8)	6	0	6

Total Over the Counter	$1,759	$0	$0	$1,759	$(38)	$(3)	$0	$(41)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$174	$174
Swap Agreements	0	9	0	0	283	292

	$0	$9	$0	$0	$457	$466

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,759	$0	$1,759

	$0	$9	$0	$1,759	$457	$2,225

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,196	$1,196
Swap Agreements	0	0	0	0	10	10

	$0	$0	$0	$0	$1,206	$1,206

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38	$0	$38
Written Options	0	3	0	0	0	3

	$0	$3	$0	$38	$0	$41

	$0	$3	$0	$38	$1,206	$1,247

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,948	$5,948
Swap Agreements	0	(120)	0	0	(5)	(125)

	$0	$(120)	$0	$0	$5,943	$5,823

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,201	$0	$1,201
Written Options	0	0	0	0	99	99

	$0	$0	$0	$1,201	$99	$1,300

	$0	$(120)	$0	$1,201	$6,042	$7,123

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,045	$2,045
Swap Agreements	0	855	0	0	(798)	57

	$0	$855	$0	$0	$1,247	$2,102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,865	$0	$2,865
Written Options	0	5	0	0	(4)	1

	$0	$5	$0	$2,865	$(4)	$2,866

	$0	$860	$0	$2,865	$1,243	$4,968

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$161,816	$0	$161,816
Industrials	0	112,684	0	112,684
Utilities	0	19,980	0	19,980
Municipal Bonds & Notes
Louisiana	0	330	0	330
U.S. Government Agencies	0	56,807	0	56,807
Non-Agency Mortgage-Backed Securities	0	59,104	0	59,104
Asset-Backed Securities	0	76,671	0	76,671
Sovereign Issues	0	2,232	0	2,232
Short-Term Instruments
Commercial Paper	0	2,398	0	2,398
Repurchase Agreements	0	73,212	0	73,212
Israel Treasury Bills	0	1,284	0	1,284

	$0	$566,518	$0	$566,518

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,914	$0	$0	$4,914

Total Investments	$4,914	$566,518	$0	$571,432

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$466	$0	$466
Over the counter	0	1,759	0	1,759

	$0	$2,225	$0	$2,225

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,206)	0	(1,206)
Over the counter	0	(41)	0	(41)

	$0	$(1,247)	$0	$(1,247)

Total Financial Derivative Instruments	$0	$978	$0	$978

Totals	$4,914	$567,496	$0	$572,410

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Notes to Financial Statements	(Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Notes to Financial Statements	(Cont.)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$4,834	$31	$0	$0	$(95)	$4,770	$32	$0

SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Notes to Financial Statements	(Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$143	$1	$0	$0	$0	$144	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

exceed a specified rate, or ‘cap,’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘floor,’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk   An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales

$28,702	$7,537

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$85,420	$161,292	$131,056	$56,728

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,167	$21,965	4,076	$42,497

Administrative Class	8,205	83,788	12,131	125,990

Advisor Class	4,588	46,695	6,776	70,338
Issued as reinvestment of distributions

Institutional Class	44	447	72	745

Administrative Class	132	1,339	231	2,397

Advisor Class	127	1,290	217	2,255
Cost of shares redeemed

Institutional Class	(955)	(9,645)	(941)	(9,708)

Administrative Class	(5,278)	(53,828)	(15,376)	(159,835)

Advisor Class	(1,831)	(18,668)	(5,889)	(61,152)

Net increase (decrease) resulting from Portfolio share transactions	7,199	$73,383	1,297	$13,527

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 56% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)	June 30, 2022	(Unaudited)

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$589,099	$3,512	$(19,627)	$(16,115)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	STR	State Street FICC Repo

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso

CAD	Canadian Dollar	ILS	Israeli Shekel	USD	United States Dollar

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	SOFR	Secured Overnight Financing Rate	TSFR1M	Term SOFR 1-Month

BP0003M	3 Month GBP-LIBOR	SONIO	Sterling Overnight Interbank Average Rate	US0001M	ICE 1-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	SOFR30A	30-day Secured Overnight Financing Rate Average	US0003M	ICE 3-Month USD LIBOR

SOFRINDX	Secured Overnight Financing Rate Index

Municipal Bond or Agency Abbreviations:

NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents,as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT17SAR_063022

PIMCO VARIABLE INSURANCE TRUST

Semiannual Report

June 30, 2022

PIMCO Total Return Portfolio

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Variable Insurance Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on 27 July 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its July and September 2022 meetings. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Amid periods of volatility, global equities generally posted weak results during the reporting period as economic and geopolitical concerns weighed on investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned -19.96%. Global equities, as represented by the MSCI World Index, returned -20.51%, while emerging market

2	PIMCO VARIABLE INSURANCE TRUST

equities, as measured by the MSCI Emerging Markets Index, returned -17.63%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.33% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.84%.

Commodity prices were volatile and generated mixed returns. Brent crude oil, which was approximately $78 a barrel at the start of the reporting period, rose to roughly $112 a barrel at the end of June 2022. We believe the oil-price increase was driven by supply shortages and stronger demand due to economic re-openings as COVID-19 restrictions eased. Repercussions from the war in Ukraine also contributed to higher oil prices. Prices of other commodities, such as copper and gold, declined during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was due to several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants and geopolitical events. The U.S. dollar strengthened against several major currencies. For example, during the reporting period, the U.S. dollar returned 7.79%, 10.01% and 15.21% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Variable Insurance Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	JUNE 30, 2022	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Portfolio’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolio’s compliance calculations, including those used in the Portfolio’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolio’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolio’s service providers and disrupt the Portfolio’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolio may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through

4	PIMCO VARIABLE INSURANCE TRUST

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods. Historical performance for the Portfolio or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Portfolio and its share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolio’s complete schedule of securities holdings as of the end of each

SEMIANNUAL REPORT	|	JUNE 30, 2022	5

Important Information About the PIMCO Total Return Portfolio	(Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/pvit, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their insurance company. Any election to receive reports in paper will apply to all portfolio companies available under the investor’s contract at the insurance company.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires portfolios to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Portfolio’s investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolio) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolio will not be known unless and until any final rulemaking is adopted.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of June 30, 2022†§

U.S. Government Agencies	25.3%

Corporate Bonds & Notes	24.8%

Asset-Backed Securities	13.0%

Short-Term Instruments‡	11.2%

Non-Agency Mortgage-Backed Securities	11.2%

U.S. Treasury Obligations	10.0%

Sovereign Issues	2.6%

Preferred Securities	1.2%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	(11.51)%	(11.50)%	0.91%	1.80%	4.71%
PIMCO Total Return Portfolio Administrative Class	(11.58)%	(11.64)%	0.75%	1.65%	4.55%
PIMCO Total Return Portfolio Advisor Class	(11.62)%	(11.73)%	0.65%	1.55%	3.77%
Bloomberg U.S. Aggregate Index±	(10.35)%	(10.29)%	0.88%	1.54%	4.18%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

≈ For class inception dates please refer to the Important Information.

♦ Average annual total return since 12/31/1997.

± Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the prices of individual positions (which may be sourced from different pricing vendors or other sources) used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or via (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.50% for Institutional Class shares, 0.65% for Administrative Class shares, and 0.75% for Advisor Class shares. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

»	Short exposure to duration in the U.K. contributed to relative performance, as interest rates rose.

»	Short exposure to duration in Japan contributed to relative performance, as interest rates rose.

»	There were no other material contributors for this Fund.

»	Positions in non-agency MBS and other securitized assets detracted from relative performance, as spreads widened.

»	Positions in high yield credit detracted from relative performance, as spreads widened.

»	Tactical U.S. duration positioning, primarily an overweight in March detracted from relative performance, as interest rates rose that month.

»	Long exposure to duration in Italy detracted from relative performance, as interest rates rose.

SEMIANNUAL REPORT	|	JUNE 30, 2022	7

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$884.90	$2.36	$1,000.00	$1,022.02	$2.53	0.51%
Administrative Class	1,000.00	884.20	3.05	1,000.00	1,021.28	3.27	0.66
Advisor Class	1,000.00	883.80	3.51	1,000.00	1,020.79	3.77	0.76

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	JUNE 30, 2022	9

Financial Highlights	PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total
Institutional Class

01/01/2022 - 06/30/2022+	$10.76	$0.13	$(1.36)	$(1.23)	$(0.12)	$0.00	$(0.12)

12/31/2021	11.59	0.23	(0.36)	(0.13)	(0.22)	(0.48)	(0.70)

12/31/2020	11.02	0.25	0.71	0.96	(0.26)	(0.13)	(0.39)

12/31/2019	10.48	0.34	0.54	0.88	(0.34)	0.00	(0.34)

12/31/2018	10.94	0.30	(0.34)	(0.04)	(0.29)	(0.13)	(0.42)

12/31/2017	10.64	0.26	0.28	0.54	(0.24)	0.00	(0.24)
Administrative Class

01/01/2022 - 06/30/2022+	10.76	0.12	(1.36)	(1.24)	(0.11)	0.00	(0.11)

12/31/2021	11.59	0.21	(0.36)	(0.15)	(0.20)	(0.48)	(0.68)

12/31/2020	11.02	0.24	0.70	0.94	(0.24)	(0.13)	(0.37)

12/31/2019	10.48	0.32	0.55	0.87	(0.33)	0.00	(0.33)

12/31/2018	10.94	0.28	(0.34)	(0.06)	(0.27)	(0.13)	(0.40)

12/31/2017	10.64	0.25	0.27	0.52	(0.22)	0.00	(0.22)
Advisor Class

01/01/2022 - 06/30/2022+	10.76	0.11	(1.36)	(1.25)	(0.10)	0.00	(0.10)

12/31/2021	11.59	0.20	(0.36)	(0.16)	(0.19)	(0.48)	(0.67)

12/31/2020	11.02	0.23	0.70	0.93	(0.23)	(0.13)	(0.36)

12/31/2019	10.48	0.31	0.55	0.86	(0.32)	0.00	(0.32)

12/31/2018	10.94	0.27	(0.34)	(0.07)	(0.26)	(0.13)	(0.39)

12/31/2017	10.64	0.24	0.27	0.51	(0.21)	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio. Additionally, excludes initial sales charges and contingent deferred sales charges.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.41	(11.51)%	$266,281	0.51	%*	0.51	%*	0.50	%*	0.50	%*	2.55	%*	182%

10.76	(1.12)	392,304	0.50		0.50		0.50		0.50		2.10		308

11.59	8.81	160,779	0.54		0.54		0.50		0.50		2.22		514

11.02	8.52	129,771	0.71		0.71		0.50		0.50		3.11		534

10.48	(0.38)	83,675	0.76		0.76		0.50		0.50		2.78		631

10.94	5.07	83,041	0.54		0.54		0.50		0.50		2.43		574

9.41	(11.58)	2,868,305	0.66	*	0.66	*	0.65	*	0.65	*	2.40	*	182

10.76	(1.27)	3,426,140	0.65		0.65		0.65		0.65		1.90		308

11.59	8.65	3,980,729	0.69		0.69		0.65		0.65		2.08		514

11.02	8.36	4,031,074	0.86		0.86		0.65		0.65		2.98		534

10.48	(0.53)	3,961,602	0.91		0.91		0.65		0.65		2.62		631

10.94	4.91	4,456,274	0.69		0.69		0.65		0.65		2.28		574

9.41	(11.62)	1,990,762	0.76	*	0.76	*	0.75	*	0.75	*	2.30	*	182

10.76	(1.36)	2,346,735	0.75		0.75		0.75		0.75		1.81		308

11.59	8.54	2,615,776	0.79		0.79		0.75		0.75		1.98		514

11.02	8.25	2,225,815	0.96		0.96		0.75		0.75		2.88		534

10.48	(0.63)	2,420,067	1.01		1.01		0.75		0.75		2.51		631

10.94	4.81	2,955,716	0.79		0.79		0.75		0.75		2.19		574

SEMIANNUAL REPORT	|	JUNE 30, 2022	11

Statement of Assets and Liabilities	PIMCO Total Return Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$6,170,865
Investments in Affiliates	185,836
Financial Derivative Instruments
Exchange-traded or centrally cleared	22,020
Over the counter	34,125
Deposits with counterparty	81,286
Foreign currency, at value	14,526
Receivable for investments sold	3,919
Receivable for investments sold on a delayed-delivery basis	655
Receivable for TBA investments sold	1,322,798
Receivable for Portfolio shares sold	79
Interest and/or dividends receivable	24,828
Dividends receivable from Affiliates	265
Total Assets	7,861,202

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$229,759

Financial Derivative Instruments
Exchange-traded or centrally cleared	22,183
Over the counter	43,191
Payable for investments purchased	1,199
Payable for investments in Affiliates purchased	265
Payable for TBA investments purchased	2,399,784
Deposits from counterparty	13,267
Payable for Portfolio shares redeemed	22,331
Overdraft due to custodian	976
Accrued investment advisory fees	1,064
Accrued supervisory and administrative fees	1,064
Accrued distribution fees	415
Accrued servicing fees	356
Total Liabilities	2,735,854

Net Assets	$5,125,348

Net Assets Consist of:

Paid in capital	$5,857,895
Distributable earnings (accumulated loss)	(732,547)

Net Assets	$5,125,348

Net Assets:

Institutional Class	$266,281
Administrative Class	2,868,305
Advisor Class	1,990,762

Shares Issued and Outstanding:

Institutional Class	28,288
Administrative Class	304,707
Advisor Class	211,484

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.41
Administrative Class	9.41
Advisor Class	9.41

Cost of investments in securities	$6,681,310
Cost of investments in Affiliates	$190,020
Cost of foreign currency held	$14,559
Proceeds received on short sales	$228,156
Cost or premiums of financial derivative instruments, net	$13,275

* Includes repurchase agreements of:	$351,093

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations	PIMCO Total Return Portfolio

Six Months Ended June 30, 2022
(Amounts in thousands†)

Investment Income:

Interest	$81,201
Dividends, net of foreign taxes*	1,864
Dividends from Investments in Affiliates	1,566
Total Income	84,631

Expenses:

Investment advisory fees	6,904
Supervisory and administrative fees	6,904
Distribution and/or servicing fees - Administrative Class	2,296
Distribution and/or servicing fees - Advisor Class	2,649
Trustee fees	97
Interest expense	234
Miscellaneous expense	10
Total Expenses	19,094

Net Investment Income (Loss)	65,537

Net Realized Gain (Loss):

Investments in securities	(136,206)
Investments in Affiliates	(1,592)
Exchange-traded or centrally cleared financial derivative instruments	(41,893)
Over the counter financial derivative instruments	5,953
Foreign currency	(1,150)

Net Realized Gain (Loss)	(174,888)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(525,480)
Investments in Affiliates	(2,958)
Exchange-traded or centrally cleared financial derivative instruments	(62,160)
Over the counter financial derivative instruments	(1,131)
Foreign currency assets and liabilities	(268)

Net Change in Unrealized Appreciation (Depreciation)	(591,997)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(701,348)

* Foreign tax withholdings - Dividends	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	13

Statements of Changes in Net Assets	PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$65,537	$124,527
Net realized gain (loss)	(174,888)	(9,934)
Net change in unrealized appreciation (depreciation)	(591,997)	(201,306)

Net Increase (Decrease) in Net Assets Resulting from Operations	(701,348)	(86,713)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,056)	(19,322)
Administrative Class	(34,137)	(231,885)
Advisor Class	(22,582)	(162,431)

Total Distributions(a)	(60,775)	(413,638)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(277,708)	(91,754)

Total Increase (Decrease) in Net Assets	(1,039,831)	(592,105)

Net Assets:

Beginning of period	6,165,179	6,757,284
End of period	$5,125,348	$6,165,179

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Total Return Portfolio	June 30, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Castlelake LP
2.950% (LIBOR01M + 2.950%) due 05/13/2031 «~	$10,222	$9,302

Total Loan Participations and Assignments (Cost $10,208)		9,302

CORPORATE BONDS & NOTES 30.7%

BANKING & FINANCE 17.9%

Alexandria Real Estate Equities, Inc.
1.875% due 02/01/2033	9,800	7,380
4.300% due 01/15/2026	1,199	1,202
4.500% due 07/30/2029	4,500	4,387

American Assets Trust LP
3.375% due 02/01/2031	2,800	2,399

American Express Co.
2.550% due 03/04/2027	2,300	2,145

American Tower Corp.
2.750% due 01/15/2027	13,400	12,266
3.000% due 06/15/2023	1,400	1,386
3.375% due 05/15/2024	2,500	2,465

Aviation Capital Group LLC
4.125% due 08/01/2025	14,600	13,892

Bank of America Corp.
1.197% due 10/24/2026 •	5,700	5,109
1.530% due 12/06/2025 •	8,500	7,918
3.384% due 04/02/2026 •	14,000	13,589

Bank of Nova Scotia
2.440% due 03/11/2024	15,000	14,692

Banque Federative du Credit Mutuel SA
2.023% (US0003M + 0.960%) due 07/20/2023 ~	13,400	13,449

Barclays Bank PLC
7.625% due 11/21/2022 (g)	683	690

Barclays PLC
3.650% due 03/16/2025	500	490

Blue Owl Finance LLC
3.125% due 06/10/2031	17,000	13,140

BNP Paribas SA
2.871% due 04/19/2032 •	17,000	14,068
4.625% due 02/25/2031 •(f)(g)	1,900	1,407
4.705% due 01/10/2025 •	14,400	14,404

Boston Properties LP
4.500% due 12/01/2028	13,908	13,537

Cape Lookout Re Ltd.
6.693% (T-BILL 3MO + 5.000%) due 03/28/2029 ~	4,900	4,865

Capital One Financial Corp.
2.636% due 03/03/2026 •	8,200	7,753

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,900	4,446

Citigroup, Inc.
2.572% due 06/03/2031 •(h)	9,500	7,994
2.603% (US0003M + 1.023%) due 06/01/2024 ~	16,500	16,395
3.070% due 02/24/2028 •	15,000	13,925

Commonwealth Bank of Australia
2.552% due 03/14/2027	14,700	13,740

Cooperatieve Rabobank UA
1.106% due 02/24/2027 •	8,000	7,066

Credit Agricole SA
1.907% due 06/16/2026 •	11,300	10,408

Credit Suisse AG
6.500% due 08/08/2023 (g)	3,800	3,810

Credit Suisse Group AG
2.593% due 09/11/2025 •	15,200	14,317
6.250% due 12/18/2024 •(f)(g)	400	365
7.500% due 12/11/2023 •(f)(g)	12,300	11,748

CubeSmart LP
2.250% due 12/15/2028	15,700	13,429

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Danske Bank AS
4.298% due 04/01/2028 •		$14,000	$13,290

Deutsche Bank AG
3.300% due 11/16/2022		17,000	16,999
3.547% due 09/18/2031 •		5,000	4,191
3.950% due 02/27/2023		5,415	5,405
3.961% due 11/26/2025 •		25,200	24,375

EPR Properties
3.750% due 08/15/2029		4,300	3,583

Equinix, Inc.
3.900% due 04/15/2032		8,800	7,969

ERP Operating LP
3.500% due 03/01/2028		1,000	953

European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,740

Federal Realty OP LP
3.500% due 06/01/2030		$6,800	6,184

Ford Motor Credit Co. LLC
3.250% due 09/15/2025	EUR	4,900	4,717
3.375% due 11/13/2025		$6,600	5,964
4.535% due 03/06/2025	GBP	1,600	1,827
5.584% due 03/18/2024		$9,200	9,171

GA Global Funding Trust
1.950% due 09/15/2028		15,400	13,031

GLP Capital LP
5.250% due 06/01/2025		3,200	3,144
5.750% due 06/01/2028		7,900	7,730

Goldman Sachs Group, Inc.
2.581% (US0003M + 1.170%) due 05/15/2026 ~		8,400	8,206
3.000% due 03/15/2024		9,100	8,987
3.750% due 05/22/2025		10,897	10,781

Goodman U.S. Finance Four LLC
4.625% due 05/04/2032		14,000	13,751

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		11,200	10,732

GSPA Monetization Trust
6.422% due 10/09/2029		5,504	5,479

Hanwha Life Insurance Co. Ltd.
3.379% due 02/04/2032 •		15,000	13,699

Highwoods Realty LP
4.125% due 03/15/2028		3,600	3,448

HSBC Holdings PLC
6.000% due 09/29/2023 •(f)(g)	EUR	1,700	1,766

ING Groep NV
4.625% due 01/06/2026		$4,700	4,698

Intercontinental Exchange, Inc.
2.100% due 06/15/2030		7,000	5,864

JPMorgan Chase & Co.
1.578% due 04/22/2027 •		17,000	15,157
2.182% due 06/01/2028 •		16,000	14,238

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	38,168	4,377

Kilroy Realty LP
3.050% due 02/15/2030		$2,200	1,887

LeasePlan Corp. NV
2.875% due 10/24/2024		8,200	7,859

Lloyds Bank PLC
0.000% due 04/02/2032 þ		15,000	9,651

Mid-America Apartments LP
2.750% due 03/15/2030		5,000	4,361

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025		6,600	6,069
1.640% due 10/13/2027 •		11,600	10,233

Mizuho Financial Group, Inc.
1.979% (US0003M + 0.990%) due 07/10/2024 ~		16,200	16,140
2.201% due 07/10/2031 •		1,700	1,381
2.226% due 05/25/2026 •		12,600	11,789

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		15,000	13,640

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	1,755

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
3.960% due 07/18/2030 •		$11,500	$10,683

Natwest Group PLC
3.073% due 05/22/2028 •		2,600	2,366
4.519% due 06/25/2024 •		2,200	2,195

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		17,000	14,341
2.600% due 09/28/2022		10,300	10,250
3.875% due 09/21/2023		7,800	7,750

Nomura Holdings, Inc.
2.679% due 07/16/2030		9,400	7,697

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	21,486	2,491

Nykredit Realkredit AS
1.000% due 10/01/2050		27,235	3,016
1.500% due 10/01/2053		99	11

Omega Healthcare Investors, Inc.
3.375% due 02/01/2031		$13,600	11,057

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		3,800	3,787

Physicians Realty LP
4.300% due 03/15/2027		2,250	2,207

Piper Sandler Cos.
5.200% due 10/15/2023		11,300	11,145

Prologis LP
3.875% due 09/15/2028		2,600	2,527

Public Storage
3.094% due 09/15/2027		12,000	11,406

Realkredit Danmark AS
1.500% due 10/01/2053	DKK	22,949	2,664

Realty Income Corp.
3.000% due 01/15/2027		$7,300	6,917
3.250% due 06/15/2029		900	839
3.250% due 01/15/2031		4,000	3,640
4.625% due 11/01/2025		5,900	5,991

Regency Centers LP
2.950% due 09/15/2029		600	528

Sanders Re Ltd.
11.750% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		10,000	10,008

Santander Holdings USA, Inc.
3.450% due 06/02/2025		11,900	11,456

Scentre Group Trust
3.625% due 01/28/2026		15,900	15,341

Service Properties Trust
4.500% due 06/15/2023		4,500	4,192
4.950% due 02/15/2027		6,100	4,500

Society of Lloyd’s
4.750% due 10/30/2024	GBP	1,700	2,058

Standard Chartered PLC
1.822% due 11/23/2025 •		$16,000	14,829
3.785% due 05/21/2025 •		11,000	10,799

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		2,500	2,300
1.902% due 09/17/2028		17,000	14,425

Sun Communities Operating LP
4.200% due 04/15/2032		16,000	14,567

Toronto-Dominion Bank
2.800% due 03/10/2027		8,000	7,492

UBS AG
5.125% due 05/15/2024 (g)		1,700	1,700

UBS Group AG
4.125% due 04/15/2026		10,300	10,154
7.000% due 02/19/2025 •(f)(g)		300	298

UniCredit SpA
2.569% due 09/22/2026 •		9,300	8,329
7.830% due 12/04/2023		18,700	19,372

Ventas Realty LP
3.250% due 10/15/2026		4,100	3,876

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	5,200	4,851

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	15

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welltower, Inc.
3.100% due 01/15/2030	$7,000	$6,206

		916,758

INDUSTRIALS 9.7%

Activision Blizzard, Inc.
2.500% due 09/15/2050	2,000	1,374

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	13,464	13,312

Amdocs Ltd.
2.538% due 06/15/2030	6,900	5,819

American Airlines Pass-Through Trust
3.000% due 04/15/2030	6,124	5,564
3.250% due 04/15/2030	3,137	2,629
3.500% due 08/15/2033	6,152	5,137

American Airlines, Inc.
5.500% due 04/20/2026	7,800	7,194

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050	12,100	10,898

Bacardi Ltd.
4.450% due 05/15/2025	12,600	12,488

BAE Systems PLC
1.900% due 02/15/2031	5,300	4,269

Bayer U.S. Finance LLC
2.839% (US0003M + 1.010%) due 12/15/2023 ~	7,700	7,661
4.250% due 12/15/2025	4,700	4,647

Boeing Co.
1.433% due 02/04/2024	12,500	11,951
2.750% due 02/01/2026	19,900	18,509

Broadcom, Inc.
2.600% due 02/15/2033	16,900	13,015
3.137% due 11/15/2035	22,963	17,470
3.187% due 11/15/2036	2,800	2,132
3.469% due 04/15/2034	4,097	3,340

Charter Communications Operating LLC
2.936% (US0003M + 1.650%) due 02/01/2024 ~	4,800	4,838

Dell International LLC
5.850% due 07/15/2025	15,150	15,641

Duke University
2.682% due 10/01/2044	18,900	14,617

Emory University
2.143% due 09/01/2030	12,700	11,138

Entergy Louisiana LLC
2.350% due 06/15/2032	15,500	12,973

Expedia Group, Inc.
3.250% due 02/15/2030	15,900	13,275

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	2,593	2,425

General Electric Co.
1.743% (US0003M + 0.380%) due 05/05/2026 ~	3,771	3,586

General Motors Co.
6.125% due 10/01/2025 (h)	19,900	20,602

Global Payments, Inc.
1.200% due 03/01/2026	16,000	14,122

Gray Oak Pipeline LLC
3.450% due 10/15/2027	13,300	12,179

Huntington Ingalls Industries, Inc.
2.043% due 08/16/2028	17,000	14,530

Hyundai Capital America
2.100% due 09/15/2028	14,200	11,982
5.875% due 04/07/2025	14,000	14,440

Imperial Brands Finance PLC
3.125% due 07/26/2024	16,000	15,505

International Flavors & Fragrances, Inc.
1.832% due 10/15/2027	4,900	4,226

Magallanes, Inc.
3.528% due 03/15/2024	10,000	9,798

Marriott International, Inc.
4.150% due 12/01/2023	16,800	16,870

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		$1,400	$1,048

MPLX LP
4.000% due 03/15/2028		6,900	6,561

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		16,600	14,763

NXP BV
3.875% due 06/18/2026		12,100	11,671

NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.667% due 10/01/2050		3,000	2,106

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (d)(f)		5,001	21

Royalty Pharma PLC
1.200% due 09/02/2025		3,000	2,678

S&P Global, Inc.
4.250% due 05/01/2029		1,390	1,376

Sprint Spectrum Co. LLC
4.738% due 03/20/2025		9,488	9,496
5.152% due 09/20/2029		10,700	10,796

Sutter Health
3.161% due 08/15/2040		13,100	10,316

T-Mobile USA, Inc.
2.050% due 02/15/2028		13,000	11,299

Teva Pharmaceutical Finance Netherlands BV
4.500% due 03/01/2025	EUR	11,400	11,200

United Airlines Pass-Through Trust
3.100% due 01/07/2030		$763	698

Volkswagen Group of America Finance LLC
3.200% due 09/26/2026		9,700	9,184
4.750% due 11/13/2028		16,100	16,031

Wynn Las Vegas LLC
5.500% due 03/01/2025		18,000	16,506

			495,906

UTILITIES 3.1%

AEP Texas, Inc.
2.400% due 10/01/2022		2,200	2,201

AES Corp.
3.950% due 07/15/2030		6,400	5,791

Alabama Power Co.
1.450% due 09/15/2030		4,800	3,900

AT&T, Inc.
4.500% due 05/15/2035		15,550	14,799

Duke Energy Ohio, Inc.
3.650% due 02/01/2029		5,600	5,358

Duke Energy Progress LLC
2.000% due 08/15/2031		13,200	10,947

Edison International
3.125% due 11/15/2022		5,000	4,993

EDP Finance BV
1.710% due 01/24/2028		13,300	11,410

Enel Finance International NV
2.250% due 07/12/2031		17,000	13,361

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		2,100	2,051

NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/2030		19,000	15,973

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		9,619	5,935

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		124	120

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		5,050	1,262

Pacific Gas & Electric Co.
2.500% due 02/01/2031		2,790	2,137
2.950% due 03/01/2026		1,900	1,729
3.150% due 01/01/2026		2,400	2,201
3.300% due 03/15/2027		3,100	2,780
3.300% due 12/01/2027		200	175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 08/01/2040	$4,300	$2,971
3.400% due 08/15/2024	5,800	5,579
3.500% due 06/15/2025	3,300	3,128
4.200% due 03/01/2029	11,000	9,829
4.250% due 08/01/2023	1,000	995
4.250% due 03/15/2046	1,500	1,098
4.550% due 07/01/2030	8,700	7,739
4.650% due 08/01/2028	2,000	1,855
4.750% due 02/15/2044	1,900	1,460
5.450% due 06/15/2027	3,100	3,003

Pennsylvania Electric Co.
3.250% due 03/15/2028	1,700	1,579

Southern California Gas Co.
2.950% due 04/15/2027	11,300	10,705

VTR Comunicaciones SpA
5.125% due 01/15/2028	798	577

WEC Energy Group, Inc.
1.375% due 10/15/2027	5,000	4,337

		161,978

Total Corporate Bonds & Notes (Cost $1,738,557)		1,574,642

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.1%

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	6,200	5,776

FLORIDA 0.1%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	3,000	2,716

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,367	1,465

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	5,000	4,480
3.007% due 01/01/2033	2,000	1,767

		7,712

NEW YORK 0.1%

New York State Urban Development Corp. Revenue Notes, Series 2020
0.965% due 03/15/2024	3,900	3,748
1.115% due 03/15/2025	2,500	2,344

		6,092

OHIO 0.1%

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	4,900	4,967

TEXAS 0.0%

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.246% due 11/01/2031	2,500	2,107

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.151% due 06/01/2032	7,095	6,117

Total Municipal Bonds & Notes (Cost $38,433)		35,487

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 31.4%

Fannie Mae
1.001% due 07/25/2037 •	$204	$200
1.066% (US0001M + 0.060%) due 12/25/2036 ~	68	67
1.110% due 06/25/2055 •	1,300	1,298
1.296% due 08/25/2055 ~(a)	5,805	256
1.523% due 06/01/2043 •	262	267
1.524% due 07/01/2044 •	47	48
1.711% due 08/01/2035 •	113	113
1.825% due 04/01/2035 •	214	213
1.874% due 05/25/2037 •	15	15
1.974% (US0001M + 0.350%) due 03/25/2044 ~	240	238
2.034% due 09/25/2035 •	158	158
2.084% due 05/25/2035 ~	37	38
2.090% due 09/01/2035 •	12	12
2.162% due 08/01/2035 •	12	12
2.332% due 09/01/2039 •	10	10
2.352% due 05/01/2038 •	3,287	3,387
2.358% due 01/25/2031 ~(a)	15,146	1,778
3.555% due 10/01/2032 •	61	62
3.965% due 12/01/2036 •	47	48
4.131% due 11/01/2035 •	9	9
5.000% due 04/25/2033	208	215
5.019% due 09/01/2034 •	26	27
7.000% due 04/25/2023 - 06/01/2032	48	51

Freddie Mac
1.150% (US0001M + 0.350%) due 08/15/2040 ~	4,504	4,449
1.150% due 10/15/2040 •	4,475	4,450
1.285% due 08/25/2022 ~(a)	35,396	1
1.524% due 02/25/2045 •	68	70
1.824% due 09/15/2030 •	2	2
2.044% due 05/15/2037 •	260	264
3.500% due 03/01/2048	1,855	1,816
4.000% due 04/01/2029 - 01/01/2041	947	961
4.500% due 03/01/2029 - 04/01/2029	658	666
5.500% due 10/01/2034 - 07/01/2038	792	850
6.000% due 02/01/2033 - 05/01/2040	1,695	1,857
6.500% due 04/15/2029 - 10/01/2037	12	13
7.000% due 06/15/2023	13	13
7.500% due 07/15/2030 - 03/01/2032	20	21

Ginnie Mae
1.253% due 08/20/2066 •	27	27
1.362% (US0001M + 0.300%) due 10/20/2043 ~	4,745	4,697
1.403% due 07/20/2065 - 08/20/2065 •	15,766	15,658
1.573% due 10/20/2066 •	6,410	6,390
1.603% due 06/20/2066 •	3,603	3,594
1.633% due 08/20/2066 •	10,327	10,307
1.750% due 10/20/2029 - 11/20/2029 •	18	18
1.803% due 01/20/2066 •	2,763	2,760
1.875% (H15T1Y + 1.500%) due 04/20/2026 ~	6	6
1.875% due 05/20/2030 •	1	1
1.968% due 04/20/2067 •	7,446	7,359
2.000% due 07/20/2030 •	1	1
2.500% due 04/20/2052	13,390	12,282
2.625% due 02/20/2027 - 02/20/2032 •	47	47
3.000% due 03/15/2045 - 08/15/2045	1,570	1,490
3.096% due 09/20/2066 ~	12,733	13,141
3.379% due 06/20/2067 •	393	392
4.000% due 06/15/2049 - 03/15/2052	2,842	2,872
4.500% due 04/20/2048 - 05/20/2048	3,822	3,915
5.000% due 07/20/2049	618	638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/15/2038 - 11/15/2039		$9	$10

Ginnie Mae, TBA
2.000% due 07/01/2052		5,800	5,152
4.000% due 07/01/2052		3,800	3,814

U.S. Small Business Administration
5.130% due 09/01/2023		1	1

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052		64,952	56,653
2.500% due 07/01/2039 - 03/01/2040		1,111	1,023
3.000% due 09/01/2027 - 04/01/2052		114,499	108,220
3.500% due 02/01/2025 - 06/01/2048		19,974	19,888
4.000% due 01/01/2026 - 05/01/2048		12,877	12,910
4.500% due 08/01/2023 - 08/01/2043		1,846	1,872
5.000% due 06/01/2025 - 08/01/2044		2,324	2,414
5.500% due 07/01/2022 - 07/01/2041		6,387	6,831
6.000% due 04/01/2026 - 01/01/2039		4,895	5,219

Uniform Mortgage-Backed Security, TBA
3.000% due 07/01/2052 - 08/01/2052		740,200	688,918
3.500% due 07/01/2052 - 08/01/2052		282,100	271,342
4.000% due 04/01/2052 - 07/01/2052		313,000	308,394
4.500% due 07/01/2052		6,000	6,025

Total U.S. Government Agencies (Cost $1,619,269)			1,608,236

U.S. TREASURY OBLIGATIONS 12.4%

U.S. Treasury Bonds
1.375% due 11/15/2040		106,200	76,526
1.375% due 08/15/2050		75,400	49,665
1.625% due 11/15/2050		41,600	29,277
1.875% due 02/15/2041		79,000	61,992
2.000% due 02/15/2050		47,000	36,443
2.250% due 05/15/2041		22,000	18,367
2.500% due 02/15/2045 (m)		9,800	8,319
2.750% due 11/15/2042		8,300	7,439
2.875% due 08/15/2045 (k)(m)		10,000	9,092
2.875% due 05/15/2049		31,900	29,758
3.000% due 05/15/2042		4,300	4,035
3.000% due 11/15/2044		155,300	144,059
3.000% due 05/15/2045		41,000	38,063
3.125% due 11/15/2041		20,500	19,694
3.125% due 08/15/2044		35,700	33,848
3.375% due 05/15/2044		16,300	16,102
3.625% due 02/15/2044 (m)		2,900	2,978
3.750% due 08/15/2041 (k)		27,700	29,127

U.S. Treasury Notes
1.750% due 09/30/2022 (k)(m)		20,665	20,662

Total U.S. Treasury Obligations (Cost $832,469)			635,446

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.9%

Alba PLC
1.059% (SONIO/N + 0.289%) due 03/17/2039 ~	GBP	7,590	8,929

American Home Mortgage Investment Trust
4.086% (US0006M + 2.000%) due 02/25/2045 ~		$1	1
6.700% due 06/25/2036 þ		11,432	2,276

AREIT Trust
2.021% (SOFR30A + 1.250%) due 01/16/2037 ~		15,000	14,413
3.242% due 06/17/2039 •		13,500	13,402
3.508% due 04/15/2037 •		996	966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
2.966% due 05/25/2035 ~		$145	$142
5.000% due 07/26/2036		19,297	3,404
6.000% due 03/25/2037 ^		1,537	1,339

Banc of America Mortgage Trust
3.983% due 05/25/2033 ~		75	75

BCAP LLC Trust
2.044% (US0001M + 0.420%) due 05/25/2047 ~		1,674	1,564
4.737% due 03/26/2037 þ		220	217

BDS Ltd.
2.207% (SOFR30A + 1.414%) due 09/15/2035 ~		1,554	1,542

Bear Stearns Adjustable Rate Mortgage Trust
2.086% due 01/25/2034 ~		97	93
2.400% (H15T1Y + 2.250%) due 02/25/2036 ~		15	15
2.512% due 04/25/2033 ~		17	17
2.548% due 02/25/2033 ~		3	3
2.736% due 01/25/2035 ~		47	44
2.842% due 02/25/2033 ~		6	5
2.896% due 04/25/2034 ~		234	223
3.046% due 11/25/2034 ~		623	608
3.899% due 07/25/2034 ~		207	191
4.570% due 01/25/2035 ~		94	88

Bear Stearns ALT-A Trust
2.752% due 05/25/2035 ~		597	575
3.074% due 09/25/2035 ^~		424	282
3.297% due 05/25/2036 ^~		1,386	856

Bear Stearns Structured Products, Inc. Trust
2.999% due 12/26/2046 ^~		636	530
3.490% due 01/26/2036 ^~		893	740

Benchmark Mortgage Trust
3.458% due 03/15/2055		15,000	14,070

BIG Commercial Mortgage Trust
2.621% due 02/15/2039 •		15,000	14,573

Business Mortgage Finance PLC
3.282% due 02/15/2041 •	GBP	891	1,082

CD Mortgage Trust
3.431% due 08/15/2050		$5,900	5,691

CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		5,942	5,893

Chase Mortgage Finance Trust
2.839% due 01/25/2036 ^~		978	853

Citigroup Mortgage Loan Trust
2.470% due 10/25/2035 •		49	47
5.500% due 12/25/2035		1,877	1,131

Citigroup Mortgage Loan Trust, Inc.
2.883% due 05/25/2035 ~		170	167
3.790% due 09/25/2035 •		1,417	1,391

Countrywide Alternative Loan Trust
1.802% due 09/20/2046 •		2,362	2,267
2.004% due 09/25/2046 ^•		7,287	6,942
2.024% due 05/25/2036 •		725	630
2.624% due 08/25/2035 ^•		2,681	1,499
6.000% due 03/25/2035		9,712	8,333
6.000% due 02/25/2037 ^		5,640	3,272
6.000% due 08/25/2037 ^		5,214	3,512

Countrywide Home Loan Mortgage Pass-Through Trust
1.985% due 02/20/2036 ^•		78	66
2.520% due 02/20/2035 ~		120	120
2.711% due 11/25/2034 ~		429	414

Credit Suisse First Boston Mortgage Securities Corp.
5.021% due 06/25/2032 ~		12	11

CSAIL Commercial Mortgage Trust
2.968% due 12/15/2052		7,446	6,743

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.924% due 03/25/2037 ^•		2,676	2,631
2.124% due 02/25/2035 •		119	115

DOLP Trust
2.956% due 05/10/2041		20,100	17,643

Ellington Financial Mortgage Trust
2.006% due 05/25/2065 ~		670	653

Eurosail PLC
1.740% due 03/13/2045 •	GBP	733	883

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	17

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 03/13/2045 •	GBP	1,512	$1,811

First Horizon Alternative Mortgage Securities Trust
2.949% due 08/25/2035 ^~		$1,070	966

First Horizon Mortgage Pass-Through Trust
2.959% due 10/25/2035 ^~		762	735

Great Hall Mortgages PLC
2.193% (US0003M + 0.130%) due 06/18/2039 ~		1,576	1,547

GreenPoint Mortgage Funding Trust
1.984% due 09/25/2046 •		118	107

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		10,700	10,683

GS Mortgage Securities Trust
3.120% due 05/10/2050		7,162	7,102
3.722% due 10/10/2049 ~		3,037	2,679

GS Mortgage-Backed Securities Corp. Trust
2.500% due 06/25/2052 ~		13,420	11,493

GS Mortgage-Backed Securities Trust
2.500% due 01/25/2052 ~		15,188	13,047

GSR Mortgage Loan Trust
2.668% due 11/25/2035 ~		153	145
2.938% due 09/25/2035 ~		585	570

HarborView Mortgage Loan Trust
2.052% due 05/19/2035 •		140	129
2.888% due 12/19/2035 ^~		1,571	962
3.112% due 10/19/2035 •		1,532	1,062
3.217% due 07/19/2035 ^~		610	470

Hawksmoor Mortgages
1.703% due 05/25/2053 •	GBP	41,470	50,389

Hilton USA Trust
2.828% due 11/05/2035		$14,400	14,046

IndyMac INDX Mortgage Loan Trust
1.794% (US0001M + 0.170%) due 01/25/2037 ^~		1,445	1,360
3.115% due 06/25/2036 ~		4,669	3,605

JP Morgan Chase Commercial Mortgage Securities Trust
3.916% due 06/10/2043 ~		13,200	12,509

JP Morgan Mortgage Trust
2.489% due 06/25/2035 ~		37	37
2.766% due 08/25/2034 ~		875	851
2.991% due 10/25/2036 ^~		1,400	1,128
3.335% due 12/26/2037 ~		6,283	5,548
3.500% due 09/25/2052 ~		15,392	14,268
5.750% due 01/25/2036 ^		318	179

JP Morgan Resecuritization Trust
3.070% due 05/26/2036 ~		10,138	7,686

Landmark Mortgage Securities PLC
1.439% (BP0003M + 0.280%) due 04/17/2044 ~	GBP	14,659	16,484

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		$7,285	7,280

LUXE Commercial Mortgage Trust
2.374% due 10/15/2038 •		17,000	16,398

Manhattan West Mortgage Trust
2.130% due 09/10/2039		16,100	14,188

MASTR Adjustable Rate Mortgages Trust
1.216% (12MTA + 0.740%) due 01/25/2047 ^~		571	561
2.639% due 08/25/2034 ~		1,839	1,164

Merrill Lynch Mortgage Investors Trust
2.113% due 04/25/2035 ~		983	895

MF1 Multifamily Housing Mortgage Loan Trust
2.298% due 07/15/2036 •		3,194	3,156

MFA Trust
1.479% due 03/25/2065 ~		4,458	4,321

Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		1,337	1,322
3.557% due 12/15/2047		4,773	4,733

Morgan Stanley Mortgage Capital Holdings Trust
3.397% due 09/13/2039		17,400	16,105

Morgan Stanley Mortgage Loan Trust
2.748% due 07/25/2035 ^~		1,376	1,210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MortgageIT Trust
2.244% due 12/25/2035 •		$788	$757

New Residential Mortgage Loan Trust
3.000% due 03/25/2052 ~		14,630	13,044

Nomura Resecuritization Trust
1.526% (US0001M + 0.150%) due 11/26/2036 ~		11,642	7,907

OBX Trust
3.000% due 01/25/2052 ~		15,372	13,666

One New York Plaza Trust
2.274% due 01/15/2036 •		17,300	16,786

Prime Mortgage Trust
2.024% (US0001M + 0.400%) due 02/25/2034 ~		27	27
2.124% due 02/25/2035 •		950	941

Ready Capital Mortgage Financing LLC
2.598% due 01/25/2037 •		14,500	13,996

Residential Accredit Loans, Inc. Trust
1.824% due 05/25/2037 •		4,727	4,510
4.084% due 12/25/2035 ^~		242	205
6.000% due 09/25/2036		508	426
6.500% due 09/25/2036 ^		3,863	2,106

Residential Asset Securitization Trust
2.074% due 10/25/2035 •		953	607

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^		1,294	1,130

Ripon Mortgages PLC
1.351% due 08/28/2056 •	GBP	21,667	26,115

SFO Commercial Mortgage Trust
2.474% due 05/15/2038 •		$13,680	13,098

Stratton Mortgage Funding PLC
1.361% (SONIO/N + 0.900%) due 07/20/2060 ~	GBP	19,404	23,436

Structured Adjustable Rate Mortgage Loan Trust
2.024% due 04/25/2047 •		$923	874
3.032% due 01/25/2035 ~		465	463
3.478% due 11/25/2035 ~		4,520	3,375

Structured Asset Mortgage Investments Trust
2.095% due 07/19/2035 •		612	571
2.255% due 09/19/2032 •		7	7

SunTrust Adjustable Rate Mortgage Loan Trust
2.307% due 02/25/2037 ^~		858	762

Tharaldson Hotel Portfolio Trust
2.170% (US0001M + 1.050%) due 11/11/2034 ~		7,939	7,711

Thornburg Mortgage Securities Trust
4.783% due 06/25/2047 ^•		4,657	3,838
4.833% due 03/25/2037 ^•		656	575

Towd Point Mortgage Funding
1.361% due 07/20/2045 •	GBP	43,451	52,821

Towd Point Mortgage Funding PLC
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~		19,127	23,208

Trinity Square PLC
1.300% (SONIO/N + 0.850%) due 07/15/2059 ~		14,665	17,737

UWM Mortgage Trust
2.500% due 12/25/2051 ~		$14,880	12,824

Wachovia Mortgage Loan Trust LLC
2.548% due 05/20/2036 ^~		611	610

WaMu Mortgage Pass-Through Certificates Trust
1.546% due 01/25/2046 •		438	417
2.124% due 02/25/2045 •		5,444	5,064
2.204% due 10/25/2045 •		118	113
2.387% due 12/25/2036 ^~		4,576	4,117
3.052% due 12/25/2036 ^~		166	152
3.340% due 05/25/2037 ^~		2,164	1,796
3.368% due 07/25/2037 ^~		2,328	2,229

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)	GBP	0	520
1.742% due 12/21/2049 •		13,472	16,386
2.442% due 12/21/2049 •		2,259	2,744
2.942% due 12/21/2049 •		1,179	1,427
3.442% due 12/21/2049 •		674	816
3.942% due 12/21/2049 •		674	814

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Worldwide Plaza Trust
3.526% due 11/10/2036		$6,000	$5,596

Total Non-Agency Mortgage-Backed Securities (Cost $767,052)			712,427

ASSET-BACKED SECURITIES 16.2%

Accredited Mortgage Loan Trust
1.884% (US0001M + 0.260%) due 09/25/2036 ~		2,421	2,374

ACE Securities Corp. Home Equity Loan Trust
1.744% (US0001M + 0.120%) due 12/25/2036 ~		2,088	1,248
1.844% due 08/25/2036 ^•		9,936	2,829
1.924% due 07/25/2036 •		4,951	1,667

ACREC Ltd.
2.762% due 10/16/2036 •		17,300	16,533

American Money Management Corp. CLO Ltd.
2.204% (US0003M + 1.020%) due 07/25/2029 ~		4,024	3,979

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.329% due 11/25/2035 •		3,619	3,564
2.734% due 03/25/2035 •		9,960	9,749

Apex Credit CLO Ltd.
3.086% due 09/20/2029 •		15,632	15,405

Apidos CLO
1.974% due 07/17/2030 •		18,000	17,744

Aqueduct European CLO DAC
0.640% (EUR003M + 0.640%) due 07/20/2030 ~	EUR	12,995	13,421

Arbor Realty Commercial Real Estate Notes Ltd.
2.229% due 01/15/2037 •		$15,100	14,674

Ares CLO Ltd.
1.914% (US0003M + 0.870%) due 01/15/2029 ~		15,251	15,027

Argent Securities Trust
1.924% due 07/25/2036 •		16,390	4,933
2.004% due 03/25/2036 •		5,342	3,109

Atrium Corp.
1.966% due 04/22/2027 •		13,555	13,358

Bear Stearns Asset-Backed Securities Trust
1.774% due 11/25/2036 •		4,226	4,050
1.944% due 08/25/2036 •		554	527
2.749% (US0001M + 1.125%) due 02/25/2035 ~		2,977	2,957

Benefit Street Partners CLO Ltd.
2.124% due 07/15/2032 •		13,300	13,051

Catamaran CLO Ltd.
2.236% due 04/22/2030 •		21,888	21,602

CIFC Funding Ltd.
2.294% (US0003M + 1.110%) due 04/25/2033 ~		9,500	9,286

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		2,935	1,726

Countrywide Asset-Backed Certificates
2.374% due 05/25/2034 •		509	501

Countrywide Asset-Backed Certificates Trust
1.764% due 06/25/2047 ^•		6,560	5,995
1.854% due 05/25/2037 •		6,696	6,313
1.964% due 09/25/2036 •		2,982	2,980
2.224% due 06/25/2036 •		2,375	2,356
2.524% (US0001M + 0.900%) due 09/25/2036 ~		1,727	1,557
4.384% due 10/25/2046 þ		8,109	6,640

Countrywide Asset-Backed Certificates Trust, Inc.
2.424% due 08/25/2047 •		289	287

Credit-Based Asset Servicing & Securitization Trust
1.684% (US0001M + 0.060%) due 11/25/2036 ~		305	152

Dell Equipment Finance Trust
1.217% due 03/22/2023		4,240	4,231
2.110% due 08/23/2027		7,500	7,417

Dryden Senior Loan Fund
1.944% due 04/15/2029 •		7,645	7,570

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMC Mortgage Loan Trust
2.364% due 05/25/2040 •		$80	$74

Evergreen Credit Card Trust
1.900% due 09/15/2024		20,300	20,287

Fremont Home Loan Trust
1.684% (US0001M + 0.060%) due 01/25/2037 ~		62	29
2.239% due 11/25/2035 •		9,900	8,830

FS Rialto Issuer LLC
2.692% (SOFR30A + 1.900%) due 01/19/2039 ~		14,200	13,941

Galaxy CLO Ltd.
2.431% (US0003M + 1.020%) due 05/16/2031 ~		500	490

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		13,000	12,938

GSAA Home Equity Trust
5.995% due 03/25/2046 ^~		6,300	2,903
6.500% due 08/25/2047		9,448	5,921

GSAMP Trust
1.804% (US0001M + 0.180%) due 06/25/2036 ~		3,104	1,899

HERA Commercial Mortgage Ltd.
2.662% due 02/18/2038 •		16,000	15,741

Home Equity Loan Trust
1.854% due 04/25/2037 •		8,612	8,333

Invesco Euro CLO DAC
0.650% (EUR003M + 0.650%) due 07/15/2031 ~	EUR	3,600	3,663

JP Morgan Mortgage Acquisition Corp.
2.209% due 05/25/2035 •		$2,349	2,323
2.239% due 10/25/2035 ^•		4,070	4,021

JP Morgan Mortgage Acquisition Trust
1.844% due 08/25/2036 •		2,148	1,580
1.884% (US0001M + 0.260%) due 03/25/2037 ~		906	894
2.104% due 08/25/2036 •		1,106	826

KREF Ltd.
2.957% due 02/17/2039 •		15,000	14,556

LCM Ltd.
1.951% due 07/20/2030 •		15,000	14,760

Lehman XS Trust
1.984% due 06/25/2036 •		584	581

LoanCore Issuer Ltd.
2.454% due 05/15/2028 •		970	968

Long Beach Mortgage Loan Trust
1.944% due 05/25/2036 •		35,309	12,130

Lument Finance Trust, Inc.
2.494% due 06/15/2039 •		17,000	16,653

Magnetite Ltd.
2.291% due 11/15/2028 •		15,776	15,535

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	13,800	14,152

Marathon CLO Ltd.
2.194% due 04/15/2029 •		$10,149	10,022

MASTR Asset-Backed Securities Trust
2.104% due 03/25/2036 •		3,966	2,930
2.204% (US0001M + 0.580%) due 12/25/2035 ~		947	940

Merrill Lynch Mortgage Investors Trust
1.734% (US0001M + 0.110%) due 07/25/2037 ~		2,612	1,238
2.104% due 08/25/2037 •		2,413	1,372
3.801% due 03/25/2037 þ		4,247	1,086

MF1 Ltd.
2.142% (SOFR30A + 1.350%) due 02/19/2037 ~		15,000	14,451
2.623% due 07/16/2036 •		17,000	16,479
2.692% due 10/16/2036 •		17,000	16,320
3.148% (TSFR1M + 1.814%) due 11/15/2035 ~		16,700	16,643

Morgan Stanley ABS Capital, Inc. Trust
1.804% due 05/25/2037 •		8,098	7,175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.924% (US0001M + 0.300%) due 06/25/2036 ~	$4,099	$2,353
1.924% (US0001M + 0.300%) due 07/25/2036 ~	6,292	2,704
2.124% due 08/25/2036 •	11,213	6,235

New Century Home Equity Loan Trust
2.509% due 05/25/2034 •	11,150	10,754

Newcastle Mortgage Securities Trust
2.344% (US0001M + 0.720%) due 03/25/2036 ~	6,757	6,294

NovaStar Mortgage Funding Trust
2.104% (US0001M + 0.480%) due 11/25/2036 ~	2,602	978

Option One Mortgage Loan Trust
1.764% due 03/25/2037 •	4,492	4,103
1.844% (US0001M + 0.220%) due 05/25/2037 ~	8,633	5,818

Option One Mortgage Loan Trust Asset-Backed Certificates
2.314% due 11/25/2035 •	10,959	10,659

Ownit Mortgage Loan Trust
1.844% (US0001M + 0.220%) due 09/25/2037 ~	2,147	1,091
1.924% due 05/25/2037 •	20,433	16,159
2.104% due 09/25/2037 •	10,555	5,394

OZLM Ltd.
2.441% due 05/16/2030 •	17,000	16,711

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.749% due 03/25/2035 •	3,849	3,791

RAAC Trust
2.134% (US0001M + 0.510%) due 02/25/2036 ~	161	161

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ	12,660	4,906

Residential Asset Mortgage Products Trust
2.644% due 04/25/2035 •	3,488	3,480

Residential Asset Securities Corp. Trust
1.864% (US0001M + 0.240%) due 09/25/2036 ~	931	928
2.224% due 02/25/2036 •	3,570	3,491
2.284% due 12/25/2035 •	2,583	2,318

Saxon Asset Securities Trust
1.794% (US0001M + 0.170%) due 10/25/2046 ~	7,042	6,889

Securitized Asset-Backed Receivables LLC Trust
1.754% (US0001M + 0.130%) due 05/25/2037 ^~	776	618

SG Mortgage Securities Trust
2.164% due 02/25/2036 •	2,107	1,278

SLM Student Loan Trust
2.379% (US0003M + 0.550%) due 12/15/2025 ~	1,609	1,605

Sound Point CLO Ltd.
2.043% due 10/20/2030 •	15,100	14,828
2.113% due 10/20/2028 •	12,194	12,047
2.164% due 07/25/2030 •	17,000	16,720
2.174% due 01/23/2029 •	5,268	5,205
2.273% due 07/20/2032 •	12,600	12,279

Soundview Home Loan Trust
1.734% (US0001M + 0.110%) due 02/25/2037 ~	8,010	2,426
2.524% (US0001M + 0.900%) due 10/25/2037 ~	14,256	11,221

Specialty Underwriting & Residential Finance Trust
1.774% (US0001M + 0.150%) due 11/25/2037 ~	12,785	8,132

Starwood Commercial Mortgage Trust
2.528% due 07/15/2038 •	11,833	11,744

Structured Asset Securities Corp. Mortgage Loan Trust
2.074% due 05/25/2037 •	4,343	4,210

THL Credit Wind River Clo Ltd.
2.124% due 04/15/2031 •	4,000	3,901

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	21,571	20,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
2.104% due 07/15/2031 •		$5,800	$5,702
2.113% due 07/20/2030 •		16,900	16,697

Vibrant CLO Ltd.
2.103% due 09/15/2030 •		16,700	16,381
2.183% (US0003M + 1.120%) due 07/20/2032 ~		17,000	16,520

Wachovia Mortgage Loan Trust
2.314% due 10/25/2035 •		5,932	5,465

WaMu Asset-Backed Certificates WaMu Trust
1.774% (US0001M + 0.150%) due 01/25/2037 ~		2,767	1,439
1.874% (US0001M + 0.250%) due 04/25/2037 ~		5,229	2,218

Total Asset-Backed Securities (Cost $864,212)			828,298

SOVEREIGN ISSUES 3.2%

Chile Government International Bond
0.830% due 07/02/2031	EUR	14,400	11,817

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		$12,300	11,694

Israel Government International Bond
2.750% due 07/03/2030		17,900	16,622

Ivory Coast Government International Bond
5.875% due 10/17/2031	EUR	6,200	5,107

Korea Government International Bond
2.000% due 06/19/2024		$1,200	1,172

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,000	422
5.940% due 02/12/2029		27,300	6,519
6.350% due 08/12/2028		59,200	14,585
6.950% due 08/12/2031		4,000	993
8.200% due 08/12/2026		35,600	9,727

Provincia de Buenos Aires
49.102% due 04/12/2025	ARS	35,575	119

Romania Government International Bond
3.624% due 05/26/2030	EUR	14,000	12,016

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	1,126,000	73,293

Total Sovereign Issues (Cost $194,395)			164,086

		SHARES
PREFERRED SECURITIES 1.4%

BANKING & FINANCE 0.4%

Discover Financial Services
6.125% due 06/23/2025 •(f)		5,500,000	5,513

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(f)		6,600,000	6,303

Wells Fargo & Co.
3.900% due 03/15/2026 •(f)		9,400,000	8,102

			19,918

UTILITIES 1.0%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)		2,136,108	54,233

Total Preferred Securities (Cost $79,277)			74,151

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.3%

REPURCHASE AGREEMENTS (i) 6.9%
			351,093

SHORT-TERM NOTES 0.3%

Southern California Edison Co.
1.845% (SOFRRATE + 0.470%) due 12/02/2022 ~		$17,000	16,964

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	19

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (d)(e)	ARS	109,100	$366

ISRAEL TREASURY BILLS 2.0%
0.049% due 08/03/2022 - 05/03/2023 (c)(d)	ILS	366,000	104,502

U.S. TREASURY BILLS 1.1%
0.858% due 07/12/2022 - 09/01/2022 (c)(d)(m)		$55,945	55,865

			55,865

Total Short-Term Instruments (Cost $537,438)			528,790

Total Investments in Securities (Cost $6,681,310)			6,170,865

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.6%

SHORT-TERM INSTRUMENTS 3.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.6%

PIMCO Short Asset Portfolio	18,990,151	$185,686

PIMCO Short-Term Floating NAV Portfolio III	15,486	150

Total Short-Term Instruments (Cost $190,020)		185,836

Total Investments in Affiliates (Cost $190,020)		185,836

Total Investments 124.0% (Cost $6,871,330)		$6,356,701

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $13,275)		(9,229)

Other Assets and Liabilities, net (23.8)%		(1,222,124)

Net Assets 100.0%		$5,125,348

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 57,777	$54,233	1.06%
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	9,500	7,994	0.16
General Motors Co.	6.125	10/01/2025	05/07/2020 - 07/08/2022	19,890	20,602	0.40

				$ 87,167	$82,829	1.62%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
CIB	1.450%	06/29/2022	07/06/2022	$200,000	U.S. Treasury Notes 0.875% due 06/30/2026	$(204,844)	$200,000	$200,016
FICC	0.400	06/30/2022	07/01/2022	9,293	U.S. Treasury Notes 3.000% due 06/30/2024	(9,479)	9,293	9,293
	1.450	06/30/2022	07/01/2022	141,800	U.S. Treasury Notes 1.500% due 11/30/2028	(144,636)	141,800	141,806

Total Repurchase Agreements						$(358,959)	$351,093	$351,115

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2052	$103,400	$(89,041)	$(89,667)
Uniform Mortgage-Backed Security, TBA	2.500	07/01/2052	7,200	(6,386)	(6,477)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2052	55,500	(49,885)	(49,871)
Uniform Mortgage-Backed Security, TBA	4.000	07/01/2052	84,900	(82,844)	(83,744)

Total Short Sales (4.5)%				$(228,156)	$(229,759)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
CIB	$200,016	$0	$0	$200,016	$(204,844)	$(4,828)
FICC	151,099	0	0	151,099	(154,115)	(3,016)

Total Borrowings and Other Financing Transactions	$351,115	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(868) at a weighted average interest rate of 0.810%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 3-Month SOFR Active Contract December 2023 Futures	$96.500	12/15/2023	90	$225	$(84)	$(111)
Call - CME 3-Month SOFR Active Contract December 2023 Futures	98.000	12/15/2023	90	225	(73)	(72)
Put - CME 90-Day Eurodollar December 2023 Futures	96.500	12/18/2023	1,430	3,575	(1,468)	(2,088)

Total Written Options					$(1,625)	$(2,271)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2024	1,207	$	292,758	$(3,871)	$634	$0
Euro-Bobl September Futures	09/2022	192		24,988	653	400	0
U.S. Treasury 5-Year Note September Futures	09/2022	1,069		119,995	409	752	0
U.S. Treasury 10-Year Note September Futures	09/2022	2,919		345,993	3,796	2,964	0
United Kingdom Long Gilt September Futures	09/2022	296		41,069	461	659	0

					$1,448	$5,409	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond September Futures	09/2022	1,291	$	(166,569)	$(8,555)	$0	$(3,964)
Euro-Bund 10-Year Bond September Futures	09/2022	1,049		(163,554)	1,428	0	(3,958)
Euro-Buxl 30-Year Bond September Futures	09/2022	135		(23,139)	997	0	(996)
Euro-OAT France Government 10-Year Bond September Futures	09/2022	924		(134,139)	2,117	0	(2,547)
Japan Government 10-Year Bond September Futures	09/2022	210		(230,013)	951	31	(201)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	21

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra September Futures	09/2022	472	$	(60,121)	$975	$0	$(627)
U.S. Treasury 30-Year Bond September Futures	09/2022	111		(15,387)	82	0	(187)

					$(2,005)	$31	$(12,480)

Total Futures Contracts					$(557)	$5,440	$(12,480)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	1.061%		$2,400	$(61)	$57	$(4)	$0	$(2)
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.502		15,000	109	(69)	40	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.844		6,100	(427)	442	15	0	(2)
General Electric Co.	1.000	Quarterly	06/20/2024	0.920		5,400	(66)	76	10	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	1.096		5,000	(78)	68	(10)	0	(6)
General Electric Co.	1.000	Quarterly	06/20/2026	1.530		5,300	36	(137)	(101)	0	(4)
General Electric Co.	1.000	Quarterly	12/20/2026	1.700		600	7	(24)	(17)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	2.084	EUR	14,400	25	(335)	(310)	0	(25)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	3.730		1,300	(199)	96	(103)	0	(10)

							$(654)	$174	$(480)	$0	$(50)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025		$10,494	$(759)	$788	$29	$17	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		20,097	(1,916)	2,075	159	30	0
CDX.HY-38 5-Year Index	(5.000)	Quarterly	06/20/2027		34,452	873	85	958	45	0
CDX.IG-38 5-Year Index	(1.000)	Quarterly	06/20/2027		139,500	(189)	190	1	27	0
iTraxx Europe Main 37 5-Year Index	(1.000)	Quarterly	06/20/2027	EUR	65,300	269	203	472	175	0

						$(1,722)	$3,341	$1,619	$294	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Crossover 37 5-Year Index	5.000%	Quarterly	06/20/2027	EUR	74,900	$3,860	$(6,180)	$(2,320)	$0	$(712)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.800%	Annual	03/10/2032	GBP	19,700	$(530)	$(2,718)	$(3,248)	$352	$0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/11/2032		19,700	0	(3,249)	(3,249)	352	0
Pay	1-Day GBP-SONIO Compounded-OIS	0.800	Annual	03/15/2032		46,400	(1,650)	(6,013)	(7,663)	830	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		22,000	4,358	(486)	3,872	0	(400)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/10/2052		7,300	545	1,964	2,509	0	(223)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/11/2052		7,300	0	2,509	2,509	0	(223)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		17,200	1,701	4,214	5,915	0	(526)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		96,900	23,742	13,547	37,289	0	(2,883)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028	JPY	9,960,000	464	(281)	183	93	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		152,000	16	(10)	6	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		690,000	0	10	10	0	(15)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		1,050,000	4	35	39	0	(23)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		224,600	10	10	20	0	(5)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		8,328,000	2,328	1,839	4,167	0	(208)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.662	Annual	04/19/2042		343,000	0	98	98	0	(9)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		4,270,000	74	1,967	2,041	0	(128)
Pay	1-Day USD-SOFR Compounded-OIS	2.200	Annual	06/15/2024		$108,600	(196)	(1,418)	(1,614)	259	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.530	Annual	06/21/2024		414,200	84	2,006	2,090	598	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	1.400	Annual	12/07/2024		450,200	142	(5,911)	(5,769)	669	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.130%	Annual	06/21/2025		$332,200	$67	$1,601	$1,668	$527	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.573	Annual	02/28/2027		7,000	(13)	(334)	(347)	38	0
Pay	1-Day USD-SOFR Compounded-OIS	1.635	Annual	04/18/2027		34,000	(108)	(1,589)	(1,697)	189	0
Pay	1-Day USD-SOFR Compounded-OIS	1.690	Annual	04/19/2027		34,000	(113)	(1,498)	(1,611)	189	0
Pay	1-Day USD-SOFR Compounded-OIS	1.783	Annual	04/22/2027		28,400	(98)	(1,130)	(1,228)	159	0
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		108,600	(413)	(2,739)	(3,152)	618	0
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032		18,800	(70)	(1,533)	(1,603)	149	0
Pay	1-Day USD-SOFR Compounded-OIS	1.765	Annual	03/16/2032		17,000	(80)	(1,342)	(1,422)	136	0
Pay	1-Day USD-SOFR Compounded-OIS	1.817	Annual	04/18/2032		40,000	(233)	(3,020)	(3,253)	323	0
Pay	1-Day USD-SOFR Compounded-OIS	1.943	Annual	04/21/2032		35,200	(228)	(2,252)	(2,480)	287	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		157,700	15,527	(4,248)	11,279	0	(1,276)
Receive(6)	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		62,500	12,046	(811)	11,235	0	(566)
Receive	1-Year BRL-CDI	7.900	Maturity	01/02/2024	BRL	11,200	128	26	154	0	(3)
Pay	1-Year BRL-CDI	10.665	Maturity	01/02/2024		47,860	0	(305)	(305)	13	0
Pay	1-Year BRL-CDI	10.755	Maturity	01/02/2024		286,400	0	(1,743)	(1,743)	77	0
Pay	1-Year BRL-CDI	10.833	Maturity	01/02/2024		57,554	0	(338)	(338)	15	0
Pay	1-Year BRL-CDI	10.995	Maturity	01/02/2024		153,900	0	(820)	(820)	41	0
Pay	1-Year BRL-CDI	11.065	Maturity	01/02/2024		133,000	0	(669)	(669)	36	0
Receive	1-Year BRL-CDI	11.900	Maturity	01/02/2024		67,300	0	232	232	0	(18)
Receive	1-Year BRL-CDI	11.910	Maturity	01/02/2024		67,000	0	230	230	0	(18)
Receive	1-Year BRL-CDI	11.920	Maturity	01/02/2024		44,800	0	152	152	0	(12)
Receive	1-Year BRL-CDI	12.015	Maturity	01/02/2024		113,000	0	357	357	0	(30)
Receive	1-Year BRL-CDI	12.020	Maturity	01/02/2024		112,200	0	353	353	0	(30)
Receive	1-Year BRL-CDI	12.030	Maturity	01/02/2024		264,500	0	824	824	0	(71)
Pay	1-Year BRL-CDI	11.165	Maturity	01/02/2025		30,900	0	(166)	(166)	14	0
Pay	1-Year BRL-CDI	11.180	Maturity	01/02/2025		46,200	0	(246)	(246)	21	0
Pay	1-Year BRL-CDI	11.320	Maturity	01/02/2025		78,700	0	(378)	(378)	36	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		77,400	0	(363)	(363)	36	0
Pay	1-Year BRL-CDI	11.371	Maturity	01/02/2025		188,800	0	(872)	(872)	87	0
Pay	1-Year BRL-CDI	12.070	Maturity	01/02/2025		307,100	0	(638)	(638)	140	0
Pay	1-Year BRL-CDI	12.195	Maturity	01/02/2025		83,900	0	(133)	(133)	38	0
Pay	1-Year BRL-CDI	12.275	Maturity	01/02/2025		62,000	0	(82)	(82)	28	0
Pay	1-Year BRL-CDI	12.590	Maturity	01/02/2025		69,700	0	(21)	(21)	32	0
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027		29,500	0	(372)	(372)	19	0
Pay	1-Year BRL-CDI	10.206	Maturity	01/04/2027		121,200	0	(1,468)	(1,468)	77	0
Pay	1-Year BRL-CDI	10.990	Maturity	01/04/2027		46,100	(16)	(348)	(364)	28	0
Pay(6)	3-Month AUD-BBR-BBSW	4.500	Quarterly	06/20/2024	AUD	83,200	23	290	313	85	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	25,600	28	(1,180)	(1,152)	26	0
Pay(6)	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	75,200	(389)	263	(126)	54	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		49,600	(636)	244	(392)	170	0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$66,200	(1,486)	1,716	230	78	0
Pay(6)	3-Month USD-LIBOR	1.270	Semi-Annual	11/04/2023		536,700	(9,872)	(2,374)	(12,246)	706	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/21/2027	AUD	12,100	(13)	171	158	25	0
Pay(6)	6-Month EUR-EURIBOR	1.580	Annual	05/24/2024	EUR	313,800	(567)	(499)	(1,066)	1,003	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		32,000	(174)	(1,477)	(1,651)	407	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		27,400	(101)	(888)	(989)	368	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		10,900	(515)	118	(397)	100	0
Pay	6-Month EUR-EURIBOR	0.750	Annual	06/15/2032		366,300	(19,485)	(30,767)	(50,252)	6,758	0

							$24,301	$(51,953)	$(27,652)	$16,286	$(6,670)

Total Swap Agreements							$25,785	$(54,618)	$(28,833)	$16,580	$(7,432)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$5,440	$16,580	$22,020	$(2,271)	$(12,480)	$(7,432)	$(22,183)

(k)

Securities with an aggregate market value of $22,985 and cash of $81,286 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	23

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2022	PEN	4,053		$1,009	$0	$(48)
	07/2022		$12,245	DKK	86,091	0	(115)
	07/2022	ZAR	549,034		$36,410	2,716	0
	08/2022	DKK	85,917		12,245	118	0
	08/2022	GBP	3,708		4,563	46	0
	08/2022		$575	BRL	3,041	0	(1)
	08/2022		51,179	EUR	47,967	6	(773)
	08/2022		5,030	GBP	4,035	0	(115)
	08/2022		4,164	JPY	552,300	0	(82)
	08/2022		27,062	NOK	257,665	0	(880)
	08/2022		3,177	PEN	12,262	16	0
	11/2022	PEN	27,553		$6,663	0	(440)
	02/2023		12,262		3,123	0	(19)

BPS	07/2022	AUD	131,042		90,906	486	(32)
	07/2022	MXN	10,702		512	0	(21)
	07/2022	NZD	951		596	2	0
	07/2022		$533	MXN	10,702	0	0
	07/2022	ZAR	4,519		$289	11	0
	08/2022	EUR	4,027		4,262	29	0
	08/2022	INR	5,524		71	1	0
	08/2022		$6,964	BRL	36,111	0	(138)
	08/2022		701	MXN	15,396	60	0
	09/2022	MXN	10,702		$525	0	(1)

BRC	08/2022	GBP	4,207		5,110	0	(15)
	08/2022		$4,330	GBP	3,432	0	(149)
	08/2022		5,306	JPY	704,400	0	(101)
	08/2022		18,654	NOK	182,540	0	(106)

BSH	07/2022	BRL	1,321,000		$240,339	0	(12,076)
	07/2022		$247,228	BRL	1,321,000	5,186	0

CBK	07/2022	BRL	15,924		$3,040	0	(3)
	07/2022	PEN	22,242		5,667	0	(133)
	07/2022		$6,699	BRL	34,260	0	(168)
	07/2022		5,926	NOK	58,089	0	(27)
	07/2022		2,881	PEN	10,824	0	(59)
	08/2022	GBP	4,567		$5,521	0	(43)
	08/2022	ILS	22,097		6,421	85	0
	08/2022	PEN	12,262		3,033	0	(160)
	08/2022		$575	BRL	3,040	0	(1)
	08/2022		3,485	JPY	451,700	0	(147)
	08/2022		9,418	PEN	36,345	40	0
	09/2022	ILS	45,002		$14,138	1,198	0
	10/2022		109,003		33,958	2,538	0
	10/2022	PEN	79,505		19,961	0	(589)
	11/2022		5,819		1,466	0	(35)
	12/2022		5,229		1,247	0	(99)
	01/2023	ILS	50,990		16,138	1,342	0
	05/2023		22,715		6,710	68	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	07/2022	DKK	23,393		$3,464	$168	$0
	07/2022		$5,450	NOK	52,462	0	(123)
	07/2022		951	PEN	3,487	0	(42)
	08/2022	BRL	24,521		$4,710	76	0
	08/2022	EUR	125,622		133,392	1,370	0
	08/2022	GBP	214,040		264,029	3,280	0
	08/2022		$1,475	JPY	200,700	8	0
	10/2022	ILS	65,196		$20,436	1,643	0
	12/2022	ZAR	100,526		6,398	317	0
	02/2023		78,314		4,689	0	(18)

GLM	08/2022	BRL	17,683		3,404	62	0
	08/2022	PEN	49,282		13,071	246	0
	05/2023	ZAR	137,641		8,236	39	0

HUS	07/2022	CAD	1,816		1,438	27	0
	07/2022		$45,636	AUD	66,263	103	0
	08/2022	AUD	66,263		$45,642	0	(106)
	08/2022	BRL	11,766		2,254	31	0
	08/2022	CLP	8,804,242		10,507	980	0
	08/2022	CNH	154,569		23,018	0	(67)
	08/2022	JPY	6,216,400		46,656	718	0
	08/2022	NOK	53,125		5,368	0	(30)
	08/2022		$3,297	BRL	16,188	0	(255)
	08/2022		9,059	EUR	8,518	14	(121)
	08/2022		28,444	JPY	3,869,300	149	0
	05/2023	CNH	77,453		$11,541	0	(50)

IND	08/2022	NOK	256,735		25,561	0	(526)

JPM	07/2022	CZK	452		19	0	0
	08/2022	CNH	67,951		10,105	0	(44)
	08/2022	EUR	19,275		20,202	0	(55)
	08/2022	JPY	1,364,346		10,443	361	0
	08/2022	NOK	237,270		23,920	0	(190)
	08/2022		$2,254	BRL	11,777	0	(29)
	08/2022		4,747	GBP	3,824	0	(89)
	08/2022		1,106	JPY	147,000	0	(20)
	08/2022		62	KRW	78,684	0	(1)
	09/2022	ILS	50,805		$15,930	1,322	0

MYI	07/2022	BRL	41,291		7,921	50	0
	07/2022	DKK	80,777		11,985	604	0
	07/2022		$3,040	BRL	15,924	3	0
	07/2022		2,568	DKK	18,068	0	(22)
	08/2022	BRL	16,178		$3,297	256	0
	08/2022	DKK	18,032		2,568	23	0
	08/2022	INR	9,278		119	2	0
	08/2022		$3,064	BRL	15,924	0	(48)
	08/2022		5,309	GBP	4,323	0	(42)
	08/2022		80	KRW	101,841	0	(1)

SCX	07/2022	CAD	430		$333	0	(1)
	07/2022	ILS	1,659		492	17	0
	07/2022		$667	BRL	3,484	0	(3)
	07/2022		636	PEN	2,402	0	(10)
	07/2022	ZAR	175,800		$11,586	798	0
	08/2022	CNH	274,185		40,930	4	(25)
	08/2022		$1,851	EUR	1,745	0	(17)
	08/2022		1,179	GBP	943	0	(30)
	08/2022		1,378	JPY	174,800	0	(87)
	09/2022	ZAR	91,671		$5,930	335	0

SOG	08/2022	NOK	134,815		13,597	0	(102)
	08/2022		$28,662	NOK	281,092	0	(100)

UAG	07/2022	NOK	110,647		$11,376	140	0
	07/2022	NZD	572		369	11	0
	07/2022		$46,271	AUD	64,779	0	(1,557)
	07/2022		667	BRL	3,486	0	(2)
	07/2022		3,720	ZAR	59,860	0	(47)
	08/2022		9,985	CLP	8,729,758	0	(561)
	11/2022	ZAR	151,665		$9,284	84	0

Total Forward Foreign Currency Contracts						$27,189	$(20,997)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	25

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.770%	08/04/2022	5,700	$52	$88
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.013	08/04/2022	9,600	105	67

BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	14,200	1,601	6,718

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.851	08/04/2022	5,300	57	63

Total Purchased Options							$1,815	$6,936

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC AUD versus USD	$	0.722	07/08/2022	36,230	$(188)	$(2)

BRC	Call - OTC AUD versus USD		0.738	08/11/2022	13,300	(76)	(10)

CBK	Put - OTC USD versus NOK	NOK	9.390	07/14/2022	23,200	(205)	(11)

DUB	Call - OTC USD versus BRL	BRL	5.590	08/05/2022	17,800	(303)	(130)
	Call - OTC USD versus BRL		5.720	08/12/2022	5,740	(94)	(33)
	Put - OTC USD versus NOK	NOK	9.245	07/13/2022	21,600	(172)	(2)

GLM	Call - OTC USD versus BRL	BRL	5.610	08/08/2022	17,020	(289)	(128)

MBC	Call - OTC USD versus BRL		5.615	08/09/2022	11,100	(172)	(85)
	Put - OTC USD versus NOK	NOK	9.315	07/08/2022	18,600	(153)	(1)

MYI	Call - OTC USD versus BRL	BRL	5.555	07/08/2022	6,550	(92)	(4)
	Call - OTC USD versus BRL		5.620	07/18/2022	17,180	(257)	(36)
	Call - OTC USD versus BRL		5.365	07/26/2022	16,700	(266)	(220)
	Call - OTC USD versus BRL		5.288	08/29/2022	16,000	(268)	(540)

						$(2,535)	$(1,202)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2023	31,900	$(99)	$(126)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.650	12/01/2023	31,900	(99)	(106)

BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	42,600	(1,569)	(10,257)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	6,200	(48)	(48)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	6,200	(48)	(38)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350	08/08/2022	6,000	(23)	(1)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.550	08/08/2022	6,000	(23)	(120)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.973	10/25/2023	7,500	(51)	(55)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.973	10/25/2023	7,500	(51)	(41)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/07/2023	54,600	(171)	(238)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/07/2023	54,600	(171)	(169)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	24,500	(185)	(180)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	24,500	(185)	(157)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	08/25/2022	13,600	(70)	(28)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850	08/25/2022	13,600	(70)	(133)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	09/06/2022	8,700	(55)	(50)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/06/2022	8,700	(55)	(72)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	09/07/2022	9,300	(58)	(63)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100	09/07/2022	9,300	(58)	(70)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	08/19/2022	21,100	(185)	(54)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010	08/19/2022	21,100	(185)	(198)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.845	11/13/2023	8,000	(51)	(55)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.845	11/13/2023	8,000	(51)	(47)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	6,200	(48)	(48)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	6,200	(48)	(38)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	6,200	(47)	(49)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	6,200	(47)	(37)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	09/09/2022	9,800	(82)	(87)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.150	09/09/2022	9,800	(82)	(82)

							$ (3,915)	$(12,647)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	$98.297	07/07/2022	4,500	$(28)	$(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 07/01/2052	99.141	07/07/2022	22,500	(155)	(140)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 08/01/2052	97.625	08/04/2022	19,800	(111)	(90)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 08/01/2052	97.695	08/04/2022	39,700	(236)	(188)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 08/01/2052	97.820	08/04/2022	26,500	(161)	(136)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	99.250	08/04/2022	19,200	(96)	(65)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	99.367	08/04/2022	33,700	(211)	(124)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	99.750	08/04/2022	10,600	(50)	(51)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	100.313	08/04/2022	11,400	(36)	(82)

JPM	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	98.516	09/07/2022	22,000	(103)	(109)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.141	09/07/2022	10,000	(37)	(66)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.656	09/07/2022	82,100	(308)	(685)
	Call - OTC Fannie Mae, TBA 4.500% due 09/01/2052	101.141	09/07/2022	10,000	(25)	(42)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 07/01/2052	92.906	07/07/2022	23,500	(195)	(61)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 08/01/2052	99.766	08/04/2022	14,500	(38)	(71)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2052	93.098	08/04/2022	31,900	(249)	(299)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 08/01/2052	97.859	08/04/2022	21,200	(136)	(112)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 08/01/2052	98.344	08/04/2022	19,200	(94)	(136)
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 07/01/2052	100.344	07/07/2022	5,800	(28)	(14)

					$(2,297)	$(2,478)

Total Written Options					$(8,747)	$(16,327)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	3.013%	$14,400	$(708)	$(430)	$0	$(1,138)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	3,000	(144)	(105)	0	(249)

BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.726	4,900	(225)	(111)	0	(336)

CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2026	2.726	3,000	(148)	(58)	0	(206)
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	700	(25)	(33)	0	(58)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.013	3,500	(169)	(108)	0	(277)

DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.013	5,200	(236)	(175)	0	(411)

GST	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	5,300	(227)	(213)	0	(440)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.186	15,900	(680)	328	0	(352)

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	500	(19)	(22)	0	(41)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.075	100	(5)	3	0	(2)

MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	2.912	6,400	(278)	(253)	0	(531)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	3.013	23,100	(1,089)	(737)	0	(1,826)

							$(3,953)	$(1,914)	$0	$(5,867)

Total Swap Agreements							$(3,953)	$(1,914)	$0	$(5,867)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,902	$155	$0	$3,057	$(2,473)	$(1,117)	$(1,138)	$(4,728)	$(1,671)	$2,518	$847
BPS	589	6,718	0	7,307	(192)	(10,257)	(249)	(10,698)	(3,391)	3,313	(78)
BRC	0	0	0	0	(371)	(10)	(336)	(717)	(717)	632	(85)
BSH	5,186	0	0	5,186	(12,076)	0	0	(12,076)	(6,890)	6,924	34
CBK	5,271	0	0	5,271	(1,464)	(11)	(541)	(2,016)	3,255	(2,290)	965
DUB	6,862	0	0	6,862	(183)	(372)	(411)	(966)	5,896	(6,730)	(834)
GLM	347	0	0	347	0	(1,636)	0	(1,636)	(1,289)	1,211	(78)
GST	0	0	0	0	0	0	(792)	(792)	(792)	674	(118)
HUS	2,022	0	0	2,022	(629)	0	0	(629)	1,393	0	1,393

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	27

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
IND	$0	$0	$0	$0	$(526)	$0	$0	$(526)	$(526)	$667	$141
JPM	1,683	0	0	1,683	(428)	(1,034)	(43)	(1,505)	178	0	178
MBC	0	0	0	0	0	(86)	0	(86)	(86)	(1,590)	(1,676)
MSC	0	0	0	0	0	(561)	0	(561)	(561)	0	(561)
MYC	0	0	0	0	0	0	(2,357)	(2,357)	(2,357)	2,114	(243)
MYI	938	0	0	938	(113)	(800)	0	(913)	25	112	137
NGF	0	63	0	63	0	(443)	0	(443)	(380)	0	(380)
SCX	1,154	0	0	1,154	(173)	0	0	(173)	981	(1,010)	(29)
SOG	0	0	0	0	(202)	0	0	(202)	(202)	329	127
UAG	235	0	0	235	(2,167)	0	0	(2,167)	(1,932)	2,140	208

Total Over the Counter	$27,189	$6,936	$0	$34,125	$(20,997)	$(16,327)	$(5,867)	$(43,191)

(m)

Securities with an aggregate market value of $21,381 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,440	$5,440
Swap Agreements	0	294	0	0	16,286	16,580

	$0	$294	$0	$0	$21,726	$22,020

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,189	$0	$27,189
Purchased Options	0	0	0	0	6,936	6,936

	$0	$0	$0	$27,189	$6,936	$34,125

	$0	$294	$0	$27,189	$28,662	$56,145

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,271	$2,271
Futures	0	0	0	0	12,480	12,480
Swap Agreements	0	762	0	0	6,670	7,432

	$0	$762	$0	$0	$21,421	$22,183

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,997	$0	$20,997
Written Options	0	0	0	1,202	15,125	16,327
Swap Agreements	0	5,867	0	0	0	5,867

	$0	$5,867	$0	$22,199	$15,125	$43,191

	$0	$6,629	$0	$22,199	$36,546	$65,374

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$77	$77
Futures	0	0	0	0	(27,897)	(27,897)
Swap Agreements	0	(17,461)	0	0	3,388	(14,073)

	$0	$(17,461)	$0	$0	$(24,432)	$(41,893)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,940	$0	$9,940
Written Options	0	368	0	0	(4,565)	(4,197)
Swap Agreements	0	210	0	0	0	210

	$0	$578	$0	$9,940	$(4,565)	$5,953

	$0	$(16,883)	$0	$9,940	$(28,997)	$(35,940)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(912)	$(912)
Futures	0	0	0	0	(5,985)	(5,985)
Swap Agreements	0	(4,622)	0	0	(50,641)	(55,263)

	$0	$(4,622)	$0	$0	$(57,538)	$(62,160)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,420	$0	$2,420
Purchased Options	0	0	0	0	4,709	4,709
Written Options	0	0	0	1,333	(7,129)	(5,796)
Swap Agreements	0	(2,464)	0	0	0	(2,464)

	$0	$(2,464)	$0	$3,753	$(2,420)	$(1,131)

	$0	$(7,086)	$0	$3,753	$(59,958)	$(63,291)

See Accompanying Notes	SEMIANNUAL REPORT	|	JUNE 30, 2022	29

Schedule of Investments	PIMCO Total Return Portfolio	(Cont.)	June 30, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$9,302	$9,302
Corporate Bonds & Notes
Banking & Finance	0	916,758	0	916,758
Industrials	0	495,906	0	495,906
Utilities	0	161,978	0	161,978
Municipal Bonds & Notes
California	0	5,776	0	5,776
Florida	0	2,716	0	2,716
Illinois	0	7,712	0	7,712
New York	0	6,092	0	6,092
Ohio	0	4,967	0	4,967
Texas	0	2,107	0	2,107
West Virginia	0	6,117	0	6,117
U.S. Government Agencies	0	1,608,236	0	1,608,236
U.S. Treasury Obligations	0	635,446	0	635,446
Non-Agency Mortgage-Backed Securities	0	712,427	0	712,427
Asset-Backed Securities	0	828,298	0	828,298
Sovereign Issues	0	164,086	0	164,086
Preferred Securities
Banking & Finance	0	19,918	0	19,918
Utilities	0	0	54,233	54,233
Short-Term Instruments
Repurchase Agreements	0	351,093	0	351,093
Short-Term Notes	0	16,964	0	16,964
Argentina Treasury Bills	0	366	0	366
Israel Treasury Bills	0	104,502	0	104,502
U.S. Treasury Bills	0	55,865	0	55,865

	$0	$6,107,330	$63,535	$6,170,865

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$185,836	$0	$0	$185,836

Total Investments	$185,836	$6,107,330	$63,535	$6,356,701

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(229,759)	$0	$(229,759)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,090	20,930	0	22,020
Over the counter	0	34,125	0	34,125

	$1,090	$55,055	$0	$56,145

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11,666)	(10,517)	0	(22,183)
Over the counter	0	(43,191)	0	(43,191)

	$(11,666)	$(53,708)	$0	$(65,374)

Total Financial Derivative Instruments	$(10,576)	$1,347	$0	$(9,229)

Totals	$175,260	$5,878,918	$63,535	$6,117,713

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2022:

Category and Subcategory	Beginning Balance at 12/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$10,658	$0	$(492)	$1	$1	$(866)	$0	$0	$9,302	$(866)
Preferred Securities
Utilities	55,685	0	0	0	0	(1,452)	0	0	54,233	(1,452)

Totals	$66,343	$0	$(492)	$1	$1	$(2,318)	$0	$0	$63,535	$(2,318)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$9,302	Discounted Cash Flow	Discount Rate	5.308	—
Preferred Securities
Utilities	54,233	Discounted Cash Flow	Discount Rate	4.871	—

Total	$63,535

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements	June 30, 2022	(Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) is a Delaware statutory trust established under a trust instrument dated October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolio is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	|	JUNE 30, 2022	31

Notes to Financial Statements	(Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. In addition, the Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if the Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolio’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolio’s financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolio’s financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities,

SEMIANNUAL REPORT	|	JUNE 30, 2022	33

Notes to Financial Statements	(Cont.)

indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	|	JUNE 30, 2022	35

Notes to Financial Statements	(Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2022 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$278,454	$1,542	$(89,800)	$(1,154)	$(3,356)	$185,686	$1,542	$0

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$39,566	$10,024	$(49,400)	$(438)	$398	$150	$24	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolio may utilize the investments and strategies described below to the extent permitted by the Portfolio’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans

(including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was

SEMIANNUAL REPORT	|	JUNE 30, 2022	37

Notes to Financial Statements	(Cont.)

anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio as of June 30, 2022, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Portfolio to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Portfolio’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolio and impose added operational complexity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may enter into the borrowings and other financing transactions described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed

SEMIANNUAL REPORT	|	JUNE 30, 2022	39

Notes to Financial Statements	(Cont.)

upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolio did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolio may enter into the financial derivative instruments described below to the extent permitted by the Portfolio’s investment policies.

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future

SEMIANNUAL REPORT	|	JUNE 30, 2022	41

Notes to Financial Statements	(Cont.)

investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the

SEMIANNUAL REPORT	|	JUNE 30, 2022	43

Notes to Financial Statements	(Cont.)

seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Portfolio’s prospectus for a more detailed description of the risks of investing in the Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”)

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Portfolio.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

(b) Other Risks

In general, the Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of

SEMIANNUAL REPORT	|	JUNE 30, 2022	45

Notes to Financial Statements	(Cont.)

investing in the Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Portfolio’s performance.

Market Disruption Risk  The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Portfolio to lose value. These events can also impair the technology and other operational systems upon which the Portfolio’s service providers, including PIMCO as the Portfolio’s investment adviser, rely, and could otherwise disrupt the Portfolio’s service providers’ ability to fulfill their obligations to the Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolio holds, and may adversely affect the Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Portfolio itself is regulated. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of the Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio and the value of its investments, and limit and/or preclude the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Portfolio. While the Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolio has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

46	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolio may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolio is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

SEMIANNUAL REPORT	|	JUNE 30, 2022	47

Notes to Financial Statements	(Cont.)

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee

Administrative Class	—	0.15%

Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through May 1, 2023, to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Portfolio of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At June 30, 2022, there were no recoverable amounts.

On December 4, 2020, the SEC granted an order approving the substitutions of shares of certain mutual funds offered as investment options to certain variable annuity and variable life insurance contracts issued by the insurance company requesting such order with shares of certain other mutual funds, including the Portfolio. As a condition of this order, the SEC required that PIMCO enter into a written contract with the Portfolio to limit expenses as required by the order. Accordingly, pursuant to a Fund Substitution Expense Limitation Agreement dated April 21, 2021, PIMCO has agreed to waive, reduce or reimburse, for the Portfolio, all or any portion of fees by an amount sufficient to reduce the Administrative Class’s annualized expenses to 1.15%. This Expense Limitation Agreement will expire on June 20, 2023. The waiver will be, if applicable, reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2022, no amounts were waived or reimbursed under this Expense Limitation Agreement.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Purchases	Sales
$0	$13,965

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales

$10,909,128	$9,933,562	$756,988	$548,817

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	JUNE 30, 2022	49

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2022 (Unaudited)		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	5,516	$55,564	24,713	$274,753

Administrative Class	11,790	117,927	52,782	585,356

Advisor Class	5,953	60,312	36,278	404,420
Issued as reinvestment of distributions

Institutional Class	408	4,056	1,773	19,322

Administrative Class	3,443	34,137	21,226	231,859

Advisor Class	2,279	22,582	14,845	162,101
Cost of shares redeemed

Institutional Class	(14,102)	(135,801)	(3,898)	(42,533)

Administrative Class	(29,005)	(288,831)	(99,122)	(1,088,990)

Advisor Class	(14,878)	(147,654)	(58,772)	(638,042)

Net increase (decrease) resulting from Portfolio share transactions	(28,596)	$(277,708)	(10,175)	$(91,754)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 42% of the Portfolio. One of the shareholders is a related party of the Portfolio and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolio in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2022, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2022	(Unaudited)

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2021, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term
$14,780	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$6,675,593	$117,069	$(706,447)	$(589,378)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	JUNE 30, 2022	51

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	MYI	Morgan Stanley & Co. International PLC

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	NGF	Nomura Global Financial Products, Inc.

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	STR	State Street FICC Repo

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone

BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar

CAD	Canadian Dollar	ILS	Israeli Shekel	PEN	Peruvian New Sol

CLP	Chilean Peso	INR	Indian Rupee	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	ZAR	South African Rand

CZK	Czech Koruna	KRW	South Korean Won

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	LIBOR01M	1 Month USD-LIBOR	US0001M	ICE 1-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	SOFR	Secured Overnight Financing Rate	US0006M	ICE 6-Month USD LIBOR

EUR003M	3 Month EUR Swap Rate	SOFR30A	30-day Secured Overnight Financing Rate Average	TSFR1M	Term SOFR 1-Month

Other Abbreviations:

ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

BBR	Bank Bill Rate	DAC	Designated Activity Company	PIK	Payment-in-Kind

BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate

52	PIMCO VARIABLE INSURANCE TRUST

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Variable Insurance Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Portfolio portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Portfolio net assets.

At a meeting of the Board held on February 15-16, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

SEMIANNUAL REPORT	|	JUNE 30, 2022	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolio listed on the Report cover.

pimco.com/pvit

PVIT18SAR_063022

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: August 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: August 25, 2022

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: August 25, 2022